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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05426

AIM Investment Funds (Invesco Investment Funds)*
(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Address of principal executive offices) (Zip code)

Philip A. Taylor 11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end:	10/31

Date of reporting period:	10/31/15

*Funds included are: Invesco All Cap Market Neutral Fund, Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund, Invesco Developing Markets Fund, Invesco Emerging Market Local Currency Debt Fund, Invesco Emerging Markets Equity Fund, Invesco Endeavor Fund, Invesco Global Health Care Fund, Invesco Global Infrastructure Fund, Invesco Global Market Neutral Fund, Invesco Global Markets Strategy Fund, Invesco Global Targeted Returns Fund, Invesco Greater China Fund, Invesco International Total Return Fund, Invesco Long/Short Equity Fund, Invesco Low Volatility Emerging Markets Fund, Invesco Macro International Equity Fund, Invesco Macro Long/Short Fund, Invesco MLP Fund, Invesco Pacific Growth Fund, Invesco Premium Income Fund and Invesco Select Companies Fund.

Item 1. Report to Stockholders.

Annual Report to Shareholders	October 31, 2015

Invesco All Cap Market Neutral Fund
Nasdaq:
A: CPNAX ■ C: CPNCX ■ R: CPNRX ■ Y: CPNYX ■ R5: CPNFX ■ R6: CPNSX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period. I hope you find this report of interest.

The US economy expanded and unemployment declined throughout the reporting period. Continuing low energy prices benefited consumers, but a strong US dollar crimped corporate profits. The US Federal Reserve signaled that it was increasingly likely to raise interest rates, based on generally positive economic data, but uncertainty remained about when it might act. Overseas, the story was much different. Low energy prices hurt the economies of some oil-producing nations, such as Brazil and Russia. During the reporting period, the European

Central Bank as well as central banks in China and Japan – among other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness.

Investor uncertainty, such as we saw for much of the reporting period – and market volatility, such as we saw at the end of the reporting period – are unfortunate facts of life when it comes to investing. Some investors use these things as excuses to delay saving and investing for their long-term financial goals. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco All Cap Market Neutral Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco All Cap Market Neutral Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2015, Invesco All Cap Market Neutral Fund (the Fund), at net asset value (NAV), outperformed the Citigroup 90-Day Treasury Bill Index, the Fund’s broad market/style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/14 to 10/31/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	11.40%
Class C Shares	10.53
Class R Shares	11.05
Class Y Shares	11.66
Class R5 Shares	11.75
Class R6 Shares	11.66
Citigroup 90-Day Treasury Bill Index▼ (Broad Market/Style-Specific Index)	0.02
Lipper Alternative Equity Market Neutral Index■ (Peer Group Index)	-1.72

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

For the first half of the fiscal year ended October 31, 2015, US equity markets delivered positive returns as a strong domestic economy and successful exit from the US Federal Reserve’s (the Fed) quantitative easing made for an attractive investment backdrop. During the second half of the reporting period, equity markets cooled, given macroeconomic distractions. Market-moving headlines during the fiscal year included the rapid decline in oil prices, the strengthening US dollar given the potential for higher interest rates in the US, and slowing economic growth in China, which had negative implications for growth globally. Toward the end of the fiscal year, the Fed’s continued delay on raising interest rates increased investor uncertainty and market volatility.

    Despite solid economic growth in the US, the performance of individual economic sectors varied dramatically during the fiscal year. The information technology (IT) sector performed well, especially the Internet software and services industry. The consumer discretionary sector also performed well, led by retail and consumer services industries (such as entertainment, restaurants and leisure). This was due to lower gas prices, continued

low interest rates and increasing availability of credit, which boosted consumer confidence. The worst-performing sector was energy, due to an increased supply/ demand imbalance, followed by materials, which was hurt by concerns of slowing global demand.

    The Fund generally follows a market neutral strategy, which is designed to produce a portfolio that experiences minimal influence from the return patterns of the general US stock market. The Fund implements its strategy by purchasing investments (long positions) with equity exposure that we believe to be undervalued, and selling short investments (short positions) with equity exposure that we believe to be overvalued. Stock selection is the primary source of return for the Fund, which uses offsetting long and short positions to generate return and manage risk.

    As part of the investment process, the Fund evaluates fundamental and behavioral factors to forecast individual securities’ returns and risks, and ranks these securities based on their attractiveness relative to industry peers. In a market neutral construct, a positive spread between the top- and bottom-ranked stocks (long and short candidates for the portfolio) typically leads to outperformance relative to the Citigroup 90-Day Treasury Bill Index.

    During the fiscal year, the Fund benefited most from a positive long/short spread in eight of 10 sectors. Overall, the

Portfolio Composition
By sector, based on total net assets
	Equity Securities		Gross	Net
	Long[1]	Short[2]	Exposure[3]	Exposure[4]
Health Care	21.1%	21.2%	42.3%	-0.1%
Information Technology	16.5	15.0	31.5	1.5
Energy	15.8	15.1	30.9	0.7
Financials	7.6	9.2	16.8	-1.6
Consumer Discretionary	7.5	8.6	16.1	-1.1
Industrials	7.1	4.4	11.5	2.7
Materials	4.9	5.7	10.6	-0.8
Consumer Staples	3.7	3.5	7.2	0.2
Telecommunication Services	0.7	1.2	1.9	-0.5
Utilities	0.1	1.0	1.1	-0.9
Money Market Funds Plus Other Assets Less Liabilities	15.0	–	15.0	15.0
Total	100.0	84.9	184.9	15.1

1	Represents the value of the equity securities in the portfolio.
2	Represents the value of the equity securities underlying the Fund’s equity short portfolio swap.
3	Represents the cumulative exposure of the Fund’s long and short positions.
4	Represents the net exposure of the Fund’s long and short positions.

Total Net Assets	$32.9 million

Data presented here are as of October 31, 2015.

4                         Invesco All Cap Market Neutral Fund

best results came from the IT, health care, industrials and financials sectors. Modestly detracting from overall performance was the long/short spread in the consumer discretionary and energy sectors.

In the IT sector, the Fund’s short holdings within the computers/electronics industry declined more in price than the long holdings of its industry peers, while both long and short holdings in the semiconductor industry contributed to Fund performance. Strong Fund results for the fiscal year in the health care sector resulted primarily from short holdings in the biotechnology industry and long holdings in the health care equipment and services industry. Within the industrials sector, long and short positions in the airline industry and short positions in the commercial and professional services industry generated a positive spread and contributed to Fund performance for the reporting period. Strong results from the financials sector were due to short positions in the diversified financials industry and long positions in the insurance industry.

In the energy sector, the Fund’s long holdings underperformed its short holdings, specifically within the oil and gas exploration and production industry. The Fund’s short holdings within the consumer discretionary sector outperformed its long holdings in that sector, specifically within the media industry.

At the end of the reporting period, the Fund’s largest gross sector exposures were in the health care, IT, energy and consumer discretionary sectors.

Please note that the Fund may utilize derivative instruments that include equity total return swaps and futures contracts. During the reporting period, the Fund utilized equity total return swaps to efficiently implement its strategy, but did not use future contracts. The implementation impact of using equity total return swaps is a component of transaction costs. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

Thank you for your investment in Invesco All Cap Market Neutral Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Michael Abata Chartered Financial Analyst, Portfolio Manager, is manager of Invesco All Cap
Market Neutral Fund. He joined Invesco in 2011. Mr. Abata earned a BA in economics from Binghamton University.

Charles Ko Chartered Financial Analyst, Portfolio Manager, is manager of Invesco All Cap
Market Neutral Fund. He joined Invesco in 2012. Mr. Ko earned a BS from MIT and an MBA from Yale University.

Anthony Munchak Chartered Financial Analyst, Portfolio Manager, is manager of Invesco All Cap
Market Neutral Fund. He joined Invesco in 2000. Mr. Munchak earned a BS and an MS in finance from Boston College and an MBA from Bentley College.

Glen Murphy Chartered Financial Analyst, Portfolio Manager, is manager of Invesco All Cap
Market Neutral Fund. He joined Invesco in 1995. Mr. Murphy earned a BA in business administration from the University of Massachusetts Amherst and an MS in finance from Boston College.

Francis Orlando Chartered Financial Analyst, Portfolio Manager, is manager of Invesco All Cap
Market Neutral Fund. He joined Invesco in 1987. Mr. Orlando earned a BA in business administration from Merrimack College and an MBA from Boston University.

Andrew Waisburd Portfolio Manager, is manager of Invesco All Cap Market Neutral Fund. He joined
Invesco in 2008. Mr. Waisburd earned a BS in statistics from Cornell University and an MS and a PhD in finance from Indiana University.

5                         Invesco All Cap Market Neutral Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) Since Inception

Fund and index data from 12/17/13

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco All Cap Market Neutral Fund

Average Annual Total Returns
As of 10/31/15, including maximum applicable sales charges

Class A Shares
Inception (12/17/13)	6.58%
1 Year	5.30

Class C Shares
Inception (12/17/13)	9.05%
1 Year	9.53

Class R Shares
Inception (12/17/13)	9.54%
1 Year	11.05

Class Y Shares
Inception (12/17/13)	10.09%
1 Year	11.66

Class R5 Shares
Inception (12/17/13)	10.14%
1 Year	11.75

Class R6 Shares
Inception (12/17/13)	10.09%
1 Year	11.66

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.62%, 2.37%, 1.87%, 1.37%, 1.37% and 1.37%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 4.37%, 5.12%, 4.62%, 4.12%, 4.09% and 4.08%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the

Average Annual Total Returns
As of 9/30/15, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/17/13)	5.14%
1 Year	2.66

Class C Shares
Inception (12/17/13)	7.72%
1 Year	6.74

Class R Shares
Inception (12/17/13)	8.24%
1 Year	8.37

Class Y Shares
Inception (12/17/13)	8.77%
1 Year	8.90

Class R5 Shares
Inception (12/17/13)	8.77%
1 Year	8.80

Class R6 Shares
Inception (12/17/13)	8.77%
1 Year	8.90

applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2017. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2017. See current prospectus for more information.

7                         Invesco All Cap Market Neutral Fund

Invesco All Cap Market Neutral Fund’s investment objective is to seek to provide a positive return over a full market cycle from a broadly diversified portfolio of stocks while seeking to limit exposure to the general risks associated with stock market investing.

■	Unless otherwise stated, information presented in this report is as of October 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing

in the Fund

■	Active trading risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than mutual funds that do not use derivative instruments or that use derivative instruments to a lesser extent than the Fund to implement their investment strategy.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results. In particular, there is no guarantee that the portfolio manager’s stock selection process will produce a market neutral portfolio that reduces or eliminates the Fund’s exposure to general US stock market risk, sector or industry-specific risk or market capitalization risk. In addition, the Fund’s market neutral investment strategy will likely cause the Fund to underperform the broader US equity market during market rallies. Such underperformance could be significant during sudden or significant market rallies. Although the Fund seeks to provide a positive return, investors may lose money by investing in the Fund.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Short sales risk. Short sales may cause the Fund to repurchase a security at a higher price, thereby causing the Fund to incur a loss. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited. In order to establish a short position in a security, the Fund must borrow the security from a broker. The Fund may not always be able to borrow a security the Fund seeks to sell short at a particular time or at an acceptable price. The Fund also may not always be able to close out the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Fund will incur increased transaction costs associated with selling securities short. In addition, taking short positions in securities results in a form of leverage which may cause the Fund to be volatile.

■	Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

■	The Citigroup 90-Day Treasury Bill Index is an unmanaged index representative of three-month Treasury bills.
■	The Lipper Alternative Equity Market Neutral Index is an unmanaged index considered representative of funds that employ portfolio strategies generating consistent returns in both up and down markets by selecting positions with a total net market exposure of zero.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

continued on page 6
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco All Cap Market Neutral Fund

Schedule of Investments(a)

October 31, 2015

	Shares	Value
Common Stocks & Other Equity Interests–85.04%
Aerospace & Defense–1.34%
Ducommun Inc.(b)	4,000	$86,560
Huntington Ingalls Industries, Inc.	2,950	353,823
		440,383

Agricultural & Farm Machinery–0.28%
AGCO Corp.	1,900	91,941

Agricultural Products–0.90%
Bunge Ltd.	4,050	295,488

Air Freight & Logistics–0.49%
Atlas Air Worldwide Holdings, Inc.(b)	3,900	160,836

Airlines–0.88%
JetBlue Airways Corp.(b)	11,650	289,386

Alternative Carriers–0.64%
Inteliquent, Inc.	10,200	211,344

Application Software–0.04%
Aware, Inc.	4,000	12,920

Auto Parts & Equipment–0.74%
China Automotive Systems, Inc. (China)	9,900	59,400
Tower International Inc.(b)	6,700	184,049
		243,449

Biotechnology–11.97%
Adamas Pharmaceuticals, Inc.(b)	7,200	106,272
Anacor Pharmaceuticals, Inc.(b)	3,050	342,850
Applied Genetic Technologies Corp.(b)	2,250	27,000
BioSpecifics Technologies Corp.(b)	3,150	183,992
China Biologic Products Inc. (China)(b)	150	17,091
Concert Pharmaceuticals, Inc.(b)	8,850	200,984
Cytokinetics, Inc.(b)	17,950	154,550
Eagle Pharmaceuticals, Inc.(b)	4,850	308,993
Infinity Pharmaceuticals, Inc.(b)	21,800	225,630
MacroGenics, Inc.(b)	11,050	343,323
Myriad Genetics, Inc.(b)	9,850	397,644
NewLink Genetics Corp.(b)	8,100	309,987
PDL BioPharma Inc.	23,900	109,462
Pfenex Inc.(b)	10,150	183,512
Progenics Pharmaceuticals, Inc.(b)	33,750	247,725
Repligen Corp.(b)	12,300	408,852
United Therapeutics Corp.(b)	2,500	366,575
		3,934,442

Broadcasting–0.12%
TEGNA Inc.	1,450	39,208

Building Products–0.45%
Owens Corning	3,250	147,973

	Shares	Value
Cable & Satellite–1.33%
Comcast Corp.–Class A	7,000	$438,340

Casinos & Gaming–1.15%
Isle of Capri Casinos, Inc.(b)	19,700	376,861

Coal & Consumable Fuels–0.07%
Peabody Energy Corp.(b)	1,893	24,211

Commercial Printing–0.76%
Ennis Inc.	12,500	250,375

Commodity Chemicals–1.33%
LyondellBasell Industries N.V.–Class A	4,700	436,677

Communications Equipment–0.82%
Black Box Corp.	3,450	42,124
Cisco Systems, Inc.	450	12,983
Polycom, Inc.(b)	15,650	215,657
		270,764

Computer & Electronics Retail–1.02%
Best Buy Co., Inc.	9,600	336,288

Consumer Electronics–0.33%
ZAGG Inc.(b)	12,850	108,968

Consumer Finance–0.53%
Nelnet, Inc.–Class A	2,300	82,294
Santander Consumer USA Holdings Inc.	5,150	92,752
		175,046

Data Processing & Outsourced Services–1.32%
Global Payments Inc.	700	95,487
Information Services Group, Inc.	14,750	54,133
NeuStar, Inc.–Class A(b)	7,650	208,003
Planet Payment Inc.(b)	25,500	76,500
		434,123

Distillers & Vintners–0.09%
MGP Ingredients, Inc.	1,650	28,595

Diversified Banks–0.79%
Citigroup Inc.	4,900	260,533

Diversified Chemicals–0.08%
Chemours Co. (The)	3,850	26,681

Diversified Metals & Mining–0.37%
Turquoise Hill Resources Ltd. (Canada)(b)	44,200	120,224

Drug Retail–0.35%
CVS Health Corp.	1,150	113,597

Education Services–0.33%
Cambium Learning Group Inc.(b)	10,250	49,303
K12 Inc.(b)	5,950	57,774
		107,077

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco All Cap Market Neutral Fund

	Shares	Value
Electric Utilities–0.08%
Exelon Corp.	950	$26,524

Electrical Components & Equipment–0.32%
General Cable Corp.	6,800	104,652

Electronic Manufacturing Services–0.95%
Celestica Inc. (Canada)(b)	8,100	90,882
Multi-Fineline Electronix, Inc.(b)	11,850	220,173
		311,055

Footwear–0.06%
Rocky Brands, Inc.	1,600	20,400

Gold–1.35%
Newmont Mining Corp.	22,700	441,742

Health Care Equipment–0.72%
Hologic, Inc.(b)	5,350	207,901
LeMaitre Vascular, Inc.	2,250	29,970
	237,871

Health Care REIT’s–0.10%
Care Capital Properties, Inc.	1,000	32,950

Health Care Services–0.94%
Almost Family Inc.(b)	1,750	72,415
LHC Group Inc.(b)	3,800	171,247
Premier Inc.–Class A(b)	1,550	52,405
RadNet, Inc.(b)	1,900	12,559
	308,626

Homebuilding–0.09%
TopBuild Corp.(b)	1,050	29,537

Hotel and Resort REIT’s–0.33%
Summit Hotel Properties, Inc.	8,400	109,872

Household Products–0.35%
Central Garden & Pet Co.–Class A(b)	6,800	114,784

Human Resource & Employment Services–0.99%
Insperity, Inc.	7,000	325,220

Independent Power Producers & Energy Traders–0.05%
Talen Energy Corp.(b)	1,950	16,926

Integrated Oil & Gas–2.42%
Cenovus Energy Inc. (Canada)	24,200	360,822
Suncor Energy, Inc. (Canada)	14,550	432,571
	793,393

Integrated Telecommunication Services–0.07%
Windstream Holdings Inc.	3,750	24,413

Internet Retail–0.73%
Nutrisystem, Inc.	10,400	240,552

Internet Software & Services–2.73%
Demand Media, Inc.(b)	6,750	29,363
DHI Group, Inc.(b)	21,500	194,575

	Shares	Value
Internet Software & Services–(continued)
Earthlink Holdings Corp.	50,300	$430,065
Monster Worldwide, Inc.(b)	20,950	131,356
TechTarget, Inc.(b)	5,000	46,650
United Online, Inc.(b)	5,650	65,992
	898,001

IT Consulting & Other Services–2.17%
Hackett Group, Inc. (The)	10,750	159,960
Leidos Holdings, Inc.	9,200	483,644
NCI, Inc.–Class A	4,550	70,707
	714,311

Leisure Products–0.20%
Nautilus, Inc.(b)	3,900	66,456

Life Sciences Tools & Services–1.26%
Cambrex Corp.(b)	9,000	413,730

Managed Health Care–1.29%
Molina Healthcare, Inc.(b)	5,650	350,300
Triple-S Management Corp.–Class B (Puerto Rico)(b)	3,550	73,094
	423,394

Mortgage REIT’s–0.55%
Annaly Capital Management Inc.	18,000	179,100

Movies & Entertainment–0.16%
Walt Disney Co. (The)	450	51,183

Oil & Gas Drilling–1.62%
Noble Corp. PLC	35,200	474,144
Pioneer Energy Services Corp.(b)	25,100	57,981
	532,125

Oil & Gas Equipment & Services–0.95%
Superior Energy Services, Inc.	21,950	310,812

Oil & Gas Exploration & Production–5.16%
Baytex Energy Corp. (Canada)	29,950	121,896
Canadian Natural Resources Ltd. (Canada)	19,000	441,180
Clayton Williams Energy, Inc.(b)	5,950	354,441
Denbury Resources Inc.	41,800	147,972
Enerplus Corp. (Canada)	28,700	135,177
Newfield Exploration Co.(b)	8,000	321,520
Panhandle Oil & Gas, Inc.–Class A	5,950	109,361
Penn West Petroleum Ltd. (Canada)	54,650	63,941
	1,695,488

Oil & Gas Refining & Marketing–5.56%
Adams Resources & Energy, Inc.	1,150	51,129
Alon USA Energy, Inc.	17,950	300,662
REX American Resources Corp.(b)	3,550	194,931
Tesoro Corp.	4,100	438,413
Valero Energy Corp.	7,000	461,440
Western Refining, Inc.	9,150	380,823
		1,827,398

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco All Cap Market Neutral Fund

	Shares	Value
Packaged Foods & Meats–2.02%
Dean Foods Co.	13,700	$248,107
Pilgrim’s Pride Corp.	21,900	415,881
		663,988

Paper Packaging–1.25%
AEP Industries Inc.(b)	800	64,000
Avery Dennison Corp.	5,350	347,589
		411,589

Paper Products–0.27%
Mercer International, Inc. (Canada)(b)	8,200	88,560

Pharmaceuticals–4.93%
Cumberland Pharmaceuticals Inc.(b)	3,450	21,390
Heska Corp.(b)	3,050	93,818
Lannett Co., Inc.(b)	2,100	94,017
Pfizer Inc.	11,700	395,694
Sagent Pharmaceuticals Inc.(b)	8,600	144,566
SciClone Pharmaceuticals, Inc.(b)	23,300	177,546
Sucampo Pharmaceuticals, Inc.–Class A(b)	20,800	402,688
Supernus Pharmaceuticals Inc.(b)	17,650	291,225
		1,620,944

Property & Casualty Insurance–3.28%
Ambac Financial Group, Inc.(b)	21,800	352,070
Assured Guaranty Ltd.	15,500	425,320
Universal Insurance Holdings, Inc.	9,500	299,725
		1,077,115

Real Estate Services–0.76%
Altisource Portfolio Solutions S.A.(b)	9,350	250,673

Regional Banks–0.04%
Century Bancorp, Inc.–Class A	300	13,335

Restaurants–1.01%
Darden Restaurants, Inc.	5,350	331,111

Semiconductors–4.78%
Integrated Device Technology, Inc.(b)	19,100	487,050
Intel Corp.	14,150	479,119

	Shares	Value
Semiconductors–(continued)
NeoPhotonics Corp.(b)	18,750	$155,063
NVIDIA Corp.	15,850	449,664
		1,570,896

Specialized REIT’s–1.23%
CoreSite Realty Corp.	7,350	403,882

Steel–0.30%
Steel Dynamics, Inc.	5,350	98,815

Technology Distributors–1.13%
Tech Data Corp.(b)	5,100	371,229

Technology Hardware, Storage & Peripherals–2.51%
Apple Inc.	3,550	424,225
NetApp, Inc.	11,750	399,500
		823,725

Tires & Rubber–0.32%
Cooper Tire & Rubber Co.	2,500	104,475

Trading Companies & Distributors–0.39%
Titan Machinery, Inc.(b)	10,450	127,804

Trucking–1.10%
P.A.M. Transportation Services, Inc.(b)	260	9,285
USA Truck Inc.(b)	3,350	60,903
YRC Worldwide, Inc.(b)	15,850	289,421
		359,609
Total Common Stocks & Other Equity Interests (Cost $26,932,692)		27,943,995

Money Market Funds–12.03%
Liquid Assets Portfolio–Institutional Class, 0.16%(c)	1,975,990	1,975,990
Premier Portfolio–Institutional Class, 0.12%(c)	1,975,989	1,975,989
Total Money Market Funds (Cost $3,951,979)		3,951,979
TOTAL INVESTMENTS–97.07% (Cost $30,884,671)		31,895,974
OTHER ASSETS LESS LIABILITIES–2.93%		961,425
NET ASSETS–100.00%		$32,857,399

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.

Open Total Return Swap Agreements
Reference Entity	Counterparty	Expiration Date	Floating Rate Index(1)	Notional Value	Unrealized Appreciation (Depreciation)		Net Value of Reference Entities
Equity Securities — Short	Morgan Stanley & Co. LLC	04/24/17	Federal Funds floating rate	$(28,270,746)	$353,475	(2)	$(27,899,314)

(1)	The Fund receives or pays the total return on the short positions underlying the total return swap and receives a specific Federal Funds floating rate.
(2)	Amount includes $(17,957) of dividends payable long and financing fees payable from the Fund to the Counterparty.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco All Cap Market Neutral Fund

The following table represents the individual short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co. LLC as of October 31, 2015.

	Shares	Value
Equity Securities — Short
Airlines
Copa Holdings S.A. (Panama)–Class A	(1,550)	$(78,306)
Spirit Airlines Inc.	(10,450)	(387,904)
		(466,210)

Airport Services
Macquarie Infrastructure Corp.	(3,050)	(242,627)

Apparel, Accessories & Luxury Goods
Kate Spade & Co.	(18,350)	(329,750)
Michael Kors Holdings Ltd.	(800)	(30,912)
		(360,662)

Application Software
Datawatch Corp.	(3,200)	(17,472)
Digital Turbine, Inc.	(17,550)	(29,133)
Guidewire Software , Inc.	(1,150)	(66,964)
		(113,569)

Asset Management & Custody Banks
Financial Engines Inc.	(7,400)	(237,984)

Automobile Manufacturers
Tesla Motors, Inc.	(1,250)	(258,662)

Biotechnology
Abeona Therapeutics, Inc.	(4,500)	(17,775)
Advaxis, Inc.	(11,950)	(132,526)
Agios Pharmaceuticals, Inc.	(5,450)	(397,087)
Amicus Therapeutics, Inc.	(57,650)	(432,375)
Aquinox Pharmaceuticals, Inc. (Canada)	(7,900)	(120,791)
ARCA biopharma, Inc.	(4,350)	(22,272)
Arrowhead Research Corp.	(22,550)	(116,133)
Caladrius Biosciences, Inc.	(12,550)	(15,562)
CorMedix Inc.	(10,300)	(26,162)
CytRx Corp.	(21,150)	(58,797)
Exact Sciences Corp.	(11,300)	(94,129)
Fibrocell Science, Inc.	(20,400)	(77,928)
Galectin Therapeutics Inc.	(4,310)	(11,766)
Genocea Biosciences, Inc.	(13,600)	(65,144)
Ignyta, Inc.	(9,800)	(100,000)
Intercept Pharmaceuticals, Inc.	(2,550)	(400,860)
Keryx Biopharmaceuticals, Inc.	(34,550)	(154,784)
La Jolla Pharmaceutical Co.	(8,400)	(209,916)
Medgenics, Inc. (Israel)	(11,600)	(75,980)
Mirati Therapeutics, Inc.	(9,050)	(320,189)
Navidea Biopharmaceuticals Inc.	(41,350)	(83,527)
Northwest Biotherapeutics, Inc.	(17,650)	(86,132)
Ohr Pharmaceutical, Inc.	(7,000)	(20,510)
Ovascience Inc.	(10,350)	(134,240)
Puma Biotechnology, Inc.	(4,700)	(387,374)

	Shares	Value
Biotechnology–(continued)
TG Therapeutics, Inc.	(2,950)	$(36,491)
Trovagene, Inc.	(11,650)	(50,211)
		(3,648,661)

Casinos & Gaming
Empire Resorts, Inc.	(2,200)	(10,208)
Wynn Resorts Ltd.	(6,250)	(437,188)
		(447,396)

Coal & Consumable Fuels
CONSOL Energy Inc.	(32,550)	(216,783)
Solazyme Inc.	(22,850)	(74,948)
		(291,731)

Commodity Chemicals
Methanex Corp. (Canada)	(3,600)	(143,748)

Communications Equipment
NetScout Systems, Inc.	(5,650)	(202,666)
ViaSat, Inc.	(3,350)	(220,966)
		(423,632)

Computer & Electronics Retail
Conn’s, Inc.	(2,500)	(47,425)

Construction & Engineering
HC2 Holdings, Inc.	(4,250)	(32,130)
MasTec, Inc.	(9,650)	(161,830)
		(193,960)

Construction Materials
Eagle Materials Inc.	(6,350)	(419,291)
Martin Marietta Materials, Inc.	(950)	(147,392)
		(566,683)

Consumer Electronics
Turtle Beach Corp.	(6,670)	(15,674)

Diversified Metals & Mining
Freeport-McMoRan Inc.	(34,850)	(410,185)

Diversified REIT’s
NorthStar Realty Finance Corp.	(36,300)	(435,963)
VEREIT, Inc.	(40,000)	(330,400)
		(766,363)

Education Services
2U, Inc.	(2,600)	(54,548)

Electrical Components & Equipment
American Superconductor Corp.	(6,800)	(36,924)
SolarCity Corp.	(6,050)	(179,382)
		(216,306)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco All Cap Market Neutral Fund

	Shares	Value
Electronic Equipment Manufacturers
CUI Global, Inc.	(9,700)	$(60,722)
Zebra Technologies Corp.–Class A	(5,350)	(411,415)
		(472,137)

Fertilizers & Agricultural Chemicals
AgroFresh Solutions, Inc.	(7,150)	(50,550)

Food Distributors
United Natural Foods, Inc.	(7,350)	(370,808)

Food Retail
Sprouts Farmers Market, Inc.	(1,450)	(29,551)

Gold
Franco-Nevada Corp. (Canada)	(7,450)	(377,641)

Health Care Equipment
CytoSorbents Corp.	(12,150)	(90,396)
GenMark Diagnostics Inc.	(16,950)	(107,802)
OncoSec Medical Inc.	(5,950)	(25,347)
Tandem Diabetes Care, Inc.	(14,400)	(130,608)
TriVascular Technologies, Inc.	(3,800)	(25,688)
Veracyte, Inc.	(12,850)	(83,654)
		(463,495)

Health Care Supplies
Cerus Corp.	(37,550)	(179,114)
Cooper Cos., Inc. (The)	(2,800)	(426,608)
STAAR Surgical Co.	(7,950)	(64,793)
TearLab Corp.	(7,410)	(14,449)
		(684,964)

Homebuilding
New Home Co. Inc. (The)	(1,150)	(16,456)

Independent Power Producers & Energy Traders
Dynegy Inc.	(17,200)	(334,196)

Industrial Machinery
ARC Group Worldwide, Inc.	(5,150)	(10,403)
Chart Industries, Inc.	(3,350)	(57,586)
		(67,989)

Insurance Brokers
eHealth, Inc.	(7,100)	(84,845)

Integrated Oil & Gas
Chevron Corp.	(4,700)	(427,136)

Internet Retail
Amazon.com, Inc.	(640)	(400,576)

Internet Software & Services
Alphabet Inc.–Class A	(560)	(412,938)
TrueCar, Inc.	(32,250)	(198,015)
		(610,953)

	Shares	Value
Life Sciences Tools & Services
Accelerate Diagnostics, Inc.	(12,700)	$(212,979)
Illumina, Inc.	(800)	(114,624)
NanoString Technologies, Inc.	(6,000)	(87,060)
		(414,663)

Marine
Kirby Corp.	(900)	(58,761)

Mortgage REIT’s
Altisource Residential Corp.	(16,200)	(233,118)
Orchid Island Capital Inc.	(2,600)	(23,088)
		(256,206)

Motorcycle Manufacturers
Kandi Technologies Group Inc. (China)	(17,800)	(167,498)

Movies & Entertainment
IMAX Corp.	(4,250)	(163,157)
Lions Gate Entertainment Corp.	(10,450)	(407,237)
		(570,394)

Oil & Gas Drilling
Diamond Offshore Drilling, Inc.	(1,650)	(32,802)
Unit Corp.	(7,000)	(88,270)
		(121,072)

Oil & Gas Equipment & Services
Bristow Group, Inc.	(5,050)	(175,387)
CARBO Ceramics Inc.	(2,200)	(38,544)
Geospace Technologies Corp.	(1,150)	(17,664)
Helix Energy Solutions Group Inc.	(14,800)	(85,544)
McDermott International, Inc.	(28,800)	(132,768)
		(449,907)

Oil & Gas Exploration & Production
Antero Resources Corp.	(2,400)	(56,568)
Eclipse Resources Corp.	(62,700)	(134,805)
Gulfport Energy Corp.	(13,750)	(418,963)
Laredo Petroleum Inc.	(25,250)	(289,870)
Memorial Resource Development Corp.	(10,800)	(191,052)
Oasis Petroleum Inc.	(19,350)	(225,041)
SM Energy Co.	(3,750)	(125,062)
Southwestern Energy Co.	(39,350)	(434,424)
Whiting Petroleum Corp.	(24,800)	(427,304)
		(2,303,089)

Oil & Gas Storage & Transportation
Cheniere Energy, Inc.	(8,900)	(440,728)
GasLog Ltd. (Monaco)	(16,200)	(187,434)
Golar LNG Ltd. (Bermuda)	(13,500)	(391,635)
Pembina Pipeline Corp. (Canada)	(1,750)	(43,960)
SemGroup Corp–Class A	(6,400)	(291,520)
		(1,355,277)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco All Cap Market Neutral Fund

	Shares	Value
Packaged Foods & Meats
Inventure Foods, Inc.	(2,950)	$(25,547)
Keurig Green Mountain Inc.	(7,250)	(367,938)
		(393,485)

Personal Products
Elizabeth Arden, Inc.	(2,850)	(35,739)

Pharmaceuticals
Aerie Pharmaceuticals, Inc.	(10,950)	(249,770)
Agile Therapeutics, Inc.	(1,600)	(12,704)
Akorn, Inc.	(16,250)	(434,525)
Alimera Sciences Inc.	(14,300)	(43,043)
Ampio Pharmaceuticals, Inc.	(13,550)	(47,289)
Assembly Biosciences, Inc.	(6,400)	(61,440)
BioDelivery Sciences International, Inc.	(24,450)	(131,541)
Egalet Corp.	(6,350)	(52,705)
Omeros Corp.	(4,550)	(57,011)
Pacira Pharmaceuticals, Inc.	(5,250)	(262,238)
TherapeuticsMD, Inc.	(39,750)	(233,333)
XenoPort Inc.	(30,650)	(187,271)
		(1,772,870)

Property & Casualty Insurance
Mercury General Corp.	(850)	(45,909)
White Mountains Insurance Group, Ltd.	(535)	(422,650)
		(468,559)

Real Estate Development
Howard Hughes Corp. (The)	(3,350)	(413,993)

Real Estate Services
Kennedy-Wilson Holdings Inc.	(13,300)	(326,116)

Reinsurance
Greenlight Capital Re, Ltd.–Class A	(14,800)	(325,008)

Restaurants
Kona Grill, Inc.	(5,450)	(74,937)

Semiconductor Equipment
Rubicon Technology, Inc.	(7,700)	(8,470)
SunEdison, Inc.	(45,250)	(330,325)
		(338,795)

Semiconductors
Micron Technology, Inc.	(25,000)	(414,000)
Qorvo, Inc.	(9,350)	(410,746)
QuickLogic Corp.	(15,200)	(20,976)
SunPower Corp.	(11,150)	(299,266)
		(1,144,988)

Soft Drinks
Coca-Cola Co. (The)	(7,650)	(323,977)

Specialty Chemicals
Platform Specialty Products Corp.	(18,350)	(191,574)
Senomyx, Inc.	(20,400)	(100,980)
		(292,554)

	Shares	Value
Specialty Stores
Cabela’s Inc.	(10,100)	$(395,617)

Steel
A. M. Castle & Co.	(7,400)	(17,686)

Systems Software
CommVault Systems, Inc.	(3,850)	(156,002)
NetSuite Inc.	(4,900)	(416,843)
Tableau Software Inc.–Class A	(4,850)	(407,206)
		(980,051)

Technology Hardware, Storage & Peripherals
3D Systems Corp.	(12,750)	(128,265)
Nimble Storage, Inc.	(11,450)	(258,770)
Silicon Graphics International Corp.	(17,250)	(75,383)
Stratasys, Ltd	(13,300)	(339,150)
Violin Memory, Inc.	(34,550)	(55,625)
		(857,193)

Thrifts & Mortgage Finance
Nationstar Mortgage Holdings, Inc.	(11,650)	(154,595)

Trading Companies & Distributors
NOW Inc.	(11,450)	(189,039)

Wireless Telecommunication Services
Sprint Corp.	(84,550)	(399,922)
Total Equity Securities — Short		$(27,899,314)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco All Cap Market Neutral Fund

Statement of Assets and Liabilities

October 31, 2015

Assets:
Investments, at value (Cost $26,932,692)	$27,943,995
Investments in affiliated money market funds, at value and cost	3,951,979
Total investments, at value (Cost $30,884,671)	31,895,974
Receivable for:
Deposits with brokers for swap agreements	30,523
Investments sold	1,949,841
Fund shares sold	453,015
Dividends	18,975
Investment for trustee deferred compensation and retirement plans	4,298
Unrealized appreciation on swap agreements — OTC	371,213
Other assets	8,193
Total assets	34,732,032

Liabilities:
Payable for:
Investments purchased	1,735,731
Fund shares reacquired	75
Swaps payable	27,826
Accrued fees to affiliates	28,604
Accrued trustees’ and officers’ fees and benefits	1,562
Accrued other operating expenses	58,799
Trustee deferred compensation and retirement plans	4,298
Unrealized depreciation on swap agreements — OTC	17,738
Total liabilities	1,874,633
Net assets applicable to shares outstanding	$32,857,399

Net assets consist of:
Shares of beneficial interest	$29,419,453
Undistributed net investment income	4,240,112
Undistributed net realized gain (loss)	(2,166,944)
Net unrealized appreciation	1,364,778
$32,857,399

Net Assets:
Class A	$12,811,787
Class C	$1,772,118
Class R	$22,693
Class Y	$16,906,880
Class R5	$598,754
Class R6	$745,167

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	1,075,002
Class C	150,706
Class R	1,913
Class Y	1,412,044
Class R5	50,001
Class R6	62,235
Class A:
Net asset value per share	$11.92
Maximum offering price per share
(Net asset value of $11.92 ÷ 94.50%)	$12.61
Class C:
Net asset value and offering price per share	$11.76
Class R:
Net asset value and offering price per share	$11.86
Class Y:
Net asset value and offering price per share	$11.97
Class R5:
Net asset value and offering price per share	$11.97
Class R6:
Net asset value and offering price per share	$11.97

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco All Cap Market Neutral Fund

Statement of Operations

For the year ended October 31, 2015

Investment income:
Dividends (net of foreign withholding taxes of $4,325)	$420,834
Dividends from affiliated money market funds	2,368
Interest	82,160
Total investment income	505,362

Expenses:
Advisory fees	343,246
Administrative services fees	50,000
Custodian fees	11,190
Distribution fees:
Class A	26,495
Class C	10,528
Class R	1,288
Dividends on short sales	89,368
Interest, facilities and maintenance fees	484,166
Transfer agent fees — A, C, R and Y	28,236
Transfer agent fees — R5	89
Transfer agent fees — R6	73
Trustees’ and officers’ fees and benefits	19,117
Registration and filing fees	81,262
Professional services fees	63,633
Other	29,585
Total expenses	1,238,276
Less: Fees waived and expenses reimbursed	(254,425)
Net expenses	983,851
Net investment income (loss)	(478,489)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	85,886
Securities sold short	(1,859,307)
Swap agreements	4,716,396
2,942,975
Change in net unrealized appreciation (depreciation) of:
Investment securities	(75,525)
Securities sold short	(501,159)
Swap agreements	353,475
(223,209)
Net realized and unrealized gain	2,719,766
Net increase in net assets resulting from operations	$2,241,277

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco All Cap Market Neutral Fund

Statement of Changes in Net Assets

For the year ended October 31, 2015 and the period December 17, 2013 (commencement date) through October 31, 2014

	October 31, 2015	December 17, 2013 (commencement date) through October 31, 2014
Operations:
Net investment income (loss)	$(478,489)	$(315,332)
Net realized gain (loss)	2,942,975	(387,164)
Change in net unrealized appreciation (depreciation)	(223,209)	1,587,987
Net increase in net assets resulting from operations	2,241,277	885,491

Share transactions–net:
Class A	2,123,323	9,349,083
Class C	837,576	848,820
Class R	(19,669)	38,619
Class Y	1,182,147	14,247,251
Class R5	(112,330)	604,228
Class R6	83,572	548,011
Net increase in net assets resulting from share transactions	4,094,619	25,636,012
Net increase in net assets	6,335,896	26,521,503

Net assets:
Beginning of year	26,521,503	—
End of year (includes undistributed net investment income (loss) of $4,240,112 and $(1,547), respectively)	$32,857,399	$26,521,503

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco All Cap Market Neutral Fund

Statement of Cash Flows

For the year ended October 31, 2015

Cash provided by operating activities:
Net increase in net assets resulting from operations	$2,241,277

Adjustments to reconcile the change in net assets applicable from operations to net cash provided by (used in) operating activities:
Purchases of investments	(50,274,072)
Net change in unrealized appreciation from swap agreements	(353,475)
Proceeds from sales of investments	42,373,554
Decrease in receivables and other assets	23,915,794
Payments to cover securities sold short	(57,983,012)
Proceeds from securities sold short	31,319,623
Net realized gain (loss) from securities sold short	1,859,307
Net change in unrealized depreciation on securities sold short	501,159
Increase in accrued expenses and other payables	6,265
Net realized gain from investment securities	(85,886)
Net change in unrealized depreciation on investment securities	75,525
Net cash provided by (used in) operating activities	(6,403,941)

Cash provided by financing activities:
Proceeds from shares of beneficial interest sold	31,206,307
Disbursements from shares of beneficial interest reacquired	(27,674,390)
Net cash provided by financing activities	3,531,917
Net increase (decrease) in cash and cash equivalents	(2,872,024)
Cash at beginning of year	6,824,003
Cash at end of year	$3,951,979

Notes to Financial Statements

October 31, 2015

NOTE 1—Significant Accounting Policies

Invesco All Cap Market Neutral Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide a positive return over a full market cycle from a broadly diversified portfolio of stocks while seeking to limit exposure to the general risks associated with stock market investing.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

18                         Invesco All Cap Market Neutral Fund

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income and short stock rebate income are recorded on the accrual basis. Dividend income (net of withholding tax, if any) and dividend expense on short sales are recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

19                         Invesco All Cap Market Neutral Fund

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
J.	Securities Sold Short — The Fund may enter into short sales of securities which it concurrently holds (“covered”) or for which it holds no corresponding position (“not covered”). Securities sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The liability is recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the Fund’s security valuations policy. The Fund will incur a loss if the price of the security increases between the date of short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. For positions not covered, there is no ceiling on the ultimate price paid for the securities to cover the short position and therefore, the loss could exceed the amount of proceeds received.

The Fund is required to segregate cash or securities as collateral in margin accounts with the broker at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The short stock rebate presented in the Statement of Operations represents the net income earned on short sale proceeds held on deposit with the broker and margin interest earned or incurred on short sale transactions. The Fund may also earn or incur margin interest on short sale transactions. Margin interest is the income earned (or expenses incurred) as a result of the market value of securities sold short being less than (or greater than) the proceeds received on the short sales. Margin interest earned is shown in the Statement of Operations as Interest and margin interest expenses incurred are shown in the Statement of Operations as Interest, facilities and maintenance fees.

K.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying equity securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

20                         Invesco All Cap Market Neutral Fund

L.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
M.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $10 billion	1.25%
Over $10 billion	1.15%

For the year ended October 31, 2015, the effective advisory fees incurred by the Fund was 1.25%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.62%, 2.37%, 1.87%, 1.37%, 1.37% and 1.37% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2017. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2015, the Adviser waived advisory fees of $226,026 and reimbursed class level expenses of $11,389, $1,131, $277, $15,439, $89 and $74 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2015, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2015, IDI advised the Fund that IDI retained $4,930 in front-end sales commissions from the sale of Class A shares and $1,317 from Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

21                         Invesco All Cap Market Neutral Fund

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$31,895,974	$—	$—	$31,895,974
Swap Agreements*	—	353,475	—	353,475
Total Investments	$31,895,974	$353,475	$—	$32,249,449

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2015:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Equity risk:
Swap agreements(a)	$371,213	$(17,738)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the captions Unrealized appreciation on swap agreements — OTC and Unrealized depreciation on swap agreements — OTC.

Effect of Derivative Investments for the year ended October 31, 2015

The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Swap Agreements
Realized Gain:
Equity risk	$4,716,396
Change in Net Unrealized Appreciation:
Equity risk	353,475
Total	$5,069,871

The table below summarizes the average notional value of swap agreements outstanding during the period.

Swap Agreements
Average notional value	$21,595,089

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of October 31, 2015.

	Gross amounts of Recognized Assets	Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Financial Instruments	Collateral Received		Net Amount
Counterparty			Non-Cash	Cash
Morgan Stanley & Co. LLC	$371,213	$(45,564)	$—	$—	$325,649

22                         Invesco All Cap Market Neutral Fund

	Gross amounts of Recognized Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Financial Instruments	Collateral Pledged		Net Amount
Counterparty			Non-Cash	Cash
Morgan Stanley & Co. LLC	$45,564	$(45,564)	$—	$—	$—

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

There were no ordinary income and long-term gain distributions paid during the period October 31, 2014 through October 31, 2015.

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$4,597,599
Net unrealized appreciation — investments	799,863
Temporary book/tax differences	(4,013)
Capital loss carryforward	(1,955,503)
Shares of beneficial interest	29,419,453
Total net assets	$32,857,399

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$1,955,503	$	$1,955,503

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2015 was $46,663,510 and $43,223,173, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$2,741,631
Aggregate unrealized (depreciation) of investment securities	(1,941,768)
Net unrealized appreciation of investment securities	$799,863

Cost of investments for tax purposes is $31,096,111.

23                         Invesco All Cap Market Neutral Fund

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of swap agreement income, short sales and net operating loss, on October 31, 2015, undistributed net investment income was increased by $4,720,148, undistributed net realized gain (loss) was decreased by $4,721,588 and shares of beneficial interest was increased by $1,440. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Year ended October 31, 2015(a)		December 17, 2013 (commencement date) through October 31, 2014
	Shares	Amount	Shares	Amount
Sold:
Class A	1,145,421	$12,745,791	951,991	$9,785,091
Class C	193,382	2,124,532	130,154	1,361,251
Class R	23,122	252,070	3,713	38,619
Class Y	1,461,895	16,219,741	1,373,449	14,321,343
Class R5	—	—	60,560	606,027
Class R6	12,424	134,891	54,496	548,011

Reacquired:
Class A	(980,822)	(10,622,468)	(41,588)	(436,008)
Class C	(123,275)	(1,286,956)	(49,555)	(512,431)
Class R	(24,922)	(271,739)	—	—
Class Y	(1,416,243)	(15,037,594)	(7,057)	(74,092)
Class R5	(10,386)	(112,330)	(173)	(1,799)
Class R6	(4,685)	(51,319)	—	—
Net increase in share activity	275,911	$4,094,619	2,475,990	$25,636,012

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 36% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially.
In addition, 36% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are mutual funds that are advised by Invesco.

24                         Invesco All Cap Market Neutral Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains on securities (both realized and unrealized)	Total from investment operations	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets (including interest expense and dividends on short sales expense) with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets (including interest expense and dividends on short sales expense) without fee waivers and/or expenses absorbed		Ratio of expenses to average net assets (excluding interest expense and dividends on short sales expense) with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets (excluding interest expense and dividends on short sales expense) without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Ratio of interest expense and dividends on short sales to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/15	$10.70	$(0.20)	$1.42	$1.22	$11.92	11.40%	$12,812	3.69	%(d)	4.62	%(d)	1.60	%(d)	2.53	%(d)	(1.85	)%(d)	2.09	%(d)	175%
Year ended 10/31/14(e)	10.00	(0.27)	0.97	0.70	10.70	7.00	9,742	4.53	(f)	7.28	(f)	1.60	(f)	4.35	(f)	(3.03	)(f)	2.93	(f)	105
Class C
Year ended 10/31/15	10.63	(0.28)	1.41	1.13	11.76	10.63	1,772	4.44	(d)	5.37	(d)	2.35	(d)	3.28	(d)	(2.60	)(d)	2.09	(d)	175
Year ended 10/31/14(e)	10.00	(0.34)	0.97	0.63	10.63	6.30	857	5.28	(f)	8.03	(f)	2.35	(f)	5.10	(f)	(3.78	)(f)	2.93	(f)	105
Class R
Year ended 10/31/15	10.68	(0.22)	1.40	1.18	11.86	11.05	23	3.94	(d)	4.87	(d)	1.85	(d)	2.78	(d)	(2.10	)(d)	2.09	(d)	175
Year ended 10/31/14(e)	10.00	(0.29)	0.97	0.68	10.68	6.80	40	4.78	(f)	7.53	(f)	1.85	(f)	4.60	(f)	(3.28	)(f)	2.93	(f)	105
Class Y
Year ended 10/31/15	10.72	(0.17)	1.42	1.25	11.97	11.66	16,907	3.44	(d)	4.37	(d)	1.35	(d)	2.28	(d)	(1.60	)(d)	2.09	(d)	175
Year ended 10/31/14(e)	10.00	(0.25)	0.97	0.72	10.72	7.20	14,651	4.28	(f)	7.03	(f)	1.35	(f)	4.10	(f)	(2.78	)(f)	2.93	(f)	105
Class R5
Year ended 10/31/15	10.72	(0.17)	1.42	1.25	11.97	11.66	599	3.44	(d)	4.28	(d)	1.35	(d)	2.19	(d)	(1.60	)(d)	2.09	(d)	175
Year ended 10/31/14(e)	10.00	(0.25)	0.97	0.72	10.72	7.20	648	4.28	(f)	7.00	(f)	1.35	(f)	4.07	(f)	(2.78	)(f)	2.93	(f)	105
Class R6
Year ended 10/31/15	10.72	(0.17)	1.42	1.25	11.97	11.66	745	3.44	(d)	4.28	(d)	1.35	(d)	2.19	(d)	(1.60	)(d)	2.09	(d)	175
Year ended 10/31/14(e)	10.00	(0.25)	0.97	0.72	10.72	7.20	584	4.28	(f)	6.99	(f)	1.35	(f)	4.06	(f)	(2.78	)(f)	2.93	(f)	105

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $10,598, $1,053, $258, $14,367, $556 and $628 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of December 17, 2013.
(f)	Annualized.

25                         Invesco All Cap Market Neutral Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco All Cap Market Neutral Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Invesco All Cap Market Neutral Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period December 17, 2013 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 23, 2015

Houston, Texas

26                         Invesco All Cap Market Neutral Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2015 through October 31, 2015.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/15)	Expenses Paid During Period[2]
A	$1,000.00	$1,167.50	$8.80	$1,017.09	$8.19	1.61%
C	1,000.00	1,163.20	12.87	1,013.31	11.98	2.36
R	1,000.00	1,165.00	10.15	1,015.83	9.45	1.86
Y	1,000.00	1,167.80	7.43	1,018.35	6.92	1.36
R5	1,000.00	1,168.80	7.43	1,018.35	6.92	1.36
R6	1,000.00	1,167.80	7.43	1,018.35	6.92	1.36

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2015 through October 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

27                         Invesco All Cap Market Neutral Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco All Cap Market Neutral Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on
June 9-10, 2015, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2015.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the performance and investment management services provided by Invesco Advisers and the Affiliated Sub-Advisers to a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Board also receives a report and this independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 10, 2015, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board noted that the Fund recently began operations and that no comparative performance data was available.

C.	Advisory and Sub-Advisory Fees

The Board noted that no comparative fee information was available for the Fund.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 29, 2016 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds with investment strategies comparable to those of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of

28                         Invesco All Cap Market Neutral Fund

the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other types of client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended.

Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a similar scope of services. The information received by the Board demonstrated that the aggregate services provided to the Invesco Funds were sufficiently different from those provided to institutional clients to support the difference in fees.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board noted that the Fund had not been in operation long enough to become profitable and that Invesco Advisers was continuing to take entrepreneurial risk in operating the Fund. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

29                         Invesco All Cap Market Neutral Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			145	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc..

			145	None
[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco All Cap Market Neutral Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	145	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	145	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Chairman, Board of Governors, Western Golf Association	145	Chairman of the Board of Trustees, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			145	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			145	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	145	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	145	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	145	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	145	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	145	None

T-2                         Invesco All Cap Market Neutral Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	145	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco All Cap Market Neutral Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc..	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company.

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco All Cap Market Neutral Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	ACMN-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2015

Invesco Balanced-Risk Allocation Fund
Nasdaq:
A: ABRZX ■ B: ABRBX ■ C: ABRCX ■ R: ABRRX ■ Y: ABRYX ■ R5: ABRIX ■ R6: ALLFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    The US economy expanded and unemployment declined throughout the reporting period. Continuing low energy prices benefited consumers, but a strong US dollar crimped corporate profits. The US Federal Reserve signaled that it was increasingly likely to raise interest rates, based on generally positive economic data, but uncertainty remained about when it might act. Overseas, the story was much different. Low energy prices hurt the economies of some oil-producing nations, such as Brazil and Russia. During the reporting period, the European Central

Bank as well as central banks in China and Japan – among other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness.

    Investor uncertainty, such as we saw for much of the reporting period – and market volatility, such as we saw at the end of the reporting period – are unfortunate facts of life when it comes to investing. Some investors use these things as excuses to delay saving and investing for their long-term financial goals. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

    Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Balanced-Risk Allocation Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Balanced-Risk Allocation Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2015, Class A shares of Invesco Balanced- Risk Allocation Fund (the Fund), at net asset value (NAV), underperformed the Fund’s custom style-specific benchmarks, the Custom Invesco Balanced Risk Allocation Broad Index and the Custom Invesco Balanced Risk Allocation Style Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/14 to 10/31/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-1.64%
Class B Shares	-2.40
Class C Shares	-2.32
Class R Shares	-1.86
Class Y Shares	-1.40
Class R5 Shares	-1.39
Class R6 Shares	-1.27
S&P 500 Index▼ (Broad Market Index)	5.20
Custom Invesco Balanced-Risk Allocation Broad Index■ (Style-Specific Index)	4.23
Custom Invesco Balanced-Risk Allocation Style Index■ (Style-Specific Index)	2.10
Lipper Alternative Global Macro Funds Index¿ (Peer Group Index)	-3.30

Source(s): ▼FactSet Research Systems Inc.; ■Invesco, FactSet Research Systems Inc.; ¿Lipper Inc.

Market conditions and your Fund

During the fiscal year ended October 31, 2015, global markets produced mixed results due to volatility from a variety of geopolitical issues, and the Fund at NAV ended the reporting period in negative territory. The Fund invests in derivatives, such as swaps and futures, which are expected to correspond to US and international fixed income, equity and commodity markets. The strategic portion of the investment process involves first selecting representative assets for each asset class from a universe of over 50 assets. Next, we seek to construct the portfolio so that an approximately equal amount of risk comes from the equity, fixed income and commodity allocations. Tactical adjustments to the Fund’s portfolio are then made on a monthly basis to try and take advantage of short-term market dynamics.

    The Fund’s positive performance from strategic positioning in equity and fixed income markets, obtained through the use of swaps and futures, boosted Fund results for the reporting period. Tactical positioning within fixed income and commodities, achieved through the use of swaps and futures, also contributed positively to Fund results while tactical positioning within equities through the use of swaps and futures detracted from Fund results. The net effect was a positive contribution from our tactical allocation process to Fund results for the fiscal year.

    Government bonds ended 2014 on a positive note as investors sought refuge in high-quality government bonds as volatility returned to equities and cyclical commodity prices softened substantially. The ending of quantitative easing (QE) in the US, similar to previous wind-downs of asset purchase programs, reintroduced volatility into equity markets and resulted in price weakness. The decision by OPEC not to curtail production rates of crude oil led to renewed equity market weakness in December, particularly within the energy space, resulting in stocks ending 2014 with a whimper rather than a bang. Energy-related commodities saw significant double-digit losses for crude oil and distillates due to increased supply, weakening demand and OPEC’s decision to maintain production levels. The tactical allocation process aided Fund results for November and December of 2014, with the Fund’s fixed income and commodity allocations accounting for the bulk of the contribution.

    Equity markets rebounded in the first quarter of 2015, especially those where central banks were still actively involved in quantitative easing. Most bond markets saw yields decline over the span of the same quarter, continuing the strong price gains from 2014. Factors supporting lower yields included the continued rout in commodity prices, which also tempered fears of an increase in inflationary pressures, renewed geopolitical tensions in the Middle East, and ongoing negotiations regarding Greece’s efforts to secure fresh funding from its international creditors. Commodities continued their decline over the first quarter of 2015 in large part due to the ongoing collapse in energy and agricultural prices. The tactical allocation element contributed to the Fund’s quarterly results, with equities, fixed income and commodities all contributing fairly equally to Fund results.

    The Fund finished the second quarter of 2015 on a weak note as small gains from equity and commodity exposures were not enough to compensate for losses from government bond exposure. Within equities, gains from the beginning of the second quarter were largely erased in June as the resurgence of the Greek financial troubles and a meaningful correction in Chinese equities triggered a substantial increase in volatility. Commodity markets generated mixed results with agricultural commodities posting gains, primarily because of strength in grains late in the reporting period and on indications of easing supply glut for certain key agricultural commodities and fears of lower crop yields due to recent heavy rainfall in key growing regions. Government bonds posted large losses for the second quarter of 2015 as threats of an increase in US interest rates, improving economic data out of Europe and rising inflationary readings led to a substantial repricing of the highest quality fixed income markets. Tactical allocation tilts across all three asset classes detracted from Fund returns, mainly driven by exposure to the various commodity complexes. The bulk of the shortfall occurred during the month of April, when the Fund had generally under-

Target Risk Allocation and Notional Asset Weights as of 10/31/15
By asset class
Asset Class	Target Risk Allocation*	Notional Asset Weights**
Equities	31.66%	32.56%
Fixed Income	49.99	89.15
Commodities	18.35	22.83
Total	100.00	144.54

*  Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.

** Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Allocations. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.

Total Net Assets	$7.2 billion

4                         Invesco Balanced-Risk Allocation Fund

weight exposure to commodities in the face of a strong price bounce in commodity prices, particularly within energy and industrial metals.

    Bonds rebounded in the third quarter of 2015. Nervous investors sought a perceived safe haven from the continuing decline in commodity prices and renewed volatility in equity prices. During the quarter, economic activity and inflation was weak globally, which enhanced the appeal for bonds and allayed concerns of sustained interest rate hikes across major markets. All of the bond markets in which the Fund invested posted gains for the quarter. Several factors caused weakness in equities during the third quarter of 2015, including the surprise Chinese renminbi devaluation, disappointing gross domestic product data from Europe and Canada, weak manufacturing data from a host of countries and uncertainty regarding the US Federal Reserve’s (the Fed’s) policy direction. The combination of these factors suggested that global economic growth was slowing well beyond what equity prices had reflected. Consequently, several equity markets experienced double-digit declines, notably Hong Kong, Japan and US small-cap companies, while only two equity markets (Europe and Japan) sustained gains year-to-date through the end of the quarter. Commodity markets continued to decline during the third quarter of 2015 with energy suffering the steepest price declines, as US stockpiles remained well above the five-year seasonal average and a weakening Chinese economy and an increase in Iranian oil production added to fear of a global oil glut. The Fund’s tactical allocation process contributed to Fund returns for the third quarter of 2015. The Fund’s general overweight exposure to bonds proved timely and benefited Fund performance. Tactical shifts to equities in the Fund’s portfolio detracted from Fund performance, due primarily to the Fund’s overweight exposure to all equity markets during August when volatility returned to equities, outweighing otherwise positive results from equity positioning in July and September of 2015. The Fund’s defensive posture towards commodities paid off with positive contributions from the Fund’s tactical commodity allocations in every month during the third quarter of 2015.

    The fiscal year ended with equities rebounding in October as developed markets experienced a strong rebound off of the recent lows set during the turbulence of the third quarter of 2015. Gains across the developed equity markets in which the Fund invested resulted in contributions to Fund performance. The driving force behind the gains had less to do with economic data, which continued to be tepid, than the actions and jawboning from central banks. For example, during the month of October, Sweden expanded its QE program, China cut lending rates and reserve requirements and the European Central Bank hinted at further rate cuts and potential expansion of its already massive QE program to counter expectations of downside risks to growth. While equities enjoyed a strong month, the foundations of those gains may not be durable. The Fund’s commodity exposure, obtained through the use of swaps and futures, also helped Fund results. On an absolute basis, agriculture was the primary contributor to Fund results in October 2015 due to gains in sugar and cotton. Sugar prices were the leading performer across the Fund’s commodity exposures given conjectures that the El Nino weather pattern would disrupt sugar cane harvests in Brazil and India. Bond markets saw yields push higher over October in Australia, Canada, the UK and the US as risk appetite shifted in favor of equities on the strong rebound in share prices. Yields declined in Germany and Japan as official forecasts for growth indicated downside risks. In the US, the release of Fed meeting minutes pressured bond prices as the commentary suggested that the Fed was becoming more hawkish, noting modest domestic growth and less focus on foreign market behavior. The statements left open the possibility of a December 2015 rate hike, dampening enthusiasm for Treasuries.

    Please note that our strategy is principally implemented with derivative instruments that include futures, commodity-linked notes and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued commitment to Invesco Balanced-Risk Allocation Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Balanced-Risk
Allocation Fund. He joined Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Allocation Fund.
He joined Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Allocation Fund.
He joined Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA from Georgia State University.

Christian Ulrich Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Allocation Fund.
He joined Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Allocation Fund.
He joined Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Assisted by the Invesco Global Asset Allocation Team

5 Invesco Balanced-Risk Allocation Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) Since Inception

Fund and index data from 6/2/09

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 Invesco Balanced-Risk Allocation Fund

Average Annual Total Returns As of 10/31/15, including maximum applicable sales charges

Class A Shares
Inception (6/2/09)	6.67%
5 Years	4.23
1 Year	-7.05

Class B Shares
Inception (6/2/09)	6.81%
5 Years	4.31
1 Year	-6.95

Class C Shares
Inception (6/2/09)	6.81%
5 Years	4.63
1 Year	-3.23

Class R Shares
Inception (6/2/09)	7.34%
5 Years	5.16
1 Year	-1.86

Class Y Shares
Inception (6/2/09)	7.89%
5 Years	5.68
1 Year	-1.40

Class R5 Shares
Inception (6/2/09)	7.90%
5 Years	5.69
1 Year	-1.39

Class R6 Shares
Inception	7.81%
5 Years	5.65
1 Year	-1.27

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.25%, 2.00%, 2.00%, 1.50%, 1.00%, 0.98% and

Average Annual Total Returns As of 9/30/15, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (6/2/09)	6.34%
5 Years	3.92
1 Year	-8.17

Class B Shares
Inception (6/2/09)	6.48%
5 Years	3.98
1 Year	-8.03

Class C Shares
Inception (6/2/09)	6.48%
5 Years	4.30
1 Year	-4.43

Class R Shares
Inception (6/2/09)	7.01%
5 Years	4.82
1 Year	-3.06

Class Y Shares
Inception (6/2/09)	7.56%
5 Years	5.35
1 Year	-2.59

Class R5 Shares
Inception (6/2/09)	7.58%
5 Years	5.38
1 Year	-2.48

Class R6 Shares
Inception	7.48%
5 Years	5.33
1 Year	-2.45

0.88%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.29%, 2.04%, 2.04%, 1.54%, 1.04%, 1.02% and 0.92%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a

CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.05% for Invesco Balanced-Risk Allocation Fund.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2017. See current prospectus for more information.

7 Invesco Balanced-Risk Allocation Fund

Invesco Balanced-Risk Allocation Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices.

■	Unless otherwise stated, information presented in this report is as of October 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will rise when the FRB and central banks raise these rates. This risk is heightened due to the end of FRB’s quantitative easing program and the “tapering” of other similar foreign central bank actions. This eventual increase in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
■	Commodities tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. The Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from the Fund’s investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to the Fund. However, the Internal Revenue Service suspended issuance in July 2011 of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked notes, or the Subsidiary, it could limit the Fund’s ability to pursue its investment strategy. In this event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or Fund liquidation. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.
■	Commodity-linked notes risk. The Fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.
■	Commodity risk. The Fund’s significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, which may subject the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/ or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because the Fund’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares.
■	Correlation risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because the Fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers the Fund’s risk allocation process may not succeed in achieving its investment objective.
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8 Invesco Balanced-Risk Allocation Fund

to decrease in value and lowering the issuer’s credit rating.
■	Currency/exchange rate risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other mutual funds because the Fund will implement its investment strategy primarily through derivative instruments rather than direct investments in stocks and bonds.

■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Exchange-traded funds risk. An investment by the Fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund’s shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund’s shares; (3) the listing exchange halting trading of the exchange-traded fund’s shares; (4) failure of the exchange-traded fund’s shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Investments in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund may invest are leveraged. The more the Fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.
■	Exchange-traded notes risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund.

■	Foreign government debt risk. Investments in foreign government debt obligations involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability; changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration. The risk may be magnified due to the Fund’s use of derivatives that provided leveraged exposure to government bonds.
■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. The Fund’s significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more market participants.

continued on page 10

9 Invesco Balanced-Risk Allocation Fund

continued from page 9
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results. Because the Fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on the Fund’s net asset value. Further, the portfolio managers’ use of short derivative positions and instruments that provide economic leverage increases the volatility of the Fund’s net asset value, which increases the potential of greater losses that may cause the Fund to liquidate positions when it may not be advantageous to do so.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Subsidiary risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in this prospectus is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could negatively affect the Fund and its shareholders.
■	US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.
■	Volatility risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Custom Invesco Balanced-Risk Allocation Broad Index consists of 60% S&P 500 Index and 40% Barclays U.S. Aggregate Index.
■	The Custom Invesco Balanced-Risk Allocation Style Index consists of 60% MSCI World Index and 40% Barclays U.S. Aggregate Index. Effective December 1, 2009, the fixed income component of the Custom Invesco Balanced Risk Allocation Style Index changed from the JP Morgan GBI Global (Traded) Index to the Barclays U.S. Aggregate Index.
■	The Lipper Alternative Global Macro Funds Index is an unmanaged index considered representative of alternative global macro funds tracked by Lipper.
■	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index return is computed using the net return, which withholds applicable taxes for nonresident investors.
■	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.
■	The JP Morgan GBI Global (Traded) Index is a total return, market-cap weighted index that is rebalanced monthly and includes the following countries: Australia, Belgium, Canada, Denmark, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and US.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

10 Invesco Balanced-Risk Allocation Fund

Consolidated Schedule of Investments

October 31, 2015

	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Securities–34.19%
U.S. Treasury Bills–10.41%(a)
U.S. Treasury Bills(b)	0.08%	01/07/16	$37,600,000	$37,595,859
U.S. Treasury Bills(b)	0.10%	01/14/16	56,400,000	56,391,413
U.S. Treasury Bills(b)	0.13%	01/21/16	52,640,000	52,632,386
U.S. Treasury Bills	0.13%	01/21/16	218,120,000	218,088,452
U.S. Treasury Bills(b)	0.14%	01/28/16	64,900,000	64,888,224
U.S. Treasury Bills	0.14%	01/28/16	168,280,000	168,249,466
U.S. Treasury Bills(b)	0.00%	03/03/16	48,160,000	48,145,298
U.S. Treasury Bills(b)	0.00%	03/10/16	35,150,000	35,138,653
U.S. Treasury Bills(b)	0.25%	03/17/16	65,830,000	65,806,353
				746,936,104

U.S. Treasury Notes–23.78%
U.S. Treasury Notes(b)(c)(d)	0.07%	01/31/16	128,630,000	128,638,378
U.S. Treasury Notes(d)	0.07%	01/31/16	413,350,000	413,376,921
U.S. Treasury Notes(b)(d)	0.09%	04/30/16	213,526,000	213,552,447
U.S. Treasury Notes(d)	0.09%	04/30/16	346,240,000	346,282,885
U.S. Treasury Notes(d)	0.09%	07/31/16	475,520,000	475,563,848
U.S. Treasury Notes(b)(d)	0.09%	07/31/16	127,900,000	127,911,794
				1,705,326,273
Total U.S. Treasury Securities (Cost $2,452,044,261)				2,452,262,377

		Expiration Date
Commodity-Linked Securities–3.50%
Canadian Imperial Bank of Commerce, Commodity Linked EMTN, U.S. Federal Funds Effective Rate minus 0.04% (linked to Canadian Imperial Bank of Commerce Custom 3 Agriculture Commodity Index, multiplied by 2) (Canada)(b)(e)		06/21/16	72,200,000	69,817,883
Cargill, Inc., Commodity Linked Notes, one month LIBOR rate minus 0.10% (linked to the Monthly Rebalance Commodity Excess Return Index, multiplied by 2)(b)(e)		06/12/16	134,694,924	132,906,352
RBC Capital Markets, LLC, Commodity Linked Notes, U.S. Federal Funds Effective Rate minus 0.04% (linked to the RBC Enhanced Agricultural Basket 02 Excess Return Index, multiplied by 2) (Canada)(b)(e)		06/07/16	50,000,000	48,536,794
Total Commodity-Linked Securities (Cost $256,894,924)				251,261,029

			Shares
Money Market Funds–56.59%
Liquid Assets Portfolio–Institutional Class 0.16%(f)			550,178,766	550,178,766
Premier Portfolio–Institutional Class, 0.12%(f)			550,178,767	550,178,767
STIC (Global Series) PLC–U.S. Dollar Liquidity Portfolio (Ireland)–Institutional Class, 0.11%(b)(f)			556,079,009	556,079,009
Treasury Portfolio–Institutional Class, 0.02%(f)			2,402,993,463	2,402,993,463
Total Money Market Funds (Cost $4,059,430,005)				4,059,430,005
TOTAL INVESTMENTS–94.28% (Cost $6,768,369,190)				6,762,953,411
OTHER ASSETS LESS LIABILITIES–5.72%				410,073,983
NET ASSETS–100.00%				$7,173,027,394

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11                         Invesco Balanced-Risk Allocation Fund

Open Futures Contracts at Period-End(g)
Futures Contracts	Type of Contract		Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Brent Crude(b)	Long		1,500	March-2016	$77,595,000	$(1,785,905)
Gasoline Reformulated Blendstock Oxygenate Blending(b)	Long		2,040	December-2015	117,518,688	5,540,385
Heating Oil(b)	Long		60	April-2016	3,964,716	(16,703)
Natural Gas(b)	Long		330	December-2015	7,659,300	(1,805,179)
Silver(b)	Long		2,290	December-2015	178,242,150	2,557,154
WTI Crude(b)	Long		1,315	December-2015	61,265,850	1,467,245
Subtotal — Commodity Risk						$5,956,997

Australian 10 Year Bonds	Long		10,430	December-2015	$962,144,626	$8,169,880
Canada 10 Year Bonds	Long		12,040	December-2015	1,293,584,155	(24,905,376)
Euro Bonds	Long		7,130	December-2015	1,232,661,758	25,429,499
Japan 10 Year Bonds	Long		770	December-2015	947,967,183	5,081,187
Long Gilt	Long		7,250	December-2015	1,316,215,388	(3,149,352)
U.S. Treasury 20 Year Bonds	Long		4,590	December-2015	718,048,125	1,881,074
Subtotal — Interest Rate Risk						$12,506,912

Dow Jones EURO STOXX 50 Index	Long		11,050	December-2015	$413,521,841	$22,400,695
E-Mini S&P 500 Index	Long		2,880	December-2015	298,612,800	19,408,742
FTSE 100 Index	Long		4,800	December-2015	467,720,448	14,999,022
Hang Seng Index	Long		2,830	November-2015	414,133,873	(6,385,405)
Russell 2000 Index Mini	Long		3,140	December-2015	363,706,200	6,259,736
Tokyo Stock Price Index	Long		3,540	December-2015	457,204,773	37,611,846
Subtotal — Equity Risk						$94,294,636
Total Future Contracts						$112,758,545

Open Over-The-Counter Total Return Swap Agreements at Period-End
Long Swap Agreements	Type of Contract	Counterparty	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Receive a return equal to Barclays Commodity Strategy 1452 Excess Return Index and pay the product of (i) 0.33% of the Notional value multiplied by (ii) days in the period divided by 365(b)	Long	Barclays Bank PLC	123,000	October-2016	$52,195,456	$(577,904)
Receive a return equal to CIBC Dynamic Roll LME Copper Excess Return Index and pay the product of (i) 0.30% of the Notional value multiplied by (ii) days in the period divided by 365(b)	Long	Canadian Imperial Bank of Commerce	2,275,000	April-2016	151,973,868	(4,495,855)
Receive a return equal to Monthly Rebalance Commodity Excess Return Index and pay the product of (i) 0.47% of the Notional value multiplied by (ii) days in the period divided by 365(b)	Long	Cargill, Inc.	84,000	May-2016	81,575,525	0
Receive a return equal to Single Commodity Index Excess Return and pay the product of (i) 0.12% of the Notional value multiplied by (ii) days in the period divided by 365(b)	Long	Cargill, Inc.	37,200	January-2016	30,305,035	0
Receive a return equal to the Goldman Sachs Alpha Basket B784 Excess Return Strategy Index and pay the product of (i) 0.40% of the Notional Amount multiplied by (ii) days in the period divided by 365(b)	Long	Goldman Sachs International	9,000	May-2016	2,438,942	0

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12                         Invesco Balanced-Risk Allocation Fund

Long Swap Agreements	Type of Contract	Counterparty	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Receive a return equal to the J.P. Morgan Contag Beta Gas Oil Excess Return Index and pay the product of (i) 0.25% of the Notional Amount multiplied by (ii) days in the period divided by 365(b)	Long	J.P. Morgan Chase Bank, N.A.	57,000	April-2016	$13,012,980	$303,970
Receive a return equal to S&P GSCI Gold Index Excess Return and pay the product of (i) 0.09% of the Notional value multiplied by (ii) days in the period divided by 365(b)	Long	J.P. Morgan Chase Bank, N.A.	1,125,000	October-2016	109,662,750	(2,322,900)
Receive a return equal to the Merrill Lynch Gold Excess Return Index and pay the product of (i) 0.14% of the Notional Amount multiplied by (ii) days in the period divided by 365(b)	Long	Merrill Lynch International	899,000	June-2016	134,430,527	0
Receive a return equal to the MLCX Aluminum Annual ER Index and pay the product of (i) 0.28% of the Notional Amount multiplied by (ii) days in the period divided by 365(b)	Long	Merrill Lynch International	43,000	September-2016	3,721,845	0
Receive a return equal to S&P GSCI Aluminum Dynamic Roll Index Excess Return and pay the product of (i) 0.38% of the Notional value multiplied by (ii) days in the period divided by 365(b)	Long	Morgan Stanley Capital Services LLC	1,660,000	October-2016	147,253,371	(9,150,832)
Total Commodity Risk — Swap Agreements						$(16,243,521)

Investment Abbreviations:

EMTN	– Euro Medium Term Notes
LIBOR	– London Interbank Offered Rate

Index Information:

Canadian Imperial Bank of Commerce Custom 3 Agriculture Index

– a basket of indices that provide exposure to various components of the agriculture markets. The underlying commodities comprising the indices are: Coffee ‘C’, Corn, Cotton, Sugar, Soybeans, Soybean meal, Soybean oil, and Wheat.

Monthly Rebalance Commodity Excess Return Index	– a commodity index composed of futures contracts on Coffee ‘C’, Corn, Cotton No.2, Soybean Meal, Soybeal Oil, Soybeans, Sugar No.11 and Wheat.
RBC Enhanced Agricultural Basket 02 Excess Return Index	– a commodity index composed of futures contracts on Corn, Coffee, Wheat, Cotton, Soybeans, Soybean meal, Soybean oil and Sugar.
Barclays Commodity Strategy 1452 Excess Return Index	– a commodity index that provide exposure to future contracts on copper.
Single Commodity Index Excess Return	– a commodity index composed of future contracts on gold.
Goldman Sachs Alpha Basket B784 Excess Return Strategy Index

– a basket of indices that provide exposure to various components of the agriculture markets. The underlying commodities comprising the indices are: Corn, Coffee, Cotton, Soybeans, Soybean meal, Soybean oil, Sugar and Wheat.

Notes to Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	The investment is owned by the Subsidiary. See Note 5.
(c)	All or a portion of the value was designated as collateral to cover margin requirements for swap agreements. See Note 1L and Note 4.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2015.
(e)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2015 was $251,261,029, which represented 3.50% of the Fund’s Net Assets.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.
(g)	Futures collateralized by $440,520,000 cash held with Merrill Lynch, the futures commission merchant.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13                         Invesco Balanced-Risk Allocation Fund

Consolidated Statement of Assets and Liabilities

October 31, 2015

Assets:
Investments, at value (Cost $2,708,939,185)	$2,703,523,406
Investments in affiliated money market funds, at value and cost	4,059,430,005
Total investments, at value (Cost $6,768,369,190)	6,762,953,411
Receivable for:
Deposits with brokers for open futures contracts and swap agreements	442,218,335
Variation margin — futures contracts	2,079,367
Fund shares sold	5,396,115
Dividends and interest	580,522
Fund expenses absorbed	192,353
Swaps receivables	6,298,756
Investment for trustee deferred compensation and retirement plans	548,119
Unrealized appreciation on swap agreements — OTC	303,970
Other assets	106,234
Total assets	7,220,677,182

Liabilities:
Payable for:
Fund shares reacquired	25,376,041
Accrued fees to affiliates	4,005,091
Accrued trustees’ and officers’ fees and benefits	9,216
Accrued other operating expenses	647,337
Swaps payable	421,925
Trustee deferred compensation and retirement plans	642,687
Unrealized depreciation on swap agreements — OTC	16,547,491
Total liabilities	47,649,788
Net assets applicable to shares outstanding	$7,173,027,394

Net assets consist of:
Shares of beneficial interest	$6,743,515,324
Undistributed net investment income (loss)	183,388,056
Undistributed net realized gain (loss)	155,024,769
Net unrealized appreciation	91,099,245
$7,173,027,394

Net Assets:
Class A	$2,371,656,871
Class B	$13,241,852
Class C	$1,584,982,403
Class R	$25,689,678
Class Y	$2,600,015,386
Class R5	$158,826,223
Class R6	$418,614,981

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	210,434,175
Class B	1,220,910
Class C	146,135,054
Class R	2,311,004
Class Y	227,942,745
Class R5	13,917,834
Class R6	36,633,954
Class A:
Net asset value per share	$11.27
Maximum offering price per share
(Net asset value of $11.27 ÷ 94.50%)	$11.93
Class B:
Net asset value and offering price per share	$10.85
Class C:
Net asset value and offering price per share	$10.85
Class R:
Net asset value and offering price per share	$11.12
Class Y:
Net asset value and offering price per share	$11.41
Class R5:
Net asset value and offering price per share	$11.41
Class R6:
Net asset value and offering price per share	$11.43

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14                         Invesco Balanced-Risk Allocation Fund

Consolidated Statement of Operations

For the year ended October 31, 2015

Investment income:
Dividends from affiliated money market funds	$1,996,744
Interest	2,206,212
Total investment income	4,202,956

Expenses:
Advisory fees	73,008,890
Administrative services fees	738,080
Custodian fees	256,400
Distribution fees:
Class A	6,828,367
Class B	172,196
Class C	17,965,908
Class R	141,334
Transfer agent fees — A, B, C, R and Y	9,908,330
Transfer agent fees — R5	171,196
Transfer agent fees — R6	6,557
Trustees’ and officers’ fees and benefits	145,091
Other	1,665,411
Total expenses	111,007,760
Less: Fees waived and expense offset arrangement(s)	(4,371,963)
Net expenses	106,635,797
Net investment income (loss)	(102,432,841)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(75,442,841)
Foreign currencies	(2,896,663)
Futures contracts	153,907,563
Swap agreements	(156,325,603)
(80,757,544)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(4,639,646)
Futures contracts	67,145,293
Swap agreements	(20,386,148)
42,119,499
Net realized and unrealized gain (loss)	(38,638,045)
Net increase (decrease) in net assets resulting from operations	$(141,070,886)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15                         Invesco Balanced-Risk Allocation Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2015 and 2014

	2015	2014
Operations:
Net investment income (loss)	$(102,432,841)	$(121,312,189)
Net realized gain (loss)	(80,757,544)	758,417,753
Change in net unrealized appreciation (depreciation)	42,119,499	(337,108,788)
Net increase (decrease) in net assets resulting from operations	(141,070,886)	299,996,776

Distributions to shareholders from net investment income:
Class A	(56,654,014)	—
Class B	(243,139)	—
Class C	(22,928,504)	—
Class R	(492,454)	—
Class Y	(81,503,225)	—
Class R5	(4,180,439)	—
Class R6	(11,328,824)	—
Total distributions from net investment income	(177,330,599)	—

Distributions to shareholders from net realized gains:
Class A	(152,016,609)	(283,367,752)
Class B	(1,108,269)	(2,208,248)
Class C	(104,512,062)	(178,493,603)
Class R	(1,529,651)	(2,094,860)
Class Y	(191,523,927)	(320,352,034)
Class R5	(9,729,719)	(13,942,287)
Class R6	(25,148,843)	(37,054,031)
Total distributions from net realized gains	(485,569,080)	(837,512,815)

Share transactions–net:
Class A	(315,179,338)	(1,118,220,825)
Class B	(5,990,731)	(8,976,629)
Class C	(176,875,307)	(491,595,208)
Class R	83,322	(557,151)
Class Y	(777,963,492)	(938,385,675)
Class R5	(12,008,689)	(12,756,282)
Class R6	(20,668,805)	(22,311,912)
Net increase (decrease) in net assets resulting from share transactions	(1,308,603,040)	(2,592,803,682)
Net increase (decrease) in net assets	(2,112,573,605)	(3,130,319,721)

Net assets:
Beginning of year	9,285,600,999	12,415,920,720
End of year (includes undistributed net investment income (loss) of $183,388,056 and $177,753,382, respectively)	$7,173,027,394	$9,285,600,999

Notes to Consolidated Financial Statements

October 31, 2015

NOTE 1—Significant Accounting Policies

Invesco Balanced-Risk Allocation Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

16                         Invesco Balanced-Risk Allocation Fund

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund I Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

17                         Invesco Balanced-Risk Allocation Fund

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.

Structured Securities — The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured

18                         Invesco Balanced-Risk Allocation Fund

securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
L.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that

19                         Invesco Balanced-Risk Allocation Fund

developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

M.	Other Risks — The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange traded notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.
N.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
O.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.95%
Next $250 million	0.925%
Next $500 million	0.90%
Next $1.5 billion	0.875%
Next $2.5 billion	0.85%
Next $2.5 billion	0.825%
Next $2.5 billion	0.80%
Over $10 billion	0.775%

For the year ended October 31, 2015, the effective advisory fees incurred by the Fund was 0.85%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2016, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives on the Fund’s investments in certain affiliated funds.

For the year ended October 31, 2015, the Adviser waived advisory fees of $4,357,563.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2015, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2015, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C

20                         Invesco Balanced-Risk Allocation Fund

shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2015, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2015, IDI advised the Fund that IDI retained $857,295 in front-end sales commissions from the sale of Class A shares and $40,377, $8,186 and $147,821 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Money Market Funds	$4,059,430,005	$—	$—	$4,059,430,005
U.S. Treasury Securities	—	2,452,262,377	—	2,452,262,377
Commodity-Linked Securities	—	251,261,029	—	251,261,029
	$4,059,430,005	$2,703,523,406	$—	$6,762,953,411
Futures Contracts*	112,758,545	—	—	112,758,545
Swap Agreements*	—	(16,243,521)	—	(16,243,521)
Total Investments	$4,172,188,550	$2,687,279,885	$—	$6,859,468,435

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2015:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Commodity risk:
Futures contracts(a)	$9,564,784	$(3,607,787)
Swap agreements(b)	303,970	(16,547,491)
Interest rate risk:
Futures contracts(a)	40,561,640	(28,054,728)
Equity risk:
Futures contracts(a)	100,680,041	(6,385,405)
Total	$151,110,435	$(54,595,411)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Consolidated Statement of Assets and Liabilities.
Values are disclosed on the Consolidated Statement of Assets and Liabilities under the captions Unrealized appreciation on swap agreements — OTC and Unrealized depreciation on swap agreements — OTC.

21                         Invesco Balanced-Risk Allocation Fund

Effect of Derivative Investments for the year ended October 31, 2015

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Futures Contracts	Swap Agreements
Realized Gain (Loss):
Commodity risk	$(281,158,878)	$(167,325,972)
Interest rate risk	448,490,978	13,838,130
Equity risk	(13,424,537)	(2,837,761)
Change in Net Unrealized Appreciation (Depreciation):
Commodity risk	$72,358,772	$(15,048,111)
Interest rate risk	(108,088,255)	(3,934,665)
Equity risk	102,874,776	(1,403,372)
Total	$221,052,856	$(176,711,751)

The table below summarizes the average notional value of futures contracts and swap agreements outstanding during the period.

	Futures Contracts	Swap Agreements
Average notional value	$10,792,539,100	$1,148,407,231

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Consolidated Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of October 31, 2015.

	Gross amounts of Recognized Assets	Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities			Net Amount
		Financial Instruments	Collateral Received
Counterparty			Non-Cash	Cash
Subsidiary
Cargill, Inc.	$3,139,326	$(34,605)	$—	$—	$3,104,721
Goldman Sachs International	73,702	(12,765)	—	—	60,937
J.P. Morgan Chase Bank, N.A.	303,970	(303,970)	—	—	—
Merrill Lynch International	3,085,728	(319,850)	—	—	2,765,878
Total	$6,602,726	$(671,190)	$—	$—	$5,931,536

	Gross amounts of Recognized Liabilities	Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities			Net Amount
		Financial Instruments	Collateral Pledged
Counterparty			Non-Cash	Cash
Subsidiary
Barclays Bank PLC	$582,623	$—	$(582,623)	$—	$—
Canadian Imperial Bank of Commerce	4,519,609	—	(4,519,609)	—	—
Cargill, Inc.	34,605	(34,605)	—	—	—
Goldman Sachs International	12,765	(12,765)	—	—	—
J.P. Morgan Chase Bank, N.A.	2,326,136	(303,970)	(2,022,166)	—	—
Merrill Lynch International	319,850	(319,850)	—	—	—
Morgan Stanley Capital Services LLC	9,173,828	—	(9,173,828)	—	—
Total	$16,969,416	$(671,190)	$(16,298,226)	$—	$—

22                         Invesco Balanced-Risk Allocation Fund

NOTE 5—Subsidiary Information

The Fund’s Consolidated Schedule of Investments includes the holdings, including any investments in derivatives, of both the Fund and the Subsidiary. The Fund’s Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets include the account balances of both the Fund and the Subsidiary and all interfund transactions have been eliminated.

The table below summarizes the financial information of the Subsidiary recognized in the consolidated financial statements referred to above.

Selected Financial Information	Invesco Cayman Commodity Fund I Ltd. (the “Subsidiary”)
Total assets	$1,706,984,160
Total liabilities	(16,975,897)
Net assets	1,690,008,263
Total investment income	1,182,014
Net investment income (loss)	(16,939,842)
Net realized gain (loss) from:
Investment securities	(75,418,510)
Futures contracts	(281,158,878)
Swap agreements	(167,328,602)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(4,556,354)
Futures contracts	72,358,773
Swap agreements	(15,048,111)
Increase (decrease) in net assets resulting from operations	$(488,091,524)

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2015, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $14,400.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

23                         Invesco Balanced-Risk Allocation Fund

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2015 and 2014:

	2015	2014
Ordinary income	$424,395,963	$472,187,821
Long-term capital gain	238,503,716	365,324,994
Total distributions	$662,899,679	$837,512,815

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$304,687,401
Undistributed long-term gain	111,379,628
Net unrealized appreciation (depreciation) — investments	(5,474,053)
Net unrealized appreciation — other investments	19,572,130
Temporary book/tax differences	(653,036)
Shares of beneficial interest	6,743,515,324
Total net assets	$7,173,027,394

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2015.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2015 was $340,100,998 and $197,865,238, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$285,927
Aggregate unrealized (depreciation) of investment securities	(5,759,980)
Net unrealized appreciation (depreciation) of investment securities	$(5,474,053)

Cost of investments for tax purposes is $6,768,427,464.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of income from the Subsidiary, swap agreements and foreign currency transactions, on October 31, 2015, undistributed net investment income (loss) was increased by $285,398,114, undistributed net realized gain was increased by $198,137,056 and shares of beneficial interest was decreased by $483,535,170. This reclassification had no effect on the net assets of the Fund.

24                         Invesco Balanced-Risk Allocation Fund

NOTE 12—Share Information

	Summary of Share Activity
	Years ended October 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Class A	43,654,078	$512,090,070	51,806,417	$632,415,865
Class B	64,824	734,775	140,674	1,658,625
Class C	20,321,786	230,708,386	21,791,794	258,168,002
Class R	641,261	7,394,690	662,774	7,969,161
Class Y	84,612,580	1,001,576,661	121,129,080	1,500,251,125
Class R5	1,701,447	20,065,413	2,925,655	35,680,316
Class R6	3,580,174	42,622,159	2,635,178	32,603,862

Issued as reinvestment of dividends:
Class A	16,242,163	186,297,618	21,748,196	252,496,557
Class B	115,320	1,281,199	185,614	2,090,018
Class C	10,454,377	116,148,130	14,422,261	162,394,677
Class R	176,446	2,000,904	181,423	2,082,729
Class Y	15,160,636	175,560,162	17,088,467	200,276,835
Class R5	1,161,565	13,462,539	1,112,677	13,040,575
Class R6	3,133,557	36,317,925	3,157,016	37,031,793

Automatic conversion of Class B shares to Class A shares:
Class A	371,264	4,348,290	443,300	5,425,537
Class B	(384,362)	(4,348,290)	(458,284)	(5,425,537)

Reacquired:
Class A	(87,559,656)	(1,017,915,316)	(164,742,314)	(2,008,558,784)
Class B	(325,008)	(3,658,415)	(621,650)	(7,299,735)
Class C	(46,655,632)	(523,731,823)	(77,686,916)	(912,157,887)
Class R	(815,247)	(9,312,272)	(885,517)	(10,609,041)
Class Y	(167,648,057)	(1,955,100,315)	(215,629,161)	(2,638,913,635)
Class R5	(3,887,143)	(45,536,641)	(5,001,408)	(61,477,173)
Class R6	(8,438,929)	(99,608,889)	(7,536,409)	(91,947,567)
Net increase (decrease) in share activity	(114,322,556)	$(1,308,603,040)	(213,131,133)	$(2,592,803,682)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 38% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially.
In addition, 5% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are mutual funds that are advised by Invesco.

25                         Invesco Balanced-Risk Allocation Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/15	$12.36	$(0.14)	$(0.05)	$(0.19)	$(0.24)	$(0.66)	$(0.90)	$11.27	(1.64)%	$2,371,657	1.21	%(d)	1.26	%(d)	(1.16	)%(d)	10%
Year ended 10/31/14	12.88	(0.14)	0.53	0.39	—	(0.91)	(0.91)	12.36	3.52	2,938,957	1.20		1.24		(1.16)		72
Year ended 10/31/13	12.88	(0.14)	0.78	0.64	(0.29)	(0.35)	(0.64)	12.88	5.15	4,229,859	1.14		1.21		(1.07)		0
Year ended 10/31/12	12.01	(0.13)	1.46	1.33	(0.34)	(0.12)	(0.46)	12.88	11.39	3,600,577	1.10		1.22		(1.00)		282
Year ended 10/31/11	11.68	(0.11)	1.11	1.00	(0.47)	(0.20)	(0.67)	12.01	9.13	1,001,088	1.04		1.31		(0.95)		163	(e)
Class B
Year ended 10/31/15	11.92	(0.22)	(0.05)	(0.27)	(0.14)	(0.66)	(0.80)	10.85	(2.40)	13,242	1.96	(d)	2.01	(d)	(1.91	)(d)	10
Year ended 10/31/14	12.53	(0.23)	0.53	0.30	—	(0.91)	(0.91)	11.92	2.85	20,853	1.95		1.99		(1.91)		72
Year ended 10/31/13	12.59	(0.22)	0.75	0.53	(0.24)	(0.35)	(0.59)	12.53	4.34	31,381	1.89		1.96		(1.82)		0
Year ended 10/31/12	11.81	(0.21)	1.42	1.21	(0.31)	(0.12)	(0.43)	12.59	10.52	32,246	1.85		1.97		(1.75)		282
Year ended 10/31/11	11.56	(0.19)	1.09	0.90	(0.45)	(0.20)	(0.65)	11.81	8.30	17,722	1.79		2.06		(1.70)		163	(e)
Class C
Year ended 10/31/15	11.91	(0.22)	(0.04)	(0.26)	(0.14)	(0.66)	(0.80)	10.85	(2.32)	1,584,982	1.96	(d)	2.01	(d)	(1.91	)(d)	10
Year ended 10/31/14	12.53	(0.23)	0.52	0.29	—	(0.91)	(0.91)	11.91	2.77	1,930,318	1.95		1.99		(1.91)		72
Year ended 10/31/13	12.59	(0.22)	0.75	0.53	(0.24)	(0.35)	(0.59)	12.53	4.34	2,550,094	1.89		1.96		(1.82)		0
Year ended 10/31/12	11.80	(0.21)	1.43	1.22	(0.31)	(0.12)	(0.43)	12.59	10.61	1,898,066	1.85		1.97		(1.75)		282
Year ended 10/31/11	11.56	(0.19)	1.08	0.89	(0.45)	(0.20)	(0.65)	11.80	8.21	383,786	1.79		2.06		(1.70)		163	(e)
Class R
Year ended 10/31/15	12.20	(0.16)	(0.05)	(0.21)	(0.21)	(0.66)	(0.87)	11.12	(1.86)	25,690	1.46	(d)	1.51	(d)	(1.41	)(d)	10
Year ended 10/31/14	12.75	(0.17)	0.53	0.36	—	(0.91)	(0.91)	12.20	3.30	28,166	1.45		1.49		(1.41)		72
Year ended 10/31/13	12.77	(0.17)	0.77	0.60	(0.27)	(0.35)	(0.62)	12.75	4.89	29,964	1.39		1.46		(1.32)		0
Year ended 10/31/12	11.93	(0.15)	1.44	1.29	(0.33)	(0.12)	(0.45)	12.77	11.12	15,605	1.35		1.47		(1.25)		282
Year ended 10/31/11	11.63	(0.14)	1.10	0.96	(0.46)	(0.20)	(0.66)	11.93	8.84	2,956	1.29		1.56		(1.20)		163	(e)
Class Y
Year ended 10/31/15	12.51	(0.11)	(0.05)	(0.16)	(0.28)	(0.66)	(0.94)	11.41	(1.40)	2,600,015	0.96	(d)	1.01	(d)	(0.91	)(d)	10
Year ended 10/31/14	12.99	(0.11)	0.54	0.43	—	(0.91)	(0.91)	12.51	3.81	3,699,738	0.95		0.99		(0.91)		72
Year ended 10/31/13	12.97	(0.10)	0.78	0.68	(0.31)	(0.35)	(0.66)	12.99	5.42	4,846,950	0.89		0.96		(0.82)		0
Year ended 10/31/12	12.07	(0.10)	1.47	1.37	(0.35)	(0.12)	(0.47)	12.97	11.69	3,901,165	0.85		0.97		(0.75)		282
Year ended 10/31/11	11.71	(0.08)	1.11	1.03	(0.47)	(0.20)	(0.67)	12.07	9.45	553,001	0.79		1.06		(0.70)		163	(e)
Class R5
Year ended 10/31/15	12.51	(0.10)	(0.06)	(0.16)	(0.28)	(0.66)	(0.94)	11.41	(1.39)	158,826	0.93	(d)	0.98	(d)	(0.88	)(d)	10
Year ended 10/31/14	12.99	(0.11)	0.54	0.43	—	(0.91)	(0.91)	12.51	3.81	186,943	0.93		0.97		(0.89)		72
Year ended 10/31/13	12.97	(0.10)	0.78	0.68	(0.31)	(0.35)	(0.66)	12.99	5.45	206,573	0.86		0.93		(0.79)		0
Year ended 10/31/12	12.07	(0.08)	1.45	1.37	(0.35)	(0.12)	(0.47)	12.97	11.69	164,371	0.79		0.90		(0.69)		282
Year ended 10/31/11	11.72	(0.08)	1.11	1.03	(0.48)	(0.20)	(0.68)	12.07	9.36	449,380	0.79		0.97		(0.70)		163	(e)
Class R6
Year ended 10/31/15	12.53	(0.09)	(0.05)	(0.14)	(0.30)	(0.66)	(0.96)	11.43	(1.27)	418,615	0.83	(d)	0.88	(d)	(0.78	)(d)	10
Year ended 10/31/14	12.99	(0.10)	0.55	0.45	—	(0.91)	(0.91)	12.53	3.97	480,626	0.83		0.87		(0.79)		72
Year ended 10/31/13	12.97	(0.09)	0.77	0.68	(0.31)	(0.35)	(0.66)	12.99	5.48	521,099	0.79		0.86		(0.72)		0
Year ended 10/31/12(f)	13.13	(0.01)	(0.15)	(0.16)	—	—	—	12.97	(3.14)	554,557	0.76	(g)	0.85	(g)	(0.66	)(g)	282

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $2,731,347, $17,220, $1,796,591, $28,267, $3,394,711, $177,073 and $457,466 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Subsequent to issuance of its October 31, 2011 financial statements, the Fund revised the calculation of portfolio turnover as reflected in the financial highlights above.
(f)	Commencement date of September 24, 2012.

26                         Invesco Balanced-Risk Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Balanced-Risk Allocation Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the consolidated financial position of Invesco Balanced-Risk Allocation Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 23, 2015

Houston, Texas

27                         Invesco Balanced-Risk Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2015, through October 31, 2015.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

Class	Beginning Account Value (05/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/15)	Expenses Paid During Period[2]
A	$1,000.00	$944.70	$5.93	$1,019.11	$6.16	1.21%
B	1,000.00	941.00	9.59	1,015.32	9.96	1.96
C	1,000.00	941.00	9.59	1,015.32	9.96	1.96
R	1,000.00	944.00	7.15	1,017.85	7.43	1.46
Y	1,000.00	946.10	4.71	1,020.37	4.89	0.96
R5	1,000.00	946.10	4.56	1,020.52	4.74	0.93
R6	1,000.00	947.00	4.07	1,021.02	4.23	0.83

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2015 through October 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

28                         Invesco Balanced-Risk Allocation Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) Series is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Balanced-Risk Allocation Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 9-10, 2015, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2015.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the performance and investment management services provided by Invesco Advisers and the Affiliated Sub-Advisers to a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Board also receives a report and this independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 10, 2015, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Alternative Global Macro Funds Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one and five year periods and the second quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that

29                         Invesco Balanced-Risk Allocation Fund

performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees, but that Lipper does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that the Fund’s rate was below the rate of one such mutual fund. The Board also noted how the Fund’s rate compared to the effective sub-adviser fee rate of three funds sub-advised by Invesco Advisers.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other types of client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended.

Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the

Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a similar scope of services. The information received by the Board demonstrated that the aggregate services provided to the Invesco Funds were sufficiently different from those provided to institutional clients to support the difference in fees.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transaction through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

30                         Invesco Balanced-Risk Allocation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2015:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$238,503,716
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	50.41%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$247,065,364

31                         Invesco Balanced-Risk Allocation Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			145	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc..

			145	None
[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Balanced-Risk Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	145	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	145	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Chairman, Board of Governors, Western Golf Association	145	Chairman of the Board of Trustees, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			145	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			145	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	145	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	145	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	145	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	145	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	145	None

T-2                         Invesco Balanced-Risk Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	145	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Balanced-Risk Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc..	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company.

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Balanced-Risk Allocation Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338                         IBRA-AR-1                                                          Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2015

Invesco Balanced-Risk Commodity Strategy Fund
Nasdaq:
A: BRCAX ■ B: BRCBX ■ C: BRCCX ■ R: BRCRX ■ Y: BRCYX ■ R5: BRCNX ■ R6: IBRFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period. I hope you find this report of interest.

The US economy expanded and unemployment declined throughout the reporting period. Continuing low energy prices benefited consumers, but a strong US dollar crimped corporate profits. The US Federal Reserve signaled that it was increasingly likely to raise interest rates, based on generally positive economic data, but uncertainty remained about when it might act. Overseas, the story was much different. Low energy prices hurt the economies of some oil-producing nations, such as Brazil and Russia. During the reporting period, the European

Central Bank as well as central banks in China and Japan – among other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness.

Investor uncertainty, such as we saw for much of the reporting period – and market volatility, such as we saw at the end of the reporting period – are unfortunate facts of life when it comes to investing. Some investors use these things as excuses to delay saving and investing for their long-term financial goals. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                          Invesco Balanced-Risk Commodity Strategy Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                          Invesco Balanced-Risk Commodity Strategy Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2015, Class A shares of Invesco Balanced-Risk Commodity Strategy Fund (the Fund), at net asset value (NAV), outperformed the Bloomberg Commodity Index, the Fund’s broad market/style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/14 to 10/31/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-18.66%
Class B Shares	-19.24
Class C Shares	-19.26
Class R Shares	-18.90
Class Y Shares	-18.45
Class R5 Shares	-18.33
Class R6 Shares	-18.20
Bloomberg Commodity Index▼(Broad Market/Style-Specific Index)	-25.72

Source(s): ▼ Bloomberg LP

Market conditions and your Fund

The fiscal year ended October 31, 2015, was a difficult period for commodities with all four complexes – agriculture, energy, precious metals and industrial metals – posting negative results. The Fund’s performance for the reporting period was also negative. The Fund invests with a long bias in these four commodity complexes and makes tactical adjustments on a monthly basis to try and take advantage of short-term market dynamics. Tactical positioning within energy, industrial metals and precious metals obtained through the use of swaps and futures contributed to Fund performance for the reporting period.

    The fiscal year began with a decline in commodity prices led by a sharp fall in oil prices and continued across the four previously mentioned primary commodity complexes. Energy losses intensified through the end of 2014 as OPEC decided to maintain current production levels. Industrial metals fell on weaker Chinese economic data while precious metals struggled against low inflation and the advancing US dollar. Agriculture supply levels remained suficient to keep prices

suppressed through the end of 2014.     Commodities continued to fall in the first quarter of 2015 due to ongoing strength in the US dollar, high oil supply levels and concerns over the outlook for global growth. Prices in three of the four commodity complexes declined, with precious metals being the only contributor to Fund performance for the first quarter of 2015. The uninterrupted advance in the US dollar weighed on demand for US grain exports, which hurt agricultural prices. Energy-related commodities still struggled from surging US oil production and inventories. Industrial metals were weighed down by declining gross domestic product growth in China. Given this backdrop, the Fund’s tactical exposure obtained through the use of derivatives, mainly futures and swaps, benefited Fund results for the first quarter of 2015 due to a defensive posture across all commodity complexes.

    Commodity prices finally generated positive returns during the second quarter of 2015 as the US dollar returned some of its first quarter gains. Results were mixed across the four primary commodity complexes, with energy and agriculture-related commodities ending the quarter with higher prices, while industrial and precious metals prices declined. Energy-related commodities, which rallied strongly in April 2015, benefited from a slowing rig count in the US and military conflict between Saudi Arabia and Yemen. Agriculture-related commodities advanced on a late-quarter rally driven by a softening supply glut and fears that the El Nino weather phenomenon could have wreaked havoc in the summer, therefore negatively impacting crop yield. Industrial metals were weighed down by concerns over the Chinese economy, while precious metals were pressured by higher interest rates and also failed to benefit from potential safe-haven demand. The Fund’s tactical exposure obtained through the use of derivatives, mainly futures and swaps, detracted from Fund results in the second quarter of 2015 due to strong price reversals inter-quarter across all commodity complexes.

    The bear market in commodities returned in earnest during the third quarter of 2015 as the Bloomberg Commodity Index reached a multi-decade low. Concerns over China’s economy (the biggest consumer of grains) slowing, the decline in energy and industrial and precious metals commodity markets, and the direction of US interest rates put pressure on the commodity asset class. All four complexes finished the third quarter of 2015 with losses. The decline in energy-related commodities was primarily due to bloated inventories and rising production. Agriculture-related commodities were weighed down by US dollar strength and optimistic harvest forecasts, while industrial metals fell in concert with weaker Chinese economic growth and China’s plunging stock market. Precious metals, more specifically gold, failed to deliver on their perceived safe-haven allure and were further pressured by the strength of the US dollar. The Fund’s tactical exposure achieved

Target Risk Allocation and Notional Asset Weights as of 10/31/15
By commodity sector
Commodity Sector	Target Risk Allocation*	Notional Asset Weights**
Agriculture	34.18%	28.90%
Energy	28.03	18.19
Industrial Metals	16.86	15.01
Precious Metals	20.93	19.57
Total	100.00	81.67
*	Reflects the risk that each commodity sector is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.
**	Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Allocations. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.

Total Net Assets	$632.8 million

4                          Invesco Balanced-Risk Commodity Strategy Fund

through the use of derivatives, mainly futures and swaps, was favorable for the third quarter of 2015 due to underweight exposures across the four commodity complexes.

    The Fund finished the fiscal year with a modest decline in October 2015. Commodities continued to be weighed down by dollar strength, excess supplies and concerns over the Chinese economy. The Fund’s style-specific index was down 25.72% for the fiscal year ended October 31, 2015, posting the longest slide on record for the index dating to 1991. Results were mixed across the four primary commodity complexes – agriculture, energy, precious metals and industrial metals – in the final month of the Fund’s fiscal year with industrial metals being the primary detractor from Fund performance. Energy-related commodities declined, led by natural gas erasing any positive price performance seen from West Texas Intermediate and Brent crude oil prices that also detracted from Fund performance. Agriculture-related commodity prices were positive due to a rally in sugar and cotton, while precious metals prices were supported by dovish comments from the US Federal Reserve. Strategic positioning in these complexes helped Fund performance.

    Please note that our strategy is principally implemented with derivative instruments that include futures, total return swaps and commodity linked-notes. Therefore, all or most of the performance of the Fund, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued commitment to Invesco Balanced-Risk Commodity Strategy Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Balanced-Risk
Commodity Strategy Fund. He joined Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Commodity
Strategy Fund. He joined Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Commodity
Strategy Fund. He joined Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA from Georgia State University.

Christian Ulrich Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Commodity
Strategy Fund. He joined Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Commodity
Strategy Fund. He joined Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.
Assisted by the Invesco Global Asset Allocation Team

5                          Invesco Balanced-Risk Commodity Strategy Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) Since Inception

Fund and index data from 11/30/10

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                          Invesco Balanced-Risk Commodity Strategy Fund

Average Annual Total Returns
As of 10/31/15, including maximum applicable sales charges

Class A Shares
Inception (11/30/10)	-9.07%
1 Year	-23.15
Class B Shares
Inception (11/30/10)	-9.04%
1 Year	-23.27
Class C Shares
Inception (11/30/10)	-8.70%
1 Year	-20.07
Class R Shares
Inception (11/30/10)	-8.21%
1 Year	-18.90

Class Y Shares
Inception (11/30/10)	-7.74%
1 Year	-18.45
Class R5 Shares
Inception (11/30/10)	-7.71%
1 Year	-18.33
Class R6 Shares
Inception	-7.82%
1 Year	-18.20

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.57%, 2.32%, 2.32%, 1.82%, 1.32%, 1.19% and 1.10%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.62%, 2.37%, 2.37%, 1.87%, 1.37%,

Average Annual Total Returns
As of 9/30/15, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (11/30/10)	-9.43%
1 Year	-23.34
Class B Shares
Inception (11/30/10)	-9.40%
1 Year	-23.63
Class C Shares
Inception (11/30/10)	-9.05%
1 Year	-20.44

Class R Shares
Inception (11/30/10)	-8.56%
1 Year	-19.27
Class Y Shares
Inception (11/30/10)	-8.07%
1 Year	-18.71
Class R5 Shares
Inception (11/30/10)	-8.04%
1 Year	-18.59
Class R6 Shares
Inception	-8.18%
1 Year	-18.69

1.24% and 1.15%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2017. See current prospectus for more information.

7                          Invesco Balanced-Risk Commodity Strategy Fund

Invesco Balanced-Risk Commodity Strategy Fund’s investment objective is to provide total return.

■	Unless otherwise stated, information presented in this report is as of October 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing

in the Fund

■	Commodities tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. The Fund has received a private letter ruling from the Internal Revenue Service confirming that income derived from the Fund’s investment in a form of commodity-linked note constitutes qualifying income to the Fund. The Fund also has applied to the IRS for a private letter ruling relating to the Subsidiary. The Internal Revenue Service has issued a number of similar letter rulings, including to another Invesco fund (upon which only the fund that received the private letter ruling can rely), which indicate that income from a mutual fund’s investment in a wholly owned foreign subsidiary that invests in commodity- linked derivatives, such as the Subsidiary, constitutes qualifying income. However, the Internal Revenue Service suspended issuance in July 2011 of any further private letter rulings pending a review of its position. Should the

Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked notes or the Subsidiary (which guidance might be applied retroactively to the Fund’s investment in the Subsidiary), it could limit the Fund’s ability to pursue its investment strategy and the Fund might not qualify as a regulated investment company for one or more years. In this event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or Fund liquidation. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.

■	Commodity-linked notes risk. The Fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.
■	Commodity risk. The Fund will concentrate its investments in commodities markets. The Fund’s significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, which may subject the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/ or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because the Fund’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares.

■	Correlation risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because the Fund’s investment strategy seeks to balance risk across the four sectors of the commodities markets and, within each commodity sector, to balance risk across different commodities, to the extent either the four sectors of the commodities markets or the selected commodities are correlated in a way not anticipated by the portfolio managers the Fund’s risk allocation process may not succeed in achieving its investment objective.
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                          Invesco Balanced-Risk Commodity Strategy Fund

increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other mutual funds because the Fund will implement its investment strategy primarily through derivative instruments rather than direct investments in stocks and bonds.

■	Exchange-traded funds risk. An investment by the Fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund’s shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund’s shares; (3) the listing exchange halting trading of the exchange-traded fund’s shares; (4) failure of the exchange-traded fund’s shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Investments in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund may invest are leveraged. The more the Fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.
■	Exchange-traded notes risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund.

■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. The Fund’s significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more market participants.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results. Because the Fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on the Fund’s net asset value. Further, the portfolio managers’ use of short derivative positions and instruments that provide economic leverage increases the volatility of the Fund’s net asset value, which increases the potential of greater losses that may cause the Fund to liquidate positions when it may not be advantageous to do so.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Subsidiary risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in this prospectus is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could negatively affect the Fund and its shareholders.

■	US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.
■	Volatility risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

About indexes used in this report

■	The Bloomberg Commodity Index is an unmanaged index designed to be a highly liquid and diversified benchmark for the commodity futures market.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

9                          Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Schedule of Investments

October 31, 2015

	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Securities–65.06%
U.S. Treasury Bills–26.28%(a)
U.S. Treasury Bills(b)(c)	0.08%	01/07/16	$8,400,000	$8,399,075
U.S. Treasury Bills(b)(c)	0.10%	01/14/16	20,600,000	20,596,863
U.S. Treasury Bills	0.10%	01/14/16	12,600,000	12,598,082
U.S. Treasury Bills(b)(d)	0.13%	01/21/16	11,760,000	11,758,299
U.S. Treasury Bills(b)(d)	0.14%	01/28/16	10,550,000	10,548,086
U.S. Treasury Bills	0.14%	01/28/16	43,060,000	43,052,187
U.S. Treasury Bills(b)(d)	0.24%	03/03/16	6,440,000	6,438,034
U.S. Treasury Bills	0.24%	03/03/16	31,950,000	31,940,246
U.S. Treasury Bills(b)	0.26%	03/10/16	2,210,000	2,209,286
U.S. Treasury Bills(b)	0.25%	03/17/16	4,090,000	4,088,531
U.S. Treasury Bills	0.25%	03/17/16	14,680,000	14,674,727
				166,303,416

U.S. Treasury Notes–38.78%
U.S. Treasury Notes(b)(c)(e)	0.07%	01/31/16	15,410,000	15,411,004
U.S. Treasury Notes(e)	0.07%	01/31/16	62,880,000	62,884,095
U.S. Treasury Notes(b)(c)(e)	0.09%	04/30/16	16,180,000	16,182,004
U.S. Treasury Notes(e)	0.09%	04/30/16	95,510,000	95,521,830
U.S. Treasury Notes(b)(e)	0.09%	07/31/16	11,450,000	11,451,056
U.S. Treasury Notes(e)	0.09%	07/31/16	43,910,000	43,914,049
				245,364,038
Total U.S. Treasury Securities (Cost $411,605,732)				411,667,454

			Shares
Exchange Traded Funds–3.16%
PowerShares DB Gold Fund (Cost $28,384,102)(f)			535,000	20,009,000

		Expiration Date	Principal Amount
Commodity-Linked Securities–2.39%
Barclays Bank PLC (United Kingdom), Series B, U.S. Federal Funds (Effective) rate minus 0.06% (linked to the Barclays Diversified Energy-Metals TR Index, multiplied by 3) (Cost $16,800,000)(g)		09/06/16	$16,800,000	15,146,112

			Shares
Money Market Funds–29.31%
Liquid Assets Portfolio–Institutional Class, 0.16%(h)			76,179,240	76,179,240
Premier Portfolio–Institutional Class, 0.12%(h)			76,179,240	76,179,240
STIC (Global Series) PLC–U.S. Dollar Liquidity Portfolio (Ireland)–Institutional Class, 0.11%(b)(h)			33,100,637	33,100,637
Total Money Market Funds (Cost $185,459,117)				185,459,117
TOTAL INVESTMENTS–99.92% (Cost $642,248,951)				632,281,683
OTHER ASSETS LESS LIABILITIES–0.08%				481,361
NET ASSETS–100.00%				$632,763,044

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10                         Invesco Balanced-Risk Commodity Strategy Fund

Open Futures Contracts
Futures Contracts	Type of Contract		Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Coffee C(b)	Long		152	December-2015	$6,894,150	$(936,003)
Corn(b)	Long		473	December-2015	9,040,212	(729,476)
Cotton No. 2(b)	Long		726	December-2015	22,985,160	(689,044)
LME Nickel(b)	Short		109	December-2015	(6,571,719)	(181,823)
LME Zinc(b)	Short		186	December-2015	(7,908,488)	500,761
Natural Gas(b)	Long		1,125	December-2015	6,527,813	(2,116,219)
NYH RBOB Gasoline (Globex)(b)	Long		550	December-2015	31,683,960	2,075,337
Soybean(b)	Long		865	July-2016	38,935,812	112,890
Wheat(b)	Long		348	December-2015	9,082,800	(789,036)
Total Futures Contracts — Commodity Risk						$(2,752,613)

Open Over-The-Counter Total Return Swap Agreements
Swap Agreements	Type of Contract	Counterparty	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Receive a return equal to the Barclays Brent Crude Roll Yield Excess Return Index and pay the product of (i) 0.35% of the Notional Amount multiplied by (ii) days in the period divided by 365(b)	Long	Barclays Bank PLC	69,200	March-2016	$21,220,803	$219,233
Receive a return equal to the Barclays WTI Crude Roll Yield Excess Return Index and pay the product of (i) 0.35% of the Notional Amount multiplied by (ii) days in the period divided by 365(b)	Long	Barclays Bank PLC	64,500	March-2016	16,719,600	80,606
Receive a return equal to the Optimum GSCI Heating Oil Roll Yield 9m Excess Return Index and pay the product of (i) 0.37% of the Notional Amount multiplied by (ii) days in the period divided by 365(b)	Long	Barclays Bank PLC	18,900	February-2016	4,683,025	4,509
Receive a floating rate equal to the Optimum GSCI Live Cattle Roll Yield Excess Return Index and pay the product of (i) 0.47% of the Notional Amount multiplied by (ii) days in the period divided by 365(b)	Short	Barclays Bank PLC	30,500	January-2016	(4,163,531)	(118,965)
Pay/Receive a return equal to the Enhanced Strategy Cotton AB31 on the S&P GSCI Cotton Excess Return Index and pay the product of (i) 0.45% of the Notional Amount multiplied by (ii) days in the period divided by 365(b)	Long	Goldman Sachs International	73,000	October-2016	2,536,270	42,988
Receive a return equal to the Enhanced Strategy Sugar A141 on the S&P GSCI Sugar Excess Return Index and pay the product of (i) 0.37% of the Notional Amount multiplied by (ii) days in the period divided by 365(b)	Long	Goldman Sachs International	154,500	March-2016	32,523,749	0
Pay/Receive a floating rate equal to the S&P GSCI Brent Crude 1 Month Forward Index Excess Return and pay the product of (i) 0.12% of the Notional Amount multiplied by (ii) days in the period divided by 365(b)	Short	Goldman Sachs International	13,600	June-2016	(7,696,028)	0
Receive a return equal to the S&P GSCI Crude Oil 1 Month Forward Index Excess Return and pay the product of (i) 0.12% of the Notional Amount multiplied by (ii) days in the period divided by 365(b)	Long	Goldman Sachs International	62,600	April-2016	17,075,070	0
Receive a return equal to the S&P GSCI Gasoil 1 Month Forward Index Excess Return and pay the product of (i) 0.12% of the Notional Amount multiplied by (ii) days in the period divided by 365(b)	Long	Goldman Sachs International	14,450	April-2016	6,667,058	0
Pay/Receive a floating rate equal to the S&P GSCI Heating Oil 1 Month Forward Index Excess Return and pay the product of (i) 0.12% of the Notional Amount multiplied by (ii) days in the period divided by 365(b)	Short	Goldman Sachs International	46,500	June-2016	(11,037,552)	0

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11                         Invesco Balanced-Risk Commodity Strategy Fund

Swap Agreements	Type of Contract	Counterparty	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Pay/Receive a floating rate equal to the S&P GSCI Unleaded Gasoline 1 Month Forward Index Excess Return and pay the product of (i) 0.12% of the Notional Amount multiplied by (ii) days in the period divided by 365(b)	Short	Goldman Sachs International	5,800	April-2016	$(4,612,659)	$0
Receive a return equal to the S&P GSCI Soybean Meal Excess Return Index and pay the product of (i) 0.30% of the Notional Amount multiplied by (ii) days in the period divided by 365(b)	Long	Goldman Sachs International	37,050	September-2016	41,597,591	(285,025)
Receive a return equal to the J.P. Morgan Contag Beta Gas Oil Excess Return Index and pay the product of (i) 0.25% of the Notional Amount multiplied by (ii) days in the period divided by 365(b)	Long	JPMorgan Chase Bank, N.A.	11,400	April-2016	2,602,596	60,794
Receive a return equal to the S&P GSCI Gold Index Excess Return and pay the product of (i) 0.09% of the Notional Amount multiplied by (ii) days in the period divided by 365(b)	Long	JPMorgan Chase Bank, N.A.	464,500	October-2016	45,278,531	(959,100)
Receive a return equal to the Macquarie Single Commodity Silver type A Excess Return Index and pay the product of (i) 0.16% of the Notional Amount multiplied by (ii) days in the period divided by 365(b)	Long	Macquarie Bank Ltd.	205,200	May-2016	39,521,417	(839,863)
Receive a return equal to the Modified Macquarie Single Commodity Sugar type A Excess Return Index and pay the product of (i) 0.34% of the Notional Amount multiplied by (ii) days in the period divided by 365(b)	Long	Macquarie Bank Ltd.	95,700	March-2016	17,954,152	122,640
Receive a return equal to the Merrill Lynch Gold Excess Return Index and pay the product of (i) 0.14% of the Notional Amount multiplied by (ii) days in the period divided by 365(b)	Long	Merrill Lynch International	50,300	June-2016	7,521,530	0
Receive a return equal to the MLCX Aluminum Annual Excess Return Index and pay the product of (i) 0.28% of the Notional Amount multiplied by (ii) days in the period divided by 365(b)	Long	Merrill Lynch International	487,800	September-2016	42,221,305	0
Receive a return equal to the MLCX Dynamic Enhanced Copper Excess Return Index and pay the product of (i) 0.25% of the Notional Amount multiplied by (ii) days in the period divided by 365(b)	Long	Merrill Lynch International	107,850	May-2016	53,852,460	0
Receive a return equal to the MS Soybean Oil Dynamic Roll Index and pay the product of (i) 0.30% of the Notional Amount multiplied by (ii) days in the period divided by 365(b)	Long	Morgan Stanley Capital Services LLC	47,000	April-2016	6,424,374	(65,490)
Total Swap Agreements — Commodity Risk						$(1,737,673)

Index Information:

Barclays Diversified Energy-Metals Total Return Index

– a basket of indices that provide exposure to various components of the energy and metals markets. The underlying commodities comprising the indices are: Gold, Silver, Copper, Brent Crude Oil, WTI Crude oil, Gasoil and Unleaded Gasoline.

Notes to Consolidated Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	The investment is owned by the Subsidiary. See Note 5.
(c)	All or a portion of the value was designated as collateral for open swap agreements. See Note 1K and Note 4.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J and Note 4.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2015.
(f)	Affiliated company during the period. The Investment Company Act of 1940 defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The value of this security as of October 31, 2015 represented 3.16% of the Fund’s Net Assets. See Note 6.
(g)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2015 represented 2.39% of the Fund’s Net Assets.
(h)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12                         Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Statement of Assets and Liabilities

October 31, 2015

Assets:
Investments, at value (Cost $428,405,732)	$426,813,566
Investments in affiliates, at value (Cost $213,843,219)	205,468,117
Total investments, at value (Cost $642,248,951)	632,281,683
Receivable for:
Variation margin — futures	2,086,830
Fund shares sold	659,399
Dividends and interest	76,527
Swaps receivables	4,615,808
Investment for trustee deferred compensation and retirement plans	65,461
Unrealized appreciation on swap agreements — OTC	530,770
Other assets	49,099
Total assets	640,365,577

Liabilities:
Payable for:
Fund shares reacquired	355,464
Swaps payable	4,585,856
Accrued fees to affiliates	232,125
Accrued trustees’ and officers’ fees and benefits	2,261
Accrued other operating expenses	20,893
Trustee deferred compensation and retirement plans	137,491
Unrealized depreciation on swap agreements — OTC	2,268,443
Total liabilities	7,602,533
Net assets applicable to shares outstanding	$632,763,044

Net assets consist of:
Shares of beneficial interest	$683,402,903
Undistributed net investment income	4,027,493
Undistributed net realized gain (loss)	(40,209,798)
Net unrealized appreciation (depreciation)	(14,457,554)
$632,763,044

Net Assets:
Class A	$34,891,605
Class B	$258,205
Class C	$2,544,255
Class R	$362,929
Class Y	$217,527,537
Class R5	$259,674,355
Class R6	$117,504,158

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	5,337,979
Class B	40,754
Class C	402,146
Class R	55,982
Class Y	32,812,396
Class R5	39,113,032
Class R6	17,673,156
Class A:
Net asset value per share	$6.54
Maximum offering price per share
(Net asset value of $6.54 ÷ 94.50%)	$6.92
Class B:
Net asset value and offering price per share	$6.34
Class C:
Net asset value and offering price per share	$6.33
Class R:
Net asset value and offering price per share	$6.48
Class Y:
Net asset value and offering price per share	$6.63
Class R5:
Net asset value and offering price per share	$6.64
Class R6:
Net asset value and offering price per share	$6.65

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13                         Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Statement of Operations

For the year ended October 31, 2015

Investment income:
Dividends from affiliates	$141,208
Interest	370,775
Total investment income	511,983

Expenses:
Advisory fees	7,000,528
Administrative services fees	186,700
Custodian fees	19,642
Distribution fees:
Class A	98,571
Class B	3,569
Class C	29,316
Class R	1,860
Transfer agent fees — A, B, C, R and Y	707,370
Transfer agent fees — R5	270,115
Trustees’ and officers’ fees and benefits	37,353
Other	215,120
Total expenses	8,570,144
Less: Fees waived and expense offset arrangement(s)	(301,230)
Net expenses	8,268,914
Net investment income (loss)	(7,756,931)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(21,872,743)
Futures contracts	(11,235,378)
Swap agreements	(101,390,388)
(134,498,509)
Change in net unrealized appreciation (depreciation) of:
Investment securities	5,092,501
Futures contracts	(9,694,025)
Swap agreements	7,051,562
2,450,038
Net realized and unrealized gain (loss)	(132,048,471)
Net increase (decrease) in net assets resulting from operations	$(139,805,402)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14                         Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2015 and 2014

	2015	2014
Operations:
Net investment income (loss)	$(7,756,931)	$(7,753,789)
Net realized gain (loss)	(134,498,509)	(73,181,888)
Change in net unrealized appreciation (depreciation)	2,450,038	(5,977,815)
Net increase (decrease) in net assets resulting from operations	(139,805,402)	(86,913,492)

Share transactions–net:
Class A	(4,063,412)	(15,519,112)
Class B	(174,641)	(497,940)
Class C	(420,247)	(814,012)
Class R	70,412	(84,233)
Class Y	302,605	49,824,052
Class R5	44,452,063	36,076,794
Class R6	11,895,316	21,545,333
Net increase in net assets resulting from share transactions	52,062,096	90,530,882
Net increase (decrease) in net assets	(87,743,306)	3,617,390

Net assets:
Beginning of year	720,506,350	716,888,960
End of year (includes undistributed net investment income of $4,027,493 and $10,708,705, respectively)	$632,763,044	$720,506,350

Notes to Consolidated Financial Statements

October 31, 2015

NOTE 1—Significant Accounting Policies

Invesco Balanced-Risk Commodity Strategy Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund III Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to provide total return.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded.

15                         Invesco Balanced-Risk Commodity Strategy Fund

Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

16                         Invesco Balanced-Risk Commodity Strategy Fund

D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Structured Securities — The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

J.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

17                         Invesco Balanced-Risk Commodity Strategy Fund

K.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

L.	Other Risks — The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange traded notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

M.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
N.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	1.05%
Next $250 million	1.025%
Next $500 million	1.00%
Next $1.5 billion	0.975%
Next $2.5 billion	0.95%
Next $2.5 billion	0.925%
Next $2.5 billion	0.90%
Over $10 billion	0.875%

For the year ended October 31, 2015, the effective advisory fees incurred by the Fund was 1.03%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

18                         Invesco Balanced-Risk Commodity Strategy Fund

The Adviser has contractually agreed, through at least June 30, 2016, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waivers and/or reimbursements (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2015, the Adviser waived advisory fees of $298,961.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2015, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2015, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended

October 31, 2015, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2015, IDI advised the Fund that IDI retained $2,484 in front-end sales commissions from the sale of Class A shares and $201, $415 and $479 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

19                         Invesco Balanced-Risk Commodity Strategy Fund

The following is a summary of the tiered valuation input levels, as of October 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Commodity-Linked Securities	$—	$15,146,112	$—	$15,146,112
Exchange Traded Fund	20,009,000	—	—	20,009,000
U.S. Treasury Securities	—	411,667,454	—	411,667,454
Money Market Funds	185,459,117	—	—	185,459,117
	$205,468,117	$426,813,566	$—	$632,281,683
Futures*	(2,752,613)	—	—	(2,752,613)
Swap Agreements*	—	(1,737,673)	—	(1,737,673)
Total Investments	$202,715,504	$425,075,893	$—	$627,791,397

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2015:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Commodity risk:
Futures contracts(a)	$2,688,988	$(5,441,601)
Swap agreements(b)	530,770	(2,268,443)
Total	$3,219,758	$(7,710,044)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Values are disclosed on the Consolidated Statement of Assets and Liabilities under the caption Unrealized appreciation on swap agreements — OTC and Unrealized depreciation on swap agreements — OTC.

Effect of Derivative Investments for the year ended October 31, 2015

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Futures Contracts	Swap Agreements
Realized Gain (Loss):
Commodity risk	$(11,235,378)	$(101,390,388)
Change in Net Unrealized Appreciation (Depreciation):
Commodity risk	(9,694,025)	7,051,562
Total	$(20,929,403)	$(94,338,826)

The table below summarizes the average notional value of futures contracts and swap agreements outstanding during the period.

	Futures Contracts	Swap Agreements
Average notional value	$141,167,463	$464,184,887

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Consolidated Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

20                         Invesco Balanced-Risk Commodity Strategy Fund

The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of October 31, 2015.

	Gross amounts of Recognized Assets	Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities			Net Amount
		Financial Instruments	Collateral Received
Counterparty			Non-Cash	Cash
Subsidiary
Barclays Bank PLC	$305,245	$(134,956)	$—	$—	$170,289
Goldman Sachs International	4,478,690	(643,994)	—	—	3,834,696
JPMorgan Chase Bank, N.A.	60,794	(60,794)	—	—	—
Macquarie Bank Ltd.	122,640	(122,640)	—	—	—
Merrill Lynch International	179,205	(179,205)	—	—	—
Morgan Stanley Capital Services LLC	4	(4)	—	—	—
Total	$5,146,578	$(1,141,593)	$—	$—	$4,004,985

	Gross amounts of Recognized Liabilities	Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities			Net Amount
		Financial Instruments	Collateral Pledged
Counterparty			Non-Cash	Cash
Subsidiary
Barclays Bank PLC	$134,956	$(134,956)	$—	$—	$—
Goldman Sachs International	643,994	(643,994)	—	—	—
JPMorgan Chase Bank, N.A.	960,265	(60,794)	(899,471)	—	—
Macquarie Bank Ltd.	1,111,205	(122,640)	(988,565)	—	—
Merrill Lynch International	3,937,597	(179,205)	(3,758,392)	—	—
Morgan Stanley Capital Services LLC	66,282	(4)	—	—	66,278
Total	$6,854,299	$(1,141,593)	$(5,646,428)	$—	$66,278

NOTE 5—Subsidiary Information

The Fund’s Consolidated Schedule of Investments includes the holdings, including any investments in derivatives, of both the Fund and the Subsidiary. The Fund’s Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets include the account balances of both the Fund and the Subsidiary and all interfund transactions have been eliminated.

The table below summarizes the financial information of the Subsidiary recognized in the consolidated financial statements referred to above.

Selected Financial Information	Invesco Cayman Commodity Fund III Ltd. (the “Subsidiary”)
Total assets	$147,428,817
Total liabilities	(6,858,294)
Net assets	140,570,523
Total investment income	117,707
Net investment income (loss)	(1,540,592)
Net realized gain (loss) from:
Investment securities	2,310
Futures contracts	(11,235,377)
Swap agreements	(101,390,388)
Change in net unrealized appreciation (depreciation) of:
Investment securities	1,426
Futures contracts	(9,694,025)
Swap agreements	7,051,561
Increase (decrease) in net assets resulting from operations	$(116,805,085)

21                         Invesco Balanced-Risk Commodity Strategy Fund

NOTE 6—Investments in Other Affiliates

The 1940 Act defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the year ended October 31, 2015.

	Value 10/31/14	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 10/31/15	Dividend Income
PowerShares DB Gold Fund	$21,024,180	$—	$(280,626)	$(610,593)	$(123,961)	$20,009,000	$—

NOTE 7—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2015, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,269.

NOTE 8—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 9—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 10—Distributions to Shareholders and Tax Components of Net Assets

There were no ordinary income and long-term gain distributions paid for the years ended October 31, 2014 and October 31, 2015.

Tax Components of Net Assets at Period-End:

2015
Net unrealized appreciation (depreciation) — investments	$(2,937,916)
Net unrealized appreciation — other investments	318,937
Temporary book/tax differences	(136,507)
Capital loss carryforward	(42,621,346)
Late-year ordinary loss deferral	(5,263,027)
Shares of beneficial interest	683,402,903
Total net assets	$632,763,044

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and partnerships adjustments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

22                         Invesco Balanced-Risk Commodity Strategy Fund

The Fund has a capital loss carryforward as of October 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
October 31, 2016	$276,503	$—	$276,503
Not subject to expiration	34,888,091	7,456,752	42,344,843
	$35,164,594	$7,456,752	$42,621,346

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 11—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2015 was $48,749,000 and $30,628,136, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $40,550,560 and $19,004,224, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$65,185
Aggregate unrealized (depreciation) of investment securities	(3,003,101)
Net unrealized appreciation (depreciation) of investment securities	$(2,937,916)
Cost of investments for tax purposes is $635,219,599.

NOTE 12—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of swap agreement income, net operating losses and net investment losses from subsidiary, on October 31, 2015, undistributed net investment income was increased by $1,075,719, undistributed net realized gain (loss) was increased by $124,749,934 and shares of beneficial interest was decreased by $125,825,653. This reclassification had no effect on the net assets of the Fund.

NOTE 13—Share Information

	Summary of Share Activity
	Years ended October 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Class A	1,108,280	$7,837,926	2,976,484	$26,030,155
Class B	1,605	10,000	904	7,902
Class C	75,087	523,510	95,677	824,090
Class R	11,649	84,240	15,425	135,101
Class Y	37,995,426	284,276,655	33,970,673	301,075,976
Class R5	9,523,280	69,940,562	6,288,265	55,370,590
Class R6	4,086,457	29,552,374	3,104,708	27,058,977

Automatic conversion of Class B shares to Class A shares:
Class A	9,717	68,576	36,589	323,416
Class B	(9,992)	(68,576)	(37,280)	(323,416)

Reacquired:
Class A	(1,670,209)	(11,969,914)	(4,784,440)	(41,872,683)
Class B	(16,316)	(116,065)	(21,273)	(182,426)
Class C	(133,757)	(943,757)	(191,231)	(1,638,102)
Class R	(2,039)	(13,828)	(24,847)	(219,334)
Class Y	(38,158,873)	(283,974,050)	(28,413,450)	(251,251,924)
Class R5	(3,555,024)	(25,488,499)	(2,277,011)	(19,293,796)
Class R6	(2,526,951)	(17,657,058)	(622,491)	(5,513,644)
Net increase in share activity	6,738,340	$52,062,096	10,116,702	$90,530,882

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 41% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
In addition, 18% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are mutual funds that are advised by Invesco.

23                         Invesco Balanced-Risk Commodity Strategy Fund

NOTE 14—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with feewaivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/15	$8.04	$(0.10)	$(1.40)	$(1.50)	$—	$6.54	(18.66)%	$34,892	1.55	%(d)	1.59	%(d)	(1.47	)%(d)	17%
Year ended 10/31/14	9.05	(0.11)	(0.90)	(1.01)	—	8.04	(11.16)	47,339	1.30		1.57		(1.25)		21
Year ended 10/31/13	10.73	(0.11)	(1.35)	(1.46)	(0.22)	9.05	(13.89)	69,350	1.22		1.47		(1.14)		47
Year ended 10/31/12	10.42	(0.12)	0.43	0.31	—	10.73	2.97	99,577	1.22		1.46		(1.13)		152
Year ended 10/31/11(e)	10.00	(0.12)	0.54	0.42	—	10.42	4.20	7,659	1.22	(f)	1.54	(f)	(1.13	)(f)	0
Class B
Year ended 10/31/15	7.85	(0.16)	(1.35)	(1.51)	—	6.34	(19.24)	258	2.30	(d)	2.34	(d)	(2.22	)(d)	17
Year ended 10/31/14	8.91	(0.17)	(0.89)	(1.06)	—	7.85	(11.90)	514	2.05		2.32		(2.00)		21
Year ended 10/31/13	10.59	(0.18)	(1.33)	(1.51)	(0.17)	8.91	(14.44)	1,096	1.97		2.22		(1.89)		47
Year ended 10/31/12	10.36	(0.20)	0.43	0.23	—	10.59	2.22	3,773	1.97		2.21		(1.88)		152
Year ended 10/31/11(e)	10.00	(0.19)	0.55	0.36	—	10.36	3.60	277	1.97	(f)	2.29	(f)	(1.88	)(f)	0
Class C
Year ended 10/31/15	7.84	(0.15)	(1.36)	(1.51)	—	6.33	(19.26)	2,544	2.30	(d)	2.34	(d)	(2.22	)(d)	17
Year ended 10/31/14	8.89	(0.17)	(0.88)	(1.05)	—	7.84	(11.81)	3,612	2.05		2.32		(2.00)		21
Year ended 10/31/13	10.58	(0.18)	(1.34)	(1.52)	(0.17)	8.89	(14.55)	4,948	1.97		2.22		(1.89)		47
Year ended 10/31/12	10.35	(0.20)	0.43	0.23	—	10.58	2.22	8,585	1.97		2.21		(1.88)		152
Year ended 10/31/11(e)	10.00	(0.19)	0.54	0.35	—	10.35	3.50	1,822	1.97	(f)	2.29	(f)	(1.88	)(f)	0
Class R
Year ended 10/31/15	7.99	(0.12)	(1.39)	(1.51)	—	6.48	(18.90)	363	1.80	(d)	1.84	(d)	(1.72	)(d)	17
Year ended 10/31/14	9.02	(0.13)	(0.90)	(1.03)	—	7.99	(11.42)	371	1.55		1.82		(1.50)		21
Year ended 10/31/13	10.71	(0.13)	(1.36)	(1.49)	(0.20)	9.02	(14.13)	504	1.47		1.72		(1.39)		47
Year ended 10/31/12	10.42	(0.15)	0.44	0.29	—	10.71	2.78	386	1.47		1.71		(1.38)		152
Year ended 10/31/11(e)	10.00	(0.14)	0.56	0.42	—	10.42	4.20	111	1.47	(f)	1.79	(f)	(1.38	)(f)	0
Class Y
Year ended 10/31/15	8.13	(0.09)	(1.41)	(1.50)	—	6.63	(18.45)	217,528	1.30	(d)	1.34	(d)	(1.22	)(d)	17
Year ended 10/31/14	9.13	(0.09)	(0.91)	(1.00)	—	8.13	(10.95)	268,106	1.05		1.32		(1.00)		21
Year ended 10/31/13	10.81	(0.09)	(1.36)	(1.45)	(0.23)	9.13	(13.69)	250,463	0.97		1.22		(0.89)		47
Year ended 10/31/12	10.47	(0.09)	0.43	0.34	—	10.81	3.25	240,404	0.97		1.21		(0.88)		152
Year ended 10/31/11(e)	10.00	(0.09)	0.56	0.47	—	10.47	4.70	59,063	0.97	(f)	1.29	(f)	(0.88	)(f)	0
Class R5
Year ended 10/31/15	8.13	(0.08)	(1.41)	(1.49)	—	6.64	(18.33)	259,674	1.15	(d)	1.19	(d)	(1.07	)(d)	17
Year ended 10/31/14	9.13	(0.09)	(0.91)	(1.00)	—	8.13	(10.95)	269,490	1.02		1.19		(0.97)		21
Year ended 10/31/13	10.80	(0.09)	(1.35)	(1.44)	(0.23)	9.13	(13.61)	266,031	0.97		1.20		(0.89)		47
Year ended 10/31/12	10.47	(0.09)	0.42	0.33	—	10.80	3.15	238,710	0.97		1.14		(0.88)		152
Year ended 10/31/11(e)	10.00	(0.09)	0.56	0.47	—	10.47	4.70	102,857	0.97	(f)	1.21	(f)	(0.88	)(f)	0
Class R6
Year ended 10/31/15	8.13	(0.07)	(1.41)	(1.48)	—	6.65	(18.20)	117,504	1.05	(d)	1.09	(d)	(0.97	)(d)	17
Year ended 10/31/14	9.13	(0.08)	(0.92)	(1.00)	—	8.13	(10.95)	131,076	0.99		1.10		(0.94)		21
Year ended 10/31/13	10.80	(0.08)	(1.36)	(1.44)	(0.23)	9.13	(13.61)	124,497	0.97		1.12		(0.89)		47
Year ended 10/31/12(e)	11.15	(0.01)	(0.34)	(0.35)	—	10.80	(3.14)	101,349	0.97	(f)	1.15	(f)	(0.88	)(f)	152

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended October 31, 2012, the portfolio turnover calculation excludes the value of securities purchased of $32,276,528 and sold of $14,234,590 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Commodities Strategy Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $39,428, $357, $2,932, $372, $241,126, $270,119 and $126,969 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of November 30, 2010 for Class A, Class B, Class C, Class R, Class Y and Class R5 shares. Commencement date of September 24, 2012 for Class R6 shares.
(f)	Annualized.

24                         Invesco Balanced-Risk Commodity Strategy Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Balanced-Risk Commodity Strategy Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the consolidated financial position of Invesco Balanced-Risk Commodity Strategy Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period November 30, 2010 (commencement of operations) through October 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 23, 2015

Houston, Texas

25                         Invesco Balanced-Risk Commodity Strategy Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2015, through October 31, 2015.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

Class	Beginning Account Value (05/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/15)	Expenses Paid During Period[2]
A	$1,000.00	$887.40	$7.42	$1,017.34	$7.93	1.56%
B	1,000.00	884.20	10.97	1,013.56	11.72	2.31
C	1,000.00	884.10	10.97	1,013.56	11.72	2.31
R	1,000.00	885.20	8.60	1,016.08	9.20	1.81
Y	1,000.00	887.60	6.23	1,018.60	6.67	1.31
R5	1,000.00	888.90	5.52	1,019.36	5.90	1.16
R6	1,000.00	889.00	5.05	1,019.86	5.40	1.06

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2015 through October 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

26                         Invesco Balanced-Risk Commodity Strategy Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Balanced-Risk Commodity Strategy Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 9-10, 2015, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2015.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the performance and investment management services provided by Invesco Advisers and the Affiliated Sub-Advisers to a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports form the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Board also receives a report and this independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 10, 2015, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board noted that only four calendar years of comparative performance data was available for the Fund. The Board compared the Fund’s performance during the past one, three and four calendar years to the performance of funds in the Lipper performance universe and against the Lipper Commodities General Funds Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one and four year periods and the third quintile for the three year period (the first quintile being

27                         Invesco Balanced-Risk Commodity Strategy Fund

the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and four year periods. Invesco Advisers noted that recent performance was helped by being underweight to Energy relative to the Fund’s peers. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was at the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees, but that Lipper does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers and its affiliates do not manage other mutual funds or client accounts with investment strategies comparable to those of the Fund.

The Board did consider the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts that are managed using an investment process substantially similar to the investment process use for the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other types of client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended.

Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a similar scope of services. The information received by the Board demonstrated that the aggregate services provided to the Invesco Funds were sufficiently different from those provided to institutional clients to support the difference in fees.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transaction through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

28                         Invesco Balanced-Risk Commodity Strategy Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			145	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc..

			145	None
[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Balanced-Risk Commodity Strategy Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	145	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	145	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Chairman, Board of Governors, Western Golf Association	145	Chairman of the Board of Trustees, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			145	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			145	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	145	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	145	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	145	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	145	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	145	None

T-2                         Invesco Balanced-Risk Commodity Strategy Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	145	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Balanced-Risk Commodity Strategy Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc..	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company.

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Balanced-Risk Commodity Strategy Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	BRCS-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2015

Invesco Greater China Fund
Nasdaq:
A: AACFX ■ B: ABCFX ■ C: CACFX ■ Y: AMCYX ■ R5: IACFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    The US economy expanded and unemployment declined throughout the reporting period. Continuing low energy prices benefited consumers, but a strong US dollar crimped corporate profits. The US Federal Reserve signaled that it was increasingly likely to raise interest rates, based on generally positive economic data, but uncertainty remained about when it might act. Overseas, the story was much different. Low energy prices hurt the economies of some oil-producing nations, such as Brazil and Russia. During the reporting period, the European Central

Bank as well as central banks in China and Japan – among other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness.

Investor uncertainty, such as we saw for much of the reporting period – and market volatility, such as we saw at the end of the reporting period – are unfortunate facts of life when it comes to investing. Some investors use these things as excuses to delay saving and investing for their long-term financial goals. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Greater China Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	■	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	■	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Greater China Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2015, Class A shares of Invesco Greater China Fund (the Fund), at net asset value (NAV), outperformed the MSCI Golden Dragon Index, the Fund’s broad market/style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/14 to 10/31/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	6.47%
Class B Shares	5.69
Class C Shares	5.65
Class Y Shares	6.73
Class R5 Shares	6.93
MSCI Golden Dragon Index▼ (Broad Market/Style-Specific Index)*	-3.32
MSCI EAFE Index▼ (Former Broad Market Index)*	-0.07
MSCI China 10/40 Index▼ (Former Style-Specific Index)*	-0.56
Lipper China Region Funds Index¡ (Peer Group Index)	-4.60

Source(s): ▼FactSet Research Systems Inc.; ¡Lipper Inc.

*	The Fund has elected to use the MSCI Golden Dragon Index to represent its broad market/style-specific benchmark rather than the MSCI EAFE Index and the MSCI China 10/40 Index because the MSCI Golden Dragon Index more closely reflects the performance of the types of securities in which the Fund invests.

Market conditions and your Fund

International markets experienced increased volatility during the fiscal year ended October 31, 2015, driven largely by the continued slowdown in energy markets and the economic downturn in China. Developed markets were generally able to withstand these headwinds, even as more fragile emerging markets began to falter.

Chinese equities had a strong start to the fiscal year and recorded solid gains especially the restricted A-share market. Markets rose as the government unveiled positive measures to reform the financial system combined with policy easing to support growth. For example, the government introduced a local government financing vehicle debt swap program to help de-risk the Chinese banking system, which helped investor sentiment. The People’s Bank of China (PBOC)

also eased monetary policy, which helped to replenish liquidity in the system while also supporting the equity markets. This helped the Greater China markets become the best-performing markets in Asia in the first quarter of 2015, and the liquidity driven rally in China spilled over to Hong Kong and Taiwan.

Chinese equities declined sharply at the beginning of the third quarter in 2015. In the summer of 2015, fears of a potential economic slowdown in China dominated headlines and Chinese markets experienced a sharp downturn. The combination of a slowing Chinese economy, excessive margin financing and the fading impact of monetary policy easing contributed to a sharp sell-off in domestic Chinese equities – particularly in the restricted A-share market. The

Chinese government eventually implemented measures to temper the sell-off including a freeze on initial public offerings and the launch of a stabilization fund backed by brokers. Markets stumbled once more in the third quarter of 2015 as the PBOC adjusted the Chinese renminbi fixing mechanism to allow the market to play a greater role in setting the exchange rate, which led to some volatility of the renminbi against the US dollar.

    The Fund experienced several changes during the fiscal year. Effective March 30, 2015, Mike Shiao replaced Joseph Tang as Portfolio Manager of the Fund. Mr. Shiao is the Chief Investment Officer of Invesco’s Greater China equities team. He joined Invesco in 2002 and has more than 23 years investing experience. In June, the Fund was renamed Invesco Greater China Fund, and it adopted a principal investment strategy under which the Fund invests at least 80% of its net assets in equity or equity-related instruments issued by companies located or operating in Greater China (includes mainland China, Hong Kong, Macau and Taiwan). The Fund also changed its investment process to a bottom-up fundamental analysis with a “sustainable value” investment style and changed its broad market/style-specific benchmark to the MSCI Golden Dragon Index.

    Relative outperformance versus the Fund’s broad market/style-specific benchmark was primarily driven by stock selection and underweight exposure to the financials sector. The Fund’s holdings in the insurance and banking industries led relative performance in the sector. Beijing-based China Life Insurance Company was the largest contributor to performance within the sector. The

Portfolio Composition
By sector	% of total net assets

Information Technology	27.2%
Consumer Discretionary	24.2
Financials	12.8
Consumer Staples	12.5
Telecommunications Services	8.4
Industrials	8.0
Energy	3.9
Utilities	1.7
Health Care	0.6
Money Market Funds
Plus Other Assets Less Liabilities	0.7

Top 10 Equity Holdings*
% of total net assets

1.	China Mobile Ltd.	8.4%
2.	Tencent Holdings Ltd.	6.1
3.	AIA Group Ltd.	5.5
4.	Taiwan Semiconductor Manufacturing Co. Ltd.	5.3
5.	Ping An Insurance (Group) Co. of China Ltd. - Class H	4.8
6.	CK Hutchison Holdings Ltd.	4.6
7.	Minth Group Ltd.	4.2
8.	Sun Art Retail Group Ltd.	4.2
9.	China Petroleum & Chemical Corp. - Class H	3.9
10.	FIH Mobile Ltd.	3.9

Total Net Assets	$73.1 million

Total Number of Holdings*	32

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2015.

4                Invesco Greater China Fund

nation’s largest insurer experienced a significant rise in the first half of the fiscal year as the stock market rally boosted investment returns and its premium income expanded. We sold the holding in the second quarter of 2015 before the company declined along with the rest of the market.

    Stock selection in and overweight exposure to the consumer discretionary sector also contributed to the Fund’s relative performance. Footwear manufacturer Yue Yuen Industrial Holdings was a significant contributor to the Fund’s performance during the reporting period. The company was boosted in the third quarter of 2015 after posting some gains on the back of positive earnings and attractive dividend yields. Pou Sheng International, a sportswear retailer in mainland China, and Hong Kong-based furniture company Man Wah Holdings also contributed to relative performance.

    Stock selection in the consumer staples and information technology sectors also contributed to relative performance. In the consumer staples sector, China Mengniu Dairy, China’s largest producer of milk and ice cream, was one of the leading individual contributors to the Fund’s performance. We sold our holding in China Mengniu Dairy before the close of the fiscal year. Internet and mobile services company Tencent Holdings was the leading contributor to performance in the information technology sector.

    Some of the Fund’s outperformance was offset by stock selection in and underweight exposure to the industrials sector. Beijing Enterprises Holdings was the leading detractor from relative performance within the sector. Not owning several strong-performing companies held in the Fund’s broad market/style-specific index also detracted from relative performance.

    Overweight exposure to the health care and energy sectors also detracted from relative results. In the health care sector, relative underperformance was driven by the Fund’s pharmaceutical holdings, which included Shanghai Pharmaceuticals, Guangzhou Baiyunshan Pharmaceuticals and Luye Pharma Group. We sold our holdings in Shanghai Pharmaceuticals, Guangzhou Baiyunshan Pharmaceuticals and Luye Pharma Group before the close of the reporting period. Within the energy sector, oil and gas companies PetroChina, China Shenua Energy and CNOOC detracted from both absolute and relative results. PetroChina, China Shenua Energy and CNOOC were no longer held by the Fund at the close of the fiscal year.

    China’s economy continues to transition to a “new normal” level of more sustainable growth – moving away from a manufacturing dominant economic model to one with greater dependence placed on consumer demand. In monitoring the progress in China’s transformation, we focus on how the government simultaneously manages two key challenges: first, unwinding the accumulated imbalances in debt and capacity while preventing growth from slowing too sharply, and second, continuing to advance structural reforms to improve markets and growth opportunities. With our bottom-up approach, we continue to look for companies that have earnings visibility, a long-term competitive advantage, sound balance sheets and reasonable valuations.

    Thank you for your continued investment in Invesco Greater China Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mike Shiao Portfolio Manager and Chief Investment Officer of Invesco’s Greater China equities team, is manager of

Invesco Greater China Fund. He joined Invesco in 2002. Mr. Shiao earned a bachelor’s degree from National Chung Hsing University, Taiwan and an MS in finance from Drexel University.

5                Invesco Greater China Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 3/31/06

Past performance cannot guarantee comparable future results.

    During the reporting period, the Fund elected to use the MSCI Golden Dragon Index to represent its broad market/style-specific benchmark rather than the MSCI EAFE Index and the MSCI China 10/40 Index because the MSCI Golden Dragon Index more closely reflects the performance of the types of securities in which the Fund invests. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare performance to both the old and new indexes.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable.

Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

subject to the creditworthiness of the issuing bank or broker-dealer.

■	Preferred securities risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.
■	Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

■	Unique economic and political risks of investing in China. China remains a totalitarian country with the following risks: nationalization, expropriation, or confiscation of property; difficulty in obtaining and/or enforcing judgments; alteration or discontinuation of economic reforms; military conflicts, either internal or with other countries; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of China; and China’s dependency on the economies of other Asian countries, many of which are developing countries.

About indexes used in this report

■	The MSCI Golden Dragon Index is an unmanaged index considered representative of equity market performance of large- and mid-cap China securities and non-domestic China securities listed in Hong Kong and Taiwan. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

continued on page 7

6                         Invesco Greater China Fund

Average Annual Total Returns
As of 10/31/15, including maximum applicable sales charges

Class A Shares
Inception (3/31/06)	8.37%
5 Years	-1.31
1 Year	0.61

Class B Shares
Inception (3/31/06)	8.34%
5 Years	-1.32
1 Year	0.69

Class C Shares
Inception (3/31/06)	8.19%
5 Years	-0.93
1 Year	4.65

Class Y Shares
Inception	9.20%
5 Years	0.07
1 Year	6.73

Class R5 Shares
Inception (3/31/06)	9.52%
5 Years	0.28
1 Year	6.93

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit

Average Annual Total Returns
As of 9/30/15, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (3/31/06)	7.57%
5 Years	-1.84
1 Year	-1.85

Class B Shares
Inception (3/31/06)	7.54%
5 Years	-1.86
1 Year	-1.90

Class C Shares
Inception (3/31/06)	7.40%
5 Years	-1.46
1 Year	2.11

Class Y Shares
Inception	8.41%
5 Years	-0.46
1 Year	4.17

Class R5 Shares
Inception (3/31/06)	8.72%
5 Years	-0.26
1 Year	4.38

invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating

expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Class R5 shares was 1.85%, 2.60%, 2.60%, 1.60% and 1.39%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

continued from page 6

■	The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
■	The MSCI China 10/40 Index is a free float-adjusted market-capitalization index that measures equity market performance in China, taking into consideration concentration constraints applicable to funds registered for sale in Europe pursuant to the UCITS III Directive. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
■	The Lipper China Region Funds Index is an unmanaged index considered representative of China region funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

7                Invesco Greater China Fund

Invesco Greater China Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of October 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Active trading risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.
■	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will rise when the FRB and central banks raise these rates. This risk is heightened due to the FRB’s quantitative easing program and the “tapering” of other similar foreign central bank actions. This eventual increase in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
■	Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Foreign government debt risk. Investments in foreign government debt obligations involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Geographic focus risk. From time to time the Fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If the Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Participation notes risk. Investments in participation notes involve the same risks associated with a direct investment in the underlying security, currency or market they seek to replicate. In addition, the Fund has no rights under participation notes against the issuer of the underlying security and is continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

8                Invesco Greater China Fund

Schedule of Investments(a)

October 31, 2015

	Shares	Value
Common Stocks & Other Equity Interests–99.32%(b)
Apparel Retail–1.37%
Pou Sheng International (Holdings) Ltd. (Hong Kong)(c)	6,303,000	$1,004,459

Auto Parts & Equipment–4.21%
Minth Group Ltd.	1,492,000	3,081,951

Automobile Manufacturers–0.27%
Jiangling Motors Corp., Ltd.–Class B	61,500	197,058

Electronic Components–3.17%
Chin-Poon Industrial Co., Ltd. (Taiwan)	932,000	1,241,313
Largan Precision Co., Ltd. (Taiwan)	14,000	1,076,956
		2,318,269

Electronic Manufacturing Services–6.30%
FIH Mobile Ltd.	5,924,000	2,817,095
Hon Hai Precision Industry Co., Ltd. (Taiwan)	677,150	1,788,244
		4,605,339

Food Retail–2.77%
President Chain Store Corp. (Taiwan)	307,000	2,025,125

Footwear–5.31%
Stella International Holdings Ltd.	761,500	1,879,525
Yue Yuen Industrial (Holdings) Ltd. (Hong Kong)	550,000	2,004,912
		3,884,437

Gas Utilities–1.72%
Towngas China Co. Ltd. (Hong Kong)	1,849,000	1,257,151

Health Care Equipment–0.56%
MicroPort Scientific Corp.(c)	988,000	411,461

Home Furnishings–2.71%
Man Wah Holdings Ltd. (Hong Kong)	1,743,600	1,981,822

Hotels, Resorts & Cruise Lines–1.56%
Shanghai Jinjiang International Hotels Development Co., Ltd.–Class B	356,891	1,139,910

Hypermarkets & Super Centers–4.20%
Sun Art Retail Group Ltd. (Hong Kong)	3,752,000	3,068,166

Industrial Conglomerates–7.97%
Beijing Enterprises Holdings Ltd.	395,500	2,494,892
CK Hutchison Holdings Ltd. (Hong Kong)	244,000	3,333,219
		5,828,111

Integrated Oil & Gas–3.93%
China Petroleum & Chemical Corp.–Class H	3,990,000	2,877,676

Internet Retail–4.05%
E-commerce China Dangdang, Inc.–Class A,–ADR(c)	121,640	823,503

	Shares	Value
Internet Retail–(continued)
Vipshop Holdings Ltd.–ADR(c)	104,311	$2,140,462
		2,963,965

Internet Software & Services–12.49%
Baidu, Inc.–ADR(c)	9,955	1,866,264
Tencent Holdings Ltd.	238,000	4,466,586
Weibo Corp.–ADR(c)	173,677	2,799,673
		9,132,523

Life & Health Insurance–10.26%
AIA Group Ltd. (Hong Kong)	683,600	3,991,751
Ping An Insurance (Group) Co. of China Ltd.–Class H	627,500	3,509,951
		7,501,702

Packaged Foods & Meats–2.17%
Uni-President China Holdings Ltd.	1,940,000	1,587,271

Personal Products–3.31%
Hengan International Group Co. Ltd.	224,500	2,420,052

Property & Casualty Insurance–2.57%
PICC Property and Casualty Co. Ltd.–Class H	830,080	1,880,628

Restaurants–2.40%
Ajisen China Holdings Ltd. (Hong Kong)	3,673,000	1,753,017

Semiconductors–5.26%
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	913,000	3,843,286

Specialty Stores–2.34%
Chow Tai Fook Jewellery Group Ltd. (Hong Kong)	2,003,400	1,713,744

Wireless Telecommunication Services–8.42%
China Mobile Ltd.	517,500	6,156,250
Total Common Stocks & Other Equity Interests (Cost $75,918,626)		72,633,373

Money Market Funds–0.88%
Liquid Assets Portfolio–Institutional Class, 0.16%(d)	322,958	322,958
Premier Portfolio–Institutional Class, 0.12%(d)	322,957	322,957
Total Money Market Funds (Cost $645,915)		645,915
TOTAL INVESTMENTS–100.20% (Cost $76,564,541)		73,279,288
OTHER ASSETS LESS LIABILITIES–(0.20)%		(145,977)
NET ASSETS–100.00%		$73,133,311

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Greater China Fund

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Country of issuer and/or credit risk exposure listed in Common Stocks & Other Equity Interests has been determined to be China unless otherwise noted.
(c)	Non-income producing security.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Greater China Fund

Statement of Assets and Liabilities

October 31, 2015

Assets:
Investments, at value (Cost $75,918,626)	$72,633,373
Investments in affiliated money market funds, at value and cost	645,915
Total investments, at value (Cost $76,564,541)	73,279,288
Receivable for:
Fund shares sold	183,529
Dividends	29,163
Investment for trustee deferred compensation and retirement plans	47,742
Other assets	17,943
Total assets	73,557,665

Liabilities:
Payable for:
Investments purchased	197,949
Fund shares reacquired	39,017
Accrued fees to affiliates	69,207
Accrued trustees’ and officers’ fees and benefits	1,454
Accrued other operating expenses	63,780
Trustee deferred compensation and retirement plans	52,947
Total liabilities	424,354
Net assets applicable to shares outstanding	$73,133,311

Net assets consist of:
Shares of beneficial interest	$110,633,462
Undistributed net investment income	539,600
Undistributed net realized gain (loss)	(34,754,495)
Net unrealized appreciation (depreciation)	(3,285,256)
$73,133,311

Net Assets:
Class A	$53,087,021
Class B	$2,599,906
Class C	$13,921,555
Class Y	$3,449,495
Class R5	$75,334

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	2,516,243
Class B	127,289
Class C	682,716
Class Y	163,199
Class R5	3,559
Class A:
Net asset value per share	$21.10
Maximum offering price per share
(Net asset value of $21.10 ÷ 94.50%)	$22.33
Class B:
Net asset value and offering price per share	$20.43
Class C:
Net asset value and offering price per share	$20.39
Class Y:
Net asset value and offering price per share	$21.14
Class R5:
Net asset value and offering price per share	$21.17

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Greater China Fund

Statement of Operations

For the year ended October 31, 2015

Investment income:
Dividends (net of foreign withholding taxes of $216,581)	$2,284,418
Dividends from affiliated money market funds	1,310
Total investment income	2,285,728

Expenses:
Advisory fees	781,926
Administrative services fees	50,000
Custodian fees	60,916
Distribution fees:
Class A	150,259
Class B	41,491
Class C	154,668
Transfer Agent Fees — A, B, C and Y	266,206
Transfer agent fees — R5	67
Trustees’ and officers’ fees and benefits	20,773
Other	185,848
Total expenses	1,712,154
Less: Fees waived and expense offset arrangement(s)	(3,686)
Net expenses	1,708,468
Net investment income	577,260

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	7,049,823
Foreign currencies	(15,669)
7,034,154
Change in net unrealized appreciation (depreciation) of:
Investment securities	(2,934,575)
Foreign currencies	28
(2,934,547)
Net realized and unrealized gain	4,099,607
Net increase in net assets resulting from operations	$4,676,867

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Greater China Fund

Statement of Changes in Net Assets

For the years ended October 31, 2015 and 2014

	2015	2014
Operations:
Net investment income (loss)	$577,260	$(318,816)
Net realized gain	7,034,154	12,285,009
Change in net unrealized appreciation (depreciation)	(2,934,547)	(13,395,379)
Net increase (decrease) in net assets resulting from operations	4,676,867	(1,429,186)

Distributions to shareholders from net investment income:
Class A	(268,684)	(846,845)
Class B	—	(16,420)
Class C	—	(47,698)
Class Y	(25,936)	(59,852)
Class R5	(865)	(5,462)
Total distributions from net investment income	(295,485)	(976,277)

Share transactions–net:
Class A	(13,093,503)	(11,916,527)
Class B	(3,019,590)	(2,003,637)
Class C	(2,861,129)	(4,995,375)
Class Y	(1,077,083)	52,909
Class R5	(31,944)	(307,144)
Net increase (decrease) in net assets resulting from share transactions	(20,083,249)	(19,169,774)
Net increase (decrease) in net assets	(15,701,867)	(21,575,237)

Net assets:
Beginning of year	88,835,178	110,410,415
End of year (includes undistributed net investment income of $539,600 and $234,405, respectively)	$73,133,311	$88,835,178

Notes to Financial Statements

October 31, 2015

NOTE 1—Significant Accounting Policies

Invesco Greater China Fund, formerly Invesco China Fund, (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Class R5. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net

13                         Invesco Greater China Fund

asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

14                         Invesco Greater China Fund

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Other Risks — Investing in a single-country mutual fund involves greater risk than investing in a more diversified fund due to lack of exposure to other countries. The political and economic conditions and changes in regulatory, tax or economic policy in a single country could significantly affect the market in that country and in surrounding or related countries.

Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar.

Transaction costs are often higher and there may be delays in settlement procedures.

Certain securities issued by companies in China may be less liquid, harder to sell or more volatile than U.S. securities.

15                         Invesco Greater China Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.91%
Next $500 million	0.885%
Next $1.5 billion	0.86%
Next $2.5 billion	0.835%
Next $2.5 billion	0.81%
Next $2.5 billion	0.785%
Over $10 billion	0.76%

For the year ended October 31, 2015, the effective advisory fees incurred by the Fund was 0.94%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2016, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Class R5 shares to 2.25%, 3.00%, 3.00%, 2.00% and 2.00% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2015, the Adviser waived advisory fees of $2,768.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y and Class R5 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2015, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2015, IDI advised the Fund that IDI retained $16,809 in front-end sales commissions from the sale of Class A shares and $487, $4,881 and $1,693 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

16                         Invesco Greater China Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended October 31, 2015, there were transfers from Level 1 to Level 2 of $6,347,214, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$5,817,619	$11,902,744	$—	$17,720,363
Consumer Staples	—	9,100,614	—	9,100,614
Energy	—	2,877,676	—	2,877,676
Financials	—	9,382,330	—	9,382,330
Health Care	—	411,461	—	411,461
Industrials	—	5,828,111	—	5,828,111
Information Technology	4,665,937	15,233,480	—	19,899,417
Telecommunication Services	—	6,156,250	—	6,156,250
Utilities	—	1,257,151	—	1,257,151
Money Market Funds	645,915	—	—	645,915
Total Investments	$11,129,471	$62,149,817	$—	$73,279,288

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2015, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $918.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

17                         Invesco Greater China Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2015 and 2014:

	2015	2014
Ordinary income	$295,485	$976,277

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$591,297
Net unrealized appreciation (depreciation) — investments	(3,310,263)
Net unrealized appreciation (depreciation) — other investments	(3)
Temporary book/tax differences	(51,697)
Capital loss carryforward	(34,729,485)
Shares of beneficial interest	110,633,462
Total net assets	$73,133,311

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
October 31, 2016	$23,381,627	$—	$23,381,627
October 31, 2017	11,347,858	—	11,347,858
	$34,729,485	$—	$34,729,485

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2015 was $105,406,284 and $124,676,441, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$3,059,732
Aggregate unrealized (depreciation) of investment securities	(6,369,995)
Net unrealized appreciation (depreciation) of investment securities	$(3,310,263)

Cost of investments for tax purposes is $76,589,551.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies, on October 31, 2015, undistributed net investment income was increased by $23,420 and undistributed net realized gain (loss) was decreased by $23,420. This reclassification had no effect on the net assets of the Fund.

18                         Invesco Greater China Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended October 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Class A	544,471	$12,200,811	720,306	$14,781,137
Class B	2,757	54,843	10,113	199,431
Class C	101,802	2,205,552	55,095	1,084,665
Class Y	135,375	3,100,738	105,131	2,148,178
Class R5	1,144	22,484	998	19,651

Issued as reinvestment of dividends:
Class A	13,413	255,787	36,522	773,530
Class B	—	—	736	15,234
Class C	—	—	2,087	43,148
Class Y	1,259	24,002	2,588	54,829
Class R5	37	721	242	5,129

Automatic conversion of Class B shares to Class A shares:
Class A	69,008	1,476,447	28,520	569,466
Class B	(71,079)	(1,476,447)	(29,290)	(569,466)

Reacquired:
Class A	(1,269,798)	(27,026,548)	(1,401,485)	(28,040,660)
Class B	(78,472)	(1,597,986)	(83,442)	(1,648,836)
Class C	(246,214)	(5,066,681)	(315,673)	(6,123,188)
Class Y	(198,394)	(4,201,823)	(105,289)	(2,150,098)
Class R5	(2,801)	(55,149)	(16,233)	(331,924)
Net increase (decrease) in share activity	(997,492)	$(20,083,249)	(989,074)	$(19,169,774)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 18% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19                         Invesco Greater China Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period(b)	Total return(c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Year ended 10/31/15	$19.93	$0.18	$1.08	$1.26	$(0.09)	$21.10	6.36%	$53,087	1.88	%(e)	1.88	%(e)	0.85	%(e)	130%
Year ended 10/31/14	20.31	(0.03)	(0.13)	(0.16)	(0.22)	19.93	(0.87)	62,957	1.85		1.85		(0.15)		124
Year ended 10/31/13	17.90	0.09	2.44	2.53	(0.12)	20.31	14.18	76,691	1.78		1.78		0.50		148
Year ended 10/31/12	17.52	0.11	0.37	0.48	(0.10)	17.90	2.79	82,713	1.80		1.80		0.64		109
Year ended 10/31/11	21.93	0.12	(4.49)	(4.37)	(0.04)	17.52	(19.96)	102,248	1.67		1.67		0.57		97
Class B
Year ended 10/31/15	19.35	0.02	1.06	1.08	—	20.43	5.58	2,600	2.63	(e)	2.63	(e)	0.10	(e)	130
Year ended 10/31/14	19.71	(0.18)	(0.14)	(0.32)	(0.04)	19.35	(1.61)	5,303	2.60		2.60		(0.90)		124
Year ended 10/31/13	17.39	(0.05)	2.37	2.32	—	19.71	13.34	7,411	2.53		2.53		(0.25)		148
Year ended 10/31/12	17.05	(0.02)	0.36	0.34	—	17.39	1.99	9,703	2.55		2.55		(0.11)		109
Year ended 10/31/11	21.46	(0.04)	(4.37)	(4.41)	—	17.05	(20.55)	13,988	2.42		2.42		(0.18)		97
Class C
Year ended 10/31/15	19.32	0.02	1.05	1.07	—	20.39	5.54	13,922	2.63	(e)	2.63	(e)	0.10	(e)	130
Year ended 10/31/14	19.68	(0.18)	(0.14)	(0.32)	(0.04)	19.32	(1.62)	15,978	2.60		2.60		(0.90)		124
Year ended 10/31/13	17.36	(0.05)	2.37	2.32	—	19.68	13.36	21,366	2.53		2.53		(0.25)		148
Year ended 10/31/12	17.02	(0.02)	0.36	0.34	—	17.36	2.00	24,728	2.55		2.55		(0.11)		109
Year ended 10/31/11	21.43	(0.04)	(4.37)	(4.41)	—	17.02	(20.58)	32,319	2.42		2.42		(0.18)		97
Class Y
Year ended 10/31/15	19.98	0.23	1.08	1.31	(0.15)	21.14	6.62	3,449	1.63	(e)	1.63	(e)	1.10	(e)	130
Year ended 10/31/14	20.36	0.02	(0.13)	(0.11)	(0.27)	19.98	(0.62)	4,494	1.60		1.60		0.10		124
Year ended 10/31/13	17.95	0.14	2.44	2.58	(0.17)	20.36	14.43	4,531	1.53		1.53		0.75		148
Year ended 10/31/12	17.58	0.15	0.38	0.53	(0.16)	17.95	3.08	4,384	1.55		1.55		0.89		109
Year ended 10/31/11	22.01	0.17	(4.51)	(4.34)	(0.09)	17.58	(19.78)	6,483	1.42		1.42		0.82		97
Class R5
Year ended 10/31/15	20.01	0.28	1.08	1.36	(0.20)	21.17	6.88	75	1.41	(e)	1.41	(e)	1.32	(e)	130
Year ended 10/31/14	20.38	0.06	(0.14)	(0.08)	(0.29)	20.01	(0.46)	104	1.39		1.39		0.31		124
Year ended 10/31/13	17.97	0.18	2.45	2.63	(0.22)	20.38	14.71	411	1.33		1.33		0.95		148
Year ended 10/31/12	17.61	0.20	0.37	0.57	(0.21)	17.97	3.29	757	1.30		1.30		1.14		109
Year ended 10/31/11	22.04	0.21	(4.51)	(4.30)	(0.13)	17.61	(19.61)	770	1.23		1.23		1.01		97

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share for the fiscal years ended October 31, 2012 and prior.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the united States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than on year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $60,104, $4,149, $15,467, $3,842 and $67 for Class A, Class B, Class C, Class Y and Class R5 shares, respectively.

20                         Invesco Greater China Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Greater China Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Greater China Fund (formerly known as Invesco China Fund; one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 23, 2015

Houston, Texas

21                         Invesco Greater China Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2015 through October 31, 2015.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/15)	Expenses Paid During Period[2]
A	$1,000.00	$866.90	$9.08	$1,015.48	$9.80	1.93%
B	1,000.00	863.90	12.59	1,011.70	13.59	2.68
C	1,000.00	863.70	12.59	1,011.70	13.59	2.68
Y	1,000.00	868.20	7.91	1,016.74	8.54	1.68
R5	1,000.00	869.10	6.93	1,017.80	7.48	1.47

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2015 through October 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by184/365 to reflect the most recent fiscal half year.

22                         Invesco Greater China Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Greater China Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 9-10, 2015, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2015.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the performance and investment management services provided by Invesco Advisers and the Affiliated Sub-Advisers to a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Board also receives a report and this independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 10, 2015, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Hong Kong Limited currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper China Region Funds Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one and five year periods and the fourth quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. Invesco Advisers advised the Board

23                         Invesco Greater China Fund

that further changes to the management team is being considered. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees, but that Lipper does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board also noted how the Fund’s rate compared to the effective sub-adviser fee rate of two funds sub-advised by Invesco Advisers.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and were advised such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

24                         Invesco Greater China Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2015:

Federal and State Income Tax
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	0.41%
U.S. Treasury Obligations*	0%
Foreign Taxes	$0.0609	per share
Foreign Source Income	$0.7114	per share

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25                         Invesco Greater China Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			145	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc..

			145	None
[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Greater China Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	145	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	145	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Chairman, Board of Governors, Western Golf Association	145	Chairman of the Board of Trustees, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			145	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			145	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	145	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	145	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	145	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	145	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	145	None

T-2                         Invesco Greater China Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	145	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Greater China Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc..	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company.

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Greater China Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	CHI-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2015

Invesco Developing Markets Fund
Nasdaq:
A: GTDDX ■ B: GTDBX ■ C: GTDCX ■ Y: GTDYX ■ R5: GTDIX ■ R6: GTDFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    The US economy expanded and unemployment declined throughout the reporting period. Continuing low energy prices benefited consumers, but a strong US dollar crimped corporate profits. The US Federal Reserve signaled that it was increasingly likely to raise interest rates, based on generally positive economic data, but uncertainty remained about when it might act. Overseas, the story was much different. Low energy prices hurt the economies of some oil-producing nations, such as Brazil and Russia. During the reporting period, the European

Central Bank as well as central banks in China and Japan – among other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness.

Investor uncertainty, such as we saw for much of the reporting period – and market volatility, such as we saw at the end of the reporting period – are unfortunate facts of life when it comes to investing. Some investors use these things as excuses to delay saving and investing for their long-term financial goals. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Developing Markets Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds. As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Developing Markets Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2015, Class A shares of Invesco Developing Markets Fund (the Fund), at net asset value (NAV), underperformed the MSCI Emerging Markets Index, the Fund’s broad market/style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/14 to 10/31/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-21.18%
Class B Shares	-21.77
Class C Shares	-21.77
Class Y Shares	-21.00
Class R5 Shares	-20.89
Class R6 Shares	-20.84
MSCI Emerging Markets Index▼ (Broad Market/Style-Specific Index)*	-14.53
MSCI EAFE Index▼ (Former Broad Market Index)*	-0.07
Lipper Emerging Market Funds Index■ (Peer Group Index)	-15.26

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

*	The Fund has elected to use the MSCI Emerging Markets Index to represent its broad market/style-specific benchmark rather than the MSCI EAFE Index because the MSCI Emerging Markets Index more closely reflects the performance of the types of securities in which the Fund invests.

Market conditions and your Fund

International markets experienced increased volatility during the fiscal year ended October 31, 2015, driven largely by the continued slowdown in energy markets and the economic downturn in China. Developed markets were generally able to withstand these headwinds, even as more fragile emerging markets began to falter.

    Emerging markets were very volatile during the fiscal year. Many were particularly weakened early in the reporting period due to the lower commodity prices and the strengthening US dollar. Coupled with soft exports, weak commodity prices made emerging markets vulnerable to increased current account deficits. Weak currencies also led to higher inflation and interest rates. Most economies were not robust enough to offset this weakness in commodities and exports and needed to enact monetary easing policy to help their economies. Most notably, China, Korea, India and Thailand began to cut interest rates or initiate others forms of monetary easing in order to support their economies.

    Market volatility increased in the summer of 2015 as fears of a potential economic slowdown in China dominated headlines. The combination of a slowing Chinese economy, a sharp sell-off in domestic Chinese equities and the devaluation of China’s currency, the renminbi, contributed to a strong correction in global equity markets.

    The third quarter of 2015 was particularly difficult for emerging markets as stocks and currencies tumbled even further. Much of the currency weakness was a byproduct of foreign investors selling their fixed income investments in emerging markets. Several currencies, including the Brazilian real, the Turkish lira and the Malaysian ringgit were at all-time lows or close to all-time lows.

    Tremendous volatility across

equities, commodities and currencies led to declines across almost all benchmark index sectors during the reporting period. The Fund was not immune to this broad-based decline.

    At the sector level, Fund holdings in the energy sector and underweight exposure to the materials sector were the most significant contributors to relative performance versus the broad market/style-specific benchmark. The Fund’s modest cash position was also a contributor to relative performance during the reporting period as markets were quite volatile. Conversely, Fund holdings in the financials, consumer discretionary, information technology, utilities and consumer staples sectors were significant detractors from relative performance.

    From a geographic perspective, Fund holdings in Turkmenistan, Mexico and Poland were the largest contributors to relative performance versus the MSCI Emerging Markets Index. In contrast, overweight exposure to the Brazilian and Chinese markets were the largest detractors from relative performance. Not having any exposure in India dragged on relative performance, as well. The Indian market is quite small and valuations were expensive; during the fiscal year, the market traded at much higher valuations than other markets around the globe.

    In Brazil, the economy fell into recession in the third quarter of 2015, largely due to a sharp drop in oil and commodity prices; the economy remained weak since then. Furthermore, Brazil’s sovereign debt was downgraded to junk status by Standard & Poor’s in the third quarter of 2015 due to political chaos and the weak economic backdrop. Brazil’s currency, the real, also fell due to the macroeconomic

Portfolio Composition
By sector	% of total net assets

Financials	33.1%
Information Technology	14.3
Consumer Staples	13.2
Consumer Discretionary	9.5
Telecommunications Services	8.0
Health Care	6.0
Materials	4.1
Energy	3.0
Utilities	2.2
Industrials	1.4
Money Market Funds Plus Other Assets Less Liabilities	5.2

Top 10 Equity Holdings*
% of total net assets

1.	Industrial & Commercial Bank of China Ltd.–Class H	4.0%
2.	Kasikornbank PCL	3.4
3.	BM&FBOVESPA S.A.	3.3
4.	Grupo Televisa S.A.B.–ADR	3.2
5.	Haci Omer Sabanci Holding A.S.	3.0
6.	Samsung Electronics Co., Ltd.	2.8
7.	Taiwan Semiconductor Manufacturing Co. Ltd.	2.7
8.	Fomento Economico Mexicano, S.A.B. de C.V.–ADR	2.7
9.	PT Telekomunikasi Indonesia Persero Tbk	2.5
10.	China Mobile Ltd.	2.5

Total Net Assets	$2.4 billion

Total Number of Holdings*	61

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2015.

4                         Invesco Developing Markets Fund

backdrop. The real depreciated over 20% in the third quarter of 2015 alone,1 and inflation in Brazil was higher than it’s been in the past decade.

    In China, monetary policy produced a low-quality rally early in the fiscal year, but the combination of a slowing Chinese economy, excessive margin financing and the fading impact of monetary policy easing contributed to a sharp sell-off in domestic Chinese equities – particularly in the restricted A-share market. The Chinese government eventually implemented measures to temper the sell-off including a freeze on initial public offerings and the launch of a stabilization fund backed by brokers, but most of the early market gains were wiped out. At the tail-end of the fiscal year, the devaluation of the renminbi spooked investors and caused Chinese markets to decline once again.

    Despite the current weakness in Brazil and China, the Fund remained overweight in these countries relative to its broad market/style-specific index. This is because we believe in the long-term strength and quality of the companies we own, which we believe offer attractive business models, balance sheets, management teams and valuations.

    From an individual securities perspective, Dragon Oil was the most significant contributor to the Fund’s relative performance versus the broad market/style-specific index. Dragon Oil is an oil, gas and mineral exploration and production company based in Turkmenistan. The company’s share price was positively impacted earlier in the calendar year when Emirate National Oil Company (not a Fund holding) agreed to acquire the company. NetEase, an Internet and video game company in China, also contributed to the Fund’s relative performance. South Korean technology giant Samsung Electronics was a significant contributor to relative performance, as well.

    In contrast, due to the economic recession in Brazil, many of the largest individual detractors from the Fund’s relative performance versus the MSCI Emerging Markets Index were based in Brazil. Banco Bradesco was largest detractor from the Fund’s relative results during the reporting period. This well-run Brazilian bank was impacted by a weak macroeconomic environment and a sharp depreciation in the Brazilian real. Banco Bradesco is conservatively managed and it has a strong competitive position with a well-managed loan book. BR Malls Participacoes, a mall operator in Brazil, was also a detractor from the Fund’s relative performance. Indonesia’s largest natural gas and distribution company,

Perusahaan Gas Negara, was a detractor during the reporting period, as well.

    As bottom-up investors, our primary focus is on finding high-quality growth companies that are trading at attractive valuations through a process we call earnings, quality and valuation (EQV). Macroeconomic and political movements are not our primary concern and do not drive our stock selection decisions.

    Over the reporting period, we continued to look for opportunities to improve the growth potential and quality of the Fund’s portfolio by adding companies based on our earnings, quality and valuation outlook for each company. As disconcerting as volatility may be, we believe it tends to create long-term opportunities for our shareholders. It’s rare to find a thriving business at a compelling valuation when everything is going right; those valuations typically occur when fear dominates the market. On a stock-by-stock basis, we saw the decline over the past fiscal year in broad global equities as a buying opportunity.

    As always, regardless of the macroeconomic environment, we remain focused on a bottom-up investment approach of identifying attractive companies that fit our EQV-focused investment process. We continue to look for high-quality growth companies that exhibit the following characteristics: strong organic revenue growth; high returns on capital; pricing power; strong balance sheets; cash generation; and reasonable valuations. In addition, we continue to favor companies that are able to consistently generate cash during weak economic environments. We believe that this balanced EQV-focused approach may help deliver attractive returns over the long term.

    We thank you for your continued investment in Invesco Developing Markets Fund.

1 Source: Bloomberg LP

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Shuxin (Steve) Cao Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Developing Markets Fund. He joined
Invesco in 1997. Mr. Cao earned a BA in English from the Tianjin Foreign Language Institute and an MBA from Texas A&M University. He is also a Certified Public Accountant.

Borge Endresen Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Developing Markets Fund. He joined
Invesco in 1999. Mr. Endresen earned a BS in finance from the University of Oregon and an MBA from The University of Texas at Austin.

Brent Bates Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Developing Markets Fund. He joined Invesco in
1996. Mr. Bates earned a BBA from Texas A&M University and is a Certified Public Accountant.

Mark Jason Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Developing Markets Fund. He joined Invesco in
2001. Mr. Jason earned a BS in finance and a BS in real estate from California State University, Northridge.

5                         Invesco Developing Markets Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/05

Past performance cannot guarantee comparable future results.

    During the reporting period, the Fund elected to use the MSCI Emerging Markets Index to represent its broad market/ style-specific benchmark rather than the MSCI EAFE Index because the MSCI Emerging Markets Index more closely reflects the performance of the types of securities in which the Fund invests.

Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare performance to both the old and new indexes.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

About indexes used in this report

■	The MSCI Emerging Markets IndexSM is an unmanaged index considered representative of stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
■	The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which with-holds applicable taxes for non-resident investors.
■	The Lipper Emerging Market Funds Index is an unmanaged index considered representative of emerging market funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those

NAVs may differ from the NAVs and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco Developing Markets Fund

Average Annual Total Returns
As of 10/31/15, including maximum applicable sales charges

Class A Shares
Inception (1/11/94)	4.25%
10 Years	5.92
5 Years	-4.32
1 Year	-25.52

Class B Shares
Inception (11/3/97)	5.28%
10 Years	5.89
5 Years	-4.32
1 Year	-25.60

Class C Shares
Inception (3/1/99)	8.42%
10 Years	5.73
5 Years	-3.95
1 Year	-22.53

Class Y Shares
10 Years	6.71%
5 Years	-2.99
1 Year	-21.00

Class R5 Shares
Inception (10/25/05)	7.09%
10 Years	6.98
5 Years	-2.85
1 Year	-20.89

Class R6 Shares
10 Years	6.66%
5 Years	-2.97
1 Year	-20.84

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R5 shares incepted on October 25, 2005. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal

Average Annual Total Returns
As of 9/30/15, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (1/11/94)	3.86%
10 Years	4.33
5 Years	-5.37
1 Year	-30.66

Class B Shares
Inception (11/3/97)	4.80%
10 Years	4.30
5 Years	-5.38
1 Year	-30.73

Class C Shares
Inception (3/1/99)	7.92%
10 Years	4.15
5 Years	-5.01
1 Year	-27.88

Class Y Shares
10 Years	5.11%
5 Years	-4.06
1 Year	-26.44

Class R5 Shares
10 Years	5.38%
5 Years	-3.91
1 Year	-26.31

Class R6 Shares
10 Years	5.07%
5 Years	-4.05
1 Year	-26.30

value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares was 1.41%, 2.16%, 2.16%, 1.16%, 1.01% and 0.99%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares was 1.43%, 2.18%, 2.18%, 1.18%, 1.03% and 1.01%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on

Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2017. See current prospectus for more information.

7                         Invesco Developing Markets Fund

Invesco Developing Markets Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of October 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing

in the Fund

■	Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Geographic focus risk. From time to time the Fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If the Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.
■	Growth investing risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Preferred securities risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.
■	Small-and mid-capitalization risks. Stocks of small-and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small-and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco Developing Markets Fund

Schedule of Investments

October 31, 2015

	Shares	Value
Common Stocks & Other Equity Interests–94.82%
Brazil–15.71%
Arcos Dorados Holdings, Inc.–Class A	5,024,709	$15,476,104
Banco Bradesco S.A.–ADR	6,438,439	35,025,108
BM&FBOVESPA S.A.	26,972,120	79,770,188
BR Malls Participacoes S.A.	9,696,600	28,174,628
BRF S.A.	1,277,040	19,911,302
CETIP S.A.–Mercados Organizados	6,683,986	59,130,369
Cielo S.A.	4,950,056	47,014,359
Diagnosticos da America S.A.	3,877,300	9,042,943
Duratex S.A.	12,013,544	19,946,734
Fleury S.A.(a)	8,702,000	37,001,448
Totvs S.A.	2,764,600	24,507,441
Wilson Sons Ltd.–BDR	962,600	8,241,011
		383,241,635

China–20.78%
Baidu, Inc.–ADR(b)	275,889	51,720,911
Belle International Holdings Ltd.	38,056,000	37,021,939
China Mobile Ltd.	5,075,500	60,378,832
CNOOC Ltd.	17,186,000	19,546,901
Golden Eagle Retail Group Ltd.	16,533,000	21,267,258
Industrial & Commercial Bank of China Ltd.–Class H	152,644,000	96,861,392
Kweichow Moutai Co., Ltd.–Class A	1,151,061	38,850,290
Lee & Man Paper Manufacturing Ltd.	80,495,000	50,059,386
NetEase, Inc.–ADR	382,337	55,259,167
Stella International Holdings Ltd.	11,189,000	27,616,559
Want Want China Holdings Ltd.	58,470,000	48,539,402
		507,122,037

Egypt–0.28%
Egyptian Financial Group-Hermes Holding Co.(b)	6,185,376	6,936,957

France–1.10%
Bollore S.A.	5,436,306	26,914,332

Hong Kong–3.17%
Galaxy Entertainment Group Ltd.	6,518,000	22,179,275
WH Group Ltd.(b)(c)	99,909,000	55,110,560
		77,289,835

Hungary–2.30%
Richter Gedeon Nyrt	3,354,462	55,998,736

Indonesia–5.35%
PT Bank Central Asia Tbk	24,641,600	23,138,906
PT Bank Mandiri Persero Tbk	43,158,100	27,298,581
PT Perusahaan Gas Negara Persero Tbk	88,499,600	19,273,168
PT Telekomunikasi Indonesia Persero Tbk	307,341,700	60,811,577
		130,522,232

	Shares	Value
Israel–3.01%
Israel Chemicals Ltd.	5,210,384	$28,827,641
Teva Pharmaceutical Industries Ltd.–ADR	755,127	44,695,967
		73,523,608

Malaysia–1.93%
Public Bank Berhad	11,209,800	47,057,055

Mexico–7.99%
America Movil S.A.B. de C.V.–Series L–ADR	1,145,257	20,397,027
Fomento Economico Mexicano, S.A.B. de C.V.–ADR	666,070	66,000,876
Grupo Televisa S.A.B.–ADR	2,663,649	77,618,703
Kimberly-Clark de Mexico, S.A.B. de C.V.–Class A	12,925,370	30,926,879
		194,943,485

Nigeria–1.60%
Zenith Bank PLC	440,176,509	38,922,360

Peru–2.37%
Credicorp Ltd.	510,856	57,818,682

Philippines–4.76%
Energy Development Corp.	246,329,900	34,752,488
Philippine Long Distance Telephone Co.	872,360	41,120,276
SM Prime Holdings Inc.	87,603,800	40,221,675
		116,094,439

Poland–0.94%
Eurocash S.A.	1,695,093	22,860,662

Russia–6.41%
Gazprom PAO–ADR	3,731,713	15,710,512
Mobile TeleSystems PJSC–ADR	1,836,494	12,910,553
Sberbank PAO(b)	37,218,144	52,768,666
Sberbank PAO–Preference Shares(b)	35,854,175	38,458,801
Yandex N.V.–Class A(b)	2,272,126	36,581,229
		156,429,761

South Africa–0.54%
Sasol Ltd.	413,584	13,169,207

South Korea–4.02%
Hyundai Department Store Co., Ltd.	269,109	29,480,124
Samsung Electronics Co., Ltd.	57,290	68,598,048
		98,078,172

Taiwan–2.72%
Taiwan Semiconductor Manufacturing Co. Ltd.	15,781,000	66,430,345

Thailand–4.17%
Kasikornbank PCL	16,970,800	82,128,293

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Developing Markets Fund

	Shares	Value
Thailand–(continued)
Siam Commercial Bank PCL (The)	5,282,100	$19,708,168
		101,836,461

Turkey–5.67%
Anadolu Efes Biracilik ve Malt Sanayii A.S.	3,642,001	28,730,286
Eczacibasi Ilac Sanayi ve Ticaret A.S.	12,359,196	10,300,743
Haci Omer Sabanci Holding A.S.	23,428,223	74,286,146
Tupras-Turkiye Petrol Rafinerileri A.S.(b)	950,357	25,098,604
		138,415,779
Total Common Stocks & Other Equity Interests (Cost $2,568,016,438)		2,313,605,780

	Shares	Value
Money Market Funds–4.91%
Liquid Assets Portfolio–Institutional Class, 0.16%(d)	59,968,737	$59,968,737
Premier Portfolio–Institutional Class, 0.12%(d)	59,968,738	59,968,738
Total Money Market Funds (Cost $119,937,475)		119,937,475
TOTAL INVESTMENTS–99.73% (Cost $2,687,953,913)		2,433,543,255
OTHER ASSETS LESS LIABILITIES–0.27%		6,537,080
NET ASSETS–100.00%		$2,440,080,335

Investment Abbreviations:

ADR	– American Depositary Receipt
BDR	– Brazilian Depositary Receipt

Notes to Schedule of Investments:

(a)	Affiliated company during the period. The Investment Company Act of 1940 defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The value of this security as of October 31, 2015 represented 1.52% of the Fund’s Net Assets. See Note 4.
(b)	Non-income producing security.
(c)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2015 represented 2.26% of the Fund’s Net Assets.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Developing Markets Fund

Statement of Assets and Liabilities

October 31, 2015

Assets:
Investments, at value (Cost $2,491,337,811)	$2,276,604,332
Investments in affiliates, at value (Cost $196,616,102)	156,938,923
Total investments, at value (Cost $2,687,953,913)	2,433,543,255
Foreign currencies, at value (Cost $1,052,675)	900,149
Receivable for:
Investments sold	15,183,943
Fund shares sold	6,427,922
Dividends	1,191,769
Investment for trustee deferred compensation and retirement plans	318,740
Other assets	64,202
Total assets	2,457,629,980

Liabilities:
Payable for:
Fund shares reacquired	8,094,383
Accrued foreign taxes	7,271,552
Accrued fees to affiliates	1,272,845
Accrued trustees’ and officers’ fees and benefits	4,169
Accrued other operating expenses	538,971
Trustee deferred compensation and retirement plans	367,725
Total liabilities	17,549,645
Net assets applicable to shares outstanding	$2,440,080,335

Net assets consist of:
Shares of beneficial interest	$2,824,778,757
Undistributed net investment income	26,487,068
Undistributed net realized gain (loss)	(156,457,736)
Net unrealized appreciation (depreciation)	(254,727,754)
$2,440,080,335

Net Assets:
Class A	$795,041,725
Class B	$12,710,429
Class C	$82,394,732
Class Y	$1,016,382,019
Class R5	$352,778,510
Class R6	$180,772,920

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	30,762,575
Class B	507,101
Class C	3,291,286
Class Y	39,211,951
Class R5	13,620,934
Class R6	6,980,628
Class A:
Net asset value per share	$25.84
Maximum offering price per share
(Net asset value of $25.84 ÷ 94.50%)	$27.34
Class B:
Net asset value and offering price per share	$25.06
Class C:
Net asset value and offering price per share	$25.03
Class Y:
Net asset value and offering price per share	$25.92
Class R5:
Net asset value and offering price per share	$25.90
Class R6:
Net asset value and offering price per share	$25.90

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Developing Markets Fund

Statement of Operations

For the year ended October 31, 2015

Investment income:
Dividends (net of foreign withholding taxes of $7,506,195)	$72,637,001
Dividends from affiliates	2,545,123
Total investment income	75,182,124

Expenses:
Advisory fees	27,306,844
Administrative services fees	569,291
Custodian fees	2,771,873
Distribution fees:
Class A	2,440,020
Class B	198,372
Class C	1,083,918
Transfer agent fees — A, B, C and Y	4,599,547
Transfer agent fees — R5	197,676
Transfer agent fees — R6	7,068
Trustees’ and officers’ fees and benefits	69,666
Other	752,664
Total expenses	39,996,939
Less: Fees waived and expense offset arrangement(s)	(316,525)
Net expenses	39,680,414
Net investment income	35,501,710

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $1,605,181)	(84,413,670)
Foreign currencies	(6,908,555)
(91,322,225)
Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes on holdings of $8,776,170)	(689,734,981)
Foreign currencies	512,802
(689,222,179)
Net realized and unrealized gain (loss)	(780,544,404)
Net increase (decrease) in net assets resulting from operations	$(745,042,694)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Developing Markets Fund

Statement of Changes in Net Assets

For the years ended October 31, 2015 and 2014

	2015	2014
Operations:
Net investment income	$35,501,710	$46,413,399
Net realized gain (loss)	(91,322,225)	82,011,550
Change in net unrealized appreciation (depreciation)	(689,222,179)	(152,864,896)
Net increase (decrease) in net assets resulting from operations	(745,042,694)	(24,439,947)

Distributions to shareholders from net investment income:
Class A	(11,257,345)	(12,047,271)
Class B	(46,124)	(2,825)
Class C	(226,637)	(10,919)
Class Y	(20,165,279)	(12,316,478)
Class R5	(9,883,834)	(7,997,307)
Class R6	(2,640,173)	(1,920,886)
Total distributions from net investment income	(44,219,392)	(34,295,686)

Distributions to shareholders from net realized gains:
Class A	(18,963,500)	(4,079,975)
Class B	(466,766)	(122,369)
Class C	(2,293,467)	(472,989)
Class Y	(26,008,645)	(3,205,244)
Class R5	(11,459,346)	(1,883,230)
Class R6	(3,014,719)	(437,629)
Total distributions from net realized gains	(62,206,443)	(10,201,436)

Share transactions–net:
Class A	(191,882,572)	(216,412,571)
Class B	(10,229,125)	(14,987,379)
Class C	(26,078,129)	(26,665,246)
Class Y	(72,994,311)	312,954,650
Class R5	(200,072,110)	30,137,043
Class R6	46,374,190	27,066,204
Net increase (decrease) in net assets resulting from share transactions	(454,882,057)	112,092,701
Net increase (decrease) in net assets	(1,306,350,586)	43,155,632

Net assets:
Beginning of year	3,746,430,921	3,703,275,289
End of year (includes undistributed net investment income of $26,487,068 and $43,759,663, respectively)	$2,440,080,335	$3,746,430,921

Notes to Financial Statements

October 31, 2015

NOTE 1—Significant Accounting Policies

Invesco Developing Markets Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be

13                         Invesco Developing Markets Fund

able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

14                         Invesco Developing Markets Fund

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the

15                         Invesco Developing Markets Fund

contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.91%
Next $500 million	0.885%
Next $1.5 billion	0.86%
Next $2.5 billion	0.835%
Next $2.5 billion	0.81%
Next $2.5 billion	0.785%
Over $10 billion	0.76%

For the year ended October 31, 2015, the effective advisory fees incurred by the Fund was 0.87%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2016, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waivers and/or reimbursements (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 3.00%, 2.00%, 2.00% and 2.00% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2015, the Adviser waived advisory fees of $312,001.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2015, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2015, IDI advised the Fund that IDI retained $25,668 in front-end sales commissions from the sale of Class A shares and $2,459, $12,406 and $3,386 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

16                         Invesco Developing Markets Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended October 31, 2015, there were transfers from Level 1 to Level 2 of $323,038,199 and from Level 2 to Level 1 of $143,904,146, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Brazil	$383,241,635	$—	$—	$383,241,635
China	165,269,275	341,852,762	—	507,122,037
Egypt	6,936,957	—	—	6,936,957
France	26,914,332	—	—	26,914,332
Hong Kong	—	77,289,835	—	77,289,835
Hungary	55,998,736	—	—	55,998,736
Indonesia	—	130,522,232	—	130,522,232
Israel	73,523,608	—	—	73,523,608
Malaysia	—	47,057,055	—	47,057,055
Mexico	194,943,485	—	—	194,943,485
Nigeria	38,922,360	—	—	38,922,360
Peru	57,818,682	—	—	57,818,682
Philippines	—	116,094,439	—	116,094,439
Poland	—	22,860,662	—	22,860,662
Russia	65,202,294	91,227,467	—	156,429,761
South Africa	—	13,169,207	—	13,169,207
South Korea	—	98,078,172	—	98,078,172
Taiwan	—	66,430,345	—	66,430,345
Thailand	82,128,293	19,708,168	—	101,836,461
Turkey	64,129,633	74,286,146	—	138,415,779
United States	119,937,475	—	—	119,937,475
Total Investments	$1,334,966,765	$1,098,576,490	$—	$2,433,543,255

NOTE 4—Investments in Other Affiliates

The 1940 Act defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the year ended October 31, 2015.

	Value 10/31/14	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 10/31/15	Dividend Income
Fleury S.A.	$57,697,280	$—	$—	$(20,695,832)	$—	$37,001,448	$2,415,212

17                         Invesco Developing Markets Fund

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2015, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,524.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2015 and 2014:

	2015	2014
Ordinary income	$44,260,569	$34,295,686
Long-term capital gain	62,165,266	10,201,436
Total distributions	$106,425,835	$44,497,122

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$26,857,845
Net unrealized appreciation (depreciation) — investments	(258,714,437)
Net unrealized appreciation (depreciation) — other investments	(317,096)
Temporary book/tax differences	(370,777)
Capital loss carryforward	(152,153,957)
Shares of beneficial interest	2,824,778,757
Total net assets	$2,440,080,335

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
October 31, 2017	$69,160,296	$—	$69,160,296
No expiration	17,215,587	65,778,074	82,993,661
	$86,375,883	$65,778,074	$152,153,957

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

18                         Invesco Developing Markets Fund

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2015 was $259,358,834 and $525,613,012, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$367,547,057
Aggregate unrealized (depreciation) of investment securities	(626,261,494)
Net unrealized appreciation (depreciation) of investment securities	$(258,714,437)

Cost of investments for tax purposes is $2,692,257,692.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and foreign capital gain taxes, on October 31, 2015, undistributed net investment income was decreased by $8,554,913 and undistributed net realized gain (loss) was increased by $8,554,913. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended October 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Class A	5,164,688	$150,282,799	8,257,632	$273,541,592
Class B	5,133	146,970	10,861	347,856
Class C	125,838	3,571,339	226,474	7,313,496
Class Y	22,922,032	689,193,614	22,344,096	748,475,518
Class R5	4,254,113	125,236,418	5,637,496	186,296,539
Class R6	2,249,248	63,230,870	1,385,050	46,296,571

Issued as reinvestment of dividends:
Class A	895,102	26,763,551	486,238	15,549,891
Class B	15,823	462,034	3,822	119,198
Class C	78,547	2,290,442	13,377	416,707
Class Y	935,688	28,005,135	424,903	13,609,646
Class R5	510,501	15,243,554	218,548	6,984,793
Class R6	189,444	5,654,891	73,819	2,358,515

Automatic conversion of Class B shares to Class A shares:
Class A	209,759	6,203,277	236,223	7,818,467
Class B	(215,577)	(6,203,277)	(243,026)	(7,818,467)

Reacquired:
Class A	(12,551,420)	(375,132,199)	(15,350,377)	(513,322,521)
Class B	(163,634)	(4,634,852)	(239,213)	(7,635,966)
Class C	(1,131,871)	(31,939,910)	(1,079,625)	(34,395,449)
Class Y	(27,825,234)	(790,193,060)	(13,596,039)	(449,130,514)
Class R5	(11,400,501)	(340,552,082)	(4,914,751)	(163,144,289)
Class R6	(757,305)	(22,511,571)	(631,854)	(21,588,882)
Net increase (decrease) in share activity	(16,489,626)	$(454,882,057)	3,263,654	$112,092,701

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 46% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 6% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco.

19                         Invesco Developing Markets Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)(b)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 10/31/15	$33.77	$0.28	$(7.32)	$(7.04)	$(0.33)	$(0.56)	$(0.89)	$25.84	(21.20)%	$795,042	1.43	%(e)	1.44	%(e)	0.96	%(e)	9%
Year ended 10/31/14	34.42	0.38	(0.65)	(0.27)	(0.28)	(0.10)	(0.38)	33.77	(0.73)	1,251,018	1.39		1.41		1.13		13
Year ended 10/31/13	32.70	0.30	1.66	1.96	(0.24)	—	(0.24)	34.42	6.03	1,494,412	1.38		1.40		0.89		14
Year ended 10/31/12	30.38	0.29	2.86	3.15	(0.23)	(0.60)	(0.83)	32.70	10.72	1,371,476	1.44		1.45		0.93		19
Year ended 10/31/11	33.15	0.36	(2.87)	(2.51)	(0.23)	(0.03)	(0.26)	30.38	(7.62)	1,388,008	1.45		1.47		1.11		17
Class B
Year ended 10/31/15	32.72	0.06	(7.11)	(7.05)	(0.05)	(0.56)	(0.61)	25.06	(21.80)	12,710	2.18	(e)	2.19	(e)	0.21	(e)	9
Year ended 10/31/14	33.31	0.12	(0.61)	(0.49)	(0.00)	(0.10)	(0.10)	32.72	(1.46)	28,314	2.14		2.16		0.38		13
Year ended 10/31/13	31.66	0.04	1.61	1.65	—	—	—	33.31	5.21	44,403	2.13		2.15		0.14		14
Year ended 10/31/12	29.42	0.06	2.78	2.84	—	(0.60)	(0.60)	31.66	9.89	59,539	2.19		2.20		0.18		19
Year ended 10/31/11	32.16	0.11	(2.78)	(2.67)	(0.04)	(0.03)	(0.07)	29.42	(8.30)	71,066	2.20		2.22		0.36		17
Class C
Year ended 10/31/15	32.68	0.06	(7.10)	(7.04)	(0.05)	(0.56)	(0.61)	25.03	(21.80)	82,395	2.18	(e)	2.19	(e)	0.21	(e)	9
Year ended 10/31/14	33.27	0.12	(0.61)	(0.49)	(0.00)	(0.10)	(0.10)	32.68	(1.47)	137,867	2.14		2.16		0.38		13
Year ended 10/31/13	31.62	0.04	1.61	1.65	—	—	—	33.27	5.22	168,313	2.13		2.15		0.14		14
Year ended 10/31/12	29.38	0.06	2.78	2.84	—	(0.60)	(0.60)	31.62	9.90	189,142	2.19		2.20		0.18		19
Year ended 10/31/11	32.12	0.11	(2.78)	(2.67)	(0.04)	(0.03)	(0.07)	29.38	(8.31)	213,879	2.20		2.22		0.36		17
Class Y
Year ended 10/31/15	33.90	0.36	(7.35)	(6.99)	(0.43)	(0.56)	(0.99)	25.92	(21.00)	1,016,382	1.18	(e)	1.19	(e)	1.21	(e)	9
Year ended 10/31/14	34.55	0.46	(0.64)	(0.18)	(0.37)	(0.10)	(0.47)	33.90	(0.47)	1,463,586	1.14		1.16		1.38		13
Year ended 10/31/13	32.83	0.38	1.66	2.04	(0.32)	—	(0.32)	34.55	6.27	1,175,003	1.13		1.15		1.14		14
Year ended 10/31/12	30.50	0.37	2.87	3.24	(0.31)	(0.60)	(0.91)	32.83	11.01	729,007	1.19		1.20		1.18		19
Year ended 10/31/11	33.26	0.44	(2.88)	(2.44)	(0.29)	(0.03)	(0.32)	30.50	(7.39)	364,320	1.20		1.22		1.36		17
Class R5
Year ended 10/31/15	33.87	0.40	(7.33)	(6.93)	(0.48)	(0.56)	(1.04)	25.90	(20.87)	352,779	1.03	(e)	1.04	(e)	1.36	(e)	9
Year ended 10/31/14	34.52	0.51	(0.66)	(0.15)	(0.40)	(0.10)	(0.50)	33.87	(0.35)	686,180	0.99		1.01		1.53		13
Year ended 10/31/13	32.80	0.42	1.67	2.09	(0.37)	—	(0.37)	34.52	6.43	666,769	1.01		1.03		1.26		14
Year ended 10/31/12	30.48	0.42	2.86	3.28	(0.36)	(0.60)	(0.96)	32.80	11.19	513,884	1.03		1.04		1.34		19
Year ended 10/31/11	33.22	0.49	(2.87)	(2.38)	(0.33)	(0.03)	(0.36)	30.48	(7.24)	472,161	1.02		1.04		1.54		17
Class R6
Year ended 10/31/15	33.87	0.41	(7.33)	(6.92)	(0.49)	(0.56)	(1.05)	25.90	(20.84)	180,773	1.00	(e)	1.01	(e)	1.39	(e)	9
Year ended 10/31/14	34.52	0.52	(0.65)	(0.13)	(0.42)	(0.10)	(0.52)	33.87	(0.31)	179,467	0.97		0.99		1.55		13
Year ended 10/31/13	32.81	0.44	1.66	2.10	(0.39)	—	(0.39)	34.52	6.46	154,375	0.97		0.99		1.30		14
Year ended 10/31/12(f)	32.73	0.05	0.03	0.08	—	—	—	32.81	0.24	122,749	0.96	(g)	0.98	(g)	1.41	(g)	19

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest for Class A, Class B, Class C, Class Y and Class R5 shares, which were less than $0.005 per share for the fiscal years ended October 31, 2012 and prior.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended October 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $179,562,130 and sold of $23,686,059 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen Emerging Markets Fund into the Fund.
(e)	Ratios are based on average daily net assets (000’s omitted) of $976,008, $19,837, $108,392, $1,338,805, $525,309 and $174,684 for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of September 24, 2012.
(g)	Annualized.

20                         Invesco Developing Markets Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Developing Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Developing Markets Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 23, 2015

Houston, Texas

21                         Invesco Developing Markets Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2015 through October 31, 2015.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/15)	Expenses Paid During Period[2]
A	$1,000.00	$832.00	$6.60	$1,018.00	$7.27	1.43%
B	1,000.00	828.80	10.05	1,014.22	11.07	2.18
C	1,000.00	828.90	10.05	1,014.22	11.07	2.18
Y	1,000.00	832.90	5.45	1,019.26	6.01	1.18
R5	1,000.00	833.30	4.76	1,020.01	5.24	1.03
R6	1,000.00	833.90	4.62	1,020.16	5.09	1.00

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2015 through October 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22                         Invesco Developing Markets Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Developing Markets Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 9-10, 2015, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2015.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the performance and investment management services provided by Invesco Advisers and the Affiliated Sub-Advisers to a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Board also receives a report and this independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 10, 2015, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Emerging Markets Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one and three year periods and the second quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the

23                         Invesco Developing Markets Fund

performance of the Index for the one and three year periods and above the performance of the Index for the five year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees, but that Lipper does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that the Fund’s rate was below the rate of one such mutual fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although

Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

24                         Invesco Developing Markets Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2015:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$62,165,266
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25                         Invesco Developing Markets Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			145	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc..

			145	None
[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Developing Markets Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	145	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	145	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Chairman, Board of Governors, Western Golf Association	145	Chairman of the Board of Trustees, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			145	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			145	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	145	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	145	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	145	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	145	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	145	None

T-2                         Invesco Developing Markets Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	145	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Developing Markets Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company.

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Developing Markets Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	DVM-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2015

Invesco Emerging Market Local Currency Debt Fund
Nasdaq:
A: IAEMX ■ B: IBEMX ■ C: ICEMX ■ R: IREMX ■ Y: IYEMX ■ R5: IIEMX ■ R6: IFEMX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period. I hope you find this report of interest.

The US economy expanded and unemployment declined throughout the reporting period. Continuing low energy prices benefited consumers, but a strong US dollar crimped corporate profits. The US Federal Reserve signaled that it was increasingly likely to raise interest rates, based on generally positive economic data, but uncertainty remained about when it might act. Overseas, the story was much different. Low energy prices hurt the economies of some oil-producing nations, such as Brazil and Russia. During the reporting period, the European

Central Bank as well as central banks in China and Japan – among other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness.

Investor uncertainty, such as we saw for much of the reporting period – and market volatility, such as we saw at the end of the reporting period – are unfortunate facts of life when it comes to investing. Some investors use these things as excuses to delay saving and investing for their long-term financial goals. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Emerging Market Local Currency Debt Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Emerging Market Local Currency Debt Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2015, Class A shares of Invesco Emerging Market Local Currency Debt Fund (the Fund), at net asset value (NAV), outper-formed the JP Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index, the Fund’s broad market/style-specific index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/14 to 10/31/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-16.20%
Class B Shares	-16.72
Class C Shares	-16.82
Class R Shares	-16.43
Class Y Shares	-15.99
Class R5 Shares	-15.89
Class R6 Shares	-15.89
JP Morgan Government Bond Index–Emerging Markets (GBI-EM) Global Diversified Index▼ (Broad Market/Style-Specific Index)	-17.42
Lipper Emerging Markets Debt Funds Index■ (Peer Group Index)	-5.26

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

During the fiscal year ended October 31, 2015, emerging market local currency bonds continued to exhibit volatility. Local currency bond carry was more than offset by depreciation of bond prices and emerging market currencies versus the US dollar. Heading into the fiscal year, the emerging market local debt asset class, as measured by the Fund’s broad market/style-specific index, was yielding 6.41%,1 and for the fiscal year, it returned 3.94%1 in local currency terms. However, emerging market currencies depreciated substantially leading to a -17.42%1 fiscal year return for the Fund’s broad market/style-specific index in US dollar terms.

Emerging market local-currency bonds spent the majority of the fiscal year under pressure from a number of forces including dollar strength, slower global growth, falling commodity prices and a rebalancing China. Returns for the asset class were negative for nine months of the fiscal year, in large part due to the currency component of performance. Over the prior decade, emerging market currencies had broadly strengthened versus the US dollar. Currency appreciation was driven by higher growth rates in emerging markets as well as low interest rates in the US following the financial crisis. As a result, emerging market local currency debt had outperformed emerging market hard currency sovereign and corporate debt over the past decade.

However, emerging markets gradually became less competitive because of their higher real exchange rates, coupled with declining productivity and increased domestic debt. Many emerging markets developed macroeconomic imbalances as a result. Currency depreciation often serves as the escape valve for making necessary adjustments to rebalance the economy and restore economic health in emerging markets. This theme played out in large part during the fiscal year as currencies sold off significantly versus the US dollar. While the impact on returns for US dollar-based investors was clearly negative, improved currency valuations led to tighter domestic financial conditions, which in turn may reduce domestic demand and help restore macro balance for these economies.

  For the reporting period, the primary contributors to the Fund’s performance versus its broad market/style-specific index were its off-index position in US dollars, its off-index position in India, and security selection in Brazil. Underweight positions in Nigera and Turkey versus the Fund’s broad market/style-specific index, and security selection in Russia and South Africa were the largest detractors from Fund performance.

  As of the end of the reporting period, we were at a seeming inflection point in markets. There were initial signs of upward growth momentum for the global economy, as reflected in higher Purchasing Managers Index. Market technicals were at the same time favorable. This mix could be potentially powerful for risk markets going into year-end 2015. However at the close of the reporting period, financial conditions in many countries remained strained and we did not see confirmation of a change in trend in some markets. We therefore await confirmation of these signals before turning more directionally bullish. We continue to believe the emerging markets external adjustment – via currency depreciation – is relatively mature, whereas the

Portfolio Composition
By industry	% of total net assets

Sovereign Debt	63.0%
Diversified Banks	18.3
Wireless Telecommunication Services	3.6
Diversified Capital Markets	2.7
Investment Banking & Brokerage	2.6
Diversified REITs	2.4
Independent Power Producers & Energy Traders	1.5
Multi-Sector Holdings	1.4
Electric Utilities	0.8
Integrated Oil & Gas	0.4
Money Market Funds Plus Other Assets Less Liabilities	3.3

Top 10 Debt Issuers*
% of total net assets

1.	Standard Chartered Bank	10.4%
2.	Turkey Government Bond	9.5
3.	Malaysia Government Bond	7.1
4.	Poland Government Bond	7.0
5.	Mexican Bonos	6.9
6.	South Africa Government Bond	5.9
7.	Russian Federal Bond–OFZ	4.5
8.	Thailand Government Bond	4.4
9.	Hungary Government Bond	3.8
10.	America Movil S.A.B. de C.V.	3.6

Total Net Assets	$46.0 million

Total Number of Holdings*	62

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2015.

4                         Invesco Emerging Market Local Currency Debt Fund

domestic adjustment – via impairment in the credit channel – is relatively nascent.

At the close of the reporting period, for local currency bonds, differentiation within the universe remained a critical consideration. We continue to favor countries with stronger credit profiles and where there is considerable risk premia and scope for further monetary policy easing. In emerging markets currencies, economic rebalancing via currency markets reached an inflection point. The significant emerging market currency depreciation that has occurred since 2011 made emerging market countries more externally competitive, and as a result, trade balances are starting to improve. This may act to stabilize emerging market currencies. However, the prospect of further capital outflows prevents us from becoming more constructive on emerging market currencies at this time. Therefore, volatility in emerging market currencies may likely persist for the time being. But as domestic economic rebalancing in emerging market countries may take place, we expect emerging market currencies may begin to stabilize. We believe this may occur as soon as the latter half of 2016.

Thank you for placing your trust in Invesco and for your investment in Invesco Emerging Market Local Currency Debt Fund.

1 Source: J.P. Morgan

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Avi Hooper Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Emerging Market Local Currency
Debt Fund. He joined Invesco in 2010. Mr. Hooper earned a BAS with a focus in accounting and finance from York University.

Jorge Ordonez Portfolio Manager, is manager of Invesco Emerging Market Local Currency Debt Fund. He joined Invesco in
2015. Mr. Ordonez earned a BA in economics from Haverford College and an MBA with a concentration in finance from the Tuck School of Business at Dartmouth.

Joseph Portera Portfolio Manager, is manager of Invesco Emerging Market Local Currency Debt Fund.
He joined Invesco in 2012. Mr. Portera earned BA and MA degrees in Soviet studies and an MA in international political economy and development from Fordham University.

Rashique Rahman Portfolio Manager, is manager of Invesco Emerging Market Local Currency Debt Fund.
Mr. Rahman is the Head of Emerging Markets for Invesco Fixed Income. He joined Invesco in 2014. Mr. Rahman earned a BA in economics and political science from the University of California, Los Angeles, and an MA in international affairs, as well as an MBA, from Columbia University.

5                         Invesco Emerging Market Local Currency Debt Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) Since Inception

Fund and index data from 6/16/10

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Emerging Market Local Currency Debt Fund

Average Annual Total Returns
As of 10/31/15, including maximum applicable sales charges

Class A Shares
Inception (6/16/10)	-1.67%
5 Years	-4.15
1 Year	-19.79

Class B Shares
Inception (6/16/10)	-1.75%
5 Years	-4.32
1 Year	-20.72

Class C Shares
Inception (6/16/10)	-1.62%
5 Years	-4.03
1 Year	-17.62

Class R Shares
Inception (6/16/10)	-1.15%
5 Years	-3.59
1 Year	-16.43

Class Y Shares
Inception (6/16/10)	-0.64%
5 Years	-3.08
1 Year	-15.99

Class R5 Shares
Inception (6/16/10)	-0.63%
5 Years	-3.06
1 Year	-15.89

Class R6 Shares
Inception	-0.74%
5 Years	-3.17
1 Year	-15.89

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.24%, 1.99%,

Average Annual Total Returns
As of 9/30/15, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (6/16/10)	-2.45%
5 Years	-4.64
1 Year	-22.17

Class B Shares
Inception (6/16/10)	-2.55%
5 Years	-4.84
1 Year	-23.26

Class C Shares
Inception (6/16/10)	-2.39%
5 Years	-4.53
1 Year	-20.14

Class R Shares
Inception (6/16/10)	-1.93%
5 Years	-4.07
1 Year	-18.99

Class Y Shares
Inception (6/16/10)	-1.41%
5 Years	-3.57
1 Year	-18.56

Class R5 Shares
Inception (6/16/10)	-1.41%
5 Years	-3.56
1 Year	-18.46

Class R6 Shares
Inception	-1.54%
5 Years	-3.69
1 Year	-18.58

1.99%, 1.49%, 0.99%, 0.99% and 0.99%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.84%, 2.59%, 2.59%, 2.09%, 1.59%, 1.31% and 1.30%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y,

Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2017. See current prospectus for more information.

7                         Invesco Emerging Market Local Currency Debt Fund

Invesco Emerging Market Local Currency Debt Fund’s investment objective is total return through growth of capital and current income.

■	Unless otherwise stated, information presented in this report is as of October 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing

in the Fund

■	Cash/cash equivalents risk. Holding cash or cash equivalents may negatively affect performance.
■	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will rise when the FRB and central banks raise these rates. This risk is heightened due to the FRB’s quantitative easing program and the “tapering” of other similar foreign central bank actions. This eventual increase in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
■	Credit linked notes risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. In the case of a credit linked note created with credit default swaps, the structure will be “funded” such that the par amount of the security will represent the maximum loss that could be incurred on the investment and no leverage is introduced. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security.
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Currency/exchange rate risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Foreign currency tax risk. If the U.S. Treasury Department were to exercise its authority to issue regulations that exclude from the definition of “qualifying income” foreign currency gains not directly related to the Fund’s business of investing in securities (which it has not done since such authority was granted to it in 1986, but has the right to do at any time), the Fund may be unable to qualify as a regulated investment company for one or more years. In this event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or other action.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco Emerging Market Local Currency Debt Fund

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Geographic focus risk. From time to time an underlying fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If an underlying fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. An underlying fund’s investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging market countries.
■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high- quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Non-diversification risk. The Fund is non-diversified and can invest a greater portion of its assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it was a diversified fund.
■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■	Sovereign debt risk. Investments in foreign sovereign debt obligations involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.

About indexes used in this report

■	The JP Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index is a comprehensive global local emerging markets index comprising liquid, fixed-rate domestic currency government bonds.
■	The Lipper Emerging Markets Debt Funds Index is an unmanaged index considered representative of emerging market debt funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9                         Invesco Emerging Market Local Currency Debt Fund

Schedule of Investments

October 31, 2015

	Principal Amount		Value
Non U.S. Dollar Denominated Bonds & Notes–76.52%(a)
Brazil–7.83%
Banco Safra S.A., Sr. Unsec. Notes, 10.25%, 08/08/16(b)	BRL	956,000	$238,095
REGS, Sr. Unsec. Euro Notes,
10.25%, 08/08/16(b)	BRL	680,000	169,356
Brazil Letras do Tesouro Nacional, Unsec. Bonds, 0.00%, 07/01/16(c)	BRL	4,600,000	1,088,224
Brazil Notas do Tesouro Nacional,
Series F, Unsec. Notes, 10.00%, 01/01/21	BRL	4,758,000	997,834
10.00%, 01/01/23	BRL	200,000	39,726
Itau Unibanco Holding S.A.,
Sr. Unsec. Notes, 10.50%, 11/23/15(b)	BRL	1,150,000	296,853
REGS, Sr. Unsec. Euro Notes, 10.50%, 11/23/15(b)	BRL	2,992,000	772,334
			3,602,422

Colombia–5.37%
Colombian Titulos De Tesoreria, Class B, Sr. Unsec. Bonds, 10.00%, 07/24/24	COP	478,200,000	187,982
Unsec. Bonds, 7.75%, 09/18/30	COP	3,800,000,000	1,247,067
Empresas Publicas de Medellin ESP,
Sr. Unsec. Notes, 8.38%, 02/01/21(b)	COP	1,000,000,000	345,923
REGS, Sr. Unsec. Euro Notes, 8.38%, 02/01/21(b)	COP	2,000,000,000	691,846
			2,472,818

Hungary–3.84%
Hungary Government Bond,
Series 20/B, Unsec. Bonds, 3.50%, 06/24/20	HUF	130,000,000	481,972
Series 24/B, Unsec. Bonds, 3.00%, 06/26/24	HUF	130,000,000	445,268
Series 25/B, Unsec. Bonds, 5.50%, 06/24/25	HUF	201,500,000	837,990
			1,765,230

Malaysia–7.14%
Malaysia Government Bond,
Series 0111, Sr. Unsec. Bonds, 4.16%, 07/15/21	MYR	5,100,000	1,195,794
Series 0112, Sr. Unsec. Bonds, 3.42%, 08/15/22	MYR	2,000,000	447,782
Series 0902, Sr. Unsec. Bonds, 4.38%, 11/29/19	MYR	6,900,000	1,643,346
			3,286,922

	Principal Amount		Value
Mexico–10.53%
America Movil S.A.B. de C.V., Sr. Unsec. Euro Notes, 7.13%, 12/9/24	MXN	27,500,000	$1,648,578
Mexican Bonos,
Series M, Sr. Unsec. Bonds, 7.75%, 11/13/42	MXN	30,500,000	2,076,592
Series M20, Sr. Unsec. Bonds, 10.00%, 12/05/24	MXN	14,451,100	1,121,838
			4,847,008

Peru–1.25%
Peruvian Government International Bond,
Sr. Unsec. Notes, 5.70%, 08/12/24(b)	PEN	300,000	84,617
8.20%, 08/12/26(b)	PEN	1,496,000	492,243
			576,860

Philippines–0.46%
Philippine Government International Bond, Sr. Unsec. Global Bonds, 3.90%, 11/26/22	PHP	10,000,000	211,531

Poland–6.98%
Poland Government Bond,
Series 0725, Unsec. Bonds, 3.25%, 07/25/25	PLN	4,400,000	1,196,554
Series 1020, Unsec. Bonds, 5.25%, 10/25/20	PLN	800,000	237,892
Series 1021, Unsec. Bonds, 5.75%, 10/25/21	PLN	1,015,000	313,633
Series 1023, Unsec. Bonds, 4.00%, 10/25/23	PLN	5,122,000	1,463,126
			3,211,205

Romania–2.07%
Romania Government Bond,
Series 10Y, Unsec. Bonds, 4.75%, 02/24/25	RON	1,800,000	495,192
Series 5Y, Unsec. Bonds, 5.90%, 07/26/17	RON	1,700,000	456,376
			951,568

Russia–4.46%
Russian Federal Bond — OFZ,
Series 5080, Unsec. Bonds, 7.40%, 04/19/17	RUB	11,500,000	174,162
Series 6206, Unsec. Bonds, 7.40%, 06/14/17	RUB	37,000,000	557,788
Series 6208, Unsec. Bonds, 7.50%, 02/27/19	RUB	40,000,000	585,371
Series 6212, Unsec. Bonds, 7.05%, 01/19/28	RUB	47,916,000	606,774
Series 6215, Unsec. Bonds, 7.00%, 08/16/23	RUB	9,615,000	128,487
			2,052,582

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Emerging Market Local Currency Debt Fund

	Principal Amount			Value
South Africa–5.90%
South Africa Government Bond, Series R214, Sr. Unsec. Bonds, 6.50%, 02/28/41	ZAR	50,000,000		$2,715,228

Supranational–4.20%
European Bank for Reconstruction & Development, Sr. Unsec. Medium-Term Euro Notes, 0.00%, 12/31/18(c)	ZAR	5,600,000		321,243
European Investment Bank, REGS, Sr. Unsec. Medium-Term Euro Notes, 7.20%, 07/9/19(b)	IDR	3,080,000,000		199,238
International Bank for Reconstruction & Development,
Sr. Unsec. Medium-Term Euro Notes, 7.00%, 06/07/23	ZAR	17,000,000		1,102,761
Series GDIF, Sr. Unsec. Medium-Term Euro Notes, 7.68%, 08/10/16	ZAR	4,250,000		307,054
				1,930,296

Thailand–4.36%
Thailand Government Bond,
Sr. Unsec. Bonds, 3.65%, 12/17/21	THB	43,600,000		1,307,152
3.88%, 06/13/19	THB	23,290,000		698,427
				2,005,579

Turkey–9.48%
Turkey Government Bond,
Unsec. Bonds, 7.10%, 03/08/23	TRY	2,030,000		606,090
8.00%, 03/12/25	TRY	1,010,000		314,369
8.20%, 11/16/16	TRY	4,850,000		1,636,850
8.50%, 07/10/19	TRY	499,989		165,057
8.80%, 09/27/23	TRY	1,079,000		352,870
9.00%, 07/24/24	TRY	1,250,000		411,364
Series 5Y, Unsec. Bonds, 6.30%, 02/14/18	TRY	1,637,811		522,419
Series CPI, Unsec. Bonds, 4.00%, 04/01/20	TRY	967,591	(d)	350,406
				4,359,425

United States–2.65%
Morgan Stanley, Series G, Sr. Unsec. Medium-Term Euro Notes, 8.44%, 12/28/15	MXN	20,000,000		1,217,531
Total Non U.S. Dollar Denominated Bonds & Notes (Cost $44,470,880)				35,206,205

U.S. Dollar Denominated Bonds & Notes–4.06%
Argentina–1.02%
Argentina Bonar Bonds, Series X, Sr. Unsec. Bonds, 7.00%, 04/17/17		$470,000		466,841

	Principal Amount		Value
Colombia–1.35%
SUAM Finance B.V., REGS, Sr. Unsec. Gtd. Euro Notes, 4.88%, 04/17/24(b)		$600,000	$619,500

Peru–1.26%
Peruvian Government International Bond, Sr. Unsec. Global Bonds, 4.13%, 08/25/27		574,000	580,636

Russia–0.43%
Gazprom OAO Via Gaz Capital S.A., Sr. Unsec. Notes, 4.30%, 11/12/15(b)		200,000	199,750
Total U.S. Dollar Denominated Bonds & Notes (Cost $1,835,307)			1,866,727

Credit-Linked Securities–16.01%
Barclays Bank PLC, Series FR52, Sr. Unsec. Medium-Term Euro Notes, 10.50%, 08/19/30 (Credit-Linked to Indonesia Government Bonds, 10.50%, 08/15/30) (Cost $1,572,496)	IDR	13,200,000,000	1,075,077
Deutsche Bank A.G., Sr. Unsec. Medium-Term Euro Notes, 8.38%, 03/17/34 (Credit-Linked to Indonesia Government Bonds, 8.38%, 03/15/34) (Cost $1,350,670)(b)	IDR	18,300,000,000	1,250,750
JP Morgan Chase Bank N.A., Unsec. Medium-Term Euro Notes, 8.25%, 06/17/32 (Credit-Linked to Indonesia Government Bonds, 8.25%, 06/15/32) (Cost $494,363)(b)	IDR	4,000,000,000	270,791
Standard Chartered Bank, Sr. Unsec. Medium-Term Euro Notes, 7.80%, 05/05/20 (Credit-Linked to India Government Bonds, 7.80%, 05/03/20) (Cost $539,040)	INR	33,600,000	517,944
Standard Chartered Bank, Sr. Unsec. Medium-Term Euro Notes, 8.12%, 12/14/20 (Credit-Linked to India Government Bonds, 8.12%, 12/10/20) (Cost $666,137)	INR	40,000,000	624,240
Standard Chartered Bank, Sr. Unsec. Medium-Term Euro Notes, 8.28%, 09/23/27 (Credit-Linked to India Government Bonds, 8.28%, 09/21/27) (Cost $929,244)	INR	58,000,000	918,130

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Emerging Market Local Currency Debt Fund

	Principal Amount		Value
Standard Chartered Bank, Sr. Unsec. Medium-Term Euro Notes, 8.38%, 03/17/34 (Credit-Linked to Indonesia Government Bonds, 8.38%, 03/15/34) (Cost $1,421,791)	IDR	16,304,000,000	$1,114,341
Standard Chartered Bank, Sr. Unsec. Medium-Term Euro Notes, 8.40%, 07/30/24 (Credit-Linked to India Government Bonds, 8.40%, 07/28/24) (Cost $1,646,306)(b)	INR	100,000,000	1,593,810
Total Credit-Linked Securities (Cost $8,620,047)			7,365,083

	Shares	Value
Money Market Funds–1.57%
Liquid Assets Portfolio–Institutional Class, 0.16%(e)	361,606	$361,606
Premier Portfolio–Institutional Class, 0.12%(e)	361,605	361,605
Total Money Market Funds (Cost $723,211)		723,211
TOTAL INVESTMENTS–98.16% (Cost $55,649,445)		45,161,226
OTHER ASSETS LESS LIABILITIES–1.84%		848,469
NET ASSETS–100.00%		$46,009,695

Investment Abbreviations:

BRL	– Brazilian Real
COP	– Colombian Peso
CPI.	– Consumer Price Index
Gtd.	– Guaranteed
HUF	– Hungary Forint
IDR	– Indonesian Rupiah
INR	– Indian Rupee
MXN	– Mexican Peso
MYR	– Malaysian Ringgit
PEN	– Peru Nuevo Sol
PHP	– Philippines Peso
PLN	– Poland Zloty
REGS	– Regulation S
RON	– Romanian Leu
RUB	– Russian Rouble
Sr.	– Senior
THB	– Thailand Baht
TRY	– New Turkish Lire
Unsec.	– Unsecured
ZAR	– South African Rand

Notes to Schedule of Investments:

(a)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2015 was $7,225,106, which represented 15.70% of the Fund’s Net Assets.
(c)	Zero coupon bond issued at a discount.
(d)	Principal amount of security and interest payments are adjusted for inflation. See Note 1J.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Emerging Market Local Currency Debt Fund

Statement of Assets and Liabilities

October 31, 2015

Assets:
Investments, at value (Cost $54,926,234)	$44,438,015
Investments in affiliated money market funds, at value and cost	723,211
Total investments, at value (Cost $55,649,445)	45,161,226
Foreign currencies, at value (Cost $3,219)	3,046
Receivable for:
Fund shares sold	963
Dividends and interest	860,628
Investment for trustee deferred compensation and retirement plans	23,305
Unrealized appreciation on forward foreign currency contracts outstanding	269,981
Other assets	23,684
Total assets	46,342,833

Liabilities:
Payable for:
Fund shares reacquired	19,600
Accrued foreign taxes	16,933
Accrued fees to affiliates	4,812
Accrued trustees’ and officers’ fees and benefits	1,667
Accrued other operating expenses	58,354
Trustee deferred compensation and retirement plans	24,306
Unrealized depreciation on forward foreign currency contracts outstanding	207,466
Total liabilities	333,138
Net assets applicable to shares outstanding	$46,009,695

Net assets consist of:
Shares of beneficial interest	$57,549,690
Undistributed net investment income	(261,153)
Undistributed net realized gain (loss)	(828,790)
Net unrealized appreciation (depreciation)	(10,450,052)
$46,009,695

Net Assets:
Class A	$6,281,813
Class B	$295,584
Class C	$1,385,252
Class R	$363,075
Class Y	$303,672
Class R5	$6,925
Class R6	$37,373,374

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	927,228
Class B	43,684
Class C	204,498
Class R	53,677
Class Y	44,835
Class R5	1,023
Class R6	5,522,787
Class A:
Net asset value per share	$6.77
Maximum offering price per share
(Net asset value of $6.77 ÷ 95.75%)	$7.07
Class B:
Net asset value and offering price per share	$6.77
Class C:
Net asset value and offering price per share	$6.77
Class R:
Net asset value and offering price per share	$6.76
Class Y:
Net asset value and offering price per share	$6.77
Class R5:
Net asset value and offering price per share	$6.77
Class R6:
Net asset value and offering price per share	$6.77

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Emerging Market Local Currency Debt Fund

Statement of Operations

For the year ended October 31, 2015

Investment income:
Interest (net of foreign withholding taxes of $1,239)	$3,313,863
Dividends from affiliated money market funds	1,124
Total investment income	3,314,987

Expenses:
Advisory fees	371,197
Administrative services fees	50,000
Custodian fees	41,181
Distribution fees:
Class A	18,700
Class B	3,382
Class C	16,531
Class R	2,065
Transfer agent fees — A, B, C, R and Y	33,112
Transfer agent fees — R5	3
Transfer agent fees — R6	132
Trustees’ and officers’ fees and benefits	19,699
Registration and filing fees	83,901
Professional services fees	53,099
Other	39,695
Total expenses	732,697
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(205,835)
Net expenses	526,862
Net investment income	2,788,125

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(4,924,576)
Foreign currencies	(428,646)
Forward foreign currency contracts	498,906
(4,854,316)
Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes on holdings of $3,827)	(6,705,700)
Foreign currencies	43,232
Forward foreign currency contracts	(11,892)
(6,674,360)
Net realized and unrealized gain (loss)	(11,528,676)
Net increase (decrease) in net assets resulting from operations	$(8,740,551)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Emerging Market Local Currency Debt Fund

Statement of Changes in Net Assets

For the years ended October 31, 2015 and 2014

	2015	2014
Operations:
Net investment income	$2,788,125	$2,928,911
Net realized gain (loss)	(4,854,316)	(3,886,953)
Change in net unrealized appreciation (depreciation)	(6,674,360)	(647,735)
Net increase (decrease) in net assets resulting from operations	(8,740,551)	(1,605,777)

Distributions to shareholders from net investment income:
Class A	—	(94,246)
Class B	—	(2,855)
Class C	—	(9,449)
Class R	—	(6,808)
Class Y	—	(717)
Class R5	—	(3,164)
Class R6	—	(241,187)
Total distributions from net investment income	—	(358,426)

Return of capital:
Class A	(368,524)	(337,513)
Class B	(14,244)	(12,582)
Class C	(68,983)	(80,754)
Class R	(19,363)	(16,593)
Class Y	(39,924)	(104,758)
Class R5	(2,106)	(6,694)
Class R6	(2,025,139)	(1,427,178)
Total return of capital	(2,538,283)	(1,986,072)

Share transactions–net:
Class A	(1,355,045)	(2,698,730)
Class B	26,014	(182,834)
Class C	(469,716)	(1,043,278)
Class R	(2,139)	(268,622)
Class Y	(2,338,926)	1,522,783
Class R5	(163,230)	(87,031)
Class R6	6,445,058	9,033,125
Net increase in net assets resulting from share transactions	2,142,016	6,275,413
Net increase (decrease) in net assets	(9,136,818)	2,325,138

Net assets:
Beginning of year	55,146,513	52,821,375
End of year (includes undistributed net investment income of $(261,153) and $(19,724), respectively)	$46,009,695	$55,146,513

Notes to Financial Statements

October 31, 2015

NOTE 1—Significant Accounting Policies

Invesco Emerging Market Local Currency Debt Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return through growth of capital and current income.

15                         Invesco Emerging Market Local Currency Debt Fund

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

16                         Invesco Emerging Market Local Currency Debt Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Structured Securities — The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Statement of Operations.
J.	Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.
K.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from

17                         Invesco Emerging Market Local Currency Debt Fund

changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.75%
Next $500 million	0.70%
Next $500 million	0.67%
Over $1.5 billion	0.65%

For the year ended October 31, 2015, the effective advisory fees incurred by the Fund was 0.75%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.24%, 1.99%, 1.99%, 1.49%, 0.99%, 0.99% and 0.99% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2017. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2015, the Adviser waived advisory fees of $172,588 and reimbursed class level expenses of $23,003, $1,040, $5,083, $1,270, $2,583, $3 and $132 of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund,

18                         Invesco Emerging Market Local Currency Debt Fund

subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2015, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2015, IDI advised the Fund that IDI retained $713 in front-end sales commissions from the sale of Class A shares and $475 and $99 from Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Money Market Funds	$723,211	$—	$—	$723,211
Credit-Linked Securities	—	7,365,083	—	7,365,083
Foreign Debt Securities	—	8,480,468	—	8,480,468
Foreign Sovereign Debt Securities	—	28,592,464	—	28,592,464
	$723,211	$44,438,015	$—	$45,161,226
Forward Foreign Currency Contracts*	—	62,515	—	62,515
Total Investments	$723,211	$44,500,530	$—	$45,223,741

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2015:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk:
Forward foreign currency contracts(a)	$269,981	$(207,466)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the captions Unrealized appreciation on forward foreign currency contracts outstanding and Unrealized depreciation on forward foreign currency contracts outstanding.

19                         Invesco Emerging Market Local Currency Debt Fund

Effect of Derivative Investments for the year ended October 31, 2015

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Forward Foreign Currency Contracts
Realized Gain:
Currency risk	$498,906
Change in Unrealized Appreciation (Depreciation):
Currency risk	(11,892)
Total	$487,014

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$10,156,783

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
11/04/15	Barclays Bank PLC	EUR	860,000	USD	951,127	$945,809	$5,318
11/04/15	Goldman Sachs International	USD	967,672	EUR	860,000	945,808	(21,864)
11/09/15	Goldman Sachs International	HUF	199,580,500	USD	705,544	706,282	(738)
11/09/15	Deutsche Bank Securities Inc.	USD	931,695	PLN	3,589,100	928,530	(3,165)
11/09/15	Goldman Sachs International	USD	700,000	HUF	199,580,500	706,282	6,282
11/09/15	Goldman Sachs International	PLN	3,589,100	USD	956,756	928,530	28,226
11/20/15	Deutsche Bank Securities Inc.	USD	488,201	ZAR	6,400,000	460,681	(27,520)
11/20/15	Deutsche Bank Securities Inc.	MXN	12,000,000	USD	717,424	725,235	(7,811)
11/20/15	Goldman Sachs International	USD	1,379,156	MXN	23,500,000	1,420,253	41,097
11/20/15	Goldman Sachs International	USD	1,339,549	PLN	5,000,000	1,293,079	(46,470)
11/20/15	Goldman Sachs International	USD	472,602	ZAR	6,300,000	453,483	(19,119)
12/02/15	Goldman Sachs International	BRL	920,000	USD	231,098	236,031	(4,933)
12/02/15	Goldman Sachs International	BRL	1,100,000	USD	277,708	282,211	(4,503)
12/02/15	Goldman Sachs International	USD	966,798	BRL	3,800,000	974,909	8,111
12/04/15	Goldman Sachs International	HUF	40,000,000	USD	141,343	141,473	(130)
12/04/15	Goldman Sachs International	PLN	1,700,000	USD	448,194	439,470	8,724
12/04/15	Goldman Sachs International	PLN	4,300,000	USD	1,134,176	1,111,601	22,575
12/04/15	Goldman Sachs International	RON	2,200,000	USD	565,378	545,378	20,000
12/04/15	Goldman Sachs International	TRY	1,400,000	USD	471,396	475,222	(3,826)
12/04/15	Goldman Sachs International	TRY	1,400,000	USD	476,353	475,223	1,130
12/04/15	Goldman Sachs International	USD	1,163,951	COP	3,500,000,000	1,203,380	39,429
12/04/15	Goldman Sachs International	USD	275,293	IDR	4,000,000,000	288,040	12,747
12/04/15	Goldman Sachs International	USD	461,017	IDR	6,800,000,000	489,667	28,650
12/04/15	Goldman Sachs International	USD	276,498	RUB	18,000,000	278,833	2,335
12/04/15	Goldman Sachs International	USD	912,548	RUB	60,000,000	929,441	16,893
12/04/15	Goldman Sachs International	USD	562,905	THB	20,000,000	559,635	(3,270)
12/04/15	Goldman Sachs International	USD	229,787	TRY	700,000	237,611	7,824
12/04/15	Goldman Sachs International	USD	361,298	ZAR	5,000,000	358,992	(2,306)
12/04/15	Goldman Sachs International	ZAR	5,000,000	USD	378,544	358,992	19,552
12/04/15	Goldman Sachs International	COP	2,200,000,000	USD	750,085	756,410	(6,325)
01/27/16	Goldman Sachs International	PLN	3,560,000	MXN	15,300,168	928,318	1,088
02/19/16	Goldman Sachs International	CNY	4,500,000	USD	685,976	703,564	(17,588)
09/02/16	Deutsche Bank Securities Inc.	CNY	10,200,000	USD	1,537,302	1,575,200	(37,898)
Total open forward foreign currency contracts — Currency Risk							$62,515

20                         Invesco Emerging Market Local Currency Debt Fund

Currency Abbreviations:

BRL	– Brazilian Real
IDR	– Indonesian Rupiah
THB	– Thai Baht
CNY	– Chinese Yuan Renminbi
MXN	– Mexican Peso

TRY	– Turkish Lira
COP	– Colombian Peso
PLN	– Poland Zloty
USD	– U.S. Dollar
EUR	– EURO

RON	– Romanian Leu
ZAR	– South African Rand
HUF	– Hungarian Forint
RUB	– Russian Ruble

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of October 31, 2015.

	Gross amounts of Recognized Assets	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount
		Financial Instruments	Collateral Received
Counterparty			Non-Cash	Cash
Barclays Bank PLC	$5,318	$—	$—	$—	$5,318
Goldman Sachs International	264,663	(131,072)	—	—	133,591
Total	$269,981	$(131,072)	$—	$—	$138,909

	Gross amounts of Recognized Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount
		Financial Instruments	Collateral Pledged
Counterparty			Non-Cash	Cash
Deutsche Bank Securities Inc.	$76,394	$—	$—	$—	$76,394
Goldman Sachs International	131,072	(131,072)	—	—	—
Total	$207,466	$(131,072)	$—	$—	$76,394

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2015, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $133.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

21                         Invesco Emerging Market Local Currency Debt Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2015 and 2014:

	2015	2014
Ordinary income	$—	$358,426
Return of capital	2,538,283	1,986,072
Total distributions	$2,538,283	$2,344,498

Tax Components of Net Assets at Period-End:

2015
Net unrealized appreciation (depreciation) — investments	$(10,760,540)
Net unrealized appreciation — other investments	66,882
Temporary book/tax differences	(23,001)
Capital loss carryforward	(823,336)
Shares of beneficial interest	57,549,690
Total net assets	$46,009,695

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$270,312	$553,024	$823,336

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2015 was $27,109,419 and $23,739,212, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$90,015
Aggregate unrealized (depreciation) of investment securities	(10,850,555)
Net unrealized appreciation (depreciation) of investment securities	$(10,760,540)

Cost of investments for tax purposes is $55,921,766.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, return of capital distributions and net operating loss, on October 31, 2015, undistributed net investment income was decreased by $491,271, undistributed net realized gain (loss) was increased by $4,895,750 and shares of beneficial interest was decreased by $4,404,479. This reclassification had no effect on the net assets of the Fund.

22                         Invesco Emerging Market Local Currency Debt Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended October 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Class A	171,421	$1,323,790	321,070	$2,828,536
Class B	23,303	179,312	1,439	12,454
Class C	25,413	192,441	45,525	401,566
Class R	3,719	27,958	4,893	42,740
Class Y	48,034	372,122	431,545	3,732,173
Class R5	—	—	10,888	94,010
Class R6	1,007,671	7,589,645	1,094,766	9,395,035

Issued as reinvestment of dividends:
Class A	38,573	288,494	37,699	329,768
Class B	1,855	13,761	1,571	13,739
Class C	6,510	48,750	8,028	70,247
Class R	2,549	19,004	2,638	23,048
Class Y	2,763	20,882	3,740	32,713
Class R5	213	1,707	1,081	9,459
Class R6	272,414	2,025,139	191,001	1,668,365

Automatic conversion of Class B shares to Class A shares:
Class A	12,487	90,553	5,777	50,624
Class B	(12,503)	(90,553)	(5,783)	(50,624)

Reacquired:
Class A	(399,796)	(3,057,882)	(677,777)	(5,907,658)
Class B	(10,146)	(76,506)	(18,311)	(158,403)
Class C	(91,702)	(710,907)	(174,584)	(1,515,091)
Class R	(6,892)	(49,101)	(37,933)	(334,410)
Class Y	(348,793)	(2,731,930)	(259,214)	(2,242,103)
Class R5	(21,098)	(164,937)	(21,876)	(190,500)
Class R6	(427,880)	(3,169,726)	(231,999)	(2,030,275)
Net increase in share activity	298,115	$2,142,016	734,184	$6,275,413

(a)	81% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco.

NOTE 12—Subsequent Event

Effective December 4, 2015, the Board of Trustees recently approved changes to the Fund’s investment strategies to reposition the Fund as an unconstrained emerging markets debt securities fund, including changing the Fund’s name to Invesco Emerging Markets Flexible Bond Fund. These changes are scheduled to take effect on or about February 26, 2016.

23                         Invesco Emerging Market Local Currency Debt Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of capital	Total distributions	Net asset value, end of period(b)	Total return(c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 10/31/15	$8.49	$0.41	$(1.76)	$(1.35)	$—	$—	$(0.37)	$(0.37)	$6.77	(16.20)%	$6,282	1.24	%(e)	1.89	%(e)	5.46	%(e)	50%
Year ended 10/31/14	9.17	0.46	(0.77)	(0.31)	(0.06)	—	(0.31)	(0.37)	8.49	(3.44)	9,379	1.24		1.84		5.29		69
Year ended 10/31/13	9.88	0.48	(0.79)	(0.31)	(0.29)	—	(0.11)	(0.40)	9.17	(3.25)	12,998	1.24		1.77		4.96		31
Year ended 10/31/12	10.36	0.50	0.17	0.67	(0.88)	(0.24)	(0.03)	(1.15)	9.88	7.50	14,549	1.24		1.79		5.17		30
Year ended 10/31/11	11.11	0.53	(0.49)	0.04	(0.63)	(0.16)	—	(0.79)	10.36	0.34	12,886	1.23		1.86		4.97		106
Class B
Year ended 10/31/15	8.48	0.35	(1.75)	(1.40)	—	—	(0.31)	(0.31)	6.77	(16.72)	296	1.99	(e)	2.64	(e)	4.71	(e)	50
Year ended 10/31/14	9.16	0.40	(0.78)	(0.38)	(0.05)	—	(0.25)	(0.30)	8.48	(4.17)	349	1.99		2.59		4.54		69
Year ended 10/31/13	9.87	0.41	(0.79)	(0.38)	(0.22)	—	(0.11)	(0.33)	9.16	(3.98)	570	1.99		2.52		4.21		31
Year ended 10/31/12	10.35	0.43	0.17	0.60	(0.81)	(0.24)	(0.03)	(1.08)	9.87	6.70	856	1.99		2.54		4.42		30
Year ended 10/31/11	11.10	0.45	(0.49)	(0.04)	(0.55)	(0.16)	—	(0.71)	10.35	(0.42)	843	1.98		2.61		4.22		106
Class C
Year ended 10/31/15	8.49	0.35	(1.75)	(1.40)	—	—	(0.32)	(0.32)	6.77	(16.82)	1,385	1.99	(e)	2.64	(e)	4.71	(e)	50
Year ended 10/31/14	9.17	0.40	(0.78)	(0.38)	(0.05)	—	(0.25)	(0.30)	8.49	(4.16)	2,244	1.99		2.59		4.54		69
Year ended 10/31/13	9.88	0.41	(0.79)	(0.38)	(0.22)	—	(0.11)	(0.33)	9.17	(3.97)	3,532	1.99		2.52		4.21		31
Year ended 10/31/12	10.36	0.43	0.17	0.60	(0.81)	(0.24)	(0.03)	(1.08)	9.88	6.70	3,938	1.99		2.54		4.42		30
Year ended 10/31/11	11.10	0.45	(0.48)	(0.03)	(0.55)	(0.16)	—	(0.71)	10.36	(0.33)	3,079	1.98		2.61		4.22		106
Class R
Year ended 10/31/15	8.48	0.39	(1.76)	(1.37)	—	—	(0.35)	(0.35)	6.76	(16.43)	363	1.49	(e)	2.14	(e)	5.21	(e)	50
Year ended 10/31/14	9.17	0.44	(0.78)	(0.34)	(0.06)	—	(0.29)	(0.35)	8.48	(3.79)	460	1.49		2.09		5.04		69
Year ended 10/31/13	9.87	0.46	(0.78)	(0.32)	(0.27)	—	(0.11)	(0.38)	9.17	(3.39)	776	1.49		2.02		4.71		31
Year ended 10/31/12	10.36	0.48	0.16	0.64	(0.86)	(0.24)	(0.03)	(1.13)	9.87	7.13	946	1.49		2.04		4.92		30
Year ended 10/31/11	11.11	0.49	(0.48)	0.01	(0.60)	(0.16)	—	(0.76)	10.36	0.09	386	1.48		2.11		4.72		106
Class Y
Year ended 10/31/15	8.49	0.45	(1.78)	(1.33)	—	—	(0.39)	(0.39)	6.77	(15.99)	304	0.99	(e)	1.64	(e)	5.71	(e)	50
Year ended 10/31/14	9.17	0.49	(0.78)	(0.29)	(0.06)	—	(0.33)	(0.39)	8.49	(3.20)	2,911	0.99		1.59		5.54		69
Year ended 10/31/13	9.88	0.51	(0.79)	(0.28)	(0.32)	—	(0.11)	(0.43)	9.17	(3.01)	1,529	0.99		1.52		5.21		31
Year ended 10/31/12	10.37	0.52	0.17	0.69	(0.91)	(0.24)	(0.03)	(1.18)	9.88	7.67	1,867	0.99		1.54		5.42		30
Year ended 10/31/11	11.11	0.56	(0.49)	0.07	(0.65)	(0.16)	—	(0.81)	10.37	0.69	1,131	0.98		1.61		5.22		106
Class R5
Year ended 10/31/15	8.48	0.45	(1.77)	(1.32)	—	—	(0.39)	(0.39)	6.77	(15.89)	7	0.99	(e)	1.34	(e)	5.71	(e)	50
Year ended 10/31/14	9.16	0.49	(0.78)	(0.29)	(0.06)	—	(0.33)	(0.39)	8.48	(3.20)	186	0.99		1.31		5.54		69
Year ended 10/31/13	9.87	0.51	(0.79)	(0.28)	(0.32)	—	(0.11)	(0.43)	9.16	(3.01)	291	0.99		1.36		5.21		31
Year ended 10/31/12	10.35	0.52	0.18	0.70	(0.91)	(0.24)	(0.03)	(1.18)	9.87	7.78	457	0.99		1.28		5.42		30
Year ended 10/31/11	11.11	0.56	(0.51)	0.05	(0.65)	(0.16)	—	(0.81)	10.35	0.50	28,952	0.98		1.36		5.22		106
Class R6
Year ended 10/31/15	8.48	0.43	(1.75)	(1.32)	—	—	(0.39)	(0.39)	6.77	(15.89)	37,373	0.99	(e)	1.33	(e)	5.71	(e)	50
Year ended 10/31/14	9.16	0.49	(0.78)	(0.29)	(0.06)	—	(0.33)	(0.39)	8.48	(3.21)	39,617	0.99		1.30		5.54		69
Year ended 10/31/13	9.87	0.50	(0.78)	(0.28)	(0.32)	—	(0.11)	(0.43)	9.16	(3.01)	33,125	0.99		1.29		5.21		31
Year ended 10/31/12(f)	9.83	0.06	0.01	0.07	(0.00)	—	(0.03)	(0.03)	9.87	0.66	30,375	0.99	(g)	1.26	(g)	5.42	(g)	30

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest for Class A, Class B, Class C, Class R, Class Y and Class R5 shares, which were less than $0.005 per share, for fiscal years ended October 31, 2012 and prior.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $7,480, $338, $1,653, $413, $840, $38 and $38,730 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of September 24, 2012 for Class R6 shares.
(g)	Annualized.

24                         Invesco Emerging Market Local Currency Debt Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Emerging Market Local Currency Debt Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Emerging Market Local Currency Debt Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 23, 2015

Houston, Texas

25                         Invesco Emerging Market Local Currency Debt Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2015 through October 31, 2015.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/15)	Expenses Paid During Period[2]
A	$1,000.00	$901.30	$5.94	$1,018.95	$6.31	1.24%
B	1,000.00	898.00	9.52	1,015.17	10.11	1.99
C	1,000.00	897.90	9.52	1,015.17	10.11	1.99
R	1,000.00	900.00	7.14	1,017.69	7.58	1.49
Y	1,000.00	902.40	4.75	1,020.21	5.04	0.99
R5	1,000.00	903.60	4.75	1,020.21	5.04	0.99
R6	1,000.00	902.40	4.75	1,020.21	5.04	0.99

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2015 through October 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

26                         Invesco Emerging Market Local Currency Debt Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Emerging Market Local Currency Debt Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 9-10, 2015, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2015.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the performance and investment management services provided by Invesco Advisers and the Affiliated Sub-Advisers to a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Board also receives a report and this independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 10, 2015, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board noted that only four calendar years of comparative performance data was available for the Fund. The Board compared the Fund’s performance during the past one, three, and four calendar years to the performance of funds in the Lipper performance universe and against the Lipper Emerging Markets Local Currency Debt Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one and four year periods and the third quintile for the three year period (the first quintile being the best performing funds

27                         Invesco Emerging Market Local Currency Debt Fund

and the fifth quintile being the worst performing funds. The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period (there being no three or four year performance data for the Index). The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees, but that Lipper does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least July 31, 2015 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board also noted how the Fund’s rate compared to the effective sub-adviser fee rate of five mutual funds sub-advised by Invesco Advisers.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other types of client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended.

Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a similar scope of services. The information received by the Board demonstrated that the aggregate services provided to the Invesco Funds were sufficiently different from those provided to institutional clients to support the difference in fees.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board noted that although Invesco Advisers received a minimal amount of revenues from advising the Fund, Invesco Advisers and its subsidiaries did not make a profit from managing the Fund, although the Fund does incur its share of underlying fund fees and other allocable costs. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

28                         Invesco Emerging Market Local Currency Debt Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2015:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

29                         Invesco Emerging Market Local Currency Debt Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			145	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc..

			145	None
[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Emerging Market Local Currency Debt Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	145	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	145	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Chairman, Board of Governors, Western Golf Association	145	Chairman of the Board of Trustees, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			145	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			145	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	145	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	145	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	145	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	145	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	145	None

T-2                         Invesco Emerging Market Local Currency Debt Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	145	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Emerging Market Local Currency Debt Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc..	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company.

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Emerging Market Local Currency Debt Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	EMLCD-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2015

Invesco Emerging Markets Equity Fund
Nasdaq:
A: IEMAX ■ C: IEMCX ■ R: IEMRX ■ Y: IEMYX ■ R5: IEMIX ■ R6: EMEFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    The US economy expanded and unemployment declined throughout the reporting period. Continuing low energy prices benefited consumers, but a strong US dollar crimped corporate profits. The US Federal Reserve signaled that it was increasingly likely to raise interest rates, based on generally positive economic data, but uncertainty remained about when it might act. Overseas, the story was much different. Low energy prices hurt the economies of some oil-producing nations, such as Brazil and Russia. During the reporting period, the European Central

Bank as well as central banks in China and Japan – among other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness.

    Investor uncertainty, such as we saw for much of the reporting period – and market volatility, such as we saw at the end of the reporting period – are unfortunate facts of life when it comes to investing. Some investors use these things as excuses to delay saving and investing for their long-term financial goals. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

    Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Emerging Markets Equity Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	■	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	■	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Emerging Markets Equity Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2015, Class A shares of Invesco Emerging Markets Equity Fund (the Fund), at net asset value (NAV), outperformed the Fund’s style-specific benchmark, the MSCI Emerging Markets Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/14 to 10/31/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-13.57%
Class C Shares	-14.27
Class R Shares	-13.71
Class Y Shares	-13.40
Class R5 Shares	-13.40
Class R6 Shares	-13.38
MSCI EAFE Index▼ (Broad Market Index)	-0.07
MSCI Emerging Markets Index▼ (Style-Specific Index)	-14.53
Lipper Emerging Market Funds Index¡ (Peer Group Index)	-15.26

Source(s): ▼FactSet Research Systems Inc. ¡Lipper Inc.

Market conditions and your Fund

International markets experienced increased volatility during the fiscal year ended October 31, 2015, driven largely by the continued slowdown in energy markets and the economic downturn in China. Developed markets were generally able to withstand these headwinds, even as more fragile emerging markets began to falter.

As the reporting period began in late 2014, international equity markets moved higher, although economic growth appeared to be somewhat stronger in the US than in the rest of the world. Equity markets globally were recovering from the initial crash of oil prices when OPEC added additional uncertainty by deciding to maintain high production despite low prices and slowing global growth. In this environment, commodity-based economies and most currencies underperformed those of the US.

Global markets were rattled again

amid growing concerns that Greece and the eurozone would fail to reach an agreement on a financial bailout plan. However, those fears subsided when a bailout was ultimately approved. The eurozone also benefited from generally positive economic data, which helped markets weather subsequent economic volatility.

In the summer of 2015, fears of a potential economic slowdown in China dominated headlines. The combination of a slowing Chinese economy, a sharp sell-off in domestic Chinese equities and the devaluation of China’s currency, the renminbi, contributed to a strong correction in global equity markets. Emerging markets, in particular, were hard hit by events in China and by continued weak commodity prices – as well as by the US Federal Reserve’s decision to delay raising interest rates, which increased investor uncertainty and market volatility.

The Fund stayed true to its process by emphasizing its quality orientation in stock selection. Our stock selection in the materials, energy, consumer discretionary and industrials sectors made the largest contribution to the Fund’s results versus its style-specific benchmark. Holdings in the financials, telecommunication services, consumer staples, health care and information technology (IT) sectors detracted from performance for the reporting period.

    From a geographic perspective, all geographic regions posted negative absolute returns for the reporting period. Stock selection in the Asia/Pacific region and Europe positively affected the Fund’s performance relative to its style-specific benchmark. Conversely, stock selection in Africa/Mideast and Latin America detracted from relative performance.

    Within the Asia/Pacific region, Zhuzhou CSR Times Electric, a locomotive technology specialist, benefited from increased investment in Chinese infrastructure during the reporting period. Also within the region, Shenzhou International Group, a Chinese exporter and textile company, benefited from strong sales of its top customers, including Nike (not a Fund holding). Chinese currency weakness also helped boost Shenzhou’s results.

    Within the financials sector, China Construction Bank (not held at the end of the reporting period), one of the largest banks in China, benefited from declining Chinese interest rates. The bank experienced increased volumes and lower non-performing loan provisions, which boosted the company’s stock price.

    Conversely, Samsung Electronics detracted from Fund performance. The company’s stock was hurt by the difficult and competitive smartphone market. Also detracting from Fund performance was BB Seguridade Participacoes,

Portfolio Composition
By sector	% of total net assets

Financials	29.0%
Information Technology	21.5
Consumer Discretionary	18.9
Consumer Staples	17.0
Industrials	7.0
Health Care	4.4
Money Market Funds Plus Other Assets Less Liabilities	2.2

Top 10 Equity Holdings*
% of total net assets

1.	Tencent Holdings Ltd.	5.4%
2.	Taiwan Semiconductor Manufacturing Co. Ltd.	5.2
3.	Samsung Electronics Co., Ltd.	4.4
4.	Ping An Insurance (Group) Co. of China Ltd.-Class H	3.2
5.	President Chain Store Corp.	3.2
6.	Shenzhou International Group Holdings Ltd.	2.7
7.	Industrial & Commercial Bank of China Ltd.-Class H	2.7
8.	Baidu, Inc.-ADR	2.6
9.	Mr. Price Group Ltd.	2.6
10.	Bank of China Ltd.-Class H	2.5

Total Net Assets	$25.9 million

Total Number of Holdings*	49

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2015.

4                Invesco Emerging Markets Equity Fund

Brazilian insurance broker. The weak local economy and depreciating currency negatively affected the stock’s performance. The stock price of retailer Via Varejo (not held at the end of the reporting period), declined due to continued weakness in the Brazilian economy.

    Relative to its style-specific benchmark, the Fund ended the reporting period with overweight positions in the consumer discretionary, health care, industrials and IT sectors; and underweight positions in the energy, financials, materials, and telecommunication services sectors.

    Geographically, the Fund maintained overweight positions in Brazil, China and Indonesia, and underweight positions in Hong Kong, South Korea, Malaysia, Russia, South Africa, Taiwan, Thailand and Turkey throughout the reporting period.

    Market volatility continued from the last reporting period. While there are segments of the market that we continue to find attractive, particularly with a long-term perspective, valuations for the broader market are not inexpensive. We remain cautious, mindful of our mandate to provide protection in challenging markets, and are focused on high-quality companies with attractive valuations.

    Thank you for your investment in Invesco Emerging Markets Equity Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Ingrid Baker Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Emerging Markets Equity Fund.

She joined Invesco in 1999. Ms. Baker earned a BA in international politics from Oberlin College and an MBA in finance from the University of Navarra.

Assisted by Invesco’s Global Core Equity Team

5                Invesco Emerging Markets Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) Since Inception

Fund and index data from 5/31/11

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco Emerging Markets Equity Fund

Average Annual Total Returns
As of 10/31/15, including maximum applicable sales charges

Class A Shares
Inception (5/31/11)	-9.61%
1 Year	-18.30

Class C Shares
Inception (5/31/11)	-9.14%
1 Year	-15.12

Class R Shares
Inception (5/31/11)	-8.69%
1 Year	-13.71

Class Y Shares
Inception (5/31/11)	-8.26%
1 Year	-13.40

Class R5 Shares
Inception (5/31/11)	-8.26%
1 Year	-13.40

Class R6 Shares
Inception	-8.30%
1 Year	-13.38

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.87%, 2.62%, 2.12%, 1.62%, 1.62% and 1.62%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 2.59%, 3.34%, 2.84%, 2.34%, 2.04% and 2.02%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses

Average Annual Total Returns
As of 9/30/15, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (5/31/11)	-10.90%
1 Year	-21.58

Class C Shares
Inception (5/31/11)	-10.38%
1 Year	-18.37

Class R Shares
Inception (5/31/11)	-9.94%
1 Year	-17.10

Class Y Shares
Inception (5/31/11)	-9.54%
1 Year	-16.81

Class R5 Shares
Inception (5/31/11)	-9.50%
1 Year	-16.68

Class R6 Shares
Inception	-9.57%
1 Year	-16.79

incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2017. See current prospectus for more information.

7                Invesco Emerging Markets Equity Fund

Invesco Emerging Markets Equity Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of October 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing

in the Fund

■	Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Geographic focus risk. From time to time the Fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If the Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Preferred securities risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.
■	Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
■	Value investing style risk. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

About indexes used in this report

■	The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
■	The MSCI Emerging Markets IndexSM is an unmanaged index considered representative of stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
■	The Lipper Emerging Market Funds Index is an unmanaged index considered representative of emerging market funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                Invesco Emerging Markets Equity Fund

Schedule of Investments

October 31, 2015

	Shares	Value
Common Stocks & Other Equity Interests–97.76%
Brazil–6.66%
BB Seguridade Participacoes S.A.	76,400	$527,225
Grendene S.A.	94,800	443,922
Multiplus S.A.	32,400	288,646
Raia Drogasil S.A.	45,100	467,895
		1,727,688

China–23.80%
Baidu, Inc.–ADR(a)	3,656	685,390
Bank of China Ltd.–Class H	1,382,000	650,936
Industrial & Commercial Bank of China Ltd.–Class H	1,082,000	686,591
Phoenix Healthcare Group Co. Ltd.	263,500	400,489
Ping An Insurance (Group) Co. of China Ltd.–Class H	146,500	819,455
Shenzhou International Group Holdings Ltd.	143,000	702,633
Sinopharm Group Co. Ltd.–Class H	107,200	441,525
Tencent Holdings Ltd.	75,100	1,409,414
Zhuzhou CSR Times Electric Co., Ltd.–Class H	58,000	375,795
		6,172,228

Hong Kong–5.42%
AIA Group Ltd.	103,400	603,784
Standard Chartered PLC	20,250	222,307
Techtronic Industries Co. Ltd.	159,000	580,308
		1,406,399

India–11.06%
Axis Bank Ltd.	69,744	506,285
Britannia Industries Ltd.	6,414	316,983
Eicher Motors Ltd.	1,356	367,731
Emami Ltd.	20,900	343,162
LIC Housing Finance Ltd.	51,728	378,909
Maruti Suzuki India Ltd.	4,956	337,024
Tata Consultancy Services Ltd.	16,220	619,239
		2,869,333

Indonesia–4.73%
PT Bank Rakyat Indonesia Persero Tbk	764,300	583,866
PT Matahari Department Store Tbk	533,200	642,261
		1,226,127

Malaysia–0.98%
Berjaya Auto Berhad	526,240	253,607

Mexico–5.50%
Fomento Economico Mexicano, S.A.B. de C.V.–ADR	6,265	620,799
Grupo Financiero Inbursa, S.A.B. de C.V.–Class O	270,900	542,754
Kimberly-Clark de Mexico, S.A.B. de C.V.–Class A	110,400	264,157
		1,427,710

	Shares	Value
Peru–1.93%
Credicorp Ltd.	2,740	$310,113
Intercorp Financial Services Inc.	7,606	190,150
		500,263

Russia–3.06%
Magnit PJSC–REGS–GDR(b)	8,518	386,889
Sberbank PAO–ADR	66,723	407,711
		794,600

South Africa–4.06%
Clicks Group Ltd.	51,732	377,835
Mr. Price Group Ltd.	44,110	676,188
		1,054,023

South Korea–14.08%
AMOREPACIFIC Corp.	1,373	451,777
AMOREPACIFIC Group	2,621	366,934
CJ CGV Co., Ltd.	5,148	466,247
Hanssem Co., Ltd.	2,462	501,649
KEPCO Plant Service & Engineering Co., Ltd.	4,824	439,876
Medy-Tox Inc.	672	284,719
Samsung Electronics Co., Ltd.	952	1,139,908
		3,651,110

Taiwan–10.72%
King Slide Works Co., Ltd.	48,000	624,884
President Chain Store Corp.	124,000	817,966
Taiwan Semiconductor Manufacturing Co. Ltd.	318,000	1,338,626
		2,781,476

Thailand–4.05%
Delta Electronics (Thailand) PCL	165,400	390,729
Kasikornbank PCL	81,800	395,862
Thanachart Capital PCL	280,500	263,621
		1,050,212

United States–1.71%
Market Vectors® Vietnam ETF	26,100	442,656
Total Common Stocks & Other Equity Interests (Cost $25,927,415)		25,357,432

Money Market Funds–1.03%
Liquid Assets Portfolio–Institutional Class, 0.16%(c)	133,179	133,179
Premier Portfolio–Institutional Class, 0.12%(c)	133,179	133,179
Total Money Market Funds (Cost $266,358)		266,358
TOTAL INVESTMENTS–98.79% (Cost $26,193,773)		25,623,790
OTHER ASSETS LESS LIABILITIES–1.21%		315,092
NET ASSETS–100.00%		$25,938,882

Investment Abbreviations:

ADR	– American Depositary Receipt
ETF	– Exchange-Traded Fund

GDR	– Global Depositary Receipt
REGS	– Regulation S

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2015 represented 1.49% of the Fund’s Net Assets.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Emerging Markets Equity Fund

Statement of Assets and Liabilities

October 31, 2015

Assets:
Investments, at value (Cost $25,927,415)	$25,357,432
Investments in affiliated money market funds, at value and cost	266,358
Total investments, at value (Cost $26,193,773)	25,623,790
Foreign currencies, at value (Cost $175,480)	173,837
Receivable for:
Investments sold	287,404
Fund shares sold	69,504
Dividends	11,450
Fund expenses absorbed	8,036
Investment for trustee deferred compensation and retirement plans	16,630
Other assets	19,394
Total assets	26,210,045

Liabilities:
Payable for:
Investments purchased	167,293
Fund shares reacquired	22,228
Accrued fees to affiliates	14,367
Accrued trustees’ and officers’ fees and benefits	1,451
Accrued other operating expenses	48,450
Trustee deferred compensation and retirement plans	17,374
Total liabilities	271,163
Net assets applicable to shares outstanding	$25,938,882

Net assets consist of:
Shares of beneficial interest	$32,250,697
Undistributed net investment income	(16,270)
Undistributed net realized gain (loss)	(5,722,402)
Net unrealized appreciation (depreciation)	(573,143)
$25,938,882

Net Assets:
Class A	$10,516,181
Class C	$2,571,635
Class R	$1,188,024
Class Y	$3,606,752
Class R5	$884,990
Class R6	$7,171,300

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	1,611,517
Class C	399,901
Class R	182,869
Class Y	552,406
Class R5	135,481
Class R6	1,097,158
Class A:
Net asset value per share	$6.53
Maximum offering price per share
(Net asset value of $6.53 ÷ 94.50%)	$6.91
Class C:
Net asset value and offering price per share	$6.43
Class R:
Net asset value and offering price per share	$6.50
Class Y:
Net asset value and offering price per share	$6.53
Class R5:
Net asset value and offering price per share	$6.53
Class R6:
Net asset value and offering price per share	$6.54

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Emerging Markets Equity Fund

Statement of Operations

For the year ended October 31, 2015

Investment income:
Dividends (net of foreign withholding taxes of $65,840)	$576,493
Dividends from affiliated money market funds	456
Total investment income	576,949

Expenses:
Advisory fees	258,989
Administrative services fees	50,000
Custodian fees	57,293
Distribution fees:
Class A	28,796
Class C	27,372
Class R	6,091
Transfer agent fees — A, C, R, and Y	66,936
Transfer agent fees — R5	34
Transfer agent fees — R6	51
Trustees’ and officers’ fees and benefits	19,078
Registration and filing fees	74,344
Professional services fees	52,092
Other	36,003
Total expenses	677,079
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(172,775)
Net expenses	504,304
Net investment income	72,645

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(3,103,414)
Foreign currencies	(45,417)
(3,148,831)
Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes on holdings of $7,555)	(703,920)
Foreign currencies	(1,892)
(705,812)
Net realized and unrealized gain (loss)	(3,854,643)
Net increase (decrease) in net assets resulting from operations	$(3,781,998)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Emerging Markets Equity Fund

Statement of Changes in Net Assets

For the years ended October 31, 2015 and 2014

	2015	2014
Operations:
Net investment income	$72,645	$202,600
Net realized gain (loss)	(3,148,831)	(270,741)
Change in net unrealized appreciation (depreciation)	(705,812)	122,931
Net increase (decrease) in net assets resulting from operations	(3,781,998)	54,790

Distributions to shareholders from net investment income:
Class A	(44,461)	(121,978)
Class C	—	(8,695)
Class R	(2,660)	(5,311)
Class Y	(24,019)	(4,449)
Class R5	(6,406)	(3,472)
Class R6	(59,556)	(81,720)
Total distributions from net investment income	(137,102)	(225,625)

Share transactions–net:
Class A	1,351,218	(4,506,049)
Class C	163,778	640,555
Class R	35,294	588,496
Class Y	854,056	2,890,104
Class R5	141,935	516,559
Class R6	183,789	(472,445)
Net increase (decrease) in net assets resulting from share transactions	2,730,070	(342,780)
Net increase (decrease) in net assets	(1,189,030)	(513,615)

Net assets:
Beginning of year	27,127,912	27,641,527
End of year (includes undistributed net investment income of $(16,270) and $122,868, respectively)	$25,938,882	$27,127,912

Notes to Financial Statements

October 31, 2015

NOTE 1—Significant Accounting Policies

Invesco Emerging Markets Equity Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

12                         Invesco Emerging Markets Equity Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s

13                         Invesco Emerging Markets Equity Fund

taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

14                         Invesco Emerging Markets Equity Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.91%
Next $500 million	0.885%
Next $1.5 billion	0.86%
Next $2.5 billion	0.835%
Next $2.5 billion	0.81%
Next $2.5 billion	0.785%
Over $10 billion	0.76%

For the year ended October 31, 2015, the effective advisory fees incurred by the Fund was 0.94%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.85%, 2.60%, 2.10%, 1.60%, 1.60% and 1.60% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2017. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2015, the Adviser waived advisory fees of $105,755 and reimbursed class level expenses of $40,458, $9,615, $4,279, $12,338, $34 and $51 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2015, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2015, IDI advised the Fund that IDI retained $8,221 in front-end sales commissions from the sale of Class A shares and $37 and $659 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

15                         Invesco Emerging Markets Equity Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended October 31, 2015, there were transfers from Level 1 to Level 2 of $2,231,957 due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Brazil	$1,727,688	$—	$—	$1,727,688
China	1,085,879	5,086,349	—	6,172,228
Hong Kong	—	1,406,399	—	1,406,399
India	343,162	2,526,171	—	2,869,333
Indonesia	—	1,226,127	—	1,226,127
Malaysia	—	253,607	—	253,607
Mexico	1,427,710	—	—	1,427,710
Peru	500,263	—	—	500,263
Russia	—	794,600	—	794,600
South Africa	377,835	676,188	—	1,054,023
South Korea	439,876	3,211,234	—	3,651,110
Taiwan	—	2,781,476	—	2,781,476
Thailand	659,483	390,729	—	1,050,212
United States	709,014	—	—	709,014
Total Investments	$7,270,910	$18,352,880	$—	$25,623,790

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2015, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $245.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

16                         Invesco Emerging Markets Equity Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2015 and 2014:

	2015	2014
Ordinary income	$137,102	$225,625

Tax Components of Net Assets at Period-End:

2015
Net unrealized appreciation (depreciation) — investments	$(599,582)
Net unrealized appreciation (depreciation) — other investments	(3,160)
Temporary book/tax differences	(16,270)
Capital loss carryforward	(5,692,803)
Shares of beneficial interest	32,250,697
Total net assets	$25,938,882

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$3,523,545	$2,169,258	$5,692,803

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2015 was $28,947,374 and $26,055,902, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$1,748,201
Aggregate unrealized (depreciation) of investment securities	(2,347,783)
Net unrealized appreciation (depreciation) of investment securities	$(599,582)

Cost of investments for tax purposes is $26,223,372.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and foreign capital gain, on October 31, 2015, undistributed net investment income was decreased by $74,681, undistributed net realized gain (loss) was increased by $82,255 and shares of beneficial interest was decreased by $7,574. This reclassification had no effect on the net assets of the Fund.

17                         Invesco Emerging Markets Equity Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended October 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Class A	1,104,682	$7,871,597	826,496	$6,210,865
Class C	141,652	995,838	179,248	1,317,911
Class R	69,316	486,729	97,020	714,181
Class Y	134,043	961,871	391,758	3,010,217
Class R5	27,217	210,117	69,420	513,251
Class R6	115,002	814,045	51,867	386,284

Issued as reinvestment of dividends:
Class A	6,447	44,096	13,876	100,046
Class C	—	—	1,162	8,339
Class R	387	2,645	730	5,260
Class Y	3,508	23,965	607	4,377
Class R5	918	6,282	459	3,308
Class R6	8,707	59,556	11,319	81,720

Reacquired:
Class A	(904,652)	(6,564,475)	(1,443,468)	(10,816,960)
Class C	(118,737)	(832,060)	(93,773)	(685,695)
Class R	(64,467)	(454,080)	(17,429)	(130,945)
Class Y	(19,136)	(131,780)	(16,439)	(124,490)
Class R5	(10,622)	(74,464)	—	—
Class R6	(94,195)	(689,812)	(125,987)	(940,449)
Net increase (decrease) in share activity	400,070	$2,730,070	(53,134)	$(342,780)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 26% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 28% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco.

18                         Invesco Emerging Markets Equity Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/15	$7.58	$0.02	$(1.04)	$(1.02)	$(0.03)	$—	$(0.03)	$6.53	(13.45)%	$10,516	1.85	%(d)	2.58	%(d)	0.23	%(d)	97%
Year ended 10/31/14	7.61	0.06	(0.03)	0.03	(0.06)	—	(0.06)	7.58	0.44	10,654	1.85		2.57		0.74		94
Year ended 10/31/13	7.61	0.05	0.03	0.08	(0.08)	—	(0.08)	7.61	1.06	15,284	1.85		2.75		0.68		41
Year ended 10/31/12	8.07	0.11	(0.47)	(0.36)	(0.07)	(0.03)	(0.10)	7.61	(4.51)	10,187	1.85		3.44		1.36		34
Year ended 10/31/11(e)	10.00	0.03	(1.96)	(1.93)	—	—	—	8.07	(19.30)	4,019	1.84	(f)	5.28	(f)	0.87	(f)	16
Class C
Year ended 10/31/15	7.49	(0.04)	(1.02)	(1.06)	—	—	—	6.43	(14.15)	2,572	2.60	(d)	3.33	(d)	(0.52	)(d)	97
Year ended 10/31/14	7.55	—	(0.03)	(0.03)	(0.03)	—	(0.03)	7.49	(0.40)	2,825	2.60		3.32		(0.01)		94
Year ended 10/31/13	7.55	(0.01)	0.04	0.03	(0.03)	—	(0.03)	7.55	0.40	2,191	2.60		3.50		(0.07)		41
Year ended 10/31/12	8.05	0.04	(0.47)	(0.43)	(0.04)	(0.03)	(0.07)	7.55	(5.28)	1,150	2.60		4.19		0.61		34
Year ended 10/31/11(e)	10.00	0.00	(1.95)	(1.95)	—	—	—	8.05	(19.50)	236	2.59	(f)	6.03	(f)	0.12	(f)	16
Class R
Year ended 10/31/15	7.55	(0.00)	(1.03)	(1.03)	(0.02)	—	(0.02)	6.50	(13.71)	1,188	2.10	(d)	2.83	(d)	(0.02	)(d)	97
Year ended 10/31/14	7.59	0.04	(0.03)	0.01	(0.05)	—	(0.05)	7.55	0.17	1,341	2.10		2.82		0.49		94
Year ended 10/31/13	7.58	0.03	0.04	0.07	(0.06)	—	(0.06)	7.59	0.97	739	2.10		3.00		0.43		41
Year ended 10/31/12	8.06	0.08	(0.47)	(0.39)	(0.06)	(0.03)	(0.09)	7.58	(4.86)	76	2.10		3.69		1.11		34
Year ended 10/31/11(e)	10.00	0.02	(1.96)	(1.94)	—	—	—	8.06	(19.40)	9	2.09	(f)	5.53	(f)	0.62	(f)	16
Class Y
Year ended 10/31/15	7.59	0.03	(1.04)	(1.01)	(0.05)	—	(0.05)	6.53	(13.28)	3,607	1.60	(d)	2.33	(d)	0.48	(d)	97
Year ended 10/31/14	7.62	0.08	(0.04)	0.04	(0.07)	—	(0.07)	7.59	0.60	3,295	1.60		2.32		0.99		94
Year ended 10/31/13	7.61	0.07	0.04	0.11	(0.10)	—	(0.10)	7.62	1.42	442	1.60		2.50		0.93		41
Year ended 10/31/12	8.07	0.12	(0.47)	(0.35)	(0.08)	(0.03)	(0.11)	7.61	(4.31)	281	1.60		3.19		1.61		34
Year ended 10/31/11(e)	10.00	0.04	(1.97)	(1.93)	—	—	—	8.07	(19.30)	38	1.59	(f)	5.03	(f)	1.12	(f)	16
Class R5
Year ended 10/31/15	7.60	0.03	(1.05)	(1.02)	(0.05)	—	(0.05)	6.53	(13.40)	885	1.60	(d)	1.98	(d)	0.48	(d)	97
Year ended 10/31/14	7.62	0.07	(0.02)	0.05	(0.07)	—	(0.07)	7.60	0.74	896	1.60		2.02		0.99		94
Year ended 10/31/13	7.61	0.07	0.04	0.11	(0.10)	—	(0.10)	7.62	1.42	366	1.60		2.26		0.93		41
Year ended 10/31/12	8.07	0.12	(0.47)	(0.35)	(0.08)	(0.03)	(0.11)	7.61	(4.31)	118	1.60		2.90		1.61		34
Year ended 10/31/11(e)	10.00	0.04	(1.97)	(1.93)	—	—	—	8.07	(19.30)	7,720	1.59	(f)	4.86	(f)	1.12	(f)	16
Class R6
Year ended 10/31/15	7.60	0.03	(1.04)	(1.01)	(0.05)	—	(0.05)	6.54	(13.26)	7,171	1.60	(d)	1.98	(d)	0.48	(d)	97
Year ended 10/31/14	7.62	0.07	(0.02)	0.05	(0.07)	—	(0.07)	7.60	0.73	8,116	1.60		2.00		0.99		94
Year ended 10/31/13	7.62	0.07	0.03	0.10	(0.10)	—	(0.10)	7.62	1.28	8,619	1.60		2.21		0.93		41
Year ended 10/31/12(e)	7.85	0.01	(0.24)	(0.23)	—	—	—	7.62	(2.93)	7,488	1.60	(f)	1.79	(f)	1.61	(f)	34

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $11,518, $2,737, $1,218, $3,513, $881 and $7,831 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of May 31, 2011 for Class A, Class C, Class R, Class Y and Class R5 shares and September 24, 2012 for Class R6 shares.
(f)	Annualized.

19                         Invesco Emerging Markets Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Emerging Markets Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Emerging Markets Equity Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period May 31, 2011 (commencement of operations) through October 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 23, 2015

Houston, Texas

20                         Invesco Emerging Markets Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2015 through October 31, 2015.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/15)	Expenses Paid During Period[2]
A	$1,000.00	$850.30	$8.63	$1,015.88	$9.40	1.85%
C	1,000.00	846.10	12.10	1,012.10	13.19	2.60
R	1,000.00	848.60	9.78	1,014.62	10.66	2.10
Y	1,000.00	850.30	7.46	1,017.14	8.13	1.60
R5	1,000.00	850.30	7.46	1,017.14	8.13	1.60
R6	1,000.00	851.60	7.47	1,017.14	8.13	1.60

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2015 through October 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

21                         Invesco Emerging Markets Equity Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Emerging Markets Equity Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 9-10, 2015, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2015.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the performance and investment management services provided by Invesco Advisers and the Affiliated Sub-Advisers to a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports form the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Board also receives a report and this independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 10, 2015, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board noted that the Fund recently began operations and that comparative performance data for only the past three calendar years was available. The Board compared the Fund’s performance during the past three calendar years to the performance of funds in the Lipper performance universe and against the Lipper Emerging Markets Funds Index. The Board noted that the Fund’s performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period and in the fifth

22                         Invesco Emerging Markets Equity Fund

quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and three year periods. Invesco Advisers noted that the portfolio management team had been reorganized in February 2014. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees, but that Lipper does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 29, 2016 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that the Fund’s rate was above the rate of one such mutual fund. The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco

Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board noted that Invesco Advisers and its affiliates did not make a profit from managing the Fund as a result of fee and expense waivers. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

23                         Invesco Emerging Markets Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2015:

Federal and State Income Tax
Qualified Dividend Income*	99.39%
Corporate Dividends Received Deduction*	0.05%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24                         Invesco Emerging Markets Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			145	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc..

			145	None
[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Emerging Markets Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	145	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	145	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Chairman, Board of Governors, Western Golf Association	145	Chairman of the Board of Trustees, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			145	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			145	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	145	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	145	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	145	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	145	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	145	None

T-2                         Invesco Emerging Markets Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	145	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Emerging Markets Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc..	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company.

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Emerging Markets Equity Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	EME-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2015

Invesco Endeavor Fund
Nasdaq:
A: ATDAX ■ B: ATDBX ■ C: ATDCX ■ R: ATDRX ■ Y: ATDYX ■ R5: ATDIX ■ R6: ATDFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    The US economy expanded and unemployment declined throughout the reporting period. Continuing low energy prices benefited consumers, but a strong US dollar crimped corporate profits. The US Federal Reserve signaled that it was increasingly likely to raise interest rates, based on generally positive economic data, but uncertainty remained about when it might act. Overseas, the story was much different. Low energy prices hurt the economies of some oil-producing nations, such as Brazil and Russia. During the reporting period, the European Central

Bank as well as central banks in China and Japan – among other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness.

Investor uncertainty, such as we saw for much of the reporting period – and market volatility, such as we saw at the end of the reporting period – are unfortunate facts of life when it comes to investing. Some investors use these things as excuses to delay saving and investing for their long-term financial goals. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Endeavor Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	■	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	■	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Endeavor Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2015, Class A shares of Invesco Endeavor Fund (the Fund), at net asset value (NAV), underperformed the Fund’s broad market, style-specific and peer group indexes, the S&P 500 Index, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index, respectively.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/14 to 10/31/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-5.80%
Class B Shares	-6.50
Class C Shares	-6.49
Class R Shares	-6.04
Class Y Shares	-5.61
Class R5 Shares	-5.46
Class R6 Shares	-5.36
S&P 500 Index▼ (Broad Market Index)	5.20
Russell Midcap Index▼ (Style-Specific Index)	2.77
Lipper Mid-Cap Core Funds Index¢ (Peer Group Index)	1.19

Source(s): ▼FactSet Research Systems Inc.; ¢Lipper Inc.

Market conditions and your Fund

The US economy improved slowly, but steadily, during the fiscal year ended October 31, 2015 – although the health of individual economic sectors varied dramatically. The headline story was the continued slowdown in energy markets, as oil prices plummeted when too much supply overwhelmed slowing global demand. However, the more subtle story, which drove the economy forward during the year, was the improved position of the US consumer.

    As the reporting period began in late 2014, economic growth appeared to be stronger in the US than in the rest of the world. US equity markets were recovering from the initial crash of oil prices when OPEC added additional uncertainty by deciding to maintain high production despite low prices and slowing global growth. In this environment, commodity-based economies and most currencies underperformed those of the US. The continued strengthening of the US consumer led US equity markets higher through the spring. Continued low interest rates, the increasing availability of credit from lenders and an improving employment picture all contributed to higher consumer confidence. This strength also helped the market overcome fears that Greece and the eurozone would fail to reach an agreement on a financial bailout plan. In the summer of 2015, however, US equity markets moved sharply lower. A significant downturn in China’s financial markets and weak global economic growth led the US Federal Reserve to delay raising interest rates, which, in turn, increased investor uncertainty and market volatility. In October, however, the US market marched higher and recovered from its earlier decline, finishing higher for the fiscal year.

    We view ourselves as business people buying businesses, and we consider the purchase of a stock as an ownership interest in a business. We strive to develop a proprietary view of a business through in-depth, fundamental research that includes careful financial statement analysis and meetings with company management. We then seek to purchase businesses whose stock prices are below what we have calculated to be the true value of the company based on its future free cash flows.

    Our investment approach focuses on individual businesses rather than market sectors. Therefore, your Fund shares little in common with sector weightings of the Fund’s indexes. However, if we were to broadly categorize businesses with which we had the most success during the reporting period, select information technology (IT) and industrials stocks were among the largest contributors to Fund performance. Select holdings in the energy and industrials sectors were among the largest detractors from Fund performance.

    IT companies Activision Blizzard and CDW were the largest contributors to Fund performance during the fiscal year. Activision Blizzard is one of the world’s largest third-party game publishers and owns some of the largest and most well-known video game franchises including Call of Duty. The company was added to the S&P 500 Index during the third quarter of 2015 and reported success with some of its new video games, which boosted its share price. We sold some of our position in the company on this strength. CDW is the largest national IT value-added reseller in the US. Shares of the company rose after it reported better-than-expected earnings for the second quarter of 2015. We took some profits by selling part of our position in CDW toward the end of the reporting period.

    Industrials sector company DCC was also a large contributor to Fund performance during the fiscal year. DCC is the

Portfolio Composition

By sector	% of total net assets

Industrials	30.7%
Financials	17.9
Information Technology	13.3
Health Care	8.9
Energy	8.4
Consumer Discretionary	7.8
Money Market Funds Plus Other Assets Less Liabilities	13.0

Top 10 Equity Holdings*
% of total net assets

1.	Brookfield Property Partners L.P.	5.4%
2.	DCC PLC	3.9
3.	Encore Capital Group, Inc.	3.8
4.	Zimmer Biomet Holdings, Inc.	3.8
5.	Cognizant Technology Solutions Corp.-Class A	3.5
6.	Ross Stores, Inc.	3.3
7.	Echo Global Logistics, Inc.	3.3
8.	Unum Group	3.2
9.	Oaktree Capital Group LLC	3.2
10.	Titan Machinery, Inc.	3.2

Total Net Assets	$383.0 million
Total Number of Holdings*	31

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2015.

4                Invesco Endeavor Fund

largest distributor of heating oil in the UK. Shares of the company rose on the announcement of the acquisition of a large French gas distributor that further diversifies DCC’s energy distribution business outside the UK; this is expected to be accretive to earnings. DCC has a strong balance sheet and operates in highly fragmented industries, and thus should have the opportunity to continue to make more value-creating acquisitions for the business.

    Also in the industrials sector, Orion Marine Group was one of the largest detractors from Fund performance. The company is a leading heavy civil marine contractor that provides a broad range of turnkey marine construction and specialty services along the Gulf Coast, Atlantic Seaboard, West Coast, Canada and Caribbean Basin. Shares of Orion Marine Group fell as a weak demand environment for dredging services and specific project delays hurt performance.

    Several of the Fund’s energy sector holdings were among the largest detractors from performance during the fiscal year including Ultra Petroleum and Newalta. Ultra Petroleum is a low-cost US natural gas producer with some exposure to oil assets. The company’s share price declined in sympathy with oil prices. Though Ultra Petroleum focuses mainly on natural gas, there is a link with oil prices because they are substitutable commodities. We still have confidence in the company’s long-term fundamentals because it has over 25 years of reserves from its existing land base, giving it the flexibility to wait out low energy prices for an extended period. We added to the Fund’s position in Ultra Petroleum on price weakness. Newalta is a leading provider of waste management services across Canada, including the recycling and sale of oil products. Shares of the company fell as investors continued to be concerned about Newalta’s operating exposure to the energy sector at a time when energy prices are weakening.

    During the fiscal year, we made some new investments and added to some of our existing holdings. We also sold several holdings based on valuations and other factors. The Fund’s large cash position was a result of existing holdings being acquired by other companies not held by the Fund over the past few years and therefore removed or sold from the portfolio as well as a lack of opportunities as markets continued to rise. We believe the cash may act as a shock absorber in the next market correction, while providing us with the ability to invest in attractive opportunities as they present themselves.

    We continued to focus on finding quality businesses trading at attractive values relative to what we believe are their long-term prospects. In contrast, the market is often driven by short-term events or outlooks in both good times and bad. Market volatility during the reporting period allowed us to take advantage of investment opportunities we believe may benefit the Fund in the long term.

    While we can never predict future Fund performance, we pledge that we will adhere to our discipline of being business people who buy businesses – and we will continually strive to upgrade the quality of the Fund’s portfolio.

    As always, we thank you for your investment in Invesco Endeavor Fund and for sharing our long-term investment perspective.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Uptigrove Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Endeavor Fund.
He joined Invesco in 2005. Mr. Uptigrove earned a BA in finance from the University of Western Ontario and an MBA from the Richard Ivey School of Business.

Clayton Zacharias Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Endeavor Fund. He joined
Invesco in 2002. Mr. Zacharias earned a BBA from Simon Fraser University.

5                Invesco Endeavor Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/05

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Endeavor Fund

Average Annual Total Returns

As of 10/31/15, including maximum applicable sales charges

Class A Shares
Inception (11/4/03)	8.67%
10 Years	8.02
5 Years	9.50
1 Year	-10.97

Class B Shares
Inception (11/4/03)	8.66%
10 Years	7.99
5 Years	9.66
1 Year	-10.70

Class C Shares
Inception (11/4/03)	8.40%
10 Years	7.83
5 Years	9.93
1 Year	-7.33

Class R Shares
Inception (4/30/04)	8.53%
10 Years	8.38
5 Years	10.48
1 Year	-6.04

Class Y Shares
10 Years	8.83%
5 Years	11.03
1 Year	-5.61

Class R5 Shares
Inception (4/30/04)	9.31%
10 Years	9.16
5 Years	11.20
1 Year	-5.46

Class R6 Shares
10 Years	8.79%
5 Years	11.06
1 Year	-5.36

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment

Average Annual Total Returns

As of 9/30/15, the most recent calendar quarter end,including maximum applicable sales charges

Class A Shares
Inception (11/4/03)	8.58%
10 Years	7.69
5 Years	9.88
1 Year	-11.34

Class B Shares
Inception (11/4/03)	8.56%
10 Years	7.66
5 Years	10.02
1 Year	-11.07

Class C Shares
Inception (11/4/03)	8.31%
10 Years	7.50
5 Years	10.30
1 Year	-7.72

Class R Shares
Inception (4/30/04)	8.44%
10 Years	8.05
5 Years	10.85
1 Year	-6.41

Class Y Shares
10 Years	8.50%
5 Years	11.41
1 Year	-5.92

Class R5 Shares
Inception (4/30/04)	9.21%
10 Years	8.83
5 Years	11.58
1 Year	-5.86

Class R6 Shares
10 Years	8.45%
5 Years	11.43
1 Year	-5.75

return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.30%, 2.05%, 2.05%, 1.55%, 1.05%, 0.94% and 0.85%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.33%, 2.08%, 2.08%, 1.58%, 1.08%, 0.97% and 0.88%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2017. See current prospectus for more information.

7                          Invesco Endeavor Fund

Invesco Endeavor Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of October 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Cash/cash equivalents risk. Holding cash or cash equivalents may negatively affect performance.
■	Debt securities risk. The Fund may invest in debt securities that are affected by changing interest rates and changes in their effective maturities and credit quality.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
■	US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.
■	Value investing style risk. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Russell Midcap® Index is an unmanaged index considered representative of mid-cap stocks. The Russell Midcap Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Mid-Cap Core Funds Index is an unmanaged index considered representative of mid-cap core funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

8                         Invesco Endeavor Fund

Schedule of Investments(a)

October 31, 2015

	Shares	Value
Common Stocks & Other Equity Interests–87.04%
Aerospace & Defense–2.71%
Precision Castparts Corp.	45,000	$10,386,450

Agricultural & Farm Machinery–2.48%
Deere & Co.	121,955	9,512,490

Air Freight & Logistics–3.25%
Echo Global Logistics, Inc.(b)	523,511	12,454,327

Airlines–2.96%
Ryanair Holdings PLC–ADR (Ireland)	145,080	11,343,805

Apparel Retail–5.54%
Francesca’s Holdings Corp.(b)	601,006	8,540,295
Ross Stores, Inc.	250,515	12,671,049
		21,211,344

Asset Management & Custody Banks–3.21%
Oaktree Capital Group LLC	246,549	12,292,933

Communications Equipment–3.12%
Plantronics, Inc.	223,115	11,963,426

Construction & Engineering–5.06%
Orion Marine Group, Inc.(b)(c)	2,813,162	10,999,464
Quanta Services, Inc.(b)	416,722	8,380,279
		19,379,743

Consumer Finance–3.84%
Encore Capital Group, Inc.(b)	361,613	14,717,649

Education Services–2.30%
Capella Education Co.	195,491	8,826,419

Health Care Distributors–1.93%
Patterson Cos. Inc.	155,922	7,390,703

Health Care Equipment–3.80%
Zimmer Biomet Holdings, Inc.	139,130	14,548,824

Home Entertainment Software–1.90%
Activision Blizzard, Inc.	209,842	7,294,108

Industrial Conglomerates–3.91%
DCC PLC (United Kingdom)	186,624	14,958,298

Integrated Oil & Gas–3.04%
Cenovus Energy Inc. (Canada)	781,807	11,646,097

IT Consulting & Other Services–3.46%
Cognizant Technology Solutions Corp.– Class A(b)	194,619	13,255,500

	Shares	Value
Life & Health Insurance–3.23%
Unum Group	357,374	$12,383,009

Managed Health Care–3.17%
UnitedHealth Group Inc.	102,992	12,130,398

Multi-Line Insurance–2.16%
Vienna Insurance Group AG Wiener Versicherung Gruppe (Austria)	258,042	8,263,347

Oil & Gas Drilling–0.93%
Patterson-UTI Energy, Inc.	239,118	3,560,467

Oil & Gas Equipment & Services–1.93%
Newalta Corp. (Canada)	1,294,156	7,382,736

Oil & Gas Exploration & Production–4.44%
Devon Energy Corp.	189,984	7,966,029
Ultra Petroleum Corp.(b)	1,653,175	9,059,399
		17,025,428

Real Estate Operating Companies–5.43%
Brookfield Property Partners L.P.	883,377	20,794,695

Research & Consulting Services–2.66%
FTI Consulting, Inc.(b)	299,260	10,177,833

Semiconductor Equipment–2.14%
Ultratech, Inc.(b)	523,867	8,188,041

Technology Distributors–2.66%
CDW Corp.	228,099	10,193,744

Trading Companies & Distributors–5.78%
Grafton Group PLC (United Kingdom)(d)	954,395	9,898,616
Titan Machinery, Inc.(b)	999,522	12,224,154
		22,122,770
Total Common Stocks & Other Equity Interests (Cost $314,666,224)		333,404,584

Money Market Funds–12.43%
Liquid Assets Portfolio–Institutional Class, 0.16%(e)	23,804,953	23,804,953
Premier Portfolio–Institutional Class, 0.12%(e)	23,804,954	23,804,954
Total Money Market Funds (Cost $47,609,907)		47,609,907
TOTAL INVESTMENTS–99.47% (Cost $362,276,131)		381,014,491
OTHER ASSETS LESS LIABILITIES–0.53%		2,024,117
NET ASSETS–100.00%		$383,038,608

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated company during the period. The Investment Company Act of 1940 defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The value of this security as of October 31, 2015 represented 2.87% of the Fund’s Net Assets. See Note 4.
(d)	Each unit represents one ordinary share, seventeen Class A shares and one Class C share.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Endeavor Fund

Statement of Assets and Liabilities

October 31, 2015

Assets:
Investments, at value (Cost $290,988,261)	$322,405,120
Investments in affiliates, at value (Cost $71,287,870)	58,609,371
Total investments, at value (Cost $362,276,131)	381,014,491
Foreign currencies, at value (Cost $184)	182
Receivable for:
Investments sold	3,918,158
Fund shares sold	220,186
Dividends	522,200
Investment for trustee deferred compensation and retirement plans	61,912
Other assets	40,092
Total assets	385,777,221

Liabilities:
Payable for:
Investments purchased	1,161,398
Fund shares reacquired	1,225,362
Accrued fees to affiliates	228,865
Accrued trustees’ and officers’ fees and benefits	1,949
Accrued other operating expenses	51,415
Trustee deferred compensation and retirement plans	69,624
Total liabilities	2,738,613
Net assets applicable to shares outstanding	$383,038,608

Net assets consist of:
Shares of beneficial interest	$320,288,570
Undistributed net investment income	12,384
Undistributed net realized gain	44,018,755
Net unrealized appreciation	18,718,899
$383,038,608

Net Assets:
Class A	$147,503,937
Class B	$2,160,723
Class C	$42,965,440
Class R	$24,854,784
Class Y	$40,425,233
Class R5	$33,853,625
Class R6	$91,274,866

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	7,643,978
Class B	123,358
Class C	2,451,306
Class R	1,323,140
Class Y	2,055,759
Class R5	1,685,991
Class R6	4,534,593
Class A:
Net asset value per share	$19.30
Maximum offering price per share
(Net asset value of $19.30 ÷ 94.50%)	$20.42
Class B:
Net asset value and offering price per share	$17.52
Class C:
Net asset value and offering price per share	$17.53
Class R:
Net asset value and offering price per share	$18.78
Class Y:
Net asset value and offering price per share	$19.66
Class R5:
Net asset value and offering price per share	$20.08
Class R6:
Net asset value and offering price per share	$20.13

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Endeavor Fund

Statement of Operations

For the year ended October 31, 2015

Investment income:
Dividends (net of foreign withholding taxes of $223,952)	$5,605,824
Dividends from affiliates	60,862
Total investment income	5,666,686

Expenses:
Advisory fees	3,441,032
Administrative services fees	137,235
Custodian fees	25,670
Distribution fees:
Class A	442,283
Class B	36,956
Class C	504,768
Class R	155,309
Transfer agent fees — A, B, C, R and Y	703,860
Transfer agent fees — R5	42,411
Transfer agent fees — R6	5,965
Trustees’ and officers’ fees and benefits	25,834
Other	204,053
Total expenses	5,725,376
Less: Fees waived and expense offset arrangement(s)	(137,880)
Net expenses	5,587,496
Net investment income	79,190

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	44,384,483
Foreign currencies	(64,070)
44,320,413
Change in net unrealized appreciation (depreciation) of:
Investment securities	(68,626,707)
Foreign currencies	(12,988)
(68,639,695)
Net realized and unrealized gain (loss)	(24,319,282)
Net increase (decrease) in net assets resulting from operations	$(24,240,092)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Endeavor Fund

Statement of Changes in Net Assets

For the years ended October 31, 2015 and 2014

	2015	2014
Operations:
Net investment income (loss)	$79,190	$(1,867,193)
Net realized gain	44,320,413	48,486,410
Change in net unrealized appreciation (depreciation)	(68,639,695)	5,744,705
Net increase (decrease) in net assets resulting from operations	(24,240,092)	52,363,922

Distributions to shareholders from net investment income:
Class A	—	(102,781)
Class Y	—	(236,467)
Class R5	—	(102,797)
Class R6	—	(360,531)
Total distributions from net investment income	—	(802,576)

Distributions to shareholders from net realized gains:
Class A	(16,971,372)	(7,305,132)
Class B	(453,713)	(250,992)
Class C	(5,169,171)	(2,092,673)
Class R	(3,063,577)	(1,486,839)
Class Y	(6,396,326)	(3,765,978)
Class R5	(4,210,075)	(1,275,689)
Class R6	(8,572,104)	(3,726,638)
Total distributions from net realized gains	(44,836,338)	(19,903,941)

Share transactions–net:
Class A	(18,245,220)	(772,225)
Class B	(2,074,219)	(1,354,164)
Class C	(2,285,842)	1,283,102
Class R	(5,006,283)	(2,178,156)
Class Y	(22,528,058)	(24,722,768)
Class R5	(9,336,329)	15,279,456
Class R6	4,570,049	3,074,206
Net increase (decrease) in net assets resulting from share transactions	(54,905,902)	(9,390,549)
Net increase (decrease) in net assets	(123,982,332)	22,266,856

Net assets:
Beginning of year	507,020,940	484,754,084
End of year (includes undistributed net investment income (loss) of $12,384 and $(25,096), respectively)	$383,038,608	$507,020,940

Notes to Financial Statements

October 31, 2015

NOTE 1—Significant Accounting Policies

Invesco Endeavor Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B

12                         Invesco Endeavor Fund

shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net

13                         Invesco Endeavor Fund

investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are

14                         Invesco Endeavor Fund

measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.745%
Next $250 million	0.73%
Next $500 million	0.715%
Next $1.5 billion	0.70%
Next $2.5 billion	0.685%
Next $2.5 billion	0.67%
Next $2.5 billion	0.655%
Over $10 billion	0.64%

For the year ended October 31, 2015, the effective advisory fees incurred by the Fund was 0.74%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2016, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2015, the Adviser waived advisory fees of $136,528.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2015, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2015, IDI advised the Fund that IDI retained $48,587 in front-end sales commissions from the sale of Class A shares and $2,622, $2,470 and $3,222 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

15                         Invesco Endeavor Fund

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$356,157,577	$24,856,914	$—	$381,014,491

NOTE 4—Investments in Other Affiliates

The 1940 Act defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the year ended October 31, 2015.

	Value 10/31/14	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value 10/31/15	Interest/ Dividend Income
Orion Marine Group, Inc.	$20,653,835	$6,398,609	$—	$(16,052,980)	$—	$10,999,464	$—
Pike Corp.	21,536,680	—	(21,644,904)	(5,149,332)	5,257,556	—	—
Total	$42,190,515	$6,398,609	$(21,644,904)	$(21,202,312)	$5,257,556	$10,999,464	$—

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2015, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,352.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

16                         Invesco Endeavor Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2015 and 2014:

	2015	2014
Ordinary income	$3,648,252	$3,605,339
Long-term capital gain	41,188,086	17,101,178
Total distributions	$44,836,338	$20,706,517

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$8,302,568
Undistributed long-term gain	36,040,038
Net unrealized appreciation — investments	18,495,250
Net unrealized appreciation (depreciation) — other investments	(19,461)
Temporary book/tax differences	(68,357)
Shares of beneficial interest	320,288,570
Total net assets	$383,038,608

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2015.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2015 was $100,888,941 and $153,919,248, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$86,917,615
Aggregate unrealized (depreciation) of investment securities	(68,422,365)
Net unrealized appreciation of investment securities	$18,495,250

Cost of investments for tax purposes is $362,519,241.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, partnerships and net operating loss, on October 31, 2015, undistributed net investment income was decreased by $41,710 and undistributed net realized gain was increased by $41,710. This reclassification had no effect on the net assets of the Fund.

17                         Invesco Endeavor Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended October 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Class A	1,272,962	$26,412,566	2,202,819	$47,616,201
Class B	9,544	186,297	16,309	322,237
Class C	314,817	5,940,578	625,657	12,500,340
Class R	373,372	7,499,961	563,317	11,918,520
Class Y	845,439	17,788,622	1,372,425	30,187,144
Class R5	447,301	9,680,718	1,479,829	33,518,859
Class R6	466,434	9,759,478	612,303	13,557,403

Issued as reinvestment of dividends:
Class A	804,187	15,947,033	337,777	6,877,134
Class B	23,396	423,933	12,504	236,332
Class C	269,529	4,886,566	105,401	1,993,123
Class R	158,224	3,061,643	74,491	1,486,839
Class Y	248,068	5,001,049	106,184	2,189,519
Class R5	177,190	3,644,799	54,806	1,149,279
Class R6	416,122	8,572,104	194,812	4,087,168

Automatic conversion of Class B shares to Class A shares:
Class A	86,498	1,786,311	45,124	978,925
Class B	(94,907)	(1,786,311)	(48,729)	(978,925)

Reacquired:
Class A	(3,041,053)	(62,391,130)	(2,589,180)	(56,244,485)
Class B	(47,852)	(898,138)	(46,881)	(933,808)
Class C	(703,371)	(13,112,986)	(659,583)	(13,210,361)
Class R	(777,312)	(15,567,887)	(732,292)	(15,583,515)
Class Y	(2,176,314)	(45,317,729)	(2,646,470)	(57,099,431)
Class R5	(1,054,881)	(22,661,846)	(864,925)	(19,388,682)
Class R6	(647,593)	(13,761,533)	(637,396)	(14,570,365)
Net increase (decrease) in share activity	(2,630,200)	$(54,905,902)	(421,698)	$(9,390,549)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 13% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 21% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco.

18                         Invesco Endeavor Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/15	$22.57	$(0.01)	$(1.25)	$(1.26)	$—	$(2.01)	$(2.01)	$19.30	(5.80)%	$147,504	1.26	%(d)	1.29	%(d)	(0.04	)%(d)	27%
Year ended 10/31/14	21.18	(0.09)	2.35	2.26	(0.01)	(0.86)	(0.87)	22.57	11.13	192,326	1.26		1.29		(0.43)		27
Year ended 10/31/13	18.19	(0.00)	4.78	4.78	(0.06)	(1.73)	(1.79)	21.18	28.78	180,568	1.26		1.30		(0.02)		20
Year ended 10/31/12	16.36	(0.08)	1.98	1.90	—	(0.07)	(0.07)	18.19	11.70	102,508	1.34		1.37		(0.41)		37
Year ended 10/31/11	14.78	(0.08)	1.66	1.58	—	—	—	16.36	10.69	91,975	1.34		1.37		(0.49)		30
Class B
Year ended 10/31/15	20.82	(0.15)	(1.14)	(1.29)	—	(2.01)	(2.01)	17.52	(6.50)	2,161	2.01	(d)	2.04	(d)	(0.79	)(d)	27
Year ended 10/31/14	19.74	(0.24)	2.18	1.94	—	(0.86)	(0.86)	20.82	10.27	4,855	2.01		2.04		(1.18)		27
Year ended 10/31/13	17.16	(0.14)	4.49	4.35	(0.04)	(1.73)	(1.77)	19.74	27.89	5,921	2.01		2.05		(0.77)		20
Year ended 10/31/12	15.55	(0.19)	1.87	1.68	—	(0.07)	(0.07)	17.16	10.89	6,195	2.09		2.12		(1.16)		37
Year ended 10/31/11	14.16	(0.20)	1.59	1.39	—	—	—	15.55	9.82	7,542	2.09		2.12		(1.24)		30
Class C
Year ended 10/31/15	20.83	(0.15)	(1.14)	(1.29)	—	(2.01)	(2.01)	17.53	(6.49)	42,965	2.01	(d)	2.04	(d)	(0.79	)(d)	27
Year ended 10/31/14	19.75	(0.24)	2.18	1.94	—	(0.86)	(0.86)	20.83	10.27	53,542	2.01		2.04		(1.18)		27
Year ended 10/31/13	17.17	(0.14)	4.49	4.35	(0.04)	(1.73)	(1.77)	19.75	27.87	49,344	2.01		2.05		(0.77)		20
Year ended 10/31/12	15.56	(0.19)	1.87	1.68	—	(0.07)	(0.07)	17.17	10.88	26,513	2.09		2.12		(1.16)		37
Year ended 10/31/11	14.17	(0.20)	1.59	1.39	—	—	—	15.56	9.81	20,710	2.09		2.12		(1.24)		30
Class R
Year ended 10/31/15	22.08	(0.06)	(1.23)	(1.29)	—	(2.01)	(2.01)	18.78	(6.09)	24,855	1.51	(d)	1.54	(d)	(0.29	)(d)	27
Year ended 10/31/14	20.77	(0.14)	2.31	2.17	—	(0.86)	(0.86)	22.08	10.89	34,634	1.51		1.54		(0.68)		27
Year ended 10/31/13	17.91	(0.05)	4.69	4.64	(0.05)	(1.73)	(1.78)	20.77	28.43	34,556	1.51		1.55		(0.27)		20
Year ended 10/31/12	16.14	(0.11)	1.95	1.84	—	(0.07)	(0.07)	17.91	11.49	23,412	1.59		1.62		(0.66)		37
Year ended 10/31/11	14.63	(0.12)	1.63	1.51	—	—	—	16.14	10.32	14,721	1.59		1.62		(0.74)		30
Class Y
Year ended 10/31/15	22.91	0.04	(1.28)	(1.24)	—	(2.01)	(2.01)	19.66	(5.61)	40,425	1.01	(d)	1.04	(d)	0.21	(d)	27
Year ended 10/31/14	21.48	(0.04)	2.38	2.34	(0.05)	(0.86)	(0.91)	22.91	11.39	71,898	1.01		1.04		(0.18)		27
Year ended 10/31/13	18.38	0.05	4.84	4.89	(0.06)	(1.73)	(1.79)	21.48	29.15	92,483	1.01		1.05		0.23		20
Year ended 10/31/12	16.49	(0.03)	1.99	1.96	—	(0.07)	(0.07)	18.38	11.97	22,529	1.09		1.12		(0.16)		37
Year ended 10/31/11	14.86	(0.04)	1.67	1.63	—	—	—	16.49	10.97	5,802	1.09		1.12		(0.24)		30
Class R5
Year ended 10/31/15	23.32	0.07	(1.30)	(1.23)	—	(2.01)	(2.01)	20.08	(5.46)	33,854	0.89	(d)	0.92	(d)	0.33	(d)	27
Year ended 10/31/14	21.84	(0.02)	2.43	2.41	(0.07)	(0.86)	(0.93)	23.32	11.51	49,356	0.90		0.93		(0.07)		27
Year ended 10/31/13	18.65	0.07	4.92	4.99	(0.07)	(1.73)	(1.80)	21.84	29.24	31,593	0.91		0.95		0.33		20
Year ended 10/31/12	16.69	0.01	2.02	2.03	—	(0.07)	(0.07)	18.65	12.25	16,677	0.87		0.90		0.06		37
Year ended 10/31/11	15.01	0.00	1.68	1.68	—	—	—	16.69	11.19	87,733	0.85		0.88		0.00		30
Class R6
Year ended 10/31/15	23.35	0.09	(1.30)	(1.21)	—	(2.01)	(2.01)	20.13	(5.36)	91,275	0.80	(d)	0.83	(d)	0.42	(d)	27
Year ended 10/31/14	21.86	0.01	2.42	2.43	(0.08)	(0.86)	(0.94)	23.35	11.62	100,410	0.81		0.84		0.02		27
Year ended 10/31/13	18.65	0.08	4.93	5.01	(0.07)	(1.73)	(1.80)	21.86	29.37	90,291	0.82		0.86		0.42		20
Year ended 10/31/12(e)	18.97	0.00	(0.32)	(0.32)	—	—	—	18.65	(1.69)	74,513	0.83	(f)	0.86	(f)	0.10	(f)	37

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $176,913, $3,696, $50,477, $31,062, $62,303, $42,519 and $99,267 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of September 24, 2012.
(f)	Annualized.

19                         Invesco Endeavor Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Endeavor Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Endeavor Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 23, 2015

Houston, Texas

20                         Invesco Endeavor Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2015 through October 31, 2015.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/15)	Expenses Paid During Period[2]
A	$1,000.00	$914.70	$6.08	$1,018.85	$6.41	1.26%
B	1,000.00	911.10	9.68	1,015.07	10.21	2.01
C	1,000.00	911.10	9.68	1,015.07	10.21	2.01
R	1,000.00	913.50	7.28	1,017.59	7.68	1.51
Y	1,000.00	915.30	4.88	1,020.11	5.14	1.01
R5	1,000.00	916.00	4.30	1,020.72	4.53	0.89
R6	1,000.00	916.70	3.86	1,021.17	4.08	0.80

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2015 through October 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

21                         Invesco Endeavor Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Endeavor Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 9-10, 2015, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2015.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the performance and investment management services provided by Invesco Advisers and the Affiliated Sub-Advisers to a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Board also receives a report and this independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 10, 2015, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Canada Ltd. currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Mid-Cap Core Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one and three year periods and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and

22                         Invesco Endeavor Fund

five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees, but that Lipper does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that the Fund’s rate was below the rate of one off-shore fund advised by Invesco Advisers.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management other than day-to-day portfolio management. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco

Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

23                         Invesco Endeavor Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2015:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$41,188,086
Qualified Dividend Income*	99.91%
Corporate Dividends Received Deduction*	66.46%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$3,648,252

24                         Invesco Endeavor Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			145	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc..

			145	None
[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Endeavor Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	145	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	145	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Chairman, Board of Governors, Western Golf Association	145	Chairman of the Board of Trustees, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			145	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			145	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	145	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	145	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	145	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	145	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	145	None

T-2                         Invesco Endeavor Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	145	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Endeavor Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc..	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company.

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Endeavor Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	END-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2015

Invesco Global Health Care Fund
Nasdaq:
A: GGHCX ■ B: GTHBX ■ C: GTHCX ■ Y: GGHYX ■ Investor: GTHIX:

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    The US economy expanded and unemployment declined throughout the reporting period. Continuing low energy prices benefited consumers, but a strong US dollar crimped corporate profits. The US Federal Reserve signaled that it was increasingly likely to raise interest rates, based on generally positive economic data, but uncertainty remained about when it might act. Overseas, the story was much different. Low energy prices hurt the economies of some oil-producing nations, such as Brazil and Russia. During the reporting period, the European Central

Bank as well as central banks in China and Japan – among other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness.

Investor uncertainty, such as we saw for much of the reporting period – and market volatility, such as we saw at the end of the reporting period – are unfortunate facts of life when it comes to investing. Some investors use these things as excuses to delay saving and investing for their long-term financial goals. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Global Health Care Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	■	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	■	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Global Health Care Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2015, Class A shares of Invesco Global Health Care Fund (the Fund), at net asset value (NAV), underperformed the MSCI World Health Care Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/14 to 10/31/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.59%
Class B Shares	2.82
Class C Shares	2.78
Class Y Shares	3.82
Investor Class Shares	3.59
MSCI World Index▼ (Broad Market Index)	1.77
MSCI World Health Care Index▼ (Style-Specific Index)	6.29
Lipper Global Health/Biotechnology Funds Index¡ (Peer Group Index)	9.23
Source(s): ▼FactSet Research Systems Inc.; ¡Lipper Inc.

Market conditions and your Fund

Global markets experienced increased volatility during the fiscal year ended October 31, 2015, driven largely by the continued slowdown in energy markets and the economic downturn in China. Developed markets were generally able to withstand these headwinds as more fragile emerging markets began to falter.

    As the reporting period began in late 2014, global equity markets moved higher, although economic growth appeared to be somewhat stronger in the US than in the rest of the world. Equity markets globally were recovering from the initial crash of oil prices when OPEC added additional uncertainty by deciding to maintain high production despite low prices and slowing global growth. In this environment, commodity-based economies and most currencies underperformed those of the US.

    Global markets were rattled amid growing concerns that Greece and the eurozone would fail to reach an agreement on a financial bailout plan. However, those fears subsided when a bailout was ultimately approved.

The eurozone also benefited from generally positive economic data, which helped markets weather subsequent economic volatility.

    In the summer of 2015, fears of a potential economic slowdown in China dominated headlines. The combination of a slowing Chinese economy, a sharp sell-off in domestic Chinese equities and the devaluation of China’s currency contributed to a strong correction in global equity markets. Emerging markets, in particular, were significantly hit by events in China and by continued weak commodity prices – as well as by the US Federal Reserve’s decision to delay raising interest rates, which increased investor uncertainty and market volatility.

    Though most of the major US equity market indexes delivered gains, global indexes were mixed, as developed market equities outperformed emerging market equities. Six of the 10 sectors of the MSCI World Index, the Fund’s broad market benchmark, had positive returns. The consumer discretionary sector had the highest return, while the energy sector had a double-digit loss for the reporting period. Within the broad market index, the health care sector also posted gains.

    In the fall of 2015, the health care sector experienced significant pressure as US presidential candidates and a series of press articles focused attention on drug pricing and price increases. This caused a selloff particularly in the biotechnology and specialty pharmaceutical industries. Relative to the Fund’s style-specific index and on an absolute basis, the biotechnology and pharmaceuticals industries were the largest contributors to Fund performance. The Fund’s drug retail holdings also benefited Fund performance.

    The top individual contributor to the Fund’s return was Incyte, a biopharmaceutical firm focused primarily on oncology drugs. During the reporting period, the company reported strong sales of Jakafi, its drug used to treat a rare bone marrow disorder.

    Another strong contributor to Fund results was Salix Pharmaceuticals (not held at the end of the reporting period), a company that specializes in developing and marketing products for the prevention and treatment of gastrointestinal disorders. Reflecting an ongoing trend towards consolidation within the health care sector, Valeant (not a fund holding) acquired Salix in April for approximately $11 billion.

    On the negative side, the Fund’s underperformance was largely attributable to stock selection and an overweight position in the health care facilities industry versus its style-specific benchmark. Within the industry, a number of holdings were among the Fund’s largest detractors, including hospital operators, Community Health Systems and Tenet Healthcare. Both companies reported declining profits and weaker earnings as the initial benefits from the Affordable Care Act waned, and the rate of uninsured admissions increased.

    Stock selection in the health care equipment industry, and stock selection

Portfolio Composition
By sector	% of total net assets

Health Care	97.3%
Consumer Staples	1.2
Industrials	0.1
Money Market Funds Plus Other Assets Less Liabilities	1.4

Top 10 Equity Holdings*
% of total net assets

1.	Allergan PLC	5.3%
2.	Shire PLC-ADR	4.5
3.	Biogen Inc.	4.1
4.	Roche Holding AG	4.1
5.	Merck & Co., Inc.	3.8
6.	Celgene Corp.	3.0
7.	AbbVie Inc.	2.8
8.	Bristol-Myers Squibb Co.	2.7
9.	Sanofi-ADR	2.5
10.	Incyte Corp.	2.5

Total Net Assets	$1.9 billion

Total Number of Holdings*	77

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2015.

4                Invesco Global Health Care Fund

and an underweight allocation in the health care services and managed care industries also detracted from Fund results during the reporting period.

    During the reporting period, we used currency forward contracts to hedge currency exposure of non-US-based companies held in the Fund. We used derivatives solely for hedging and not for speculative purposes or leverage. The use of currency forward contracts had a positive impact on the Fund’s performance relative to the Fund’s style-specific benchmark. This was primarily due to the continued strength of the US dollar relative to many major foreign currencies.

    During the reporting period, we reduced our exposure to the health care facilities, health care equipment, and health care distributors industries, and we increased our exposure to the biotechnology and pharmaceutical industries. The large-cap pharmaceuticals industry was the Fund’s largest industry exposure, but we maintained an underweight allocation in the industry compared to the Fund’s style-specific benchmark. The Fund’s largest overweight position was in the biotechnology industry.

    We continue to emphasize specialty pharmaceuticals and biotechnology stocks based on generally robust product portfolios, strong development pipelines and our view that many of these companies could be targets for acquisition. We remain primarily focused on companies with new product cycles, less reimbursement risk and less competition.

    At the end of the reporting period, the Fund was primarily invested in US stocks, and the Fund’s non-US allocation was focused mainly on European large-cap pharmaceuticals, which had fewer patent expiration concerns than their US counterparts.

    As always, thank you for your continued investment in Invesco Global Health Care Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Derek Taner Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Health Care Fund. He joined Invesco in 2005.
Mr. Taner earned a BS in business administration with an emphasis in accounting and finance and an MBA from the University of California, Berkeley Haas School of Business.

5                Invesco Global Health Care Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 10/31/05

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

■	The MSCI World Index is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
■	The MSCI World Health Care Index is an unmanaged index considered representative of health care stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
■	The Lipper Global Health/Biotechnology Funds Index is an unmanaged index considered representative of global health/biotechnology funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco Global Health Care Fund

Average Annual Total Returns
As of 10/31/15, including maximum applicable sales charges

Class A Shares
Inception (8/7/89)	11.21%
10 Years	9.20
5 Years	16.26
1 Year	-2.11

Class B Shares
Inception (4/1/93)	11.50%
10 Years	9.16
5 Years	16.47
1 Year	-1.65

Class C Shares
Inception (3/1/99)	8.86%
10 Years	8.99
5 Years	16.69
1 Year	1.89

Class Y Shares
10 Years	10.01%
5 Years	17.87
1 Year	3.82

Investor Class Shares
Inception (7/15/05)	9.77%
10 Years	9.82
5 Years	17.57
1 Year	3.59

Average Annual Total Returns
As of 9/30/15, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (8/7/89)	11.04%
10 Years	8.43
5 Years	15.68
1 Year	-3.56

Class B Shares
Inception (4/1/93)	11.31%
10 Years	8.39
5 Years	15.90
1 Year	-3.13

Class C Shares
Inception (3/1/99)	8.60%
10 Years	8.23
5 Years	16.12
1 Year	0.39

Class Y Shares
10 Years	9.23%
5 Years	17.29
1 Year	2.30

Investor Class Shares
Inception (7/15/05)	9.34%
10 Years	9.04
5 Years	17.00
1 Year	2.05

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Investor Class shares was 1.08%,1.83%, 1.83%, 0.83% and 1.08%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Investor Class shares was

1.09%,1.84%, 1.84%, 0.84% and 1.09%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares and Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2017. See current prospectus for more information.

7                Invesco Global Health Care Fund

Invesco Global Health Care Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of October 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.
■	Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counter-party risk is the risk that the counter-party to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the

Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Geographic focus risk. From time to time the Fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If the Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.

■	Health care sector risk. The Fund will concentrate its investments in the securities of domestic and foreign issuers in the health care industry. The Fund’s performance is vulnerable to factors affecting the health care industry, including government regulation, obsolescence caused by scientific advances and technological innovations.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Preferred securities risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.
■	Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

8                Invesco Global Health Care Fund

Schedule of Investments(a)

October 31, 2015

	Shares	Value
Common Stocks & Other Equity Interests–98.56%
Biotechnology–32.39%
AbbVie Inc.	863,687	$51,432,561
ACADIA Pharmaceuticals Inc.(b)	322,242	11,220,467
Alder Biopharmaceuticals, Inc.(b)	378,389	12,100,880
Alexion Pharmaceuticals, Inc.(b)	167,191	29,425,616
AMAG Pharmaceuticals, Inc.(b)	206,470	8,258,800
Amgen Inc.	289,502	45,793,427
Atara Biotherapeutics Inc.(b)	73,921	1,904,944
Biogen Inc. (b)	259,318	75,334,472
BioMarin Pharmaceutical Inc.(b)	347,028	40,616,157
Bluebird Bio, Inc.(b)	149,755	11,550,603
Celgene Corp. (b)	450,131	55,235,575
DBV Technologies S.A.–ADR (France)(b)	525,061	18,203,865
Dyax Corp.(b)	425,368	11,710,381
Evolutionary Genomics, Inc.(b)(c)	9,944	29,060
Flexion Therapeutics, Inc.(b)	270,244	4,453,621
Gilead Sciences, Inc.	275,056	29,741,805
Heron Therapeutics, Inc.(b)	604,076	16,563,764
Incyte Corp.(b)	393,175	46,209,858
Medivation Inc.(b)	453,814	19,087,417
Neurocrine Biosciences, Inc.(b)	246,537	12,102,501
Prothena Corp. PLC (Ireland)(b)	174,016	8,963,564
REGENXBIO Inc.(b)	201,684	3,118,035
Sarepta Therapeutics, Inc.(b)	297,865	7,166,632
Spark Therapeutics, Inc.(b)	234,287	12,628,069
Synergy Pharmaceuticals, Inc.(b)	1,432,859	9,184,626
United Therapeutics Corp.(b)	71,093	10,424,367
Vanda Pharmaceuticals Inc.(b)	217,399	2,334,865
Vertex Pharmaceuticals Inc.(b)	368,457	45,961,326
		600,757,258

Drug Retail–1.16%
Raia Drogasil S.A. (Brazil)	945,978	9,814,160
Rite Aid Corp.(b)	1,473,665	11,612,480
		21,426,640

Health Care Distributors–1.85%
Cardinal Health, Inc.	226,456	18,614,683
McKesson Corp.	88,248	15,778,743
		34,393,426

Health Care Equipment–3.79%
Olympus Corp. (Japan)	717,200	24,095,215
ResMed Inc.	418,830	24,128,796
Wright Medical Group N.V.(b)	1,140,738	22,050,466
		70,274,477

Health Care Facilities–4.08%
Brookdale Senior Living Inc.(b)	723,058	15,119,143
Community Health Systems Inc.(b)	252,125	7,069,585
HCA Holdings, Inc.(b)	412,007	28,341,961

	Shares	Value
Health Care Facilities–(continued)
Tenet Healthcare Corp.(b)	147,173	$4,616,817
Universal Health Services, Inc.–Class B	167,720	20,476,935
		75,624,441

Health Care Services–2.43%
Air Methods Corp.(b)	309,568	12,670,618
Express Scripts Holding Co.(b)	364,270	31,465,643
InnovaCare Inc. (Puerto Rico) (Acquired 12/12/2012; Cost $2,123,434)(b)(e)	805,748	1,007,185
		45,143,446

Life Sciences Tools & Services–2.06%
Agilent Technologies, Inc.	292,823	11,056,997
Thermo Fisher Scientific, Inc.	208,222	27,231,273
		38,288,270

Managed Health Care–4.09%
Aetna Inc.	319,666	36,691,263
Qualicorp S.A. (Brazil)	674,900	2,836,450
UnitedHealth Group Inc.	308,879	36,379,769
		75,907,482

Pharmaceuticals–46.71%
Agile Therapeutics, Inc.(b)	453,601	3,601,592
Akorn, Inc.(b)	343,364	9,181,553
Allergan PLC(b)	321,475	99,165,393
AstraZeneca PLC–ADR (United Kingdom)	1,149,396	36,654,238
Bayer AG (Germany)	212,721	28,387,319
Bristol-Myers Squibb Co.	755,180	49,804,121
Cempra, Inc.(b)	281,479	6,248,834
Dermira, Inc.(b)	481,189	12,987,291
Eli Lilly and Co.	477,760	38,970,883
Endo International PLC(b)	461,956	27,712,740
GlaxoSmithKline PLC–ADR (United Kingdom)	483,354	20,813,223
Hikma Pharmaceuticals PLC (Jordan)	556,147	18,555,596
Jazz Pharmaceuticals PLC(b)	172,512	23,682,447
Johnson & Johnson	267,322	27,007,542
Lipocine Inc.(b)	722,936	8,646,315
Locus Pharmaceuticals, Inc. Cost (Acquired 11/21/2000-05/09/2007; Cost $6,852,940)(b)(d)(e)	258,824	0
Medicines Co. (The)(b)	362,503	12,412,103
Merck & Co., Inc.	1,279,027	69,911,616
Mylan N.V.(b)	447,005	19,708,450
Nippon Shinyaku Co., Ltd. (Japan)	568,000	22,202,391
Novartis AG–ADR (Switzerland)	496,245	44,875,435
Pfizer Inc.	912,864	30,873,061
Roche Holding AG (Switzerland)	277,079	75,061,584
Sanofi–ADR (France)	921,663	46,396,515
Shire PLC–ADR (Ireland)	369,410	83,874,541

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Global Health Care Fund

	Shares	Value
Pharmaceuticals–(continued)
Supernus Pharmaceuticals Inc.(b)	795,389	$13,123,919
Teva Pharmaceutical Industries Ltd.–ADR (Israel)	510,192	30,198,264
Zogenix, Inc.(b)	547,363	6,453,410
		866,510,376
Total Common Stocks & Other Equity Interests (Cost $1,305,159,665)		1,828,325,816

Preferred Stock–0.00%
Health Care Equipment–0.00%
Intact Medical Corp.,–Series C, Pfd. (Acquired 03/26/2001; Cost $2,000,001)(d)(e)	2,439,026	0

	Shares	Value
Money Market Funds–2.80%
Liquid Assets Portfolio–Institutional Class, 0.16%(f)	25,932,630	$25,932,630
Premier Portfolio–Institutional Class, 0.12%(f)	25,932,631	25,932,631
Total Money Market Funds (Cost $51,865,261)		51,865,261
TOTAL INVESTMENTS–101.36% (Cost $1,359,024,927)		1,880,191,077
OTHER ASSETS LESS LIABILITIES–(1.36)%		(25,195,718)
NET ASSETS–100.00%		$1,854,995,359

Investment Abbreviations:

ADR	– American Depositary Receipt
Pfd.	– Preferred

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated company during the period. The Investment Company Act of 1940 defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The value of this security as of October 31, 2015 represented less than 1% of the Fund’s Net Assets. See Note 4.
(d)	Security is considered venture capital. See Note 1K.
(e)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2015 was $1,007,185, which represented less than 1% of the Fund’s Net Assets.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Global Health Care Fund

Statement of Assets and Liabilities

October 31, 2015

Assets:
Investments, at value (Cost $1,306,751,176)	$1,828,296,756
Investments in affiliates, at value (Cost $52,273,751)	51,894,321
Total investments, at value (Cost $1,359,024,927)	1,880,191,077
Foreign currencies, at value (Cost $411,888)	379,874
Receivable for:
Investments sold	28,065,572
Fund shares sold	1,079,598
Dividends	1,734,271
Unrealized appreciation on forward foreign currency contracts outstanding	1,130,867
Investment for trustee deferred compensation and retirement plans	257,071
Other assets	529,928
Total assets	1,913,368,258

Liabilities:
Payable for:
Investments purchased	55,229,764
Fund shares reacquired	1,621,664
Accrued fees to affiliates	1,047,808
Accrued trustees’ and officers’ fees and benefits	3,315
Accrued other operating expenses	116,966
Trustee deferred compensation and retirement plans	353,382
Total liabilities	58,372,899
Net assets applicable to shares outstanding	$1,854,995,359

Net assets consist of:
Shares of beneficial interest	$1,087,098,979
Undistributed net investment income	(351,837)
Undistributed net realized gain	246,049,726
Net unrealized appreciation	522,198,491
$1,854,995,359

Net Assets:
Class A	$981,963,331
Class B	$11,261,745
Class C	$107,975,892
Class Y	$39,443,068
Investor Class	$714,351,323

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	22,470,084
Class B	336,022
Class C	3,217,424
Class Y	891,596
Investor Class	16,342,103
Class A:
Net asset value per share	$43.70
Maximum offering price per share
(Net asset value of $43.70 ÷ 94.50%)	$46.24
Class B:
Net asset value and offering price per share	$33.51
Class C:
Net asset value and offering price per share	$33.56
Class Y:
Net asset value and offering price per share	$44.24
Investor Class:
Net asset value and offering price per share	$43.71

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Global Health Care Fund

Statement of Operations

For the year ended October 31, 2015

Investment income:
Dividends (net of foreign withholding taxes of $1,082,339)	$21,084,414
Dividends from affiliates	35,903
Total investment income	21,120,317

Expenses:
Advisory fees	11,736,201
Administrative services fees	422,583
Custodian fees	103,632
Distribution fees:
Class A	2,550,915
Class B	139,167
Class C	1,018,822
Investor Class	1,919,438
Transfer agent fees	2,913,505
Trustees’ and officers’ fees and benefits	58,178
Other	348,080
Total expenses	21,210,521
Less: Fees waived and expense offset arrangement(s)	(116,560)
Net expenses	21,093,961
Net investment income	26,356

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	244,384,894
Foreign currencies	(123,192)
Forward foreign currency contracts	3,064,000
247,325,702
Change in net unrealized appreciation (depreciation) of:
Investment securities	(191,902,232)
Foreign currencies	(44,855)
Forward foreign currency contracts	755,022
(191,192,065)
Net realized and unrealized gain	56,133,637
Net increase in net assets resulting from operations	$56,159,993

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Global Health Care Fund

Statement of Changes in Net Assets

For the years ended October 31, 2015 and 2014

	2015	2014
Operations:
Net investment income	$26,356	$58,178
Net realized gain	247,325,702	188,397,887
Change in net unrealized appreciation (depreciation)	(191,192,065)	192,207,160
Net increase in net assets resulting from operations	56,159,993	380,663,225

Distributions to shareholders from net investment income:
Class A	—	(230,447)
Class Y	(10,150)	(38,777)
Investor Class	—	(188,300)
Total distributions from net investment income	(10,150)	(457,524)

Distributions to shareholders from net realized gains:
Class A	(96,831,067)	(63,185,146)
Class B	(1,886,195)	(1,740,995)
Class C	(11,181,210)	(6,192,771)
Class Y	(3,429,565)	(1,299,385)
Investor Class	(76,198,284)	(51,630,115)
Total distributions from net realized gains	(189,526,321)	(124,048,412)

Share transactions–net:
Class A	145,018,935	37,141,167
Class B	(1,629,291)	(4,813,537)
Class C	37,253,754	14,047,592
Class Y	10,969,883	11,863,196
Investor Class	32,925,819	14,818,302
Net increase in net assets resulting from share transactions	224,539,100	73,056,720
Net increase in net assets	91,162,622	329,214,009

Net assets:
Beginning of year	1,763,832,737	1,434,618,728
End of year (includes undistributed net investment income of $(351,837) and $(330,610), respectively)	$1,854,995,359	$1,763,832,737

Notes to Financial Statements

October 31, 2015

NOTE 1—Significant Accounting Policies

Invesco Global Health Care Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Investor Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Investor Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

13                         Invesco Global Health Care Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

14                         Invesco Global Health Care Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

15                         Invesco Global Health Care Fund

K.	Other Risks — The Fund’s performance is vulnerable to factors affecting the health care industry, including government regulation, obsolescence caused by scientific advances and technological innovations.

The Fund has invested in non-publicly traded companies, some of which are in the startup or development stages. These investments are inherently risky, as the market for the technologies or products these companies are developing are typically in the early stages and may never materialize. The Fund could lose its entire investment in these companies. These investments are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Investments in privately held venture capital securities are illiquid.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $350 million	0.75%
Next $350 million	0.65%
Next $1.3 billion	0.55%
Next $2 billion	0.45%
Next $2 billion	0.40%
Next $2 billion	0.375%
Over $8 billion	0.35%

For the year ended October 31, 2015, the effective advisory fees incurred by the Fund was 0.60%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2016, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Investor Class shares to 2.00%, 2.75%, 2.75%, 1.75% and 2.00% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2015, the Adviser waived advisory fees of $107,644.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2015, the expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2015, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2015, IDI advised the Fund that IDI retained $348,553 in front-end sales commissions from the sale of Class A shares and $7,559, $1,797 and $10,595 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

16                         Invesco Global Health Care Fund

For the year ended October 31, 2015, the Fund incurred $7,261 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$1,757,795,642	$121,359,190	$1,036,245	$1,880,191,077
Forward Foreign Currency Contracts*	—	1,130,867	—	1,130,867
Total Investments	$1,757,795,642	$122,490,057	$1,036,245	$1,881,321,944

*	Unrealized appreciation.

NOTE 4—Investments in Other Affiliates

The 1940 Act defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the year ended October 31, 2015.

	Value 10/31/14	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value 10/31/15	Dividend Income
Evolutionary Genomics, Inc.	$29,832	$—	$—	$(772)	$—	$29,060	$—

NOTE 5—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2015:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk:
Forward foreign currency contracts(a)	$1,130,867	$—

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Unrealized appreciation on forward foreign currency contracts outstanding.

Effect of Derivative Investments for the year ended October 31, 2015

The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Forward Foreign Currency Contracts
Realized Gain:
Currency risk	$3,064,000
Change in Net Unrealized Appreciation:
Currency risk	755,022
Total	$3,819,022

17                         Invesco Global Health Care Fund

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$60,648,262

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation
		Deliver		Receive
11/12/2015	Citigroup Global Markets Inc.	CHF	17,504,000	USD	18,395,810	$17,717,809	$678,001
11/12/2015	Citigroup Global Markets Inc.	EUR	11,994,000	USD	13,645,059	13,192,193	452,866
Total Open Forward Foreign Currency Contracts — Currency Risk							$1,130,867

Currency Abbreviations:

CHF	– Swiss Franc
EUR	– Euro
USD	– U.S. Dollar

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of October 31, 2015.

Counterparty	Gross amounts of Recognized Assets	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount
		Financial Instruments	Collateral Received
			Non-Cash	Cash
Citigroup Global Markets Inc.	$1,130,867	$—	$—	$—	$1,130,867
Total	$1,130,867	$—	$—	$—	$1,130,867

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2015, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $8,916.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

18                         Invesco Global Health Care Fund

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2015 and 2014:

	2015	2014
Ordinary income	$279,221	$8,906,497
Long-term capital gain	189,257,250	115,599,439
Total distributions	$189,536,471	$124,505,936

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$15,091,375
Undistributed long-term gain	232,093,620
Net unrealized appreciation — investments	521,161,748
Net unrealized appreciation (depreciation) — other investments	(98,526)
Temporary book/tax differences	(351,837)
Shares of beneficial interest	1,087,098,979
Total net assets	$1,854,995,359

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2015.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2015 was $1,008,654,628 and $869,536,625, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$645,642,177
Aggregate unrealized (depreciation) of investment securities	(124,480,429)
Net unrealized appreciation of investment securities	$521,161,748

Cost of investments for tax purposes is $1,359,029,329.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating loss reclass, on October 31, 2015, undistributed net investment income was decreased by $37,433 and undistributed net realized gain was increased by $37,433. This reclassification had no effect on the net assets of the Fund.

19                         Invesco Global Health Care Fund

NOTE 12—Share Information

	Summary of Share Activity
	Years ended October 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Class A	4,820,008	$224,680,172	2,715,150	$115,916,700
Class B	72,539	2,629,513	35,192	1,190,462
Class C	1,215,711	43,961,950	603,693	20,492,015
Class Y	391,782	18,343,412	450,295	19,762,485
Investor Class	676,871	31,570,967	552,996	23,531,976

Issued as reinvestment of dividends:
Class A	2,356,009	100,342,466	1,509,701	57,549,788
Class B	57,678	1,896,452	54,553	1,667,133
Class C	348,383	11,472,253	191,750	5,865,634
Class Y	79,354	3,413,789	29,989	1,150,983
Investor Class	1,757,199	74,856,681	1,304,978	49,758,810

Automatic conversion of Class B shares to Class A shares:
Class A	93,858	4,317,788	120,598	5,084,757
Class B	(121,735)	(4,317,788)	(150,679)	(5,084,757)

Reacquired:
Class A	(4,060,530)	(184,321,491)	(3,336,720)	(141,410,078)
Class B	(52,195)	(1,837,468)	(76,661)	(2,586,375)
Class C	(516,160)	(18,180,449)	(364,711)	(12,310,057)
Class Y	(232,396)	(10,787,318)	(208,192)	(9,050,272)
Investor Class	(1,598,601)	(73,501,829)	(1,389,131)	(58,472,484)
Net increase in share activity	5,287,775	$224,539,100	2,042,801	$73,056,720

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 14% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

20                         Invesco Global Health Care Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains on securities (both realized and unrealized)		Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period(b)	Total return(c)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Year ended 10/31/15	$47.08	$0.02	$1.53		$1.55	$—	$(4.93)	$(4.93)	$43.70	3.56%		$981,963	1.04	%(e)	1.05	%(e)	0.04	%(e)	47%
Year ended 10/31/14	40.38	0.01	10.15		10.16	(0.01)	(3.45)	(3.46)	47.08	27.20		906,858	1.07		1.08		0.04		24
Year ended 10/31/13	32.09	0.07	10.63		10.70	(0.17)	(2.24)	(2.41)	40.38	35.79		737,071	1.10		1.11		0.21		37
Year ended 10/31/12	27.75	0.12	4.84		4.96	(0.14)	(0.48)	(0.62)	32.09	18.34		563,802	1.17		1.18		0.40		39
Year ended 10/31/11	26.15	(0.03)	1.63	(f)	1.60	—	—	—	27.75	6.12	(f)	540,451	1.20		1.21		(0.09)		37
Class B
Year ended 10/31/15	37.50	(0.25)	1.19		0.94	—	(4.93)	(4.93)	33.51	2.76		11,262	1.79	(e)	1.80	(e)	(0.71	)(e)	47
Year ended 10/31/14	33.06	(0.24)	8.13		7.89	—	(3.45)	(3.45)	37.50	26.26		14,239	1.82		1.83		(0.71)		24
Year ended 10/31/13	26.72	(0.16)	8.74		8.58	—	(2.24)	(2.24)	33.06	34.81		17,101	1.85		1.86		(0.54)		37
Year ended 10/31/12	23.24	(0.09)	4.05		3.96	—	(0.48)	(0.48)	26.72	17.45		19,765	1.92		1.93		(0.35)		39
Year ended 10/31/11	22.07	(0.20)	1.37	(f)	1.17	—	—	—	23.24	5.30	(f)	29,064	1.95		1.96		(0.84)		37
Class C
Year ended 10/31/15	37.54	(0.25)	1.20		0.95	—	(4.93)	(4.93)	33.56	2.78		107,976	1.79	(e)	1.80	(e)	(0.71	)(e)	47
Year ended 10/31/14	33.09	(0.24)	8.14		7.90	—	(3.45)	(3.45)	37.54	26.26		81,439	1.82		1.83		(0.71)		24
Year ended 10/31/13	26.75	(0.16)	8.74		8.58	—	(2.24)	(2.24)	33.09	34.76		57,536	1.85		1.86		(0.54)		37
Year ended 10/31/12	23.26	(0.09)	4.06		3.97	—	(0.48)	(0.48)	26.75	17.48		35,388	1.92		1.93		(0.35)		39
Year ended 10/31/11	22.09	(0.20)	1.37	(f)	1.17	—	—	—	23.26	5.30	(f)	32,702	1.95		1.96		(0.84)		37
Class Y
Year ended 10/31/15	47.51	0.14	1.53		1.67	(0.01)	(4.93)	(4.94)	44.24	3.82		39,443	0.79	(e)	0.80	(e)	0.29	(e)	47
Year ended 10/31/14	40.71	0.13	10.22		10.35	(0.10)	(3.45)	(3.55)	47.51	27.52		31,016	0.82		0.83		0.29		24
Year ended 10/31/13	32.34	0.16	10.70		10.86	(0.25)	(2.24)	(2.49)	40.71	36.10		15,502	0.85		0.86		0.46		37
Year ended 10/31/12	27.96	0.20	4.87		5.07	(0.21)	(0.48)	(0.69)	32.34	18.66		6,769	0.92		0.93		0.65		39
Year ended 10/31/11	26.28	0.05	1.63	(f)	1.68	—	—	—	27.96	6.39	(f)	5,628	0.95		0.96		0.16		37
Investor Class
Year ended 10/31/15	47.09	0.02	1.53		1.55	—	(4.93)	(4.93)	43.71	3.57		714,351	1.04	(e)	1.05	(e)	0.04	(e)	47
Year ended 10/31/14	40.39	0.01	10.15		10.16	(0.01)	(3.45)	(3.46)	47.09	27.19		730,280	1.07		1.08		0.04		24
Year ended 10/31/13	32.10	0.07	10.63		10.70	(0.17)	(2.24)	(2.41)	40.39	35.78		607,408	1.10		1.11		0.21		37
Year ended 10/31/12	27.76	0.12	4.84		4.96	(0.14)	(0.48)	(0.62)	32.10	18.34		481,385	1.17		1.18		0.40		39
Year ended 10/31/11	26.16	(0.03)	1.63	(f)	1.60	—	—	—	27.76	6.12	(f)	446,149	1.20		1.21		(0.09)		37

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest for Class A, Class B, Class C, Class Y and Investor Class shares which were less than $0.005 per share, for fiscal years ended October 31, 2012 and prior.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended October 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $121,012,126 and sold of $51,261,834 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Health Sciences Fund into the Fund.
(e)	Ratios are based on average daily net assets (000’s omitted) of $1,020,366, $13,917, $101,882, $39,005 and $767,775 for Class A, Class B, Class C, Class Y and Investor Class shares, respectively.
(f)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received net gains on securities (both realized and unrealized) per share for the year ended October 31, 2011 would have been $1.44, $1.18, $1.18, $1.44 and $1.44 for Class A, Class B, Class C, Class Y and Investor Class shares, respectively and total returns would have been lower.

21                         Invesco Global Health Care Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Global Health Care Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Global Health Care Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 23, 2015

Houston, Texas

22                         Invesco Global Health Care Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2015 through October 31, 2015.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/15)	Expenses Paid During Period[2]
A	$1,000.00	$950.60	$5.21	$1,019.86	$5.40	1.06%
B	1,000.00	947.20	8.88	1,016.08	9.20	1.81
C	1,000.00	947.00	8.88	1,016.08	9.20	1.81
Y	1,000.00	951.80	3.98	1,021.12	4.13	0.81
Investor	1,000.00	950.60	5.21	1,019.86	5.40	1.06

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2015 through October 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23                         Invesco Global Health Care Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Global Health Care Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 9-10, 2015, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2015.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the performance and investment management services provided by Invesco Advisers and the Affiliated Sub-Advisers to a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports form the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Board also receives a report and this independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 10, 2015, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Global Health/Biotechnology Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the

24                         Invesco Global Health Care Fund

Fund was below the performance of the Index for the one, three and five year periods. Invesco Advisers noted that the Fund was under allocated to Pharmaceuticals. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees, but that Lipper does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that the Fund’s rate was below the effective advisory fee rate of one off-shore fund advised by Invesco Advisers. The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that

Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

25                         Invesco Global Health Care Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2015:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$189,257,250
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	98.86%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$270,009

26                         Invesco Global Health Care Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			145	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc..

			145	None
[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Global Health Care Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	145	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	145	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Chairman, Board of Governors, Western Golf Association	145	Chairman of the Board of Trustees, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			145	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			145	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	145	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	145	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	145	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	145	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	145	None

T-2                         Invesco Global Health Care Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	145	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Global Health Care Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc..	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company.

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Global Health Care Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	GHC-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2015

Invesco Global Infrastructure Fund
Nasdaq:
A: GIZAX ■ C: GIZCX ■ R: GIZRX ■ Y: GIZYX ■ R5: GIZFX ■ R6: GIZSX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    The US economy expanded and unemployment declined throughout the reporting period. Continuing low energy prices benefited consumers, but a strong US dollar crimped corporate profits. The US Federal Reserve signaled that it was increasingly likely to raise interest rates, based on generally positive economic data, but uncertainty remained about when it might act. Overseas, the story was much different. Low energy prices hurt the economies of some oil-producing nations, such as Brazil and Russia. During the reporting period, the European Central

Bank as well as central banks in China and Japan – among other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness.

    Investor uncertainty, such as we saw for much of the reporting period – and market volatility, such as we saw at the end of the reporting period – are unfortunate facts of life when it comes to investing. Some investors use these things as excuses to delay saving and investing for their long-term financial goals. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

    Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Global Infrastructure Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Global Infrastructure Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2015, Class A shares of Invesco Global Infrastructure Fund (the Fund), at net asset value (NAV), underperformed the Fund’s broad market and style-specific benchmarks, the MSCI World Index and the Dow Jones Brookfield Global Infrastructure Index, respectively.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/14 to 10/31/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-8.85%
Class C Shares	-9.56
Class R Shares	-9.18
Class Y Shares	-8.70
Class R5 Shares	-8.70
Class R6 Shares	-8.70
MSCI World Index▼ (Broad Market Index)	1.77
Dow Jones Brookfield Global Infrastructure Index▼ (Style-Specific Index)	-6.72
Lipper Global Infrastructure Funds Classification Average (Peer Group)¢	-6.00

Source(s): ▼FactSet Research Systems Inc.; ¢Lipper Inc.

Market conditions and your Fund

While overall global growth remained positive during the fiscal year ended October 31, 2015, there was a material dispersion in growth sustainability across major economies and world regions. The US economy had been trending relatively well, with strong economic growth and lower unemployment despite the pull-back in crude oil prices and volatility among equities. China, Japan and the eurozone, however, struggled to deliver a consistent growth pattern, and as such, the use of unconventional means of economic stimulus remained necessary. Economic rebalancing and balance sheet repair still remained key themes in many world economies and were reflected in below long-term average gross domestic product growth and very modest inflationary pressures.

In response to weak commodity prices, increased signs of vulnerability in several emerging market economies and deterioration in the high yield fixed income market, the US Federal Reserve decided to wait before raising interest rates. Rates on 10-year US Treasuries ended the reporting period essentially unchanged.

    Overall, global equities, as measured by the MSCI World Index, were relatively flat for most of the fiscal year, following strong performance in January and February of 2015. However, in August and September of 2015 equity markets across the globe sold off due to weakness in emerging economies, partly caused by persistently low commodity prices. Global equities managed to recover in the final month of the fiscal year, ending the reporting period with a small positive return. At the sector level, the energy, materials, utilities and financials sectors produced negative returns and were the market laggards during the reporting period.

In general, global infrastructure stocks – which have a heavy emphasis within the energy and utilities sectors – produced negative returns and under-performed broad market global equities during the reporting period, as represented by the MSCI World Index. The Fund also produced negative returns during the reporting period and under-performed its style-specific benchmark, the Dow Jones Brookfield Global Infrastructure Index, primarily as a result of market allocation.

    Energy equities experienced steep losses during the fiscal year as a result of the sharp decline in energy prices. Fracturing technology, which allows for the extraction of hydrocarbons from previously uneconomical locations, brought new life to the US energy industry and resulted in substantial growth in oil and gas production. Unexpected supply from Libya and Iraq, as well as the unwillingness by OPEC to cut production, further increased existing supply. Simultaneously, energy demand expectations were reduced as a result of the weakened outlook for global economic growth. These factors led to imbalances in supply and demand, causing energy prices to decline over 40% during the fiscal year with crude oil falling from $81 to $47 per barrel and natural gas falling from $4.50 to $2.33/thousand cubic feet.1 Utilities were also under pressure during much of the fiscal year given the volatility in interest rates and following the sector’s strong performance in 2014.

    On an absolute basis, Fund holdings in midstream services were the largest detractors from performance during the fiscal year. Holdings in electric utilities and gas distribution also detracted from absolute returns for the reporting period. Contributors to absolute Fund performance for the reporting period came from several infrastructure sectors including tolls, telecommunications, water, airports, diversified, and ports and rail.

Portfolio Composition
By infrastructure sectors % of total net assets

Midstream Services	27.2%
Gas Distribution	20.6
Telecommunications	12.8
Electric Utilities	12.7
Tolls	6.4
Airports	6.4
Water	6.2
Ports & Rail	3.2
Diversified	2.4
Money Market Funds Plus Other Assets Less Liabilities	2.1

Top 10 Equity Holdings*
% of total net assets

1. Enbridge Inc.	6.5%
2. Kinder Morgan Inc.	6.1
3. National Grid PLC	6.0
4. American Tower Corp.	5.2
5. Crown Castle International Corp.	4.2
6. Atlantia S.p.A.	3.8
7. Williams Cos., Inc. (The)	3.8
8. PG&E Corp.	3.6
9. Eversource Energy	3.6
10. TransCanada Corp.	3.4

Total Net Assets	$7.9 million

Total Number of Holdings*	60

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2015.

4 Invesco Global Infrastructure Fund

     The top individual detractors from absolute Fund performance for the reporting period were midstream services companies, given the significant volatility in energy prices. Kinder Morgan was the largest detractor from absolute Fund performance, despite a positive relative return for the reporting period. Market sentiment impacted Kinder Morgan’s share price since its reorganization from its master limited partnership structure in 2014. Williams Companies was also a top detractor from absolute performance. During the reporting period, the company received an unsolicited bid from Energy Transfer Equity. While the offer was initially rebuffed, the companies reached an agreement and the deal was awaiting shareholder and regulatory approval at the close of the reporting period. Energy Transfer Equity was no longer held at the end of the reporting period.

    Atlantia S.p.A., an Italian company that owns high quality toll roads primarily connecting major urban centers in Italy, was the largest contributor to the Fund’s absolute performance for the reporting period. The company also owns toll roads in Brazil, Chile, India and Poland, as well as the Roman airport network. We had a favorable view on the long length of the company’s contracts given the potential for prolonged low interest rates in Europe, the company’s diversified asset base, current yield and distribution growth prospects. Crown Castle International, the largest provider of shared wireless infrastructure with approximately 40,000 towers in the US, was another top contributor to absolute Fund performance for the fiscal year.

    Relative to the Fund’s style-specific benchmark, an overweight position in midstream services companies was a significant detractor from relative Fund performance for the fiscal year, although security selection within the sector was positive. Security selection and underweight exposure to the electric utilities and gas distribution sectors also hurt relative Fund performance for the fiscal year.

    Security selection in the midstream services, ports and rail, and diversified infrastructure sectors as well as security selection and overweight exposure to the tolls infrastructure sector contributed the most to relative Fund performance for the reporting period.

    During the reporting period, the Fund had underweight exposure to the more regulated infrastructure sectors – gas distribution, electric utilities and water – while it held an overweight allocation to the more competitive sectors and sectors where users pay for services such as telecommunications, airports, tolls and midstream services, where growth characteristics remained relatively attractive. Diverging trends in the use of economic stimulus are shaping yield demand and leverage characteristics in individual countries. In general, the Fund remained focused on companies with above-average earnings growth characteristics, sound balance sheets and strategic infrastructure assets that provide a relatively stable underlying earnings stream.

    We thank you for your investment in Invesco Global Infrastructure Fund.

1	Source: Bloomberg Finance LP

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Joe Rodriguez, Jr. Portfolio Manager, is lead manager of Invesco Global Infrastructure Fund. He is Head of Global Securities with Invesco

Real Estate, where he oversees all phases of the unit, including securities research and administration. Mr. Rodriguez joined Invesco in 1990. He earned a BBA in economics and finance and an MBA in finance from Baylor University.

Mark Blackburn Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Infrastructure Fund. He joined Invesco in 1998.
Mr. Blackburn earned a BS in accounting from Louisiana State University and an MBA from Southern Methodist University.
James Cowen Portfolio Manager, is manager of Invesco Global Infrastructure Fund. He joined Invesco in 2000. Mr. Cowen earned a
Master of Town and Country Planning degree from the University of Manchester and a Master of Philosophy degree in land economy from Cambridge University.
Paul Curbo Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Infrastructure Fund. He joined Invesco in 1998.
Mr. Curbo earned a BBA in finance from The University of Texas at Austin.
Darin Turner Portfolio Manager, is manager of Invesco Global Infrastructure Fund. He joined Invesco in 2005. Mr. Turner earned a
BBA in finance from Baylor University, an MS in real estate from The University of Texas at Arlington and an MBA specializing in investments from Southern Methodist University.
Ping-Ying Wang Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Infrastructure Fund. She joined Invesco in 1998. Ms. Wang earned a BS in international finance from the People’s University of China and a PhD in finance from The University of Texas at Dallas.

5 Invesco Global Infrastructure Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 5/2/14

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not.

Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 Invesco Global Infrastructure Fund

Average Annual Total Returns As of 10/31/15, including maximum applicable sales charges

Class A Shares
Inception (5/2/14)	-5.22%
1 Year	-13.86

Class C Shares
Inception (5/2/14)	-2.34%
1 Year	-10.45

Class R Shares
Inception (5/2/14)	-1.86%
1 Year	-9.18

Class Y Shares
Inception (5/2/14)	-1.37%
1 Year	-8.70

Class R5 Shares
Inception (5/2/14)	-1.37%
1 Year	-8.70

Class R6 Shares
Inception (5/2/14)	-1.37%
1 Year	-8.70

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.40%, 2.15%, 1.65%, 1.15%, 1.15% and 1.15%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 8.61%, 9.36%, 8.86%, 8.36%, 8.35% and 8.35%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Average Annual Total Returns As of 9/30/15, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (5/2/14)	-9.06%
1 Year	-16.84

Class C Shares
Inception (5/2/14)	-6.08%
1 Year	-13.54

Class R Shares
Inception (5/2/14)	-5.58%
1 Year	-12.22

Class Y Shares
Inception (5/2/14)	-5.15%
1 Year	-11.77

Class R5 Shares
Inception (5/2/14)	-5.15%
1 Year	-11.77

Class R6 Shares
Inception (5/2/14)	-5.15%
1 Year	-11.77

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2017. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2017. See current prospectus for more information.

7 Invesco Global Infrastructure Fund

Invesco Global Infrastructure Fund’s investment objective is total return through growth of capital and current income.

■	Unless otherwise stated, information presented in this report is as of October 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Currency/exchange rate risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.
■	Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
■	Emerging markets securities risk. The prices of securities issued by foreign companies and governments located in emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Energy sector risk. Certain of the businesses in which the Fund invests may be adversely affected by foreign, federal or state regulations governing energy production, distribution and sale as well as supply-and-demand for energy resources. Although individual security selection drives the performance of the Fund, short-term fluctuations in energy prices may cause price fluctuations in its shares.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Geographic focus risk. From time to time the Fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If the Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance.
■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high- quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
■	Infrastructure-related companies risk. The Fund will concentrate its investments in the infrastructure industry. Infrastructure-related companies are subject to a variety of factors that may adversely affect their business or operations, including costs associated with environmental, governmental and other regulations, high interest costs in connection with capital construction programs, high leverage, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, unfavorable tax laws or accounting policies, and other factors. Infrastructure-related companies are also affected by environmental

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8 Invesco Global Infrastructure Fund

damage due to a company’s operations or an accident, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, increased susceptibility to terrorist acts or political actions, and general changes in market sentiment towards infrastructure assets.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	MLP risk. An MLP is a public limited partnership or limited liability company. Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities. The risks of investing in an MLP are similar to those of investing in a partnership and include more flexible governance structures, which could result in less protection for investors than investments in a corporation. Investors in an MLP would normally not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Additionally, if the Fund were to invest more than 25% of its total assets in
MLPs that are taxed as partnerships this could cause the Fund to lose its status as regulated investment company under Subchapter M of the Internal Revenue Code.
■	MLP tax risk. MLPs taxed as partnerships do not pay US federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for US federal income tax purposes, which would result in such MLP being required to pay US federal income tax on its taxable income. The classification of an MLP as a corporation for US federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as a corporation for US federal income tax purposes, it could result in a reduction of the value of the Fund’s investment, and consequently your investment in the Fund and lower income. MLPs taxed as partnerships file a partnership tax return for US federal, state and local income tax purposes and communicate to each investor in such MLP the investor’s allocable share of the MLP’s income, gains, losses, deductions and expenses via a “Schedule K-1.” Each year, the Fund will send you an annual tax statement (Form 1099) to assist you in completing your federal, state and local tax returns. An MLP might need to amend its partnership tax return and, in turn, send amended Schedules K-1 to investors in the MLP, such as the Fund. When necessary, the Fund will send you a corrected Form 1099 to reflect Schedule K-1 information reclassified by an MLP, which could, in turn, require you to amend your federal, state or local tax returns.
■	Non-diversification risk. The Fund is non-diversified and can invest a greater portion of its assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it was a diversified fund.
■	Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

■	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
■	The Dow Jones Brookfield Global Infrastructure Index intends to measure all sectors of the infrastructure market and includes companies domiciled globally that qualify as “pure- play” infrastructure companies–companies whose primary business is the ownership and operation of infrastructure assets, activities that generally generate long-term stable cash flows.
■	The Lipper Global Infrastructure Funds Classification Average represents an average of all of the funds in the Lipper Global Infrastructure Funds Category classification.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

9                         Invesco Global Infrastructure Fund

Schedule of Investments

October 31, 2015

	Shares	Value
Common Stocks & Other Equity Interests–97.94%
Australia–4.35%
APA Group	19,228	$126,146
Macquarie Atlas Roads Group	22,076	63,693
Sydney Airport	15,459	71,104
Transurban Group	10,907	81,200
		342,143

Canada–11.25%
Enbridge Inc.	12,020	513,725
Inter Pipeline Ltd.	1,396	26,154
Keyera Corp.	2,653	81,860
TransCanada Corp.	7,824	263,253
		884,992

China–4.02%
Beijing Capital International Airport Co. Ltd.–Class H	52,000	55,696
Beijing Enterprises Holdings Ltd.	3,000	18,925
Beijing Enterprises Water Group Ltd.	60,000	47,608
China Merchants Holdings International Co. Ltd.	26,000	86,067
China Resources Gas Group Ltd.	7,335	20,085
ENN Energy Holdings Ltd.	8,000	45,844
Zhejiang Expressway Co., Ltd.–Class H	34,000	41,716
		315,941

France–4.21%
Aeroports de Paris	1,035	129,964
Eiffage S.A.	313	19,534
Eutelsat Communications S.A.	1,886	62,158
Groupe Eurotunnel SE–REGS(a)	7,135	99,903
Vinci S.A.	293	19,777
		331,336

Hong Kong–1.54%
China Gas Holdings Ltd.	10,000	15,865
Hong Kong & China Gas Co. Ltd.	52,200	105,784
		121,649

Italy–5.92%
Atlantia S.p.A.	10,753	297,992
Snam S.p.A.	28,949	149,739
Societa Iniziative Autostradali e Servizi S.p.A.	1,574	18,053
		465,784

Japan–1.93%
East Japan Railway Co.	200	18,985
Japan Airport Terminal Co., Ltd.	700	37,965
Tokyo Gas Co., Ltd.	15,000	74,064
West Japan Railway Co.	300	20,988
		152,002

	Shares	Value
Mexico–0.59%
Grupo Aeroportuario del Sureste S.A.B. de C.V.–ADR	298	$46,113

Netherlands–0.33%
Koninklijke Vopak NV	656	26,322

New Zealand–0.50%
Auckland International Airport Ltd.	11,102	39,423

Spain–5.00%
Aena S.A.(b)	1,087	121,330
Ferrovial S.A.	5,947	150,157
Red Electrica Corp. S.A.	1,384	122,063
		393,550

United Kingdom–8.59%
National Grid PLC	33,111	471,323
Pennon Group PLC	3,168	39,530
Severn Trent PLC	2,075	71,673
United Utilities Group PLC	6,136	93,323
		675,849

United States–49.71%
American Tower Corp.	3,996	408,511
American Water Works Co., Inc.	2,178	124,930
Atmos Energy Corp.	2,950	185,850
California Water Service Group	5,034	112,560
Cheniere Energy, Inc.(b)	1,982	98,149
Consolidated Edison, Inc.	746	49,049
Crown Castle International Corp.	3,880	331,585
Eversource Energy	5,508	280,577
InfraREIT Inc.	7,491	178,885
ITC Holdings Corp.	2,555	83,600
Kinder Morgan Inc.	17,629	482,153
NiSource Inc.	7,938	152,092
ONE Gas, Inc.	1,178	57,533
ONEOK, Inc.	1,600	54,272
PG&E Corp.	5,344	285,370
SBA Communications Corp.–Class A(b)	1,728	205,666
SemGroup Corp.–Class A	842	38,353
Sempra Energy	2,394	245,170
Spectra Energy Corp.	7,759	221,675
Targa Resources Corp.	342	19,545
Williams Cos., Inc. (The)	7,500	295,800
		3,911,325
Total Common Stocks & Other Equity Interests (Cost $7,712,127)		7,706,429

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Global Infrastructure Fund

	Shares	Value
Money Market Funds–1.09%
Liquid Assets Portfolio–Institutional Class, 0.16%(c)	42,789	$42,789
Premier Portfolio–Institutional Class, 0.12%(c)	42,790	42,790
Total Money Market Funds (Cost $85,579)		85,579
TOTAL INVESTMENTS–99.03% (Cost $7,797,706)		7,792,008
OTHER ASSETS LESS LIABILITIES–0.97%		76,519
NET ASSETS–100.00%		$7,868,527

Investment Abbreviations:

ADR	– American Depositary Receipt
REGS	– Regulation S

Notes to Schedule of Investments:

(a)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2015 represented 1.27% of the Fund’s Net Assets.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Global Infrastructure Fund

Statement of Assets and Liabilities

October 31, 2015

Assets:
Investments, at value (Cost $7,712,127)	$7,706,429
Investments in affiliated money market funds, at value and cost	85,579
Total investments, at value (Cost $7,797,706)	7,792,008
Foreign currencies, at value (Cost $22,903)	22,876
Receivable for:
Investments sold	35,007
Fund shares sold	52,650
Dividends	14,028
Fund expenses absorbed	39,638
Investment for trustee deferred compensation and retirement plans	3,256
Other assets	16,183
Total assets	7,975,646

Liabilities:
Payable for:
Investments purchased	33,908
Fund shares reacquired	6,020
Accrued fees to affiliates	2,778
Accrued trustees’ and officers’ fees and benefits	1,543
Accrued other operating expenses	59,614
Trustee deferred compensation and retirement plans	3,256
Total liabilities	107,119
Net assets applicable to shares outstanding	$7,868,527

Net assets consist of:
Shares of beneficial interest	$8,413,588
Undistributed net investment income	1,429
Undistributed net realized gain (loss)	(540,811)
Net unrealized appreciation (depreciation)	(5,679)
$7,868,527

Net Assets:
Class A	$3,261,617
Class C	$279,309
Class R	$27,025
Class Y	$4,222,513
Class R5	$9,512
Class R6	$68,551

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	343,365
Class C	29,466
Class R	2,847
Class Y	444,374
Class R5	1,001
Class R6	7,215
Class A:
Net asset value per share	$9.50
Maximum offering price per share
(Net asset value of $9.50 ÷ 94.50%)	$10.05
Class C:
Net asset value and offering price per share	$9.48
Class R:
Net asset value and offering price per share	$9.49
Class Y:
Net asset value and offering price per share	$9.50
Class R5:
Net asset value and offering price per share	$9.50
Class R6:
Net asset value and offering price per share	$9.50

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Global Infrastructure Fund

Statement of Operations

For the year ended October 31, 2015

Investment income:
Dividends (net of foreign withholding taxes of $9,255)	$202,241
Dividends from affiliated money market funds	98
Total investment income	202,339

Expenses:
Advisory fees	55,100
Administrative services fees	50,000
Custodian fees	56,390
Distribution fees:
Class A	7,628
Class C	3,069
Class R	88
Transfer agent fees — A, C, R and Y	10,412
Transfer agent fees — R5	5
Transfer agent fees — R6	26
Trustees’ and officers’ fees and benefits	18,919
Registration and filing fees	98,863
Professional services fees	80,982
Other	30,065
Total expenses	411,547
Less: Fees waived and expenses reimbursed	(325,523)
Net expenses	86,024
Net investment income	116,315

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(549,353)
Foreign currencies	(3,584)
(552,937)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(238,158)
Foreign currencies	290
(237,868)
Net realized and unrealized gain (loss)	(790,805)
Net increase (decrease) in net assets resulting from operations	$(674,490)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Global Infrastructure Fund

Statement of Changes in Net Assets

For the year ended October 31, 2015 and the period May 2, 2014 (commencement date) through October 31, 2014

	October 31, 2015	May 2, 2014 (commencement date) through October 31, 2014
Operations:
Net investment income	$116,315	$35,336
Net realized gain (loss)	(552,937)	(3,004)
Change in net unrealized appreciation (depreciation)	(237,868)	232,189
Net increase (decrease) in net assets resulting from operations	(674,490)	264,521

Distributions to shareholders from net investment income:
Class A	(60,858)	(12,024)
Class C	(3,618)	(540)
Class R	(312)	(55)
Class Y	(67,818)	(12,343)
Class R5	(240)	(59)
Class R6	(1,238)	(59)
Total distributions from net investment income	(134,084)	(25,080)

Distributions to shareholders from net realized gains:
Class A	(2,842)	—
Class C	(250)	—
Class R	(17)	—
Class Y	(2,396)	—
Class R5	(11)	—
Class R6	(50)	—
Total distributions from net realized gains	(5,566)	—

Share transactions–net:
Class A	1,132,351	2,397,806
Class C	135,558	184,137
Class R	15,617	12,460
Class Y	2,334,806	2,148,433
Class R5	—	10,010
Class R6	36,561	35,487
Net increase in net assets resulting from share transactions	3,654,893	4,788,333
Net increase in net assets	2,840,753	5,027,774

Net assets:
Beginning of year	5,027,774	—
End of year (includes undistributed net investment income of $1,429 and $39,323, respectively)	$7,868,527	$5,027,774

Notes to Financial Statements

October 31, 2015

NOTE 1—Significant Accounting Policies

Invesco Global Infrastructure Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

14                         Invesco Global Infrastructure Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

15                         Invesco Global Infrastructure Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Master Limited Partnerships — The Fund invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund invests in MLPs engaged in, among other things, the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

The Fund is non-diversified and will invest in securities of fewer issues than if it were diversified.

F.	Return of Capital — Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.
G.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

H.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
I.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
J.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

16                         Invesco Global Infrastructure Fund

L.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $2.5 billion	0.84%
Next $2 billion	0.80%
Next $3.5 billion	0.785%
Over $8 billion	0.77%

For the year ended October 31, 2015, the effective advisory fees incurred by the Fund was 0.84%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.40%, 2.15%, 1.65%, 1.15%, 1.15% and 1.15%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2017. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2015, the Adviser waived advisory fees and reimbursed fund level expenses of $315,080 and reimbursed class level expenses of $4,891, $492, $28, $5,001, $5 and $26 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2015, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

17                         Invesco Global Infrastructure Fund

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2015, IDI advised the Fund that IDI retained $2,694 in front-end sales commissions from the sale of Class A shares and $12 and $15 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended October 31, 2015, there were transfers from Level 1 to Level 2 of $443,440 and from Level 2 to Level 1 of $550,669, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$278,450	$63,693	$—	$342,143
Canada	884,992	—	—	884,992
China	—	315,941	—	315,941
France	39,311	292,025	—	331,336
Hong Kong	—	121,649	—	121,649
Italy	316,045	149,739	—	465,784
Japan	—	152,002	—	152,002
Mexico	46,113	—	—	46,113
Netherlands	—	26,322	—	26,322
New Zealand	—	39,423	—	39,423
Spain	393,550	—	—	393,550
United Kingdom	—	675,849	—	675,849
United States	3,996,904	—	—	3,996,904
Total Investments	$5,955,365	$1,836,643	$—	$7,792,008

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

18                         Invesco Global Infrastructure Fund

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Year Ended October 31, 2015 and the period May 2, 2014 (commencement date) through October 31, 2014:

	2015	2014
Ordinary income	$139,650	$25,080

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$4,473
Net unrealized appreciation (depreciation) — investments	(205,566)
Net unrealized appreciation — other investments	19
Temporary book/tax differences	(3,044)
Capital loss carryforward	(340,943)
Shares of beneficial interest	8,413,588
Total net assets	$7,868,527

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$339,495	$1,448	$340,943

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2015 was $8,926,881 and $5,330,963, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$374,492
Aggregate unrealized (depreciation) of investment securities	(580,058)
Net unrealized (depreciation) of investment securities	$(205,566)

Cost of investments for tax purposes is $7,997,574.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnership reclassifications and foreign currency transactions, on October 31, 2015, undistributed net investment income was decreased by $20,125, undistributed net realized gain (loss) was increased by $20,301 and shares of beneficial interest was decreased by $176. This reclassification had no effect on the net assets of the Fund.

19                         Invesco Global Infrastructure Fund

NOTE 9—Share Information

	Summary of Share Activity
	Year ended October 31, 2015(a)		May 2, 2014 (commencement Date) through October 31, 2014
	Shares	Amount	Shares	Amount
Sold:
Class A	143,984	$1,475,203	314,147	$3,210,131
Class C	29,868	308,833	21,242	226,573
Class R	1,695	16,483	1,231	12,450
Class Y	240,411	2,436,493	214,947	2,154,251
Class R5	—	—	1,001	10,010
Class R6	4,688	46,838	3,567	35,487

Issued as reinvestment of dividends:
Class A	2,847	28,336	397	4,258
Class C	350	3,495	47	508
Class R	13	129	1	10
Class Y	3,117	30,694	297	3,184
Class R6	105	1,036	—	—

Reacquired:
Class A	(37,680)	(371,188)	(80,330)	(816,583)
Class C	(17,777)	(176,770)	(4,264)	(42,944)
Class R	(93)	(995)	—	—
Class Y	(13,557)	(132,381)	(841)	(9,002)
Class R6	(1,145)	(11,313)	—	—
Net increase in share activity	356,826	$3,654,893	471,442	$4,788,333

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 44% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 36% of the outstanding shares of the Fund are owned by the Adviser.

20                         Invesco Global Infrastructure Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/15	$10.66	$0.17	$(1.11)	$(0.94)	$(0.21)	$(0.01)	$(0.22)	$9.50	(8.85)%	$3,262	1.40	%(d)	6.36	%(d)	1.68	%(d)	84%
Year ended 10/31/14(f)	10.00	0.08	0.63	0.71	(0.05)	—	(0.05)	10.66	7.12	2,497	1.39	(e)	8.60	(e)	1.51	(e)	19
Class C
Year ended 10/31/15	10.64	0.09	(1.10)	(1.01)	(0.14)	(0.01)	(0.15)	9.48	(9.56)	279	2.15	(d)	7.11	(d)	0.93	(d)	84
Year ended 10/31/14(f)	10.00	0.04	0.63	0.67	(0.03)	—	(0.03)	10.64	6.71	181	2.14	(e)	9.35	(e)	0.76	(e)	19
Class R
Year ended 10/31/15	10.66	0.14	(1.11)	(0.97)	(0.19)	(0.01)	(0.20)	9.49	(9.18)	27	1.65	(d)	6.61	(d)	1.43	(d)	84
Year ended 10/31/14(f)	10.00	0.07	0.64	0.71	(0.05)	—	(0.05)	10.66	7.05	13	1.64	(e)	8.85	(e)	1.26	(e)	19
Class Y
Year ended 10/31/15	10.67	0.20	(1.12)	(0.92)	(0.24)	(0.01)	(0.25)	9.50	(8.70)	4,223	1.15	(d)	6.11	(d)	1.93	(d)	84
Year ended 10/31/14(f)	10.00	0.09	0.64	0.73	(0.06)	—	(0.06)	10.67	7.29	2,287	1.14	(e)	8.35	(e)	1.76	(e)	19
Class R5
Year ended 10/31/15	10.67	0.20	(1.12)	(0.92)	(0.24)	(0.01)	(0.25)	9.50	(8.70)	10	1.15	(d)	6.00	(d)	1.93	(d)	84
Year ended 10/31/14(f)	10.00	0.09	0.64	0.73	(0.06)	—	(0.06)	10.67	7.29	11	1.14	(e)	8.34	(e)	1.76	(e)	19
Class R6
Year ended 10/31/15	10.67	0.20	(1.12)	(0.92)	(0.24)	(0.01)	(0.25)	9.50	(8.70)	69	1.15	(d)	6.00	(d)	1.93	(d)	84
Year ended 10/31/14(f)	10.00	0.09	0.64	0.73	(0.06)	—	(0.06)	10.67	7.29	38	1.14	(e)	8.34	(e)	1.76	(e)	19

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $3,051, $307, $18, $3,120, $10 and $54 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Annualized.
(f)	Commencement date of May 2, 2014.

21                         Invesco Global Infrastructure Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Global Infrastructure Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Global Infrastructure Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period May 2, 2014 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 23, 2015

Houston, Texas

22                         Invesco Global Infrastructure Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2015 through October 31, 2015.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/15)	Expenses Paid During Period[2]
A	$1,000.00	$897.60	$6.70	$1,018.15	$7.12	1.40%
C	1,000.00	894.00	10.26	1,014.37	10.92	2.15
R	1,000.00	896.30	7.89	1,016.89	8.39	1.65
Y	1,000.00	897.90	5.50	1,019.41	5.85	1.15
R5	1,000.00	897.90	5.50	1,019.41	5.85	1.15
R6	1,000.00	898.70	5.50	1,019.41	5.85	1.15

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2015 through October 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23                         Invesco Global Infrastructure Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Global Infrastructure Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 9-10, 2015, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2015.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the performance and investment management services provided by Invesco Advisers and the Affiliated Sub-Advisers to a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Board also receives a report and this independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 10, 2015, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Evaluation of Investment Advisory and Sub-Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board noted that the Fund recently began operations and that no comparative performance data was available.

C.	Advisory and Sub-Advisory Fees

The Board noted that the Fund had not been in operation long enough to become profitable and that Invesco Advisers was continuing to take entrepreneurial risk in operating the Fund.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 2016 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts with investment strategies comparable to those of the Fund.

24                         Invesco Global Infrastructure Fund

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board noted that although Invesco Advisers received a minimal amount of revenues from advising the Fund, Invesco Advisers and its subsidiaries did not make a profit from managing the Fund. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

25                         Invesco Global Infrastructure Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2015:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$0.00
Qualified Dividend Income*	96.06%
Corporate Dividends Received Deduction*	55.25%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$5,050

26                         Invesco Global Infrastructure Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			145	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc..

			145	None
[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Global Infrastructure Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	145	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	145	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Chairman, Board of Governors, Western Golf Association	145	Chairman of the Board of Trustees, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			145	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			145	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	145	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	145	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	145	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	145	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	145	None

T-2                         Invesco Global Infrastructure Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	145	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Global Infrastructure Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc..	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company.

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Global Infrastructure Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338                         GBLI-AR-1                                                          Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2015

Invesco Global Market Neutral Fund
Nasdaq:
A: MKNAX ■ C: MKNCX ■ R: MKNRX ■ Y: MKNYX ■ R5: MKNFX ■ R6: MKNSX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period. I hope you find this report of interest.

The US economy expanded and unemployment declined throughout the reporting period. Continuing low energy prices benefited consumers, but a strong US dollar crimped corporate profits. The US Federal Reserve signaled that it was increasingly likely to raise interest rates, based on generally positive economic data, but uncertainty remained about when it might act. Overseas, the story was much different. Low energy prices hurt the economies of some oil-producing nations, such as Brazil and Russia. During the reporting period, the European

Central Bank as well as central banks in China and Japan – among other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness.

Investor uncertainty, such as we saw for much of the reporting period – and market volatility, such as we saw at the end of the reporting period – are unfortunate facts of life when it comes to investing. Some investors use these things as excuses to delay saving and investing for their long-term financial goals. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                          Invesco Global Market Neutral Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                          Invesco Global Market Neutral Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2015, Class A shares of Invesco Global Market Neutral Fund (the Fund), at net asset value (NAV), outperformed the Citigroup 90-Day Treasury Bill Index, the Fund’s broad market/style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/14 to 10/31/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.16%
Class C Shares	-0.35
Class R Shares	-0.01
Class Y Shares	0.47
Class R5 Shares	0.47
Class R6 Shares	0.47
Citigroup 90-Day Treasury Bill Index▼ (Broad Market/Style-Specific Index)	0.02
Lipper Alternative Equity Market Neutral Index■ (Peer Group Index)	-1.72

 Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

World equity markets delivered modestly positive returns for the fiscal year ended October 31, 2015, with positive returns in the first half and negative returns in the second half. Market-moving headlines during the fiscal year included the rapid decline in oil prices, diverging monetary policies between the US and other developing countries, and slowing economic growth in China, which had negative implications for growth globally.

    As a result of outlooks for global economic growth differing by region, the performance of individual economic sectors varied during the fiscal year. The information technology (IT) sector performed well, especially the Internet software and services industry. The consumer discretionary sector also performed well, due in part to lower gas prices and continued low interest rates. The worst-performing sector was energy, due to an increased supply/demand imbalance, followed by materials, which was hurt by concerns of slowing global demand.

    The Fund generally follows a market neutral strategy, which is designed to produce a portfolio that experiences minimal influence from the return patterns of global equity markets. The Fund implements its strategy by purchasing investments (long positions) with equity expo-sure that we believe to be undervalued and selling short investments (short positions) that we believe to be overvalued in the same industry. Stock selection is the primary source of return for the Fund, which uses offsetting long and short positions to generate return and manage risk.

    As part of the investment process, the Fund evaluates fundamental and behavioral factors to forecast individual securities’ returns and risks, and ranks these securities based on their attractiveness relative to industry and country peers. In a market neutral construct, a positive spread between the top- and bottom-ranked stocks (long and short candidates for the portfolio) typically leads to outperformance relative to the Citigroup 90-Day Treasury Bill Index. During the fiscal year, the Fund benefited most from a positive long/short spread in six of 10 sectors. The widest positive spreads (long versus short) were in the industrials, consumer discretionary and energy sectors. The long/short spread was most negative in the health care and IT sectors, and this detracted from Fund performance for the fiscal year.

    In the industrials sector, both long and short holdings contributed to Fund performance for the fiscal year, with the Fund’s long holdings outperforming its short holdings in the capital goods, commercial

Portfolio Composition
By sector, based on total investments
	Equity Securities		Gross	Net
	Long[1]	Short[2]	Exposure[3]	Exposure[4]
Consumer Discretionary	18.6%	18.6%	37.2%	0.0%
Industrials	18.2	13.8	32.0	4.4
Information Technology	17.1	16.6	33.7	0.5
Energy	11.5	10.8	22.3	0.7
Health Care	8.6	8.1	16.7	0.5
Consumer Staples	6.8	7.0	13.8	-0.2
Materials	3.9	4.2	8.1	-0.3
Financials	3.6	8.5	12.1	-4.9
Telecommunication Services	2.6	2.2	4.8	0.4
Utilities	2.1	2.9	5.0	-0.8
Money Market Funds
Plus Other Assets Less Liabilities	7.0	–	7.0	7.0
Total	100.0	92.7	192.7	7.3

1	Represents the value of the equity securities in the portfolio.
2	Represents the value of the equity securities underlying the Fund’s equity short portfolio swap.
3	Represents the cumulative exposure of the Fund’s long and short positions.
4	Represents the net exposure of the Fund’s long and short positions.

Total Net Assets	$19.8 million

Data presented here are as of October 31, 2015.

4                         Invesco Global Market Neutral Fund

and professional services, and non-airline transportation industries. Within the consumer discretionary sector, the Fund’s long holdings in the auto and media industries, and its short holdings in consumer services industries (such as entertainment, restaurants and leisure) were the strongest contributors to Fund performance for the reporting period.

    Conversely, in the health care sector, several short biotechnology holdings increased in price and detracted from Fund performance for the fiscal year. In the IT sector, the Fund’s long holdings in the computer and electronics industry detracted from Fund performance while its short holdings in Internet software and services and IT services and software industries outpaced its long holdings, hindering Fund returns for the reporting period.

    At the end of the reporting period, the Fund’s largest gross sector exposures were in the IT, consumer discretionary and industrials sectors.

    Please note that the Fund may utilize derivative instruments that include equity total return swaps and futures contracts. During the reporting period, the Fund utilized equity total return swaps to efficiently implement its strategy, but did not use future contracts. The implementation impact of using equity total return swaps is a component of transaction costs. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your investment in Invesco Global Market Neutral Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Michael Abata Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Market Neutral Fund.

He joined Invesco in 2011. Mr. Abata earned a BA in economics from Binghamton University.

Uwe Draeger Portfolio Manager, is manager of Invesco Global Market Neutral Fund. He joined Invesco in 2005. Mr. Draeger earned a

Diplom Ökonom degree from Hochschule für Ökonomie Berlin, an MA from City of London Polytechnic and an MBA from Anglia Business School (Cambridge).

Nils Huter Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Market Neutral Fund.

He joined Invesco in 2007. Mr. Huter earned a business administration degree “Diplom Kaufmann (FH)” from the University of Applied Sciences and Arts in Hildesheim.

Charles Ko Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Market Neutral Fund.

He joined Invesco in 2012. Mr. Ko earned a BS from MIT and an MBA from Yale University.

Jens Langewand Portfolio Manager, is manager of Invesco Global Market Neutral Fund. He joined Invesco in 2007.

Mr. Langewand earned a Diplom Kaufmann degree from the University of Münster and a PhD from the University of Augsburg.

Andrew Waisburd Portfolio Manager, is manager of Invesco Global Market Neutral Fund. He joined Invesco in 2008.

Mr. Waisburd earned a BS in statistics from Cornell University and an MS and a PhD in finance from Indiana University.

5                          Invesco Global Market Neutral Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 12/19/13

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

sources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

■	The Citigroup 90-Day Treasury Bill Index is an unmanaged index representative of three-month Treasury bills.
■	The Lipper Alternative Equity Market Neutral Index is an unmanaged index considered representative of funds that employ portfolio strategies generating consistent returns in both up and down markets by selecting positions with a total net market exposure of zero.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial re-porting purposes, and as such, the NAVs for shareholder transactions and the re-turns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                          Invesco Global Market Neutral Fund

Average Annual Total Returns
As of 10/31/15, including maximum applicable sales charges

Class A Shares
Inception (12/19/13)	-0.37	%*
1 Year	-5.34

Class C Shares
Inception (12/19/13)	1.99	%*
1 Year	-1.33

Class R Shares
Inception (12/19/13)	2.43	%*
1 Year	-0.01

Class Y Shares
Inception (12/19/13)	2.96	%*
1 Year	0.47

Class R5 Shares
Inception (12/19/13)	2.96	%*
1 Year	0.47

Class R6 Shares
Inception (12/19/13)	2.96	%*
1 Year	0.47
*	Amount includes the effect of the Adviser pay-in for an economic loss of $0.41 per share. Had the pay-in not been made, average annual total returns were estimated at -2.51%, -0.23%, 0.22%, 0.75%, 0.75% and 0.75% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

Average Annual Total Returns
As of 9/30/15, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/19/13)	-0.50	%**
1 Year	-5.70

Class C Shares
Inception (12/19/13)	2.03	%**
1 Year	-1.71

Class R Shares
Inception (12/19/13)	2.44	%**
1 Year	-0.49

Class Y Shares
Inception (12/19/13)	2.94	%**
1 Year	-0.01

Class R5 Shares
Inception (12/19/13)	2.99	%**
1 Year	0.09

Class R6 Shares
Inception (12/19/13)	2.99	%**
1 Year	0.09
**	Amount includes the effect of the Adviser pay-in for an economic loss of $0.41 per share. Had the pay-in not been made, average annual total returns were estimated at -2.74%, -0.30%, 0.12%, 0.62%, 0.68% and 0.68% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.62%, 2.37%, 1.87%, 1.37%, 1.37% and 1.37%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 4.62%, 5.37%, 4.87%, 4.37%, 4.34% and 4.34%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2017. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2017. See current prospectus for more information.

7                          Invesco Global Market Neutral Fund

Invesco Global Market Neutral Fund’s investment objective is to seek to provide a positive return over a full market cycle from a broadly diversified portfolio of stocks while seeking to limit exposure to the general risks associated with stock market investing.

■	Unless otherwise stated, information presented in this report is as of October 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Currency/exchange rate risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other mutual funds because the Fund will implement its investment strategy primarily through derivative instruments rather than direct investments in stocks and bonds.

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results. In particular, there is no guarantee that the portfolio manager’s stock selection process will produce a market neutral portfolio that reduces or eliminates the Fund’s exposure to general stock market risk in the jurisdictions in which the Fund invests, sector or industry-specific risk or market capitalization risk. In addition, the Fund’s market neutral investment strategy will likely cause the Fund to underperform the broader equity markets in which the Fund invests during market rallies. Such underperformance could be significant during sudden or significant market rallies. Although the Fund seeks to provide a positive return, investors may lose money by investing in the Fund.

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Preferred securities risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.
■	Short sales risk. Short sales may cause the Fund to repurchase a security at a higher price, thereby causing the Fund to incur a loss. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited. In order to establish a short position in a security, the Fund must borrow the security from a broker. The Fund may not always be able to borrow a security the Fund seeks to sell short at a particular time or at an acceptable price. The Fund also may not always be able to close out the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Fund will incur increased transaction costs associated with selling securities short. In addition, taking short positions in securities results in a form of leverage which may cause the Fund to be volatile.
■	Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial re-

continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

8                 Invesco Global Market Neutral Fund

Schedule of Investments

October 31, 2015

	Shares	Value
Common Stocks & Other Equity Interests–93.02%
Australia–3.26%
Blackmores Ltd.	854	$102,109
Caltex Australia Ltd.	9,687	216,205
Echo Entertainment Group Ltd.	68,574	249,880
Ramsay Health Care Ltd.	1,775	77,930
		646,124

Canada–3.23%
Barrick Gold Corp.	7,000	53,797
Canadian Tire Corp., Ltd.–Class A	1,000	87,956
Dollarama Inc.	2,700	182,374
Dominion Diamond Corp.	10,200	107,873
Enerplus Corp.	13,100	61,809
Metro Inc.	1,800	51,466
Stantec Inc.	1,200	30,117
Suncor Energy, Inc.	1,500	44,632
Teck Resources Ltd.–Class B	3,600	21,087
		641,111

China–1.76%
Yangzijiang Shipbuilding Holdings Ltd.	392,900	349,094

Denmark–3.44%
Pandora A/S	2,883	331,899
Vestas Wind Systems A/S	6,032	350,541
		682,440

Finland–0.76%
Neste Oyj	6,210	151,239

France–2.80%
Peugeot S.A.(a)	20,554	362,217
Technicolor S.A.	7,992	54,209
Valeo S.A.	902	139,284
		555,710

Germany–4.48%
Aurubis AG	2,106	140,811
Continental AG	320	76,961
Duerr AG	350	29,163
Gerresheimer AG	670	52,291
KUKA AG	1,237	104,596
ProSiebenSat.1 Media SE	7,311	395,483
Salzgitter AG	3,049	88,033
		887,338

Israel–0.46%
Bezeq The Israeli Telecommunication Corp. Ltd.	27,543	59,211
Delek Group Ltd.	133	32,136
		91,347

	Shares	Value
Japan–19.49%
Asahi Glass Co., Ltd.	5,000	$28,489
Brother Industries, Ltd.	2,500	31,828
Dai Nippon Printing Co., Ltd.	32,000	329,779
Daihatsu Motor Co., Ltd.	8,400	102,458
Daiichi Sankyo Co., Ltd.	9,800	191,024
Daiichikosho Co., Ltd.	2,400	79,663
Daito Trust Construction Co., Ltd.	1,000	108,172
DeNA Co., Ltd.	9,700	155,515
Denka Co. Ltd.	54,000	249,564
FamilyMart Co., Ltd.	3,900	159,190
Ibiden Co., Ltd.	4,500	61,875
Iida Group Holdings Co., Ltd.	14,400	268,948
Kaken Pharmaceutical Co., Ltd.	1,400	96,362
Konica Minolta Inc.	11,000	112,966
Marubeni Corp.	17,400	100,211
Miraca Holdings Inc.	2,000	88,862
Nippon Electric Glass Co., Ltd.	14,000	68,564
Nippon Paper Industries Co., Ltd.	2,500	46,202
Nippon Telegraph & Telephone Corp.	9,400	345,198
Nomura Real Estate Holdings, Inc.	3,900	82,871
Osaka Gas Co., Ltd.	23,000	90,351
Sekisui Chemical Co., Ltd.	3,000	35,255
TDK Corp.	1,800	114,183
Tokyo Gas Co., Ltd.	66,000	325,880
Toppan Printing Co. Ltd.	26,000	232,399
West Japan Railway Co.	5,100	356,796
		3,862,605

Jordan–0.56%
Hikma Pharmaceuticals PLC	3,323	110,870

Macau–0.32%
MGM China Holdings Ltd.	43,600	63,492

Netherlands–0.96%
Heineken N.V.	718	65,469
NXP Semiconductors N.V.(a)	1,600	125,360
		190,829

New Zealand–0.55%
SKYCITY Entertainment Group Ltd.	29,153	78,925
Spark New Zealand Ltd.	13,027	29,642
		108,567

Norway–0.24%
DNB ASA	3,810	48,341

Singapore–0.26%
SATS Ltd.	18,800	50,862

Sweden–1.38%
Hennes & Mauritz AB–Class B	1,659	64,363

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Global Market Neutral Fund

	Shares	Value
Sweden–(continued)
Intrum Justitia AB	3,627	$129,689
Loomis AB–Class B	3,027	78,491
		272,543

Switzerland–1.57%
Forbo Holding AG	78	88,789
Georg Fischer AG	232	142,460
Lonza Group AG	545	79,895
		311,144

United Kingdom–5.75%
AstraZeneca PLC	673	42,963
Fiat Chrysler Automobiles N.V.(a)	10,270	151,007
ITV PLC	90,704	352,049
Moneysupermarket.com Group PLC	60,017	309,249
Next PLC	650	80,010
Royal Dutch Shell PLC–Class B	1,828	47,754
Subsea 7 S.A.	5,792	45,433
WH Smith PLC	4,232	111,076
		1,139,541

United States–41.75%
AbbVie Inc.	2,200	131,010
AECOM(a)	2,000	58,940
Amgen Inc.	800	126,544
Annaly Capital Management Inc.	6,200	61,690
Apple Inc.	3,100	370,450
Archer-Daniels-Midland Co.	7,800	356,148
Best Buy Co., Inc.	4,500	157,635
Brocade Communications Systems, Inc.	9,800	102,116
Bunge Ltd.	3,500	255,360
Cardinal Health, Inc.	800	65,760
Cepheid, Inc.(a)	2,200	73,480
Chesapeake Energy Corp.	20,100	143,313
Cisco Systems, Inc.	5,500	158,675
Citigroup Inc.	6,900	366,873
Community Health Systems Inc.(a)	2,200	61,688
Computer Sciences Corp.	1,200	79,908
Dean Foods Co.	7,900	143,069
Denbury Resources Inc.	9,300	32,922
Devon Energy Corp.	800	33,544
Frontier Communications Corp.	15,800	81,212
GameStop Corp.–Class A	2,700	124,389
General Dynamics Corp.	2,400	356,592
General Electric Co.	6,000	173,520
Gilead Sciences, Inc.	2,800	302,764
Hess Corp.	6,000	337,260

	Shares	Value
United States–(continued)
HollyFrontier Corp.	600	$29,382
Huntington Ingalls Industries, Inc.	1,000	119,940
Intel Corp.	9,500	321,670
InterDigital, Inc.	3,000	152,220
JetBlue Airways Corp.(a)	3,300	81,972
Leidos Holdings, Inc.	6,700	352,219
Lexmark International, Inc.–Class A	1,800	58,482
LyondellBasell Industries N.V.–Class A	800	74,328
ManpowerGroup Inc.	300	27,534
Marathon Petroleum Corp.	1,200	62,160
Murphy Oil Corp.	1,200	34,116
NetApp, Inc.	2,700	91,800
NeuStar, Inc.–Class A(a)	1,700	46,223
Newfield Exploration Co.(a)	2,500	100,475
Northrop Grumman Corp.	2,100	394,275
NVIDIA Corp.	6,300	178,731
Oracle Corp.	1,800	69,912
Pfizer Inc.	2,100	71,022
Pilgrim’s Pride Corp.	11,700	222,183
Pitney Bowes Inc.	3,700	76,405
Polycom, Inc.(a)	3,100	42,718
Superior Energy Services, Inc.	5,400	76,464
Target Corp.	700	54,026
Tech Data Corp.(a)	1,300	94,627
Tesoro Corp.	800	85,544
Transocean Ltd.	21,400	338,762
United Therapeutics Corp.(a)	900	131,967
Valero Energy Corp.	6,200	408,704
VeriSign, Inc.(a)	1,900	153,140
Voya Financial, Inc.	1,000	40,570
Western Union Co. (The)	6,700	128,975
		8,275,408
Total Common Stocks & Other Equity Interests (Cost $17,971,798)		18,438,605

Money Market Funds–10.32%
Liquid Assets Portfolio–Institutional Class, 0.16%(b)	1,022,522	1,022,522
Premier Portfolio–Institutional Class, 0.12%(b)	1,022,521	1,022,521
Total Money Market Funds (Cost $2,045,043)		2,045,043
TOTAL INVESTMENTS–103.34% (Cost $20,016,841)		20,483,648
OTHER ASSETS LESS LIABILITIES–(3.34)%		(661,820)
NET ASSETS–100.00%		$19,821,828

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Global Market Neutral Fund

Open Total Return Swap Agreements
Reference Entity	Counterparty	Expiration Date	Floating Rate(1)	Notional Value	Unrealized Appreciation (Depreciation)		Net Value of Reference Entities
Australia Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds Floating Rate	$(419,720)	$9,196		$(410,482)
Canada Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds Floating Rate	(604,094)	18,028		(585,143)
Denmark Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds Floating Rate	(450,418)	(9,529)		(459,904)
Hong Kong Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds Floating Rate	(174,692)	(25,757)		(200,434)
Japan Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds Floating Rate	(4,093,109)	(75,924)		(4,162,703)
New Zealand Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds Floating Rate	(66,094)	(156)		(66,244)
Norway Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds Floating Rate	(290,256)	18,757		(271,476)
Singapore Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds Floating Rate	(403,960)	24,689		(379,236)
Spain Equity Securities-Short	Morgan Stanley & Co. LLC	02/13/17	Federal Funds Floating Rate	(129,190)	7,640		(121,539)
Supranational Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds Floating Rate	(1,933,131)	(8,951)		(1,941,905)
Sweden Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds Floating Rate	(276,002)	1,356		(274,623)
Switzerland Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds Floating Rate	(553,374)	14,326		(539,000)
United Kingdom Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds Floating Rate	(837,050)	(15,372)		(852,373)
United States Equity Securities-Short	Morgan Stanley & Co. LLC	12/21/15	Federal Funds Floating Rate	(7,995,111)	(168,486)		(8,159,734)
Total Return Swap Agreements — Equity Risk					$(210,183	)(2)(3)	$(18,424,796)

(1)	The Fund receives or pays the total return on the short positions underlying the total return swap, and receives a specific Federal Funds Floating Rate. The total return swaps are settled in U.S. Dollar.
(2)	Amount includes $(8,823) of dividends and financing fees.
(3)	Swaps are collateralized by $60,477 cash held with the Counterparty.

The following table represents the individual short positions and related values of equity securities underlying the total return swaps with Morgan Stanley & Co. LLC, as of October 31, 2015.

	Shares	Value
Equity Securities — Short
Australia
ALS Ltd.	(14,295)	$(52,498)
Crown Resorts Ltd.	(31,375)	(256,400)
Insurance Australia Group Ltd.	(25,393)	(101,584)
		(410,482)

Canada
AltaGas Ltd.	(4,300)	(111,010)
Enbridge Inc.	(3,100)	(132,491)
Gildan Activewear Inc.	(2,600)	(74,737)
Northland Power Inc.	(3,500)	(45,232)
Rogers Communications, Inc.–Class B	(2,200)	(87,532)
Tahoe Resources Inc.	(5,100)	(42,588)
Tourmaline Oil Corp.	(4,400)	(91,553)
		(585,143)

Denmark
Carlsberg AS–Class B	(605)	(49,600)
Genmab AS	(3,706)	(365,583)
Jyske Bank AS	(916)	(44,721)
		(459,904)

Hong Kong
Esprit Holdings Ltd.	(88,700)	(99,909)
Hong Kong & China Gas Co. Ltd.	(49,500)	(100,525)
		(200,434)

	Shares	Value
Japan
Asics Corp.	(8,700)	$(242,608)
Dentsu Inc.	(1,100)	(62,443)
Fast Retailing Co., Ltd.	(500)	(183,890)
Hamamatsu Photonics K.K.	(1,400)	(35,966)
Hulic Co. Ltd.	(13,000)	(122,383)
Isetan Mitsukoshi Holdings Ltd.	(7,500)	(121,509)
JGC Corp.	(21,000)	(334,831)
Kagome Co., Ltd.	(21,500)	(366,856)
Keyence Corp.	(700)	(368,824)
Kikkoman Corp.	(2,000)	(63,230)
Kintetsu Group Holdings Co., Ltd.	(8,000)	(31,093)
Kyushu Electric Power Co. Inc.	(11,100)	(135,036)
M3 Inc.	(4,200)	(82,037)
Mazda Motor Corp.	(4,000)	(79,705)
MISUMI Group Inc.	(14,400)	(189,621)
MonotaRO Co., Ltd.	(4,600)	(119,508)
NGK Spark Plug Co., Ltd.	(2,000)	(49,242)
Nintendo Co., Ltd.	(1,900)	(306,721)
Nippon Paint Holdings Co., Ltd.	(7,800)	(166,575)
Ono Pharmaceutical Co., Ltd.	(1,200)	(165,874)
Shimadzu Corp.	(5,000)	(78,520)
Shimano Inc.	(400)	(63,578)
SoftBank Group Corp.	(600)	(33,796)
Sumco Corp.	(8,400)	(85,483)
Sumitomo Realty & Development Co., Ltd.	(1,000)	(33,181)
Topcon Corp.	(12,600)	(183,774)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Global Market Neutral Fund

	Shares	Value
Japan-(continued)
Tsuruha Holdings Inc.	(4,300)	$(342,803)
Yamaha Motor Co., Ltd.	(5,000)	(113,616)
		(4,162,703)

New Zealand
Auckland International Airport Ltd.	(18,597)	(66,244)

Norway
Schibsted ASA–Class A	(5,829)	(195,528)
Schibsted ASA–Class B	(2,435)	(75,948)
		(271,476)

Singapore
Sembcorp Industries Ltd.	(148,400)	(379,236)

Spain
Banco Popular Espanol S.A.	(31,887)	(121,539)

Supranational
adidas AG	(1,258)	(112,818)
Alstom S.A.	(8,720)	(284,421)
Altice NV–A	(1,882)	(32,597)
ASML Holding N.V.	(1,498)	(139,382)
Bayerische Motoren Werke AG	(1,992)	(204,515)
Celesio AG	(4,189)	(116,548)
CNH Industrial N.V.	(8,000)	(54,105)
Enel Green Power SpA	(31,280)	(66,217)
Galp Energia, SGPS, S.A.	(8,754)	(94,699)
MorphoSys AG	(4,770)	(295,168)
Remy Cointreau S.A.	(2,269)	(158,172)
SBM Offshore N.V.	(13,691)	(187,673)
Technip S.A.	(893)	(46,651)
ThyssenKrupp AG	(1,555)	(31,371)
UCB S.A.	(756)	(65,446)
United Internet AG	(1,003)	(52,122)
		(1,941,905)

Sweden
Lundin Petroleum AB	(7,585)	(109,661)
Saab AB–Class B	(1,714)	(48,297)
Volvo AB–Class B	(11,229)	(116,665)
		(274,623)

Switzerland
Aryzta AG	(2,579)	(116,385)
Barry Callebaut AG	(49)	(58,852)
Basilea Pharmaceutica Ltd.	(783)	(81,366)
Chocoladefabriken Lindt & Spruengli AG	(8)	(48,852)
Panalpina Welttransport Holding AG	(249)	(28,470)
Syngenta AG	(609)	(205,075)
		(539,000)

United Kingdom
Amec Foster Wheeler PLC	(3,836)	(42,051)
Diageo PLC	(3,142)	(91,001)

	Shares	Value
United Kingdom–(continued)
Dixons Carphone PLC	(28,932)	$(205,774)
Fresnillo PLC	(8,996)	(101,251)
Glencore PLC	(26,782)	(46,454)
Intertek Group PLC	(2,233)	(90,375)
Johnson Matthey PLC	(2,234)	(89,037)
Ophir Energy PLC	(58,311)	(86,263)
UBM PLC	(12,689)	(100,167)
		(852,373)

United States
ACI Worldwide Inc.	(2,100)	(50,295)
Alexander & Baldwin Inc.	(3,900)	(147,186)
Allergan PLC	(300)	(92,541)
Alphabet Inc.–Class C	(500)	(355,405)
Amazon.com Inc.	(600)	(375,540)
Anixter International Inc.	(1,200)	(82,296)
Ascena Retail Group, Inc.	(3,400)	(45,288)
athenahealth, Inc.	(800)	(121,960)
Bank of the Ozarks Inc.	(1,100)	(55,022)
BioMarin Pharmaceutical Inc.	(300)	(35,112)
Bristow Group Inc.	(1,100)	(38,203)
Carpenter Technology Corp.	(2,300)	(76,613)
Cheniere Energy Inc.	(4,000)	(198,080)
Chevron Corp.	(4,100)	(372,608)
Colfax Corp.	(5,400)	(145,584)
Cooper Cos. Inc. (The)	(500)	(76,180)
Cree Inc.	(2,400)	(60,456)
Cypress Semiconductor Corp.	(19,400)	(204,476)
Diamondback Energy Inc.	(500)	(36,920)
Dollar Tree Inc.	(3,100)	(203,019)
Duke Energy Corp.	(700)	(50,029)
Eagle Materials Inc.	(1,200)	(79,236)
Eversource Energy	(2,700)	(137,538)
Exxon Mobil Corp.	(2,300)	(190,302)
Fastenal Co.	(6,800)	(266,288)
Financial Engines Inc.	(2,000)	(64,320)
Finisar Corp.	(4,000)	(45,480)
Five Below Inc.	(800)	(27,472)
Fortune Brands Home & Security Inc.	(7,000)	(366,310)
Genesee & Wyoming Inc.–Class A	(1,100)	(73,810)
Golar LNG Ltd.	(9,800)	(284,298)
Gulfport Energy Corp.	(2,200)	(67,034)
Hexcel Corp.	(2,100)	(97,272)
Howard Hughes Corp. (The)	(2,800)	(346,024)
Intercept Pharmaceuticals Inc.	(200)	(31,440)
Kennedy-Wilson Holdings Inc.	(15,000)	(367,800)
Liberty Global PLC–Class A	(1,000)	(44,520)
Lions Gate Entertainment Corp.	(2,500)	(97,425)
Madison Square Garden Co. (The)–Class A	(133)	(23,800)
Men’s Wearhouse Inc. (The)	(2,000)	(79,960)
National Instruments Corp.	(7,500)	(228,525)
NetSuite Inc.	(1,700)	(144,619)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Global Market Neutral Fund

	Shares	Value
United States–(continued)
NorthStar Realty Finance Corp.	(12,000)	$(144,120)
Panera Bread Co.–Class A	(200)	(35,474)
Puma Bioechnology Inc.	(900)	(74,178)
Reynolds American Inc.	(2,100)	(101,472)
salesforce.com, inc.	(400)	(31,084)
SBA Communications Corp.–Class A	(1,900)	(226,138)
SemGroup Corp.–Class A	(1,300)	(59,215)
Spirit Realty Capital Inc.	(8,100)	(82,458)
Sprint Corp.	(9,400)	(44,462)
SunEdison Inc.	(12,900)	(94,170)
SYNNEX Corp.	(1,100)	(97,284)
T-Mobile US, Inc.	(1,000)	(37,890)
Tesla Motors Inc.	(1,400)	(289,702)
Tractor Supply Co.	(600)	(55,434)
Trimble Navigation Ltd	(6,200)	(141,050)
Ulta Salon Cosmetics & Fragrance, Inc.	(200)	(34,792)
Ultimate Software Group, Inc. (The)	(700)	(143,045)
ViaSat, Inc.	(5,600)	(369,376)
WEC Energy Group Inc.	(900)	(46,404)
Western Alliance Bancorp	(1,700)	(60,775)
Wynn Resorts Ltd.	(1,500)	(104,925)
		(8,159,734)
Total Equity Securities — Short		$(18,424,796)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Global Market Neutral Fund

Statement of Assets and Liabilities

October 31, 2015

Assets:
Investments, at value (Cost $17,971,798)	$18,438,605
Investments in affiliated money market funds, at value and cost	2,045,043
Total investments, at value (Cost $20,016,841)	20,483,648
Foreign currencies, at value (Cost $31,599)	30,962
Receivable for:
Deposits with brokers for swap agreements	60,477
Investments sold	163,381
Fund shares sold	28
Dividends	48,410
Fund expenses absorbed	4,767
Investment for trustee deferred compensation and retirement plans	4,287
Unrealized appreciation on swap agreements — OTC	93,992
Other assets	3,129
Total assets	20,893,081

Liabilities:
Payable for:
Investments purchased	258,032
Amount due custodian	414,466
Swaps payable	2,314
Accrued fees to affiliates	4,225
Accrued trustees’ and officers’ fees and benefits	1,559
Accrued other operating expenses	82,195
Trustee deferred compensation and retirement plans	4,287
Unrealized depreciation on swap agreements — OTC	304,175
Total liabilities	1,071,253
Net assets applicable to shares outstanding	$19,821,828

Net assets consist of:
Shares of beneficial interest	$19,331,488
Undistributed net investment income	206,181
Undistributed net realized gain (loss)	28,246
Net unrealized appreciation	255,913
$19,821,828

Net Assets:
Class A	$5,716,040
Class C	$602,841
Class R	$16,779
Class Y	$12,304,744
Class R5	$516,927
Class R6	$664,497

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	554,374
Class C	59,083
Class R	1,634
Class Y	1,190,563
Class R5	50,001
Class R6	64,265
Class A:
Net asset value per share	$10.31
Maximum offering price per share
(Net asset value of $10.31 ÷ 94.50%)	$10.91
Class C:
Net asset value and offering price per share	$10.20
Class R:
Net asset value and offering price per share	$10.27
Class Y:
Net asset value and offering price per share	$10.34
Class R5:
Net asset value and offering price per share	$10.34
Class R6:
Net asset value and offering price per share	$10.34

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Global Market Neutral Fund

Statement of Operations

For the year ended October 31, 2015

Investment income:
Dividends (net of foreign withholding taxes of $26,764)	$384,832
Dividends from affiliated money market funds	1,143
Total investment income	385,975

Expenses:
Advisory fees	209,990
Administrative services fees	50,000
Custodian fees	10,468
Distribution fees:
Class A	13,880
Class C	4,150
Class R	76
Transfer agent fees — A, C, R and Y	11,644
Transfer agent fees — R5	57
Transfer agent fees — R6	64
Trustees’ and officers’ fees and benefits	19,163
Registration and filing fees	79,446
Professional services fees	87,569
Other	40,533
Total expenses	527,040
Less: Fees waived and expenses reimbursed	(280,755)
Net expenses	246,285
Net investment income	139,690

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(389,922)
Payments by affiliates — See Note 2	210,163
Foreign currencies	22,868
Forward foreign currency contracts	218,650
Swap agreements	(922,448)
(860,689)
Change in net unrealized appreciation of:
Investment securities	243,346
Foreign currencies	3,570
Swap agreements	612,428
859,344
Net realized and unrealized gain (loss)	(1,345)
Net increase in net assets resulting from operations	$138,345

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Global Market Neutral Fund

Statement of Changes in Net Assets

For the year ended October 31, 2015 and the period December 19, 2013 (commencement date) through October 31, 2014

	2015	December 19, 2013 (commencement date) through October 31, 2014
Operations:
Net investment income	$139,690	$59,226
Net realized gain (loss)	(860,689)	929,230
Change in net unrealized appreciation (depreciation)	859,344	(603,431)
Net increase in net assets resulting from operations	138,345	385,025

Distributions to shareholders from net investment income:
Class A	(92,956)	—
Class C	(1,945)	—
Class R	(243)	—
Class Y	(139,674)	—
Class R5	(13,133)	—
Class R6	(11,890)	—
Total distributions from net investment income	(259,841)	—

Distributions to shareholders from net realized gains:
Class A	(5,778)	—
Class C	(137)	—
Class R	(16)	—
Class Y	(7,752)	—
Class R5	(729)	—
Class R6	(660)	—
Total distributions from net realized gains	(15,072)	—

Share transactions–net:
Class A	569,256	5,052,983
Class C	485,504	119,366
Class R	2,696	13,770
Class Y	5,054,439	7,129,394
Class R5	(143,311)	642,586
Class R6	100,158	546,530
Net increase in net assets resulting from share transactions	6,068,742	13,504,629
Net increase in net assets	5,932,174	13,889,654

Net assets:
Beginning of year	13,889,654	—
End of year (includes undistributed net investment income of $206,181 and $1,072,517, respectively)	$19,821,828	$13,889,654

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Global Market Neutral Fund

Statement of Cash Flows

For the year ended October 31, 2015

Cash provided by (used in) operating activities:
Net increase in net assets resulting from operations	$138,345

Adjustments to reconcile the change in net assets applicable from operations to net cash provided by (used in) operating activities:
Purchases of investments	(15,696,998)
Proceeds from disposition of investments	11,610,585
Net change in unrealized appreciation from swap agreements	(612,428)
Increase in swap agreement payable, net	2,314
Decrease in deposits with broker for swaps	12,683
Decrease in receivables and other assets	615,310
Increase in accrued expenses and other payables	10,496
Net unrealized appreciation on investment securities	(243,346)
Net realized loss from investment securities	389,922
Net increase from payments by affiliates — see Note 2	(210,163)
Net cash provided by (used in) operating activities	(3,983,280)

Cash provided by financing activities:
Distributions paid to shareholders	(206,982)
Increase in payable for amount due custodian	414,466
Proceeds from shares of beneficial interest sold	10,246,485
Disbursements from shares of beneficial interest reacquired	(4,450,153)
Net cash provided by financing activities	6,003,816
Net increase in cash and cash equivalents	2,020,536
Cash at beginning of period	55,469
Cash at end of period	$2,076,005

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$67,931

Notes to Financial Statements

October 31, 2015

NOTE 1—Significant Accounting Policies

Invesco Global Market Neutral Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to seek to provide a positive return over a full market cycle from a broadly diversified portfolio of stocks while seeking to limit exposure to the general risks associated with stock market investing.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

17                         Invesco Global Market Neutral Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

18                         Invesco Global Market Neutral Fund

D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such

19                         Invesco Global Market Neutral Fund

transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying equity securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

M.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
N.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $10 billion	1.25%
Over $10 billion	1.15%

For the year ended October 31, 2015, the effective advisory fees incurred by the Fund was 1.25%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.62%, 2.37%, 1.87%, 1.37%, 1.37% and 1.37% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2017. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2015, the Adviser waived advisory fees of $268,989 and reimbursed class level expenses of $4,126, $309, $11, $7,199, $57 and $64, of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

For the year ended October 31, 2015 the Adviser reimbursed the Fund for an economic loss of $210,163.

20                         Invesco Global Market Neutral Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2015, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2015, IDI advised the Fund that IDI retained $803 in front-end sales commissions from the sale of Class A shares and $292 from Class C shares, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended October 31, 2015, there were transfers from Level 1 to Level 2 of $1,380,446 and from Level 2 to Level 1 of $1,036,027, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$351,989	$294,135	$—	$646,124
Canada	641,111	—	—	641,111
China	—	349,094	—	349,094
Denmark	—	682,440	—	682,440
Finland	—	151,239	—	151,239
France	416,426	139,284	—	555,710
Germany	887,338	—	—	887,338
Israel	91,347	—	—	91,347
Japan	—	3,862,605	—	3,862,605
Jordan	110,870	—	—	110,870
Macau	—	63,492	—	63,492
Netherlands	125,360	65,469	—	190,829
New Zealand	29,642	78,925	—	108,567
Norway	—	48,341	—	48,341
Singapore	50,862	—	—	50,862

21                         Invesco Global Market Neutral Fund

	Level 1	Level 2	Level 3	Total
Sweden	$78,491	$194,052	$—	$272,543
Switzerland	88,789	222,355	—	311,144
United Kingdom	309,249	830,292	—	1,139,541
United States	10,320,451	—	—	10,320,451
	13,501,925	6,981,723	—	20,483,648
Swap Agreements*	—	(210,183)	—	(210,183)
Total Investments	$13,501,925	$6,771,540	$—	$20,273,465

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2015:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Equity risk:
Swap agreements(a)	$93,992	$(304,175)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the captions Unrealized appreciation on swap agreements — OTC and Unrealized depreciation on swap agreements — OTC.

Effect of Derivative Investments for the year ended October 31, 2015

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Forward Foreign Currency Contracts	Swap Agreements
Realized Gain (Loss):
Currency risk	$218,650	$—
Equity risk	—	(922,448)
Change in Net Unrealized Appreciation:
Currency risk	—	—
Equity risk	—	612,428
Total	$218,650	$(310,020)

The table below summarizes the two month average notional value of forward foreign currency contracts and the twelve month average notional value of swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Swap Agreements
Average notional value	$6,067,291	$15,868,795

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of October 31, 2015.

Counterparty	Gross amounts of Recognized Assets	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount
		Financial Instruments	Collateral Received
			Non-Cash	Cash
Morgan Stanley & Co. LLC	$93,992	$(93,992)	$—	$—	$—

22                         Invesco Global Market Neutral Fund

Counterparty	Gross amounts of Recognized Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount
		Financial Instruments	Collateral Pledged
			Non-Cash	Cash
Morgan Stanley & Co. LLC	$306,489	$(93,992)	$—	$(60,477)	$152,020

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2015 and the period December 19, 2013 (commencement date) through October 31, 2014:

	2015	2014
Ordinary income	$264,268	$—
Long-term capital gain	10,645	—
Total distributions	$274,913	$—

Tax Components of Net Assets at Period-End:

2015
Undistributed long-term gain	$90,722
Net unrealized appreciation — investments	404,331
Net unrealized appreciation (depreciation) — other investments	(710)
Temporary book/tax differences	(4,003)
Shares of beneficial interest	19,331,488
Total net assets	$19,821,828

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

The Fund does not have a capital loss carryforward as of October 31, 2015.

23                         Invesco Global Market Neutral Fund

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2015 was $15,955,030 and $11,773,966, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$1,778,296
Aggregate unrealized (depreciation) of investment securities	(1,373,965)
Net unrealized appreciation of investment securities	$404,331

Cost of investments for tax purposes is $20,079,317.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency gains, net operating loss and swap agreements, on October 31, 2015, undistributed net investment income was decreased by $746,185, undistributed net realized gain (loss) was increased by $891,192 and shares of beneficial interest was decreased by $145,007. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Year ended October 31, 2015(a)		December 19, 2013 (commencement date) through October 31, 2014
	Shares	Amount	Shares	Amount
Sold:
Class A	148,554	$1,522,177	655,765	$6,691,675
Class C	63,575	648,728	18,382	188,179
Class R	261	2,625	1,366	13,770
Class Y	773,886	7,905,867	716,863	7,349,692
Class R5	—	—	66,552	670,518
Class R6	13,855	142,959	54,557	546,530

Issued as reinvestment of dividends:
Class A	1,092	11,137	—	—
Class C	188	1,908	—	—
Class R	7	71	—	—
Class Y	4,910	50,083	—	—
Class R5	296	3,022	—	—
Class R6	168	1,710	—	—

Reacquired:
Class A	(90,600)	(964,058)	(160,437)	(1,638,692)
Class C	(16,485)	(165,132)	(6,577)	(68,813)
Class Y	(283,495)	(2,901,511)	(21,601)	(220,298)
Class R5	(14,192)	(146,333)	(2,655)	(27,932)
Class R6	(4,315)	(44,511)	—	—
Net increase in share activity	597,705	$6,068,742	1,322,215	$13,504,629

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 41% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 52% of the outstanding shares of the Fund are owned by the Adviser.

24                         Invesco Global Market Neutral Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/15	$10.49	$0.07	$(0.06)	$0.01	$(0.18)	$(0.01)	$(0.19)	$10.31	0.16	%(d)	$5,716	1.61	%(e)	3.28	%(e)	0.69	%(e)	77%
Year ended 10/31/14(f)	10.00	0.04	0.45	0.49	—	—	—	10.49	4.90	(g)	5,197	1.61	(h)	4.61	(h)	0.43	(h)	46
Class C
Year ended 10/31/15	10.41	(0.01)	(0.03)	(0.04)	(0.16)	(0.01)	(0.17)	10.20	(0.35	)(d)	603	2.36	(e)	4.03	(e)	(0.06	)(e)	77
Year ended 10/31/14(f)	10.00	(0.03)	0.44	0.41	—	—	—	10.41	4.10	(g)	123	2.36	(h)	5.36	(h)	(0.32	)(h)	46
Class R
Year ended 10/31/15	10.46	0.05	(0.05)	(0.00)	(0.18)	(0.01)	(0.19)	10.27	(0.01	)(d)	17	1.86	(e)	3.53	(e)	0.44	(e)	77
Year ended 10/31/14(f)	10.00	0.02	0.44	0.46	—	—	—	10.46	4.60	(g)	14	1.86	(h)	4.86	(h)	0.18	(h)	46
Class Y
Year ended 10/31/15	10.52	0.10	(0.06)	0.04	(0.21)	(0.01)	(0.22)	10.34	0.38	(d)	12,305	1.36	(e)	3.03	(e)	0.94	(e)	77
Year ended 10/31/14(f)	10.00	0.06	0.46	0.52	—	—	—	10.52	5.20	(g)	7,311	1.36	(h)	4.36	(h)	0.68	(h)	46
Class R5
Year ended 10/31/15	10.51	0.10	(0.05)	0.05	(0.21)	(0.01)	(0.22)	10.34	0.47	(d)	517	1.36	(e)	2.97	(e)	0.94	(e)	77
Year ended 10/31/14(f)	10.00	0.06	0.45	0.51	—	—	—	10.51	5.10	(g)	671	1.36	(h)	4.33	(h)	0.68	(h)	46
Class R6
Year ended 10/31/15	10.51	0.10	(0.05)	0.05	(0.21)	(0.01)	(0.22)	10.34	0.47	(d)	664	1.36	(e)	2.97	(e)	0.94	(e)	77
Year ended 10/31/14(f)	10.00	0.06	0.45	0.51	—	—	—	10.51	5.10	(g)	573	1.36	(h)	4.33	(h)	0.68	(h)	46

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Amount includes the effect of the Adviser pay-in for an economic loss of $0.11 per share. Had the pay-in not been made, the total return would have been (0.91)%, (1.42)%, (1.09)%, (0.69)%, (0.60)%, and (0.60)% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Ratios are based on average daily net assets (000’s omitted) of $5,552, $415, $15, $9,689, $529 and $599 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of December 19, 2013 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(g)	Amount includes the effect of the Adviser pay-in for an economic loss of $0.41 per share. Had the pay-in not been made, the total return would have been 0.80%, 0.10%, 0.60%, 1.00%, 1.00% and 1.00% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(h)	Annualized.

25                         Invesco Global Market Neutral Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Global Market Neutral Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Invesco Global Market Neutral Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period December 19, 2013 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 23, 2015

Houston, Texas

26                         Invesco Global Market Neutral Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2015 through October 31, 2015.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/15)	Expenses Paid During Period[2]
A	$1,000.00	$1,021.80	$8.19	$1,017.10	$8.17	1.61%
C	1,000.00	1,018.00	11.99	1,013.32	11.96	2.36
R	1,000.00	1,019.90	9.46	1,015.84	9.44	1.86
Y	1,000.00	1,023.80	6.93	1,018.36	6.91	1.36
R5	1,000.00	1,022.80	6.92	1,018.36	6.91	1.36
R6	1,000.00	1,022.80	6.92	1,018.36	6.91	1.36

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2015 through October 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

27                         Invesco Global Market Neutral Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Global Market Neutral Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 9-10, 2015, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2015.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the performance and investment management services provided by Invesco Advisers and the Affiliated Sub-Advisers to a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Board also receives a report and this independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 10, 2015, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board noted that the Fund recently began operations and that no comparative performance data was available.

C.	Advisory and Sub-Advisory Fees

The Board noted that the Fund had not been in operation long enough to become profitable and that Invesco Advisers was continuing to take entrepreneurial risk in operating the Fund.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 29, 2016 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers

28                         Invesco Global Market Neutral Fund

pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board noted that although Invesco Advisers received a minimal amount of revenues from advising the Fund, Invesco Advisers and its subsidiaries did not make a profit from managing the Fund. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

29                         Invesco Global Market Neutral Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2015:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$10,645
Qualified Dividend Income*	81.43%
Corporate Dividends Received Deduction*	26.60%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$12,814
Qualified Interest Income**	0%

**	The above percentage is based on income dividends paid to shareholders during the Fund’s fiscal year.

30                         Invesco Global Market Neutral Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			145	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc..

			145	None
[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Global Market Neutral Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	145	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	145	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Chairman, Board of Governors, Western Golf Association	145	Chairman of the Board of Trustees, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			145	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			145	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	145	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	145	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	145	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	145	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	145	None

T-2                         Invesco Global Market Neutral Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	145	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Global Market Neutral Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc..	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company.

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Global Market Neutral Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	GMN-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2015

Invesco Global Markets Strategy Fund
Nasdaq:
A: GMSDX ■ C: GMSEX ■ R: GMSJX ■ Y: GMSHX ■ R5: GMSKX ■ R6: GMSLX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    The US economy expanded and unemployment declined throughout the reporting period. Continuing low energy prices benefited consumers, but a strong US dollar crimped corporate profits. The US Federal Reserve signaled that it was increasingly likely to raise interest rates, based on generally positive economic data, but uncertainty remained about when it might act. Overseas, the story was much different. Low energy prices hurt the economies of some oil-producing nations, such as Brazil and Russia. During the reporting period, the European Central

Bank as well as central banks in China and Japan – among other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness.

    Investor uncertainty, such as we saw for much of the reporting period – and market volatility, such as we saw at the end of the reporting period – are unfortunate facts of life when it comes to investing. Some investors use these things as excuses to delay saving and investing for their long-term financial goals. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

    Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Global Markets Strategy Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Global Markets Strategy Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2015, Class A shares of Invesco Global Markets Strategy Fund (the Fund), at net asset value (NAV), underperformed the Barclays 3-Month Treasury Bellwether Index, the Fund’s broad market/style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/14 to 10/31/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-0.03%
Class C Shares	-0.73
Class R Shares	-0.20
Class Y Shares	0.33
Class R5 Shares	0.34
Class R6 Shares	0.33
Barclays 3-Month Treasury Bellwether Index▼ (Broad Market/Style-Specific Index)	0.04
Lipper Absolute Return Funds Index¢ (Peer Group Index)	-1.33

Source(s): ▼FactSet Research Systems Inc.; ¢Lipper Inc.

Market conditions and your Fund

The fiscal year ended October 31, 2015 began with government bonds performing well as investors sought refuge in high quality government bonds as volatility returned to equities and cyclical commodity prices softened substantially. The Fund’s tactical overweight exposure to bonds and its short positions in commodities, each obtained through the use of derivatives including swaps and futures, contributed to Fund performance through the end of 2014. The ending of a third round of quantitative easing, similar to previous wind-downs of asset purchase programs, reintroduced volatility into equity markets, resulting in price weakness. The decision by OPEC not to curtail production rates of crude oil led to renewed equity market weakness in December, particularly within the energy space, resulting in equities ending 2014 with a whimper rather than a bang. The Fund’s tactical equity overweight exposures, achieved through the use of futures, helped Fund performance in November but hurt Fund performance in December 2014.

    Equity markets experienced robust gains for the first quarter of 2015 and the Fund’s tactical overweight equity exposures obtained through futures produced positive results, especially in those markets where central banks were still actively involved in quantitative easing. Tactical overweight positions in bonds, obtained through the use of futures, benefited Fund results as most yields declined over the first quarter, continuing the strong price gains from 2014. Factors supporting lower yields included the continued rout in commodity prices, which also tempered fears of an increase in inflationary pressures, renewed geopolitical tensions in the Middle East, and negotiations regarding Greece’s efforts to secure fresh funding from its international creditors. Commodities continued their decline over the first quarter of 2015 in large part due to the ongoing collapse in energy and agricultural prices. Precious metals experienced a strong price increase in January but the Fund’s tactical underweight exposure to gold and silver through the use of derivatives, including swaps and futures, ended up being a drag on Fund performance.

    In the second quarter of 2015, positive equity prices from the beginning of the quarter were largely erased in June as the resurgence of Greek financial troubles and a meaningful correction in Chinese equities triggered a substantial increase in volatility. Tactical overweight exposure to Asian equity markets obtained through the use of futures provided slight gains to the Fund for the quarter. At the same time, European share prices fell and US equities ended the second quarter largely flat. Commodity markets generated mixed results for the second quarter of 2015 with agricultural and energy commodities posting gains, while metals were uniformly weak. Tactical underweight exposure across all commodity complexes through the use of derivatives, including swaps and futures, detracted from overall Fund returns. Government bonds posted large losses for the second quarter of 2015 as threats of an increase in US interest rates, improving economic data out of Europe and rising inflationary readings led to a substantial repricing of the highest quality fixed income markets.

    Bonds rebounded in the third quarter of 2015. Nervous investors sought a perceived safe haven from the continuing decline in commodity prices and renewed volatility in equity prices. During the quarter, economic activity and inflation were weak globally, which enhanced the appeal for bonds and allayed concerns of sustained interest rate hikes across major markets. All of the bond markets in which the Fund invested posted gains for the quarter, with overweight exposure to bond markets obtained through the use of futures contributing to Fund performance. Several factors caused weakness in equities during the third quarter of 2015, including the surprise Chinese renminbi devaluation, disappointing gross domestic product data from Europe and Canada, weak manufacturing data from a host of countries and uncertainty regarding the US Federal Reserve’s policy direction. Tactical shifts to equities in the

Target Risk Allocation and Notional Asset Weights as of 10/31/15

By asset class
Asset Class	Target Risk Allocation*	Notional Asset Weights**
Equities	1.27%	22.32%
Fixed Income	67.91	81.76
Commodities	30.82	-23.76
Total	100.00	80.32
*	Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.
**	Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Allocations. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.

Total Net Assets	$164.1 million

4 Invesco Global Markets Strategy Fund

Fund’s portfolio detracted from Fund performance due primarily to the Fund’s overweight exposure to all equity markets during August 2015 when volatility returned to equities, outweighing otherwise positive results from equity positioning through the use of futures in July and September 2015. Commodity markets continued to decline during the third quarter of 2015 with energy suffering the steepest price declines, as US stockpiles remained well above the five-year seasonal average and a weakening Chinese economy and an increase in Iranian oil production added to fear of a global oil glut. Given the poor performance of commodities during the quarter, the Fund’s defensive posture toward commodities contributed to Fund performance for the third quarter of 2015.

    The fiscal year ended with a strong rebound in equity prices, dampened enthusiasm for perceived safe haven assets like developed government bond markets, and modest declines in broad commodity benchmarks as they continued to be weighed down by US dollar strength, excess supplies and concerns over the Chinese economy. The Fund’s overweight exposure to equities and its strategic long allocations to commodities and equities provided positive performance while tactical exposure to commodities and fixed income detracted from Fund returns for the fiscal year.

    Over the reporting period, we believe the Fund’s strategy of allocating long and short exposures through the use of derivatives helped us to navigate global markets. The Fund’s systematic monthly rebalance that involves evaluating stocks, bonds and commodities using near-term valuations, economic environment, and investor positioning resulted in the Fund slightly underperforming its style-specific benchmark for the fiscal year.

    Please note that our strategy is principally implemented using derivative instruments, including futures, commodity-linked notes and total return swaps. Therefore, all or most of the performance of the Fund, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your commitment to Invesco Global Markets Strategy Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Scott Wolle Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Global Markets Strategy Fund. He joined Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Mark Ahnrud Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Global Markets Strategy Fund. He joined Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Markets Strategy Fund. He joined
Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Markets Strategy Fund. He joined
Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA from Georgia State University.

Christian Ulrich Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Markets Strategy Fund. He joined
Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Assisted by the Invesco Global Asset Allocation Team

5 Invesco Global Markets Strategy Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) Since Inception

Fund and index data from 9/26/12

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 Invesco Global Markets Strategy Fund

Average Annual Total Returns
As of 10/31/15, including maximum applicable sales charges

Class A Shares
Inception	0.32%
1 Year	-5.50

Class C Shares
Inception	1.44%
1 Year	-1.70

Class R Shares
Inception	1.96%
1 Year	-0.20

Class Y Shares
Inception (9/26/12)	2.45%
1 Year	0.33

Class R5 Shares
Inception	2.49%
1 Year	0.34

Class R6 Shares
Inception	2.45%
1 Year	0.33

On August 28, 2013, Class H1 shares converted to Class Y shares.

    Class A shares incepted on August 28, 2013. Performance shown prior to that date is that of Class H1 shares and includes the 12b-1 fees applicable to Class H1 shares.

    Class C shares incepted on August 28, 2013. Performance shown prior to that date is that of Class H1 shares and includes the 12b-1 fees applicable to Class H1 shares.

    Class R shares incepted on August 28, 2013. Performance shown prior to that date is that of Class H1 shares and includes the 12b-1 fees applicable to Class H1 shares.

    Class R5 shares incepted on August 28, 2013. Performance shown prior to that date is that of Class H1 shares and includes the 12b-1 fees applicable to Class H1 shares.

    Class R6 shares incepted on August 28, 2013. Performance shown prior to that date is that of Class H1 shares and includes the 12b-1 fees applicable to Class H1 shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance.

Average Annual Total Returns
As of 9/30/15, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception	-0.02%
1 Year	-6.03

Class C Shares
Inception	1.16%
1 Year	-2.23

Class R Shares
Inception	1.70%
1 Year	-0.83

Class Y Shares
Inception (9/26/12)	2.17%
1 Year	-0.30

Class R5 Shares
Inception	2.17%
1 Year	-0.40

Class R6 Shares
Inception	2.17%
1 Year	-0.30

Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.80%, 2.55%, 2.05%, 1.55%, 1.55% and 1.55%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 2.15%, 2.90%, 2.40%, 1.90%, 1.78% and 1.78%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R,

Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2017. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2017. See current prospectus for more information.

7 Invesco Global Markets Strategy Fund

Invesco Global Markets Strategy Fund’s investment objective is to seek a positive absolute return over a complete economic and market cycle.

■	Unless otherwise stated, information presented in this report is as of October 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will rise when the FRB and central banks raise these rates. This risk is heightened due to the FRB’s quantitative easing program and the “tapering” of other similar foreign central bank actions. This eventual increase in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
■	Commodities tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. The Internal Revenue Service has issued a number of private letter rulings to other mutual funds, including to another Invesco fund (upon which only the fund that received the private letter ruling can rely), which indicate that income from a fund’s investment in certain commodity linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, the Internal Revenue Service suspended issuance of any further private letter rulings in July 2011 pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked notes or the Subsidiary (which guidance might be applied to the Fund retroactively), it could limit the Fund’s ability to pursue its investment strategy and the Fund might not qualify as a regulated investment company for one or more years. In this event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or Fund liquidation. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.

■	Commodity-linked notes risk. The Fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes.

Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.

■	Commodity risk. The Fund’s significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, which may subject the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/ or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because the Fund’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares.
■	Correlation risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because the Fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers the Fund’s risk allocation process may not succeed in achieving its investment objective.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8 Invesco Global Markets Strategy Fund

■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Currency/exchange rate risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other mutual funds because the Fund will implement its investment strategy primarily through derivative instruments rather than direct investments in stocks and bonds.

■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Exchange-traded funds risk. An investment by the Fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund’s shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund’s shares; (3) the listing exchange halting trading of the exchange-traded fund’s shares; (4) failure of the exchange-traded fund’s shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Investments in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund may invest are leveraged. The more the Fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.
■	Exchange-traded notes risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund.

■	Foreign government debt risk. Investments in foreign government debt obligations involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. The Fund’s significant use of derivative continued on page 10

9 Invesco Global Markets Strategy Fund

continued from page 9
instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more market participants.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results. Because the Fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on the Fund’s net asset value. Further, the portfolio managers’ use of short derivative positions and instruments that provide economic leverage increases the volatility of the Fund’s net asset value, which increases the potential of greater losses that may cause the Fund to liquidate positions when it may not be advantageous to do so.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Non-diversification risk. The Fund is non-diversified and can invest a greater portion of its assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it was a diversified fund.
■	Subsidiary risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in this prospectus is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could negatively affect the Fund and its shareholders.
■	US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.
■	Volatility risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

About indexes used in this report

■	The Barclays 3-Month Treasury Bellwether Index measures the performance of Treasury bills with maturities of less than three months.
■	The Lipper Absolute Return Funds Index is an unmanaged index considered representative of absolute return funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

10 Invesco Global Markets Strategy Fund

Consolidated Schedule of Investments

October 31, 2015

	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Securities–36.82%
U.S. Treasury Bills–19.51%(a)
U.S. Treasury Bills	0.08%	01/07/16	$5,000,000	$4,999,449
U.S. Treasury Bills(b)(c)	0.08%	01/07/16	800,000	799,912
U.S. Treasury Bills(b)	0.10%	01/14/16	7,500,000	7,498,858
U.S. Treasury Bills(b)(c)	0.10%	01/14/16	1,200,000	1,199,817
U.S. Treasury Bills(b)	0.13%	01/21/16	7,000,000	6,998,988
U.S. Treasury Bills(b)(c)	0.13%	01/21/16	1,120,000	1,119,838
U.S. Treasury Bills	0.14%	01/28/16	4,640,000	4,639,158
U.S. Treasury Bills(b)(c)	0.14%	01/28/16	770,000	769,860
U.S. Treasury Bills	0.24%	03/03/16	3,440,000	3,438,950
U.S. Treasury Bills(c)	0.24%	03/03/16	560,000	559,829
				32,024,659

U.S. Treasury Notes–17.31%(d)
U.S. Treasury Notes	0.07%	01/31/16	5,500,000	5,500,358
U.S. Treasury Notes(b)	0.07%	01/31/16	910,000	910,059
U.S. Treasury Notes	0.09%	04/30/16	16,380,000	16,382,029
U.S. Treasury Notes(c)(e)	0.09%	04/30/16	2,695,000	2,695,334
U.S. Treasury Notes	0.09%	07/31/16	2,500,000	2,500,231
U.S. Treasury Notes(c)	0.09%	07/31/16	410,000	410,038
				28,398,049
Total U.S. Treasury Securities (Cost $60,415,398)				60,422,708

			Shares
Money Market Funds–63.40%
Liquid Assets Portfolio–Institutional Class, 0.16%(f)			37,067,541	37,067,541
Premier Portfolio–Institutional Class, 0.12%(f)			37,067,542	37,067,542
STIC (Global Series) PLC–U.S. Dollar Liquidity Portfolio (Ireland)–Institutional Class, 0.11%(f)			29,905,570	29,905,570
Total Money Market Funds (Cost $104,040,653)				104,040,653
TOTAL INVESTMENTS–100.22% (Cost $164,456,051)				164,463,361
OTHER ASSETS LESS LIABILITIES–(0.22)%				(358,350)
NET ASSETS–100.00%				$164,105,011

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Brent Crude(c)	Short	61	March-2016	$(3,155,530)	$65,728
Coffee(c)	Short	81	December-2015	(3,673,856)	328,544
Corn(c)	Short	13	December-2015	(248,463)	(5,323)
Cotton No.2(c)	Short	19	December-2015	(601,540)	(8,642)
Gas Oil(c)	Short	78	December-2015	(3,588,000)	621,793
Gasoline Reformulated Blendstock Oxygenate Blending(c)	Short	4	December-2015	(230,429)	(14,751)
Globex Reformulated Blendstock Gasoline Physical(c)	Short	30	December-2015	(1,728,216)	(113,348)
Heating Oil(c)	Short	57	April-2016	(3,766,480)	(46,397)
Natural Gas(c)	Short	108	December-2015	(2,506,680)	790,186
Natural Gas(c)	Short	14	December-2016	(400,260)	20,357
Silver(c)	Short	3	December-2015	(233,505)	125

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11                         Invesco Global Markets Strategy Fund

Open Futures Contracts–(continued)
Futures Contracts	Type of Contract		Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Soybean(c)	Short		64	July-2016	$(2,880,800)	$(18,918)
Soybean Oil(c)	Short		226	December-2015	(3,823,920)	(237,862)
Wheat(c)	Short		52	December-2015	(1,357,200)	(64,030)
WTI Crude(c)	Short		71	December-2015	(3,307,890)	(115,461)
Subtotal — Commodity Risk						$1,202,001

Australia 10 Year Bonds	Long		211	December-2015	$19,464,287	$160,257
Canada 10 Year Bonds	Long		229	December-2015	24,603,885	(462,318)
Euro Bonds	Long		139	December-2015	24,030,853	371,397
Japanese 10 Year Bonds	Long		18	December-2015	22,160,272	114,771
Long Gilt	Long		139	December-2015	25,235,026	(54,524)
U.S. Treasury 20 Year Bonds	Long		141	December-2015	22,057,688	168,910
Subtotal — Interest Rate Risk						$298,493

Dow Jones EURO STOXX 50 Index	Long		87	December-2015	$3,255,783	$216,224
E-Mini S&P 500 Index	Long		49	December-2015	5,080,565	411,412
FTSE 100 Index	Long		59	December-2015	5,749,064	193,637
Hang Seng Index	Long		42	November-2015	6,146,156	(94,748)
Russell 2000 Index Mini	Long		90	December-2015	10,424,700	452,540
Tokyo Stock Price Index	Long		63	December-2015	8,136,695	626,027
Subtotal — Equity Risk						$1,805,092
Total Futures Contracts						$3,305,586

Open Over-The-Counter Total Return Swap Agreements
Swap Agreements	Type of Contract	Counterparty	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Pay a floating rate equal to the Barclays Commodity Strategy 1452 Excess Return Index (Copper) and pay the product of (i) 0.33% of the Notional Amount multiplied by (ii) days in the period divided by 365(c)	Short	Barclays Bank PLC	1,700	October-2016	$(721,401)	$7,987
Pay a floating rate equal to the Barclays Capital Soymeal S2 Nearby Excess Return Index and pay the product of (i) 0.30% of the Notional Amount multiplied by (ii) days in the period divided by 365(c)	Short	Barclays Bank PLC	1,160	January-2016	(1,208,230)	36,939
Pay a floating rate equal to the CIBC Silver Index and pay the product of (i) 0.11% of the Notional Amount multiplied by (ii) days in the period divided by 365(c)	Short	Canadian Imperial Bank of Commerce	9,300	February-2016	(878,871)	18,785
Receiving a return equal to the S&P GSCI Sugar Excess Return A141 Strategy and pay the product of (i) 0.37% of the Notional Amount multiplied by (ii) days in the period divided by 365(c)	Long	Goldman Sachs International	1,600	March-2016	324,289	12,526
Pay a floating rate equal to the S&P GSCI Corn Excess Return AB44 Strategy and pay the product of (i) 0.15% of the Notional Amount multiplied by (ii) days in the period divided by 365(c)	Short	Goldman Sachs International	8,700	October-2016	(302,096)	10,305
Pay a floating rate equal to the S&P GSCI Cotton Excess Return AB31 Strategy and pay the product of (i) 0.20% of the Notional Amount multiplied by (ii) days in the period divided by 365(c)	Short	Goldman Sachs International	78,900	October-2016	(2,741,256)	(46,462)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12                         Invesco Global Markets Strategy Fund

Open Over-The-Counter Total Return Swap Agreements–(continued)
Swap Agreements	Type of Contract	Counterparty	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Receiving a return equal to the S&P GSCI Gold Index Excess Return and pay the product of (i) 0.09% of the Notional Amount multiplied by (ii) days in the period divided by 365(c)	Long	JPMorgan Chase Bank, N.A.	1,600	October-2016	$155,965	$(3,304)
Receiving a return equal to the S&P GSCI Aluminum Dynamic Roll Excess Return Index and pay the product of (i) 0.38% of the Notional Amount multiplied by (ii) days in the period divided by 365(c)	Short	Morgan Stanley Capital Services LLC	23,050	October-2016	(2,044,693)	127,064
Total Swap Agreements — Commodity Risk						$163,840

Notes to Consolidated Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K and Note 4.
(c)	The investment is owned by the Subsidiary. See Note 5.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2015.
(e)	All or a portion of the value was designated as collateral for swap agreements. See Note 1L and Note 4.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13                         Invesco Global Markets Strategy Fund

Consolidated Statement of Assets and Liabilities

October 31, 2015

Assets:
Investments, at value (Cost $60,415,398)	$60,422,708
Investments in affiliated money market funds, at value and cost	104,040,653
Total investments, at value (Cost $164,456,051)	164,463,361
Receivable for:
Fund shares sold	195,215
Dividends and interest	18,918
Fund expenses absorbed	17,343
Swaps receivables — OTC	1,101
Investment for trustee deferred compensation and retirement plans	12,192
Unrealized appreciation on swap agreements — OTC	213,606
Other assets	30,497
Total assets	164,952,233

Liabilities:
Payable for:
Fund shares reacquired	303,893
Variation margin — futures	370,145
Swaps payables — OTC	414
Accrued fees to affiliates	41,422
Accrued trustees’ and officers’ fees and benefits	1,785
Accrued other operating expenses	67,028
Trustee deferred compensation and retirement plans	12,769
Unrealized depreciation on swap agreements — OTC	49,766
Total liabilities	847,222
Net assets applicable to shares outstanding	$164,105,011

Net assets consist of:
Shares of beneficial interest	$163,585,079
Undistributed net investment income (loss)	3,078,977
Undistributed net realized gain (loss)	(6,035,781)
Net unrealized appreciation	3,476,736
$164,105,011

Net Assets:
Class A	$7,418,169
Class C	$8,154,957
Class R	$24,183
Class Y	$47,739,637
Class R5	$9,268
Class R6	$100,758,797

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	764,874
Class C	847,363
Class R	2,496
Class Y	4,905,063
Class R5	952
Class R6	10,352,203
Class A:
Net asset value per share	$9.70
Maximum offering price per share
(Net asset value of $9.70 ÷ 94.50%)	$10.26
Class C:
Net asset value and offering price per share	$9.62
Class R:
Net asset value and offering price per share	$9.69
Class Y:
Net asset value and offering price per share	$9.73
Class R5:
Net asset value and offering price per share	$9.74
Class R6:
Net asset value and offering price per share	$9.73

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14                         Invesco Global Markets Strategy Fund

Consolidated Statement of Operations

For the year ended October 31, 2015

Investment income:
Dividends from affiliated money market funds	$91,287
Interest	26,443
Total investment income	117,730

Expenses:
Advisory fees	2,790,755
Administrative services fees	50,000
Custodian fees	11,233
Distribution fees:
Class A	19,109
Class C	101,518
Class R	121
Transfer agent fees	97,994
Trustees’ and officers’ fees and benefits	21,471
Other	188,246
Total expenses	3,280,447
Less: Fees waived and expenses reimbursed	(471,039)
Net expenses	2,809,408
Net investment income (loss)	(2,691,678)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	354
Foreign currencies	(358,580)
Futures contracts	2,868,514
Swap agreements	(1,425,221)
1,085,067
Change in net unrealized appreciation (depreciation) of:
Investment securities	(1,378)
Futures contracts	632,079
Swap agreements	331,023
961,724
Net realized and unrealized gain	2,046,791
Net increase (decrease) in net assets resulting from operations	$(644,887)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15                         Invesco Global Markets Strategy Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2015 and 2014

	2015	2014
Operations:
Net investment income (loss)	$(2,691,678)	$(2,505,146)
Net realized gain	1,085,067	2,656,273
Change in net unrealized appreciation (depreciation)	961,724	(775,658)
Net increase (decrease) in net assets resulting from operations	(644,887)	(624,531)

Distributions to shareholders from net investment income:
Class A	(101,201)	—
Class C	(82,010)	—
Class R	(320)	—
Class Y	(696,170)	—
Class R5	(175)	—
Class R6	(2,023,415)	—
Total distributions from net investment income	(2,903,291)	—

Distributions to shareholders from net realized gains:
Class A	(119,584)	(94,210)
Class C	(196,803)	(141,449)
Class R	(455)	(647)
Class Y	(705,619)	(692,741)
Class R5	(178)	(647)
Class R6	(2,050,877)	(6,922,506)
Total distributions from net realized gains	(3,073,516)	(7,852,200)

Share transactions–net:
Class A	698,619	6,388,685
Class C	(3,677,350)	11,581,205
Class R	854	14,508
Class Y	13,895,707	30,676,861
Class R6	(8,020,707)	9,379,796
Net increase in net assets resulting from share transactions	2,897,123	58,041,055
Net increase (decrease) in net assets	(3,724,571)	49,564,324

Net assets:
Beginning of year	167,829,582	118,265,258
End of year (includes undistributed net investment income (loss) of $3,078,977 and $3,315,908, respectively)	$164,105,011	$167,829,582

Notes to Consolidated Financial Statements

October 31, 2015

NOTE 1—Significant Accounting Policies

Invesco Global Markets Strategy Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund V Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to seek a positive absolute return over a complete economic and market cycle.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. On August 28, 2013, the Fund began offering Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares and the Fund’s existing Class H1 shares were converted to Class Y shares. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver

16                         Invesco Global Markets Strategy Fund

shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights.

17                         Invesco Global Markets Strategy Fund

Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

18                         Invesco Global Markets Strategy Fund

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
L.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

M.	Other Risks — The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange traded notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

19                         Invesco Global Markets Strategy Fund

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

N.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
O.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $10 billion	1.50%
Over $10 billion	1.25%

For the year ended October 31, 2015, the effective advisory fees incurred by the Fund was 1.50%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.80%, 2.55%, 2.05%, 1.55%, 1.55% and 1.55%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of a Fund directly, but are fees and expenses, including management fees, of the investment companies in which a Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2017. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2015, the Adviser waived advisory fees of $373,045 and reimbursed class level expenses of $9,869, $13,108, $31 and $74,986 for Class A, Class C, Class R and Class Y shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2015, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2015, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2015, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2015, IDI advised the Fund that IDI retained $1,882 in front-end sales commissions from the sale of Class A shares and $1,782 from Class C shares for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

20                         Invesco Global Markets Strategy Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Money Market Funds	$104,040,653	$—	$—	$104,040,653
U.S. Treasury Securities	—	60,422,708	—	60,422,708
	$104,040,653	$60,422,708	$—	$164,463,361
Futures Contracts*	3,305,586	—	—	3,305,586
Swap Agreements*	—	163,840	—	163,840
Total Investments	$107,346,239	$60,586,548	$—	$167,932,787

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2015:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Commodity risk
Futures contracts(a)	$1,826,733	$(624,732)
Swap agreements(b)	213,606	(49,766)
Interest rate risk:
Futures contracts(a)	815,335	(516,842)
Market risk:
Futures contracts(a)	1,899,840	(94,748)
Total	$4,755,514	$(1,286,088)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Values are disclosed on the Consolidated Statement of Assets and Liabilities under the captions Unrealized appreciation on swap transactions — OTC and Unrealized depreciation on swap transactions — OTC.

21                         Invesco Global Markets Strategy Fund

Effect of Derivative Investments for the year ended October 31, 2015

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Futures Contracts	Swap Agreements
Realized Gain (Loss):
Commodity risk	$3,240,630	$(2,133,102)
Interest rate risk	6,700,363	707,881
Market risk	(7,072,479)	—
Change in Unrealized Appreciation (Depreciation):
Commodity risk	210,140	592,177
Interest rate risk	(1,675,868)	(261,154)
Market risk	2,097,807	—
Total	$3,500,593	$(1,094,198)

The table below summarizes the average notional value of futures contracts and swap agreements outstanding during the period.

	Futures Contracts	Swap Agreements
Average notional value	$220,548,518	$18,620,465

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Consolidated Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of October 31, 2015.

Counterparty	Gross amounts of Recognized Assets	Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities			Net Amount
		Financial Instruments	Collateral Received
			Non-Cash	Cash
Subsidiary
Bank of America Merrill Lynch	$439	$(16)	$—	$—	$423
Barclays Bank PLC	45,150	—	—	—	45,150
Canadian Imperial Bank of Commerce	18,833	—	—	—	18,833
Goldman Sachs International	23,221	(23,221)	—	—	—
Morgan Stanley Capital Services LLC	127,064	(319)	—	—	126,745
Total	$214,707	$(23,556)	$—	$—	$191,151

Counterparty	Gross amounts of Recognized Liabilities	Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities			Net Amount
		Financial Instruments	Collateral Pledged
			Non-Cash	Cash
Subsidiary
Bank of America Merrill Lynch	$16	$(16)	$—	$—	$—
Goldman Sachs International	46,538	(23,221)	(23,317)	—	—
JPMorgan Chase Bank, N.A.	3,307	—	(3,307)	—	—
Morgan Stanley Capital Services LLC	319	(319)	—	—	—
Total	$50,180	$(23,556)	$(26,624)	$—	$—

22                         Invesco Global Markets Strategy Fund

NOTE 5—Subsidiary Information

The Fund’s Consolidated Schedule of Investments includes the holdings, including any investments in derivatives, of both the Fund and the Subsidiary. The Fund’s Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets include the account balances of both the Fund and the Subsidiary and all interfund transactions have been eliminated.

The table below summarizes the financial information of the Subsidiary recognized in the consolidated financial statements referred to above.

Selected Financial Information	Invesco Cayman Commodity Fund V Ltd. (the “Subsidiary”)
Total assets	$38,588,918
Total liabilities	415,160
Net assets	38,173,758
Total investment income	14,960
Net investment income (loss)	(654,150)
Net realized gain (loss) from:
Investment securities	50
Futures contracts	3,240,630
Swap agreements	(2,133,103)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(188)
Futures contracts	210,140
Swap agreements	592,177
Increase in net assets resulting from operations	$1,255,556

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2015 and 2014:

	2015	2014
Ordinary income	$3,868,308	$3,950,918
Long-term capital gain	2,108,499	3,901,282
Total distributions	$5,976,807	$7,852,200

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$3,254,918
Net unrealized appreciation — investments	7,310
Net unrealized appreciation — other investments	343,992
Temporary book/tax differences	(12,102)
Capital loss carryforward	(3,074,186)
Shares of beneficial interest	163,585,079
Total net assets	$164,105,011

23                         Invesco Global Markets Strategy Fund

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$1,954,857	$1,119,329	$3,074,186

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Securities

The aggregate amount of long-term U.S. government obligations (other than short-term securities and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2015 was $3,995,147 and $0, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$7,507,925
Aggregate unrealized (depreciation) of investment securities	(7,500,615)
Net unrealized appreciation of investment securities	$7,310

Cost of investments is the same for tax and financial reporting purposes.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of futures contracts, swap agreement income and distributions paid, on October 31, 2015, undistributed net investment income (loss) was increased by $5,358,038 and undistributed net realized gain (loss) was decreased by $5,358,038. This reclassification had no effect on the net assets of the Fund.

24                         Invesco Global Markets Strategy Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended October 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Class A	508,205	$5,092,092	1,164,747	$11,592,503
Class C	268,392	2,710,112	1,937,959	19,362,646
Class R	698	7,143	1,458	14,508
Class Y	6,132,600	61,795,855	6,604,938	66,179,795
Class R6	1,322,303	13,256,829	1,088,964	10,710,094

Issued as reinvestment of dividends:
Class A	20,165	199,635	9,489	93,564
Class C	26,559	262,665	14,309	140,802
Class R	48	472	—	—
Class Y	122,360	1,213,811	69,846	689,379
Class R6	410,679	4,073,939	701,303	6,921,859

Reacquired:
Class A	(461,934)	(4,593,108)	(532,075)	(5,297,382)
Class C	(669,090)	(6,650,127)	(806,676)	(7,922,243)
Class R	(660)	(6,761)	—	—
Class Y	(4,995,636)	(49,113,959)	(3,675,067)	(36,192,313)
Class R6	(2,525,433)	(25,351,475)	(819,568)	(8,252,157)
Net increase in share activity	159,256	$2,897,123	5,759,627	$58,041,055

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in aggregate own 30% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities is also owned beneficially.
In addition, 61% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are mutual funds that are advised by Invesco.

25                         Invesco Global Markets Strategy Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/15	$10.02	$(0.16)	$0.18	$0.02	$(0.15)	$(0.19)	$(0.34)	$9.70	0.18%	$7,418	1.70	%(d)(e)	2.03	%(d)	(1.64	)%(d)	0%
Year ended 10/31/14	10.78	(0.17)	0.09	(0.08)	—	(0.68)	(0.68)	10.02	(0.64)	6,996	1.73		2.06		(1.68)		0
Year ended 10/31/13(f)	10.52	(0.04)	0.30	0.26	—	—	—	10.78	2.47	607	1.99	(g)	2.04	(g)	(1.92	)(g)	0
Class C
Year ended 10/31/15	9.94	(0.24)	0.18	(0.06)	(0.07)	(0.19)	(0.26)	9.62	(0.63)	8,155	2.45	(d)(e)	2.78	(d)	(2.39	)(d)	0
Year ended 10/31/14	10.78	(0.24)	0.08	(0.16)	—	(0.68)	(0.68)	9.94	(1.42)	12,136	2.48		2.81		(2.43)		0
Year ended 10/31/13(f)	10.52	(0.05)	0.31	0.26	—	—	—	10.78	2.47	818	2.74	(g)	2.79	(g)	(2.67	)(g)	0
Class R
Year ended 10/31/15	10.00	(0.19)	0.20	0.01	(0.13)	(0.19)	(0.32)	9.69	0.00	24	1.95	(d)(e)	2.28	(d)	(1.89	)(d)	0
Year ended 10/31/14	10.78	(0.19)	0.09	(0.10)	—	(0.68)	(0.68)	10.00	(0.83)	24	1.98		2.31		(1.93)		0
Year ended 10/31/13(f)	10.52	(0.04)	0.30	0.26	—	—	—	10.78	2.47	10	2.24	(g)	2.29	(g)	(2.17	)(g)	0
Class Y
Year ended 10/31/15	10.05	(0.14)	0.19	0.05	(0.18)	(0.19)	(0.37)	9.73	0.44	47,740	1.45	(d)(e)	1.78	(d)	(1.39	)(d)	0
Year ended 10/31/14	10.79	(0.14)	0.08	(0.06)	—	(0.68)	(0.68)	10.05	(0.44)	36,645	1.48		1.81		(1.43)		0
Year ended 10/31/13	9.91	(0.19)	1.07	0.88	—	—	—	10.79	8.88	6,972	1.82		1.87		(1.75)		0
Year ended 10/31/12(f)	10.00	(0.02)	(0.07)	(0.09)	—	—	—	9.91	(0.90)	10,017	2.00	(g)	6.69	(g)	(1.87	)(g)	0
Class R5
Year ended 10/31/15	10.06	(0.14)	0.19	0.05	(0.18)	(0.19)	(0.37)	9.74	0.44	9	1.45	(d)(e)	1.65	(d)	(1.39	)(d)	0
Year ended 10/31/14	10.79	(0.14)	0.09	(0.05)	—	(0.68)	(0.68)	10.06	(0.34)	10	1.48		1.69		(1.43)		0
Year ended 10/31/13(f)	10.52	(0.03)	0.30	0.27	—	—	—	10.79	2.57	10	1.75	(g)	1.80	(g)	(1.68	)(g)	0
Class R6
Year ended 10/31/15	10.05	(0.14)	0.19	0.05	(0.18)	(0.19)	(0.37)	9.73	0.44	100,759	1.45	(d)(e)	1.65	(d)	(1.39	)(d)	0
Year ended 10/31/14	10.80	(0.14)	0.07	(0.07)	—	(0.68)	(0.68)	10.05	(0.53)	112,019	1.48		1.69		(1.43)		0
Year ended 10/31/13(f)	10.52	(0.03)	0.31	0.28	—	—	—	10.80	2.66	109,848	1.71	(g)	1.76	(g)	(1.64	)(g)	0

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $7,643, $10,152, $24, $58,075, $10 and $110,147 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.11%.
(f)	Commencement date of September 26, 2012 for Class Y shares and August 28, 2013 for Class A, Class C, Class R, Class R5 and Class R6 shares, respectively.
(g)	Annualized.

26                         Invesco Global Markets Strategy Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Global Markets Strategy Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the consolidated financial position of Invesco Global Markets Strategy Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period September 26, 2012 (commencement of operations) through October 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 23, 2015

Houston, Texas

27                         Invesco Global Markets Strategy Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2015 through October 31, 2015.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/15)	Expenses Paid During Period[2]
A	$1,000.00	$967.00	$8.43	$1,016.64	$8.64	1.70%
C	1,000.00	963.90	12.13	1,012.85	12.43	2.45
R	1,000.00	966.00	9.66	1,015.38	9.91	1.95
Y	1,000.00	969.10	7.20	1,017.90	7.38	1.45
R5	1,000.00	969.10	7.20	1,017.90	7.38	1.45
R6	1,000.00	969.10	7.20	1,017.90	7.38	1.45

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2015 through October 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

28                         Invesco Global Markets Strategy Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Global Markets Strategy Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 9-10, 2015, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2015.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the performance and investment management services provided by Invesco Advisers and the Affiliated Sub-Advisers to a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports form the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Board also receives a report and this independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 10, 2015, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board noted that the Fund recently began operations and that comparative performance data for only the past two calendar years was available. The Board compared the Fund’s performance during the past two calendar years to the performance of funds in the Lipper performance universe and against the Lipper Absolute Return Funds Index. The Board noted that performance of Class Y shares of the Fund was in the first quintile of its performance universe for the one and two year periods (the first quintile being the best

29                         Invesco Global Markets Strategy Fund

performing funds and the fifth quintile being the worst performing funds). The Board noted that the Fund’s performance was above the performance of the Index for the one and two year periods. Invesco Advisers noted that performance was largely due to a substantial overweight to developed sovereign debt. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class Y shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees, but that Lipper does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 29, 2016 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that

Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

30                         Invesco Global Markets Strategy Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2015:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$2,108,499
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	1.78%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$929,069

31                         Invesco Global Markets Strategy Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			145	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc..

			145	None
[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Global Markets Strategy Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	145	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	145	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Chairman, Board of Governors, Western Golf Association	145	Chairman of the Board of Trustees, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			145	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			145	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	145	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	145	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	145	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	145	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	145	None

T-2                         Invesco Global Markets Strategy Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	145	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Global Markets Strategy Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc..	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company.

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Global Markets Strategy Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338                         GMS-AR-1                                                          Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2015

Invesco Global Targeted Returns Fund
Nasdaq:
A: GLTAX ■ C: GLTCX ■ R: GLTRX ■ Y: GLTYX ■ R5: GLTFX ■ R6: GLTSX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    The US economy expanded and unemployment declined throughout the reporting period. Continuing low energy prices benefited consumers, but a strong US dollar crimped corporate profits. The US Federal Reserve signaled that it was increasingly likely to raise interest rates, based on generally positive economic data, but uncertainty remained about when it might act. Overseas, the story was much different. Low energy prices hurt the economies of some oil-producing nations, such as Brazil and Russia. During the reporting period, the European

Central Bank as well as central banks in China and Japan – among other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness.

    Investor uncertainty, such as we saw for much of the reporting period – and market volatility, such as we saw at the end of the reporting period – are unfortunate facts of life when it comes to investing. Some investors use these things as excuses to delay saving and investing for their long-term financial goals. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

    Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Global Targeted Returns Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Global Targeted Returns Fund

Management’s Discussion of Fund Performance

 Performance summary

For the fiscal year ended October 31, 2015, Class A shares of Invesco Global Targeted Returns Fund (the Fund), at net asset value (NAV), outperformed the U.S. Three-Month Treasury Bills Index, the Fund’s broad market/style-specific benchmark.

     Your Fund’s long-term performance appears later in this report.

 Fund vs. Indexes

Total returns, 10/31/14 to 10/31/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.49%
Class C Shares	-0.27
Class R Shares	0.17
Class Y Shares	0.72
Class R5 Shares	0.82
Class R6 Shares	0.73
U.S. Three-Month Treasury Bills Index▼ (Broad Market/Style-Specific Index)	0.03
Source(s): ▼Lipper Inc.

Market conditions and your Fund

The Fund targets an annual gross return of 5% above three-month US Treasury bills and aims to achieve this with less than half the volatility of global equities (as represented by the MSCI World Index), over a rolling three-year period. The Fund seeks to achieve these targets by investing in good long-term investment ideas (typically 20 -30) that are combined through a robust risk-managed process in a single portfolio. There is no guarantee that the Fund will achieve a positive return or its target return, and an investor may lose money by investing in the Fund. Each idea reflects a fundamental macroeconomic view with regard to asset classes, geographies, currencies or sectors globally that have the potential to deliver a positive return over a two- to three-year time horizon. We then identify what we believe is the best way to implement these ideas. This can include a wide range of asset types including derivative instruments and underlying investment companies.

    Global equity markets experienced increased volatility during the fiscal year ended October 31, 2015, driven largely by the continued slowdown in energy markets and the economic downturn in China. Developed markets were generally able to withstand these headwinds, even as more fragile emerging markets began to falter.

    As the reporting period began in late 2014, equity markets were processing the fallout from the initial crash in oil prices as OPEC decided to maintain high production despite low prices and slowing global growth. In this environment, commodity-based economies and most currencies underperformed those of the US. The potential positive impact of lower oil prices on consumers and some positive economic data led equity markets higher through the spring of 2015. This strength also helped the markets overcome fears in May and June of 2015 that Greece and the eurozone would fail to reach an agreement on a financial bailout plan.

    In the summer of 2015, fears of a potential economic slowdown in China dominated headlines. The combination of a slowing Chinese economy, a sharp sell-off in domestic Chinese equities and the devaluation of China’s currency, the ren-minbi, contributed to a strong correction in global equity markets. Emerging markets, in particular, were hard hit by

 Portfolio Composition

 By asset type

	Risk Allocation[1]	Notional Value as % of Total Net Assets[2]	Value as % of Total Net Assets[3]
Credit	8.86%	57.87%	0.00%
Equity	33.46	183.92	49.05
Currency	22.19	148.34	2.20
Interest Rate	25.18	229.48	4.99
Volatility[4]	10.31	2.75	1.15
Money Market Funds Plus Other Assets Less Liabilities	-	-	42.61

Total Net Assets	$141.1 million

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of October 31, 2015.

1	The values in this column represent the Adviser’s proprietary measure of risk that each asset type contributes to the Fund. The risk associated with each asset type is calculated by aggregating the independent risk, as of the end of the fiscal period, of each of the Fund’s investment ideas that are included in that asset type. Independent risk is determined by measuring the historical price volatility of the assets or asset classes that comprise the investment idea using a statistical measurement called standard deviation. Standard deviation measures how much historical prices vary from their average over a certain period of time. The risk of each investment idea takes into account the Adviser’s evaluation of the risk dynamics and expected correlation of the components of the investment idea based on historical price movements. Historical price movements may not be representative of future price movements and, therefore, the actual risk of each asset type may be much greater or lower than the values shown. In addition, there are ways to measure risk other than standard deviation which, if used, may have resulted in a different risk allocation.
2	The values in this column represent the gross notional amount of the derivative instruments and other investments held by the Fund, including purchased and written options, futures, forwards, swaps and investment companies. The notional amount of a derivative is the nominal or face amount used to calculate payments made on the instrument. The gross notional amount does not reflect any offsetting or netting of long and short positions. The notional amounts of derivatives and other investments denominated in foreign currencies have been adjusted to the U.S. dollar equivalent using spot exchange rates. See the Consolidated Schedule of Investments for a complete list of derivative instruments held by the Fund as of October 31, 2015.
3	The percentages in this column were calculated by adding the market value of purchased options, the net unrealized appreciation/depreciation of written options, futures, swaps and forwards, and the net asset value of affiliated money market funds held by the Fund. See the Consolidated Schedule of Investments for the complete list of derivative instruments held by the Fund as of October 31, 2015.
4	Includes the volatility and variance swaps held by the Fund, the gains and losses on which are driven by the volatility (i.e., the positive and negative changes in value over time) of a particular asset, such as stocks or currencies, and not by the asset itself.

4                         Invesco Global Targeted Returns Fund

events in China and by continued weak commodity prices – as well as by the US Federal Reserve’s decision to delay raising interest rates, which increased investor uncertainty and market volatility. In October 2015, however, US markets rallied, recovering from their earlier decline and finishing higher for the fiscal year.

    Reflecting some of these macroeconomic developments, the Interest Rates - US Duration idea was the largest contributor to Fund returns during the reporting period. The idea reflected our view that US monetary policy could lead to expectations of higher short-term interest rates while growth and inflation could remain subdued – keeping long-term bond yields low – resulting in a flattening of the yield curve. The idea was implemented through interest rate swaptions. This idea performed well, as long-term interest rates fell, benefiting the Fund’s long duration exposure. We removed the idea during the first quarter of 2015 as we believed it did not have continued return potential (given our economic outlook over the next two to three years) to warrant a place in the Fund.

    The Volatility - Asian Equities vs. US Equities idea reflected our belief that the difference between the implied volatility of US equities versus Asian equities, based on options prices, was historically very low. We believed that Asian equity markets could be inherently more volatile, particularly as their indexes were dominated by financial stocks. We implemented this idea using swaps that isolate the volatility of each market. The idea contributed to Fund performance for the reporting period as equity markets, particularly in Asia, experience sharp movements during the third quarter of 2015.

    The largest detractor from Fund performance for the reporting period was the Currency - Norwegian Krone vs. UK Pound idea. This idea expressed our view that while positive UK economic data had helped strengthen the British pound versus the euro, the potential for higher growth and inflation in Norway could lead to a turn in relative economic drivers, resulting in a strengthening of the Norwe-gian krone versus the UK pound. We implemented this economic view by buying the Norwegian krone and selling the UK pound through currency forwards. A drastic drop in oil prices during the reporting period had a negative impact on the idea as the Fund’s long position in the Nor-wegian krone was hurt by speculation about the potential effect of lower oil revenues on Norway’s economy and by an interest rate cut in December 2014 by the Norwegian central bank.

    Other detractors from Fund performance involved ideas with exposure to emerging markets, which declined significantly during the reporting period. For example, the Interest Rates - Selective Emerging Market (EM) Debt idea reflected our view that there was value in holding selective high yielding EM local currency debt because of their improving economic indicators and fundamentals. To implement this idea, we bought local currency 10-year government bonds in Poland, South Africa, Mexico and Hun-gary. Additionally, we hedged back the local currency exposure to the US dollar and the euro in an attempt to try and protect the idea from additional weakening of local EM currencies. The Equity - EM vs. US idea also created a drag on Fund performance before we removed it in July 2015, due to concerns about the potential impact of a slowdown in China’s economic growth on EM equities.

    While the Fund is focused on the return and risk attributes of each idea individually and its impact on the other ideas in the Fund, there were some shifts in positioning during the reporting period that can be identified more broadly. During the first quarter of 2015, amid concern about the direction of monetary policy, we removed ideas with exposure to interest rates (i.e., long duration) and added ideas that could serve the same defensive role in the Fund but that had the potential to deliver value regardless of market direction. Within equities, we took more specific views in seeking out what we believe are better-valued equity markets such as Japan and Germany, and used options to support the performance of these ideas, in case equity markets faltered.

    At the close of the reporting period, our general outlook called for low but positive global economic growth, with Europe’s recovery challenged by a slowdown in China. We believed global interest rates will remain low as inflation remains subdued, although we recognized the potential for rate increases in the US and the UK, which could negatively affect emerging markets. We remained cautious about equity valuations, although we believed there were select opportunities in equities. In our view, divergent economic policies globally could spur higher levels of market volatility.

    As indicated throughout this report, our investment ideas make significant use of derivative instruments. Therefore, the performance of the Fund can be attributed largely to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    We thank you for your investment in Invesco Global Targeted Returns Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

David Millar Portfolio Manager, is lead manager of Invesco Global Targeted Returns Fund. He joined
Invesco in 2013. Mr. Millar earned a BSc (Hons) degree in mathematical statistics from the University of Cape Town. He is a Fellow of the Institute and Faculty of Actuaries.

Richard Batty Portfolio Manager, is manager of Invesco Global Targeted Returns Fund. He joined Invesco in 2013. Mr. Batty earned a PhD in financial economics from Brunel University.

Dave Jubb Portfolio Manager, is manager of Invesco Global Targeted Returns Fund. He joined Invesco in 2013. Mr. Jubb earned a Bsc (Hons) in mathematics from St. Andrews University. He is a Fellow of the Institute and Faculty of Actuaries.

5                         Invesco Global Targeted Returns Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) Since Inception

Fund and index data from 12/19/13

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 10

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

6                         Invesco Global Targeted Returns Fund

Average Annual Total Returns
As of 10/31/15, including maximum applicable sales charges

Class A Shares
Inception (12/19/13)	-0.45%
1 Year	-5.06

Class C Shares
Inception (12/19/13)	1.82%
1 Year	-0.27

Class R Shares
Inception (12/19/13)	2.33%
1 Year	0.17

Class Y Shares
Inception (12/19/13)	2.84%
1 Year	0.72

Class R5 Shares
Inception (12/19/13)	2.89%
1 Year	0.82

Class R6 Shares
Inception (12/19/13)	2.84%
1 Year	0.73

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.80%, 2.55%, 2.05%, 1.55%, 1.55% and 1.55%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 3.66%, 4.41%, 3.91%, 3.41%, 3.37% and 3.37%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Average Annual Total Returns
As of 9/30/15, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/19/13)	-0.36%
1 Year	-4.09

Class C Shares
Inception (12/19/13)	2.07%
1 Year	-0.29

Class R Shares
Inception (12/19/13)	2.61%
1 Year	1.25

Class Y Shares
Inception (12/19/13)	3.09%
1 Year	1.70

Class R5 Shares
Inception (12/19/13)	3.14%
1 Year	1.79

Class R6 Shares
Inception (12/19/13)	3.09%
1 Year	1.80

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through February 29, 2016. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2017. See current prospectus for more information.

7                         Invesco Global Targeted Returns Fund

Invesco Global Targeted Returns Fund’s investment objective is to seek a positive total return over the long term in all market environments.

■	Unless otherwise stated, information presented in this report is as of October 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will rise when the FRB and central banks raise these rates. This risk is heightened due to the completion of the FRB’s quantitative easing program and the “tapering” of other similar foreign central bank actions. This eventual increase in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
■	Commodities tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. The Internal Revenue Service has issued a number of private letter rulings to other mutual funds, including to another Invesco fund (upon which only the fund that received the private letter ruling can rely), which indicate that income from a fund’s investment in certain commodity linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, the Internal Revenue Service suspended issuance of any further private letter rulings in July 2011 pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked notes or the Subsidiary (which guidance might be applied to the Fund retroactively), it could limit the Fund’s ability to pursue its investment strategy and the Fund might not qualify as a regulated investment company for one or more years. In this event, the Fund’s Board of Trustees (the Board) may authorize a significant change in investment strategy or Fund liquidation. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.
■	Commodity-linked notes risk. The Fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.
■	Commodity risk. The Fund may from time to time have significant investment exposure to the commodities markets, and/or a particular sector of the commodities markets, which may subject the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/ or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because the Fund’s may be linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares.
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Currency/exchange rate risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

8                         Invesco Global Targeted Returns Fund

■	Debt securities risk. The Fund may invest in debt securities that are affected by changing interest rates and changes in their effective maturities and credit quality.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counter-party risk is the risk that the counter-party to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other mutual funds because the Fund will implement its investment strategy primarily through derivative instruments rather than direct investments in stocks and bonds.

■	Emerging markets securities risk. The prices of securities issued by foreign companies and governments located in emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Exchange-traded funds risk. An investment by the Fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund’s shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund’s shares; (3) the listing exchange halting trading of the exchange-traded fund’s shares; (4) failure of the exchange-traded fund’s shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund may invest are leveraged. The more the Fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.
■	Exchange-traded notes risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund.

■	Foreign government debt risk. Investments in foreign government debt obligations involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Fund of funds risk. The Fund’s performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.
■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than continued on page 10

9                         Invesco Global Targeted Returns Fund

continued from page 9

those of high- quality bonds in re- sponse to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Investing in the European Union risk. Many countries in the European Union are susceptible to high economic risks associated with high levels of debt, notably due to investments in sovereign debts of European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. The European Union faces major issues involving its membership, structure, procedures and policies, including the adoption, abandonment or adjustment of the new con- stitutional treaty, the European Union’s enlargement to the south and east, and resolution of the European Union’s problematic fiscal and democratic ac- countability. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets. European countries that are part of the European Economic and Monetary Union may be significantly af- fected by the tight fiscal and monetary controls that the union seeks to impose on its members.
■	Leverage risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instru- ment or transaction and the Fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments, such as derivatives, may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective. The Fund’s significant use of derivatives and leverage could, under certain market conditions, cause the Fund’s losses to be more significant than other mutual funds and, in extreme market conditions, could cause a complete loss of your investment.
■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. The Fund’s significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on mar- kets with more market participants.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results. Because the Fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on the Fund’s net asset value. Further, the portfolio managers’ use of short derivative positions and instruments that provide economic leverage increases the volatility of the Fund’s net asset value, which increases the potential of greater losses that may cause the Fund to liquidate positions when it may not be advantageous to do so.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Non-diversification risk. The Fund is non- diversified and can invest a greater portion of its assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it was a diversified fund. Non-diversification may also permit the Fund to invest a greater per- centage of its assets in one particular investment strategy than would be permitted if the Fund was diversified, thereby increasing the risk of losses in the Fund due to a single strategy.
■	Short sales risk. Short sales may cause the Fund to repurchase a security at a higher price, thereby causing a loss. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.
■	Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
■	Subsidiary risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in this prospectus is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could negatively affect the Fund and its shareholders.
■	US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.
■	Volatility risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

About indexes used in this report

■	The U.S. Three-Month Treasury Bills Index is tracked by Lipper to provide performance for the three-month US Treasury bill.
■	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

continued on page 6

10                         Invesco Global Targeted Returns Fund

Consolidated Schedule of Investments

October 31, 2015

Investments in Affiliated Issuers–82.89%(a)

	% of Net Assets 10/31/15	Value 10/31/14	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain		Dividend Income	Shares 10/31/15	Value 10/31/15
Domestic Equity Funds–5.84%
Invesco Comstock Fund–Class R6	—	$4,320,674	$1,266,276	$(5,666,495)	$(219,851)	$299,396		$36,276	—	$—
Invesco Diversified Dividend Fund–Class R6	5.84%	2,641,686	5,507,869	(67,780)	162,747	51,383		89,735	438,737	8,243,871
Total Domestic Equity Funds		6,962,360	6,774,145	(5,734,275)	(57,104)	350,779		126,011		8,243,871

Fixed-Income Funds–11.78%
Invesco High Yield Fund–Class R6	11.78%	5,038,366	12,290,188	—	(714,446)	—		585,373	4,022,786	16,614,108

Foreign Equity Funds–27.93%
Invesco Asia Pacific Growth Fund–Class Y	7.95%	5,329,933	7,206,347	(230,847)	(1,060,507)	123,419		78,956	380,735	11,216,454
Invesco European Growth Fund–Class Y	9.88%	4,319,208	9,893,847	(270,346)	43,546	126,894		90,793	379,042	13,933,595
Invesco International Growth Fund–Class R6	10.10%	4,393,322	10,325,089	—	(477,251)	139,665		72,591	438,460	14,241,160
Total Foreign Equity Funds		14,042,463	27,425,283	(501,193)	(1,494,212)	389,978		242,340		39,391,209

Money Market Funds–37.34%
Liquid Assets Portfolio–Institutional Class, 0.16%(b)	16.64%	1,983,391	66,555,933	(45,063,362)	—	—		12,466	23,475,962	23,475,962
Premier Portfolio–Institutional Class, 0.12%(b)	16.64%	1,983,392	66,555,933	(45,063,362)	—	—		7,928	23,475,963	23,475,963
STIC (Global Series) PLC–U.S. Dollar Liquidity Portfolio (Ireland)–Institutional Class, 0.10%(b)(c)	4.06%	—	6,674,065	(949,331)	—	—		3,253	5,724,734	5,724,734
Total Money Market Funds		3,966,783	139,785,931	(91,076,055)	—	—		23,647		52,676,659
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $118,569,903)	82.89%	$30,009,972	$186,275,547	$(97,311,523)	$(2,265,762)	$740,757	(d)	$977,371		$116,925,847

		Principal Amount
Sovereign Debt–4.89(e)
Hungary Government Bond (Hungary), Series 23, Class A, Unsec. Bonds, 6.00%, 11/24/2023	HUF	88,330,000	371,521
Hungary Government Bond (Hungary), Series 25, Class B, Unsec. Bonds, 5.50%, 06/24/2025	HUF	244,410,000	1,016,443
Mexico Government Bond (Mexico), Series M 20, Sr. Unsec. Bonds, 10.00%, 12/05/2024	MXN	17,705,700	1,374,492
Poland Government Bond (Poland), Series 0725, Unsec. Bonds, 3.25%, 07/25/2025	PLN	5,823,000	1,583,324
Poland Government Bond (Poland), Series 1023, Unsec. Bonds, 4.00%, 10/25/2023	PLN	4,124,000	1,178,042
South Africa Government Bond (South Africa), Series R186, Unsec. Bonds, 10.50%, 12/21/2026	ZAR	16,394,000	1,368,085
Total Sovereign Debt (Cost $7,467,145)			6,891,907
OPTIONS PURCHASED–6.07% (Cost $9,042,083)			8,557,537
TOTAL INVESTMENTS–93.85% (Cost $135,079,131)			132,375,291
OTHER ASSETS LESS LIABILITIES–6.15%			8,675,350
NET ASSETS–100.00%			$141,050,641

Abbreviations:

HUF	– Hungarian Forint
MXN	– Mexican Peso

PLN	– Polish Zloty
Sr.	– Senior

Unsec.	– Unsecured
ZAR	– South African Rand

Notes to Consolidated Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	The rate shown is the 7-day SEC standardized yield as of October 31, 2015.
(c)	The investment is owned by the Subsidiary. See Note 5.
(d)	Includes $52,034, $151,891, $179,554 and $139,665 of capital gains distributions from Invesco Diversified Dividend Fund, Invesco Asia Pacific Growth Fund, Invesco European Growth Fund and Invesco International Growth Fund, respectively.
(e)	Foreign denominated security. Principal amount is denominated in the currency indicated.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Index Options Purchased
Description	Type of Contract	Broker/Counterparty	Expiration Date	Number of Contracts	Strike Price		Notional Value(f)		Value
HS Index	Call	Goldman Sachs International	12/30/15	6	HKD	24,400	HKD	7,320,000	$5,969
HS Index	Call	HSBC New York	12/30/15	6	HKD	24,800	HKD	7,440,000	3,973
HS Index	Call	Societe Generale	12/30/15	82	HKD	23,800	HKD	97,580,000	146,350
HSCE Index	Call	Goldman Sachs International	12/30/15	180	HKD	11,000	HKD	99,000,000	231,924
HSCE Index	Call	Goldman Sachs International	12/30/15	12	HKD	11,400	HKD	6,840,000	8,585
HSCE Index	Call	HSBC New York	12/30/15	12	HKD	11,800	HKD	7,080,000	4,655
Subtotal — Over-The-Counter Index Call Options Purchased				298					$401,456
M1EF Index	Put	UBS	03/18/16	14	USD	310	USD	434,000	$9,001
M1EF Index	Put	UBS	03/18/16	204	USD	310	USD	6,324,000	131,162
M1EF Index	Put	UBS	03/18/16	16	USD	300	USD	480,000	8,204
Subtotal — Over-The-Counter Index Put Options Purchased				234					$148,367
Total Over-The-Counter Index Options Purchased				532					$549,823

Open Exchange-Traded Index Options Purchased
FTSE MIB Index	Put	Bank of America Merrill Lynch	03/18/15	356	EUR	20,500	EUR	18,245,000	$529,494
FTSE MIB Index	Put	Bank of America Merrill Lynch	12/09/15	8	EUR	20,500	EUR	410,000	3,739
Nikkei 225 Index	Put	Bank of America Merrill Lynch	12/09/16	4	JPY	17,750	JPY	71,000,000	39,115
Nikkei 225 Index	Put	Bank of America Merrill Lynch	12/09/16	6	JPY	17,500	JPY	105,000,000	54,197
Nikkei 225 Index	Put	Bank of America Merrill Lynch	12/09/16	4	JPY	17,000	JPY	68,000,000	30,496
Nikkei 225 Index	Put	Bank of America Merrill Lynch	12/09/16	4	JPY	16,750	JPY	67,000,000	28,176
Nikkei 225 Index	Put	Bank of America Merrill Lynch	12/09/16	6	JPY	16,250	JPY	97,500,000	35,552
Nikkei 225 Index	Put	Bank of America Merrill Lynch	12/09/16	24	JPY	14,500	JPY	348,000,000	77,567
Nikkei 225 Index	Put	Goldman Sachs International	12/09/16	54	JPY	17,000	JPY	918,000,000	411,701
Nikkei 225 Index	Put	Goldman Sachs International	12/09/16	2	JPY	15,500	JPY	31,000,000	9,199
Nikkei 225 Index	Put	Goldman Sachs International	12/09/16	18	JPY	15,250	JPY	274,500,000	75,329
Nikkei 225 Index	Put	UBS	12/09/16	6	JPY	17,750	JPY	106,500,000	58,672
SX5E Index	Put	Goldman Sachs International	03/18/16	892	EUR	3,150	EUR	2,809,800	838,697
SX7E Index	Put	Bank of America Merrill Lynch	12/16/16	359	EUR	140	EUR	2,513,000	342,482
SX7E Index	Put	Bank of America Merrill Lynch	12/16/15	100	EUR	120	EUR	600,000	47,012
SX7E Index	Put	Bank of America Merrill Lynch	12/16/16	48	EUR	130	EUR	312,000	32,727
SX7E Index	Put	Bank of America Merrill Lynch	12/18/15	505	EUR	140	EUR	3,535,000	177,711
SX7E Index	Put	Bank of America Merrill Lynch	12/18/15	180	EUR	120	EUR	1,080,000	9,402
SX7E Index	Put	Bank of America Merrill Lynch	12/18/15	148	EUR	135	EUR	999,000	32,551
SX7E Index	Put	Bank of America Merrill Lynch	12/18/15	46	EUR	110	EUR	253,000	1,012
SX7E Index	Put	Citigroup Global Markets Inc.	12/16/16	82	EUR	140	EUR	574,000	78,227
SX7E Index	Put	Deutsche Bank Securities Inc.	12/18/15	42	EUR	130	EUR	273,000	5,773
SX7E Index	Put	Goldman Sachs International	12/18/15	24	EUR	140	EUR	168,000	8,446
SX7E Index	Put	Goldman Sachs International	12/16/15	106	EUR	120	EUR	636,000	49,833
SX7E Index	Put	Goldman Sachs International	12/16/16	90	EUR	140	EUR	630,000	85,860
SX7E Index	Put	Morgan Stanley Capital Services LLC	12/16/15	136	EUR	120	EUR	816,000	63,937
SX7E Index	Put	Morgan Stanley Capital Services LLC	12/18/15	7	EUR	130	EUR	45,500	962
SX7E Index	Put	Nomura Securities International Inc.	12/18/15	141	EUR	130	EUR	916,500	96,136
SX7E Index	Put	UBS	12/16/16	166	EUR	140	EUR	1,162,000	158,362
SX7E Index	Put	UBS	12/18/15	105	EUR	140	EUR	735,000	36,950
SX7E Index	Put	UBS	12/18/15	70	EUR	130	EUR	455,000	9,622
UKX Index	Put	Bank of America Merrill Lynch	12/18/15	42	GBP	6,750	GBP	2,835,000	281,363
UKX Index	Put	Bank of America Merrill Lynch	12/18/15	19	GBP	6,900	GBP	1,311,000	170,199
UKX Index	Put	Bank of America Merrill Lynch	12/18/15	15	GBP	6,400	GBP	960,000	38,622
UKX Index	Put	Bank of America Merrill Lynch	12/18/15	14	GBP	6,500	GBP	910,000	48,891
UKX Index	Put	Bank of America Merrill Lynch	12/18/15	5	GBP	6,450	GBP	322,500	15,033
UKX Index	Put	Bank of America Merrill Lynch	12/18/15	2	GBP	6,600	GBP	132,000	9,266

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12                         Invesco Global Targeted Returns Fund

Open Exchange-Traded Index Options Purchased–(continued)
Description	Type of Contract	Broker/Counterparty	Expiration Date	Number of Contracts	Strike Price		Notional Value(f)		Value
UKX Index	Put	Goldman Sachs International	12/16/15	52	GBP	5,700	GBP	2,964,000	$219,676
UKX Index	Put	Morgan Stanley Capital Services LLC	12/16/15	22	GBP	6,100	GBP	1,342,000	137,714
UKX Index	Put	Morgan Stanley Capital Services LLC	12/18/15	20	GBP	6,900	GBP	1,380,000	179,157
UKX Index	Put	Nomura Securities International Inc.	12/16/15	3	GBP	6,200	GBP	186,000	20,676
UKX Index	Put	UBS	12/18/15	7	GBP	6,600	GBP	462,000	32,432
Subtotal — Exchange-Traded Index Put Options Purchased				3,940					$4,581,968
Total Index Options Purchased — Equity Risk				4,472					$5,131,791

Abbreviations:

EUR	– Euro
GBP	– British Pound Sterling
JPY	– Japanese Yen

(f)	Notional Value is calculated by multiplying the Number of Contracts by the Strike Price by the multiplier.

Open Over-The-Counter Foreign Currency Options Purchased
Description	Type of Contract	Counterparty	Expiration Date	Strike Price		Notional Value		Value
EUR versus USD	Call	Citigroup Global Markets Inc.	01/19/16	USD	1.216	EUR	363,370	$199
EUR versus USD	Call	Citigroup Global Markets Inc.	01/19/16	USD	1.261	EUR	455,000	46
EUR versus USD	Call	Deutsche Bank Securities Inc.	01/19/16	USD	1.234	EUR	320,544	88
EUR versus USD	Call	Deutsche Bank Securities Inc.	01/19/16	USD	1.247	EUR	8,479,000	1,414
EUR versus USD	Call	Goldman Sachs International	01/19/16	USD	1.231	EUR	422,926	130
USD versus CAD	Call	Barclays Bank PLC	07/15/20	CAD	1.245	USD	4,309,000	416,188
USD versus CAD	Call	Deutsche Bank Securities Inc.	07/15/20	CAD	1.245	USD	4,309,000	416,189
USD versus CAD	Call	Goldman Sachs International	08/25/20	CAD	1.282	USD	648,000	55,105
USD versus CAD	Call	Goldman Sachs International	08/25/20	CAD	1.306	USD	1,020,000	79,412
Subtotal — Over-The-Counter Foreign Currency Call Options Purchased								$968,771
EUR versus USD	Put	Barclays Bank PLC	01/13/20	USD	1.270	EUR	338,440	$49,263
EUR versus USD	Put	Barclays Bank PLC	01/27/20	USD	1.222	EUR	640,440	75,022
EUR versus USD	Put	Barclays Bank PLC	03/12/20	USD	1.170	EUR	132,118	11,998
EUR versus USD	Put	Barclays Bank PLC	04/03/20	USD	1.172	EUR	431,984	39,712
EUR versus USD	Put	Barclays Bank PLC	04/22/20	USD	1.172	EUR	351,372	32,301
EUR versus USD	Put	Barclays Bank PLC	05/12/20	USD	1.225	EUR	119,640	14,213
EUR versus USD	Put	Barclays Bank PLC	06/03/20	USD	1.218	EUR	509,824	58,615
EUR versus USD	Put	Barclays Bank PLC	06/26/20	USD	1.220	EUR	578,405	67,039
EUR versus USD	Put	Barclays Bank PLC	07/10/20	USD	1.213	EUR	477,259	53,544
EUR versus USD	Put	Barclays Bank PLC	07/16/20	USD	1.188	EUR	437,856	43,645
EUR versus USD	Put	Citigroup Global Markets Inc.	08/25/20	USD	1.228	EUR	353,889	42,489
EUR versus USD	Put	Citigroup Global Markets Inc.	08/25/20	USD	1.194	EUR	363,370	37,214
EUR versus USD	Put	Deutsche Bank Securities Inc.	07/01/20	USD	1.210	EUR	358,640	39,710
EUR versus USD	Put	Deutsche Bank Securities Inc.	08/25/20	USD	1.205	EUR	320,544	34,650
EUR versus USD	Put	Goldman Sachs International	01/21/20	USD	1.253	EUR	310,284	41,904
EUR versus USD	Put	Goldman Sachs International	02/06/20	USD	1.234	EUR	238,027	29,468
EUR versus USD	Put	Goldman Sachs International	04/15/20	USD	1.159	EUR	618,354	53,227
EUR versus USD	Put	Goldman Sachs International	07/29/20	USD	1.204	EUR	200,000	21,525
EUR versus USD	Put	Goldman Sachs International	08/25/20	USD	1.210	EUR	422,926	46,682
EUR versus USD	Put	Goldman Sachs International	12/12/19	USD	1.350	EUR	2,792,791	560,941
GBP versus NOK	Put	Barclays Bank PLC	06/14/16	NOK	11.504	GBP	385,823	1,588
GBP versus NOK	Put	Barclays Bank PLC	06/14/16	NOK	11.560	GBP	321,453	1,467
GBP versus NOK	Put	Barclays Bank PLC	06/14/16	NOK	11.813	GBP	188,495	1,361
GBP versus NOK	Put	Barclays Bank PLC	06/14/16	NOK	11.858	GBP	150,000	1,173
GBP versus NOK	Put	Barclays Bank PLC	06/14/16	NOK	12.052	GBP	311,141	3,423

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Foreign Currency Options Purchased—(continued)
Description	Type of Contract	Counterparty	Expiration Date	Strike Price		Notional Value		Value
GBP versus NOK	Put	Citigroup Global Markets Inc.	06/14/16	NOK	11.643	GBP	301,747	$1,602
GBP versus NOK	Put	Deutsche Bank Securities Inc.	06/14/16	NOK	11.510	GBP	238,538	993
GBP versus NOK	Put	Deutsche Bank Securities Inc.	06/14/16	NOK	11.866	GBP	410,550	3,259
GBP versus NOK	Put	Goldman Sachs International	06/14/16	NOK	11.205	GBP	4,400,000	10,416
USD versus JPY	Put	Barclays Bank PLC	09/09/16	JPY	119.300	USD	7,020,000	220,603
USD versus JPY	Put	Barclays Bank PLC	09/09/16	JPY	119.630	USD	3,017,000	98,943
USD versus JPY	Put	Barclays Bank PLC	09/09/16	JPY	119.650	USD	2,251,800	74,041
USD versus JPY	Put	Citigroup Global Markets Inc.	09/09/16	JPY	119.300	USD	743,000	23,349
USD versus JPY	Put	Deutsche Bank Securities Inc.	09/09/16	JPY	118.050	USD	3,723,000	99,182
USD versus JPY	Put	Goldman Sachs International	09/09/16	JPY	118.050	USD	5,789,000	154,221
USD versus KRW	Put	Deutsche Bank Securities Inc.	09/09/16	KRW	1,170.490	USD	1,727,000	97,961
USD versus KRW	Put	Goldman Sachs International	09/09/16	KRW	1,156.000	USD	4,141,692	201,460
Subtotal — Over-The-Counter Foreign Currency Put Options Purchased								$2,348,204
Total Over-The-Counter Foreign Currency Options Purchased — Currency Risk								$3,316,975

Abbreviations:

CAD	– Canadian Dollar
EUR	– Euro
GBP	– British Pound Sterling

JPY	– Japanese Yen
KRW	– South Korean Won

NOK	– Norwegian Krone
USD	– U.S. Dollar

Open Over-The-Counter Swaptions Purchased
Description	Type of Contract	Counterparty	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Value	Value
5 Year Interest Rate Swap	Put	Deutsche Bank Securities Inc.	3.06%	Pay	3 Month USD LIBOR	10/16/17	$396,000	$8,580
5 Year Interest Rate Swap	Put	Deutsche Bank Securities Inc.	3.26	Pay	3 Month USD LIBOR	09/18/17	2,320,000	36,721
5 Year Interest Rate Swap	Put	Deutsche Bank Securities Inc.	3.36	Pay	3 Month USD LIBOR	09/15/17	3,000,000	41,285
5 Year Interest Rate Swap	Put	Goldman Sachs International	3.01	Pay	3 Month USD LIBOR	10/27/17	83,000	1,947
5 Year Interest Rate Swap	Put	Goldman Sachs International	3.06	Pay	3 Month USD LIBOR	09/29/17	450,000	9,475
5 Year Interest Rate Swap	Put	Morgan Stanley Capital Services LLC	3.26	Pay	3 Month USD LIBOR	09/18/17	680,000	10,763
Total Swaptions Purchased — Interest Rate Risk								$108,771
Total Options Purchased (Cost $9,042,083)								$8,557,537

Abbreviations:

LIBOR	– London Interbank Offered Rate
USD	– U.S. Dollar

Open Over-The-Counter Index Options Written
Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts	Strike Price		Premiums Received	Notional Value(f)		Value	Unrealized Appreciation (Depreciation)
HS Index	Call	Goldman Sachs International	12/30/15	3	HKD	23,000	$12,276	HKD	3,450,000	$10,773	$1,503
HS Index	Call	HSBC New York	12/30/15	3	HKD	23,600	7,452	HKD	3,540,000	6,438	1,014
HS Index	Call	Societe Generale	12/30/15	41	HKD	22,600	190,451	HKD	46,330,000	199,723	(9,272)
HSCE Index	Call	Goldman Sachs International	12/30/15	6	HKD	10,600	12,942	HKD	3,180,000	13,288	(346)
HSCE Index	Call	Goldman Sachs International	12/30/15	90	HKD	10,200	271,216	HKD	45,900,000	320,551	(49,335)
HSCE Index	Call	HSBC New York	12/30/15	6	HKD	11,000	10,258	HKD	3,300,000	7,731	2,527
Subtotal — Over-The-Counter Index Call Options Written				149			$504,595			$558,504	$(53,909)
DAX Index	Put	Goldman Sachs International	11/20/15	24	EUR	9,800	$38,583	EUR	1,176,000	$1,803	$36,780
DAX Index	Put	Goldman Sachs International	11/20/15	24	EUR	9,900	43,008	EUR	1,188,000	2,216	40,792
DAX Index	Put	Goldman Sachs International	11/20/15	24	EUR	10,000	47,833	EUR	1,200,000	2,752	45,081
DAX Index	Put	Goldman Sachs International	01/15/16	3	EUR	9,500	4,430	EUR	142,500	1,227	3,203
DAX Index	Put	Goldman Sachs International	01/15/16	33	EUR	9,550	41,531	EUR	1,575,750	14,351	27,180
DAX Index	Put	Goldman Sachs International	01/15/16	33	EUR	9,650	46,495	EUR	1,592,250	16,230	30,265

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Index Options Written—(continued)
Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts	Strike Price		Premiums Received	Notional Value(f)		Value	Unrealized Appreciation (Depreciation)
DAX Index	Put	Goldman Sachs International	01/15/16	32	EUR	9,750	$50,421	EUR	1,560,000	$17,814	$32,607
M1EF Index	Put	UBS	03/21/16	8	USD	340	20,600	USD	272,000	10,025	10,575
M1EF Index	Put	UBS	03/21/16	7	USD	350	19,320	USD	245,000	10,901	8,419
M1EF Index	Put	UBS	03/21/16	102	USD	350	318,584	USD	3,570,000	158,845	159,739
Subtotal — Over-The-Counter Index Put Options Written				290			$630,805			$236,164	$394,641
Total Over-The-Counter Index Options Written				439			$1,135,400			$794,668	$340,732

Open Exchange-Traded Index Options Written(g)
Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts	Strike Price		Premiums Received	Notional Value(f)		Value	Unrealized Appreciation (Depreciation)
DAX Index	Put	Bank of America Merrill Lynch	11/20/15	7	EUR	9,150	$8,392	EUR	320,250	$200	$8,192
DAX Index	Put	Bank of America Merrill Lynch	11/20/15	12	EUR	9,400	21,516	EUR	564,000	508	21,008
DAX Index	Put	Bank of America Merrill Lynch	11/20/15	6	EUR	10,300	2,533	EUR	309,000	1,613	920
DAX Index	Put	Bank of America Merrill Lynch	12/18/15	7	EUR	9,150	10,730	EUR	320,250	997	9,733
DAX Index	Put	Bank of America Merrill Lynch	12/18/15	12	EUR	9,400	26,025	EUR	564,000	2,389	23,636
DAX Index	Put	Bank of America Merrill Lynch	12/18/15	25	EUR	9,500	40,839	EUR	1,187,500	5,732	35,107
DAX Index	Put	Bank of America Merrill Lynch	12/18/15	25	EUR	9,600	45,644	EUR	1,200,000	6,626	39,018
DAX Index	Put	Bank of America Merrill Lynch	12/18/15	25	EUR	9,700	50,427	EUR	1,212,500	7,670	42,757
DAX Index	Put	Bank of America Merrill Lynch	12/18/15	6	EUR	10,300	5,669	EUR	309,000	4,658	1,011
DAX Index	Put	Bank of America Merrill Lynch	01/15/16	6	EUR	10,300	7,806	EUR	309,000	6,691	1,115
DAX Index	Put	Goldman Sachs International	11/20/15	3	EUR	9,500	2,096	EUR	142,500	152	1,944
DAX Index	Put	Goldman Sachs International	12/18/15	3	EUR	9,500	3,483	EUR	142,500	688	2,795
FTSE MIB Index	Put	Bank of America Merrill Lynch	12/18/15	8	EUR	20,500	17,373	EUR	410,000	3,739	13,634
FTSE MIB Index	Put	Bank of America Merrill Lynch	03/18/16	178	EUR	22,500	537,906	EUR	10,012,500	598,495	(60,589)
Nikkei 225 Index	Put	Bank of America Merrill Lynch	11/13/15	1	JPY	16,000	2,492	JPY	16,000,000	50	2,442
Nikkei 225 Index	Put	Bank of America Merrill Lynch	11/13/15	3	JPY	18,000	3,837	JPY	54,000,000	1,492	2,345
Nikkei 225 Index	Put	Bank of America Merrill Lynch	11/13/15	4	JPY	19,250	11,216	JPY	77,000,000	12,928	(1,712)
Nikkei 225 Index	Put	Bank of America Merrill Lynch	11/13/15	4	JPY	19,500	12,667	JPY	78,000,000	19,226	(6,559)
Nikkei 225 Index	Put	Bank of America Merrill Lynch	11/13/15	4	JPY	19,750	14,274	JPY	79,000,000	24,364	(10,090)
Nikkei 225 Index	Put	Bank of America Merrill Lynch	12/11/15	1	JPY	16,000	3,326	JPY	16,000,000	323	3,003
Nikkei 225 Index	Put	Bank of America Merrill Lynch	12/11/15	4	JPY	17,000	20,695	JPY	68,000,000	2,818	17,877
Nikkei 225 Index	Put	Bank of America Merrill Lynch	12/11/15	4	JPY	17,250	23,182	JPY	69,000,000	3,315	19,867
Nikkei 225 Index	Put	Bank of America Merrill Lynch	12/11/15	4	JPY	17,500	25,835	JPY	70,000,000	4,309	21,526
Nikkei 225 Index	Put	Bank of America Merrill Lynch	01/08/16	1	JPY	18,000	3,895	JPY	18,000,000	2,693	1,202
Nikkei 225 Index	Put	Bank of America Merrill Lynch	12/09/16	12	JPY	16,500	144,936	JPY	198,000,000	77,567	67,369
Nikkei 225 Index	Put	Bank of America Merrill Lynch	12/09/16	3	JPY	18,750	47,870	JPY	56,250,000	40,027	7,843
Nikkei 225 Index	Put	Bank of America Merrill Lynch	12/09/16	2	JPY	19,250	31,489	JPY	38,500,000	30,993	496
Nikkei 225 Index	Put	Bank of America Merrill Lynch	12/09/16	2	JPY	19,500	31,874	JPY	39,000,000	33,314	(1,440)
Nikkei 225 Index	Put	Bank of America Merrill Lynch	12/09/16	5	JPY	20,250	79,426	JPY	101,250,000	101,931	(22,505)
Nikkei 225 Index	Put	Goldman Sachs International	11/13/15	1	JPY	16,750	3,391	JPY	16,750,000	99	3,292
Nikkei 225 Index	Put	Goldman Sachs International	11/13/15	2	JPY	17,250	4,162	JPY	34,500,000	348	3,814
Nikkei 225 Index	Put	Goldman Sachs International	12/11/15	1	JPY	16,750	4,225	JPY	16,750,000	580	3,645
Nikkei 225 Index	Put	Goldman Sachs International	12/11/15	4	JPY	17,000	18,114	JPY	68,000,000	2,817	15,297
Nikkei 225 Index	Put	Goldman Sachs International	12/11/15	4	JPY	17,250	20,436	JPY	69,000,000	3,315	17,121
Nikkei 225 Index	Put	Goldman Sachs International	12/11/15	4	JPY	17,500	23,051	JPY	70,000,000	4,309	18,742
Nikkei 225 Index	Put	Goldman Sachs International	01/08/16	5	JPY	17,000	19,329	JPY	85,000,000	6,630	12,699
Nikkei 225 Index	Put	Goldman Sachs International	01/08/16	5	JPY	17,250	22,310	JPY	86,250,000	7,872	14,438
Nikkei 225 Index	Put	Goldman Sachs International	01/08/16	5	JPY	17,500	25,647	JPY	87,500,000	9,323	16,324
Nikkei 225 Index	Put	Goldman Sachs International	12/09/16	9	JPY	17,750	147,663	JPY	159,750,000	88,009	59,654
Nikkei 225 Index	Put	Goldman Sachs International	12/09/16	1	JPY	18,000	15,663	JPY	18,000,000	10,608	5,055

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15                         Invesco Global Targeted Returns Fund

Open Exchange-Traded Index Options Written(g)—(continued)
Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts	Strike Price		Premiums Received	Notional Value(f)		Value	Unrealized Appreciation (Depreciation)
Nikkei 225 Index	Put	Goldman Sachs International	12/09/16	27	JPY	19,500	$395,223	JPY	526,500,000	$449,739	$(54,516)
Nikkei 225 Index	Put	Societe Generale	11/13/15	3	JPY	19,250	7,459	JPY	57,750,000	9,696	(2,237)
Nikkei 225 Index	Put	Societe Generale	11/13/15	4	JPY	19,500	11,908	JPY	78,000,000	19,226	(7,318)
Nikkei 225 Index	Put	Societe Generale	11/13/15	4	JPY	19,750	14,291	JPY	79,000,000	24,364	(10,073)
Nikkei 225 Index	Put	Societe Generale	01/08/16	5	JPY	17,000	15,553	JPY	85,000,000	6,630	8,923
Nikkei 225 Index	Put	Societe Generale	01/08/16	5	JPY	17,250	17,924	JPY	86,250,000	7,873	10,051
Nikkei 225 Index	Put	Societe Generale	01/08/16	5	JPY	17,500	20,502	JPY	87,500,000	9,323	11,179
Nikkei 225 Index	Put	UBS	12/09/16	3	JPY	20,500	45,048	JPY	61,500,000	65,136	(20,088)
SX5E Index	Put	Goldman Sachs International	03/18/16	446	EUR	3,350	702,176	EUR	14,941,000	736,190	(34,014)
Subtotal — Exchange-Traded Index Put Options Written				920			$2,771,528			$2,457,595	$313,933
Total Index Options Written — Equity Risk				1,359			$3,906,928			$3,252,263	$654,665

Currency Abbreviations:

EUR	– Euro
HKD	– Hong Kong Dollar
JPY	– Japanese Yen
USD	– U.S. Dollar

(f)	Notional Value is calculated by multiplying the Number of Contracts by the Strike Price by the multiplier.
(g)	Index options written collateralized by $5,375,443 cash held with Bank of America Merrill Lynch.

Open Over-The-Counter Foreign Currency Options Written
Description	Type of Contract	Counterparty	Expiration Date	Strike Price		Premiums Received	Notional Value		Value	Unrealized Appreciation (Depreciation)
CAD versus USD	Call	Barclays Bank PLC	12/08/15	CAD	1.325	$55,111	USD	2,855,500	$15,862	$39,249
CAD versus USD	Call	Deutsche Bank Securities Inc.	11/10/15	CAD	1.316	55,351	USD	2,938,000	10,486	44,865
CAD versus USD	Call	Deutsche Bank Securities Inc.	01/08/16	CAD	1.307	54,377	USD	3,230,000	49,612	4,765
CAD versus USD	Call	Goldman Sachs International	11/10/15	CAD	1.292	1,936	USD	198,000	2,804	(868)
CAD versus USD	Call	Goldman Sachs International	11/10/15	CAD	1.325	4,000	USD	297,500	510	3,490
CAD versus USD	Call	Goldman Sachs International	12/08/15	CAD	1.292	3,864	USD	288,000	5,138	(1,274)
CAD versus USD	Call	Goldman Sachs International	12/08/15	CAD	1.326	5,000	USD	297,500	1,646	3,354
CAD versus USD	Call	Goldman Sachs International	01/08/16	CAD	1.292	3,331	USD	198,000	4,305	(974)
NOK versus GBP	Call	Barclays Bank PLC	06/14/16	NOK	13.236	12,651	GBP	385,823	18,269	(5,618)
NOK versus GBP	Call	Barclays Bank PLC	06/14/16	NOK	13.300	9,619	GBP	321,453	14,258	(4,639)
NOK versus GBP	Call	Barclays Bank PLC	06/14/16	NOK	13.590	5,678	GBP	188,495	6,193	(515)
NOK versus GBP	Call	Barclays Bank PLC	06/14/16	NOK	13.643	4,059	GBP	150,000	4,666	(607)
NOK versus GBP	Call	Barclays Bank PLC	06/14/16	NOK	13.866	6,368	GBP	311,141	7,667	(1,299)
NOK versus GBP	Call	Citigroup Global Markets Inc.	06/14/16	NOK	13.396	6,417	GBP	301,747	12,127	(5,710)
NOK versus GBP	Call	Deutsche Bank Securities Inc.	06/14/16	NOK	13.653	10,868	GBP	410,550	12,632	(1,764)
NOK versus GBP	Call	Deutsche Bank Securities Inc.	06/14/16	NOK	13.240	7,862	GBP	238,538	11,250	(3,388)
NOK versus GBP	Call	Goldman Sachs International	06/14/16	NOK	12.895	159,963	GBP	4,400,000	292,178	(132,215)
USD versus EUR	Call	Barclays Bank PLC	01/13/20	USD	1.270	33,953	EUR	338,440	20,400	13,553
USD versus EUR	Call	Barclays Bank PLC	01/27/20	USD	1.222	66,630	EUR	640,440	50,237	16,393
USD versus EUR	Call	Barclays Bank PLC	03/12/20	USD	1.170	13,404	EUR	132,118	13,789	(385)
USD versus EUR	Call	Barclays Bank PLC	04/03/20	USD	1.172	44,779	EUR	431,984	45,496	(717)
USD versus EUR	Call	Barclays Bank PLC	04/22/20	USD	1.172	36,888	EUR	351,372	37,006	(118)
USD versus EUR	Call	Barclays Bank PLC	05/12/20	USD	1.225	12,182	EUR	119,640	10,024	2,158
USD versus EUR	Call	Barclays Bank PLC	06/03/20	USD	1.218	52,930	EUR	509,824	44,879	8,051
USD versus EUR	Call	Barclays Bank PLC	06/26/20	USD	1.220	57,422	EUR	578,405	51,319	6,103
USD versus EUR	Call	Barclays Bank PLC	07/10/20	USD	1.213	48,840	EUR	477,259	44,167	4,673
USD versus EUR	Call	Barclays Bank PLC	07/16/20	USD	1.188	42,457	EUR	437,856	45,533	(3,076)
USD versus EUR	Call	Citigroup Global Markets Inc.	08/25/20	USD	1.194	36,552	EUR	363,370	37,788	(1,236)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Foreign Currency Options Written—(continued)
Description	Type of Contract	Counterparty	Expiration Date	Strike Price		Premiums Received	Notional Value		Value	Unrealized Appreciation (Depreciation)
USD versus EUR	Call	Citigroup Global Markets Inc.	08/25/20	USD	1.228	$36,638	EUR	353,889	$31,565	$5,073
USD versus EUR	Call	Deutsche Bank Securities Inc.	07/01/20	USD	1.210	36,515	EUR	358,640	33,419	3,096
USD versus EUR	Call	Deutsche Bank Securities Inc.	08/25/20	USD	1.205	32,515	EUR	320,544	31,690	825
USD versus EUR	Call	Goldman Sachs International	12/12/19	USD	1.350	283,731	EUR	2,792,791	104,223	179,508
USD versus EUR	Call	Goldman Sachs International	01/21/20	USD	1.253	30,213	EUR	310,284	20,624	9,589
USD versus EUR	Call	Goldman Sachs International	02/06/20	USD	1.234	22,003	EUR	238,027	17,715	4,288
USD versus EUR	Call	Goldman Sachs International	04/15/20	USD	1.159	63,718	EUR	618,354	69,211	(5,493)
USD versus EUR	Call	Goldman Sachs International	07/29/20	USD	1.204	19,856	EUR	200,000	19,514	342
USD versus EUR	Call	Goldman Sachs International	08/25/20	USD	1.210	42,970	EUR	422,926	40,986	1,984
Subtotal — Over-The-Counter Foreign Currency Call Options Written						$1,420,651			$1,239,188	$181,463
EUR versus USD	Put	Citigroup Global Markets Inc.	11/17/15	USD	1.122	$604	EUR	126,389	$3,043	$(2,439)
EUR versus USD	Put	Citigroup Global Markets Inc.	12/17/15	USD	1.082	339	EUR	113,553	354	(15)
EUR versus USD	Put	Citigroup Global Markets Inc.	12/17/15	USD	1.082	1,066	EUR	113,553	1,014	52
EUR versus USD	Put	Citigroup Global Markets Inc.	12/17/15	USD	1.123	789	EUR	78,993	2,301	(1,512)
EUR versus USD	Put	Citigroup Global Markets Inc.	01/15/16	USD	1.123	1,634	EUR	126,389	4,301	(2,667)
EUR versus USD	Put	Deutsche Bank Securities Inc.	11/17/15	USD	1.098	1,007	EUR	100,170	838	169
EUR versus USD	Put	Deutsche Bank Securities Inc.	12/17/15	USD	1.099	1,679	EUR	100,170	1,516	163
EUR versus USD	Put	Deutsche Bank Securities Inc.	12/17/15	USD	1.100	11,179	EUR	900,000	14,035	(2,856)
EUR versus USD	Put	Deutsche Bank Securities Inc.	12/17/15	USD	1.111	14,288	EUR	900,000	19,386	(5,098)
EUR versus USD	Put	Deutsche Bank Securities Inc.	12/17/15	USD	1.122	18,179	EUR	900,000	25,960	(7,781)
EUR versus USD	Put	Goldman Sachs International	11/17/15	USD	1.078	8,482	EUR	860,000	2,055	6,427
EUR versus USD	Put	Goldman Sachs International	11/17/15	USD	1.084	1,136	EUR	70,000	259	877
EUR versus USD	Put	Goldman Sachs International	11/17/15	USD	1.089	11,166	EUR	860,000	4,255	6,911
EUR versus USD	Put	Goldman Sachs International	11/17/15	USD	1.095	1,447	EUR	132,164	948	499
EUR versus USD	Put	Goldman Sachs International	11/17/15	USD	1.100	14,539	EUR	860,000	8,003	6,536
EUR versus USD	Put	Goldman Sachs International	12/17/15	USD	1.096	2,115	EUR	132,164	1,830	285
EUR versus USD	Put	Goldman Sachs International	01/15/16	USD	1.105	9,585	EUR	1,001,592	23,592	(14,007)
EUR versus USD	Put	Goldman Sachs International	01/15/16	USD	1.116	12,734	EUR	1,001,593	29,790	(17,056)
EUR versus USD	Put	Goldman Sachs International	01/15/16	USD	1.128	16,540	EUR	1,001,593	36,978	(20,438)
USD versus CAD	Put	Barclays Bank PLC	07/15/20	CAD	1.245	361,346	USD	4,309,000	272,301	89,045
USD versus CAD	Put	Deutsche Bank Securities Inc.	07/15/20	CAD	1.245	369,791	USD	4,309,000	272,300	97,491
USD versus CAD	Put	Goldman Sachs International	08/25/20	CAD	1.282	55,009	USD	648,000	51,255	3,754
USD versus CAD	Put	Goldman Sachs International	08/25/20	CAD	1.306	88,000	USD	1,020,000	91,217	(3,217)
USD versus KRW	Put	Barclays Bank PLC	09/09/16	KRW	1,200.050	160,194	USD	3,305,000	247,181	(86,987)
USD versus KRW	Put	Citigroup Global Markets Inc.	09/09/16	KRW	1,195.250	10,158	USD	205,000	14,704	(4,546)
USD versus KRW	Put	Deutsche Bank Securities Inc.	09/09/16	KRW	1,205.800	472,006	USD	9,410,000	738,871	(266,865)
USD versus KRW	Put	Goldman Sachs International	09/09/16	KRW	1,205.800	306,123	USD	6,222,000	488,550	(182,427)
Subtotal – Over-The-Counter Foreign Currency Put Options Written						$1,951,135			$2,356,837	$(405,702)
Total Foreign Currency Options Written — Currency Risk						$3,371,786			$3,596,025	$(224,239)

Currency Abbreviations:

CAD	– Canadian Dollar
EUR	– Euro
GBP	– British Pound Sterling
NOK	– Norwegian Krone
KRW	– South Korean Won
USD	– United States Dollar

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Swaptions Written
Description	Type of Contract	Counterparty	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Premiums Received	Notional Value		Value	Unrealized Appreciation (Depreciation)
5 Year Interest Rate Swap	Call	Barclays Bank PLC	1.72%	Receive	3 Month USD LIBOR	11/18/15	$758	USD	950,000	$103	$655
5 Year Interest Rate Swap	Call	Barclays Bank PLC	1.84	Receive	3 Month USD LIBOR	11/16/15	1,200	USD	950,000	410	790
5 Year Interest Rate Swap	Call	Barclays Bank PLC	1.55	Receive	3 Month USD LIBOR	12/14/15	150	USD	150,000	38	112
5 Year Interest Rate Swap	Call	Barclays Bank PLC	1.86	Receive	3 Month USD LIBOR	12/15/15	2,527	USD	950,000	2,367	160
5 Year Interest Rate Swap	Call	Barclays Bank PLC	1.74	Receive	3 Month USD LIBOR	12/18/15	2,274	USD	950,000	1,181	1,093
5 Year Interest Rate Swap	Call	Barclays Bank PLC	1.88	Receive	3 Month USD LIBOR	01/15/16	3,790	USD	950,000	4,595	(805)
5 Year Interest Rate Swap	Call	Barclays Bank PLC	1.76	Receive	3 Month USD LIBOR	01/19/16	3,221	USD	950,000	2,848	373
5 Year Interest Rate Swap	Call	Barclays Bank PLC	1.57	Receive	3 Month USD LIBOR	01/14/16	345	USD	150,000	160	185
5 Year Interest Rate Swap	Call	Barclays Bank PLC	1.59	Receive	3 Month USD LIBOR	02/16/16	525	USD	150,000	334	191
5 Year Interest Rate Swap	Call	Deutsche Bank Securities Inc.	1.55	Receive	3 Month USD LIBOR	11/30/15	155	USD	144,000	11	144
5 Year Interest Rate Swap	Call	Deutsche Bank Securities Inc.	1.57	Receive	3 Month USD LIBOR	12/31/15	346	USD	144,000	99	247
5 Year Interest Rate Swap	Call	Deutsche Bank Securities Inc.	1.59	Receive	3 Month USD LIBOR	01/29/16	536	USD	144,000	237	299
5 Year Interest Rate Swap	Call	Goldman Sachs International	1.49	Receive	3 Month USD LIBOR	12/29/15	25	USD	22,000	9	16
5 Year Interest Rate Swap	Call	Goldman Sachs International	1.51	Receive	3 Month USD LIBOR	01/27/16	40	USD	22,000	24	16
5 Year Interest Rate Swap	Call	Goldman Sachs International	1.53	Receive	3 Month USD LIBOR	02/29/16	70	USD	22,000	46	24
Subtotal — Over-The-Counter Call Swaptions Written							$15,962			$12,462	$3,500
5 Year Interest Rate Swap	Put	Morgan Stanley Capital Services LLC	2.32	Pay	6 Month GBP LIBOR	08/25/20	$119,068	GBP	2,329,187	$123,316	$(4,248)
5 Year Interest Rate Swap	Put	Morgan Stanley Capital Services LLC	2.28	Pay	6 Month GBP LIBOR	10/16/20	884,511	GBP	17,350,000	955,835	(71,324)
5 Year Interest Rate Swap	Put	Morgan Stanley Capital Services LLC	2.73	Pay	6 Month GBP LIBOR	07/16/20	76,795	GBP	1,500,000	59,053	17,742
5 Year Interest Rate Swap	Put	Royal Bank of Scotland Securities Inc.	2.75%	Pay	6 Month GBP LIBOR	07/10/20	87,817	GBP	1,700,000	65,817	22,000
Subtotal — Over-The-Counter Put Swaptions Written							$1,168,191			$1,204,021	$(35,830)
Total Swaptions Written — Interest Rate Risk							$1,184,153			$1,216,483	$(32,330)
Total — Options Written							$8,462,867			$8,064,771	$398,096

Abbreviations:

GBP	– British Pound Sterling
LIBOR	– London Interbank Offered Rate
USD	– U.S. Dollar

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18                         Invesco Global Targeted Returns Fund

Options Written Transactions
	Call Options
	Number of Contracts*		Notional Value		Notional Value		Notional Value		Notional Value		Notional Value	Premiums Received
Beginning of period	127	CHF	4,212,000	EUR	3,431,000	GBP	22,441,000	HKD	—	USD	2,130,000	$1,638,111
Written	313	CHF	78,000	EUR	18,237,163	GBP	101,547,747	HKD	105,700,000	USD	48,559,902	6,207,763
Closed	(291)	CHF	(4,290,000)	EUR	(11,672,000)	GBP	(117,281,000)	HKD	—	USD	(23,273,016)	(5,794,191)
Exercised	—		—		—		—		—		—	—
Expired	—		—		—		—		—	USD	(10,466,386)	(110,475)
End of period	149	CHF	—	EUR	9,996,163	GBP	6,707,747	HKD	105,700,000	USD	16,950,500	$1,941,208

	Put Options
	Number of Contracts*		Notional Value	Notional Value		Notional Value		Notional Value		Premiums Received
Beginning of period	582	EUR	10,154,250	GBP	—	JPY	—	USD	5,527,000	$706,900
Written	3,888	EUR	168,103,898	GBP	22,879,187	JPY	5,712,500,000	USD	86,666,103	13,678,985
Closed	(2,376)	EUR	(83,943,547)		—	JPY	(1,351,250,000)	USD	(51,602,103)	(6,629,018)
Exercised	—		—		—		—		—	—
Expired	(884)	EUR	(44,557,778)		—	JPY	(1,610,250,000)	USD	(7,076,000)	(1,235,208)
End of period	1,210	EUR	49,756,823	GBP	22,879,187	JPY	2,751,000,000	USD	33,515,000	$6,521,659

*	Does not include swaptions written and foreign currency options written.

Open Futures Contracts(h)
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
CAA Index	Long	914	December-2015	$6,895,163	$194,423
E-Mini Consumer Staples Sector	Long	140	December-2015	6,995,800	458,330
FTSE 100 Index	Long	136	December-2015	13,252,080	486,753
E-Mini Consumer Discretionary Sector	Short	90	December-2015	(7,315,200)	(574,042)
E-Mini S&P 500 Index	Short	11	December-2015	(1,140,535)	(73,042)
MSCI AC Asia Index	Short	169	December-2015	(5,922,757)	(315,839)
Nikkei 225	Short	18	December-2015	(1,422,309)	(113,516)
Russell 2000 Index Mini	Short	71	December-2015	(8,223,930)	(117,999)
SPI 200 Index	Short	35	December-2015	(3,267,068)	(112,706)
STOXX Europe 600 Index	Short	633	December-2015	(13,024,220)	(680,453)
Total — Futures Contracts — Equity Risk					$(848,091)

(h)	Futures contracts collateralized by $2,363,148 cash held with Bank of America Merrill Lynch, the futures commission merchant.

Open Centrally Cleared Credit Default Swap Agreements(i)(j)
Counterparty/Clearinghouse	Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Implied Credit Spread(g)	Expiration Date		Notional Value	Upfront Payments Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse First Boston/CME	Markit CDX NA IG Index	Sell	1.00%	0.79%	December-2020	USD	6,953,000	$43,575	$28,298
Credit Suisse First Boston/ICE	Markit iTraxx Europe Index	Sell	1.00	1.08	December-2025	EUR	31,393,485	(535,116)	300,531
Credit Suisse First Boston/ICE	Markit iTraxx Europe Index	Buy	(1.00)	0.71	December-2020	EUR	31,393,485	(365,533)	(145,517)
Credit Suisse First Boston/CME	Markit CDX NA HY Index	Buy	(5.00)	4.27	December-2020	USD	5,628,000	2,275	(183,626)
Total — Credit Default Swap Agreements — Credit Risk								$(854,799)	$(314)

Abbreviations:

CME	– Chicago Mercantile Exchange
EUR	– Euro

ICE	– Intercontinental Exchange
USD	– U.S. Dollar

(i)	Implied credit spreads represent the current level as of October 31, 2015 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit spread markets generally.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

19                         Invesco Global Targeted Returns Fund

Open Centrally Cleared Interest Rate Swap Agreements(j)
Counterparty/Clearinghouse	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date	Notional Value		Unrealized Appreciation (Depreciation)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	0.724%	February-2025	EUR	4,051,000	$53,107
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	0.728	February-2025	EUR	384,000	5,338
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	0.704	February-2025	EUR	536,000	8,761
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	0.687	February-2025	EUR	121,000	2,235
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	0.623	March-2025	EUR	470,000	11,988
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	0.552	April-2025	EUR	557,000	18,605
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	0.487	April-2025	EUR	773,000	31,083
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	0.466	April-2025	EUR	439,000	18,723
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	0.860	May-2025	EUR	3,722,000	7,448
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	0.943	May-2025	EUR	167,000	(1,096)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	0.971	May-2025	EUR	213,000	(2,034)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.042	June-2025	EUR	637,000	(10,567)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.176	June-2025	EUR	330,000	(10,155)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.267	June-2025	EUR	723,000	(28,916)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.270	June-2025	EUR	380,000	(15,320)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.201	July-2025	EUR	276,000	(9,039)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.208	July-2025	EUR	448,000	(15,026)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.717	July-2025	EUR	4,275,000	(45,649)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.727	July-2025	EUR	1,414,000	(15,671)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.221	July-2025	EUR	597,000	(20,766)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.259	July-2025	EUR	310,000	(12,027)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	2.057	July-2025	EUR	4,464,432	(128,398)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.970	July-2025	EUR	5,135,000	(123,579)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.894	July-2025	EUR	2,232,000	(44,697)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.156	July-2025	EUR	220,000	(6,119)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.192	July-2025	EUR	547,000	(17,287)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.804	July-2025	EUR	2,213,568	(33,578)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.051	July-2025	EUR	140,000	(2,338)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.052	July-2025	EUR	150,000	(2,528)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.700	July-2025	EUR	1,500,000	(14,152)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	0.963	September-2025	EUR	275,000	(1,658)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.004	September-2025	EUR	453,000	(4,778)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.635	September-2025	EUR	1,208,000	(5,276)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	0.965	October-2025	EUR	208,000	(1,248)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	0.966	October-2025	EUR	401,000	(2,450)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.600	October-2025	EUR	801,000	(1,760)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	0.931	October-2025	EUR	202,000	(364)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	0.944	October-2025	EUR	632,000	(2,019)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.558	October-2025	EUR	506,000	302
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	0.825	October-2025	EUR	161,000	1,601
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	0.838	October-2025	EUR	353,000	3,037
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.484	October-2025	EUR	1,211,000	5,930
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.825	July-2049	EUR	3,971,379	(79,695)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.880	July-2049	EUR	5,895,621	(202,347)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	2.014	July-2049	EUR	547,000	(38,071)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.819	July-2049	EUR	270,000	(5,149)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.800	September-2049	EUR	446,000	(5,792)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.740	October-2049	EUR	401,000	1,379
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.738	October-2049	EUR	506,000	2,243
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.702	October-2049	EUR	505,000	7,115

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

20                         Invesco Global Targeted Returns Fund

Open Centrally Cleared Interest Rate Swap Agreements(j)—(continued)
Counterparty/Clearinghouse	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date	Notional Value		Unrealized Appreciation (Depreciation)
Credit Suisse First Boston/CME	Receive	6 Month GBP LIBOR	2.463%	May-2025	GBP	8,364,000	$(37,617)
Credit Suisse First Boston/CME	Receive	6 Month GBP LIBOR	2.680	June-2025	GBP	350,000	(6,769)
Credit Suisse First Boston/CME	Receive	6 Month GBP LIBOR	2.807	June-2025	GBP	772,000	(21,555)
Credit Suisse First Boston/CME	Receive	6 Month GBP LIBOR	2.795	July-2025	GBP	477,000	(12,840)
Credit Suisse First Boston/CME	Receive	6 Month GBP LIBOR	2.750	July-2025	GBP	850,000	(20,026)
Credit Suisse First Boston/CME	Receive	6 Month GBP LIBOR	2.761	July-2025	GBP	643,000	(15,648)
Credit Suisse First Boston/CME	Receive	6 Month GBP LIBOR	2.710	July-2025	GBP	427,000	(8,812)
Credit Suisse First Boston/CME	Receive	6 Month GBP LIBOR	2.730	July-2025	GBP	750,000	(16,527)
Credit Suisse First Boston/CME	Receive	6 Month GBP LIBOR	2.550	July-2025	GBP	280,000	(2,602)
Credit Suisse First Boston/CME	Receive	6 Month GBP LIBOR	2.320	August-2025	GBP	1,164,594	8,263
Credit Suisse First Boston/CME	Receive	6 Month GBP LIBOR	2.358	September-2025	GBP	821,000	3,897
Credit Suisse First Boston/CME	Receive	6 Month GBP LIBOR	2.300	September-2025	GBP	622,000	5,448
Credit Suisse First Boston/CME	Receive	6 Month GBP LIBOR	2.293	October-2025	GBP	639,000	6,086
Credit Suisse First Boston/CME	Receive	6 Month GBP LIBOR	2.280	October-2025	GBP	7,634,000	79,522
Credit Suisse First Boston/CME	Receive	6 Month GBP LIBOR	2.283	October-2025	GBP	136,000	1,406
Credit Suisse First Boston/CME	Pay	6 Month AUD LIBOR	2.723	February-2025	AUD	6,058,400	(52,867)
Credit Suisse First Boston/CME	Pay	6 Month AUD LIBOR	2.752	February-2025	AUD	683,600	(4,701)
Credit Suisse First Boston/CME	Pay	6 Month AUD LIBOR	2.773	February-2025	AUD	783,000	(4,852)
Credit Suisse First Boston/CME	Pay	6 Month AUD LIBOR	2.872	March-2025	AUD	296,000	30
Credit Suisse First Boston/CME	Pay	6 Month AUD LIBOR	2.672	April-2025	AUD	815,000	(10,753)
Credit Suisse First Boston/CME	Pay	6 Month AUD LIBOR	2.670	April-2025	AUD	1,082,000	(14,651)
Credit Suisse First Boston/CME	Pay	6 Month AUD LIBOR	2.795	April-2025	AUD	607,000	(3,286)
Credit Suisse First Boston/CME	Pay	6 Month AUD LIBOR	3.365	May-2025	AUD	301,000	10,045
Credit Suisse First Boston/CME	Pay	6 Month AUD LIBOR	3.225	June-2025	AUD	912,000	21,494
Credit Suisse First Boston/CME	Pay	6 Month AUD LIBOR	3.373	June-2025	AUD	550,000	18,330
Credit Suisse First Boston/CME	Pay	6 Month AUD LIBOR	3.465	June-2025	AUD	1,052,000	41,428
Credit Suisse First Boston/CME	Pay	6 Month AUD LIBOR	3.413	July-2025	AUD	550,000	19,688
Credit Suisse First Boston/CME	Pay	6 Month AUD LIBOR	3.353	July-2025	AUD	885,000	28,177
Credit Suisse First Boston/CME	Pay	6 Month AUD LIBOR	3.345	July-2025	AUD	807,000	25,304
Credit Suisse First Boston/CME	Pay	6 Month AUD LIBOR	3.170	July-2025	AUD	821,000	16,410
Credit Suisse First Boston/CME	Pay	6 Month AUD LIBOR	3.666	September-2025	AUD	4,096,000	26,562
Credit Suisse First Boston/CME	Pay	6 Month AUD LIBOR	3.683	September-2025	AUD	8,185,000	57,063
Credit Suisse First Boston/CME	Pay	6 Month AUD LIBOR	3.666	September-2025	AUD	5,513,000	35,747
Credit Suisse First Boston/CME	Pay	6 Month AUD LIBOR	3.019	September-2025	AUD	1,188,000	11,158
Credit Suisse First Boston/CME	Pay	6 Month AUD LIBOR	2.898	October-2025	AUD	1,289,000	2,358
Credit Suisse First Boston/CME	Pay	6 Month AUD LIBOR	3.474	October-2025	AUD	644,000	346
Credit Suisse First Boston/CME	Pay	6 Month AUD LIBOR	2.870	October-2025	AUD	383,000	(103)
Credit Suisse First Boston/CME	Pay	6 Month AUD LIBOR	3.445	October-2025	AUD	690,000	(444)
Credit Suisse First Boston/CME	Pay	6 Month EUR LIBOR	0.974	October-2025	EUR	2,372,000	16,338
Credit Suisse First Boston/CME	Pay	6 Month EUR LIBOR	1.831	July-2029	EUR	9,928,446	176,120
Credit Suisse First Boston/CME	Pay	6 Month EUR LIBOR	1.881	July-2029	EUR	14,738,554	326,402
Credit Suisse First Boston/CME	Pay	6 Month EUR LIBOR	1.998	July-2029	EUR	1,368,000	47,501
Credit Suisse First Boston/CME	Pay	6 Month EUR LIBOR	1.805	July-2029	EUR	700,000	10,241
Credit Suisse First Boston/CME	Pay	6 Month EUR LIBOR	1.770	September-2029	EUR	1,114,000	9,944
Credit Suisse First Boston/CME	Pay	6 Month EUR LIBOR	1.721	October-2029	EUR	1,002,000	3,385
Credit Suisse First Boston/CME	Pay	6 Month EUR LIBOR	1.693	October-2029	EUR	1,264,000	(387)
Credit Suisse First Boston/CME	Pay	6 Month EUR LIBOR	1.622	October-2029	EUR	1,262,000	(10,332)
Credit Suisse First Boston/CME	Pay	3 Month SEK LIBOR	2.290	July-2025	SEK	45,000,000	8,786
Credit Suisse First Boston/CME	Pay	3 Month SEK LIBOR	2.260	July-2025	SEK	14,892,000	275
Credit Suisse First Boston/CME	Pay	3 Month SEK LIBOR	2.578	July-2025	SEK	44,676,719	78,007

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

21                         Invesco Global Targeted Returns Fund

Open Centrally Cleared Interest Rate Swap Agreements(j)—(continued)
Counterparty/Clearinghouse	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date	Notional Value		Unrealized Appreciation (Depreciation)
Credit Suisse First Boston/CME	Pay	3 Month SEK LIBOR	2.476%	July-2025	SEK	44,677,000	$53,149
Credit Suisse First Boston/CME	Pay	3 Month SEK LIBOR	2.395	July-2025	SEK	16,680,000	12,504
Credit Suisse First Boston/CME	Pay	3 Month SEK LIBOR	2.305	July-2025	SEK	18,514,281	4,770
Credit Suisse First Boston/CME	Pay	3 Month SEK LIBOR	2.260	July-2025	SEK	17,000,000	(194)
Credit Suisse First Boston/CME	Pay	3 Month SEK LIBOR	2.236	September-2025	SEK	7,042,000	(2,171)
Credit Suisse First Boston/CME	Pay	3 Month SEK LIBOR	2.275	October-2025	SEK	10,606,000	(1,258)
Credit Suisse First Boston/CME	Pay	3 Month SEK LIBOR	2.265	October-2025	SEK	8,198,000	(1,782)
Credit Suisse First Boston/CME	Pay	3 Month SEK LIBOR	2.205	October-2025	SEK	8,526,000	(4,832)
Subtotal — Centrally Cleared Interest Rate Swap Agreements							$180,521

Abbreviations:

AUD	– Australian Dollar
EUR	– Euro

LIBOR	– London Interbank Offered Rate
CME	– Chicago Mercantile Exchange

GBP	– British Pound Sterling
SEK	– Swedish Krona

(j)	Centrally cleared swap agreements collateralized by $2,197,251 cash held with Credit Suisse First Boston.

Open Over-The-Counter Inflation Swap Agreements(k)
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date	Notional Value		Unrealized Appreciation (Depreciation)
Citigroup Global Markets Inc.(c)	Receive	United Kingdom RPI	2.988%	May-2020	GBP	319,719	$(11,070)
Citigroup Global Markets Inc.(c)	Receive	United Kingdom RPI	2.880	July-2020	GBP	550,000	(9,723)
Citigroup Global Markets Inc.(c)	Receive	United Kingdom RPI	2.955	July-2020	GBP	854,000	(20,363)
Citigroup Global Markets Inc.(c)	Receive	United Kingdom RPI	3.065	July-2020	GBP	954,000	(31,417)
Citigroup Global Markets Inc.(c)	Receive	United Kingdom RPI	2.658	September-2020	GBP	1,245,000	549
Deutsche Bank Securities Inc.(c)	Receive	United Kingdom RPI	2.720	January-2020	GBP	1,155,175	(32,081)
Deutsche Bank Securities Inc.(c)	Receive	United Kingdom RPI	2.675	April-2020	GBP	1,817,000	(24,047)
Deutsche Bank Securities Inc.(c)	Receive	United Kingdom RPI	2.740	April-2020	GBP	1,954,000	(36,216)
Deutsche Bank Securities Inc.(c)	Receive	United Kingdom RPI	2.778	April-2020	GBP	1,105,000	(23,863)
Deutsche Bank Securities Inc.(c)	Receive	United Kingdom RPI	2.612	October-2020	GBP	1,278,000	3,115
Morgan Stanley Capital Services LLC(c)	Receive	United Kingdom RPI	2.690	February-2020	GBP	11,857,170	(263,496)
Morgan Stanley Capital Services LLC(c)	Receive	United Kingdom RPI	2.650	March-2020	GBP	814,000	(9,623)
Morgan Stanley Capital Services LLC(c)	Receive	United Kingdom RPI	3.015	July-2020	GBP	1,286,000	(37,026)
Morgan Stanley Capital Services LLC(c)	Receive	United Kingdom RPI	2.720	September-2020	GBP	1,642,000	(7,587)
Morgan Stanley Capital Services LLC(c)	Receive	United Kingdom RPI	2.605	October-2020	GBP	272,000	817
Citigroup Global Markets Inc.(c)	Pay	United Kingdom RPI	3.178	May-2025	GBP	319,719	14,195
Citigroup Global Markets Inc.(c)	Pay	United Kingdom RPI	3.130	July-2025	GBP	550,000	14,486
Citigroup Global Markets Inc.(c)	Pay	United Kingdom RPI	3.190	July-2025	GBP	854,000	31,449
Citigroup Global Markets Inc.(c)	Pay	United Kingdom RPI	3.248	July-2025	GBP	954,000	44,796
Citigroup Global Markets Inc.(c)	Pay	United Kingdom RPI	2.949	September-2025	GBP	1,245,000	(7,557)
Deutsche Bank Securities Inc.(c)	Pay	United Kingdom RPI	2.932	January-2025	GBP	1,155,175	23,073
Deutsche Bank Securities Inc.(c)	Pay	United Kingdom RPI	2.900	April-2025	GBP	1,817,000	2,295
Deutsche Bank Securities Inc.(c)	Pay	United Kingdom RPI	2.965	April-2025	GBP	1,954,000	24,315
Deutsche Bank Securities Inc.(c)	Pay	United Kingdom RPI	3.000	April-2025	GBP	1,105,000	20,424
Deutsche Bank Securities Inc.(c)	Pay	United Kingdom RPI	2.926	October-2025	GBP	1,278,000	(11,215)
Morgan Stanley Capital Services LLC(c)	Pay	United Kingdom RPI	2.923	February-2025	GBP	11,857,170	172,955
Morgan Stanley Capital Services LLC(c)	Pay	United Kingdom RPI	2.865	March-2025	GBP	814,000	(2,878)
Morgan Stanley Capital Services LLC(c)	Pay	United Kingdom RPI	3.250	July-2025	GBP	1,286,000	60,917
Morgan Stanley Capital Services LLC(c)	Pay	United Kingdom RPI	3.010	September-2025	GBP	1,642,000	7,239
Morgan Stanley Capital Services LLC(c)	Pay	United Kingdom RPI	2.943	October-2025	GBP	272,000	(1,622)
Subtotal — Over-The-Counter Inflation Swap Agreements							$(109,159)
Total Interest Rate and Inflation Swap Agreements — Interest Rate Risk							$71,362

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

22                         Invesco Global Targeted Returns Fund

Abbreviations:

GBP	– British Pound Sterling
RPI	– Retail Price Index

(c)	The investment is owned by the Subsidiary. See Note 5.
(k)	Inflation swap agreements collateralized by $75,000 cash held with Deutsche Bank Securities Inc. and Morgan Stanley Capital Services, LLC.

Open Over-The-Counter Variance Swap Agreements
Counterparty	Reference Entity	Pay/Receive Variance	Volatility Strike Rate	Expiration Date	Notional Value		Unrealized Appreciation (Depreciation)
Goldman Sachs International	Hang Seng China Enterprise Index	Pay	28.45%	December-2015	HKD	61,489	$(22,256)
Goldman Sachs International	Hang Seng China Enterprise Index	Pay	45.00	December-2016	HKD	146,000	213,066
Goldman Sachs International	Hang Seng China Enterprise Index	Pay	37.00	December-2016	HKD	133,500	74,628
HSBC New York	Hang Seng China Enterprise Index	Pay	43.00	December-2016	HKD	109,500	131,159
HSBC New York	Hang Seng China Enterprise Index	Pay	42.75	December-2016	HKD	54,382	63,769
Societe Generale	Hang Seng China Enterprise Index	Pay	41.40	December-2016	HKD	54,000	59,732
Societe Generale	Hang Seng China Enterprise Index	Pay	35.50	December-2016	HKD	92,000	44,089
Societe Generale	Hang Seng China Enterprise Index	Pay	35.60	December-2016	HKD	133,500	53,088
Goldman Sachs International	Hang Seng Index	Pay	21.33	December-2015	HKD	58,299	(35,919)
Goldman Sachs International	Hang Seng Index	Pay	33.00	December-2016	HKD	146,000	116,494
Societe Generale	Hang Seng Index	Pay	28.50	December-2016	HKD	83,000	25,886
Societe Generale	Hang Seng Index	Pay	32.50	December-2016	HKD	64,000	47,953
Barclays Bank PLC	S&P 500 Index	Pay	21.00	December-2015	USD	1,870	8,896
Barclays Bank PLC	S&P 500 Index	Pay	21.40	December-2015	USD	1,375	6,876
Goldman Sachs International	S&P 500 Index	Pay	19.90	December-2016	USD	13,845	(3,181)
Goldman Sachs International	S&P 500 Index	Pay	20.10	December-2016	USD	43,000	(191)
HSBC New York	S&P 500 Index	Pay	18.75	December-2016	USD	28,000	(64,429)
HSBC New York	S&P 500 Index	Pay	20.15	December-2016	USD	15,400	(2,623)
HSBC New York	S&P 500 Index	Pay	20.25	December-2016	USD	27,630	387
Morgan Stanley Capital Services LLC	S&P 500 Index	Pay	18.30	December-2015	USD	6,720	20,576
Morgan Stanley Capital Services LLC	S&P 500 Index	Pay	18.35	December-2015	USD	11,620	34,272
Morgan Stanley Capital Services LLC	S&P 500 Index	Pay	18.40	December-2015	USD	5,790	17,614
Societe Generale	S&P 500 Index	Pay	17.80	December-2015	USD	15,516	(6,348)
Societe Generale	S&P 500 Index	Pay	19.85	December-2016	USD	8,910	(7,518)
Societe Generale	S&P 500 Index	Pay	20.60	December-2016	USD	13,052	(4,609)
Societe Generale	S&P 500 Index	Pay	21.80	December-2016	USD	28,853	29,012
UBS	S&P 500 Index	Pay	18.10	December-2015	USD	2,500	8,199
Barclays Bank PLC	Hang Seng China Enterprise Index	Receive	29.25	December-2015	HKD	10,660	(980)
Deutsche Bank Securities Inc.	Hang Seng China Enterprise Index	Receive	30.90	December-2015	HKD	158,920	(46,152)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	27.20	December-2015	HKD	15,252	2,744
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	28.00	December-2015	HKD	33,372	2,437
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	31.35	December-2015	HKD	15,918	(5,474)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	28.85	December-2016	HKD	38,135	18,213
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	29.65	December-2016	HKD	64,185	23,321
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	30.05	December-2016	HKD	9,837	2,168
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	30.20	December-2016	HKD	167,000	32,551
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	30.45	December-2016	HKD	87,000	21,959
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	30.70	December-2016	HKD	29,869	6,523
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	30.97	December-2016	HKD	65,100	11,845
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	30.98	December-2016	HKD	72,579	13,108
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	31.70	December-2016	HKD	21,615	1,839
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	32.40	December-2016	HKD	28,607	(162)
HSBC New York	Hang Seng China Enterprise Index	Receive	27.00	December-2015	HKD	52,749	10,926
HSBC New York	Hang Seng China Enterprise Index	Receive	27.75	December-2015	HKD	19,066	2,022

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

23                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Variance Swap Agreements—(continued)
Counterparty	Reference Entity	Pay/Receive Variance	Volatility Strike Rate	Expiration Date	Notional Value		Unrealized Appreciation (Depreciation)
HSBC New York	Hang Seng China Enterprise Index	Receive	28.33%	December-2016	HKD	89,000	$38,896
HSBC New York	Hang Seng China Enterprise Index	Receive	29.00	December-2016	HKD	38,135	17,386
HSBC New York	Hang Seng China Enterprise Index	Receive	30.25	December-2016	HKD	134,000	26,534
HSBC New York	Hang Seng China Enterprise Index	Receive	30.40	December-2016	HKD	59,722	11,008
HSBC New York	Hang Seng China Enterprise Index	Receive	30.50	December-2016	HKD	44,512	10,931
HSBC New York	Hang Seng China Enterprise Index	Receive	42.60	December-2017	HKD	54,382	(49,074)
Morgan Stanley Capital Services LLC	Hang Seng China Enterprise Index	Receive	25.25	December-2015	HKD	20,569	6,023
Morgan Stanley Capital Services LLC	Hang Seng China Enterprise Index	Receive	25.70	December-2015	HKD	45,029	10,260
Morgan Stanley Capital Services LLC	Hang Seng China Enterprise Index	Receive	25.80	December-2015	HKD	26,040	4,718
Societe Generale	Hang Seng China Enterprise Index	Receive	26.45	December-2015	HKD	680	193
Societe Generale	Hang Seng China Enterprise Index	Receive	27.50	December-2015	HKD	11,472	1,600
Societe Generale	Hang Seng China Enterprise Index	Receive	28.30	December-2015	HKD	68,408	24,764
Societe Generale	Hang Seng China Enterprise Index	Receive	28.50	December-2016	HKD	10,000	4,175
Societe Generale	Hang Seng China Enterprise Index	Receive	29.15	December-2016	HKD	31,784	13,805
Societe Generale	Hang Seng China Enterprise Index	Receive	29.30	December-2016	HKD	76,488	29,918
Societe Generale	Hang Seng China Enterprise Index	Receive	29.50	December-2016	HKD	51,489	19,798
Societe Generale	Hang Seng China Enterprise Index	Receive	30.20	December-2016	HKD	28,139	4,131
Societe Generale	Hang Seng China Enterprise Index	Receive	31.45	December-2016	HKD	44,521	5,253
Societe Generale	Hang Seng China Enterprise Index	Receive	32.50	December-2016	HKD	158,353	(20,799)
Societe Generale	Hang Seng China Enterprise Index	Receive	32.60	December-2016	HKD	19,573	(1,764)
Societe Generale	Hang Seng China Enterprise Index	Receive	33.10	December-2016	HKD	76,725	(7,251)
Societe Generale	Hang Seng China Enterprise Index	Receive	34.75	December-2016	HKD	43,478	(12,908)
Societe Generale	Hang Seng China Enterprise Index	Receive	37.50	December-2016	HKD	9,959	(7,028)
Societe Generale	Hang Seng China Enterprise Index	Receive	35.35	December-2017	HKD	33,179	(2,347)
Barclays Bank PLC	Hang Seng Index	Receive	23.20	December-2015	HKD	14,498	(1,528)
Goldman Sachs International	Hang Seng Index	Receive	22.85	December-2016	HKD	20,000	8,802
Goldman Sachs International	Hang Seng Index	Receive	24.35	December-2016	HKD	167,000	33,963
Goldman Sachs International	Hang Seng Index	Receive	25.20	December-2016	HKD	34,138	3,182
HSBC New York	Hang Seng Index	Receive	22.33	December-2016	HKD	84,000	42,999
HSBC New York	Hang Seng Index	Receive	24.00	December-2016	HKD	133,139	34,081
HSBC New York	Hang Seng Index	Receive	24.15	December-2016	HKD	59,722	15,437
Morgan Stanley Capital Services LLC	Hang Seng Index	Receive	21.35	December-2015	HKD	20,569	(2,705)
Morgan Stanley Capital Services LLC	Hang Seng Index	Receive	21.60	December-2015	HKD	45,029	(7,331)
Morgan Stanley Capital Services LLC	Hang Seng Index	Receive	22.40	December-2015	HKD	26,040	(7,296)
Societe Generale	Hang Seng Index	Receive	21.80	December-2015	HKD	67,661	32,660
Societe Generale	Hang Seng Index	Receive	24.00	December-2016	HKD	34,535	11,432
Societe Generale	Hang Seng Index	Receive	26.60	December-2016	HKD	20,981	(1,229)
Societe Generale	Hang Seng Index	Receive	26.80	December-2016	HKD	81,316	(10,304)
Societe Generale	Hang Seng Index	Receive	30.75	December-2016	HKD	99,588	(57,461)
UBS	Hang Seng Index	Receive	21.00	December-2015	HKD	31,007	(6,509)
Goldman Sachs International	KOSPI 200 Index	Receive	29.00	December-2016	KRW	44,475,000	(272,142)
Societe Generale	KOSPI 200 Index	Receive	22.70	December-2016	KRW	4,285,384	(6,105)
Societe Generale	KOSPI 200 Index	Receive	24.75	December-2016	KRW	15,304,350	(49,501)
Goldman Sachs International	S&P 500 Index	Receive	18.05	December-2015	USD	20,257	14,265
Societe Generale	S&P 500 Index	Receive	25.30	December-2016	USD	3,500	(15,023)
Total — Variance Swap Agreements — Equity Risk							$793,419

Currency Abbreviations:

HKD	– Hong Kong Dollar
KRW	– South Korean Won
USD	– United States Dollar

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

24                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Volatility Swap Agreements
Counterparty	Reference Entity	Pay/Receive Volatility	Volatility Strike Rate	Expiration Date	Notional Value		Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	Hang Seng China Enterprise Index	Pay	34.50%	December-2015	HKD	50,750	$31,622
Societe Generale	Hang Seng China Enterprise Index	Pay	33.00	December-2015	HKD	35,917	19,663
Societe Generale	Hang Seng China Enterprise Index	Pay	35.00	December-2015	HKD	50,750	34,896
Societe Generale	Hang Seng China Enterprise Index	Pay	35.50	December-2015	HKD	24,595	26,602
Societe Generale	Hang Seng China Enterprise Index	Pay	36.50	December-2015	HKD	50,900	46,643
Societe Generale	Hang Seng China Enterprise Index	Pay	36.75	December-2015	HKD	86,517	80,576
Subtotal — Equity Risk							$240,002
Barclays Bank PLC	AUD/JPY	Pay	14.20	April-2017	AUD	19,000	$3,622
Deutsche Bank Securities Inc.	AUD/JPY	Pay	14.90	March-2017	AUD	33,728	21,768
Deutsche Bank Securities Inc.	AUD/JPY	Pay	15.275	March-2017	AUD	15,000	11,365
Goldman Sachs International	AUD/JPY	Pay	15.275	March-2017	AUD	6,400	4,849
Goldman Sachs International	AUD/JPY	Pay	15.40	March-2017	AUD	29,772	30,125
Goldman Sachs International	AUD/JPY	Pay	15.55	March-2017	AUD	31,500	33,250
Citigroup Global Markets Inc.	USD/JPY	Pay	9.60	October-2016	USD	6,457	770
Deutsche Bank Securities Inc.	USD/JPY	Pay	9.05	June-2016	USD	2,625	553
Deutsche Bank Securities Inc.	USD/JPY	Pay	9.00	June-2016	USD	1,578	150
Deutsche Bank Securities Inc.	USD/JPY	Pay	8.75	July-2016	USD	4,500	(1,677)
Deutsche Bank Securities Inc.	USD/JPY	Pay	9.60	August-2016	USD	3,600	1,062
Deutsche Bank Securities Inc.	USD/JPY	Pay	9.45	September-2016	USD	12,450	874
Deutsche Bank Securities Inc.	USD/JPY	Pay	10.525	November-2016	USD	12,800	15,745
Deutsche Bank Securities Inc.	USD/JPY	Pay	12.15	December-2016	USD	3,564	9,903
Deutsche Bank Securities Inc.	USD/JPY	Pay	11.35	January-2017	USD	4,500	9,112
Deutsche Bank Securities Inc.	USD/JPY	Pay	11.55	January-2017	USD	9,000	19,751
Deutsche Bank Securities Inc.	USD/JPY	Pay	11.50	February-2017	USD	6,120	12,955
Deutsche Bank Securities Inc.	USD/JPY	Pay	10.80	February-2017	USD	2,571	3,534
Deutsche Bank Securities Inc.	USD/JPY	Pay	11.00	March-2017	USD	15,000	20,715
Deutsche Bank Securities Inc.	USD/JPY	Pay	10.10	May-2017	USD	13,500	4,109
Deutsche Bank Securities Inc.	USD/JPY	Pay	11.15	June-2017	USD	12,600	16,281
Deutsche Bank Securities Inc.	USD/JPY	Pay	10.10	June-2017	USD	14,580	3,408
Deutsche Bank Securities Inc.	USD/JPY	Pay	10.075	July-2017	USD	11,880	2,417
Deutsche Bank Securities Inc.	USD/JPY	Pay	9.75	July-2017	USD	15,000	(2,209)
Deutsche Bank Securities Inc.	USD/JPY	Pay	10.40	July-2017	USD	5,500	2,325
Goldman Sachs International	USD/JPY	Pay	9.05	June-2016	USD	36,000	5,217
Goldman Sachs International	USD/JPY	Pay	11.3248	January-2017	USD	13,500	26,717
Goldman Sachs International	USD/JPY	Pay	11.9357	March-2017	USD	6,300	15,155
Goldman Sachs International	USD/JPY	Pay	10.1086	April-2017	USD	14,850	6,971
Goldman Sachs International	USD/JPY	Pay	10.1549	April-2017	USD	8,460	3,975
Goldman Sachs International	USD/JPY	Pay	10.34	June-2017	USD	15,000	7,504
Royal Bank of Scotland Securities Inc.	USD/JPY	Pay	8.90	June-2016	USD	4,000	9
Royal Bank of Scotland Securities Inc.	USD/JPY	Pay	9.20	September-2016	USD	2,585	(410)
Royal Bank of Scotland Securities Inc.	USD/JPY	Pay	9.75	June-2017	USD	9,000	(1,029)
Citigroup Global Markets Inc.	AUD/JPY	Receive	10.675	October-2016	AUD	2,984	6,094
Deutsche Bank Securities Inc.	AUD/JPY	Receive	10.90	June-2016	AUD	2,794	2,860
Deutsche Bank Securities Inc.	AUD/JPY	Receive	10.70	June-2016	AUD	4,000	4,935
Deutsche Bank Securities Inc.	AUD/JPY	Receive	10.70	June-2016	AUD	4,107	5,067
Deutsche Bank Securities Inc.	AUD/JPY	Receive	10.25	July-2016	AUD	4,763	8,628
Deutsche Bank Securities Inc.	AUD/JPY	Receive	10.70	September-2016	AUD	13,339	24,011
Deutsche Bank Securities Inc.	AUD/JPY	Receive	11.40	November-2016	AUD	14,700	23,789
Deutsche Bank Securities Inc.	AUD/JPY	Receive	12.70	December-2016	AUD	13,968	11,353
Deutsche Bank Securities Inc.	AUD/JPY	Receive	11.90	January-2017	AUD	3,735	5,855

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

25                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Volatility Swap Agreements—(continued)
Counterparty	Reference Entity	Pay/Receive Volatility	Volatility Strike Rate	Expiration Date	Notional Value		Unrealized Appreciation (Depreciation)
Deutsche Bank Securities Inc.	AUD/JPY	Receive	12.65%	January-2017	AUD	11,360	$11,698
Deutsche Bank Securities Inc.	AUD/JPY	Receive	13.45	February-2017	AUD	7,827	3,377
Deutsche Bank Securities Inc.	AUD/JPY	Receive	12.10	February-2017	AUD	13,393	19,606
Deutsche Bank Securities Inc.	AUD/JPY	Receive	12.95	April-2017	AUD	19,718	19,418
Deutsche Bank Securities Inc.	AUD/JPY	Receive	12.30	May-2017	AUD	20,863	30,683
Deutsche Bank Securities Inc.	AUD/JPY	Receive	12.50	June-2017	AUD	16,412	23,449
Deutsche Bank Securities Inc.	AUD/JPY	Receive	12.525	June-2017	AUD	18,942	28,331
Deutsche Bank Securities Inc.	AUD/JPY	Receive	13.70	July-2017	AUD	15,933	10,731
Deutsche Bank Securities Inc.	AUD/JPY	Receive	12.75	July-2017	AUD	20,000	27,048
Deutsche Bank Securities Inc.	AUD/JPY	Receive	13.50	July-2017	AUD	18,000	15,784
Goldman Sachs International	AUD/JPY	Receive	11.00	June-2016	AUD	36,000	36,811
Goldman Sachs International	AUD/JPY	Receive	12.0758	January-2017	AUD	16,580	23,739
Goldman Sachs International	AUD/JPY	Receive	13.3976	March-2017	AUD	12,612	7,813
Goldman Sachs International	AUD/JPY	Receive	12.6407	April-2017	AUD	19,468	24,214
Goldman Sachs International	AUD/JPY	Receive	12.512	April-2017	AUD	10,933	14,372
Goldman Sachs International	AUD/JPY	Receive	12.73	June-2017	AUD	20,000	26,655
Royal Bank of Scotland Securities Inc.	AUD/JPY	Receive	10.90	August-2016	AUD	3,881	6,096
Royal Bank of Scotland Securities Inc.	AUD/JPY	Receive	10.80	September-2016	AUD	2,767	4,764
Royal Bank of Scotland Securities Inc.	AUD/JPY	Receive	12.55	June-2017	AUD	11,719	17,536
Barclays Bank PLC	USD/JPY	Receive	10.30	April-2017	USD	13,000	(8,769)
Deutsche Bank Securities Inc.	USD/JPY	Receive	10.85	March-2017	USD	17,075	(22,023)
Deutsche Bank Securities Inc.	USD/JPY	Receive	10.90	March-2017	USD	7,000	(9,519)
Deutsche Bank Securities Inc.	USD/JPY	Receive	11.00	March-2017	USD	12,000	(17,317)
Goldman Sachs International	USD/JPY	Receive	11.00	March-2017	USD	7,600	(10,967)
Goldman Sachs International	USD/JPY	Receive	11.20	March-2017	USD	20,925	(34,264)
Goldman Sachs International	USD/JPY	Receive	11.5102	March-2017	USD	21,000	(41,289)
Subtotal — Currency Risk							$589,435
Total — Volatility Swap Agreements							$829,437

Currency Abbreviations:

AUD	– Australian Dollar
HKD	– Hong Kong Dollar

JPY	– Japanese Yen
USD	– United States Dollar

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
11/16/2015	State Street Bank & Trust Co.	AUD	2,410,646	USD	1,753,500	$1,717,594	$35,906
11/16/2015	State Street Bank & Trust Co.	EUR	6,002,069	USD	6,813,030	6,602,040	210,990
11/16/2015	State Street Bank & Trust Co.	GBP	1,152,259	USD	1,756,528	1,776,341	(19,813)
11/16/2015	State Street Bank & Trust Co.	HKD	11,373,000	USD	1,467,548	1,467,445	103
11/16/2015	State Street Bank & Trust Co.	JPY	288,779,000	USD	2,413,544	2,393,539	20,005
11/16/2015	State Street Bank & Trust Co.	KRW	54,565,000	USD	48,441	47,787	654
11/16/2015	State Street Bank & Trust Co.	USD	203,688	AUD	281,000	200,214	(3,474)
11/16/2015	State Street Bank & Trust Co.	USD	378,135	EUR	336,000	369,586	(8,549)
11/16/2015	State Street Bank & Trust Co.	USD	377,557	GBP	245,000	377,696	139
11/16/2015	State Street Bank & Trust Co.	USD	328,794	HKD	2,548,000	328,766	(28)
11/16/2015	State Street Bank & Trust Co.	USD	359,900	KRW	412,135,000	360,939	1,039
01/08/2016	Deutsche Bank Securities Inc.	CNY	1,136,606	USD	176,876	178,335	(1,459)
01/08/2016	Deutsche Bank Securities Inc.	THB	30,370,380	USD	823,939	847,508	(23,569)
01/08/2016	Deutsche Bank Securities Inc.	USD	814,506	INR	53,724,802	812,534	(1,972)
01/08/2016	Goldman Sachs International	CNY	4,381,171	USD	685,093	687,411	(2,318)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

26                         Invesco Global Targeted Returns Fund

Open Forward Foreign Currency Contracts—(continued)
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
01/08/2016	State Street Bank & Trust Co.	AUD	2,504,952	USD	1,758,569	$1,780,052	$(21,483)
01/08/2016	State Street Bank & Trust Co.	CAD	1,209,894	USD	913,717	924,829	(11,112)
01/08/2016	State Street Bank & Trust Co.	CHF	2,803,247	USD	2,886,369	2,843,717	42,652
01/08/2016	State Street Bank & Trust Co.	CNY	66,250,667	USD	10,280,187	10,394,814	(114,627)
01/08/2016	State Street Bank & Trust Co.	EUR	8,091,525	USD	9,060,969	8,910,638	150,331
01/08/2016	State Street Bank & Trust Co.	GBP	5,249,830	USD	7,949,833	8,091,899	(142,066)
01/08/2016	State Street Bank & Trust Co.	IDR	10,716,438,096	USD	698,549	761,084	(62,535)
01/08/2016	State Street Bank & Trust Co.	JPY	109,427,518	USD	916,382	908,181	8,201
01/08/2016	State Street Bank & Trust Co.	KRW	367,755,242	USD	310,507	321,351	(10,844)
01/08/2016	State Street Bank & Trust Co.	MYR	1,836,854	USD	414,986	426,370	(11,384)
01/08/2016	State Street Bank & Trust Co.	PHP	48,712,030	USD	1,041,322	1,037,088	4,234
01/08/2016	State Street Bank & Trust Co.	SEK	10,938,844	USD	1,311,874	1,282,932	28,942
01/08/2016	State Street Bank & Trust Co.	SGD	743,524	USD	518,473	529,530	(11,057)
01/08/2016	State Street Bank & Trust Co.	TWD	10,283,141	USD	311,393	315,492	(4,099)
01/08/2016	State Street Bank & Trust Co.	USD	10,129,093	INR	666,393,066	10,078,527	(50,566)
Total Forward Foreign Currency Contracts — Currency Risk							$2,241

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
CNY	– Chinese Yuan
EUR	– Euro
GBP	– British Pound Sterling
HKD	– Hong Kong Dollar
IDR	– Indonesian Rupiah
INR	– Indian Rupee
JPY	– Japanese Yen
KRW	– South Korean Won
MYR	– Malaysian Ringgit
PHP	– Philippine Peso
SEK	– Swedish Krona
SGD	– Singapore Dollar
THB	– Thai Baht
TWD	– New Taiwan Dollar
USD	– United States Dollar

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

27                         Invesco Global Targeted Returns Fund

Consolidated Statement of Assets and Liabilities

October 31, 2015

Assets:
Investments, at value (Cost $16,509,228)	$15,449,444
Investments in affiliated funds, at value (Cost $118,569,903)	116,925,847
Total investments, at value (Cost $135,079,131)	132,375,291
Foreign currencies, at value (Cost $2,772,521)	2,649,737
Receivable for:
Deposits with brokers	12,340,843
Variation margin — centrally cleared swap agreements	384,413
Variation margin — futures	4,446
Fund shares sold	334,922
Dividends and interest	228,770
Fund expenses absorbed	50,654
Swaps receivables	10
Investment for trustee deferred compensation and retirement plans	4,349
Unrealized appreciation on forward foreign currency contracts outstanding	503,196
Unrealized appreciation on swap agreements — OTC	2,931,101
Other assets	23,390
Total assets	151,831,122

Liabilities:
Payable for:
Investments purchased — affiliated funds	83,439
Fund shares reacquired	151,432
Options written, at value (premiums received $8,462,867)	8,064,771
Forward foreign currency contracts closed	3,159
Swaps payable	12
Accrued fees to affiliates	28,212
Accrued trustees’ and officers’ fees and benefits	1,646
Collateral due to broker	260,000
Amount due custodian	161,930
Accrued other operating expenses	103,172
Trustee deferred compensation and retirement plans	4,349
Unrealized depreciation on forward foreign currency contracts outstanding	500,955
Unrealized depreciation on swap agreements — OTC	1,417,404
Total liabilities	10,780,481
Net assets applicable to shares outstanding	$141,050,641

Net assets consist of:
Shares of beneficial interest	$140,905,166
Undistributed net investment income	(75,216)
Undistributed net realized gain	1,817,533
Net unrealized appreciation (depreciation)	(1,596,842)
$141,050,641

Net Assets:
Class A	$23,688,196
Class C	$11,524,292
Class R	$10,296
Class Y	$97,702,962
Class R5	$62,164
Class R6	$8,062,731

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	2,292,921
Class C	1,130,389
Class R	1,001
Class Y	9,417,235
Class R5	5,989
Class R6	777,313
Class A:
Net asset value per share	$10.33
Maximum offering price per share
(Net asset value of $10.33 ÷ 94.50%)	$10.93
Class C:
Net asset value and offering price per share	$10.19
Class R:
Net asset value and offering price per share	$10.29
Class Y:
Net asset value and offering price per share	$10.37
Class R5:
Net asset value and offering price per share	$10.38
Class R6:
Net asset value and offering price per share	$10.37

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

28                         Invesco Global Targeted Returns Fund

Consolidated Statement of Operations

For the year ended October 31, 2015

Investment income:
Dividends from affiliated funds	$977,371
Interest	184,399
Total investment income	1,161,770

Expenses:
Advisory fees	1,265,450
Administrative services fees	50,000
Custodian fees	37,232
Distribution fees:
Class A	57,827
Class C	50,350
Class R	52
Transfer agent fees — A, C, R and Y	48,372
Transfer agent fees — R5	47
Transfer agent fees — R6	49
Trustees’ and officers’ fees and benefits	19,690
Professional services fees	98,009
Other	271,552
Total expenses	1,898,630
Less: Fees waived and expenses reimbursed	(878,202)
Net expenses	1,020,428
Net investment income	141,342

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(2,859,769)
Sales of affiliated funds	217,613
Distributions of affiliated funds	523,144
Foreign currencies	(394,679)
Forward foreign currency contracts	1,635,001
Futures contracts	315,879
Option contracts written	770,135
Swap agreements	1,629,866
1,837,190
Change in net unrealized appreciation (depreciation) of:
Investment securities	(815,142)
Investment securities — affiliated funds	(2,265,762)
Foreign currencies	(25,813)
Forward foreign currency contracts	(469,528)
Futures contracts	(702,788)
Option contracts written	596,405
Swap agreements	943,715
(2,738,913)
Net realized and unrealized gain (loss)	(901,723)
Net increase (decrease) in net assets resulting from operations	$(760,381)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

29                         Invesco Global Targeted Returns Fund

Consolidated Statement of Changes in Net Assets

For the year ended October 31, 2015 and the period December 19, 2013 (commencement date) through October 31, 2014

	October 31, 2015	December 19, 2013 (commencement date) through October 31, 2014
Operations:
Net investment income (loss)	$141,342	$(9,276)
Net realized gain	1,837,190	50,163
Change in net unrealized appreciation (depreciation)	(2,738,913)	1,142,071
Net increase (decrease) in net assets resulting from operations	(760,381)	1,182,958

Distributions to shareholders from net investment income:
Class A	(77,701)	—
Class C	(3,526)	—
Class R	(54)	—
Class Y	(99,329)	—
Class R5	(15,936)	—
Class R6	(54,412)	—
Total distributions from net investment income	(250,958)	—

Distributions to shareholders from net realized gains:
Class A	(141,226)	—
Class C	(7,470)	—
Class R	(104)	—
Class Y	(168,145)	—
Class R5	(26,976)	—
Class R6	(92,109)	—
Total distributions from net realized gains	(436,030)	—

Share transactions–net:
Class A	10,666,445	13,012,317
Class C	11,241,310	443,040
Class R	—	10,014
Class Y	82,057,343	15,803,099
Class R5	(2,648,324)	2,627,776
Class R6	(1,151,548)	9,253,580
Net increase in net assets resulting from share transactions	100,165,226	41,149,826
Net increase in net assets	98,717,857	42,332,784

Net assets:
Beginning of period	42,332,784	—
End of period (includes undistributed net investment income (loss) of $(75,216) and $(1,560), respectively)	$141,050,641	$42,332,784

Notes to Consolidated Financial Statements

October 31, 2015

NOTE 1—Significant Accounting Policies

Invesco Global Targeted Returns Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund VII Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives. The Fund may invest up to 25% of its total assets in the Subsidiary.

30                         Invesco Global Targeted Returns Fund

The Fund’s investment objective is to seek a positive total return over the long term in all market environments.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and

31                         Invesco Global Targeted Returns Fund

unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

32                         Invesco Global Targeted Returns Fund

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
L.	Call Options Written and Purchased — The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on these contracts are included in the Consolidated Statement of Operations. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on these contracts are included in the Consolidated Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

M.	Put Options Purchased and Written — The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the

33                         Invesco Global Targeted Returns Fund

owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Consolidated Statement of Operations as Net realized gain from Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap, and the other party pays a compounded fixed rate.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund will initially enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated, at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

A volatility swap involves an exchange between the Fund and a Counterparty of periodic payments based on the measured volatility of an underlying security, currency, commodity, interest rate, index or other reference asset over a specified time frame. Depending on the structure of the swap, either the Fund’s or the Counterparty’s payment obligation will typically be based on the realized volatility of the reference asset as measured by changes in its price or level over a specified time period, while the other party’s payment obligation will be based on a specified rate

34                         Invesco Global Targeted Returns Fund

representing expected volatility for the reference asset at the time the swap is executed, or the measured volatility of a different reference asset over a specified time period. The Fund will typically make or lose money on a volatility swap depending on the magnitude of the reference asset’s volatility, or size of the movements in its price, over a specified time period, rather than general increases or decreases in the price of the reference asset. Volatility swaps are often used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of other investments held by the Fund. Variance swaps are similar to volatility swaps, except payments are based on the difference between the implied and measured volatility mathematically squared.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of the Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate, the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2015 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

O.	Other Risks — The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.
P.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
Q.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $10 billion	1.50%
Over $10 billion	1.25%

For the year ended October 31, 2015, the effective advisory fees incurred by the Fund was 1.50%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through February 29, 2016, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.71%, 2.46%, 1.96%, 1.46%, 1.46% and 1.46%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives on the Fund’s investments in certain affiliated funds.

35                         Invesco Global Targeted Returns Fund

For the year ended October 31, 2015, the Adviser waived advisory fees of $829,733 and reimbursed class level expenses of $15,190, $3,307, $7, $29,869, $47 and $49 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2015, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2015, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2015, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2015, IDI advised the Fund that IDI retained $4,769 in front-end sales commissions from the sale of Class A shares and $2,284 from Class C shares, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$116,925,847	$—	$—	$116,925,847
Foreign Sovereign Debt Securities	—	6,891,907	—	6,891,907
Options Purchased	4,581,968	3,975,569	—	8,557,537
	121,507,815	10,867,476	—	132,375,291
Forward Foreign Currency Contracts*	—	2,241	—	2,241
Futures Contracts*	(848,091)	—	—	(848,091)
Options Written*	(2,457,595)	(5,607,176)	—	(8,064,771)
Swap Agreements*	—	1,693,904	—	1,693,904
Total Investments	$118,202,129	$6,956,445	$—	$125,158,574

*	Forward Foreign Currency Contracts, Futures Contracts and Swap Agreements are valued at unrealized appreciation (depreciation). Options Written are shown at value.

36                         Invesco Global Targeted Returns Fund

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2015:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Credit risk:
Swap agreements(a)	$328,829	$(329,143)
Currency risk:
Forward foreign currency contracts(b)	503,196	(500,955)
Options purchased(c)	3,316,975	—
Options written(d)	—	(3,596,025)
Swap agreements(e)	738,908	(149,473)
Equity risk:
Futures contracts(f)	1,139,506	(1,987,597)
Options purchased(c)	5,131,791	—
Options written(d)	—	(3,252,263)
Swap agreements(e)	1,771,568	(738,147)
Interest rate risk:
Options purchased(c)	108,771	—
Options written(d)	—	(1,216,483)
Swap agreements(a)(e)	1,765,704	(1,694,342)
Total	$14,805,248	$(13,464,428)

(a)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements. Only current day’s variation margin receivable (payable) is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Values are disclosed on the Consolidated Statement of Assets and Liabilities under the captions Unrealized appreciation on forward foreign currency contracts outstanding and Unrealized depreciation on forward foreign currency contracts outstanding.
(c)	Options purchased at value as reported in the Consolidated Schedule of Investments.
(d)	Values are disclosed on the Consolidated Statement of Assets and Liabilities under the caption Options written, at value.
(e)	Values are disclosed on the Consolidated Statement of Assets and Liabilities under the captions Unrealized appreciation on swap agreements — OTC and Unrealized depreciation on swap agreements — OTC.
(f)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Consolidated Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended October 31, 2015

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased(a)	Options Written	Swap Agreements
Realized Gain (Loss):
Credit risk	$—	$—	$—	$—	$(184,075)
Currency risk	1,635,001	—	112,881	166,452	—
Equity risk	—	406,388	(3,610,755)	1,689,318	111,220
Interest rate risk	—	(90,509)	721,266	(1,085,635)	1,702,721
Change in Net Unrealized Appreciation (Depreciation):
Credit risk	—	—	—	—	10,097
Currency risk	(469,528)	—	8,829	(224,239)	651,000
Equity risk	—	(673,405)	(136,920)	397,693	1,321,583
Interest rate risk	—	(29,383)	(162,968)	422,951	(1,038,965)
Total	$1,165,473	$(386,909)	$(3,067,667)	$1,366,540	$2,573,581

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

37                         Invesco Global Targeted Returns Fund

The table below summarizes the average notional value of forward foreign currency contracts, futures contracts, options purchased, options written and swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Foreign Currency Options	Index Options Written	Index Options Purchased	Swaptions	Swap Agreements
Average notional value	$74,949,046	$42,997,799	$64,159,928	$49,441,281	$74,269,967	$80,675,715	$263,874,909
Average contracts	—	—	—	939	2,382	—	—

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Consolidated Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of October 31, 2015.

Counterparty	Gross amounts of Recognized Assets	Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities			Net Amount(a)
		Financial Instruments	Collateral Received
			Non-Cash	Cash
Fund
Barclays Bank PLC(b)	$1,264,139	$—	$—	$—	$1,264,139
Barclays Bank PLC(c)	19,394	(11,277)	—	—	8,117
Citigroup Global Markets Inc.(b)	104,899	—	—	—	104,899
Citigroup Global Markets Inc.(c)	6,864	—	—	—	6,864
Credit Suisse First Boston(d)	1,673,918	(1,493,713)	—	—	180,205
Deutsche Bank Securities Inc.(b)	780,032	—	—	—	780,032
Deutsche Bank Securities Inc.(c)	432,650	(98,897)	—	—	333,753
Goldman Sachs International(b)	1,512,391	—	—	—	1,512,391
Goldman Sachs International(c)	868,475	(425,845)	—	—	442,630
HSBC New York(b)	8,628	—	—	—	8,628
HSBC New York(c)	405,535	(116,126)	—	—	289,409
Morgan Stanley Capital Services LLC(b)	10,763	—	—	—	10,763
Morgan Stanley Capital Services LLC(c)	125,085	(17,332)	—	—	107,753
Royal Bank of Scotland Securities Inc.(c)	28,405	(1,439)	—	—	26,966
Societe Generale(b)	146,350	—	—	—	146,350
Societe Generale(c)	615,869	(210,195)	—	—	405,674
State Street Bank & Trust Co.(e)	503,196	(471,637)	—	—	31,559
UBS(b)	148,367	—	—	—	148,367
UBS(c)	8,199	(6,509)	—	—	1,690
Subtotal-Fund	$8,663,159	$(2,852,970)	$—	$—	$5,810,189

Subsidiary
Citigroup Global Markets Inc.(c)	$105,475	$(80,130)	$—	$—	$25,345
Deutsche Bank Securities Inc.(c)	73,222	(73,222)	—	—	—
Morgan Stanley Capital Services LLC(c)	241,928	(241,928)	—	—	—
Subtotal-Subsidiary	$420,625	$(395,280)	$—	$—	$25,345
Total	$9,083,784	$(3,248,250)	$—	$—	$5,835,534

38                         Invesco Global Targeted Returns Fund

Counterparty	Gross amounts of Recognized Liabilities	Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities			Net Amount(a)
		Financial Instruments	Collateral Pledged
			Non-Cash	Cash
Fund
Barclays Bank PLC(c)	$11,277	$(11,277)	$—	$—	$—
Barclays Bank PLC(f)	961,283	—	—	—	961,283
Citigroup Global Markets Inc.(f)	107,197	—	—	—	107,197
Credit Suisse First Boston(d)	1,493,713	(1,493,713)	—	—	—
Deutsche Bank Securities Inc.(c)	98,897	(98,897)	—	—	—
Deutsche Bank Securities Inc.(e)	27,000	—	—	—	27,000
Deutsche Bank Securities Inc.(f)	1,222,342	—	—	(140,000)	1,082,342
Goldman Sachs International(c)	425,845	(425,845)	—	—	—
Goldman Sachs International(e)	2,318	—	—	—	2,318
Goldman Sachs International(f)	1,718,670	—	—	—	1,718,670
HSBC New York(c)	116,126	(116,126)	—	—	—
HSBC New York(f)	14,169	—	—	—	14,169
Morgan Stanley Capital Services LLC(c)	17,332	(17,332)	—	—	—
Morgan Stanley Capital Services LLC(f)	1,138,204	—	—	(1,010,000)	128,204
Royal Bank of Scotland Securities Inc.(c)	1,439	(1,439)	—	—	—
Royal Bank of Scotland Securities Inc.(f)	65,817	—	—	(65,817)	—
Societe Generale(c)	210,195	(210,195)	—	—	—
Societe Generale(f)	199,723	—	—	—	199,723
State Street Bank & Trust Co.(e)	471,637	(471,637)	—	—	—
UBS(c)	6,509	(6,509)	—	—	—
UBS(f)	179,771	—	—	—	179,771
Subtotal-Fund	$8,489,464	$(2,852,970)	$—	$(1,215,817)	$4,420,677

Subsidiary
Citigroup Global Markets Inc.(c)	$80,130	$(80,130)	$—	$—	$—
Deutsche Bank Securities Inc.(c)	127,422	(73,222)	—	(25,000)	29,200
Morgan Stanley Capital Services LLC(c)	322,232	(241,928)	—	(50,000)	30,304
Subtotal-Subsidiary	$529,784	$(395,280)	$—	$(75,000)	$59,504
Total	$9,019,248	$(3,248,250)	$—	$(1,290,817)	$4,480,181

(a)	The Fund and the Subsidiary are recognized as separate legal entities and as such are subject to separate netting arrangements with the Counterparty.
(b)	Options purchased — OTC Counterparty.
(c)	Swap agreements — OTC Counterparty.
(d)	Swap agreements — centrally cleared Counterparty. Includes cumulative appreciation (depreciation).
(e)	Forward foreign currency contracts Counterparty.
(f)	Options written — OTC Counterparty.

NOTE 5—Subsidiary Information

The Fund’s Consolidated Schedule of Investments includes the holdings, including any investments in derivatives, of both the Fund and the Subsidiary. The Fund’s Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets include the account balances of both the Fund and the Subsidiary and all interfund transactions have been eliminated.

The table below summarizes the financial information of the Subsidiary recognized in the consolidated financial statements referred to above.

Selected Financial Information	Invesco Cayman Commodity Fund VII Ltd. (the “Subsidiary”)
Total assets	$6,220,894
Total liabilities	531,208
Net assets	5,689,686
Total investment income	3,237
Net investment income (loss)	(90,817)
Net realized gain (loss) from:
Foreign currencies	1,343
Swap agreements	(111,681)
Change in net unrealized appreciation (depreciation) of:
Swap agreements	(109,159)
Increase (decrease) in net assets resulting from operations	$(310,314)

39                         Invesco Global Targeted Returns Fund

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Year Ended October 31, 2015 and the Period December 19, 2013 (commencement date) through October 31, 2014:

	2015	2014
Ordinary income	$306,514	$—
Long-term capital gain	380,474	—
Total distributions	$686,988	$—

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$1,306,288
Undistributed long-term gain	443,413
Net unrealized appreciation (depreciation) — investments	(2,847,851)
Net unrealized appreciation — other investments	1,576,783
Temporary book/tax differences	(333,158)
Shares of beneficial interest	140,905,166
Total net assets	$141,050,641

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2015.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2015 was $72,840,102 and $35,009,610, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$1,364,832
Aggregate unrealized (depreciation) of investment securities	(4,212,683)
Net unrealized appreciation (depreciation) of investment securities	$(2,847,851)

Cost of investments for tax purposes is $135,223,142.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of income from derivative investments, foreign currency transactions and net operating losses, on October 31, 2015, undistributed net investment income was increased by $35,960, undistributed net realized gain was increased by $284,942 and shares of beneficial interest was decreased by $320,902. This reclassification had no effect on the net assets of the Fund.

40                         Invesco Global Targeted Returns Fund

NOTE 11—Share Information

	Summary of Share Activity
	Year ended October 31, 2015(a)		December 19, 2013 (commencement date) through October 31, 2014
	Shares	Amount	Shares	Amount
Sold:
Class A	2,718,836	$28,480,858	1,491,403	$15,070,925
Class C	1,193,463	12,327,007	42,851	443,040
Class R	—	—	1,001	10,014
Class Y	9,905,242	103,429,009	1,586,102	16,042,737
Class R5	3,477	39,085	261,687	2,641,159
Class R6	—	—	889,089	9,253,580

Issued as reinvestment of dividends:
Class A	3,477	35,775	—	—
Class C	965	9,861	—	—
Class Y	7,638	78,750	—	—
Class R5	2,164	22,311	—	—
Class R6	12,225	125,922	—	—

Reacquired:
Class A	(1,723,051)	(17,850,188)	(197,744)	(2,058,608)
Class C	(106,890)	(1,095,558)	—	—
Class Y	(2,058,678)	(21,450,416)	(23,069)	(239,638)
Class R5	(260,038)	(2,709,720)	(1,301)	(13,383)
Class R6	(124,001)	(1,277,470)	—	—
Net increase in share activity	9,574,829	$100,165,226	4,050,019	$41,149,826

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 71% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

41                         Invesco Global Targeted Returns Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net Investment income (loss)(a)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Year ended 10/31/15	$10.44	$0.01	$0.04	$0.05	$(0.06)	$(0.10)	$(0.16)	$10.33	0.49%	$23,688	1.33	%(f)	2.38	%(f)	0.05	%(f)	79%
Year ended 10/31/14(e)	10.00	(0.02)	0.46	0.44	—	—	—	10.44	4.40	13,504	1.29	(g)	3.16	(g)	(0.18	)(g)	20
Class C
Year ended 10/31/15	10.37	(0.07)	0.04	(0.03)	(0.05)	(0.10)	(0.15)	10.19	(0.27)	11,524	2.08	(f)	3.13	(f)	(0.70	)(f)	79
Year ended 10/31/14(e)	10.00	(0.08)	0.45	0.37	—	—	—	10.37	3.70	444	2.04	(g)	3.91	(g)	(0.93	)(g)	20
Class R
Year ended 10/31/15	10.42	(0.02)	0.04	0.02	(0.05)	(0.10)	(0.15)	10.29	0.27	10	1.58	(f)	2.63	(f)	(0.20	)(f)	79
Year ended 10/31/14(e)	10.00	(0.04)	0.46	0.42	—	—	—	10.42	4.20	10	1.54	(g)	3.41	(g)	(0.43	)(g)	20
Class Y
Year ended 10/31/15	10.46	0.03	0.04	0.07	(0.06)	(0.10)	(0.16)	10.37	0.72	97,703	1.08	(f)	2.13	(f)	0.30	(f)	79
Year ended 10/31/14(e)	10.00	0.01	0.45	0.46	—	—	—	10.46	4.60	16,352	1.04	(g)	2.91	(g)	0.07	(g)	20
Class R5
Year ended 10/31/15	10.46	0.03	0.05	0.08	(0.06)	(0.10)	(0.16)	10.38	0.82	62	1.08	(f)	2.07	(f)	0.30	(f)	79
Year ended 10/31/14(e)	10.00	0.01	0.45	0.46	—	—	—	10.46	4.60	2,724	1.04	(g)	2.87	(g)	0.07	(g)	20
Class R6
Year ended 10/31/15	10.46	0.03	0.04	0.07	(0.06)	(0.10)	(0.16)	10.37	0.73	8,063	1.08	(f)	2.07	(f)	0.30	(f)	79
Year ended 10/31/14(e)	10.00	0.01	0.45	0.46	—	—	—	10.46	4.60	9,298	1.04	(g)	2.87	(g)	0.07	(g)	20

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.44% and 0.50% for the year ended October 31, 2015 and the period ended October 31, 2014.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Commencement date of December 19, 2013.
(f)	Ratios are based on average daily net assets (000’s omitted) of $23,131, $5,035, $10, $45,482, $1,410 and $9,295 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(g)	Annualized.

42                         Invesco Global Targeted Returns Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Global Targeted Returns Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the consolidated financial position of Invesco Global Targeted Returns Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period December 19, 2013 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 30, 2015

Houston, Texas

43                         Invesco Global Targeted Returns Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2015 through October 31, 2015.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/15)	Expenses Paid During Period[2]
A	$1,000.00	$985.70	$6.68	$1,018.48	$6.79	1.34%
C	1,000.00	981.70	10.43	1,014.68	10.60	2.09
R	1,000.00	984.70	7.94	1,017.20	8.07	1.59
Y	1,000.00	986.70	5.45	1,019.72	5.54	1.09
R5	1,000.00	987.60	5.44	1,019.74	5.52	1.09
R6	1,000.00	987.60	5.44	1,019.74	5.52	1.09

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2015 through October 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

44                         Invesco Global Targeted Returns Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Global Targeted Returns Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 9-10, 2015, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2015.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the performance and investment management services provided by Invesco Advisers and the Affiliated Sub-Advisers to a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Board also receives a report and this independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 10, 2015, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board noted that Invesco Asset Management Limited currently manages assets of the Fund. The Board did not consider Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as the Fund had only one year of performance history and no comparative data was available.

C.	Advisory and Sub-Advisory Fees

The Board considered the advisory fee schedule of the Fund and the contractual fee waivers and/or expense limitations that will be in place for the Fund through February 29, 2016. The Board had no comparative Lipper fee data because the Fund was launched in December 2013.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other funds advised by Invesco Advisers

45                         Invesco Global Targeted Returns Fund

and its affiliates with investment strategies comparable to those of the Fund. The Board noted that the Fund’s rate was above the rate of two such funds.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Asset Management Limited manages assets of the Fund, although Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board noted that although Invesco Advisers received a minimal amount of revenues from advising the Fund, Invesco Advisers and its subsidiaries did not make a profit from managing the Fund. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

46                         Invesco Global Targeted Returns Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2015:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$380,474
Qualified Dividend Income*	33.69%
Corporate Dividends Received Deduction*	6.88%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$254,782

47                         Invesco Global Targeted Returns Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			145	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc..

			145	None
[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Global Targeted Returns Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	145	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	145	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Chairman, Board of Governors, Western Golf Association	145	Chairman of the Board of Trustees, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			145	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			145	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	145	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	145	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	145	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	145	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	145	None

T-2                         Invesco Global Targeted Returns Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	145	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Global Targeted Returns Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc..	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company.

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Global Targeted Returns Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	GTR-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2015

Invesco International Total Return Fund
Nasdaq:
A: AUBAX ■ B: AUBBX ■ C: AUBCX ■ Y: AUBYX ■ R5: AUBIX ■ R6: AUBFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    The US economy expanded and unemployment declined throughout the reporting period. Continuing low energy prices benefited consumers, but a strong US dollar crimped corporate profits. The US Federal Reserve signaled that it was increasingly likely to raise interest rates, based on generally positive economic data, but uncertainty remained about when it might act. Overseas, the story was much different. Low energy prices hurt the economies of some oil-producing nations, such as Brazil and Russia. During the reporting period, the European Central

Bank as well as central banks in China and Japan – among other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness.

    Investor uncertainty, such as we saw for much of the reporting period – and market volatility, such as we saw at the end of the reporting period – are unfortunate facts of life when it comes to investing. Some investors use these things as excuses to delay saving and investing for their long-term financial goals. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

    Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco International Total Return Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco International Total Return Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2015, Class A shares of Invesco International Total Return Fund (the Fund), at net asset value (NAV), outperformed the Barclays Global Aggregate ex-U.S. Index, the Fund’s broad market/style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/14 to 10/31/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-5.38%
Class B Shares	-6.19
Class C Shares	-6.10
Class Y Shares	-5.23
Class R5 Shares	-5.23
Class R6 Shares	-5.14
Barclays Global Aggregate ex-U.S. Index▼ (Broad Market/Style-Specific Index)	-6.74
Lipper International Income Funds Index¢ (Peer Group Index)	-4.88

Source(s): ▼FactSet Research Systems Inc.; ¢Lipper Inc.

Market conditions and your Fund

Global divergence with respect to growth, inflation and economic policy dominated global bond markets during the fiscal year ended October 31, 2015. Moderate growth in the US and UK led to the beginnings of tighter monetary policy, starting with the end of the US Federal Reserve’s (the Fed) quantitative easing (QE) program in addition to speculation on whether both regions’ central banks would lift short-term interest rates for the first time since before the onset of the 2007-2011 financial crisis. In the rest of the world, particularly in the eurozone and Asia, slowing growth and deflationary trends kept economic policies accommodative in an effort to foster growth. Tepid global growth, together with deflationary concerns, weighed on long-term interest rates and supported government bond prices. Even in the US and UK, a bias toward central bank tightening had the effect of only flattening yield curves, with short-term government yields rising, while long-dated yields declined, weighed down by slower growth and strong investor demand for high quality yields that both countries offered.

    Though developed market yields broadly declined, the fiscal year was marked by considerable interest rate volatility. The fiscal year began on the back of a US bond market rally as slowing global growth and lower inflation helped to push US Treasury yields lower and subsequently, bond prices higher. The downward-trend accelerated through the end of 2014 as oil prices hit lows not seen since the height of the financial crisis and as global deflationary fears began to set in. As quickly as US Treasury yields declined in 2014, they snapped back even faster during the first half of 2015. Helping to drive developed market interest rates higher following the implementation of the European Central Bank’s (ECB) version of the Fed’s QE program (commitment by the ECB to purchase longer-

dated euro-area fixed income instruments in an effort to lower long-term interest rates to help spur economic growth) was stronger-than-expected economic data and market players’ notions that the rally was overdone. Also supporting higher US interest rates was the end of the Fed’s QE program purchasing long-dated Treasury bonds, coupled with supportive US economic data in the form of stronger economic growth and employment. The volatility within global interest rate markets ensued as the reporting period drew to a close with concerns over Chinese economic growth, in addition to broader market volatility helping drive global interest rates back down. Ten-year US Treasury yields ended 20 basis points lower at 2.14%, having begun the fiscal year at 2.34%.1 A basis point is one one-hundredth of a percentage point.

    Within global credit markets, the investment-grade corporate credit, high yield and emerging market debt sectors were weighed down by slower global growth, increased risk aversion stemming from broader financial market volatility, and credit markets’ fundamental relationship to oil – the price of which declined significantly during the reporting period. Credit spreads across these sectors widened relative to their respective government counterparts, while valuations weakened. Falling oil prices brought into question the credit quality and even the long-term solvency of many high yield issuers, while bonds of oil-producing emerging market countries also experienced market stress. As the reporting period drew to a close, global equity market volatility stemming from concerns over China’s economic slowdown sent credit market spreads and yields to their highest levels since 2012, creating investing opportunities in some segments of the credit markets.

Portfolio Composition
By sector	% of total net assets

Sovereign Debt	50.4%
Financials	18.1
Collateralized Mortgage Obligations	5.2
Materials	5.0
Energy	3.4
Industrials	3.2
Utilities	2.0
Consumer Staples	1.5
Other Sectors, Each Less than 2%	3.8
Money Market Funds Plus Other Assets Less Liabilities	7.4

Top 10 Debt Issuers*
% of total net assets

1.	Italy Buoni Poliennali Del Tesoro	10.5%
2.	Poland Government International Bond	6.3
3.	Government of Japan Forty Year Bond	5.1
4.	Spain Government Bond	4.7
5.	Province of Ontario Canada	4.4
6.	Australia Government Bond	4.3
7.	Mexican Bonos	2.9
8.	Asian Development Bank	2.5
9.	Korea Treasury Bond	2.2
10.	United Kingdom Gilt	2.2

Total Net Assets	$53.5 million

Total Number of Holdings*	93

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2015.

4 Invesco International Total Return Fund

    The Fund’s total return was negative for the reporting period in absolute terms, but it outperformed its broad market/style-specific benchmark. The Fund maintained a lower-than-market exposure in order to minimize losses. The Fund maximized its exposure to the US dollar, in line with our top-down view that the dollar would strengthen and US assets would outperform. A relative value assessment of global bond markets led to overweight exposure in European bond markets, which was a significant contributor to performance as the ECB embarked on a policy of QE thereby supporting the values of European debt. Specifically, the allocation to European corporate debt also benefited from the ECB’s monetary policy shift, as did security selection in below-investment grade issues.

    The Fund used active duration and yield curve positioning for risk management and for generating alpha versus its broad market/style-specific index. Alpha is a measure of performance on a risk-adjusted basis. Duration measures a portfolio’s price sensitivity to interest rate changes. Yield curve positioning refers to actively emphasizing points (maturities) along the yield curve with favorable risk/return expectations. Duration and yield curve positioning across the various global yield curves contributed to relative Fund performance versus the Fund’s broad market/style-specific index. Country allocations to Italy, Spain, Ireland and Portugal also contributed to relative Fund performance. The Fund had an overweight allocation in US Treasuries and German bunds relative to its broad market/style-specific index. Duration was managed with cash bonds and futures positions. Buying and selling interest rate futures contracts across multiple global yield curves was an important tool we used to manage interest rate risk and maintain our targeted portfolio duration. Volatility in the summer hurt relative Fund returns somewhat as our off-benchmark exposure to sub-investment grade debt detracted from Fund returns.

    An increased allocation to US dollar corporate debt was a positive contributor towards the end of the reporting period. Volatility in emerging market assets, in particular, provided an opportunity to increase risk in credit markets, benefiting relative Fund returns by the end of the reporting period.

    Our allocation to the US dollar was the most significant driver of Fund outperformance. Our selection was broadly diversified, but focused on underweight positions in commodity currencies, Asian bloc currencies such as the Singapore dollar and the euro. Towards the end of the reporting period, we increased our exposure in emerging market currencies, which slightly detracted from Fund performance.

    Please note we implemented our strategy using derivative instruments, including futures, forwards, swaps and options. Therefore, a portion of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain or hedge exposure to certain risks. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your commitment to Invesco International Total Return Fund.

1	Source: Bloomberg LP

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Avi Hooper Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco International Total
Return Fund. He joined Invesco in 2010. Mr. Hooper earned a BAS with a focus in accounting and finance from York University.

Mark Nash Chartered Financial Analyst, Portfolio Manager, is manager of Invesco International Total
Return Fund. He joined Invesco in 2001. Mr. Nash earned a BS in chemistry and an MPhi in materials engineering from The University of Nottingham.

Raymond Uy Chartered Financial Analyst, Portfolio Manager and Head of Currencies for Invesco Fixed Income, is
manager of Invesco International Total Return Fund. He joined Invesco in 2012. Mr. Uy earned a BBA from Hofstra University.

Robert Waldner Chartered Financial Analyst, Portfolio Manager, is manager of Invesco International Total
Return Fund. He joined Invesco in 2013. Mr. Waldner earned a BSE degree in civil engineering from Princeton University.

5 Invesco International Total Return Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 3/31/06

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 Invesco International Total Return Fund

Average Annual Total Returns As of 10/31/15, including maximum applicable sales charges

Class A Shares
Inception (3/31/06)	2.72%
5 Years	-1.16
1 Year	-9.38

Class B Shares
Inception (3/31/06)	2.54%
5 Years	-1.38
1 Year	-10.80

Class C Shares
Inception (3/31/06)	2.41%
5 Years	-1.05
1 Year	-7.02

Class Y Shares
Inception	3.36%
5 Years	-0.06
1 Year	-5.23

Class R5 Shares
Inception (3/31/06)	3.44%
5 Years	-0.05
1 Year	-5.23

Class R6 Shares
Inception	3.27%
5 Years	-0.15
1 Year	-5.14

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares was 1.10%, 1.85%, 1.85%,

Average Annual Total Returns As of 9/30/15, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (3/31/06)	2.69%
5 Years	-0.87
1 Year	-10.41

Class B Shares
Inception (3/31/06)	2.51%
5 Years	-1.09
1 Year	-11.82

Class C Shares
Inception (3/31/06)	2.38%
5 Years	-0.75
1 Year	-8.09

Class Y Shares
Inception	3.34%
5 Years	0.24
1 Year	-6.33

Class R5 Shares
Inception (3/31/06)	3.42%
5 Years	0.24
1 Year	-6.33

Class R6 Shares
Inception	3.24%
5 Years	0.14
1 Year	-6.24

0.85%, 0.85% and 0.85%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares was 1.68%, 2.43%, 2.43%, 1.43%, 1.15% and 1.14%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2017. See current prospectus for more information.

7 Invesco International Total Return Fund

Invesco International Total Return Fund’s investment objective is total return, comprised of current income and capital appreciation.

■	Unless otherwise stated, information presented in this report is as of October 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing

in the Fund

■	Active trading risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.
■	Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.
■	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will rise when the FRB and central banks raise these rates. This risk is heightened due to the FRB’s quantitative easing program and the “tapering” of other similar foreign central bank actions. This eventual increase in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase

portfolio turnover and the Fund’s transaction costs.

■	Collateralized loan obligations risk. In addition to the normal interest rate, default and other risks of fixed income securities, collateralized loan obligations carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in collateralized loan obligations that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Currency/exchange rate risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Foreign currency tax risk. If the U.S. Treasury Department were to exercise its authority to issue regulations that exclude from the definition of “qualifying income” foreign currency gains not directly related to the Fund’s business of investing in securities (which it has not done since such authority was granted to it in 1986, but has the right to do at any time), the Fund may be unable to qualify as a regulated investment company for one or more years.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8 Invesco International Total Return Fund

In this event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or other action.

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	High yield bond (junk bond) risk. High yield bonds (commonly referred to as junk bonds) involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high- quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Mortgage- and asset-backed securities risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

■	Sovereign debt risk. Investments in foreign sovereign debt obligations involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
■	When-issued and delayed delivery risks. When-issued and delayed delivery transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous.
■	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities,

are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than coupon loans. Pay-in-kind securities may have a potential variability in valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral.

About indexes used in this report

■	The Barclays Global Aggregate ex-U.S. Index is an unmanaged index considered representative of bonds of foreign countries.
■	The Lipper Emerging Markets Debt Funds Index is an unmanaged index considered representative of international income funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9                         Invesco International Total Return Fund

Schedule of Investments

October 31, 2015

	Principal Amount		Value
Non U.S. Dollar Denominated Bonds & Notes–66.19%(a)
Australia–4.31%
Australia Government Bond, Sr. Unsec. Bonds, 3.75%, 04/21/37(b)	AUD	3,000,000	$2,303,832

Austria–0.88%
OMV AG, Jr. Unsec. Sub. Euro Bonds, 6.75%(c)	EUR	400,000	469,220

Belgium–0.59%
Anheuser-Busch InBev SA/NV, Sr. Unsec. Gtd. Medium-Term Euro Notes, 4.00%, 09/24/25	GBP	200,000	315,486

Canada–4.38%
Province of Ontario Canada, Unsec. Bonds, 3.45%, 06/02/45	CAD	3,000,000	2,339,080

Cyprus–0.64%
Cyprus Government International Bond, REGS, Unsec. Medium-Term Euro Notes, 3.88%, 05/06/22(b)	EUR	300,000	340,955

Denmark–0.50%
Danske Bank A/S, Jr. Unsec. Sub. Medium-Term Euro Notes, 5.68%(c)	GBP	170,000	266,693

France–0.42%
Electricite de France S.A., Jr. Unsec. Sub. Medium-Term Euro Notes, 4.13%(c)	EUR	200,000	222,856

Germany–2.91%
EnBW Energie Baden-Wuerttemberg AG, Jr. Unsec. Sub. Medium-Term Euro Notes, 7.38%, 04/02/72	EUR	120,000	141,022
HeidelbergCement Finance Luxembourg S.A., Sr. Unsec. Gtd. Medium-Term Euro Notes, 3.25%, 10/21/21	EUR	100,000	116,325
Kreditanstalt fur Wiederaufbau, Sr. Unsec. Gtd. Global Notes, 2.05%, 02/16/26	JPY	100,000,000	988,647
RWE AG, Jr. Unsec. Sub. Euro Notes, 7.00%(c)	GBP	200,000	310,389
			1,556,383

Ireland–1.61%
Ireland Government Bond, Unsec. Euro Bonds, 2.00%, 02/18/45	EUR	800,000	859,917

	Principal Amount		Value
Italy–10.53%
Italy Buoni Poliennali Del Tesoro,
Sr. Unsec. Euro Bonds,
5.00%, 03/01/25(b)	EUR	3,045,000	$4,372,601
REGS, Sr. Unsec. Euro Bonds,
3.25%, 09/01/46(b)	EUR	1,000,000	1,258,305
			5,630,906

Japan–5.07%
Government of Japan Forty Year Bond,
Series 7, Sr. Unsec. Bonds,
1.70%, 03/20/54	JPY	50,000,000	443,435
Series 8, Sr. Unsec. Bonds,
1.40%, 03/20/55	JPY	280,000,000	2,268,954
			2,712,389

Mexico–2.93%
Mexican Bonos, Series M, Sr. Unsec. Bonds, 7.75%, 11/13/42	MXN	23,000,000	1,565,954

Netherlands–4.35%
Achmea B.V., Jr. Unsec. Sub. Medium-Term Euro Notes, 6.00%(c)	EUR	500,000	561,720
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA, Unsec. Sub. Euro Bonds, 3.88%, 07/25/23	EUR	600,000	732,123
Netherlands Government Bond, Unsec. Euro Bonds, 2.75%, 01/15/47(b)	EUR	700,000	1,029,334
			2,323,177

Norway–2.51%
DNB Bank ASA, Unsec. Sub. Medium-Term Euro Notes, 4.75%, 03/08/22	EUR	250,000	289,068
Norway Government Bond, Series 476, Unsec. Bonds, 3.00%, 03/14/24(b)	NOK	8,000,000	1,053,320
			1,342,388

Poland–6.30%
Poland Government International Bond, Series 12, Sr. Unsec. Bonds, 1.05%, 11/08/17	JPY	400,000,000	3,366,918

South Korea–2.19%
Korea Treasury Bond, Series 2403, Sr. Unsec. Bonds, 3.50%, 03/10/24	KRW	1,200,000,000	1,169,853

Spain–4.73%
Spain Government Bond, Sr. Unsec. Euro Bonds, 4.20%, 01/31/37(b)	EUR	1,820,000	2,529,822

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco International Total Return Fund

	Principal Amount		Value
Supranational–2.49%
Asian Development Bank, Series 339-00-1, Sr. Unsec. Medium-Term Global Notes, 2.35%, 06/21/27	JPY	130,000,000	$1,333,587

United Arab Emirates–0.51%
IPIC GMTN Ltd., REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 5.88%, 03/14/21(b)	EUR	200,000	270,774

United Kingdom–6.74%
Abbey National Treasury Services PLC, Sr. Sec. Gtd. Mortgage-Backed Medium-Term Euro Notes, 5.25%, 02/16/29	GBP	200,000	385,980
Cabot Financial Luxembourg S.A., REGS, Sr. Sec. Gtd. First Lien Euro Notes, 10.38%, 10/01/19(b)	GBP	100,000	166,588
Direct Line Insurance Group PLC, Unsec. Sub. Gtd. Euro Notes, 9.25%, 04/27/42	GBP	150,000	283,243
Lloyds Bank PLC, Unsec. Sub. Medium-Term Euro Notes, 10.75%, 12/16/21	GBP	200,000	338,554
Moy Park Bondco PLC, REGS, Sr. Unsec. Gtd. Euro Notes, 6.25%, 05/29/21(b)	GBP	100,000	158,129
Nationwide Building Society, Jr. Unsec. Sub. Euro Bonds, 6.00%(c)	GBP	200,000	314,527
NGG Finance PLC, Unsec. Sub. Gtd. Euro Notes, 5.63%, 06/18/73	GBP	250,000	409,541
Odeon & UCI Finco PLC, REGS, Sr. Sec. Gtd. First Lien Medium-Term Euro Notes, 9.00%, 08/01/18(b)	GBP	100,000	161,115
Scottish Widows PLC, Unsec. Sub. Euro Notes, 5.50%, 06/16/23	GBP	150,000	239,570
United Kingdom Gilt, Series 2045, REGS, Unsec. Bonds, 3.50%, 01/22/45(b)	GBP	630,000	1,146,731
			3,603,978

United States–1.60%
Bank of America Corp., Series 8, Sr. Unsec. Bonds, 2.31%, 06/26/17	JPY	100,000,000	855,049
Total Non U.S. Dollar Denominated Bonds & Notes (Cost $37,729,008)			35,379,217

U.S. Dollar Denominated Bonds & Notes–21.17%
Australia–0.94%
BHP Billiton Finance USA Ltd., Unsec. Sub. Gtd. Notes, 6.75%, 10/19/75(b)		$323,000	331,883
FMG Resources (August 2006) Pty. Ltd., REGS, Sr. Unsec. Gtd. Euro Notes, 8.25%, 11/01/19(b)		200,000	170,750
			502,633

	Principal Amount	Value
Brazil–0.78%
Minerva Luxembourg S.A., REGS, Sr. Unsec. Gtd. Euro Notes, 7.75%, 01/31/23(b)	$300,000	$297,750
Odebrecht Finance Ltd., REGS, Sr. Unsec. Gtd. Euro Notes, 5.25%, 06/27/29(b)	200,000	117,250
		415,000

Canada–0.80%
Air Canada Pass Through Trust, Series 2015-1, Class B, Sec. Second Lien Pass Through Ctfs., 3.88%, 03/15/23(b)	237,000	229,786
Lundin Mining Corp., Sr. Sec. Gtd. First Lien Notes, 7.88%, 11/01/22(b)	200,000	200,500
		430,286

Chile–0.56%
Corp. Nacional del Cobre de Chile, Sr. Unsec. Notes, 4.50%, 09/16/25(b)	300,000	297,493

China–0.74%
Alibaba Group Holding Ltd., Sr. Unsec. Gtd. Notes, 4.50%, 11/28/34(b)	200,000	191,543
Bank of China Ltd., Unsec. Sub. Notes, 5.00%, 11/13/24(b)	200,000	207,187
		398,730

Colombia–0.67%
Ecopetrol S.A., Sr. Unsec. Global Notes, 5.38%, 06/26/26	300,000	280,125
Pacific Exploration & Production Corp., REGS, Sr. Unsec. Gtd. Euro Notes, 5.63%, 01/19/25(b)	200,000	76,000
		356,125

Dominican Repubic–0.60%
Dominican Republic International Bond, Sr. Unsec. Bonds, 5.50%, 01/27/25(b)	322,000	319,585

Gabon–0.33%
Gabon Government International Bond, Sr. Unsec. Bonds, 6.95%, 06/16/25(b)	200,000	175,790

Ghana–0.40%
Republic of Ghana, Unsec. Gtd. Bonds, 10.75%, 10/14/30(b)	200,000	212,450

Kazakhstan–0.37%
Kazakhstan Government International Bond, Sr. Unsec. Notes, 6.50%, 07/21/45(b)	200,000	195,941

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco International Total Return Fund

	Principal Amount	Value
Morocco–1.08%
OCP S.A., Sr. Unsec. Notes, 4.50%, 10/22/25(b)	$600,000	$580,500

Netherlands–0.68%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Sr. Unsec. Gtd. Global Notes, 4.63%, 10/30/20	350,000	364,437

Peru–1.48%
Lima Metro Line 2 Finance Ltd., Sr. Sec. First Lien Bonds, 5.88%, 07/05/34(b)	500,000	505,000
Southern Copper Corp., Sr. Unsec. Global Notes, 3.88%, 04/23/25	300,000	285,750
		790,750

Russia–0.37%
Gazprom OAO Via Gaz Capital S.A., Sr. Unsec. Notes, 4.30%, 11/12/15(b)	200,000	199,750

Singapore–0.60%
BOC Aviation Pte. Ltd., Sr. Unsec. Notes, 3.00%, 03/30/20(b)	323,000	319,835

Switzerland–1.33%
Credit Suisse Group AG, Jr. Unsec. Sub. Notes, 6.25%(b)(c)	500,000	498,750
UBS AG, Unsec. Sub. Medium-Term Euro Notes, 7.25%, 02/22/22	200,000	211,375
		710,125

United Kingdom–1.19%
Anglo American Capital PLC, Sr. Unsec. Gtd. Notes, 4.88%, 05/14/25(b)	231,000	185,955
HSBC Holdings PLC, Jr. Unsec. Sub. Global Bonds, 5.63%(c)	250,000	250,486
6.38%(c)	202,000	200,485
		636,926

United States–8.25%
AbbVie Inc., Sr. Unsec. Global Notes, 3.60%, 05/14/25	195,000	191,741
Avaya Inc., Sr. Sec. Gtd. First Lien Notes, 9.00%, 04/01/19(b)	300,000	246,000
Berry Plastics Corp., Sec. Gtd. Second Lien Notes, 5.50%, 05/15/22	200,000	205,750
6.00%, 10/15/22(b)	301,000	316,426
Cantor Fitzgerald, L.P., Unsec. Notes, 6.50%, 06/17/22(b)	246,000	254,949
Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 4.38%, 06/01/24	100,000	99,813
Concho Resources Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 04/01/23	100,000	101,125

	Principal Amount	Value
United States–(continued)
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/22	$200,000	$143,000
EarthLink Holdings Corp., Sr. Unsec. Gtd. Global Notes, 8.88%, 05/15/19	149,000	154,587
EPR Properties, Sr. Unsec. Gtd. Global Notes, 4.50%, 04/01/25	196,000	188,414
FedEx Corp., Sr. Unsec. Gtd. Notes, 4.75%, 11/15/45	294,000	292,745
Ford Motor Credit Co. LLC, Sr. Unsec. Global Notes, 4.13%, 08/04/25	387,000	397,571
Frontier Communications Corp., Sr. Unsec. Notes, 11.00%, 09/15/25(b)	300,000	315,375
JPMorgan Chase & Co., Series Z, Jr. Unsec. Sub. Global Notes, 5.30%(c)	300,000	301,875
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. First Lien Mortgage Notes, 8.13%, 11/15/21 (Acquired 08/21/15; Cost $192,500)(b)	200,000	192,500
Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/28	400,000	335,000
Valeant Pharmaceuticals International, Inc., Sr. Unsec. Gtd. Notes, 6.13%, 04/15/25(b)	200,000	168,500
Wells Fargo & Co., Series U, Jr. Unsec. Sub. Global Notes, 5.88%(c)	300,000	317,250
Whiting Petroleum Corp., Sr. Unsec. Gtd. Notes, 5.75%, 03/15/21	200,000	188,000
		4,410,621
Total U.S. Dollar Denominated Bonds & Notes (Cost $11,417,432)		11,316,977

Collateralized Mortgage Obligations–5.24%
United States–5.24%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A1, Floating Rate Pass Through Ctfs., 2.68%, 03/25/35(d)	184,462	185,617
BLCP Hotel Trust, Series 2014-CLRN, Class C, Floating Rate Pass Through Ctfs., 2.15%, 08/15/29(b)(d)	450,000	444,872
COMM Mortgage Trust, Series 2013-LC6, Class B, Pass Through Ctfs., 3.74%, 01/10/46	300,000	307,427

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco International Total Return Fund

	Principal Amount	Value
United States–(continued)
GMACM Mortgage Loan Trust, Series 2006-AR1, Class 1A1, Floating Rate Pass Through Ctfs., 3.05%, 04/19/36(d)	$251,419	$227,377
JP Morgan Mortgage Trust,
Series 2007-A1, Class 2A2,
Floating Rate Pass Through Ctfs.,
2.64%, 07/25/35(d)	280,242	275,392
Series 2007-A4, Class 3A1,
Floating Rate Pass Through Ctfs.,
5.34%, 06/25/37(d)	262,888	239,344
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 3A, Floating Rate Pass Through Ctfs., 2.29%, 11/25/35(d)	169,458	166,478
WaMu Mortgage Pass-Through Trust, Series 2005-AR12, Class 1A8, Floating Rate Pass Through Ctfs., 2.43%, 10/25/35(d)	257,828	248,916
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR14, Class A1, Floating Rate Pass Through Ctfs., 2.74%, 08/25/35(d)	155,290	153,832

	Principal Amount	Value
United States–(continued)
WFRBS Commercial Mortgage Trust, Series 2013-C16, Class A5, Pass Through Ctfs., 4.42%, 09/15/46	$500,000	$552,025
Total Collateralized Mortgage Obligations (Cost $2,764,243)		2,801,280

	Shares
Money Market Funds–2.03%
Liquid Assets Portfolio–Institutional Class, 0.16%(e)	541,819	541,819
Premier Portfolio–Institutional Class, 0.12%(e)	541,818	541,818
Total Money Market Funds (Cost $1,083,637)		1,083,637

Options Purchased–0.01%
(Cost $10,789)(f)		5,940
TOTAL INVESTMENTS–94.64% (Cost $53,005,109)		50,587,051
OTHER ASSETS LESS LIABILITIES–5.36%		2,864,797
NET ASSETS–100.00%		$53,451,848

Investment Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
Ctfs.	– Certificates
EUR	– Euro
GBP	– British Pound Sterling
Gtd.	– Guaranteed
JPY	– Japanese Yen
Jr.	– Junior

KRW	– South Korean Won
MXN	– Mexican Peso
NOK	– Norwegian Krona
REGS	– Regulation S
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2015 was $22,043,826, which represented 41.24% of the Fund’s Net Assets.
(c)	Perpetual bond with no specified maturity date.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2015.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.
(f)	The table below details options purchased.

Open Over-The-Counter Foreign Currency Options Purchased
Description	Type of Contract	Counterparty	Expiration Date	Strike Price		Notional Value		Value
EUR versus USD	Put	Morgan Stanley & Co. LLC	11/20/15	USD	1.09	EUR	1,000,000	$5,860
USD versus CNY	Put	Deutsche Bank Securities Inc.	11/11/15	CNY	6.80	USD	500,000	36
USD versus CNY	Put	Deutsche Bank Securities Inc.	11/13/15	CNY	6.80	USD	500,000	44
Total Over-The-Counter Foreign Currency Options Purchased — Currency Risk (Cost $10,789)								$5,940

Abbreviations:

CNY	– Chinese Yuan
EUR	– Euro
USD	– U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco International Total Return Fund

Statement of Assets and Liabilities

October 31, 2015

Assets:
Investments, at value (Cost $51,921,472)	$49,503,414
Investments in affiliated money market funds, at value and cost	1,083,637
Total investments, at value (Cost $53,005,109)	50,587,051
Foreign currencies, at value (Cost $572,344)	579,419
Receivable for:
Deposits with brokers for open futures contracts	144,876
Investments sold	5,300,901
Variation margin — futures	55,062
Fund shares sold	86,614
Dividends and interest	624,369
Investment for trustee deferred compensation and retirement plans	34,289
Unrealized appreciation on forward foreign currency contracts outstanding	95,468
Other assets	19,087
Total assets	57,527,136

Liabilities:
Payable for:
Investments purchased	3,704,907
Fund shares reacquired	35,145
Options written, at value (premiums received $16,223)	6,525
Amount due custodian	71,625
Accrued fees to affiliates	29,459
Accrued trustees’ and officers’ fees and benefits	1,586
Accrued other operating expenses	62,390
Trustee deferred compensation and retirement plans	36,247
Unrealized depreciation on forward foreign currency contracts outstanding	127,404
Total liabilities	4,075,288
Net assets applicable to shares outstanding	$53,451,848

Net assets consist of:
Shares of beneficial interest	$56,627,962
Undistributed net investment income	(171,343)
Undistributed net realized gain (loss)	(591,352)
Net unrealized appreciation (depreciation)	(2,413,419)
$53,451,848

Net Assets:
Class A	$26,426,070
Class B	$898,048
Class C	$4,997,849
Class Y	$1,716,373
Class R5	$795
Class R6	$19,412,713

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	2,694,180
Class B	91,690
Class C	510,658
Class Y	175,115
Class R5	81
Class R6	1,979,058
Class A:
Net asset value per share	$9.81
Maximum offering price per share
(Net asset value of $9.81 ÷ 95.75%)	$10.25
Class B:
Net asset value and offering price per share	$9.79
Class C:
Net asset value and offering price per share	$9.79
Class Y:
Net asset value and offering price per share	$9.80
Class R5:
Net asset value and offering price per share	$9.81
Class R6:
Net asset value and offering price per share	$9.81

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco International Total Return Fund

Statement of Operations

For the year ended October 31, 2015

Investment income:
Interest (net of foreign withholding taxes of $5,772)	$1,580,479
Dividends from affiliated money market funds	592
Total investment income	1,581,071

Expenses:
Advisory fees	355,390
Administrative services fees	50,000
Custodian fees	28,367
Distribution fees:
Class A	72,220
Class B	12,904
Class C	54,972
Transfer agent fees A, B, C and Y	116,807
Transfer agent fees — R6	157
Trustees’ and officers’ fees and benefits	19,842
Registration and filing fees	74,708
Professional services fees	58,336
Other	47,156
Total expenses	890,859
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(287,545)
Net expenses	603,314
Net investment income	977,757

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(2,636,653)
Foreign currencies	(202,134)
Forward foreign currency contracts	167,776
Futures contracts	(916,220)
Option contracts written	49,997
Swap agreements	(1,246)
(3,538,480)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(752,371)
Foreign currencies	57,113
Forward foreign currency contracts	47,932
Futures contracts	72,949
Option contracts written	9,698
(564,679)
Net realized and unrealized gain (loss)	(4,103,159)
Net increase (decrease) in net assets resulting from operations	$(3,125,402)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco International Total Return Fund

Statement of Changes in Net Assets

For the years ended October 31, 2015 and October 31, 2014

	2015	2014
Operations:
Net investment income	$977,757	$980,847
Net realized gain (loss)	(3,538,480)	499,572
Change in net unrealized appreciation (depreciation)	(564,679)	(2,359,518)
Net increase (decrease) in net assets resulting from operations	(3,125,402)	(879,099)

Distributions to shareholders from net investment income:
Class A	—	(342,384)
Class B	—	(6,778)
Class C	—	(17,273)
Class Y	—	(43,342)
Class R5	—	(2,735)
Class R6	—	(136,738)
Total distributions from net investment income	—	(549,250)

Return of Capital:
Class A	(334,679)	—
Class B	(5,037)	—
Class C	(22,195)	—
Class Y	(34,332)	—
Class R5	(404)	—
Class R6	(234,598)	—
Total return of capital	(631,245)	—

Distributions to shareholders from net realized gains:
Class A	(424,234)	(627,066)
Class B	(23,164)	(54,188)
Class C	(82,956)	(109,020)
Class Y	(58,822)	(20,619)
Class R5	(1,571)	(5,529)
Class R6	(190,546)	(179,473)
Total distributions from net realized gains	(781,293)	(995,895)

Share transactions–net:
Class A	(3,774,867)	1,008,873
Class B	(848,162)	(900,676)
Class C	(969,761)	1,140,625
Class Y	(3,026,142)	4,234,543
Class R5	(113,619)	(160,180)
Class R6	8,002,329	4,374,306
Net increase (decrease) in net assets resulting from share transactions	(730,222)	9,697,491
Net increase (decrease) in net assets	(5,268,162)	7,273,247

Net assets:
Beginning of year	58,720,010	51,446,763
End of year (includes undistributed net investment income of $(171,343) and $99,678, respectively)	$53,451,848	$58,720,010

Notes to Financial Statements

October 31, 2015

NOTE 1—Significant Accounting Policies

Invesco International Total Return Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an

16                         Invesco International Total Return Fund

open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

17                         Invesco International Total Return Fund

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

18                         Invesco International Total Return Fund

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Call Options Written and Purchased — The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

M.	Put Options Purchased and Written — The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of

19                         Invesco International Total Return Fund

the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations as Net realized gain from Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

O.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

20                         Invesco International Total Return Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.65%
Next $250 million	0.59%
Next $500 million	0.565%
Next $1.5 billion	0.54%
Next $2.5 billion	0.515%
Next $5 billion	0.49%
Over $10 billion	0.465%

For the year ended October 31, 2015, the effective advisory fees incurred by the Fund was 0.65%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares to 1.10%, 1.85%, 1.85%, 0.85%, 0.85% and 0.85% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2017. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2015, the Adviser waived advisory fees of $170,581 and reimbursed class level expenses of $88,391, $3,948, $16,820, $7,236, and $157 of Class A, Class B, Class C, Class Y and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2015, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2015, IDI advised the Fund that IDI retained $4,506 in front-end sales commissions from the sale of Class A shares and $256, $2,159 and $327 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

21                         Invesco International Total Return Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$1,083,637	$—	$—	$1,083,637
Collateralized Mortgage Obligations	—	2,801,280	—	2,801,280
Corporate Debt Securities	—	19,919,207	—	19,919,207
Foreign Sovereign Debt Securities	—	26,776,987	—	26,776,987
Options Purchased	—	5,940	—	5,940
	1,083,637	49,503,414	—	50,587,051
Forward Foreign Currency Contracts*	—	(31,936)	—	(31,936)
Futures Contracts*	19,926	—	—	19,926
Options Written*	—	(6,525)	—	(6,525)
Total Investments	$1,103,563	$49,464,953	$—	$50,568,516

*	Forward foreign currency contracts and futures contracts are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2015:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk:
Forward foreign currency contracts(a)	$95,468	$(127,404)
Options purchased(b)	5,940	—
Options written(c)	—	(6,525)
Interest rate risk:
Futures contracts(d)	31,698	(11,772)
Total	$133,106	$(145,701)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the captions Unrealized appreciation on forward foreign currency contracts outstanding and Unrealized depreciation on forward foreign currency contracts outstanding.
(b)	Options purchased at value as reported in the Schedule of Investments.
(c)	Values are disclosed on the Statement of Assets and Liabilities under the caption Options written, at value.
(d)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

22                         Invesco International Total Return Fund

Effect of Derivative Investments for the year ended October 31, 2015

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased(a)	Options Written	Swap Agreements
Realized Gain (Loss):
Currency risk	$167,776	$—	$80,396	$49,997	$—
Interest rate risk	—	(916,220)	—	—	—
Market risk	—	—	—	—	(1,246)
Change in Net Unrealized Appreciation (Depreciation):
Currency risk	47,932	—	(15,826)	9,698	—
Interest rate risk	—	72,949	—	—	—
Total	$215,708	$(843,271)	$64,570	$59,695	$(1,246)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the twelve month average notional value of forward foreign currency contracts, futures contracts, options purchased, the eleven month average notional value of options written and the one month average notional value of swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased	Options Written	Swap Agreements
Average notional value	$46,527,083	$20,969,807	$5,228,576	$2,338,021	$1,666,000

Open Forward Foreign Currency Contracts
Settlement Date		Contract to				Notional Value	Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
01/29/16	Citigroup Global Markets Inc.	CAD	500,000	USD	380,128	$382,165	$(2,037)
01/29/16	Citigroup Global Markets Inc.	CAD	200,000	USD	152,823	152,866	(43)
01/29/16	Citigroup Global Markets Inc.	MYR	2,000,000	USD	470,588	463,709	6,879
01/29/16	Citigroup Global Markets Inc.	MYR	1,500,000	USD	344,827	347,782	(2,955)
01/29/16	Citigroup Global Markets Inc.	NOK	8,310,018	USD	996,405	976,775	19,630
01/29/16	Citigroup Global Markets Inc.	USD	193,704	GBP	126,181	194,478	774
01/29/16	Deutsche Bank Securities Inc.	USD	409,979	SEK	3,476,872	408,016	(1,963)
06/13/16	Deutsche Bank Securities Inc.	CNY	2,157,810	USD	338,003	334,733	3,270
06/13/16	Deutsche Bank Securities Inc.	CNY	6,533,500	USD	1,000,000	1,013,518	(13,518)
06/13/16	Deutsche Bank Securities Inc.	USD	340,000	CNY	2,157,810	334,733	(5,267)
01/29/16	Goldman Sachs International	AUD	1,549,000	USD	1,118,967	1,099,666	19,301
01/29/16	Goldman Sachs International	AUD	750,000	JPY	63,956,250	531,154	(1,452)
01/29/16	Goldman Sachs International	AUD	750,000	USD	529,924	532,440	(2,516)
01/29/16	Goldman Sachs International	CAD	978,087	USD	743,687	747,581	(3,894)
01/29/16	Goldman Sachs International	JPY	64,446,831	USD	533,446	535,061	(1,615)
01/29/16	Goldman Sachs International	JPY	130,000,000	USD	1,075,874	1,079,307	(3,433)
01/29/16	Goldman Sachs International	PLN	2,000,000	USD	531,973	516,319	15,654
01/29/16	Goldman Sachs International	PLN	1,500,000	USD	382,868	387,239	(4,371)
01/29/16	Goldman Sachs International	SGD	2,080,500	USD	1,489,161	1,480,749	8,412
01/29/16	Goldman Sachs International	TRY	1,000,000	USD	331,444	334,004	(2,560)
01/29/16	Goldman Sachs International	USD	5,969,989	EUR	5,393,617	5,942,307	(27,682)
01/29/16	Goldman Sachs International	USD	6,335,803	JPY	764,763,739	6,349,346	13,543
01/29/16	Goldman Sachs International	USD	936,990	MXN	15,560,888	935,718	(1,272)
01/29/16	Goldman Sachs International	USD	674,190	NZD	1,000,000	672,681	(1,509)
01/29/16	Goldman Sachs International	USD	618,238	RUB	40,000,000	609,858	(8,380)
01/29/16	Goldman Sachs International	USD	852,818	SGD	1,200,000	854,073	1,255
01/29/16	Goldman Sachs International	USD	722,403	ZAR	10,000,000	710,604	(11,799)

23                         Invesco International Total Return Fund

Open Forward Foreign Currency Contracts — (continued)
Settlement Date		Contract to				Notional Value	Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
10/24/16	Goldman Sachs International	CNY	3,212,750	USD	491,886	$494,825	$(2,939)
11/13/15	Goldman Sachs International	CNY	3,259,500	USD	500,000	514,735	(14,735)
12/11/15	Goldman Sachs International	CNY	3,242,500	USD	496,631	510,095	(13,464)
01/29/16	JPMorgan Chase Bank, N.A.	KRW	700,000,000	USD	616,740	611,245	5,495
01/29/16	JPMorgan Chase Bank, N.A.	KRW	500,000,000	USD	437,859	436,604	1,255
Total Open Forward Foreign Currency Contracts — Currency Risk							$(31,936)

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CNY	– Chinese Yuan
EUR	– Euro
GBP	– British Pound Sterling

JPY	– Japanese Yen
KRW	– South Korean Won
MXN	– Mexican Peso
MYR	– Malaysian Ringgit
NOK	– Norwegian Krone

NZD	– New Zealand Dollar
PLN	– Polish Zloty
RUB	– Russian Rouble
SEK	– Swedish Krona
SGD	– Singapore Dollar

TRY	– New Turkish Lira
USD	– U.S. Dollar
ZAR	– South African Rand

Open Futures Contracts(a)
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 10 Year Notes	Short	26	December-2015	$(3,319,875)	$30,412
U.S. Ultra Bond	Short	12	December-2015	(1,917,000)	1,286
Euro Bonds	Short	9	December-2015	(1,561,002)	(11,772)
Total futures contracts — Interest Rate Risk					$19,926

(a)	Futures contracts collateralized by $144,876 cash held with Bank of America Merrill Lynch, the futures commission merchant.

Open Over-The-Counter Foreign Currency Options Written
Description	Type of Contract	Counterparty	Expiration Date	Strike Price		Premiums Received	Notional Value		Value	Unrealized Appreciation
USD versus CNY	Call	Goldman Sachs International	11/11/15	CNY	6.80	$2,744	USD	500,000	$36	$2,708
USD versus CNY	Call	Goldman Sachs International	02/05/16	CNY	6.80	4,919	USD	500,000	1,437	3,482
USD versus CNY	Call	Goldman Sachs International	11/13/15	CNY	6.80	2,500	USD	500,000	45	2,455
USD versus CNY	Call	Deutsche Bank Securities Inc.	01/21/16	CNY	6.55	6,060	USD	1,000,000	5,007	1,053
Total Foreign Currency Options Written — Currency Risk						$16,223			$6,525	$9,698

Options Written Transactions
	Call Options					Put Options
	Notional Value		Notional Value		Premiums Received	Notional Value		Notional Value		Premiums Received
Beginning of period		—		—	—		—		—	—
Written	USD	9,800,000	CHF	1,100,000	$54,728	CHF	1,100,000	EUR	2,000,000	$68,582
Closed	USD	(5,300,000)	CHF	(1,100,000)	(34,425)	CHF	—	EUR	(2,000,000)	(6,440)
Exercised	USD	—	CHF	—	—	CHF	—	EUR	—	—
Expired	USD	(2,000,000)	CHF	—	(4,080)	CHF	(1,100,000)	EUR	—	(62,142)
End of period	USD	2,500,000	CHF	—	$16,223	CHF	—	EUR	—	$—

Currency abbreviations:

CHF	– Swiss Franc
CNY	– Chinese Yuan
EUR	– Euro
USD	– U.S. Dollar

24                         Invesco International Total Return Fund

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of October 31, 2015.

Counterparty	Gross amounts of Recognized Assets	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount
		Financial Instruments	Collateral Received
			Non-Cash	Cash
Citigroup Global Markets Inc.(a)	$27,283	$(5,035)	$—	$—	$22,248
Deutsche Bank Securities Inc.(a)	3,270	(3,270)	—	—	—
Goldman Sachs International(a)	58,165	(58,165)	—	—	—
JPMorgan Chase Bank, N.A.(a)	6,750	—	—	—	6,750
Deutsche Bank Securities Inc.(b)	80	—	—	—	80
Morgan Stanley & Co. LLC(b)	5,860	—	—	—	5,860
Total	$101,408	$(66,470)	$—	$—	$34,938

Counterparty	Gross amounts of Recognized Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount
		Financial Instruments	Collateral Pledged
			Non-Cash	Cash
Citigroup Global Markets Inc.(a)	$5,035	$(5,035)	$—	$—	$—
Deutsche Bank Securities Inc.(a)	20,748	(3,270)	—	—	17,478
Goldman Sachs International(a)	101,621	(58,165)	—	—	43,456
Goldman Sachs International(c)	1,518	—	—	—	1,518
Deutsche Bank Securities Inc.(c)	5,007	—	—	—	5,007
Total	$133,929	$(66,470)	$—	$—	$67,459

(a)	Forward foreign currency contracts Counterparty.
(b)	Options purchased — OTC Counterparty.
(c)	Options written — OTC Counterparty.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2015, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $412.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

25                         Invesco International Total Return Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2015 and 2014:

	2015	2014
Ordinary income	$767,377	$751,443
Long-term capital gain	—	793,702
Return of capital	645,161	—
Total distributions	$1,412,538	$1,545,145

Tax Components of Net Assets at Period-End:

2015
Net unrealized appreciation (depreciation) — investments	$(2,566,056)
Net unrealized appreciation — other investments	27,564
Temporary book/tax differences	(34,693)
Capital loss carryforward	(602,929)
Shares of beneficial interest	56,627,962
Total net assets	$53,451,848

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$—	$602,929	$602,929

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2015 was $70,442,729 and $72,740,132, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$687,903
Aggregate unrealized (depreciation) of investment securities	(3,253,959)
Net unrealized appreciation (depreciation) of investment securities	$(2,566,056)

Cost of investments for tax purposes is $53,153,107.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, options, return of capital and net operating loss, on October 31, 2015, undistributed net investment income was decreased by $617,533, undistributed net realized gain (loss) was increased by $2,866,618 and shares of beneficial interest was decreased by $2,249,085. This reclassification had no effect on the net assets of the Fund.

26                         Invesco International Total Return Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended October 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Class A	559,131	$5,613,328	873,924	$9,646,186
Class B	2,353	23,757	12,209	135,159
Class C	140,867	1,399,589	226,250	2,495,660
Class Y	50,488	513,631	445,420	4,940,833
Class R5	540	5,481	6,347	70,569
Class R6	757,993	7,670,289	381,785	4,207,536

Issued as reinvestment of dividends:
Class A	69,310	709,542	82,518	894,078
Class B	2,631	27,181	5,314	57,314
Class C	9,824	101,226	11,145	120,169
Class Y	6,150	63,098	4,004	43,516
Class R5	188	1,953	717	7,759
Class R6	41,767	425,144	29,168	316,211

Automatic conversion of Class B shares to Class A shares:
Class A	34,527	347,816	43,428	478,998
Class B	(34,569)	(347,816)	(43,477)	(478,998)

Reacquired:
Class A	(1,040,878)	(10,445,553)	(911,714)	(10,010,389)
Class B	(54,554)	(551,284)	(56,118)	(614,151)
Class C	(247,025)	(2,470,576)	(134,146)	(1,475,204)
Class Y	(350,943)	(3,602,871)	(68,813)	(749,806)
Class R5	(11,766)	(121,053)	(21,419)	(238,508)
Class R6	(9,013)	(93,104)	(13,494)	(149,441)
Net increase (decrease) in share activity	(72,979)	$(730,222)	873,048	$9,697,491

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 15% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
In addition, 36% of the outstanding shares of the Fund are owned by an affiliated mutual fund. Affiliated mutual funds are mutual funds that are advised by Invesco.

27                         Invesco International Total Return Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of Capital	Total distributions	Net asset value, end of period(b)	Total return(c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 10/31/15	$10.63	$0.18	$(0.74)	$(0.56)	$—	$(0.14)	$(0.12)	$(0.26)	$9.81	(5.38)%	$26,426	1.10	%(e)	1.72	%(e)	1.79	%(e)	135%
Year ended 10/31/14	11.07	0.20	(0.30)	(0.10)	(0.12)	(0.22)	—	(0.34)	10.63	(0.97)	32,668	1.10		1.68		1.83		237
Year ended 10/31/13	11.37	0.18	(0.37)	(0.19)	(0.11)	—	—	(0.11)	11.07	(1.68)	33,019	1.10		1.68		1.65		233
Year ended 10/31/12	11.63	0.16	0.20	0.36	(0.39)	(0.12)	(0.11)	(0.62)	11.37	3.42	40,771	1.10		1.57		1.46		119
Year ended 10/31/11	12.22	0.19	0.16	0.35	(0.58)	(0.36)	—	(0.94)	11.63	3.37	47,162	1.10		1.58		1.64		226
Class B
Year ended 10/31/15	10.62	0.10	(0.75)	(0.65)	—	(0.14)	(0.04)	(0.18)	9.79	(6.19)	898	1.85	(e)	2.47	(e)	1.04	(e)	135
Year ended 10/31/14	11.05	0.12	(0.30)	(0.18)	(0.03)	(0.22)	—	(0.25)	10.62	(1.63)	1,867	1.85		2.43		1.08		237
Year ended 10/31/13	11.36	0.10	(0.38)	(0.28)	(0.03)	—	—	(0.03)	11.05	(2.50)	2,850	1.85		2.43		0.90		233
Year ended 10/31/12	11.61	0.08	0.20	0.28	(0.30)	(0.12)	(0.11)	(0.53)	11.36	2.72	4,430	1.85		2.32		0.71		119
Year ended 10/31/11	12.19	0.10	0.17	0.27	(0.49)	(0.36)	—	(0.85)	11.61	2.66	5,934	1.85		2.33		0.89		226
Class C
Year ended 10/31/15	10.61	0.10	(0.74)	(0.64)	—	(0.14)	(0.04)	(0.18)	9.79	(6.10)	4,998	1.85	(e)	2.47	(e)	1.04	(e)	135
Year ended 10/31/14	11.04	0.12	(0.30)	(0.18)	(0.03)	(0.22)	—	(0.25)	10.61	(1.63)	6,441	1.85		2.43		1.08		237
Year ended 10/31/13	11.35	0.10	(0.38)	(0.28)	(0.03)	—	—	(0.03)	11.04	(2.50)	5,562	1.85		2.43		0.90		233
Year ended 10/31/12	11.61	0.07	0.20	0.27	(0.30)	(0.12)	(0.11)	(0.53)	11.35	2.63	8,016	1.85		2.32		0.71		119
Year ended 10/31/11	12.19	0.10	0.17	0.27	(0.49)	(0.36)	—	(0.85)	11.61	2.65	10,782	1.85		2.33		0.89		226
Class Y
Year ended 10/31/15	10.63	0.21	(0.76)	(0.55)	—	(0.14)	(0.14)	(0.28)	9.80	(5.23)	1,716	0.85	(e)	1.47	(e)	2.04	(e)	135
Year ended 10/31/14	11.06	0.23	(0.30)	(0.07)	(0.14)	(0.22)	—	(0.36)	10.63	(0.63)	4,989	0.85		1.43		2.08		237
Year ended 10/31/13	11.37	0.21	(0.39)	(0.18)	(0.13)	—	—	(0.13)	11.06	(1.52)	982	0.85		1.43		1.90		233
Year ended 10/31/12	11.63	0.19	0.20	0.39	(0.42)	(0.12)	(0.11)	(0.65)	11.37	3.68	1,105	0.85		1.32		1.71		119
Year ended 10/31/11	12.22	0.22	0.16	0.38	(0.61)	(0.36)	—	(0.97)	11.63	3.63	1,322	0.85		1.33		1.89		226
Class R5
Year ended 10/31/15	10.64	0.21	(0.76)	(0.55)	—	(0.14)	(0.14)	(0.28)	9.81	(5.23)	1	0.85	(e)	1.16	(e)	2.04	(e)	135
Year ended 10/31/14	11.07	0.23	(0.30)	(0.07)	(0.14)	(0.22)	—	(0.36)	10.64	(0.63)	118	0.85		1.15		2.08		237
Year ended 10/31/13	11.37	0.21	(0.38)	(0.17)	(0.13)	—	—	(0.13)	11.07	(1.43)	282	0.85		1.16		1.90		233
Year ended 10/31/12	11.63	0.19	0.20	0.39	(0.42)	(0.12)	(0.11)	(0.65)	11.37	3.68	221	0.85		1.07		1.71		119
Year ended 10/31/11	12.22	0.22	0.16	0.38	(0.61)	(0.36)	—	(0.97)	11.63	3.63	4,696	0.85		1.08		1.89		226
Class R6
Year ended 10/31/15	10.63	0.20	(0.74)	(0.54)	—	(0.14)	(0.14)	(0.28)	9.81	(5.14)	19,413	0.85	(e)	1.16	(e)	2.04	(e)	135
Year ended 10/31/14	11.07	0.23	(0.31)	(0.08)	(0.14)	(0.22)	—	(0.36)	10.63	(0.72)	12,637	0.85		1.14		2.08		237
Year ended 10/31/13	11.37	0.21	(0.38)	(0.17)	(0.13)	—	—	(0.13)	11.07	(1.43)	8,752	0.85		1.16		1.90		233
Year ended 10/31/12(f)	11.40	0.02	(0.05)	(0.03)	—	—	—	—	11.37	(0.26)	5,493	0.85	(g)	1.10	(g)	1.71	(g)	119

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest for Class A, Class B, Class C, Class Y and Class R5 shares which were less than $0.005 per share for fiscal years ended October 31, 2012 and prior.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $28,888, $1,290, $5,497, $2,365, $17 and $16,618 for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of September 24, 2012.
(g)	Annualized.

28                         Invesco International Total Return Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco International Total Return Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco International Total Return Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmation of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 23, 2015

Houston, Texas

29                         Invesco International Total Return Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2015 through October 31, 2015.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/15)	Expenses Paid During Period[2]
A	$1,000.00	$967.40	$5.45	$1,019.66	$5.60	1.10%
B	1,000.00	963.70	9.16	1,015.88	9.40	1.85
C	1,000.00	964.70	9.16	1,015.88	9.40	1.85
Y	1,000.00	968.60	4.22	1,020.92	4.33	0.85
R5	1,000.00	968.60	4.22	1,020.92	4.33	0.85
R6	1,000.00	968.60	4.22	1,020.92	4.33	0.85

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2015 through October 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

30                         Invesco International Total Return Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco International Total Return Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 9-10, 2015, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2015.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the performance and investment management services provided by Invesco Advisers and the Affiliated Sub-Advisers to a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Board also receives a report and this independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 10, 2015, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper International Income Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one and five year periods and the third quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one,

31                         Invesco International Total Return Fund

three and five year periods. Invesco Advisers noted that the Fund is limited in the amount of U.S. dollar assets it can hold, which negatively impacted performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees, but that Lipper does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 29, 2016 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco

Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Fund. The Board noted that although Invesco Advisers received a minimal amount of revenues from advising the Fund, Invesco Advisers and its subsidiaries did not make a profit from managing the Fund. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

32                         Invesco International Total Return Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2015:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$767,377

33                         Invesco International Total Return Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			145	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc..

			145	None
[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco International Total Return Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	145	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	145	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Chairman, Board of Governors, Western Golf Association	145	Chairman of the Board of Trustees, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			145	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			145	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	145	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	145	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	145	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	145	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	145	None

T-2                         Invesco International Total Return Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	145	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco International Total Return Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc..	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company.

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco International Total Return Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds.

Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338                         ITR-AR-1                                                               Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2015

Invesco Long/Short Equity Fund
Nasdaq:
A: LSQAX ■ C: LSQCX ■ R: LSQRX ■ Y: LSQYX ■ R5: LSQFX ■ R6: LSQSX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period. I hope you find this report of interest.

The US economy expanded and unemployment declined throughout the reporting period. Continuing low energy prices benefited consumers, but a strong US dollar crimped corporate profits. The US Federal Reserve signaled that it was increasingly likely to raise interest rates, based on generally positive economic data, but uncertainty remained about when it might act. Overseas, the story was much different. Low energy prices hurt the economies of some oil-producing nations, such as Brazil and Russia. During the reporting period, the European

Central Bank as well as central banks in China and Japan – among other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness.

Investor uncertainty, such as we saw for much of the reporting period – and market volatility, such as we saw at the end of the reporting period – are unfortunate facts of life when it comes to investing. Some investors use these things as excuses to delay saving and investing for their long-term financial goals. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                          Invesco Long/Short Equity Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                          Invesco Long/Short Equity Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2015, Class A shares of Invesco Long/Short Equity Fund (the Fund), at net asset value (NAV), underperformed the S&P 500 Index, the Fund’s broad market benchmark, but outperformed the Citigroup 90-Day Treasury Bill Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/14 to 10/31/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	4.66%
Class C Shares	3.78
Class R Shares	4.31
Class Y Shares	4.83
Class R5 Shares	4.83
Class R6 Shares	4.83
S&P 500 Index▼ (Broad Market Index)	5.20
Citigroup 90-Day Treasury Bill Index▼ (Style-Specific Index)	0.02
Lipper Alternative Long/Short Equity Index■ (Peer Group Index)	-0.39

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

For the first half of the fiscal year ended October 31, 2015, US equity markets delivered positive returns as a strong domestic economy and successful exit from the US Federal Reserve’s (the Fed) quantitative easing made for an attractive investment backdrop. During the second half of the reporting period, equity markets cooled, given macroeconomic distractions. Market-moving headlines during the fiscal year included the rapid decline in oil prices, the strengthening US dollar given the potential for higher interest rates in the US, and slowing economic growth in China, which had negative implications for growth globally. Toward the end of the fiscal year, the Fed’s continued delay on raising interest rates increased investor uncertainty and market volatility.

  Despite solid economic growth in the US, the performance of individual economic sectors varied dramatically during the fiscal year. The information technology (IT) sector performed well, especially the Internet software and services industry. The consumer discretionary sector also performed well, led by retail and consumer services industries (such as entertainment, restaurants and leisure). This was due to lower gas prices, continued low interest rates and the increasing availability of credit, which boosted consumer confidence. The worst-performing sector was energy, due to an increased supply/demand imbalance, followed by materials, which was hurt by concerns of slowing global demand.

  The Fund generally maintains a net long bias and implements its strategy by purchasing investments (long positions) with equity exposure that we believe to be undervalued and selling short investments (short positions) with equity exposure that we believe to be overvalued in the same industry. The Fund seeks to add value primarily from stock selection and secondarily by dynamically changing the level of its beta, or market exposure.

  As part of the investment process, the Fund evaluates fundamental and behavioral factors to forecast individual securities’ returns and risks, and ranks these securities based on their attractiveness relative to industry peers. In a long/short construct, a positive spread between the top- and bottom-ranked stocks (long and short candidates for the portfolio), plus a positive return from market exposure, typically leads to the Fund outperforming its broad market benchmark, the S&P 500 Index.

Portfolio Composition
By sector, based on total net assets
	Equity Securities		Gross	Net
	Long[1]	Short[2]	Exposure[3]	Exposure[4]
Financials	36.2%	4.4%	40.6%	31.8%
Information Technology	32.1	12.9	45.0	19.2
Health Care	24.6	14.0	38.6	10.6
Consumer Discretionary	22.0	21.2	43.2	0.8
Energy	18.2	20.8	39.0	-2.6
Industrials	14.6	6.0	20.6	8.6
Consumer Staples	12.4	1.3	13.7	11.1
Materials	9.0	14.5	23.5	-5.5
Utilities	8.5	–	8.5	8.5
Telecommunication Services	0.3	4.0	4.3	-3.7
Money Market Funds Plus Other Assets Less Liabilities	21.2	–	21.2	21.2
Total	199.1	99.1	298.2	100.0

1	Represents the value of equity securities in the portfolio and the equity securities underlying the Fund’s equity long portfolio swap.
2	Represents the value of the equity securities underlying the Fund’s equity short portfolio swap.
3	Represents the cumulative exposure of the Fund’s long and short positions.
4	Represents the net exposure of the Fund’s long and short positions.

Total Net Assets	$24.1 million

Data presented here are as of October 31, 2015.

4                          Invesco Long/Short Equity Fund

During the fiscal year, the Fund benefited most from a positive long/short spread in six of 10 sectors led by the health care, IT, financials and consumer staples sectors. However, the spread was negative in the utilities, telecommunication services, materials and consumer discretionary sectors; this detracted from Fund performance for the fiscal year.

Within the health care sector, both long and short holdings in the biotechnology industry, as well as long holdings in the health care equipment and services industry, were the strongest contributors to Fund performance for the fiscal year. In the IT sector, both long and short holdings within the semiconductor industry contributed to Fund performance. Strong Fund results for the fiscal year from the financials sector were mostly due to the Fund’s being long real estate income trusts. Within the consumer staples sector, long and short holdings in the food, beverage and tobacco industry benefited Fund returns during the reporting period.

During the reporting period, the Fund’s long holdings in the utilities sector as well as the long and short holdings in the telecommunication services sector adversely impacted Fund performance. In addition, within the consumer discretionary sector, long and short holdings in the consumer durables industry as well as short holdings in the retailing industry detracted from Fund returns.

Despite weaker market returns in the second half of the fiscal year, in aggregate, the Fund’s net long exposure added to Fund returns, given its net long positioning in the health care, IT and consumer staples sectors; these sectors outperformed the market during the reporting period. Partially offsetting these results was the Fund’s net long allocation in the utilities and telecommunication services sectors as these sectors underperformed the market during the fiscal year. The Fund’s net short exposure to the consumer discretionary sector hindered returns as it was one the best-performing sectors during the fiscal year.

At the end of the reporting period, the Fund’s largest net long sector exposures were in the financials, health care, IT and utilities sectors. The Fund’s largest net short position was in the consumer discretionary sector.

Please note that the Fund may utilize derivative instruments that include equity total return swaps and futures contracts. During the reporting period, the

Fund utilized equity total return swaps to efficiently implement its strategy, but did not use future contracts. The implementation impact of using equity total return swaps is a component of transaction costs. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

Thank you for your investment in Invesco Long/Short Equity Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Michael Abata Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Long/Short
Equity Fund. He joined Invesco in 2011. Mr. Abata earned a BA in economics from Binghamton University.
Charles Ko Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Long/Short
Equity Fund. He joined Invesco in 2012. Mr. Ko earned a BS from MIT and an MBA from Yale University.
Anthony Munchak Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Long/Short
Equity Fund. He joined Invesco in 2000. Mr. Munchak earned a BS and an MS in finance from Boston College and an MBA from Bentley College.
Glen Murphy Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Long/Short
Equity Fund. He joined Invesco in 1995. Mr. Murphy earned a BA in business administration from the University of Massachusetts Amherst and an MS in finance from Boston College.
Francis Orlando Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Long/Short
Equity Fund. He joined Invesco in 1987. Mr. Orlando earned a BA in business administration from Merrimack College and an MBA from Boston University.
Andrew Waisburd Portfolio Manager, is manager of Invesco Long/ Short Equity Fund. He joined
Invesco in 2008. Mr. Waisburd earned a BS in statistics from Cornell University and an MS and a PhD in finance from Indiana University.

5                          Invesco Long/Short Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) Since Inception

Fund and index data from 12/19/13

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                          Invesco Long/Short Equity Fund

Average Annual Total Returns
As of 10/31/15, including maximum applicable sales charges

Class A Shares
Inception (12/19/13)	4.63%
1 Year	-1.09

Class C Shares
Inception (12/19/13)	6.99%
1 Year	2.78

Class R Shares
Inception (12/19/13)	7.54%
1 Year	4.31

Class Y Shares
Inception (12/19/13)	8.09%
1 Year	4.83

Class R5 Shares
Inception (12/19/13)	8.09%
1 Year	4.83

Class R6 Shares
Inception (12/19/13)	8.09%
1 Year	4.83

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.87%, 2.62%, 2.12%, 1.62%, 1.62% and 1.62%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 3.06%, 3.81%, 3.31%, 2.81%, 2.71% and 2.71%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the

Average Annual Total Returns
As of 9/30/15, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/19/13)	1.60%
1 Year	-9.08

Class C Shares
Inception (12/19/13)	4.11%
1 Year	-5.38

Class R Shares
Inception (12/19/13)	4.59%
1 Year	-4.05

Class Y Shares
Inception (12/19/13)	5.14%
1 Year	-3.51

Class R5 Shares
Inception (12/19/13)	5.14%
1 Year	-3.51

Class R6 Shares
Inception (12/19/13)	5.14%
1 Year	-3.51

applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2017. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2017. See current prospectus for more information.

7                          Invesco Long/Short Equity Fund

Invesco Long/Short Equity Fund’s investment objective is to seek long-term capital appreciation.

■	Unless otherwise stated, information presented in this report is as of October 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal in the Fund risks of investing

■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than mutual funds that do not use derivative instruments or that use derivative instruments to a lesser extent than the Fund to implement their investment strategy.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results. In particular, there is no guarantee that the Fund’s mixture of long and short positions or the portfolio manager’s stock selection process will produce a portfolio with reduced exposure to stock market risk. In addition, the Fund’s long/ short investment strategy may cause the Fund to underperform the broader equity markets in which the Fund invests during market rallies. Such underperformance could be significant during sudden or significant market rallies.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Short sales risk. Short sales may cause the Fund to repurchase a security at a higher price, thereby causing the Fund to incur a loss. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited. In order to establish a short position in a security, the Fund must borrow the security from a broker. The Fund may not always be able to borrow a security the Fund seeks to sell short at a particular time or at an acceptable price. The Fund also may not always be able to close out the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Fund will incur increased transaction costs associated with selling securities short. In addition, taking short positions in securities results in a form of leverage which may cause the Fund to be volatile.

■	Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Citigroup 90-Day Treasury Bill Index is an unmanaged index representative of three-month Treasury bills.
■	The Lipper Alternative Long/Short Equity Index is composed of domestic or foreign funds that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options or equity index options. The funds may be either net long or net short, depending on the portfolio manager’s view of the market.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

8                 Invesco Long/Short Equity Fund

Schedule of Investments(a)

October 31, 2015

	Shares	Value
Common Stocks & Other Equity Interests–79.20%
Aerospace & Defense–1.44%
L-3 Communications Holdings, Inc.	2,000	$252,800
Spirit AeroSystems Holdings Inc.–Class A(b)	1,800	94,932
		347,732

Agricultural & Farm Machinery–1.41%
AGCO Corp.	7,050	341,150

Agricultural Products–2.44%
Bunge Ltd.	2,600	189,696
Ingredion Inc.	4,200	399,252
		588,948

Apparel, Accessories & Luxury Goods–1.09%
PVH Corp.	2,900	263,755

Application Software–0.16%
Nuance Communications, Inc.(b)	2,250	38,183

Biotechnology–1.43%
United Therapeutics Corp.(b)	2,350	344,580

Coal & Consumable Fuels–1.65%
Cameco Corp. (Canada)	26,000	368,420
Peabody Energy Corp.(b)	2,293	29,327
		397,747

Communications Equipment–2.25%
F5 Networks, Inc.(b)	1,300	143,260
Juniper Networks, Inc.	12,750	400,222
		543,482

Computer & Electronics Retail–3.04%
Best Buy Co., Inc.	10,450	366,063
GameStop Corp.–Class A	8,000	368,560
		734,623

Construction & Engineering–1.46%
Jacobs Engineering Group, Inc.(b)	8,800	353,232

Construction Machinery & Heavy Trucks–1.47%
Allison Transmission Holdings, Inc.	12,350	354,445

Consumer Finance–2.51%
Navient Corp.	26,600	350,854
Santander Consumer USA Holdings Inc.	14,200	255,742
		606,596

Data Processing & Outsourced Services–3.98%
Computer Sciences Corp.	5,650	376,234
Western Union Co. (The)	20,500	394,625
Xerox Corp.	20,170	189,396
		960,255

Diversified Chemicals–0.10%
Chemours Co. (The)	3,650	25,295

	Shares	Value
Electric Utilities–1.08%
Entergy Corp.	3,820	$260,371

Electronic Manufacturing Services–1.55%
Flextronics International Ltd.(b)	32,900	374,731

Fertilizers & Agricultural Chemicals–0.15%
Mosaic Co. (The)	1,100	37,169

Gas Utilities–1.52%
National Fuel Gas Co.	6,550	344,071
UGI Corp.	600	22,002
		366,073

Gold–1.09%
Newmont Mining Corp.	13,550	263,683

Health Care Equipment–1.71%
Hologic, Inc.(b)	10,650	413,859

Health Care Facilities–1.50%
Community Health Systems, Inc.(b)	1,850	51,874
Universal Health Services, Inc.–Class B	2,550	311,329
		363,203

Health Care REIT’s–0.14%
Care Capital Properties, Inc.	1,000	32,950

Health Care Services–1.30%
Quest Diagnostics Inc.	4,600	312,570

Home Furnishings–1.26%
Leggett & Platt, Inc.	6,750	303,953

Independent Power Producers & Energy Traders–0.08%
Talen Energy Corp.(b)	2,200	19,096

Integrated Oil & Gas–0.28%
Cenovus Energy Inc. (Canada)	4,600	68,586

Integrated Telecommunication Services–0.12%
Windstream Holdings Inc.	4,500	29,295

Internet Retail–2.03%
Expedia, Inc.	3,600	490,680

Internet Software & Services–3.29%
IAC/InterActiveCorp	450	30,155
Rackspace Hosting, Inc.(b)	12,250	316,662
VeriSign, Inc.(b)	5,550	447,330
		794,147

IT Consulting & Other Services–2.00%
CGI Group Inc.–Class A (Canada)(b)	1,250	46,425
Leidos Holdings, Inc.	8,300	436,331
		482,756

Leisure Products–1.35%
Hasbro, Inc.	4,250	326,528

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Long/Short Equity Fund

	Shares	Value
Life & Health Insurance–1.43%
Lincoln National Corp.	4,580	$245,076
Unum Group	2,900	100,485
		345,561

Mortgage REIT’s–1.19%
Annaly Capital Management, Inc.	28,750	286,063

Office REIT’s–0.91%
Alexandria Real Estate Equities, Inc.	2,450	219,863

Oil & Gas Drilling–4.24%
Ensco PLC–Class A	12,050	200,392
Noble Corp. PLC	29,500	397,365
Transocean Ltd.	26,950	426,618
		1,024,375

Oil & Gas Equipment & Services–1.22%
Oceaneering International, Inc.	800	33,616
Superior Energy Services, Inc.	18,400	260,544
		294,160

Oil & Gas Exploration & Production–1.00%
Denbury Resources Inc.	40,600	143,724
Newfield Exploration Co.(b)	2,400	96,456
		240,180

Oil & Gas Refining & Marketing–3.37%
HollyFrontier Corp.	7,100	347,687
Tesoro Corp.	4,350	465,145
		812,832

Packaged Foods & Meats–1.13%
Pilgrim’s Pride Corp.	14,350	272,507

Paper Packaging–1.44%
Avery Dennison Corp.	5,350	347,589

Regional Banks–1.44%
CIT Group, Inc.	8,100	348,300

Reinsurance–2.30%
Everest Re Group, Ltd.	1,850	329,244
Reinsurance Group of America, Inc.	2,500	225,600
		554,844

Residential REIT’s–0.99%
UDR, Inc.	6,950	239,497

	Shares	Value
Restaurants–1.49%
Darden Restaurants, Inc.	5,800	$358,962

Retail REIT’s–1.70%
Regency Centers Corp.	5,450	370,382
Urban Edge Properties	1,725	40,951
		411,333

Security & Alarm Services–1.19%
ADT Corp. (The)	8,700	287,448

Semiconductors–1.96%
NVIDIA Corp.	16,700	473,779

Soft Drinks–1.02%
Dr Pepper Snapple Group, Inc.	2,750	245,768

Specialized Finance–0.83%
Nasdaq, Inc.	3,450	199,721

Specialized REIT’s–1.84%
Extra Space Storage Inc.	5,600	443,744

Systems Software–0.64%
CA, Inc.	5,550	153,791

Technology Hardware, Storage & Peripherals–1.55%
Lexmark International, Inc.–Class A	1,900	61,731
NetApp, Inc.	9,200	312,800
		374,531

Tires & Rubber–1.44%
Goodyear Tire & Rubber Co. (The)	10,550	346,462
Total Common Stocks & Other Equity Interests (Cost $19,019,375)		19,120,983

Money Market Funds–15.98%
Liquid Assets Portfolio–Institutional Class, 0.16%(c)	1,928,496	1,928,496
Premier Portfolio–Institutional Class, 0.12%(c)	1,928,496	1,928,496
Total Money Market Funds (Cost $3,856,992)		3,856,992
TOTAL INVESTMENTS–95.18% (Cost $22,876,367)		22,977,975
OTHER ASSETS LESS LIABILITIES–4.82%		1,162,672
NET ASSETS–100.00%		$24,140,647

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Long/Short Equity Fund

Open Total Return Swap Agreements
Reference Entity	Counterparty	Expiration Dates	Floating Rate Index(1)	Notional Amount	Unrealized Appreciation		Net Value of Reference Entities
Equity Securities — Long	Morgan Stanley & Co. LLC	12/21/2015	Federal Funds floating rate	$23,691,524	$142,816	(2)	$23,818,216
Equity Securities — Short	Morgan Stanley & Co. LLC	12/21/2015	Federal Funds floating rate	(24,063,986)	123,306	(3)	(23,929,795)
Total Return Swap Agreements — Equity Risk					$266,122

(1)	The Fund receives or pays the total return on the long and short positions underlying the total return swap and pays or receives a specific Federal Funds floating rate.
(2)	Amount includes $16,124 of dividends receivable and fees.
(3)	Amount includes $(10,885) of dividends payable and fees.

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co. LLC as of October 31, 2015.

	Shares	Value
Equity Securities — Long
Aerospace & Defense
Boeing Co. (The)	2,450	$362,771
L-3 Communications Holdings, Inc.	800	101,120
Spirit AeroSystems Holdings Inc.–Class A	4,900	258,426
		722,317

Agricultural & Farm Machinery
AGCO Corp.	350	16,936

Agricultural Products
Archer-Daniels-Midland Co.	7,700	351,582
Bunge Ltd.	2,050	149,568
		501,150

Air Freight & Logistics
Expeditors International of Washington, Inc.	7,300	363,467

Apparel, Accessories & Luxury Goods
PVH Corp.	1,050	95,498

Application Software
Citrix Systems, Inc.	4,300	353,030
Nuance Communications, Inc.	18,800	319,036
		672,066

Auto Parts & Equipment
Lear Corp.	3,200	400,192

Biotechnology
Gilead Sciences, Inc.	3,400	367,642
Incyte Corp.	3,000	352,590
United Therapeutics Corp.	250	36,658
		756,890

Broadcasting
TEGNA Inc.	1,350	36,504

Cable & Satellite
Comcast Corp.	5,750	360,065

Coal & Consumable Fuels
Cameco Corp. (Canada)	1,600	22,672

	Shares	Value
Commodity Chemicals
LyondellBasell Industries N.V.–Class A	4,250	$394,868

Communications Equipment
Cisco Systems, Inc.	12,850	370,722
F5 Networks, Inc.	1,400	154,280
		525,002

Consumer Finance
Santander Consumer USA Holdings Inc.	1,800	32,418

Data Processing & Outsourced Services
Global Payments Inc.	2,600	354,666
Xerox Corp.	6,130	57,561
		412,227

Diversified Banks
Bank of America Corp.	20,900	350,702
Citigroup Inc.	6,600	350,922
JPMorgan Chase & Co.	4,750	305,187
		1,006,811

Drug Retail
CVS Health Corp.	3,350	330,913

Electric Utilities
Edison International	5,500	332,860
Entergy Corp.	480	32,717
Exelon Corp.	12,650	353,188
		718,765

Environmental & Facilities Services
Waste Management, Inc.	6,500	349,440

Fertilizers & Agricultural Chemicals
Mosaic Co. (The)	9,350	315,937

General Merchandise Stores
Target Corp.	4,700	362,746

Gold
Barrick Gold Corp. (Canada)	51,650	397,188
Newmont Mining Corp.	6,650	129,409
		526,597

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Long/Short Equity Fund

	Shares	Value
Health Care Distributors
AmerisourceBergen Corp.	3,700	$357,087
Cardinal Health, Inc.	4,050	332,910
		689,997

Health Care Equipment
C. R. Bard, Inc.	1,600	298,160

Health Care Facilities
Community Health Systems, Inc.	5,900	165,436
HCA Holdings, Inc.	4,650	319,873
Universal Health Services, Inc.	50	6,105
		491,414

Health Care Services
Express Scripts Holding Co.	4,750	410,305

Home Furnishings
Leggett & Platt, Inc.	1,150	51,785

Home Improvement Retail
Lowe’s Cos., Inc.	4,850	358,076

Hotels, Resorts & Cruise Lines
Starwood Hotels & Resorts Worldwide, Inc.	4,950	395,356

Industrial Conglomerates
General Electric Co.	13,050	377,406

Integrated Oil & Gas
Cenovus Energy Inc. (Canada)	18,350	273,598
Suncor Energy, Inc. (Canada)	12,450	370,139
		643,737

Integrated Telecommunication Services
CenturyLink Inc.	1,500	42,315

Internet Retail
TripAdvisor, Inc.	4,600	385,388

Internet Software & Services
IAC/InterActiveCorp	5,000	335,050

IT Consulting & Other Services
Teradata Corp.	12,600	354,186

Leisure Products
Hasbro, Inc.	200	15,366

Life & Health Insurance
Lincoln National Corp.	2,320	124,143
MetLife, Inc.	7,000	352,660
Prudential Financial, Inc.	4,350	358,875
Sun Life Financial, Inc. (Canada)	10,300	347,213
		1,182,891

Life Sciences Tools & Services
Agilent Technologies Inc.	9,650	364,384
Waters Corp.	1,350	172,530
		536,914

	Shares	Value
Managed Health Care
UnitedHealth Group Inc.	2,700	$318,006

Mortgage REIT’s
Annaly Capital Management, Inc.	7,300	72,635

Multi-Line Insurance
American International Group, Inc.	3,650	230,169
Hartford Financial Services Group, Inc. (The)	7,250	335,385
		565,554

Multi-Utilities
PG&E Corp.	6,700	357,780
Public Service Enterprise Group Inc.	7,750	319,998
		677,778

Oil & Gas Drilling
Ensco PLC–Class A	6,300	104,769

Oil & Gas Exploration & Production
Canadian Natural Resources Ltd. (Canada)	13,900	322,758

Oil & Gas Refining & Marketing
HollyFrontier Corp.	350	17,139
Valero Energy Corp.	6,650	438,368
		455,507

Packaged Foods & Meats
ConAgra Foods, Inc.	8,950	362,922
Pilgrim’s Pride Corp.	4,300	81,657
		444,579

Paper Packaging
Sealed Air Corp.	5,350	262,792

Pharmaceuticals
Merck & Co., Inc.	6,650	363,489
Pfizer, Inc.	10,650	360,183
Zoetis, Inc.	6,900	296,769
		1,020,441

Property & Casualty Insurance
Travelers Cos., Inc. (The)	3,400	383,826

Regional Banks
SunTrust Banks, Inc.	8,650	359,148

Residential REIT’s
Equity Residential	4,500	347,940

Retail REIT’s
General Growth Properties, Inc.	13,300	385,035
Kimco Realty Corp.	13,350	357,380
		742,415

Semiconductors
Intel Corp.	11,450	387,697
Maxim Integrated Products, Inc.	10,100	413,898
		801,595

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Long/Short Equity Fund

	Shares	Value
Soft Drinks
Coca-Cola Enterprises, Inc.	7,400	$379,916
Dr Pepper Snapple Group, Inc.	2,400	214,488
		594,404

Specialty Properties
Public Storage	1,550	355,663

Technology Hardware, Storage & Peripherals
Apple Inc.	3,450	412,275
NetApp, Inc.	1,900	64,600
		476,875

Tires & Rubber
Goodyear Tire & Rubber Co. (The)	600	19,704
Total Equity Securities — Long		23,818,216

Equity Securities — Short
Apparel, Accessories & Luxury Goods
Gildan Activewear Inc. (Canada)	(13,000)	(373,490)
Hanesbrands, Inc.	(4,750)	(151,715)
Lululemon Athletica Inc.	(7,300)	(358,941)
Michael Kors Holdings Ltd.	(8,100)	(312,984)
Under Armour, Inc.–Class A	(3,700)	(351,796)
		(1,548,926)

Application Software
Autodesk, Inc.	(4,700)	(259,393)
Workday, Inc.	(4,000)	(315,880)
		(575,273)

Auto Parts & Equipment
BorgWarner Inc.	(6,300)	(269,766)

Automobile Manufacturers
General Motors Co.	(10,100)	(352,591)
Tesla Motors, Inc.	(1,250)	(258,663)
		(611,254)

Automotive Retail
CarMax, Inc.	(5,550)	(327,506)

Biotechnology
Alnylam Pharmaceuticals Inc.	(3,900)	(335,205)
Celgene Corp.	(2,550)	(312,910)
Puma Biotechnology, Inc.	(3,900)	(321,438)
		(969,553)

Building Products
Fortune Brands Home & Security Inc.	(4,350)	(227,635)

Casinos & Gaming
Wynn Resorts Ltd.	(5,300)	(370,735)

Coal & Consumable Fuels
CONSOL Energy Inc.	(28,200)	(187,812)

Commodity Chemicals
Methanex Corp. (Canada)	(9,350)	(373,346)

	Shares	Value
Construction Materials
Martin Marietta Materials, Inc.	(2,350)	$(364,603)

Consumer Electronics
Garmin Ltd.	(7,850)	(278,439)

Data Processing & Outsourced Services
MasterCard, Inc.	(3,500)	(346,465)

Diversified Metals & Mining
Freeport-McMoRan Inc.	(30,550)	(359,573)

Diversified REIT’s
VEREIT, Inc.	(41,850)	(345,681)
W. P. Carey Inc.	(250)	(15,843)
		(361,524)

Electrical Components & Equipment
Sensata Technologies Holding N.V.	(7,250)	(348,653)

Fertilizers & Agricultural Chemicals
Agrium Inc. (Canada)	(550)	(51,188)
CF Industries Holdings, Inc.	(5,350)	(271,619)
FMC Corp.	(9,550)	(388,780)
		(711,587)

Gold
Franco-Nevada Corp. (Canada)	(6,700)	(339,623)

Health Care Equipment
IDEXX Laboratories, Inc.	(4,350)	(298,497)

Health Care Facilities
Brookdale Senior Living Inc.	(17,300)	(361,743)
Tenet Healthcare Corp.	(11,300)	(354,481)
		(716,224)

Health Care Supplies
Cooper Cos., Inc. (The)	(2,400)	(365,664)

Health Care Technology
Cerner Corp.	(5,300)	(351,337)

Homebuilding
Lennar Corp.	(7,000)	(350,490)
PulteGroup Inc.	(19,500)	(357,435)
		(707,925)

Industrial Machinery
Colfax Corp.	(8,300)	(223,768)

Integrated Oil & Gas
Chevron Corp.	(4,000)	(363,520)
Exxon Mobil Corp.	(4,300)	(355,782)
		(719,302)

Internet Retail
Amazon.com, Inc.	(580)	(363,022)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Long/Short Equity Fund

	Shares	Value
Internet Software & Services
Alphabet Inc.–Class A	(440)	$(324,452)
Alphabet Inc.–Class C	(60)	(42,649)
		(367,101)

Investment Banking & Brokerage
Charles Schwab Corp. (The)	(11,600)	(354,032)

Life Sciences Tools & Services
Illumina, Inc.	(2,400)	(343,872)

Oil & Gas Drilling
Diamond Offshore Drilling, Inc.	(11,400)	(226,632)

Oil & Gas Exploration & Production
Antero Resources Corp.	(14,050)	(331,158)
Cobalt International Energy, Inc.	(48,900)	(375,063)
Continental Resources, Inc.	(10,750)	(364,532)
Encana Corp. (Canada)	(6,650)	(50,739)
Noble Energy, Inc.	(10,300)	(369,152)
Pioneer Natural Resources Co.	(2,600)	(356,564)
Range Resources Corp.	(10,100)	(307,444)
Southwestern Energy Co.	(33,450)	(369,288)
Whiting Petroleum Corp.	(21,100)	(363,553)
		(2,887,493)

Oil & Gas Storage & Transportation
Cheniere Energy, Inc.	(7,550)	(373,876)
Enbridge Inc. (Canada)	(6,450)	(275,350)
Pembina Pipeline Corp. (Canada)	(14,250)	(357,960)
		(1,007,186)

Packaged Foods & Meats
Keurig Green Mountain Inc.	(6,050)	(307,037)

Paper Packaging
Packaging Corp. of America	(3,950)	(270,378)

Pharmaceuticals
Mallinckrodt PLC	(5,100)	(334,917)

Railroads
Kansas City Southern	(4,300)	(355,868)

Real Estate Development
Howard Hughes Corp.	(2,850)	(352,203)

	Shares	Value
Restaurants
Chipotle Mexican Grill, Inc.	(455)	$(291,305)

Semiconductor Equipment
SunEdison, Inc.	(38,750)	(282,875)
Semiconductors
Micron Technology, Inc.	(21,250)	(351,900)
Qorvo, Inc.	(7,950)	(349,244)
		(701,144)

Silver
Silver Wheaton Corp. (Canada)	(24,600)	(334,314)

Specialty Chemicals
Albemarle Corp.	(6,700)	(358,584)

Specialty Stores
Signet Jewelers Ltd.	(2,400)	(362,256)

Steel
Allegheny Technologies, Inc.	(12,500)	(183,750)
United States Steel Corp.	(16,900)	(197,392)
		(381,142)

Systems Software
NetSuite Inc.	(4,150)	(353,041)
Tableau Software, Inc.	(4,250)	(356,830)
		(709,871)

Technology Hardware, Storage & Peripherals
3D Systems Corp.	(12,250)	(123,235)

Trading Companies & Distributors
United Rentals, Inc.	(3,900)	(291,954)

Wireless Telecommunication Services
SBA Communications Corp.	(2,750)	(327,305)
Sprint Corp.	(71,850)	(339,851)
T-Mobile US, Inc.	(7,950)	(301,228)
		(968,384)
Total Equity Securities — Short		(23,929,795)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Long/Short Equity Fund

Statement of Assets and Liabilities

October 31, 2015

Assets:
Investments, at value (Cost $19,019,375)	$19,120,983
Investments in affiliated money market funds, at value and cost	3,856,992
Total investments, at value (Cost $22,876,367)	22,977,975
Receivable for:
Deposits with brokers for swap agreements	53,925
Investments sold	971,912
Fund shares sold	52,590
Dividends	17,803
Investment for trustee deferred compensation and retirement plans	4,316
Unrealized appreciation on swap agreements — OTC	266,122
Other assets	4,037
Total assets	24,348,680

Liabilities:
Payable for:
Fund shares reacquired	75,952
Swaps payable	34,608
Accrued fees to affiliates	8,397
Accrued trustees’ and officers’ fees and benefits	1,413
Accrued other operating expenses	83,347
Trustee deferred compensation and retirement plans	4,316
Total liabilities	208,033
Net assets applicable to shares outstanding	$24,140,647

Net assets consist of:
Shares of beneficial interest	$23,065,837
Undistributed net investment income	873,445
Undistributed net realized gain	(166,365)
Net unrealized appreciation	367,730
$24,140,647

Net Assets:
Class A	$12,854,193
Class C	$2,350,293
Class R	$40,401
Class Y	$7,709,097
Class R5	$577,953
Class R6	$608,710

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	1,117,309
Class C	207,191
Class R	3,528
Class Y	666,803
Class R5	50,001
Class R6	52,656
Class A:
Net asset value per share	$11.50
Maximum offering price per share
(Net asset value of $11.50 ÷ 94.50%)	$12.17
Class C:
Net asset value and offering price per share	$11.34
Class R:
Net asset value and offering price per share	$11.45
Class Y:
Net asset value and offering price per share	$11.56
Class R5:
Net asset value and offering price per share	$11.56
Class R6:
Net asset value and offering price per share	$11.56

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Long/Short Equity Fund

Statement of Operations

For the year ended October 31, 2015

Investment income:
Dividends (net of foreign withholding taxes of $2,027)	$527,526
Dividends from affiliated money market funds	2,201
Total investment income	529,727

Expenses:
Advisory fees	337,097
Administrative services fees	50,000
Custodian fees	6,948
Distribution fees:
Class A	34,681
Class C	26,875
Class R	171
Transfer agent fees — A, C, R and Y	34,690
Transfer agent fees — R5	41
Transfer agent fees — R6	41
Trustees’ and officers’ fees and benefits	19,165
Registration and filing fees	80,219
Professional services fees	117,773
Other	28,645
Total expenses	736,346
Less: Fees waived and expenses reimbursed	(242,655)
Net expenses	493,691
Net investment income	36,036

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	336,262
Swap agreements	467,520
803,782
Change in net unrealized appreciation (depreciation) of:
Investment securities	(593,664)
Swap agreements	637,560
43,896
Net realized and unrealized gain	847,678
Net increase in net assets resulting from operations	$883,714

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Long/Short Equity Fund

Statement of Changes in Net Assets

For the year ended October 31, 2015 and the period December 19, 2013 (commencement date) through October 31, 2014

	October 31, 2015	December 19, 2013 (commencement date) through October 31, 2014
Operations:
Net investment income (loss)	$36,036	$(36,302)
Net realized gain (loss)	803,782	(444,221)
Change in net unrealized appreciation	43,896	323,834
Net increase (decrease) in net assets resulting from operations	883,714	(156,689)

Distributions to shareholders from net realized gains:
Class A	(4,528)	—
Class C	(854)	—
Class R	(7)	—
Class Y	(2,596)	—
Class R5	(189)	—
Class R6	(150)	—
Total distributions from net realized gains	(8,324)	—

Share transactions–net:
Class A	(4,378,517)	17,061,810
Class C	(330,484)	2,778,453
Class R	11,715	25,838
Class Y	(4,992,049)	12,233,158
Class R5	(173,215)	656,660
Class R6	18,107	510,470
Net increase (decrease) in net assets resulting from share transactions	(9,844,443)	33,266,389
Net increase (decrease) in net assets	(8,969,053)	33,109,700

Net assets:
Beginning of year	33,109,700	—
End of year (includes undistributed net investment income of $873,445 and $369,889, respectively)	$24,140,647	$33,109,700

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Long/Short Equity Fund

Statement of Cash Flows

For the year ended October 31, 2015

Cash provided by operating activities:
Net increase in net assets resulting from operations	$883,714

Adjustments to reconcile the change in net assets applicable from operations to net cash provided by operating activities:
Purchases of investments	(21,142,110)
Net change in unrealized appreciation on swap agreements	(637,560)
Increase in swap agreement payable, net	(54,124)
Proceeds from sales of investments	33,902,692
Decrease in receivables and other assets	12,550
Increase in accrued expenses and other payables	15,315
Net realized gain from investment securities	(336,262)
Net change in unrealized depreciation on investment securities	593,664
Net cash provided by operating activities	13,237,879

Cash provided (used in) by financing activities:
Distributions paid to shareholders	(3,989)
Proceeds from shares of beneficial interest sold	12,342,011
Disbursements from shares of beneficial interest reacquired	(22,610,738)
Net cash provided by (used in) financing activities	(10,272,716)
Net increase in cash and cash equivalents	2,965,163
Cash and cash equivalents at beginning of period	891,829
Cash and cash equivalents at end of period	$3,856,992

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$4,335

Notes to Financial Statements

October 31, 2015

NOTE 1—Significant Accounting Policies

Invesco Long/Short Equity Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to seek long-term capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

18                         Invesco Long/Short Equity Fund

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

19                         Invesco Long/Short Equity Fund

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
J.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying equity securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

K.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
L.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

20                         Invesco Long/Short Equity Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $10 billion	1.25%
Over $10 billion	1.15%

For the year ended October 31, 2015, the effective advisory fees incurred by the Fund was 1.25%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.87%, 2.62%, 2.12%, 1.62%, 1.62% and 1.62% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2017. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2015, the Adviser waived advisory fees of $207,883 and reimbursed class level expenses of $18,636, $3,610, $46, $12,398, $41 and $41 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2015, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2015, IDI advised the Fund that IDI retained $11,404 in front-end sales commissions from the sale of Class A shares and $994 from Class C shares for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

21                         Invesco Long/Short Equity Fund

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$22,977,975	$—	$—	$22,977,975
Swap Agreements*	—	266,122	—	266,122
Total Investments	$22,977,975	$266,122	$—	$23,244,097

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2015:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Equity risk:
Swap agreements(a)	$266,122	$—

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Unrealized appreciation on swap agreements — OTC.

Effect of Derivative Investments for the year ended October 31, 2015

The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Swap Agreements
Realized Gain:
Equity risk	$467,520
Change in Unrealized Appreciation:
Equity risk	637,560
Total	$1,105,080

The table below summarizes the average notional value of swap agreements outstanding during the period.

Swap Agreements
Average notional value	$53,213,898

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

22                         Invesco Long/Short Equity Fund

The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of October 31, 2015.

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross amounts of Recognized Assets	Financial Instruments	Collateral Received		Net Amount
			Non-Cash	Cash
Morgan Stanley & Co. LLC	$266,122	$(34,608)	$—	$—	$231,514

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged		Net Amount
			Non-Cash	Cash
Morgan Stanley & Co. LLC	$34,608	$(34,608)	$—	$—	$—

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Year Ended October 31, 2015 and the period December 19, 2013 (commencement date) through October 31, 2014:

	2015	2014
Long-term capital gain	$8,324	$—

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$1,143,597
Undistributed long-term gain	111,371
Net unrealized appreciation (depreciation) — investments	(176,128)
Temporary book/tax differences	(4,030)
Shares of beneficial interest	23,065,837
Total net assets	$24,140,647

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2015.

23                         Invesco Long/Short Equity Fund

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2015 was $21,142,110 and $29,852,696, respectively. In a fund’s initial year of operations, the cost of investments for tax purposes will not reflect any tax adjustments until its fiscal year end reporting period.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$1,703,735
Aggregate unrealized (depreciation) of investment securities	(1,879,863)
Net unrealized appreciation (depreciation) of investment securities	$(176,128)

Cost of investments for tax purposes is $23,154,103.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of swap agreements, on October 31, 2015, undistributed net investment income was increased by $467,520 and undistributed net realized gain was decreased by $467,520. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Year ended October 31, 2015(a)		December 19, 2013 (commencement date) through October 31, 2014
	Shares	Amount	Shares	Amount
Sold:
Class A	556,814	$6,231,353	2,709,563	$30,100,662
Class C	185,522	2,040,295	358,125	4,081,564
Class R	1,785	19,704	2,468	25,838
Class Y	353,711	3,918,479	1,361,368	14,864,488
Class R5	—	—	69,434	702,762
Class R6	2,429	26,925	51,004	510,470

Issued as reinvestment of dividends:
Class A	238	2,611	—	—
Class C	77	839	—	—
Class Y	76	841	—	—
Class R5	4	44	—	—

Reacquired:
Class A	(966,899)	(10,612,481)	(1,182,407)	(13,038,852)
Class C	(218,028)	(2,371,618)	(118,505)	(1,303,111)
Class R	(725)	(7,989)	—	—
Class Y	(810,753)	(8,911,369)	(237,599)	(2,631,330)
Class R5	(15,106)	(173,259)	(4,331)	(46,102)
Class R6	(777)	(8,818)	—	—
Net increase (decrease) in share activity	(911,632)	$(9,844,443)	3,009,120	$33,266,389

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 35% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 48% of the outstanding shares of the Fund are owned by the Adviser.

24                         Invesco Long/Short Equity Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/15	$11.00	$0.01	$0.49	$0.50	$(0.00)	$11.50	4.57%	$12,854	1.85	%(d)	2.76	%(d)	0.11	%(d)	89%
Year ended 10/31/14(e)	10.00	(0.02)	1.02	1.00	—	11.00	10.00	16,796	1.85	(f)	3.04	(f)	(0.25	)(f)	102
Class C
Year ended 10/31/15	10.92	(0.07)	0.49	0.42	(0.00)	11.34	3.87	2,350	2.60	(d)	3.51	(d)	(0.64	)(d)	89
Year ended 10/31/14(e)	10.00	(0.10)	1.02	0.92	—	10.92	9.20	2,618	2.60	(f)	3.79	(f)	(1.00	)(f)	102
Class R
Year ended 10/31/15	10.98	(0.02)	0.49	0.47	(0.00)	11.45	4.31	40	2.10	(d)	3.01	(d)	(0.14	)(d)	89
Year ended 10/31/14(e)	10.00	(0.04)	1.02	0.98	—	10.98	9.80	27	2.10	(f)	3.29	(f)	(0.50	)(f)	102
Class Y
Year ended 10/31/15	11.02	0.04	0.50	0.54	(0.00)	11.56	4.93	7,709	1.60	(d)	2.51	(d)	0.36	(d)	89
Year ended 10/31/14(e)	10.00	0.00	1.02	1.02	—	11.02	10.20	12,389	1.60	(f)	2.79	(f)	0.00	(f)	102
Class R5
Year ended 10/31/15	11.02	0.04	0.50	0.54	(0.00)	11.56	4.93	578	1.60	(d)	2.38	(d)	0.36	(d)	89
Year ended 10/31/14(e)	10.00	0.00	1.02	1.02	—	11.02	10.20	718	1.60	(f)	2.69	(f)	0.00	(f)	102
Class R6
Year ended 10/31/15	11.02	0.04	0.50	0.54	(0.00)	11.56	4.93	609	1.60	(d)	2.38	(d)	0.36	(d)	89
Year ended 10/31/14(e)	10.00	0.00	1.02	1.02	—	11.02	10.20	562	1.60	(f)	2.69	(f)	0.00	(f)	102

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $13,872, $2,688, $34, $9,228, $574 and $571 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of December 19, 2013.
(f)	Annualized.

25                         Invesco Long/Short Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Long/Short Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Invesco Long/Short Equity Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period December 19, 2013 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 23, 2015

Houston, Texas

26                         Invesco Long/Short Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2015 through October 31, 2015.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/15)	Expenses Paid During Period[2]
A	$1,000.00	$1,090.00	$9.80	$1,015.83	$9.45	1.86%
C	1,000.00	1,085.20	13.72	1,012.05	13.24	2.61
R	1,000.00	1,088.40	11.11	1,014.57	10.71	2.11
Y	1,000.00	1,090.60	8.48	1,017.09	8.19	1.61
R5	1,000.00	1,090.60	8.48	1,017.09	8.19	1.61
R6	1,000.00	1,090.60	8.48	1,017.09	8.19	1.61

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2015 through October 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

27                         Invesco Long/Short Equity Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Long/Short Equity Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 9-10, 2015, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2015.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the performance and investment management services provided by Invesco Advisers and the Affiliated Sub-Advisers to a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Board also receives a report and this independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 10, 2015, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board noted that the Fund recently began operations and that no comparative performance data was available.

C.	Advisory and Sub-Advisory Fees

The Board noted that the Fund had not been in operation long enough to become profitable and that Invesco Advisers was continuing to take entrepreneurial risk in operating the Fund.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 29, 2016 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The

28                         Invesco Long/Short Equity Fund

Board noted that the Fund’s rate was the same as the rate of one such mutual fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

29                         Invesco Long/Short Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2015:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$8,324
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

30                         Invesco Long/Short Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			145	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc..

			145	None
[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Long/Short Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	145	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	145	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Chairman, Board of Governors, Western Golf Association	145	Chairman of the Board of Trustees, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			145	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			145	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	145	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	145	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	145	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	145	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	145	None

T-2                         Invesco Long/Short Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	145	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Long/Short Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc..	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company.

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Long/Short Equity Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	LSE-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2015

Invesco Low Volatility Emerging Markets Fund
Nasdaq:
A: LVLAX ■ C: LVLCX ■ R: LVLRX ■ Y: LVLYX ■ R5: LVLFX ■ R6: LVLSX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    The US economy expanded and unemployment declined throughout the reporting period. Continuing low energy prices benefited consumers, but a strong US dollar crimped corporate profits. The US Federal Reserve signaled that it was increasingly likely to raise interest rates, based on generally positive economic data, but uncertainty remained about when it might act. Overseas, the story was much different. Low energy prices hurt the economies of some oil-producing nations, such as Brazil and Russia. During the reporting period, the European Central

Bank as well as central banks in China and Japan – among other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness.

    Investor uncertainty, such as we saw for much of the reporting period – and market volatility, such as we saw at the end of the reporting period – are unfortunate facts of life when it comes to investing. Some investors use these things as excuses to delay saving and investing for their long-term financial goals. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

    Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2 Invesco Low Volatility Emerging Markets Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Low Volatility Emerging Markets Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2015, Class A shares of Invesco Low Volatility Emerging Markets Fund (the Fund), at net asset value (NAV), underperformed the Fund’s style-specific benchmark, the MSCI Emerging Markets Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/14 to 10/31/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-17.67%
Class C Shares	-18.29
Class R Shares	-17.81
Class Y Shares	-17.50
Class R5 Shares	-17.50
Class R6 Shares	-17.50
MSCI All Country World Index▼ (Broad Market Index)	-0.03
MSCI Emerging Markets Index▼ (Style-Specific Index)	-14.53
Lipper Emerging Markets Funds Index¢ (Peer Group Index)	-15.26

Source(s): ▼FactSet Research Systems Inc.; ¢Lipper Inc.

Market conditions and your Fund

International markets experienced increased volatility during the fiscal year ended October 31, 2015, driven largely by the continued slowdown in energy markets and the economic downturn in China. Developed markets were generally able to withstand these headwinds, even as more fragile emerging markets began to falter.

    As the reporting period began in late 2014, international equity markets moved higher, although economic growth appeared to be somewhat stronger in the US than in the rest of the world. Equity markets globally were recovering from the initial crash of oil prices when OPEC added additional uncertainty by deciding to maintain high production despite low prices and slowing global growth. In this environment, commodity-based economies and most currencies underperformed those of the US.

    Global markets were rattled again amid growing concerns that Greece and the eurozone would fail to reach an agreement on a financial bailout plan. However, those fears subsided when a bailout was ultimately approved. The eurozone also benefited from generally positive economic data, which helped markets weather subsequent economic volatility.

    In the summer of 2015, fears of a potential economic slowdown in China dominated headlines. The combination of a slowing Chinese economy, a sharp sell-off in domestic Chinese equities and the devaluation of China’s currency, the renminbi, contributed to a strong correction in global equity markets. Emerging markets, in particular, were hard hit by events in China and by continued weak commodity prices – as well as by the US Federal Reserve’s decision to delay raising interest rates, which increased investor uncertainty and market volatility.

    The Fund seeks to provide long-term growth of capital while achieving lower volatility than its style-specific benchmark. The Fund seeks to accomplish this through a security selection process that uses a proprietary multi-factor model to evaluate fundamental and behavioral factors of potential holdings. This process includes evaluating each potential security based on Earnings Expectations, Market Sentiment, Management and Quality, and Value.1

    For the reporting period, stock selection in the consumer staples, energy, materials and health care sectors contributed to the Fund’s performance relative to its style-specific benchmark. Stock selection in the financials, information technology (IT), industrials, consumer discretionary, utilities and telecommunication services sectors detracted from the Fund’s absolute and relative performance. The energy and materials sectors contributed the most to the Fund’s relative performance. From a geographical perspective, stock selection in China and Mexico was strong, while it was weak in the Asia/Pacific region, specifically in Hong Kong, Taiwan and Thailand. The Fund’s overweight position in Brazil hindered the Fund’s relative performance.

    In the Asia/Pacific region, Huadian Power International, a Chinese power generation company, posted strong results for the fiscal year, primarily as a result of its announcement in mid-2015 that it would acquire a majority stake in a Hebei-based power company from China Huadian (not a Fund holding). Additionally, our overweight exposure to the Korean cosmetic company AMOREPACIFIC Group also contributed to Fund performance.

    Stock selection in the materials sector detracted from Fund performance versus the MSCI Emerging Markets Index. LG Hausys, a South Korean construction

Portfolio Composition
By sector	% of total net assets

Financials	17.6%
Consumer Staples	15.2
Materials	13.5
Industrials	12.2
Consumer Discretionary	10.2
Utilities	8.6
Information Technology	8.5
Energy	4.3
Telecommunication Services	3.7
Health Care	1.4
Money Market Funds Plus Other Assets Less Liabilities	4.8

Top 10 Equity Holdings*
% of total net assets

1.	Tatneft-ADR	1.6%
2.	Zhejiang Expressway Co., Ltd.-Class H	1.6
3.	Moscow Exchange OAO	1.5
4.	Arca Continental S.A.B. de C.V.	1.5
5.	NHPC Ltd.	1.5
6.	Gruma, S.A.B. de C.V. -Class B	1.5
7.	TAV Havalimanlari A.S.	1.5
8.	Truworths International Ltd.	1.5
9.	Samsung Electronics Co., Ltd.	1.5
10.	Alpek S.A.B. de C.V.	1.5

Total Net Assets	$3.2 million

Total Number of Holdings*	98

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2015.

4 Invesco Low Volatility Emerging Markets Fund

materials company, performed poorly throughout the reporting period, and we eliminated it from the Fund before the close of the fiscal year.

    In addition, the Fund’s overweight exposure to Brazil detracted from Fund performance. In the middle of the reporting period, Brazilian private educational company Kroton Educacionial suffered from the declining Brazilian economy. We eliminated the stock from the Fund before the close of the reporting period.

    At the close of the reporting period, and relative to the style-specific index, the Fund held overweight positions in the consumer discretionary, consumer staples, industrials, materials and utilities sectors. The Fund was underweight in the energy, financials, IT and telecommunication services sectors. Geographically, the Fund was overweight in Brazil, South Korea, Malaysia, Mexico, South Africa and Taiwan. The Fund was underweight in China and Hong Kong.

    Please note, the Fund’s strategy is principally implemented through equity investments, but we may also use futures contracts, a derivative instrument, to gain exposure to the equity market. During the reporting period, the Fund invested in MSCI Emerging Market Index futures contracts, which generated a negative return and were a slight detractor from Fund performance. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your investment in Invesco Low Volatility Emerging Markets Fund.

1	The Earnings Expectations, Market Sentiment, Management and Quality, and Value concepts are part of the Fund’s stock selection process. The Earnings Expectations concept evaluates earnings momentum and earnings revisions. The Market Sentiment concept evaluates the price momentum of the stock. The Management and Quality concept evaluates how management’s actions are benefiting shareholders. And the Value concept evaluates how attractive valuations are in terms of cash flow yield and gross profit yield.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Michael Abata Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Low Volatility Emerging Markets Fund.

He joined Invesco in 2011. Mr. Abata earned a BA in economics from Binghamton University.

Uwe Draeger Portfolio Manager, is manager of Invesco Low Volatility Emerging Markets Fund. He joined Invesco in 2005.

Mr. Draeger earned a Diplom-Ökonom degree from Hochschule für Ökonomie Berlin, an MA from City of London Polytechnic and an MBA from Anglia Business School (Cambridge).

Nils Huter Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Low Volatility Emerging Markets Fund.

He joined Invesco in 2007. Mr. Huter earned a business administration degree “Diplom Kaufmann (FH)” from the University of Applied Sciences and Arts in Hildesheim.

Charles Ko Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Low Volatility Emerging Markets Fund.

He joined Invesco in 2012. Mr. Ko earned a BS from MIT and an MBA from Yale University.

Jens Langewand Portfolio Manager, is manager of Invesco Low Volatility Emerging Markets Fund. He joined Invesco in 2007.

Mr. Langewand earned a Diplom Kaufmann degree from the University of Münster and a PhD from the University of Augsburg.

Andrew Waisburd Portfolio Manager, is manager of Invesco Low Volatility Emerging Markets Fund. He joined Invesco in 2008.

Mr. Waisburd earned a BS in statistics from Cornell University and an MS and a PhD in finance from Indiana University.

5 Invesco Low Volatility Emerging Markets Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 12/17/13

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

■	Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

■	The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for nonresident investors.
■	The MSCI Emerging Markets Index is an unmanaged index considered representative of stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
■	The Lipper Emerging Market Funds Index is an unmanaged index considered representative of emerging market funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6 Invesco Low Volatility Emerging Markets Fund

Average Annual Total Returns As of 10/31/15, including maximum applicable sales charges

Class A Shares
Inception (12/17/13)	-11.06%
1 Year	-22.19

Class C Shares
Inception (12/17/13)	-8.99%
1 Year	-19.07

Class R Shares
Inception (12/17/13)	-8.52%
1 Year	-17.81

Class Y Shares
Inception (12/17/13)	-8.09%
1 Year	-17.50

Class R5 Shares
Inception (12/17/13)	-8.09%
1 Year	-17.50

Class R6 Shares
Inception (12/17/13)	-8.09%
1 Year	-17.50

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.72%, 2.47%, 1.97%, 1.47%, 1.47% and 1.47%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 10.37%, 11.12%, 10.62%, 10.12%, 10.07% and 10.07%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Average Annual Total Returns As of 9/30/15, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/17/13)	-13.78%
1 Year	-25.93

Class C Shares
Inception (12/17/13)	-11.70%
1 Year	-23.01

Class R Shares
Inception (12/17/13)	-11.27%
1 Year	-21.89

Class Y Shares
Inception (12/17/13)	-10.83%
1 Year	-21.49

Class R5 Shares
Inception (12/17/13)	-10.83%
1 Year	-21.49

Class R6 Shares
Inception (12/17/13)	-10.83%
1 Year	-21.49

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2017. See current prospectus for more information.

2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2017. See current prospectus for more information.

7 Invesco Low Volatility Emerging Markets Fund

Invesco Low Volatility Emerging Markets Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of October 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Currency/exchange rate risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.
■	Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	Emerging markets securities risk. The prices of securities issued by foreign companies and governments located in emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Geographic focus risk. From time to time the Fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If the Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results. In particular, there is no guarantee that the portfolio manager’s stock selection process will produce lower volatility than the broader markets in which the Fund invests. In addition, the Fund’s investment strategy to seek lower volatility may cause the Fund to underperform the broader markets in which the Fund invests during market rallies. Such underperformance could be significant during sudden or significant market rallies.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Preferred securities risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8 Invesco Low Volatility Emerging Markets Fund

Schedule of Investments

October 31, 2015

	Shares	Value
Common Stocks & Other Equity Interests–95.22%
Brazil–8.98%
Banco do Brasil S.A.	1,300	$5,386
BRF S.A.	2,300	35,861
CESP–Companhia Energetica de Sao Paulo–Class B–Preference Shares	4,500	18,912
Companhia de Transmissao de Energia Eletrica Paulista–Preference Shares	2,000	23,037
Companhia Energetica de Minas Gerais–ADR	5,400	10,530
Fibria Celulose S.A.–ADR	2,800	37,856
JBS S.A.	9,500	35,120
Lojas Renner S.A.	6,500	31,196
Multiplus S.A.	3,000	26,727
Porto Seguro S.A.	1,800	15,097
Telefonica Brasil S.A.–ADR	1,800	18,648
Transmissora Alianca de Energia Eletrica S.A.(a)	3,900	20,134
WEG S.A.	1,820	6,799
		285,303

Chile–3.92%
Aguas Andinas S.A.–Class A	19,842	10,382
Banco de Chile	322,105	34,060
Compania Cervecerias Unidas S.A.–ADR	800	19,176
Empresa Nacional de Electricidad S.A.	19,048	23,775
Enersis S.A.	140,709	37,242
		124,635

China–5.17%
Chongqing Rural Commercial Bank Co., Ltd.–Class H	60,000	37,566
Guangdong Electric Power Development Co., Ltd.–Class B	18,500	12,068
Huadian Power International Corp. Ltd.– Class H	42,000	30,685
Shanghai Bailian Group Co. Ltd.–Class B	9,416	17,918
Shenzhen Expressway Co. Ltd.–Class H	22,000	16,877
Zhejiang Expressway Co., Ltd.–Class H	40,000	49,078
		164,192

Colombia–0.82%
Banco Davivienda S.A.–Preference Shares	1,063	8,742
Bancolombia S.A.–ADR	500	17,310
		26,052

India–7.55%
Bharat Electronics Ltd.	2,238	42,651
Britannia Industries Ltd.	838	41,414
Hindustan Petroleum Corp. Ltd.	3,716	43,664
NHPC Ltd.	172,281	47,844
Rural Electrification Corp. Ltd.	11,873	45,263
Sun TV Network Ltd.	3,101	18,856
		239,692

	Shares	Value
Indonesia–3.11%
PT Astra Agro Lestari Tbk	10,300	$14,885
PT Indofood Sukses Makmur Tbk	61,100	24,537
PT Telekomunikasi Indonesia Persero Tbk	228,700	45,251
PT United Tractors Tbk	10,700	14,120
		98,793

Malaysia–3.36%
British American Tobacco Malaysia Berhad	1,300	18,660
DiGi.Com Berhad	6,600	8,071
MISC Berhad	19,700	41,358
Tenaga Nasional Berhad	13,100	38,476
		106,565

Mexico–9.53%
Alpek S.A.B. de C.V.	32,300	46,629
Arca Continental S.A.B. de C.V.	7,600	48,537
Gentera S.A.B. de C.V.	17,700	32,505
Gruma, S.A.B. de C.V.–Class B	3,100	47,567
Grupo Aeroportuario del Pacifico S.A.B. de C.V.–ADR	500	45,535
Grupo Mexico S.A.B. de C.V.–Series B	15,900	38,747
Industrias Bachoco, S.A.B. de C.V.–Series B	5,300	24,118
Industrias Peñoles, S.A.B. de C.V.	1,435	19,006
		302,644

Poland–3.03%
KGHM Polska Miedz S.A.	1,441	33,422
Powszechna Kasa Oszczednosci Bank Polski S.A.(b)	3,286	24,318
Powszechny Zaklad Ubezpieczen S.A.	396	38,436
		96,176

Russia–6.34%
Gazprom PAO–ADR	9,970	41,974
MMC Norilsk Nickel PJSC–ADR	2,553	37,838
Mobile TeleSystems PJSC–ADR	3,100	21,793
Moscow Exchange (The)	34,653	48,757
Tatneft–ADR	1,647	51,109
		201,471

South Africa–10.61%
AVI Ltd.	5,110	32,523
FirstRand Ltd.	11,470	42,022
Imperial Holdings Ltd.	2,437	31,736
Liberty Holdings Ltd.	1,476	14,417
Mondi Ltd.	1,447	33,653
Nedbank Group Ltd.	2,434	40,404
Netcare Ltd.	15,802	44,923
Sibanye Gold Ltd.	14,441	23,971
SPAR Group Ltd. (The)	1,840	26,431
Truworths International Ltd.	6,957	46,992
		337,072

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Low Volatility Emerging Markets Fund

	Shares	Value
South Korea–15.68%
AMOREPACIFIC Group	55	$7,700
Coway Co., Ltd.	621	46,145
Hanwha Corp.	1,326	43,294
Hyosung Corp.	420	42,768
Hyundai Development Co.	770	30,844
Hyundai Marine & Fire Insurance Co., Ltd.	1,016	30,243
Kangwon Land Inc.	1,081	40,092
Kia Motors Corp.	925	45,123
Korean Air Lines Co., Ltd.(b)	922	24,831
KT&G Corp.	436	43,579
LG Display Co., Ltd.	1,837	34,992
LS Corp.	561	18,963
LS Industrial Systems Co., Ltd.	251	10,893
Samsung Electronics Co., Ltd.	39	46,698
SK Hynix Inc.	1,193	31,856
		498,021

Taiwan–11.41%
AU Optronics Corp.	137,000	39,854
Chunghwa Telecom Co., Ltd.	8,000	24,416
Feng Hsin Iron & Steel Co., Ltd.	8,000	9,188
Fubon Financial Holding Co., Ltd.	28,000	44,906
Highwealth Construction Corp.	20,800	30,441
Hon Hai Precision Industry Co., Ltd.	11,550	30,502
Innolux Corp.	123,000	40,990
Pegatron Corp.	18,000	43,618
Pou Chen Corp.	26,000	36,418
Taiwan Cement Corp.	37,000	40,866

	Shares	Value
Taiwan–(continued)
Wan Hai Lines Ltd.	32,000	$21,001
		362,200

Thailand–0.70%
PTT Global Chemical PCL	14,200	22,117

Turkey–4.09%
TAV Havalimanlari Holding A.S.	6,002	47,142
Turkiye Is Bankasi–Class C	21,724	37,106
Ulker Biskuvi Sanayi A.S.	6,739	45,534
		129,782

United Arab Emirates–0.92%
Air Arabia PJSC	48,728	17,910
Emaar Properties PJSC	6,417	11,161
		29,071
Total Common Stocks & Other Equity Interests (Cost $3,418,267)		3,023,786

Money Market Funds–1.48%
Liquid Assets Portfolio–Institutional Class, 0.16%(c)	23,521	23,521
Premier Portfolio–Institutional Class, 0.12%(c)	23,520	23,520
Total Money Market Funds (Cost $47,041)		47,041
TOTAL INVESTMENTS–96.70% (Cost $3,465,308)		3,070,827
OTHER ASSETS LESS LIABILITIES–3.30%		104,670
NET ASSETS–100.00%		$3,175,497

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Each unit represents two preferred shares and one common share.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Low Volatility Emerging Markets Fund

Statement of Assets and Liabilities

October 31, 2015

Assets:
Investments, at value (Cost $3,418,267)	$3,023,786
Investments in affiliated money market funds, at value and cost	47,041
Total investments, at value (Cost $3,465,308)	3,070,827
Foreign currencies, at value (Cost $98,755)	96,968
Receivable for:
Deposits with brokers for open futures contacts	6,300
Variation margin — futures	360
Fund shares sold	50
Dividends	4,495
Investment for trustee deferred compensation and retirement plans	4,265
Fund expenses absorbed	54,553
Other assets	4,419
Total assets	3,242,237

Liabilities:
Payable for:
Accrued fees to affiliates	804
Accrued trustees’ and officers’ fees and benefits	1,546
Accrued other operating expenses	60,125
Trustee deferred compensation and retirement plans	4,265
Total liabilities	66,740
Net assets applicable to shares outstanding	$3,175,497

Net assets consist of:
Shares of beneficial interest	$3,905,161
Undistributed net investment income	14,573
Undistributed net realized gain (loss)	(354,008)
Net unrealized appreciation (depreciation)	(390,229)
$3,175,497

Net Assets:
Class A	$1,531,305
Class C	$41,245
Class R	$22,713
Class Y	$1,337,182
Class R5	$121,536
Class R6	$121,516

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	189,469
Class C	5,156
Class R	2,819
Class Y	165,049
Class R5	15,001
Class R6	15,001
Class A:
Net asset value per share	$8.08
Maximum offering price per share
(Net asset value of $8.08 ÷ 94.50%)	$8.55
Class C:
Net asset value and offering price per share	$8.00
Class R:
Net asset value and offering price per share	$8.06
Class Y:
Net asset value and offering price per share	$8.10
Class R5:
Net asset value and offering price per share	$8.10
Class R6:
Net asset value and offering price per share	$8.10

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Low Volatility Emerging Markets Fund

Statement of Operations

For the year ended October 31, 2015

Investment income:
Dividends (net of foreign withholding taxes of $20,322)	$118,255
Dividends from affiliated money market funds	73
Total investment income	118,328

Expenses:
Advisory fees	34,178
Administrative services fees	50,000
Custodian fees	28,890
Distribution fees:
Class A	4,204
Class C	725
Class R	121
Transfer agent fees — A, B, C, R and Y	3,485
Transfer agent fees — R5	10
Transfer agent fees — R6	7
Trustees’ and officers’ fees and benefits	18,869
Registration and filing fees	39,292
Professional services fees	59,059
Other	48,745
Total expenses	287,585
Less: Fees waived and expenses reimbursed	(228,846)
Net expenses	58,739
Net investment income	59,589

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes on holdings of $119)	(323,215)
Foreign currencies	(25,215)
Futures contracts	(26,651)
(375,081)
Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes on holdings of $95)	(388,600)
Foreign currencies	(514)
Futures contracts	6,560
(382,554)
Net realized and unrealized gain (loss)	(757,635)
Net increase (decrease) in net assets resulting from operations	$(698,046)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Low Volatility Emerging Markets Fund

Statement of Changes in Net Assets

For the year ended October 31, 2015 and the period December 17, 2013 (commencement date) through October 31, 2014

	2015	December 17, 2013 (commencement date) through October 31, 2014
Operations:
Net investment income	$59,589	$56,770
Net realized gain (loss)	(375,081)	48,924
Change in net unrealized appreciation (depreciation)	(382,554)	(7,675)
Net increase (decrease) in net assets resulting from operations	(698,046)	98,019

Distributions to shareholders from net investment income:
Class A	(57,658)	—
Class C	(2,197)	—
Class R	(796)	—
Class Y	(50,753)	—
Class R5	(17,161)	—
Class R6	(5,585)	—
Total distributions from net investment income	(134,150)	—

Distributions to shareholders from net realized gains:
Class A	(20,025)	—
Class C	(848)	—
Class R	(287)	—
Class Y	(16,495)	—
Class R5	(5,577)	—
Class R6	(1,815)	—
Total distributions from net realized gains	(45,047)	—

Share transactions–net:
Class A	286,843	1,683,585
Class C	5,332	59,815
Class R	14,205	13,730
Class Y	212,647	1,362,792
Class R5	(285,563)	451,325
Class R6	—	150,010
Net increase in net assets resulting from share transactions	233,464	3,721,257
Net increase (decrease) in net assets	(643,779)	3,819,276

Net assets:
Beginning of year	3,819,276	—
End of year (includes undistributed net investment income of $14,573 and $111,161, respectively)	$3,175,497	$3,819,276

Notes to Financial Statements

October 31, 2015

NOTE 1—Significant Accounting Policies

Invesco Low Volatility Emerging Markets Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

13                         Invesco Low Volatility Emerging Markets Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

14                         Invesco Low Volatility Emerging Markets Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the

15                         Invesco Low Volatility Emerging Markets Fund

Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.910%
Next $500 million	0.885%
Next $1.5 billion	0.860%
Next $2.5 billion	0.835%
Next $2.5 billion	0.810%
Next $2.5 billion	0.785%
Over $10 billion	0.760%

For the year ended October 31, 2015, the effective advisory fees incurred by the Fund was 0.94%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.72%, 2.47%, 1.97%, 1.47%, 1.47% and 1.47% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2017. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2015, the Adviser waived advisory fees and reimbursed fund level expenses of $225,344 and reimbursed class level expenses of $1,756, $76, $25, $1,628, $10 and $7 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

16                         Invesco Low Volatility Emerging Markets Fund

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2015, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2015, IDI advised the Fund that IDI retained $1,202 in front-end sales commissions from the sale of Class A shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended October 31, 2015, there were transfers from Level 1 to Level 2 of $445,730 and from Level 2 to Level 1 of $136,897, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Brazil	$285,303	$—	$—	$285,303
Chile	124,635	—	—	124,635
China	—	164,192	—	164,192
Colombia	26,052	—	—	26,052
India	61,507	178,185	—	239,692
Indonesia	—	98,793	—	98,793
Malaysia	49,429	57,136	—	106,565
Mexico	302,644	—	—	302,644
Poland	—	96,176	—	96,176
Russia	63,767	137,704	—	201,471
South Africa	124,343	212,729	—	337,072
South Korea	113,914	384,107	—	498,021
Taiwan	—	362,200	—	362,200
Thailand	—	22,117	—	22,117
Turkey	129,782	—	—	129,782
United Arab Emirates	17,910	11,161	—	29,071
United States	47,041	—	—	47,041
	1,346,327	1,724,500	—	3,070,827
Futures Contracts*	6,070	—	—	6,070
Total Investments	$1,352,397	$1,724,500	$—	$3,076,897

*	Unrealized appreciation.

17                         Invesco Low Volatility Emerging Markets Fund

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2015:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Equity risk:
Futures contracts(a)	$6,070	$—

(a)	Includes cumulative appreciation of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Futures Contracts
Realized Gain (Loss):
Equity risk	$(26,651)
Change in Net Unrealized Appreciation:
Equity risk	6,560
Total	$(20,091)

The table below summarizes the average notional value of futures contracts outstanding during the period.

Futures Contracts
Average notional value	$135,803

Open Futures Contracts(a)
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation
MSCI Emerging Markets Mini Index	Long	3	December-2015	$126,555	$6,070

(a)	Futures contracts collateralized by $6,300 cash held with Merrill Lynch, the futures commission merchant.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

18                         Invesco Low Volatility Emerging Markets Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Year Ended October 31, 2015 and the period December 17, 2013 (commencement date) though October 31, 2014:

	2015	December 17, 2013 (commencement date) through October 31, 2014
Ordinary income	$174,171	$—
Long-term capital gain	5,026	—
Total distributions	$179,197	$—

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$18,554
Net unrealized appreciation (depreciation) — investments	(423,476)
Net unrealized appreciation (depreciation) — other investments	(1,818)
Temporary book/tax differences	(3,981)
Capital loss carryforward	(318,943)
Shares of beneficial interest	3,905,161
Total net assets	$3,175,497

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$195,111	$123,832	$318,943

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2015 was $3,740,165 and $3,631,469, respectively. In a fund’s initial year of operations, the cost of investments for tax purposes will not reflect any tax adjustments until its fiscal year end reporting period.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$185,514
Aggregate unrealized (depreciation) of investment securities	(608,990)
Net unrealized appreciation (depreciation) of investment securities	$(423,476)

Cost of investments for tax purposes is $3,494,303.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment company reclasses and foreign currency transactions, on October 31, 2015, undistributed net investment income was decreased by $22,027, undistributed net realized gain (loss) was increased by $22,803 and shares of beneficial interest was decreased by $776. This reclassification had no effect on the net assets of the Fund.

19                         Invesco Low Volatility Emerging Markets Fund

NOTE 10—Share Information

	Summary of Share Activity
	Year ended October 31, 2015(a)		December 17, 2013 (commencement date) through October 31, 2014
	Shares	Amount	Shares	Amount
Sold:
Class A	145,238	$1,412,907	206,424	$2,131,506
Class C	6,179	59,078	5,851	62,593
Class R	1,391	13,595	1,361	13,730
Class Y	113,987	1,037,476	143,538	1,436,470
Class R5	—	—	46,638	456,961
Class R6	—	—	15,001	150,010

Issued as reinvestment of dividends:
Class A	1,508	13,720	—	—
Class C	288	2,611	—	—
Class R	67	610	—	—
Class Y	126	1,146	—	—
Class R5	1,686	15,338	—	—

Reacquired:
Class A	(122,441)	(1,139,784)	(41,260)	(447,921)
Class C	(6,888)	(56,357)	(274)	(2,778)
Class Y	(85,388)	(825,975)	(7,214)	(73,678)
Class R5	(32,778)	(300,901)	(545)	(5,636)
Net increase in share activity	22,975	$233,464	369,520	$3,721,257

(a)	84% of the outstanding shares of the Fund are owned by the Adviser.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/15	$10.32	$0.14	$(1.91)	$(1.77)	$(0.35)	$(0.12)	$(0.47)	$8.08	(17.67)%	$1,531	1.72	%(e)	7.99	%(e)	1.52	%(e)	105%
Year ended 10/31/14(d)	10.00	0.15	0.17	0.32	—	—	—	10.32	3.20	1,705	1.71	(f)	10.36	(f)	1.69	(f)	38
Class C
Year ended 10/31/15	10.26	0.07	(1.90)	(1.83)	(0.31)	(0.12)	(0.43)	8.00	(18.29)	41	2.47	(e)	8.74	(e)	0.77	(e)	105
Year ended 10/31/14(d)	10.00	0.09	0.17	0.26	—	—	—	10.26	2.60	57	2.46	(f)	11.11	(f)	0.94	(f)	38
Class R
Year ended 10/31/15	10.30	0.12	(1.90)	(1.78)	(0.34)	(0.12)	(0.46)	8.06	(17.81)	23	1.97	(e)	8.24	(e)	1.27	(e)	105
Year ended 10/31/14(d)	10.00	0.13	0.17	0.30	—	—	—	10.30	3.00	14	1.96	(f)	10.61	(f)	1.44	(f)	38
Class Y
Year ended 10/31/15	10.35	0.16	(1.92)	(1.76)	(0.37)	(0.12)	(0.49)	8.10	(17.50)	1,337	1.47	(e)	7.74	(e)	1.77	(e)	105
Year ended 10/31/14(d)	10.00	0.18	0.17	0.35	—	—	—	10.35	3.50	1,411	1.46	(f)	10.11	(f)	1.94	(f)	38
Class R5
Year ended 10/31/15	10.35	0.16	(1.92)	(1.76)	(0.37)	(0.12)	(0.49)	8.10	(17.50)	122	1.47	(e)	7.64	(e)	1.77	(e)	105
Year ended 10/31/14(d)	10.00	0.18	0.17	0.35	—	—	—	10.35	3.50	477	1.46	(f)	10.06	(f)	1.94	(f)	38
Class R6
Year ended 10/31/15	10.35	0.16	(1.92)	(1.76)	(0.37)	(0.12)	(0.49)	8.10	(17.50)	122	1.47	(e)	7.64	(e)	1.77	(e)	105
Year ended 10/31/14(d)	10.00	0.18	0.17	0.35	—	—	—	10.35	3.50	155	1.46	(f)	10.06	(f)	1.94	(f)	38

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Commencement date of December 17, 2013.
(e)	Ratios are based on average daily net assets (000’s omitted) of $1,681, $73, $24, $1,559, $181 and $137 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Annualized

20                         Invesco Low Volatility Emerging Markets Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Low Volatility Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Low Volatility Emerging Markets Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period December 17, 2013 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 23, 2015

Houston, Texas

21                         Invesco Low Volatility Emerging Markets Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2015 through October 31, 2015.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/15)	Expenses Paid During Period[2]
A	$1,000.00	$818.60	$7.88	$1,016.53	$8.74	1.72%
C	1,000.00	816.30	11.31	1,012.75	12.53	2.47
R	1,000.00	818.30	9.03	1,015.27	10.01	1.97
Y	1,000.00	819.80	6.74	1,017.80	7.48	1.47
R5	1,000.00	819.80	6.75	1,017.79	7.49	1.47
R6	1,000.00	819.80	6.75	1,017.79	7.49	1.47

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2015 through October 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22                         Invesco Low Volatility Emerging Markets Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Low Volatility Emerging Markets Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 9-10, 2015, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2015.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the performance and investment management services provided by Invesco Advisers and the Affiliated Sub-Advisers to a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Board also receives a report and this independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 10, 2015, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board noted that Invesco Asset Management Deutschland GmbH currently manages assets of the Fund. The Board also noted that the Fund recently began operations and that no comparative performance data was available.

C.	Advisory and Sub-Advisory Fees

The Board noted that the Fund had not been in operation long enough to become profitable and that Invesco Advisers was continuing to take entrepreneurial risk in operating the Fund.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 29, 2016 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts with investment strategies comparable to those of the Fund.

23                         Invesco Low Volatility Emerging Markets Fund

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board noted that although Invesco Advisers received a minimal amount of revenues from advising the Fund, Invesco Advisers and its subsidiaries did not make a profit from managing the Fund. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

24                         Invesco Low Volatility Emerging Markets Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2015:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$5,026
Qualified Dividend Income*	40.40%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Foreign Taxes	$0.0389
Foreign Income	$0.3298

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$39,685

25                         Invesco Low Volatility Emerging Markets Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			145	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc..

			145	None
[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Low Volatility Emerging Markets Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	145	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	145	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Chairman, Board of Governors, Western Golf Association	145	Chairman of the Board of Trustees, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			145	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			145	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	145	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	145	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	145	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	145	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	145	None

T-2                         Invesco Low Volatility Emerging Markets Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	145	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Low Volatility Emerging Markets Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc..	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company.

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Low Volatility Emerging Markets Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds.

Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338                         LVEM-AR-1                                                               Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2015

Invesco Macro International Equity Fund
Nasdaq:
A: VZMAX ■ C: VZMCX ■ R: VZMRX ■ Y: VZMYX ■ R5: VZMFX ■ R6: VZMSX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    The US economy expanded and unemployment declined throughout the reporting period. Continuing low energy prices benefited consumers, but a strong US dollar crimped corporate profits. The US Federal Reserve signaled that it was increasingly likely to raise interest rates, based on generally positive economic data, but uncertainty remained about when it might act. Overseas, the story was much different. Low energy prices hurt the economies of some oil-producing nations, such as Brazil and Russia. During the reporting period, the European Central

Bank as well as central banks in China and Japan – among other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness.

Investor uncertainty, such as we saw for much of the reporting period – and market volatility, such as we saw at the end of the reporting period – are unfortunate facts of life when it comes to investing. Some investors use these things as excuses to delay saving and investing for their long-term financial goals. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Macro International Equity Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	■	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	■	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Macro International Equity Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2015, Class A shares of Invesco Macro International Equity Fund (the Fund), at net asset value (NAV), underperformed the Fund’s broad market/style specific benchmark, the MSCI All Country World ex-U.S. Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/14 to 10/31/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-8.80%
Class C Shares	-9.48
Class R Shares	-9.08
Class Y Shares	-8.57
Class R5 Shares	-8.66
Class R6 Shares	-8.57
MSCI All Country World ex-U.S. Index▼ (Broad Market/Style-Specific Index)	-4.68
Lipper International Large-Cap Core Funds Index¡ (Peer Group Index)	-2.71

Source(s): ▼FactSet Research Systems Inc.; ¡Lipper Inc.

Market conditions and your Fund

The fiscal year started with challenges to the equity markets as October 2014 witnessed the end of asset purchases by the US Federal Reserve (the Fed). This was later countered by the announcement of massive quantitative easing efforts in Europe and Japan. Energy-related commodities suffered from a supply glut, which added volatility toward the end of 2014.

    We started 2015 with gains in equity prices fueled by the expansionary monetary policies put in place by a number of main central banks. However, it became apparent that the liquidity-driven environment could potentially lay down the foundation for significant volatility going forward. The second quarter of 2015 began with a continuation of the same theme witnessed during the first quarter with markets exhibiting mixed results but generally performing well on the back of accommodative monetary policies. However, June 2015 was detrimental for equities as headwinds became apparent, particularly with the reemergence of uncertainty surrounding the Greek financial crisis. The third quarter of 2015 was marred by heightened volatility as a result of disappointing economic data in many developed countries and China, suggesting a more difficult environment ahead for equities. In August 2015, equities suffered a major and broad-based correction. September followed suit, but to a lesser degree, due in part to the postponement of a monetary policy shift by the Fed.

    The Fund uses “smart beta” indexes to build up core equity exposure. Beta is a measure of risk representing how a security is expected to respond to general market movements. Smart beta represents an alternative and selection index based methodology that seeks to outperform a benchmark or reduce portfolio risk, or both. Smart beta funds may underperform cap-weighted benchmarks and increase portfolio risk. For this strategy, we invest in companies in approximately the same proportion as they are represented in the smart beta indexes, which utilize equal weighting, low volatility or other methodologies to determine stock investments and appropriate weightings. For the reporting period, the main detractor from Fund performance was the smart beta component, specifically as it related to the Fund’s exposure to Hong Kong and Japan through direct investment and the use of futures. This result is consistent with stretched valuations in equity markets as the result of expansionary monetary policies put in place by many global central banks. One of the features of the smart beta indexes is to equally allocate to the stock universe rather than utilizing market capitalization as a gauge. In an environment of stretched valuations, high-beta stocks will tend to perform better and to the detriment of smart beta indexes.

Portfolio Composition
By country	% of total net assets

Japan	18.0%
United Kingdom	16.8
Australia	9.0
Hong Kong	4.8
France	4.1
Taiwan	4.1
Switzerland	3.2
Germany	3.0
Singapore	2.5
Malaysia	2.3
Countries each less than 2.0% of portfolio	22.5
Money Market Funds Plus Other Assets Less Liabilities†	9.7

†	The unrealized appreciation/depreciation of futures, forwards and swaps are included in “Money Market Funds Plus Other Assets Less Liabilities.”

Target Regional Breakdown

Target Net Assets[1]

Emerging Market	24.70%
Japan	19.41
United Kingdom	19.38
Asia ex-Japan	17.72
Europe ex-United Kingdom	16.14
Money Market Funds Plus Other Assets Less Liabilities	10.00
Total	107.35

1	Proprietary models determine the target net asset weights necessary to achieve the desired regional breakdown. Target net assets greater than 100% is achieved through derivatives and other instruments that create leverage. Regional breakdown percentages represent the net of the Fund’s long and short positions.

Total Net Assets	$7.6 million

Total Number of Holdings*	877

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2015.

4                Invesco Macro International Equity Fund

    The Fund’s tactical overlay portion actively adjusts portfolio positions through the use of futures to reflect the near-term environment. The tactical element followed suit with the Fund’s average yearly overweight exposure to Hong Kong and its average yearly underweight exposure to emerging markets detracting from Fund performance. On the other hand, the Fund’s average overweight exposure to Japan – obtained through direct investment and the use of futures – proved to have a positive impact on Fund performance, but not enough to compensate for the detracting markets.

    As part of the Fund’s investment process, valuations are considered on an absolute basis first to determine if a market is “rich” or “cheap” relative to its own history and then evaluated on a cross-sectional basis to account for relative attractiveness across these markets. This approach reflects the intuitive appeal of having a larger weight to “cheap” markets and a smaller weight to “expensive” markets within the Fund’s strategic allocation. This valuation-based adjustment was, to a lesser extent, a detractor from Fund performance. The Fund’s regional equal-weight element was the only component of the Fund’s investment process that produced positive results for the reporting period. However, this was not sufficient to compensate for the underperformance produced by the other elements of the Fund’s investment process during the fiscal year.

    Please note that our strategy utilizes derivative instruments that include futures and total return swaps. Therefore, some of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a more liquid and cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued commitment to Invesco Macro International Equity Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Macro International Equity
Fund. He joined Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Macro International Equity
Fund. He joined Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Macro International Equity
Fund. He joined Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Macro International Equity
Fund. He joined Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Macro International Equity
Fund. He joined Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Assisted by Invesco’s Global Asset Allocation Team

5                Invesco Macro International Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 12/17/13

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

■	The Lipper International Large-Cap Core Funds Index is an unmanaged index considered representative of international large-cap core funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco Macro International Equity Fund

Average Annual Total Returns
As of 10/31/15, including maximum applicable sales charges

Class A Shares
Inception (12/17/13)	-6.89%
1 Year	-13.81

Class C Shares
Inception (12/17/13)	-4.73%
1 Year	-10.36

Class R Shares
Inception (12/17/13)	-4.30%
1 Year	-9.08

Class Y Shares
Inception (12/17/13)	-3.81%
1 Year	-8.57

Class R5 Shares
Inception (12/17/13)	-3.81%
1 Year	-8.66

Class R6 Shares
Inception (12/17/13)	-3.81%
1 Year	-8.57

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.44%, 2.19%, 1.69%, 1.19%, 1.19% and 1.19%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 8.22%, 8.97%, 8.47%, 7.97%, 7.94% and 7.94%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Average Annual Total Returns
As of 9/30/15, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/17/13)	-10.07%
1 Year	-19.25

Class C Shares
Inception (12/17/13)	-7.90%
1 Year	-16.03

Class R Shares
Inception (12/17/13)	-7.39%
1 Year	-14.70

Class Y Shares
Inception (12/17/13)	-6.94%
1 Year	-14.29

Class R5 Shares
Inception (12/17/13)	-7.00%
1 Year	-14.39

Class R6 Shares
Inception (12/17/13)	-6.94%
1 Year	-14.29

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2017. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2017. See current prospectus for more information.

7                Invesco Macro International Equity Fund

Invesco Macro International Equity Fund’s investment objective is to provide total return.

Unless otherwise stated, information presented in this report is as of October 31, 2015, and is based on total net assets.

Unless otherwise noted, all data provided by Invesco.

To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Cash/cash equivalents risk. Holding cash or cash equivalents may negatively affect performance.
■	Currency/exchange rate risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than mutual funds that do not use derivative instruments or that use derivative instruments to a lesser extent than the Fund to implement their investment strategy.

■	Emerging markets securities risk. The prices of securities issued by foreign companies and governments located in emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results. The portfolio managers’ use of derivative instruments that provide economic leverage may increase the volatility of the Fund’s net asset value, which may increase the potential of greater losses that may cause the Fund to liquidate positions when it may not be advantageous to do so. In addition, the Fund will likely underperform the broader equity markets in which the Fund invests during market rallies when the Fund’s equity exposure is less than 100% of the Fund’s assets. Such underperformance could be significant during sudden or significant market rallies.

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
■	Volatility risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

About indexes used in this report

■	The MSCI All Country World ex-U.S. Index is an index considered representative of developed and emerging market stock markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

8                Invesco Macro International Equity Fund

Schedule of Investments

October 31, 2015

	Shares	Value
Common Stocks & Other Equity Interests–90.34%
Australia–9.02%
Adelaide Brighton Ltd.	2,167	$6,475
AGL Energy Ltd.	574	6,848
ALS Ltd.	1,788	6,566
Alumina Ltd.	7,579	5,864
Amcor Ltd.	686	6,638
AMP Ltd.	1,599	6,534
Ansell Ltd.	422	6,000
APA Group	1,117	7,328
Aristocrat Leisure Ltd.	1,144	7,603
Asciano Ltd.	1,099	6,410
ASX Ltd.	246	7,231
Aurizon Holdings Ltd.	1,877	6,920
AusNet Services	7,158	7,376
Australia and New Zealand Banking Group Ltd.	343	6,599
Bank of Queensland Ltd.	765	7,130
Bendigo and Adelaide Bank Ltd.	898	6,852
BHP Billiton Ltd.	373	6,123
BHP Billiton PLC	1,620	25,912
BlueScope Steel Ltd.	2,167	6,815
Boral Ltd.	1,706	6,557
Brambles Ltd.	906	6,706
Caltex Australia Ltd.	299	6,673
carsales.com Ltd.	970	6,779
Challenger Ltd.	1,337	7,847
Charter Hall Group	2,153	6,894
CIMIC Group Ltd.	388	7,670
Coca-Cola Amatil Ltd.	1,052	6,834
Cochlear Ltd.	110	6,977
Commonwealth Bank of Australia	122	6,675
Computershare Ltd.	926	7,138
Crown Resorts Ltd.	853	6,971
CSL Ltd.	102	6,774
CSR Ltd.	3,030	5,934
DEXUS Property Group	1,304	7,197
Domino’s Pizza Enterprises Ltd.	239	7,968
Downer EDI Ltd.	2,478	6,273
DUET Group	4,337	7,299
DuluxGroup Ltd.	1,693	7,123
Echo Entertainment Group Ltd.	1,943	7,080
Fairfax Media Ltd.	11,156	7,518
Federation Centres(a)	3,328	6,906
Flight Centre Travel Group Ltd.	252	6,820
Fortescue Metals Group Ltd.	4,756	6,982
Goodman Group	1,508	6,527
GPT Group (The)	2,231	7,550
Harvey Norman Holdings Ltd.	2,314	6,568
Healthscope Ltd.	3,436	6,616
Iluka Resources Ltd.	1,260	5,768

	Shares	Value
Australia–(continued)
Incitec Pivot Ltd.	2,677	$7,540
Insurance Australia Group Ltd.	1,842	7,315
Investa Office Fund	2,517	7,251
IOOF Holdings Ltd.	1,066	7,044
JB Hi-Fi Ltd.	482	6,173
Lend Lease Group	692	6,415
Macquarie Group Ltd.	121	7,315
Magellan Financial Group Ltd.	513	8,242
Mirvac Group	5,180	6,667
National Australia Bank Ltd.	292	6,222
Newcrest Mining Ltd.(a)	837	7,271
Nufarm Ltd.	1,352	8,070
Oil Search Ltd.	1,307	7,295
Orica Ltd.	608	7,145
Origin Energy Ltd.	1,199	4,703
Orora Ltd.	4,111	6,860
OZ Minerals Ltd.	2,507	7,795
Perpetual Ltd.	235	7,526
Primary Health Care Ltd.	2,268	6,000
Qantas Airways Ltd.(a)	2,492	7,020
QBE Insurance Group Ltd.	717	6,668
Ramsay Health Care Ltd.	152	6,674
REA Group Ltd.	222	7,492
Recall Holdings Ltd.	1,358	7,418
Santos Ltd.	2,102	8,754
Scentre Group	2,524	7,452
SEEK Ltd.	759	6,889
Shopping Centres Australasia Property Group	4,566	6,707
Slater & Gordon Ltd.	1,914	3,739
Sonic Healthcare Ltd.	454	6,242
Spark Infrastructure Group	5,126	7,603
Spotless Group Holdings Ltd.	5,074	7,712
Stockland	2,294	6,625
Suncorp Group Ltd.	728	6,752
Sydney Airport	1,630	7,497
Tabcorp Holdings Ltd.	2,125	7,152
Tatts Group Ltd.	2,583	7,294
Telstra Corp. Ltd.	1,601	6,165
TPG Telecom Ltd.	1,052	8,297
Transurban Group	974	7,251
Treasury Wine Estates Ltd.	1,540	7,775
Washington H. Soul Pattinson & Co. Ltd.	676	7,761
Wesfarmers Ltd.	234	6,540
Westfield Corp.	961	7,024
Westpac Banking Corp.	299	6,691
Woodside Petroleum Ltd.	301	6,327
Woolworths Ltd.	360	6,189
WorleyParsons Ltd.	1,144	5,319
		681,726

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Macro International Equity Fund

	Shares	Value
Austria–0.16%
Erste Group Bank AG(a)	211	$6,179
Voestalpine AG	158	5,722
		11,901

Belgium–0.51%
Ageas	153	6,750
Anheuser-Busch InBev SA/NV	57	6,798
Delhaize Group	69	6,394
KBC Groep N.V.	94	5,713
Solvay S.A.	53	5,982
UCB S.A.	76	6,565
		38,202

Brazil–0.67%
Ambev S.A.	1,300	6,438
BRF S.A.	300	4,678
Cia Brasileira de Distribuicao–Preference Shares	300	3,949
Hypermarcas S.A.(a)	1,400	6,356
Klabin S.A.(b)	1,100	6,258
M Dias Branco S.A.	300	5,440
Transmissora Alianca de Energia Eletrica S.A.(c)	1,200	6,195
Ultrapar Participacoes S.A.	300	5,215
WEG S.A.	1,600	5,977
		50,506

Chile–0.92%
Banco de Chile	108,716	11,496
Banco Santander Chile	164,615	7,821
Cencosud S.A.	2,586	5,667
Corpbanca S.A.	740,605	6,796
Empresa Nacional de Electricidad S.A.	6,721	8,389
Empresas CMPC S.A.	2,542	6,265
Empresas COPEC S.A.	1,011	9,433
Enersis S.A.	26,681	7,062
S.A.C.I. Falabella	1,039	6,988
		69,917

China–1.20%
AAC Technologies Holdings Inc.	1,000	6,330
Agricultural Bank of China Ltd.–Class H	16,000	6,528
China Construction Bank Corp.–Class H	8,000	5,768
China Petroleum & Chemical Corp.–Class H	8,000	5,770
China Traditional Chinese Medicine Co. Ltd.(a)	8,000	6,029
CITIC Ltd.	3,000	5,580
COSCO Pacific Ltd.	6,000	7,762
FIH Mobile Ltd.	14,000	6,658
Global Logistic Properties Ltd.	4,500	7,165
Hengan International Group Co. Ltd.	500	5,390
Industrial & Commercial Bank of China Ltd.–Class H	9,000	5,711
Shenzhou International Group Holdings Ltd.	1,000	4,914
Tsingtao Brewery Co. Ltd.–Class H	2,000	9,538
Yangzijiang Shipbuilding Holdings Ltd.	8,400	7,463
		90,606

	Shares	Value
Colombia–0.17%
Bancolombia S.A.–Preference Shares	758	$6,574
Grupo de Inversiones Suramericana S.A.	518	6,577
		13,151

Czech Republic–0.15%
CEZ A.S.	295	5,896
Komercni Banka A.S.	28	5,789
		11,685

Denmark–0.78%
A.P. Moeller-Maersk A/S–Class B	5	7,373
Carlsberg A/S–Class B	112	9,164
Coloplast A/S–Class B	124	8,897
Danske Bank A/S	272	7,463
Novo Nordisk A/S–Class B	154	8,159
Pandora A/S	74	8,519
Vestas Wind Systems A/S	160	9,298
		58,873

Egypt–0.08%
Commercial International Bank Egypt S.A.E.	981	6,455

Finland–0.52%
Fortum Oyj	377	5,647
Kone Oyj–Class B	161	6,860
Nokia Oyj	956	7,095
Sampo Oyj–Class A	125	6,099
UPM-Kymmene Oyj	375	7,010
Wartsila OYJ Abp	151	6,436
		39,147

France–4.06%
Accor S.A.	130	6,455
Air Liquide S.A.	53	6,857
Airbus Group SE	99	6,879
Alcatel-Lucent(a)	1,816	7,369
Alstom S.A.(a)	195	6,360
Arkema S.A.	89	6,502
AXA S.A.	261	6,969
BNP Paribas S.A.	99	6,016
Bouygues S.A.	160	6,053
Bureau Veritas S.A.	280	6,326
Cap Gemini S.A.	70	6,226
Carrefour S.A.	194	6,318
Christian Dior SE	32	6,290
Cie Generale des Etablissements Michelin	63	6,277
Compagnie de Saint-Gobain	135	5,657
Credit Agricole S.A.	445	5,638
Danone	103	7,171
Dassault Systemes S.A.	87	6,873
Edenred	312	5,718
Electricite de France S.A.	283	5,264
Engie S.A.	343	6,008
Essilor International S.A.	50	6,562

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Macro International Equity Fund

	Shares	Value
France–(continued)
Hermes International	17	$6,540
Kering	40	7,391
L’Oreal S.A.	36	6,559
Legrand S.A.	108	5,921
LVMH Moet Hennessy Louis Vuitton S.E.	38	7,070
Numericable–SFR(a)	126	5,709
Orange S.A.	390	6,861
Pernod Ricard S.A.	59	6,945
Peugeot S.A.(a)	344	6,062
Publicis Groupe S.A.	89	5,780
Renault S.A.	76	7,165
Safran S.A.	81	6,156
Sanofi	62	6,251
Schneider Electric S.E.	96	5,805
SCOR S.E.	177	6,583
Societe Generale S.A.	130	6,036
Sodexo S.A.	71	6,311
Suez Environnement Co.	342	6,499
Technip S.A.	115	6,008
TOTAL S.A.	136	6,591
Unibail-Rodamco S.E.	24	6,688
Valeo S.A.	49	7,566
Veolia Environnement S.A.	281	6,533
Vinci S.A.	95	6,413
Vivendi S.A.	255	6,137
Zodiac Aerospace	205	5,185
		306,553

Germany–3.01%
adidas AG	85	7,623
Allianz S.E.	39	6,834
BASF S.E.	78	6,393
Bayer AG	46	6,139
Bayerische Motoren Werke AG	63	6,468
Beiersdorf AG	74	7,034
Brenntag AG	115	6,949
Commerzbank AG(a)	559	6,153
Continental AG	29	6,975
Daimler AG	71	6,166
Deutsche Bank AG	219	6,134
Deutsche Boerse AG	69	6,355
Deutsche Lufthansa AG(a)	471	6,956
Deutsche Post AG	219	6,519
Deutsche Telekom AG	349	6,526
E.ON S.E.	572	6,037
Fresenius Medical Care AG & Co. KGaA	78	7,024
Fresenius S.E. & Co. KGaA	86	6,313
GEA Group AG	159	6,366
HeidelbergCement AG	82	6,112
Henkel AG & Co. KGaA–Preference Shares	59	6,404
Infineon Technologies AG	540	6,648
K+S AG	167	4,216

	Shares	Value
Germany–(continued)
Linde AG	35	$6,072
Merck KGaA	66	6,438
Metro AG	204	6,288
Muenchener Rueckversicherungs-Gesellschaft AG	33	6,587
Porsche Automobil Holding S.E.–Preference Shares	80	3,748
ProSiebenSat.1 Media SE	125	6,762
RWE AG	428	5,956
SAP S.E.	96	7,588
Siemens AG	64	6,440
Symrise AG	106	6,982
ThyssenKrupp AG	296	5,972
Volkswagen AG–Preference Shares	33	3,967
Vonovia S.E.	182	6,063
		227,207

Hong Kong–4.83%
AIA Group Ltd.	1,200	7,007
ASM Pacific Technology Ltd.	800	5,664
Bank of East Asia, Ltd. (The)	2,000	7,455
Brightoil Petroleum (Holdings) Ltd.(a)	17,000	6,025
Cathay Pacific Airways Ltd.	4,000	7,936
Cheung Kong Infrastructure Holdings Ltd.	1,000	9,286
China Innovative Finance Group Ltd.(a)	60,000	5,848
Chinese Estates Holdings Ltd.	3,000	6,967
CK Hutchison Holdings Ltd.	500	6,830
CLP Holdings Ltd.	1,000	8,697
Dairy Farm International Holdings Ltd.	1,000	6,575
Esprit Holdings Ltd.	7,800	8,738
First Pacific Co. Ltd.	10,000	6,825
Galaxy Entertainment Group Ltd.	2,000	6,806
Global Brands Group Holding Ltd.(a)	36,000	7,427
Goldin Properties Holdings Ltd.(a)	6,000	5,138
Haitong International Securities Group Ltd.	10,000	5,513
Hang Lung Group Ltd.	2,000	7,240
Hang Lung Properties Ltd.	3,000	7,328
Hang Seng Bank Ltd.	400	7,324
Henderson Land Development Co. Ltd.	1,310	8,338
HK Electric Investments and HK Electric Investments Ltd.(d)	9,500	7,293
Hong Kong & China Gas Co. Ltd.	3,730	7,559
Hong Kong Exchanges & Clearing Ltd.	300	7,832
Hongkong Land Holdings Ltd.	1,000	7,487
Hopewell Holdings Ltd.	2,000	7,212
Hysan Development Co. Ltd.	2,000	8,853
Jardine Matheson Holdings Ltd.	100	5,424
Jardine Strategic Holdings Ltd.	200	6,034
Kerry Properties Ltd.	2,000	5,914
Li & Fung Ltd.	10,000	8,073
Link REIT	1,000	5,940
MTR Corp. Ltd.	1,500	6,787
New World Development Co. Ltd.	7,000	7,462

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Macro International Equity Fund

	Shares	Value
Hong Kong–(continued)
Noble Group Ltd.	17,300	$6,216
NWS Holdings Ltd.	5,000	7,510
PCCW Ltd.	12,000	6,479
Power Assets Holdings Ltd.	500	4,972
Sands China Ltd.	2,000	7,179
Shangri-La Asia Ltd.	6,000	5,490
Sino Land Co. Ltd.	4,000	6,164
SJM Holdings Ltd.	7,000	5,802
Sun Hung Kai Properties Ltd.	1,000	13,345
Suncorp Technologies Ltd.(a)	110,000	3,021
Swire Pacific Ltd.–Class A	500	5,775
Swire Properties Ltd.	2,200	6,590
Techtronic Industries Co. Ltd.	1,500	5,475
Television Broadcasts Ltd.	1,600	5,819
Value Partners Group Ltd.	5,000	5,280
VTech Holdings Ltd.	500	6,060
WH Group Ltd.(a)(d)	12,500	6,895
Wharf Holdings Ltd. (The)	1,000	5,937
Wheelock and Co. Ltd.	1,000	4,648
Yue Yuen Industrial (Holdings) Ltd.	1,500	5,468
		364,962

Hungary–0.16%
MOL Hungarian Oil and Gas PLC	118	5,336
Richter Gedeon Nyrt	386	6,444
		11,780

India–0.32%
HDFC Bank Ltd.–ADR	103	6,297
Infosys Ltd.–ADR	342	6,211
Reliance Industries Ltd.–GDR(d)	214	6,142
Wipro Ltd.–ADR	478	5,918
		24,568

Indonesia–0.44%
Golden Agri-Resources Ltd.	30,300	8,415
PT Bank Central Asia Tbk	7,500	7,043
PT Bank Mandiri Persero Tbk	9,400	5,946
PT Kalbe Farma Tbk	50,900	5,293
PT Telekomunikasi Indonesia Persero Tbk	32,600	6,450
		33,147

Ireland–0.89%
CRH PLC	224	6,124
Experian PLC	1,620	27,628
Kerry Group PLC–Class A	87	7,075
Shire PLC	351	26,582
		67,409

Italy–1.01%
Assicurazioni Generali S.p.A.	352	6,674
Atlantia S.p.A.	225	6,235
Enel S.p.A.	1,373	6,336
Eni S.p.A.	365	5,955

	Shares	Value
Italy–(continued)
Intesa Sanpaolo S.p.A.	1,718	$5,985
Luxottica Group S.p.A.	90	6,297
Prada S.p.A.	1,700	6,909
Snam S.p.A.	1,251	6,471
Telecom Italia S.p.A.(a)	5,047	7,030
Terna–Rete Elettrica Nazionale S.p.A.	1,310	6,659
UniCredit S.p.A.	953	6,162
Unione di Banche Italiane S.p.A.	789	5,890
		76,603

Japan–17.99%
Aeon Co., Ltd.	400	5,910
Aisin Seiki Co., Ltd.	200	7,915
Alps Electric Co., Ltd.	200	6,159
Amada Holdings Co., Ltd.	700	6,204
ANA Holdings Inc.	2,000	5,954
Aozora Bank, Ltd.	1,000	3,642
Asahi Glass Co., Ltd.	1,000	5,698
Asahi Group Holdings, Ltd.	200	6,155
Asahi Kasei Corp.	1,000	6,117
ASICS Corp.	200	5,507
Astellas Pharma Inc.	400	5,783
Bandai Namco Holdings Inc.	200	4,899
Bank of Kyoto, Ltd. (The)	1,000	10,050
Bank of Yokohama, Ltd. (The)	1,000	6,213
Bridgestone Corp.	200	7,333
Brother Industries, Ltd.	400	5,093
Canon Inc.	200	5,974
Casio Computer Co., Ltd.	300	5,631
Chiba Bank, Ltd. (The)	1,000	7,267
Chubu Electric Power Co., Inc.	300	4,600
Chugai Pharmaceutical Co., Ltd.	100	3,207
Chugoku Bank, Ltd. (The)	400	5,640
Chugoku Electric Power Co., Inc. (The)	400	6,031
Credit Saison Co., Ltd.	300	6,141
Dai Nippon Printing Co., Ltd.	1,000	10,306
Dai-ichi Life Insurance Co. Ltd. (The)	300	5,187
Daicel Corp.	400	5,263
Daihatsu Motor Co., Ltd.	400	4,879
Daiichi Sankyo Co., Ltd.	300	5,848
Daikin Industries, Ltd.	100	6,402
Daito Trust Construction Co., Ltd.	100	10,817
Daiwa House Industry Co., Ltd.	200	5,222
Daiwa Securities Group Inc.	1,000	6,820
Denso Corp.	100	4,630
Dentsu Inc.	100	5,602
Don Quijote Holdings Co., Ltd.	100	3,667
East Japan Railway Co.	100	9,493
Eisai Co., Ltd.	100	6,221
Electric Power Development Co., Ltd.	200	6,569
Fuji Heavy Industries Ltd.	200	7,722
FUJIFILM Holdings Corp.	100	3,975

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Macro International Equity Fund

	Shares	Value
Japan–(continued)
Fujitsu Ltd.	1,000	$4,705
Fukuoka Financial Group, Inc.	1,000	5,241
Gunma Bank, Ltd. (The)	1,000	6,265
Hachijuni Bank, Ltd. (The)	1,000	6,776
Hamamatsu Photonics K.K.	200	5,113
Hankyu Hanshin Holdings, Inc.	1,000	6,515
Hino Motors, Ltd.	600	6,826
Hirose Electric Co., Ltd.	100	12,064
Hiroshima Bank, Ltd. (The)	1,000	5,532
Hisamitsu Pharmaceutical Co., Inc.	100	3,867
Hitachi, Ltd.	1,000	5,744
Hokuhoku Financial Group, Inc.	2,000	4,423
Hokuriku Electric Power Co.	400	5,950
Honda Motor Co., Ltd.	200	6,640
Hoya Corp.	100	4,110
Hulic Co., Ltd.	700	6,517
IHI Corp.	2,000	5,636
INPEX Corp.	500	4,766
Isetan Mitsukoshi Holdings Ltd.	300	4,794
Isuzu Motors Ltd.	600	6,973
ITOCHU Corp.	600	7,474
Iyo Bank, Ltd. (The)	600	6,419
J. Front Retailing Co., Ltd.	400	6,544
Japan Airlines Co. Ltd.	200	7,521
Japan Airport Terminal Co., Ltd.	100	5,424
Japan Exchange Group Inc.	400	6,415
Japan Real Estate Investment Corp.	1	4,618
Japan Retail Fund Investment Corp.	3	5,801
Japan Tobacco, Inc.	100	3,455
JFE Holdings, Inc.	400	6,255
Joyo Bank, Ltd. (The)	1,000	5,172
JSR Corp.	300	4,727
JTEKT Corp.	400	6,857
JX Holdings, Inc.	1,500	5,861
Kajima Corp.	1,000	5,722
Kansai Electric Power Co., Inc. (The)(a)	400	5,096
Kansai Paint Co., Ltd.	400	6,067
Kao Corp.	100	5,108
Kawasaki Heavy Industries, Ltd.	1,000	3,991
KDDI Corp.	200	4,831
Keikyu Corp.	1,000	8,198
Keio Corp.	1,000	8,115
Keisei Electric Railway Co., Ltd.	1,000	12,278
Kintetsu Group Holdings Co., Ltd.	1,000	3,859
Kirin Holdings Co., Ltd.	400	5,645
Kobe Steel, Ltd.	4,000	5,026
Koito Manufacturing Co., Ltd.	200	7,551
Komatsu Ltd.	300	4,953
Konica Minolta Inc.	600	6,162
Kuraray Co., Ltd.	600	7,374
Kyocera Corp.	100	4,508

	Shares	Value
Japan–(continued)
Kyushu Electric Power Co., Inc.(a)	600	$7,235
Lawson, Inc.	100	7,378
LIXIL Group Corp.	200	4,271
Mabuchi Motor Co., Ltd.	100	4,904
Makita Corp.	100	5,454
Marubeni Corp.	1,100	6,335
Mazda Motor Corp.	300	5,891
Medipal Holdings Corp.	300	5,220
MEIJI Holdings Co., Ltd.	100	7,837
Mitsubishi Chemical Holdings Corp.	1,100	6,835
Mitsubishi Corp.	300	5,435
Mitsubishi Electric Corp.	1,000	10,371
Mitsubishi Heavy Industries, Ltd.	1,000	5,033
Mitsubishi Materials Corp.	2,000	6,940
Mitsubishi Motors Corp.	800	7,080
Mitsubishi Tanabe Pharma Corp.	300	5,061
Mitsubishi UFJ Financial Group, Inc.	900	5,820
Mitsui & Co., Ltd.	400	5,053
Mitsui Chemicals, Inc.	2,000	7,536
Mitsui O.S.K. Lines, Ltd.	2,000	5,318
Mizuho Financial Group, Inc.	2,800	5,726
MS&AD Insurance Group Holdings, Inc.	200	5,869
Nagoya Railroad Co., Ltd.	1,000	4,128
NEC Corp.	2,000	6,166
NGK Spark Plug Co., Ltd.	200	4,867
Nidec Corp.	100	7,514
Nikon Corp.	400	5,158
Nippon Building Fund Inc.	1	4,739
Nippon Express Co., Ltd.	1,000	5,129
Nippon Paint Holdings Co., Ltd.	300	6,309
Nippon Steel & Sumitomo Metal Corp.	300	6,068
Nippon Telegraph & Telephone Corp.	100	3,672
Nippon Television Holdings, Inc.	300	5,185
Nippon Yusen Kabushiki Kaisha	2,000	5,208
Nissan Motor Co., Ltd.	700	7,262
Nisshin Seifun Group Inc.	400	6,087
Nissin Foods Holdings Co., Ltd.	100	4,613
Nitori Holdings Co., Ltd.	100	7,781
Nitto Denko Corp.	100	6,379
NOK Corp.	200	4,692
Nomura Holdings, Inc.	1,000	6,265
Nomura Research Institute, Ltd.	100	4,076
NSK Ltd.	600	7,068
NTT Data Corp.	100	4,956
NTT DOCOMO, Inc.	300	5,889
Obayashi Corp.	1,000	8,758
Odakyu Electric Railway Co., Ltd.	1,000	9,746
Oji Holdings Corp.	1,000	5,167
Olympus Corp.	200	6,719
OMRON Corp.	200	6,597
Oriental Land Co., Ltd.	100	6,052

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Macro International Equity Fund

	Shares	Value
Japan–(continued)
ORIX Corp.	400	$5,848
Osaka Gas Co., Ltd.	1,000	3,928
Otsuka Holdings Co., Ltd.	200	6,616
Panasonic Corp.	600	7,041
Rakuten Inc.	400	5,536
Recruit Holdings Co., Ltd.	200	6,415
Resona Holdings, Inc.	1,200	6,328
Ricoh Co., Ltd.	600	6,451
Rinnai Corp.	100	7,895
Rohm Co. Ltd.	100	4,914
Santen Pharmaceutical Co., Ltd.	300	4,057
SECOM Co., Ltd.	100	6,651
Sega Sammy Holdings Inc.	600	6,293
Seibu Holdings Inc.	200	4,043
Seiko Epson Corp.	300	4,568
Sekisui Chemical Co., Ltd.	600	7,051
Sekisui House, Ltd.	400	6,636
Seven & i Holdings Co., Ltd.	100	4,519
Shikoku Electric Power Co. Inc.	300	5,070
Shimizu Corp.	1,000	8,733
Shin-Etsu Chemical Co., Ltd.	100	5,921
Shinsei Bank, Ltd.	3,000	6,264
Shionogi & Co., Ltd.	100	4,088
Shiseido Co., Ltd.	300	7,076
Shizuoka Bank, Ltd. (The)	1,000	9,971
SoftBank Group Corp.	100	5,566
Sompo Japan Nipponkoa Holdings Inc.	200	6,235
Sony Corp.	200	5,672
Sony Financial Holdings Inc.	300	5,361
Stanley Electric Co., Ltd.	300	5,699
Sumitomo Chemical Co., Ltd.	1,000	5,708
Sumitomo Corp.	500	5,479
Sumitomo Electric Industries, Ltd.	400	5,442
Sumitomo Heavy Industries, Ltd.	1,000	4,486
Sumitomo Mitsui Financial Group, Inc.	100	3,976
Sumitomo Mitsui Trust Holdings, Inc.	1,000	3,827
Suntory Beverage & Food Ltd.	100	4,039
Suruga Bank Ltd.	300	5,889
Suzuken Co., Ltd./Aichi Japan	100	3,821
Suzuki Motor Corp.	200	6,529
Sysmex Corp.	100	5,715
T&D Holdings, Inc.	400	5,226
Taiheiyo Cement Corp.	2,000	6,573
Taisei Corp.	1,000	6,491
Taisho Pharmaceutical Holdings Co. Ltd.	100	6,221
Takashimaya Co., Ltd.	1,000	8,908
Takeda Pharmaceutical Co. Ltd.	100	4,861
TDK Corp.	100	6,343
Teijin Ltd.	2,000	7,037
Terumo Corp.	200	5,905
THK Co., Ltd.	300	5,643

	Shares	Value
Japan–(continued)
Tobu Railway Co., Ltd.	1,000	$4,824
Toho Co., Ltd.	200	5,197
Toho Gas Co., Ltd.	1,000	6,111
Tohoku Electric Power Co., Inc.	400	5,596
Tokio Marine Holdings, Inc.	100	3,831
Tokyo Electric Power Co. Inc.(a)	900	6,120
Tokyo Electron Ltd.	100	5,971
Tokyo Gas Co., Ltd.	1,000	4,938
Tokyo Tatemono Co., Ltd.	400	4,948
Tokyu Corp.	1,000	8,083
Tokyu Fudosan Holdings, Corp.	900	6,306
TonenGeneral Sekiyu K.K.	1,000	10,390
Toppan Printing Co., Ltd.	1,000	8,938
Toray Industries, Inc.	1,000	8,706
Toshiba Corp.	2,000	5,625
TOTO Ltd.	200	6,742
Toyo Suisan Kaisha, Ltd.	100	3,682
Toyota Industries Corp.	100	5,235
Toyota Motor Corp.	100	6,123
Toyota Tsusho Corp.	200	4,559
Trend Micro Inc.	100	3,884
Unicharm Corp.	300	6,394
United Urban Investment Corp.	4	5,538
USS Co., Ltd.	300	5,287
West Japan Railway Co.	100	6,996
Yahoo Japan Corp.	1,400	5,921
Yakult Honsha Co., Ltd.	100	5,269
Yamada Denki Co., Ltd.	1,500	6,759
Yamaha Motor Co., Ltd.	300	6,722
Yamato Holdings Co., Ltd.	300	5,883
Yaskawa Electric Corp.	600	7,102
Yokogawa Electric Corp.	600	6,678
		1,359,005

Luxembourg–0.14%
ArcelorMittal S.A.	830	4,614
Tenaris S.A.	470	5,926
		10,540

Macau–0.16%
MGM China Holdings Ltd.	4,000	5,825
Wynn Macau, Ltd.	4,400	6,030
		11,855

Malaysia–2.29%
AMMB Holdings Berhad	7,400	8,202
Axiata Group Berhad	6,200	8,894
British American Tobacco Malaysia Berhad	488	7,004
DiGi.Com Berhad	7,100	8,683
Gamuda Berhad	7,100	7,413
Genting Berhad	3,600	6,195
Genting Malaysia Berhad	6,200	6,190
Hong Leong Bank Berhad	3,600	11,651

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Macro International Equity Fund

	Shares	Value
Malaysia–(continued)
IHH Healthcare Berhad	5,800	$8,509
IJM Corp. Berhad	11,600	8,954
IOI Corp. Berhad	8,700	8,592
Kuala Lumpur Kepong Berhad	1,200	6,355
Malayan Banking Berhad	4,500	8,620
Maxis Berhad	4,700	7,201
MISC Berhad	3,200	6,718
Petronas Gas Berhad	1,500	7,977
Public Bank Berhad	3,100	13,013
Sime Darby Berhad	4,700	9,120
Telekom Malaysia Berhad	5,200	8,052
Tenaga Nasional Berhad	2,800	8,224
UMW Holdings Berhad	4,000	7,644
		173,211

Mexico–1.55%
America Movil S.A.B. de C.V.–Series L	7,700	6,851
Arca Continental S.A.B. de C.V.	1,300	8,302
Coca-Cola Femsa, S.A.B. de C.V.–Series L	1,000	7,670
El Puerto de Liverpool, S.A.B. de C.V.–Series C1	500	6,964
Fibra Uno Administracion S.A. de C.V.	3,700	8,112
Fomento Economico Mexicano, S.A.B. de C.V.–Series BD(e)	800	7,894
Grupo Bimbo, S.A.B. de C.V.–Series A(a)	2,400	6,786
Grupo Financiero Banorte S.A.B. de C.V.–Class O	1,300	6,958
Grupo Financiero Inbursa, S.A.B. de C.V.–Class O	2,800	5,610
Grupo Financiero Santander Mexico, S.A.B. de C.V.–Class B	3,600	6,613
Grupo Lala, S.A.B. de C.V.	2,600	6,640
Grupo Mexico S.A.B. de C.V.–Series B	2,300	5,605
Grupo Televisa S.A.B.–Series CPO(f)	1,100	6,401
Infraestructura Enérgetica Nova, S.A.B. de C.V.	1,400	6,728
Kimberly-Clark de Mexico, S.A.B. de C.V.–Class A	2,500	5,982
Promotora y Operadora de Infraestructura, S.A.B. de C.V.(a)	600	7,542
Wal-Mart de México, S.A.B. de C.V.–Class V	2,400	6,356
		117,014

Netherlands–1.08%
Aegon N.V.	1,028	6,314
Akzo Nobel N.V.	87	6,147
ASML Holding N.V.	64	5,933
Gemalto N.V.	89	5,584
Heineken Holding N.V.	89	7,120
Heineken N.V.	79	7,204
ING Groep N.V.	402	5,830
Koninklijke Ahold N.V.	323	6,562
Koninklijke DSM N.V.	118	6,283
Koninklijke KPN N.V.	1,543	5,651
Koninklijke Philips N.V.	238	6,420
Randstad Holding N.V.	99	5,896
Wolters Kluwer N.V.	189	6,384
		81,328

	Shares	Value
New Zealand–1.06%
Auckland International Airport Ltd.	2,113	$7,503
Contact Energy Ltd.	1,962	6,885
Fisher & Paykel Healthcare Corp. Ltd.	1,412	7,430
Fletcher Building Ltd.	1,459	7,371
Kiwi Property Group Ltd.	7,801	7,176
Meridian Energy Ltd.	4,801	7,197
Ryman Healthcare Ltd.	1,380	7,366
SKY Network Television Ltd.	2,214	6,796
SKYCITY Entertainment Group Ltd.	2,635	7,134
Spark New Zealand Ltd.	3,199	7,279
Z Energy Ltd.	1,734	7,868
		80,005

Norway–0.58%
DNB ASA	605	7,676
Orkla ASA	1,150	9,779
Statoil ASA	577	9,313
Telenor ASA	410	7,718
Yara International ASA	199	9,034
		43,520

Philippines–0.93%
Ayala Corp.	450	7,474
Ayala Land, Inc.	7,300	5,567
Bank of the Philippine Islands	4,170	7,530
BDO Unibank, Inc.	3,260	7,025
Energy Development Corp.	47,100	6,645
Jollibee Foods Corp.	1,410	6,190
Manila Electric Co.	1,390	9,631
Metropolitan Bank & Trust Co.	4,000	7,250
Philippine Long Distance Telephone Co.	125	5,892
SM Investments Corp.	380	7,075
		70,279

Poland–0.40%
Alior Bank S.A.(a)	232	4,878
Bank Pekao S.A.	139	5,397
PGE Polska Grupa Energetyczna S.A.	1,321	4,905
Powszechna Kasa Oszczednosci Bank Polski S.A.(a)	704	5,210
Powszechny Zaklad Ubezpieczen S.A.	57	5,532
Tauron Polska Energia S.A.	5,195	4,074
		29,996

Portugal–0.09%
Energias de Portugal, S.A.	1,822	6,732

Qatar–0.17%
Commercial Bank of Qatar Q.S.C. (The)	446	6,518
Qatar National Bank	121	6,067
		12,585

Singapore–2.53%
Ascendas REIT	4,200	7,141
CapitaLand Commercial Trust Ltd.	6,600	6,623
CapitaLand Ltd.	3,200	7,040

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Macro International Equity Fund

	Shares	Value
Singapore–(continued)
CapitaLand Mall Trust	4,900	$6,926
City Developments Ltd.	1,100	6,223
ComfortDelGro Corp. Ltd.	3,200	6,911
DBS Group Holdings Ltd.	500	6,164
Genting Singapore PLC	12,500	7,272
Great Eastern Holdings Ltd.	500	7,620
Jardine Cycle & Carriage Ltd.	300	6,944
Keppel Corp. Ltd.	1,300	6,526
Keppel REIT	9,600	6,600
Oversea-Chinese Banking Corp. Ltd.	1,000	6,420
SATS Ltd.	2,500	6,764
Sembcorp Industries Ltd.	2,600	6,606
Sembcorp Marine Ltd.	3,800	6,347
Singapore Airlines Ltd.	900	6,918
Singapore Exchange Ltd.	1,300	6,828
Singapore Post Ltd.	5,200	7,034
Singapore Press Holdings Ltd.	2,500	7,102
Singapore Technologies Engineering Ltd.	3,100	7,297
Singapore Telecommunications Ltd.	2,400	6,793
StarHub Ltd.	2,500	6,405
Suntec REIT	5,900	6,949
United Overseas Bank Ltd.	500	7,256
UOL Group Ltd.	1,500	7,024
Venture Corp. Ltd.	1,100	6,488
Wilmar International Ltd.	3,100	6,894
		191,115

South Africa–1.89%
Aspen Pharmacare Holdings Ltd.	230	5,157
Barclays Africa Group Ltd.	464	5,946
Barloworld Ltd.	927	5,236
Bidvest Group Ltd. (The)	285	7,289
Discovery Ltd.	560	5,979
FirstRand Ltd.	1,584	5,803
Growthpoint Properties Ltd.	3,940	7,221
Investec Ltd.	776	6,403
Liberty Holdings Ltd.	720	7,033
MMI Holdings Ltd.	3,151	5,714
Mondi Ltd.	249	5,791
Nedbank Group Ltd.	340	5,644
Pick n Pay Stores Ltd.	1,322	6,379
Rand Merchant Insurance Holdings Ltd.	1,930	5,980
Redefine Properties Ltd.	8,245	6,872
Remgro Ltd.	337	6,734
RMB Holdings Ltd.	1,130	5,502
SPAR Group Ltd. (The)	462	6,636
Standard Bank Group Ltd.	582	6,042
Steinhoff International Holdings Ltd.	1,087	6,652
Tiger Brands Ltd.	268	6,130
Vodacom Group Ltd.	662	7,164
Woolworths Holdings Ltd.	761	5,629
		142,936

	Shares	Value
South Korea–0.84%
GS Holdings Corp.	159	$6,962
Hana Financial Group Inc.	226	5,484
Hyundai Marine & Fire Insurance Co., Ltd.	249	7,412
KB Financial Group Inc.	178	5,642
Korea Zinc Co., Ltd.	13	5,403
KT Corp.(a)	295	7,632
LG Electronics Inc.	138	5,924
Lotte Confectionery Co., Ltd.	3	5,232
LS Corp.	191	6,456
Samsung Electronics Co., Ltd.	6	7,184
		63,331

Spain–1.51%
Abertis Infraestructuras S.A.	388	6,447
Aena S.A.(a)(d)	54	6,027
Amadeus IT Holding S.A.–Class A	153	6,511
Banco Bilbao Vizcaya Argentaria, S.A.	649	5,580
Banco de Sabadell S.A.	3,181	6,153
Banco Popular Espanol S.A.	1,522	5,785
Banco Santander S.A.	1,042	5,844
Bankia S.A.	5,118	6,596
CaixaBank S.A.	1,477	5,658
Enagas S.A.	224	6,788
Ferrovial S.A.	255	6,439
Gas Natural SDG, S.A.	310	6,719
Grifols S.A.	146	6,772
Iberdrola S.A.	918	6,559
Industria de Diseno Textil, S.A.	189	7,088
Red Electrica Corp. S.A.	80	7,056
Repsol S.A.	458	5,780
Telefónica, S.A.	458	6,059
		113,861

Sweden–1.80%
Assa Abloy AB–Class B	449	8,906
Atlas Copco AB–Class A	347	9,026
Hennes & Mauritz AB–Class B	232	9,001
Hexagon AB–Class B	265	9,175
Investor AB–Class B	246	9,108
Nordea Bank AB	737	8,129
Sandvik AB	928	8,680
Skandinaviska Enskilda Banken AB–Class A	717	7,499
Skanska AB–Class B	436	8,470
SKF AB–Class B	453	7,948
Svenska Cellulosa AB–Class B	298	8,791
Svenska Handelsbanken AB–Class A	571	7,745
Swedbank AB–Class A	389	8,930
Telefonaktiebolaget LM Ericsson–Class B	880	8,558
TeliaSonera AB	1,544	7,884
Volvo AB–Class B	807	8,355
		136,205

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Macro International Equity Fund

	Shares	Value
Switzerland–3.18%
ABB Ltd.	456	$8,590
Actelion Ltd.	60	8,324
Adecco S.A	109	8,096
Cie Financiere Richemont S.A.	116	9,923
Credit Suisse Group AG	332	8,269
Geberit AG	26	8,381
Givaudan S.A.	5	8,938
Glencore PLC	13,626	23,471
Julius Baer Group Ltd.	181	8,970
Kuehne + Nagel International AG	64	8,865
LafargeHolcim Ltd.	149	8,381
Nestle S.A.	116	8,857
Novartis AG	91	8,252
Roche Holding AG	33	8,940
Schindler Holding AG–Participation Ctfs.	56	9,081
SGS S.A.	5	9,511
Sika AG	3	9,829
Swatch Group AG (The)	22	8,590
Swiss Re AG	101	9,372
Swisscom AG	16	8,240
Syngenta AG	25	8,400
UBS Group AG	425	8,483
Wolseley PLC	409	24,007
Zurich Insurance Group AG	32	8,442
		240,212

Taiwan–4.11%
Asia Cement Corp.	9,140	9,422
Cathay Financial Holding Co., Ltd.	4,250	6,014
Chailease Holding Co. Ltd.	3,120	5,916
Chang Hwa Commercial Bank, Ltd.	16,645	8,587
Cheng Shin Rubber Industry Co., Ltd.	5,000	9,005
China Development Financial Holding Corp.	17,000	4,539
China Steel Chemical Corp.	2,000	7,528
China Steel Corp.	15,240	9,161
Chunghwa Telecom Co., Ltd.	5,000	15,260
CTBC Financial Holding Co. Ltd.	10,288	5,605
E.Sun Financial Holding Co. Ltd.	12,303	7,354
Far Eastern Department Stores Ltd.	11,000	6,590
Far Eastern New Century Corp.	7,323	6,621
Far EasTone Telecommunications Co., Ltd.	3,000	6,480
First Financial Holding Co., Ltd.	22,820	11,001
Formosa Chemicals & Fibre Corp.	3,000	6,834
Formosa Petrochemical Corp.	2,000	4,830
Formosa Plastics Corp.	3,000	6,918
Fubon Financial Holding Co., Ltd.	3,000	4,811
Hon Hai Precision Industry Co., Ltd.	2,478	6,544
Hua Nan Financial Holdings Co., Ltd.	19,178	9,177
Kenda Rubber Industrial Co., Ltd.	5,300	8,474
Lite-On Technology Corp.	6,030	6,226
Makalot Industrial Co., Ltd.	1	7
Mega Financial Holding Co., Ltd.	10,000	7,223

	Shares	Value
Taiwan–(continued)
Nan Ya Plastics Corp.	3,000	$5,924
President Chain Store Corp.	1,000	6,596
Quanta Computer Inc.	3,000	5,090
Ruentex Industries Ltd.	3,000	5,475
Shin Kong Financial Holding Co., Ltd.	32,338	7,689
Simplo Technology Co., Ltd.	2,000	7,029
SinoPac Financial Holdings Co., Ltd.	22,501	7,371
Standard Foods Corp.	2,000	4,783
Synnex Technology International Corp.	6,000	6,275
Ta Chong Bank Ltd.(a)	14,000	5,907
Taishin Financial Holding Co., Ltd.	19,086	7,418
Taiwan Cement Corp.	6,000	6,627
Taiwan Cooperative Financial Holding Co. Ltd.	29,025	12,915
Taiwan Fertilizer Co., Ltd.	5,000	6,341
Taiwan Mobile Co., Ltd.	2,000	6,267
Taiwan Semiconductor Manufacturing Co. Ltd.	1,000	4,210
Uni-President Enterprises Corp.	3,410	5,727
United Microelectronics Corp.	16,000	5,802
WPG Holdings Ltd.	7,000	7,257
Yuanta Financial Holding Co., Ltd.	13,726	5,352
		310,182

Thailand–1.46%
Advanced Info Service PCL	1,100	7,155
Bangkok Bank PCL	1,800	8,440
Bangkok Dusit Medical Services PCL–Class F	11,400	6,063
BTS Group Holdings PCL	27,900	7,544
Central Pattana PCL	4,700	6,065
CP ALL PCL	4,500	6,296
Home Product Center PCL	32,200	6,309
Intouch Holdings PCL	1,700	3,572
Intouch Holdings PCL–Class F	2,600	5,471
Kasikornbank PCL	1,100	5,323
Krung Thai Bank PCL	12,200	5,843
Land and Houses PCL	25,700	6,155
Siam Cement PCL (The)	500	6,324
Siam Commercial Bank PCL (The)	1,700	6,343
Thai Beverage PCL	24,700	11,861
TMB Bank PCL	81,500	6,062
Total Access Communication PCL–NVDR	2,900	5,516
		110,342

Turkey–0.80%
Arcelik A.S.	1,323	7,215
BIM Birlesik Magazalar A.S.	383	7,790
Coca-Cola Içecek A.S.	484	6,134
Enka Insaat ve Sanayi A.S.	3,763	6,666
Haci Omer Sabanci Holding A.S.	1,969	6,243
Koc Holding A.S.	1,697	7,683
Migros Ticaret A.S.(a)	1,028	6,064
Petkim PetroKimya Holding A.S.(a)	4,403	6,494
Turk Telekomunikasyon A.S.	2,762	5,959
		60,248

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Macro International Equity Fund

	Shares	Value
United Kingdom–16.80%
Anglo American PLC	2,550	$21,370
ARM Holdings PLC	1,807	28,557
Associated British Foods PLC	543	28,880
AstraZeneca PLC	408	26,046
Aviva PLC	3,742	27,990
BAE Systems PLC	3,849	26,069
Barclays PLC	6,794	24,183
BG Group PLC	1,755	27,648
BP PLC	5,045	29,950
British American Tobacco PLC	504	29,919
BT Group PLC	4,035	28,851
Burberry Group PLC	1,269	25,983
Centrica PLC	7,303	25,422
CNH Industrial N.V.	813	5,489
Compass Group PLC	1,683	28,995
Diageo PLC	1,006	29,075
Fiat Chrysler Automobiles N.V.(a)	426	6,264
GlaxoSmithKline PLC	1,308	28,175
HSBC Holdings PLC	3,454	26,982
Imperial Tobacco Group PLC	544	29,307
ITV PLC	7,006	27,192
Kingfisher PLC	4,876	26,504
Land Securities Group PLC	1,396	28,777
Legal & General Group PLC	6,896	27,735
Lloyds Banking Group PLC	22,571	25,614
Marks & Spencer Group PLC	3,392	26,783
National Grid PLC	2,020	28,754
Next PLC	224	27,573
Old Mutual PLC	9,242	30,189
Pearson PLC	1,562	20,686
Prudential PLC	1,265	29,530
Reckitt Benckiser Group PLC	299	29,177
RELX N.V.	396	6,755

	Shares	Value
United Kingdom–(continued)
RELX PLC	1,634	$29,212
Rio Tinto Ltd.	179	6,404
Rio Tinto PLC	763	27,675
Rolls-Royce Holdings PLC–Preference Shares(a)	219,142	338
Rolls-Royce Holdings PLC	2,364	25,013
Royal Bank of Scotland Group PLC(a)	5,286	25,839
Royal Dutch Shell PLC–Class A	1,062	27,582
SABMiller PLC	579	35,663
Sky PLC	1,671	28,180
Smith & Nephew PLC	1,482	25,296
SSE PLC	1,176	27,431
Standard Chartered PLC	2,390	26,529
Standard Life PLC	4,239	27,416
Tesco PLC(a)	9,167	25,831
Unilever N.V.	156	7,032
Unilever PLC	663	29,447
Vodafone Group PLC	7,642	25,196
WPP PLC	1,292	28,961
		1,269,469

United States–0.08%
Samsonite International S.A.	2,100	6,181
Total Common Stocks & Other Equity Interests (Cost $7,233,640)		6,824,550

Money Market Funds–7.81%
Liquid Assets Portfolio–Institutional Class, 0.16%(g)	295,024	295,024
Premier Portfolio–Institutional Class, 0.12%(g)	295,023	295,023
Total Money Market Funds (Cost $590,047)		590,047
TOTAL INVESTMENTS–98.15% (Cost $7,823,687)		7,414,597
OTHER ASSETS LESS LIABILITIES–1.85%		139,723
NET ASSETS–100.00%		$7,554,320

Investment Abbreviations:

ADR	– American Depositary Receipt
CPO	– Certificates of Ordinary Participation
Ctfs.	– Certificates
GDR	– Global Depositary Receipt
NVDR	– Non-Voting Depositary Receipt
REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Each unit represents one common share and four preferred shares.
(c)	Each unit represents two preferred shares and one common share.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2015 was $26,357, which represented less than 1% of the Fund’s Net Assets.
(e)	Each unit represents one Series B share, two Series D-B shares and two Series D-L shares.
(f)	Each CPO represents twenty-five Series A shares, twenty-two Series B shares, thirty-five Series D shares and thirty-five Series L shares.
(g)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Macro International Equity Fund

Statement of Assets and Liabilities

October 31, 2015

Assets:
Investments, at value (Cost $7,233,640)	$6,824,550
Investments in affiliated money market funds, at value and cost	590,047
Total investments, at value (Cost $7,823,687)	7,414,597
Foreign currencies, at value (Cost $45,992)	45,892
Receivable for:
Deposits with brokers for open futures contracts	84,000
Investments sold	37
Variation margin — futures	1,627
Dividends	15,299
Fund expenses absorbed	81,446
Investment for trustee deferred compensation and retirement plans	4,275
Other assets	3,887
Total assets	7,651,060

Liabilities:
Payable for:
Accrued fees to affiliates	1,054
Accrued trustees’ and officers’ fees and benefits	1,505
Accrued other operating expenses	89,906
Trustee deferred compensation and retirement plans	4,275
Total liabilities	96,740
Net assets applicable to shares outstanding	$7,554,320

Net assets consist of:
Shares of beneficial interest	$8,363,549
Undistributed net investment income	79,300
Undistributed net realized gain (loss)	(514,659)
Net unrealized appreciation (depreciation)	(373,870)
$7,554,320

Net Assets:
Class A	$3,123,114
Class C	$76,347
Class R	$8,993
Class Y	$3,713,713
Class R5	$316,008
Class R6	$316,145

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	346,603
Class C	8,555
Class R	1,001
Class Y	411,127
Class R5	35,001
Class R6	35,001
Class A:
Net asset value per share	$9.01
Maximum offering price per share
(Net asset value of $9.01 ÷ 94.50%)	$9.53
Class C:
Net asset value and offering price per share	$8.92
Class R:
Net asset value and offering price per share	$8.98
Class Y:
Net asset value and offering price per share	$9.03
Class R5:
Net asset value and offering price per share	$9.03
Class R6:
Net asset value and offering price per share	$9.03

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Macro International Equity Fund

Statement of Operations

For the year ended October 31, 2015

Investment income:
Dividends (net of foreign withholding taxes of $21,635)	$204,522
Dividends from affiliated money market funds	409
Total investment income	204,931

Expenses:
Advisory fees	73,614
Administrative services fees	50,000
Custodian fees	184,350
Distribution fees:
Class A	8,275
Class C	547
Class R	48
Transfer agent fees — A, C, R and Y	2,806
Transfer agent fees — R5	9
Transfer agent fees — R6	7
Trustees’ and officers’ fees and benefits	18,763
Registration and filing fees	74,411
Licensing fees	74,202
Professional services fees	68,879
Other	141,455
Total expenses	697,366
Less: Fees waived and expenses reimbursed	(596,401)
Net expenses	100,965
Net investment income	103,966

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $731)	(184,492)
Foreign currencies	(12,300)
Futures contracts	(363,612)
(560,404)
Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes on holdings of $335)	(404,688)
Foreign currencies	792
Futures contracts	98,604
(305,292)
Net realized and unrealized gain (loss)	(865,696)
Net increase (decrease) in net assets resulting from operations	$(761,730)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Macro International Equity Fund

Statement of Changes in Net Assets

For the year ended October 31, 2015 and the period December 17, 2013 (commencement date) through October 31, 2014

	October 31, 2015	December 17, 2013 (commencement date) through October 31, 2014
Operations:
Net investment income	$103,966	$97,231
Net realized gain (loss)	(560,404)	92,682
Change in net unrealized appreciation (depreciation)	(305,292)	(68,578)
Net increase (decrease) in net assets resulting from operations	(761,730)	121,335

Distributions to shareholders from net investment income:
Class A	(63,932)	—
Class C	(323)	—
Class R	(179)	—
Class Y	(68,456)	—
Class R5	(19,684)	—
Class R6	(7,613)	—
Total distributions from net investment income	(160,187)	—

Distributions to shareholders from net realized gains:
Class A	(19,588)	—
Class C	(127)	—
Class R	(60)	—
Class Y	(18,853)	—
Class R5	(5,421)	—
Class R6	(2,096)	—
Total distributions from net realized gains	(46,145)	—

Share transactions–net:
Class A	287,744	3,198,397
Class C	64,318	20,866
Class R	—	10,010
Class Y	941,777	3,146,281
Class R5	(529,245)	910,889
Class R6	—	350,010
Net increase in net assets resulting from share transactions	764,594	7,636,453
Net increase (decrease) in net assets	(203,468)	7,757,788

Net assets:
Beginning of year	7,757,788	—
End of year (includes undistributed net investment income of $79,300 and $147,701, respectively)	$7,554,320	$7,757,788

Notes to Financial Statements

October 31, 2015

NOTE 1—Significant Accounting Policies

Invesco Macro International Equity Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide total return.

21                         Invesco Macro International Equity Fund

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net

22                         Invesco Macro International Equity Fund

investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are

23                         Invesco Macro International Equity Fund

measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.910%
Next $500 million	0.885%
Next $1.5 billion	0.860%
Next $2.5 billion	0.835%
Next $2.5 billion	0.810%
Next $2.5 billion	0.785%
Over $10 billion	0.760%

For the year ended October 31, 2015, the effective advisory fees incurred by the Fund was 0.94%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.43%, 2.18%, 1.68%, 1.18%, 1.18% and 1.18% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2017. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2015, the Adviser waived advisory fees and reimbursed fund level expenses of $593,579 and reimbursed class level expenses of $1,305, $22, $4, $1,476, $8 and $7 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the

24                         Invesco Macro International Equity Fund

course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2015, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2015, IDI advised the Fund that IDI retained $404 in front-end sales commissions from the sale of Class A shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended October 31, 2015, there were transfers from Level 1 to Level 2 of $800,344 and from Level 2 to Level 1 of $702,345, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$488,184	$193,542	$—	$681,726
Austria	5,722	6,179	—	11,901
Belgium	—	38,202	—	38,202
Brazil	50,506	—	—	50,506
Chile	69,917	—	—	69,917
China	7,762	82,844	—	90,606
Colombia	13,151	—	—	13,151
Czech Republic	—	11,685	—	11,685
Denmark	16,270	42,603	—	58,873
Egypt	6,455	—	—	6,455
Finland	—	39,147	—	39,147
France	79,642	226,911	—	306,553
Germany	208,340	18,867	—	227,207
Hong Kong	13,327	351,635	—	364,962
Hungary	11,780	—	—	11,780
India	24,568	—	—	24,568
Indonesia	—	33,147	—	33,147
Ireland	13,199	54,210	—	67,409
Italy	38,301	38,302	—	76,603

25                         Invesco Macro International Equity Fund

	Level 1	Level 2	Level 3	Total
Japan	$—	$1,359,005	$—	$1,359,005
Luxembourg	—	10,540	—	10,540
Macau	—	11,855	—	11,855
Malaysia	71,010	102,201	—	173,211
Mexico	117,014	—	—	117,014
Netherlands	5,584	75,744	—	81,328
New Zealand	22,518	57,487	—	80,005
Norway	18,813	24,707	—	43,520
Philippines	7,530	62,749	—	70,279
Poland	8,952	21,044	—	29,996
Portugal	—	6,732	—	6,732
Qatar	12,585	—	—	12,585
Singapore	69,356	121,759	—	191,115
South Africa	63,813	79,123	—	142,936
South Korea	23,689	39,642	—	63,331
Spain	90,327	23,534	—	113,861
Sweden	26,401	109,804	—	136,205
Switzerland	—	240,212	—	240,212
Taiwan	6,480	303,702	—	310,182
Thailand	24,014	86,328	—	110,342
Turkey	47,339	12,909	—	60,248
United Kingdom	90,541	1,178,928	—	1,269,469
United States	590,047	6,181	—	596,228
	$2,343,137	$5,071,460	$—	$7,414,597
Futures Contracts*	35,320	—	—	35,320
Total Investments	$2,378,457	$5,071,460	$—	$7,449,917

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2015:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Equity risk:
Futures contracts(a)	$42,633	$(7,313)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended October 31, 2015

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Futures Contracts
Realized Gain (Loss):
Equity risk	$(363,612)
Change in Net Unrealized Appreciation:
Equity risk	98,604
Total	$(265,008)

The table below summarizes the average notional value of futures contracts outstanding during the period.

Futures Contracts
Average notional value	$1,880,715

26                         Invesco Macro International Equity Fund

Open Futures Contracts(a)
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Dow Jones EURO STOXX 50 Index	Short	4	December-2015	$(149,691)	$(7,313)
FTSE 100 Index	Long	1	December-2015	97,442	3,809
Mini MSCI Emerging Markets Index	Long	12	December-2015	506,220	27,979
Tokyo Stock Price Index	Long	1	December-2015	129,154	10,845
Total Futures Contracts — Equity Risk					$35,320

(a)	Futures contracts collateralized by $84,000 cash held with Goldman Sachs & Co., the futures commission merchant.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Year Ended October 31, 2015 and the period December 17, 2013 (commencement date) through October 31, 2014:

	October 31, 2015	December 17, 2013 (commencement date) through October 31, 2014
Ordinary income	$200,246	$—
Long-term capital gain	6,086	—
Total distributions	$206,332	$—

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$89,098
Net unrealized appreciation (depreciation) — investments	(461,938)
Net unrealized appreciation — other investments	10,606
Temporary book/tax differences	(17,781)
Capital loss carryforward	(429,214)
Shares of beneficial interest	8,363,549
Total net assets	$7,554,320

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$334,343	$94,871	$429,214

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

27                         Invesco Macro International Equity Fund

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2015 was $4,104,386 and $3,776,442, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$424,724
Aggregate unrealized (depreciation) of investment securities	(886,662)
Net unrealized appreciation (depreciation) of investment securities	$(461,938)

Cost of investments for tax purposes is $7,876,535.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, passive foreign investment companies and nondeductible stock issuance costs on October 31, 2015, undistributed net investment income was decreased by $12,180, undistributed net realized gain (loss) was increased by $12,421 and shares of beneficial interest was decreased by $241. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Year ended October 31, 2015(a)		December 17, 2013 (commencement date) to October 31, 2014
	Shares	Amount	Shares	Amount
Sold:
Class A	76,956	$787,039	332,714	$3,329,683
Class C	6,508	64,463	2,059	20,866
Class R	—	—	1,001	10,010
Class Y	114,771	1,130,479	322,560	3,225,939
Class R5	—	—	91,465	921,027
Class R6	—	—	35,001	350,010

Issued as reinvestment of dividends:
Class A	351	3,272	—	—
Class C	25	237	—	—
Class Y	22	205	—	—
Class R5	1,650	15,396	—	—

Reacquired:
Class A	(50,570)	(502,567)	(12,848)	(131,286)
Class C	(37)	(382)	—	—
Class Y	(18,408)	(188,907)	(7,818)	(79,658)
Class R5	(57,150)	(544,641)	(964)	(10,138)
Net increase in share activity	74,118	$764,594	763,170	$7,636,453

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 6% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
In addition, 89% of the outstanding shares of the Fund are owned by the Adviser.

28                         Invesco Macro International Equity Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/15	$10.15	$0.12	$(1.00)	$(0.88)	$(0.20)	$(0.06)	$(0.26)	$9.01	(8.80)%	$3,123	1.42	%(d)	9.00	%(d)	1.18	%(d)	53%
Year ended 10/31/14(e)	10.00	0.12	0.03	0.15	—	—	—	10.15	1.50	3,247	1.42	(f)	8.20	(f)	1.29	(f)	45
Class C
Year ended 10/31/15	10.09	0.04	(1.00)	(0.96)	(0.15)	(0.06)	(0.21)	8.92	(9.58)	76	2.17	(d)	9.75	(d)	0.43	(d)	53
Year ended 10/31/14(e)	10.00	0.05	0.04	0.09	—	—	—	10.09	0.90	21	2.17	(f)	8.95	(f)	0.54	(f)	45
Class R
Year ended 10/31/15	10.13	0.09	(1.00)	(0.91)	(0.18)	(0.06)	(0.24)	8.98	(9.08)	9	1.67	(d)	9.25	(d)	0.93	(d)	53
Year ended 10/31/14(e)	10.00	0.09	0.04	0.13	—	—	—	10.13	1.30	10	1.67	(f)	8.45	(f)	1.04	(f)	45
Class Y
Year ended 10/31/15	10.17	0.14	(1.00)	(0.86)	(0.22)	(0.06)	(0.28)	9.03	(8.57)	3,714	1.17	(d)	8.75	(d)	1.43	(d)	53
Year ended 10/31/14(e)	10.00	0.14	0.03	0.17	—	—	—	10.17	1.70	3,202	1.17	(f)	7.95	(f)	1.54	(f)	45
Class R5
Year ended 10/31/15	10.18	0.14	(1.01)	(0.87)	(0.22)	(0.06)	(0.28)	9.03	(8.66)	316	1.17	(d)	8.71	(d)	1.43	(d)	53
Year ended 10/31/14(e)	10.00	0.14	0.04	0.18	—	—	—	10.18	1.80	921	1.17	(f)	7.92	(f)	1.54	(f)	45
Class R6
Year ended 10/31/15	10.17	0.14	(1.00)	(0.86)	(0.22)	(0.06)	(0.28)	9.03	(8.57)	316	1.17	(d)	8.71	(d)	1.43	(d)	53
Year ended 10/31/14(e)	10.00	0.14	0.03	0.17	—	—	—	10.17	1.70	356	1.17	(f)	7.92	(f)	1.54	(f)	45

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $3,310, $55, $10, $3,743, $417 and $339 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of December 17, 2013.
(f)	Annualized.

29                         Invesco Macro International Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Macro International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Macro International Equity Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period December 17, 2013 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 23, 2015

Houston, Texas

30                         Invesco Macro International Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2015 through October 31, 2015.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
Class	Beginning Account Value (05/01/15)	Ending Account Value (10/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/15)	Expenses Paid During Period[2]	Annualized Expense Ratio
A	$1,000.00	$871.40	$6.70	$1,018.05	$7.22	1.42%
C	1,000.00	868.70	10.22	1,014.27	11.02	2.17
R	1,000.00	870.20	7.87	1,016.79	8.49	1.67
Y	1,000.00	872.50	5.52	1,019.31	5.96	1.17
R5	1,000.00	872.50	5.52	1,019.31	5.96	1.17
R6	1,000.00	872.50	5.52	1,019.31	5.96	1.17

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2015 through October 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

31                         Invesco Macro International Equity Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Macro International Equity Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on
June 9-10, 2015, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2015.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the performance and investment management services provided by Invesco Advisers and the Affiliated Sub-Advisers to a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Board also receives a report and this independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 10, 2015, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board did not consider Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as the Fund had only one year of performance history and no comparative data was available.

C.	Advisory and Sub-Advisory Fees

The Board considered the advisory fee schedule of the Fund and the contractual fee waivers and/or expense limitations that will be in place for the Fund through February 29, 2016. The Board had no comparative Lipper fee data because the Fund was launched in December 2013.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well

32                         Invesco Macro International Equity Fund

as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board noted that Invesco Advisers and its affiliates did not make a profit from managing the Fund as a result of fee and expense waivers. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

33                         Invesco Macro International Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2015:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$6,086
Qualified Dividend Income*	78.53%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$39,005

34                         Invesco Macro International Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			145	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc..

			145	None
[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Macro International Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	145	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	145	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Chairman, Board of Governors, Western Golf Association	145	Chairman of the Board of Trustees, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			145	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			145	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	145	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	145	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	145	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	145	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	145	None

T-2                         Invesco Macro International Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	145	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Macro International Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc..	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company.

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Macro International Equity Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	MIE-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2015

Invesco Macro Long/Short Fund
Nasdaq:
A: LSTAX ■ C: LSTCX ■ R: LSTRX ■ Y: LSTYX ■ R5: LSTFX ■ R6: LSTSX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    The US economy expanded and unemployment declined throughout the reporting period. Continuing low energy prices benefited consumers, but a strong US dollar crimped corporate profits. The US Federal Reserve signaled that it was increasingly likely to raise interest rates, based on generally positive economic data, but uncertainty remained about when it might act. Overseas, the story was much different. Low energy prices hurt the economies of some oil-producing nations, such as Brazil and Russia. During the reporting period, the European Central

Bank as well as central banks in China and Japan – among other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness.

    Investor uncertainty, such as we saw for much of the reporting period – and market volatility, such as we saw at the end of the reporting period – are unfortunate facts of life when it comes to investing. Some investors use these things as excuses to delay saving and investing for their long-term financial goals. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

    Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2 Invesco Macro Long/Short Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Macro Long/Short Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2015, Class A shares of Invesco Macro Long/ Short Fund, at net asset value (NAV), underperformed the Barclays
3-Month Treasury Bellwether Index, the Fund’s style-specific index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/14 to 10/31/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-2.37%
Class C Shares	-3.13
Class R Shares	-2.59
Class Y Shares	-2.05
Class R5 Shares	-2.14
Class R6 Shares	-2.05
MSCI All Country World Index▼ (Broad Market Index)	-0.03
Barclays 3-Month Treasury Bellwether Index▼ (Style-Specific Index)	0.04
Lipper Alternative Long/Short Equity Index¢ (Peer Group Index)	-0.39

Source(s): ▼FactSet Research Systems Inc.; ¢Lipper Inc.

Market conditions and your Fund

The reporting period began with equity markets facing increased headwinds as the US Federal Reserve (the Fed) ended its asset purchase program in October 2014. The impact of this would be offset later in the reporting period by announcements of massive quantitative easing (QE) efforts in Europe and Japan. A sharp decline in energy prices during the fourth quarter of 2014 contributed to increased volatility. As the implications of lower oil prices worked their way through financial markets during the first quarter of 2015, equities began to rally, buoyed also by global QE efforts. However, it appeared that this liquidity-driven environment could potentially lay down the foundation for significant volatility going forward. This volatility began to emerge in the spring of 2015 and negatively impacted equity markets amid growing concerns that Greece and the eurozone would fail to reach an agreement on a financial bailout plan. However, those fears subsided when a bailout was ultimately approved. The third quarter of 2015 was marred by heightened volatility as a result of disappointing economic data across developed economies and China, suggesting a more difficult environment ahead for equities. In August 2015, equities suffered a major and broad-based correction. September followed suit but to a lesser degree, partly due to the postponement of a monetary policy shift by the Fed.

    For the reporting period, the Fund’s negative performance was mainly driven by the significant equity market correction in August. The Fund uses multifactor models that look at valuation, economic environments and price trends to adjust its portfolio to complement short-term market dynamics. The Fund’s tactical overlay was implemented through the use of futures and was the main source of Fund underperformance for the reporting period, with the Fund’s exposure to emerging markets, US small-cap companies and the Hang Seng Composite Index having the greatest negative impact on Fund performance (The Hang Seng Composite Index is a Hong Kong stock-market index measuring the performance of major companies listed on the Main Board of the Stock Exchange of Hong Kong.)

    The Fund also uses “smart beta” indexes to build up core equity exposure, including regional exposure. Beta is a measure of risk representing how a security is expected to respond to general market movements. Smart beta represents an alternative and selection index based methodology that seeks to outperform a benchmark or reduce portfolio risk, or both. Smart beta funds may underperform cap-weighted benchmarks and increase portfolio risk. For this strategy, we invest in companies in approximately the same proportion as they are represented in the smart beta indexes, which utilize equal weighting, low volatility or other methodologies to determine stock investments and appropriate weightings. Investments from the smart beta indexes that detracted from performance were the allocations to emerging

Portfolio Composition
By country	% of total net assets

United States	23.5%
Japan	11.7
United Kingdom	11.0
Australia	5.9
Hong Kong	3.2
Taiwan	2.7
France	2.6
Switzerland	2.1
Countries each less than 2.0% of portfolio	19.7
Money Market Funds Plus Other Assets Less Liabilities†	17.6

†	The unrealized appreciation/depreciation of futures, forwards and swaps are included in “Money Market Funds Plus Other Assets Less Liabilities.”

Target Regional Breakdown
Target Net Assets	[1]

United States Small-Cap	13.58%
Emerging Market	12.47
Japan	11.63
United Kingdom	9.09
Asia ex-Japan	8.74
United States Large-Cap	5.09
Europe ex-United Kingdom	4.67
Money Market Funds Plus Other Assets Less Liabilities	20.00
Total	85.27

1	Proprietary models determine the target net asset weights necessary to achieve the desired regional breakdown. Target net assets greater than 100% is achieved through derivatives and other instruments that create leverage. Regional breakdown percentages represent the net of the Fund’s long and short positions.

Total Net Assets	$13.8 million

Total Number of Holdings*	1,248

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2015.

4 Invesco Macro Long/Short Fund

markets as well as the Fund’s exposure to the Hang Seng Composite Index. These exposures dominated the total performance of the strategy so that on an aggregate basis for the reporting period, emerging markets and the Fund’s exposure to the Hang Seng Composite Index were the main detractors from Fund performance. The Fund’s allocation to Japan, through both futures contracts and direct investments, was the principal contributor to performance for the reporting period, as it was the only region we invested in that produced double-digit returns. This allocation, however, was not enough to offset the even larger losses coming from the Fund’s allocations to emerging markets and its exposure to the Hang Seng Composite Index.

    Please note that our strategy utilizes derivative instruments that include futures and total return swaps. Therefore, some of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued commitment to Invesco Macro Long/Short Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Macro Long/Short Fund. He joined Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Macro Long/Short Fund. He joined Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Macro Long/Short Fund. He joined Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Macro Long/Short Fund. He joined Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Macro Long/Short Fund.He joined Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Assisted by Invesco’s Global Asset Allocation Team

5 Invesco Macro Long/Short Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) Since Inception

Fund and index data from 12/17/13

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

■	Volatility risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

About indexes used in this report

■	The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
■	The Barclays 3-Month Treasury Bellwether Index measures the performance of Treasury bills with maturities of less than three months.
■	The Lipper Alternative Long/Short Equity Index is composed of domestic or foreign funds that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options or equity index options. The funds may be either net long or net short, depending on the portfolio managers’ view of the market.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6 Invesco Macro Long/Short Fund

Average Annual Total Returns
As of 10/31/15, including maximum applicable sales charges

Class A Shares
Inception (12/17/13)	-4.31%
1 Year	-7.73

Class C Shares
Inception (12/17/13)	-2.10%
1 Year	-4.09

Class R Shares
Inception (12/17/13)	-1.61%
1 Year	-2.59

Class Y Shares
Inception (12/17/13)	-1.10%
1 Year	-2.05

Class R5 Shares
Inception (12/17/13)	-1.10%
1 Year	-2.14

Class R6 Shares
Inception (12/17/13)	-1.10%
1 Year	-2.05

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.88%, 2.63%, 2.13%, 1.63%, 1.63% and 1.63%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 5.85%, 6.60%, 6.10%, 5.60%, 5.57% and 5.57%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales

Average Annual Total Returns
As of 9/30/15, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/17/13)	-6.18%
1 Year	-11.20

Class C Shares
Inception (12/17/13)	-3.92%
1 Year	-7.74

Class R Shares
Inception (12/17/13)	-3.41%
1 Year	-6.29

Class Y Shares
Inception (12/17/13)	-2.94%
1 Year	-5.84

Class R5 Shares
Inception (12/17/13)	-2.88%
1 Year	-5.74

Class R6 Shares
Inception (12/17/13)	-2.94%
1 Year	-5.84

charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2017. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2017. See current prospectus for more information.

7 Invesco Macro Long/Short Fund

Invesco Macro Long/Short Fund’s investment objective is to seek a positive absolute return over a complete economic and market cycle.

■	Unless otherwise stated, information presented in this report is as of October 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Cash/cash equivalents risk. Holding cash or cash equivalents may negatively affect performance.
■	Currency/exchange rate risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counter-party risk is the risk that the counter-party to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the

Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than mutual funds that do not use derivative instruments or that use derivative instruments to a lesser extent than the Fund to implement their investment strategy.

■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, with-holding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results. The portfolio managers’ use of instruments that provide economic leverage increases the volatility of the Fund’s net asset value, which increases the potential of greater losses that may cause the Fund to liquidate positions when it may not be advantageous to do so. In addition, the Fund will likely underperform the broader equity markets in which the Fund invests during market rallies when the Fund’s equity exposure is less than 100% of the Fund’s assets. Such underperformance could be significant during sudden or significant market rallies.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Short sales risk. Short sales may cause the Fund to repurchase a security at a higher price, thereby causing the Fund to incur a loss. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited. In order to establish a short position in a security, the Fund must borrow the security from a broker. The Fund may not always be able to borrow a security the Fund seeks to sell short at a particular time or at an acceptable price. The Fund also may not always be able to close out the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Fund will incur increased transaction costs associated with selling securities short. In addition, taking short positions in securities results in a form of leverage which may cause the Fund to be volatile.
■	Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small-and continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8 Invesco Macro Long/Short Fund

Schedule of Investments

October 31, 2015

	Shares	Value
Common Stocks & Other Equity Interests–82.44%
Australia–5.91%
Adelaide Brighton Ltd.	2,541	$7,592
AGL Energy Ltd.	708	8,447
ALS Ltd.	2,146	7,881
Alumina Ltd.	9,094	7,036
Amcor Ltd.	805	7,789
AMP Ltd.	1,875	7,661
Ansell Ltd.	506	7,195
APA Group	1,310	8,594
Aristocrat Leisure Ltd.	1,373	9,125
Asciano Ltd.	1,319	7,694
ASX Ltd.	289	8,495
Aurizon Holdings Ltd.	2,201	8,114
AusNet Services	8,500	8,759
Australia and New Zealand Banking Group Ltd.	411	7,908
Bank of Queensland Ltd.	897	8,360
Bendigo and Adelaide Bank Ltd.	1,077	8,218
BHP Billiton Ltd.	447	7,338
BHP Billiton PLC	1,928	30,839
BlueScope Steel Ltd.	3,032	9,535
Boral Ltd.	1,912	7,349
Brambles Ltd.	1,062	7,861
Caltex Australia Ltd.	351	7,834
carsales.com Ltd.	1,137	7,946
Challenger Ltd.	1,685	9,889
Charter Hall Group	2,525	8,085
CIMIC Group Ltd.	510	10,081
Coca-Cola Amatil Ltd.	1,234	8,016
Cochlear Ltd.	132	8,373
Commonwealth Bank of Australia	153	8,372
Computershare Ltd.	1,112	8,572
Crown Resorts Ltd.	1,023	8,360
CSL Ltd.	122	8,103
CSR Ltd.	3,576	7,003
DEXUS Property Group	1,529	8,439
Domino’s Pizza Enterprises Ltd.	287	9,568
Downer EDI Ltd.	2,925	7,405
DUET Group	4,860	8,179
DuluxGroup Ltd.	1,985	8,351
Echo Entertainment Group Ltd.	2,331	8,494
Fairfax Media Ltd.	13,082	8,816
Federation Centres(a)	3,902	8,097
Flight Centre Travel Group Ltd.	303	8,200
Fortescue Metals Group Ltd.	5,941	8,721
Goodman Group	1,912	8,276
GPT Group (The)	2,616	8,853
Harvey Norman Holdings Ltd.	2,776	7,879
Healthscope Ltd.	4,344	8,364
Iluka Resources Ltd.	1,561	7,146

	Shares	Value
Australia–(continued)
Incitec Pivot Ltd.	3,212	$9,047
Insurance Australia Group Ltd.	2,210	8,776
Investa Office Fund	2,952	8,505
IOOF Holdings Ltd.	1,279	8,452
JB Hi-Fi Ltd.	566	7,249
Lend Lease Group	830	7,694
Macquarie Group Ltd.	142	8,585
Magellan Financial Group Ltd.	637	10,234
Mirvac Group	6,075	7,819
National Australia Bank Ltd.	371	7,905
Newcrest Mining Ltd.(a)	1,005	8,730
Nufarm Ltd.	1,623	9,687
Oil Search Ltd.	1,533	8,556
Orica Ltd.	730	8,579
Origin Energy Ltd.	1,439	5,644
Orora Ltd.	4,933	8,231
OZ Minerals Ltd.	2,957	9,194
Perpetual Ltd.	282	9,031
Primary Health Care Ltd.	2,543	6,728
Qantas Airways Ltd.(a)	2,990	8,421
QBE Insurance Group Ltd.	841	7,821
Ramsay Health Care Ltd.	188	8,254
REA Group Ltd.	266	8,977
Recall Holdings Ltd.	1,592	8,696
Santos Ltd.	2,523	10,507
Scentre Group	2,959	8,736
SEEK Ltd.	911	8,269
Shopping Centres Australasia Property Group	5,815	8,542
Slater & Gordon Ltd.	2,259	4,413
Sonic Healthcare Ltd.	532	7,314
Spark Infrastructure Group	6,011	8,916
Spotless Group Holdings Ltd.	6,088	9,253
Stockland	2,908	8,398
Suncorp Group Ltd.	861	7,986
Sydney Airport	1,956	8,997
Tabcorp Holdings Ltd.	2,492	8,388
Tatts Group Ltd.	3,029	8,554
Telstra Corp. Ltd.	1,878	7,232
TPG Telecom Ltd.	1,319	10,403
Transurban Group	1,142	8,502
Treasury Wine Estates Ltd.	1,848	9,330
Washington H. Soul Pattinson & Co. Ltd.	843	9,678
Wesfarmers Ltd.	286	7,993
Westfield Corp.	1,153	8,428
Westpac Banking Corp.	351	7,854
Woodside Petroleum Ltd.	361	7,588
Woolworths Ltd.	422	7,255
WorleyParsons Ltd.	1,502	6,983
		817,546

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Macro Long/Short Fund

	Shares	Value
Austria–0.11%
Erste Group Bank AG(a)	262	$7,672
Voestalpine AG	195	7,063
		14,735

Belgium–0.32%
Ageas	181	7,985
Anheuser-Busch InBev SA/NV	67	7,991
Delhaize Group	78	7,228
KBC Groep N.V.	114	6,928
Solvay S.A.	62	6,998
UCB S.A.	90	7,775
		44,905

Brazil–0.44%
Ambev S.A.	1,500	7,429
BRF S.A.	400	6,236
Cia Brasileira de Distribuicao–Preference Shares	363	4,778
Hypermarcas S.A.(a)	1,600	7,264
Klabin S.A.(b)	1,200	6,827
M Dias Branco S.A.	363	6,583
Transmissora Alianca de Energia Eletrica S.A.(c)	1,400	7,228
Ultrapar Participacoes S.A.	400	6,953
WEG S.A.	1,960	7,322
		60,620

Chile–0.60%
Banco de Chile	134,176	14,188
Banco Santander Chile	188,490	8,955
Cencosud S.A.	3,094	6,781
Corpbanca S.A.	886,143	8,132
Empresa Nacional de Electricidad S.A.	8,042	10,038
Empresas CMPC S.A.	3,022	7,448
Empresas COPEC S.A.	1,139	10,627
Enersis S.A.	31,780	8,411
S.A.C.I. Falabella	1,243	8,360
		82,940

China–0.82%
AAC Technologies Holdings Inc.	1,284	8,128
Agricultural Bank of China Ltd.–Class H	19,000	7,753
China Construction Bank Corp.–Class H	9,000	6,489
China Petroleum & Chemical Corp.–Class H	10,000	7,212
China Traditional Chinese Medicine Co. Ltd.(a)	10,000	7,536
CITIC Ltd.	4,000	7,440
COSCO Pacific Ltd.	6,000	7,762
FIH Mobile Ltd.	17,000	8,084
Global Logistic Properties Ltd.	5,300	8,438
Hengan International Group Co. Ltd.	817	8,807
Industrial & Commercial Bank of China Ltd.–Class H	11,000	6,980
Shenzhou International Group Holdings Ltd.	2,000	9,827
Tsingtao Brewery Co. Ltd.–Class H	2,000	9,539
Yangzijiang Shipbuilding Holdings Ltd.	10,000	8,885
		112,880

	Shares	Value
Colombia–0.11%
Bancolombia S.A.–Preference Shares	907	$7,866
Grupo de Inversiones Suramericana S.A.	620	7,872
		15,738

Czech Republic–0.10%
CEZ A.S.	353	7,056
Komercni Banka A.S.	34	7,029
		14,085

Denmark–0.51%
A.P. Moeller — Maersk A/S–Class B	6	8,847
Carlsberg A/S–Class B	133	10,882
Coloplast A/S–Class B	152	10,906
Danske Bank A/S	323	8,862
Novo Nordisk A/S–Class B	187	9,907
Pandora A/S	87	10,016
Vestas Wind Systems A/S	190	11,042
		70,462

Egypt–0.06%
Commercial International Bank Egypt S.A.E.	1,174	7,724

Finland–0.33%
Fortum Oyj	447	6,695
Kone Oyj–Class B	183	7,798
Nokia Oyj	1,144	8,490
Sampo Oyj–Class A	160	7,806
UPM-Kymmene Oyj	426	7,963
Wartsila OYJ Abp	179	7,630
		46,382

France–2.61%
Accor S.A.	153	7,596
Air Liquide S.A.	58	7,503
Airbus Group SE	107	7,435
Alcatel-Lucent(a)	2,149	8,720
Alstom S.A.(a)	232	7,567
Arkema S.A.	103	7,525
AXA S.A.	293	7,823
BNP Paribas S.A.	122	7,414
Bouygues S.A.	184	6,961
Bureau Veritas S.A.	321	7,253
Cap Gemini S.A.	84	7,471
Carrefour S.A.	226	7,360
Christian Dior SE	40	7,863
Cie Generale des Etablissements Michelin	76	7,572
Compagnie de Saint-Gobain	155	6,496
Credit Agricole S.A.	513	6,499
Danone	120	8,355
Dassault Systemes S.A.	107	8,453
Edenred	370	6,781
Electricite de France S.A.	360	6,696
Engie SA	391	6,849
Essilor International S.A.	64	8,399

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Macro Long/Short Fund

	Shares	Value
France–(continued)
Hermes International	21	$8,079
Kering	43	7,945
L’Oreal S.A.	44	8,017
Legrand S.A.	127	6,962
LVMH Moet Hennessy Louis Vuitton S.E.	42	7,814
Numericable–SFR(a)	136	6,162
Orange S.A.	450	7,917
Pernod Ricard S.A.	70	8,240
Peugeot S.A.(a)	428	7,543
Publicis Groupe S.A.	103	6,690
Renault S.A.	91	8,579
Safran S.A.	101	7,676
Sanofi	77	7,764
Schneider Electric S.E.	117	7,075
SCOR S.E.	210	7,811
Societe Generale S.A.	160	7,429
Sodexo S.A.	84	7,466
Suez Environnement Co.	391	7,430
Technip S.A.	137	7,157
TOTAL S.A.	151	7,318
Unibail-Rodamco S.E.	30	8,360
Valeo S.A.	59	9,111
Veolia Environnement S.A.	333	7,742
Vinci S.A.	113	7,627
Vivendi S.A.	298	7,171
Zodiac Aerospace	218	5,514
		361,190

Germany–1.94%
adidas AG	94	8,430
Allianz S.E.	48	8,411
BASF S.E.	92	7,540
Bayer AG	55	7,340
Bayerische Motoren Werke AG	80	8,213
Beiersdorf AG	88	8,364
Brenntag AG	132	7,977
Commerzbank AG(a)	665	7,320
Continental AG	32	7,696
Daimler AG	91	7,903
Deutsche Bank AG	249	6,974
Deutsche Boerse AG	82	7,552
Deutsche Lufthansa AG(a)	573	8,463
Deutsche Post AG	255	7,591
Deutsche Telekom AG	413	7,723
E.ON S.E.	679	7,166
Fresenius Medical Care AG & Co. KGaA	91	8,195
Fresenius S.E. & Co. KGaA	102	7,487
GEA Group AG	189	7,567
HeidelbergCement AG	95	7,081
Henkel AG & Co. KGaA–Preference Shares	70	7,598
Infineon Technologies AG	658	8,101
K+S AG	198	4,998

	Shares	Value
Germany–(continued)
Linde AG	39	$6,766
Merck KGaA	72	7,024
Metro AG	233	7,182
Muenchener Rueckversicherungs-Gesellschaft AG	41	8,183
Porsche Automobil Holding S.E.–Preference Shares	106	4,966
ProSiebenSat.1 Media SE	145	7,844
RWE AG	509	7,084
SAP S.E.	110	8,695
Siemens AG	75	7,547
Symrise AG	120	7,905
ThyssenKrupp AG	352	7,101
Volkswagen AG–Preference Shares	40	4,808
Vonovia SE	217	7,229
		268,024

Hong Kong–3.22%
AIA Group Ltd.	1,400	8,175
ASM Pacific Technology Ltd.	1,000	7,080
Bank of East Asia, Ltd. (The)	2,400	8,946
Brightoil Petroleum (Holdings) Ltd.(a)	20,000	7,088
Cathay Pacific Airways Ltd.	4,000	7,936
Cheung Kong Infrastructure Holdings Ltd.	1,000	9,286
China Innovative Finance Group Ltd.(a)	72,000	7,017
Chinese Estates Holdings Ltd.	3,500	8,128
CK Hutchison Holdings Ltd.	500	6,830
CLP Holdings Ltd.	1,000	8,697
Dairy Farm International Holdings Ltd.	1,200	7,890
Esprit Holdings Ltd.	10,700	11,987
First Pacific Co. Ltd.	12,000	8,190
Galaxy Entertainment Group Ltd.	3,000	10,208
Global Brands Group Holding Ltd.(a)	44,000	9,078
Goldin Properties Holdings Ltd.(a)	8,000	6,850
Haitong International Securities Group Ltd.	12,000	6,615
Hang Lung Group Ltd.	2,000	7,240
Hang Lung Properties Ltd.	3,000	7,328
Hang Seng Bank Ltd.	400	7,324
Henderson Land Development Co. Ltd.	1,310	8,338
HK Electric Investments and HK Electric Investments Ltd.(d)	11,000	8,445
Hong Kong & China Gas Co. Ltd.	3,840	7,782
Hong Kong Exchanges & Clearing Ltd.	300	7,832
Hongkong Land Holdings Ltd.	1,200	8,984
Hopewell Holdings Ltd.	2,500	9,016
Hysan Development Co. Ltd.	2,000	8,853
Jardine Matheson Holdings Ltd.	200	10,848
Jardine Strategic Holdings Ltd.	300	9,051
Kerry Properties Ltd.	2,500	7,392
Li & Fung Ltd.	12,000	9,687
Link REIT	1,500	8,911
MTR Corp. Ltd.	2,000	9,049
New World Development Co. Ltd.	8,000	8,528

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Macro Long/Short Fund

	Shares	Value
Hong Kong–(continued)
Noble Group Ltd.	20,800	$7,474
NWS Holdings Ltd.	6,000	9,012
PCCW Ltd.	14,000	7,559
Power Assets Holdings Ltd.	1,000	9,944
Sands China Ltd.	2,000	7,179
Shangri-La Asia Ltd.	8,000	7,320
Sino Land Co. Ltd.	6,000	9,245
SJM Holdings Ltd.	9,000	7,460
Sun Hung Kai Properties Ltd.	1,000	13,345
Suncorp Technologies Ltd.(a)	120,000	3,296
Swire Pacific Ltd.–Class A	500	5,775
Swire Properties Ltd.	2,600	7,788
Techtronic Industries Co. Ltd.	2,000	7,300
Television Broadcasts Ltd.	1,900	6,910
Value Partners Group Ltd.	6,000	6,337
VTech Holdings Ltd.	700	8,485
WH Group Ltd.(a)(d)	15,000	8,274
Wharf Holdings Ltd. (The)	2,000	11,874
Wheelock and Co. Ltd.	2,000	9,295
Yue Yuen Industrial (Holdings) Ltd.	2,000	7,291
		445,772

Hungary–0.10%
MOL Hungarian Oil and Gas PLC	140	6,331
Richter Gedeon Nyrt	456	7,612
		13,943

India–0.21%
HDFC Bank Ltd.–ADR	118	7,215
Infosys Ltd.–ADR	409	7,427
Reliance Industries Ltd.–GDR(d)	253	7,261
Wipro Ltd.–ADR	570	7,057
		28,960

Indonesia–0.28%
Golden Agri-Resources Ltd.	35,500	9,859
PT Bank Central Asia Tbk	8,800	8,263
PT Bank Mandiri Persero Tbk	11,100	7,021
PT Kalbe Farma Tbk	59,200	6,157
PT Telekomunikasi Indonesia Persero Tbk	38,500	7,618
		38,918

Ireland–0.57%
CRH PLC	257	7,026
Experian PLC	1,928	32,880
Kerry Group PLC–Class A	96	7,807
Shire PLC	411	31,126
		78,839

Italy–0.66%
Assicurazioni Generali S.p.A.	406	7,697
Atlantia S.p.A.	267	7,399
Enel S.p.A.	1,607	7,415
Eni S.p.A.	444	7,244

	Shares	Value
Italy–(continued)
Intesa Sanpaolo S.p.A.	2,065	$7,194
Luxottica Group S.p.A.	112	7,836
Prada S.p.A.	2,000	8,128
Snam S.p.A.	1,458	7,542
Telecom Italia S.p.A.(a)	5,731	7,983
Terna — Rete Elettrica Nazionale S.p.A.	1,613	8,200
UniCredit S.p.A.	1,113	7,197
Unione di Banche Italiane S.p.A.	924	6,898
		90,733

Japan–11.71%
Aeon Co., Ltd.	400	5,910
Aisin Seiki Co., Ltd.	200	7,915
Alps Electric Co., Ltd.	200	6,159
AMADA Holdings Co., Ltd.	700	6,204
ANA Holdings Inc.	2,000	5,954
Aozora Bank, Ltd.	2,000	7,283
Asahi Glass Co., Ltd.	1,000	5,698
Asahi Group Holdings, Ltd.	200	6,155
Asahi Kasei Corp.	1,000	6,117
ASICS Corp.	200	5,507
Astellas Pharma Inc.	500	7,228
Bandai Namco Holdings Inc.	300	7,349
Bank of Kyoto, Ltd. (The)	1,000	10,050
Bank of Yokohama, Ltd. (The)	1,000	6,213
Bridgestone Corp.	200	7,333
Brother Industries, Ltd.	500	6,366
Canon Inc.	200	5,974
Casio Computer Co., Ltd.	300	5,631
Chiba Bank, Ltd. (The)	1,000	7,267
Chubu Electric Power Co., Inc.	400	6,133
Chugai Pharmaceutical Co., Ltd.	200	6,413
Chugoku Bank, Ltd. (The)	400	5,640
Chugoku Electric Power Co., Inc. (The)	500	7,538
Credit Saison Co., Ltd.	300	6,141
Dai Nippon Printing Co., Ltd.	1,000	10,306
Dai-ichi Life Insurance Co. Ltd. (The)	400	6,916
Daicel Corp.	500	6,578
Daihatsu Motor Co., Ltd.	500	6,099
Daiichi Sankyo Co., Ltd.	300	5,848
Daikin Industries, Ltd.	100	6,402
Daito Trust Construction Co., Ltd.	100	10,817
Daiwa House Industry Co., Ltd.	300	7,833
Daiwa Securities Group Inc.	1,000	6,820
Denso Corp.	200	9,259
Dentsu Inc.	100	5,602
Don Quijote Holdings Co., Ltd.	200	7,333
East Japan Railway Co.	100	9,493
Eisai Co., Ltd.	100	6,221
Electric Power Development Co., Ltd.	200	6,569
Fuji Heavy Industries Ltd.	200	7,722
FUJIFILM Holdings Corp.	200	7,950

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Macro Long/Short Fund

	Shares	Value
Japan–(continued)
Fujitsu Ltd.	1,000	$4,705
Fukuoka Financial Group, Inc.	1,000	5,241
Gunma Bank, Ltd. (The)	1,000	6,265
Hachijuni Bank, Ltd. (The)	1,000	6,776
Hamamatsu Photonics K.K.	300	7,669
Hankyu Hanshin Holdings, Inc.	1,000	6,515
Hino Motors, Ltd.	600	6,826
Hirose Electric Co., Ltd.	100	12,065
Hiroshima Bank, Ltd. (The)	1,000	5,532
Hisamitsu Pharmaceutical Co., Inc.	200	7,734
Hitachi, Ltd.	1,000	5,744
Hokuhoku Financial Group, Inc.	3,000	6,634
Hokuriku Electric Power Co.	500	7,437
Honda Motor Co., Ltd.	200	6,640
Hoya Corp.	200	8,220
Hulic Co., Ltd.	700	6,517
IHI Corp.	2,000	5,636
INPEX Corp.	700	6,672
Isetan Mitsukoshi Holdings Ltd.	400	6,392
Isuzu Motors Ltd.	600	6,973
ITOCHU Corp.	600	7,474
Iyo Bank, Ltd. (The)	600	6,419
J. Front Retailing Co., Ltd.	400	6,544
Japan Airlines Co. Ltd.	200	7,521
Japan Airport Terminal Co., Ltd.	200	10,847
Japan Exchange Group Inc.	400	6,415
Japan Real Estate Investment Corp.	2	9,236
Japan Retail Fund Investment Corp.	4	7,735
Japan Tobacco, Inc.	200	6,909
JFE Holdings, Inc.	400	6,255
Joyo Bank, Ltd. (The)	1,000	5,172
JSR Corp.	400	6,302
JTEKT Corp.	500	8,572
JX Holdings, Inc.	1,700	6,643
Kajima Corp.	1,000	5,722
Kansai Electric Power Co., Inc. (The)(a)	500	6,370
Kansai Paint Co., Ltd.	400	6,067
Kao Corp.	100	5,108
Kawasaki Heavy Industries, Ltd.	2,000	7,982
KDDI Corp.	300	7,247
Keikyu Corp.	1,000	8,198
Keio Corp.	1,000	8,115
Keisei Electric Railway Co., Ltd.	1,000	12,278
Kintetsu Group Holdings Co., Ltd.	2,000	7,717
Kirin Holdings Co., Ltd.	400	5,645
Kobe Steel, Ltd.	5,000	6,283
Koito Manufacturing Co., Ltd.	200	7,551
Komatsu Ltd.	400	6,604
Konica Minolta Inc.	600	6,162
Kuraray Co., Ltd.	600	7,374
Kyocera Corp.	100	4,508

	Shares	Value
Japan–(continued)
Kyushu Electric Power Co., Inc.(a)	500	$6,029
Lawson, Inc.	100	7,378
LIXIL Group Corp.	300	6,406
Mabuchi Motor Co., Ltd.	100	4,904
Makita Corp.	100	5,454
Marubeni Corp.	1,200	6,911
Mazda Motor Corp.	400	7,855
Medipal Holdings Corp.	400	6,960
MEIJI Holdings Co., Ltd.	100	7,838
Minebea Co., Ltd.	1,000	10,959
Mitsubishi Chemical Holdings Corp.	1,200	7,456
Mitsubishi Corp.	400	7,246
Mitsubishi Electric Corp.	1,000	10,371
Mitsubishi Heavy Industries, Ltd.	1,000	5,033
Mitsubishi Materials Corp.	2,000	6,940
Mitsubishi Motors Corp.	800	7,080
Mitsubishi Tanabe Pharma Corp.	400	6,748
Mitsubishi UFJ Financial Group, Inc.	900	5,820
Mitsui & Co., Ltd.	500	6,316
Mitsui Chemicals, Inc.	2,000	7,536
Mitsui O.S.K. Lines, Ltd.	2,000	5,318
Mizuho Financial Group, Inc.	2,800	5,726
MS&AD Insurance Group Holdings, Inc.	200	5,869
Nagoya Railroad Co., Ltd.	2,000	8,256
NEC Corp.	2,000	6,166
NGK Spark Plug Co., Ltd.	300	7,301
Nidec Corp.	100	7,514
Nikon Corp.	500	6,447
Nippon Building Fund Inc.	2	9,477
Nippon Express Co., Ltd.	1,000	5,129
Nippon Paint Holdings Co., Ltd.	300	6,309
Nippon Steel & Sumitomo Metal Corp.	300	6,068
Nippon Telegraph & Telephone Corp.	200	7,345
Nippon Television Holdings, Inc.	400	6,914
Nippon Yusen Kabushiki Kaisha	2,000	5,208
Nissan Motor Co., Ltd.	700	7,262
Nisshin Seifun Group Inc.	500	7,608
Nissin Foods Holdings Co., Ltd.	100	4,613
Nitori Holdings Co., Ltd.	100	7,781
Nitto Denko Corp.	100	6,379
NOK Corp.	300	7,037
Nomura Holdings, Inc.	900	5,639
Nomura Research Institute, Ltd.	200	8,152
NSK Ltd.	500	5,890
NTT Data Corp.	100	4,956
NTT DOCOMO, Inc.	300	5,889
Obayashi Corp.	1,000	8,759
Odakyu Electric Railway Co., Ltd.	1,000	9,746
Oji Holdings Corp.	1,000	5,167
Olympus Corp.	200	6,719
OMRON Corp.	200	6,597

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Macro Long/Short Fund

	Shares	Value
Japan–(continued)
Ono Pharmaceutical Co., Ltd.	100	$13,626
Oriental Land Co., Ltd.	100	6,052
ORIX Corp.	500	7,310
Osaka Gas Co., Ltd.	2,000	7,857
Otsuka Holdings Co., Ltd.	200	6,616
Panasonic Corp.	600	7,041
Rakuten Inc.	500	6,919
Recruit Holdings Co., Ltd.	200	6,415
Resona Holdings, Inc.	1,200	6,328
Ricoh Co., Ltd.	700	7,526
Rinnai Corp.	100	7,895
Rohm Co. Ltd.	100	4,914
Santen Pharmaceutical Co., Ltd.	400	5,410
SECOM Co., Ltd.	100	6,651
Sega Sammy Holdings Inc.	600	6,293
Seibu Holdings Inc.	300	6,064
Seiko Epson Corp.	400	6,091
Sekisui Chemical Co., Ltd.	600	7,051
Sekisui House, Ltd.	500	8,295
Seven & i Holdings Co., Ltd.	200	9,038
Shikoku Electric Power Co. Inc.	400	6,761
Shimano Inc.	100	15,716
Shimizu Corp.	1,000	8,733
Shin-Etsu Chemical Co., Ltd.	100	5,921
Shinsei Bank, Ltd.	3,000	6,264
Shionogi & Co., Ltd.	200	8,175
Shiseido Co., Ltd.	300	7,076
Shizuoka Bank, Ltd. (The)	1,000	9,971
SoftBank Group Corp.	100	5,566
Sompo Japan Nipponkoa Holdings Inc.	200	6,235
Sony Corp.	200	5,672
Sony Financial Holdings Inc.	300	5,361
Stanley Electric Co., Ltd.	400	7,599
Sumitomo Chemical Co., Ltd.	1,000	5,708
Sumitomo Corp.	600	6,574
Sumitomo Electric Industries, Ltd.	500	6,802
Sumitomo Heavy Industries, Ltd.	2,000	8,973
Sumitomo Metal Mining Co., Ltd.	1,000	12,449
Sumitomo Mitsui Financial Group, Inc.	200	7,951
Sumitomo Mitsui Trust Holdings, Inc.	2,000	7,654
Suntory Beverage & Food Ltd.	200	8,079
Suruga Bank Ltd.	300	5,889
Suzuken Co., Ltd./Aichi Japan	200	7,642
Suzuki Motor Corp.	200	6,529
Sysmex Corp.	100	5,715
T&D Holdings, Inc.	500	6,533
Taiheiyo Cement Corp.	2,000	6,573
Taisei Corp.	1,000	6,491
Taisho Pharmaceutical Holdings Co. Ltd.	100	6,221
Takashimaya Co., Ltd.	1,000	8,908
Takeda Pharmaceutical Co. Ltd.	100	4,861

	Shares	Value
Japan–(continued)
TDK Corp.	100	$6,344
Teijin Ltd.	2,000	7,037
Terumo Corp.	200	5,905
THK Co., Ltd.	400	7,525
Tobu Railway Co., Ltd.	1,000	4,825
Toho Co., Ltd.	300	7,796
Toho Gas Co., Ltd.	1,000	6,111
Tohoku Electric Power Co., Inc.	500	6,995
Tokio Marine Holdings, Inc.	200	7,662
Tokyo Electric Power Co. Inc.(a)	900	6,120
Tokyo Electron Ltd.	100	5,971
Tokyo Gas Co., Ltd.	1,000	4,938
Tokyo Tatemono Co., Ltd.	500	6,184
Tokyu Corp.	1,000	8,083
Tokyu Fudosan Holdings, Corp.	900	6,306
TonenGeneral Sekiyu K.K.	1,000	10,390
Toppan Printing Co., Ltd.	1,000	8,938
Toray Industries, Inc.	1,000	8,706
Toshiba Corp.	2,000	5,625
TOTO Ltd.	200	6,743
Toyo Suisan Kaisha, Ltd.	200	7,364
Toyota Industries Corp.	100	5,235
Toyota Motor Corp.	100	6,123
Toyota Tsusho Corp.	300	6,839
Trend Micro Inc.	200	7,768
Unicharm Corp.	300	6,394
United Urban Investment Corp.	5	6,923
USS Co., Ltd.	400	7,049
West Japan Railway Co.	100	6,996
Yahoo Japan Corp.	1,500	6,343
Yakult Honsha Co., Ltd.	100	5,269
Yamada Denki Co., Ltd.	1,600	7,210
Yamaguchi Financial Group, Inc.	1,000	12,261
Yamaha Motor Co., Ltd.	300	6,722
Yamato Holdings Co., Ltd.	300	5,883
Yaskawa Electric Corp.	600	7,103
Yokogawa Electric Corp.	600	6,678
		1,619,953

Luxembourg–0.09%
ArcelorMittal S.A.	986	5,481
Tenaris S.A.	530	6,683
		12,164

Macau–0.10%
MGM China Holdings Ltd.	4,800	6,990
Wynn Macau, Ltd.	5,087	6,972
		13,962

Malaysia–1.49%
AMMB Holdings Berhad	8,823	9,780
Axiata Group Berhad	7,468	10,713
British American Tobacco Malaysia Berhad	512	7,349

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Macro Long/Short Fund

	Shares	Value
Malaysia–(continued)
DiGi.Com Berhad	8,000	$9,783
Gamuda Berhad	8,400	8,770
Genting Berhad	4,331	7,453
Genting Malaysia Berhad	7,400	7,388
Hong Leong Bank Berhad	4,500	14,564
IHH Healthcare Berhad	7,021	10,300
IJM Corp. Berhad	14,158	10,928
IOI Corp. Berhad	10,500	10,370
Kuala Lumpur Kepong Berhad	1,500	7,944
Malayan Banking Berhad	5,119	9,806
Maxis Berhad	5,681	8,704
MISC Berhad	3,624	7,608
Petronas Gas Berhad	1,800	9,572
Public Bank Berhad	3,685	15,469
Sime Darby Berhad	5,605	10,876
Telekom Malaysia Berhad	6,191	9,586
Tenaga Nasional Berhad	3,322	9,757
UMW Holdings Berhad	4,807	9,187
		205,907

Mexico–1.01%
America Movil S.A.B. de C.V.–Series L	9,240	8,222
Arca Continental S.A.B. de C.V.	1,532	9,784
Coca-Cola Femsa, S.A.B. de C.V.–Series L	1,200	9,204
El Puerto de Liverpool, S.A.B. de C.V.–Series C1	600	8,358
Fibra Uno Administracion S.A. de C.V.	4,400	9,647
Fomento Economico Mexicano, S.A.B. de C.V.–Series BD(e)	1,000	9,867
Grupo Bimbo, S.A.B. de C.V.–Series A(a)	2,900	8,199
Grupo Financiero Banorte S.A.B. de C.V.–Class O	1,600	8,564
Grupo Financiero Inbursa, S.A.B. de C.V.–Class O	3,400	6,812
Grupo Financiero Santander Mexico, S.A.B. de C.V.–Class B	4,300	7,899
Grupo Lala, S.A.B. de C.V.	3,200	8,172
Grupo Mexico S.A.B. de C.V.–Series B	2,900	7,067
Grupo Televisa S.A.B.–Series CPO(f)	1,300	7,565
Infraestructura Enérgetica Nova, S.A.B. de C.V.	1,600	7,689
Kimberly-Clark de Mexico, S.A.B. de C.V.–Class A	3,000	7,178
Promotora y Operadora de Infraestructura, S.A.B. de C.V.(a)	700	8,799
Wal-Mart de México, S.A.B. de C.V.–Class V	2,824	7,478
		140,504

Netherlands–0.71%
Aegon N.V.	1,221	7,500
Akzo Nobel N.V.	109	7,702
ASML Holding N.V.	78	7,231
Gemalto N.V.	106	6,650
Heineken Holding N.V.	105	8,400
Heineken N.V.	99	9,027
ING Groep N.V.	456	6,613
Koninklijke Ahold N.V.	382	7,760
Koninklijke DSM N.V.	142	7,561

	Shares	Value
Netherlands–(continued)
Koninklijke KPN N.V.	1,833	$6,713
Koninklijke Philips N.V.	286	7,715
Randstad Holding N.V.	116	6,909
Wolters Kluwer N.V.	238	8,039
		97,820

New Zealand–0.70%
Auckland International Airport Ltd.	2,663	9,456
Contact Energy Ltd.	2,490	8,738
Fisher & Paykel Healthcare Corp. Ltd.	1,695	8,919
Fletcher Building Ltd.	1,751	8,846
Kiwi Property Group Ltd.	9,999	9,198
Meridian Energy Ltd.	5,761	8,636
Ryman Healthcare Ltd.	1,619	8,642
SKY Network Television Ltd.	2,654	8,147
SKYCITY Entertainment Group Ltd.	3,090	8,366
Spark New Zealand Ltd.	3,839	8,735
Z Energy Ltd.	2,080	9,438
		97,121

Norway–0.38%
DNB ASA	719	9,123
Orkla ASA	1,371	11,659
Statoil ASA	686	11,073
Telenor ASA	507	9,543
Yara International ASA	236	10,713
		52,111

Philippines–0.60%
Ayala Corp.	540	8,968
Ayala Land, Inc.	8,800	6,712
Bank of the Philippine Islands	4,700	8,487
BDO Unibank, Inc.	3,770	8,124
Energy Development Corp.	56,400	7,957
Jollibee Foods Corp.	1,670	7,332
Manila Electric Co.	1,660	11,502
Metropolitan Bank & Trust Co.	4,720	8,554
Philippine Long Distance Telephone Co.	160	7,542
SM Investments Corp.	460	8,564
		83,742

Poland–0.26%
Alior Bank S.A.(a)	278	5,845
Bank Pekao S.A.	171	6,639
PGE Polska Grupa Energetyczna S.A.	1,581	5,871
Powszechna Kasa Oszczednosci Bank Polski S.A.(a)	877	6,490
Powszechny Zaklad Ubezpieczen S.A.	69	6,697
Tauron Polska Energia S.A.	6,600	5,176
		36,718

Portugal–0.06%
Energias de Portugal, S.A.	2,092	7,730

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Macro Long/Short Fund

	Shares	Value
Qatar–0.11%
Commercial Bank of Qatar Q.S.C. (The)	527	$7,702
Qatar National Bank	143	7,170
		14,872

Singapore–1.68%
Ascendas REIT	4,900	8,331
Avago Technologies Ltd.	52	6,403
CapitaLand Commercial Trust Ltd.	7,800	7,827
CapitaLand Ltd.	4,000	8,799
CapitaLand Mall Trust	5,200	7,350
City Developments Ltd.	1,200	6,788
ComfortDelGro Corp. Ltd.	3,800	8,206
DBS Group Holdings Ltd.	600	7,397
Genting Singapore PLC	15,000	8,727
Great Eastern Holdings Ltd.	500	7,620
Jardine Cycle & Carriage Ltd.	400	9,259
Keppel Corp. Ltd.	1,600	8,032
Keppel REIT	11,500	7,907
Oversea-Chinese Banking Corp. Ltd.	1,200	7,704
SATS Ltd.	2,900	7,846
Sembcorp Industries Ltd.	3,100	7,876
Sembcorp Marine Ltd.	4,700	7,851
Singapore Airlines Ltd.	1,100	8,455
Singapore Exchange Ltd.	1,400	7,354
Singapore Post Ltd.	6,300	8,522
Singapore Press Holdings Ltd.	2,900	8,238
Singapore Technologies Engineering Ltd.	3,600	8,474
Singapore Telecommunications Ltd.	3,000	8,491
StarHub Ltd.	3,100	7,942
Suntec REIT	6,900	8,127
United Overseas Bank Ltd.	600	8,707
UOL Group Ltd.	1,800	8,429
Venture Corp. Ltd.	1,300	7,668
Wilmar International Ltd.	4,000	8,896
		233,226

South Africa–1.22%
Aspen Pharmacare Holdings Ltd.	275	6,166
Barclays Africa Group Ltd.	555	7,112
Barloworld Ltd.	1,109	6,264
Bidvest Group Ltd. (The)	321	8,209
Discovery Ltd.	671	7,164
FirstRand Ltd.	1,784	6,536
Growthpoint Properties Ltd.	4,438	8,134
Investec Ltd.	858	7,080
Liberty Holdings Ltd.	862	8,420
MMI Holdings Ltd.	3,770	6,836
Mondi Ltd.	297	6,907
Nedbank Group Ltd.	401	6,656
Pick n Pay Stores Ltd.	1,562	7,537
Rand Merchant Insurance Holdings Ltd.	2,320	7,188
Redefine Properties Ltd.	9,865	8,223

	Shares	Value
South Africa–(continued)
Remgro Ltd.	398	$7,953
RMB Holdings Ltd.	1,335	6,500
SPAR Group Ltd. (The)	540	7,757
Standard Bank Group Ltd.	696	7,225
Steinhoff International Holdings Ltd.	1,346	8,237
Tiger Brands Ltd.	317	7,251
Vodacom Group Ltd.	771	8,343
Woolworths Holdings Ltd.	911	6,739
		168,437

South Korea–0.55%
GS Holdings Corp.	188	8,232
Hana Financial Group Inc.	279	6,770
Hyundai Marine & Fire Insurance Co., Ltd.	298	8,870
KB Financial Group Inc.	213	6,751
Korea Zinc Co., Ltd.	15	6,234
KT Corp.(a)	353	9,132
LG Electronics Inc.	164	7,040
Lotte Confectionery Co., Ltd.	4	6,976
LS Corp.	228	7,707
Samsung Electronics Co., Ltd.	7	8,382
		76,094

Spain–0.97%
Abertis Infraestructuras S.A.	432	7,178
Aena S.A.(a)(d)	64	7,144
Amadeus IT Holding S.A.–Class A	186	7,915
Banco Bilbao Vizcaya Argentaria, S.A.	815	7,007
Banco de Sabadell S.A.	3,780	7,312
Banco Popular Espanol S.A.	1,809	6,876
Banco Santander S.A.	1,238	6,943
Bankia S.A.	6,286	8,102
CaixaBank S.A.	1,755	6,723
Enagas S.A.	253	7,666
Ferrovial S.A.	303	7,650
Gas Natural SDG, S.A.	369	7,998
Grifols S.A.	177	8,210
Iberdrola S.A.	1,041	7,438
Industria de Diseno Textil, S.A.	233	8,739
Red Electrica Corp. S.A.	88	7,761
Repsol S.A.	544	6,865
Telefónica, S.A.	504	6,668
		134,195

Sweden–1.15%
Assa Abloy AB–Class B	524	10,394
Atlas Copco AB–Class A	412	10,716
Hennes & Mauritz AB–Class B	267	10,359
Hexagon AB–Class B	315	10,906
Investor AB–Class B	283	10,478
Nordea Bank AB	829	9,143
Sandvik AB	1,102	10,308
Skandinaviska Enskilda Banken AB–Class A	881	9,215

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Macro Long/Short Fund

	Shares	Value
Sweden–(continued)
Skanska AB–Class B	495	$9,616
SKF AB–Class B	538	9,439
Svenska Cellulosa AB–Class B	354	10,443
Svenska Handelsbanken AB–Class A	694	9,413
Swedbank AB–Class A	442	10,147
Telefonaktiebolaget LM Ericsson–Class B	1,046	10,173
TeliaSonera AB	1,721	8,788
Volvo AB–Class B	959	9,928
		159,466

Switzerland–2.08%
ABB Ltd.	542	10,210
Actelion Ltd.	74	10,266
Adecco S.A	128	9,507
Cie Financiere Richemont S.A.	138	11,805
Credit Suisse Group AG	366	9,115
Geberit AG	32	10,316
Givaudan S.A.	6	10,726
Glencore PLC	16,209	27,921
Julius Baer Group Ltd.	215	10,655
Kuehne + Nagel International AG	76	10,528
LafargeHolcim Ltd.	176	9,900
Nestle S.A.	134	10,231
Novartis AG	100	9,068
Roche Holding AG	37	10,023
Schindler Holding AG–Participation Ctfs.	66	10,702
SGS S.A.	6	11,414
Sika AG	3	9,829
Swatch Group AG (The)	26	10,152
Swiss Re AG	118	10,949
Swisscom AG	18	9,270
Syngenta AG	29	9,744
TE Connectivity Ltd.	107	6,895
UBS Group AG	483	9,641
Wolseley PLC	487	28,585
Zurich Insurance Group AG	37	9,761
		287,213

Taiwan–2.74%
Asia Cement Corp.	10,450	10,772
Cathay Financial Holding Co., Ltd.	4,758	6,733
Chailease Holding Co. Ltd.	4,120	7,813
Chang Hwa Commercial Bank, Ltd.	19,765	10,197
Cheng Shin Rubber Industry Co., Ltd.	6,000	10,806
China Development Financial Holding Corp.	22,224	5,934
China Steel Chemical Corp.	2,400	9,033
China Steel Corp.	18,409	11,066
Chunghwa Telecom Co., Ltd.	6,551	19,994
CTBC Financial Holding Co. Ltd.	12,264	6,682
E.Sun Financial Holding Co. Ltd.	14,390	8,601
Far Eastern Department Stores Ltd.	13,000	7,788
Far Eastern New Century Corp.	9,691	8,762

	Shares	Value
Taiwan–(continued)
Far EasTone Telecommunications Co., Ltd.	3,267	$7,056
First Financial Holding Co., Ltd.	27,198	13,111
Formosa Chemicals & Fibre Corp.	3,267	7,442
Formosa Petrochemical Corp.	3,000	7,245
Formosa Plastics Corp.	3,734	8,610
Fubon Financial Holding Co., Ltd.	4,000	6,415
Hon Hai Precision Industry Co., Ltd.	2,930	7,736
Hua Nan Financial Holdings Co., Ltd.	22,178	10,612
Kenda Rubber Industrial Co., Ltd.	6,300	10,073
Lite-On Technology Corp.	7,030	7,259
Makalot Industrial Co., Ltd.	1	7
Mega Financial Holding Co., Ltd.	12,000	8,667
Nan Ya Plastics Corp.	3,384	6,682
President Chain Store Corp.	1,000	6,597
Quanta Computer Inc.	4,000	6,786
Ruentex Industries Ltd.	4,000	7,300
Shin Kong Financial Holding Co., Ltd.	39,412	9,371
Simplo Technology Co., Ltd.	2,000	7,029
SinoPac Financial Holdings Co., Ltd.	26,451	8,665
Standard Foods Corp.	3,000	7,174
Synnex Technology International Corp.	7,000	7,321
Ta Chong Bank Ltd.(a)	17,000	7,173
Taishin Financial Holding Co., Ltd.	22,970	8,928
Taiwan Cement Corp.	7,668	8,469
Taiwan Cooperative Financial Holding Co. Ltd.	33,796	15,038
Taiwan Fertilizer Co., Ltd.	6,718	8,520
Taiwan Mobile Co., Ltd.	3,217	10,081
Taiwan Semiconductor Manufacturing Co. Ltd.	1,750	7,367
Uni-President Enterprises Corp.	4,106	6,897
United Microelectronics Corp.	19,000	6,890
WPG Holdings Ltd.	8,068	8,364
Yuanta Financial Holding Co., Ltd.	16,752	6,532
		379,598

Thailand–0.95%
Advanced Info Service PCL	1,300	8,456
Bangkok Bank PCL	2,200	10,316
Bangkok Dusit Medical Services PCL–Class F	13,400	7,127
BTS Group Holdings PCL	34,300	9,275
Central Pattana PCL	5,400	6,969
CP ALL PCL	5,400	7,555
Home Product Center PCL	38,033	7,452
Intouch Holdings PCL	1,800	3,783
Intouch Holdings PCL–Class F	3,100	6,523
Kasikornbank PCL	1,400	6,775
Krung Thai Bank PCL	14,400	6,896
Land and Houses PCL	30,700	7,352
Siam Cement PCL (The)	600	7,589
Siam Commercial Bank PCL (The)	1,900	7,089
Thai Beverage PCL	29,600	14,213
TMB Bank PCL	97,500	7,252
Total Access Communication PCL–NVDR	3,400	6,467
		131,089

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Macro Long/Short Fund

	Shares	Value
Turkey–0.52%
Arcelik A.S.	1,583	$8,633
BIM Birlesik Magazalar A.S.	455	9,254
Coca-Cola Içecek A.S.	579	7,338
Enka Insaat ve Sanayi A.S.	4,502	7,976
Haci Omer Sabanci Holding A.S.	2,356	7,470
Koc Holding A.S.	2,030	9,191
Migros Ticaret A.S.(a)	1,229	7,250
Petkim PetroKimya Holding A.S.(a)	5,268	7,769
Turk Telekomunikasyon A.S.	3,305	7,130
		72,011

United Kingdom–10.95%
Anglo American PLC	3,033	25,418
ARM Holdings PLC	2,149	33,962
Associated British Foods PLC	646	34,358
AstraZeneca PLC	485	30,961
Aviva PLC	4,416	33,031
BAE Systems PLC	4,539	30,742
Barclays PLC	8,102	28,839
BG Group PLC	2,117	33,351
BP PLC	6,001	35,625
British American Tobacco PLC	607	36,033
BT Group PLC	4,740	33,892
Burberry Group PLC	1,510	30,917
Centrica PLC	8,688	30,243
CNH Industrial N.V.	966	6,522
Compass Group PLC	2,002	34,491
Delphi Automotive PLC	87	7,238
Diageo PLC	1,195	34,538
Fiat Chrysler Automobiles N.V.(a)	493	7,249
GlaxoSmithKline PLC	1,556	33,517
HSBC Holdings PLC	4,109	32,099
Imperial Tobacco Group PLC	647	34,856
ITV PLC	8,334	32,347
Kingfisher PLC	5,800	31,526
Land Securities Group PLC	1,661	34,239
Legal & General Group PLC	8,203	32,992
Lloyds Banking Group PLC	26,850	30,470
Marks & Spencer Group PLC	3,962	31,284
National Grid PLC	2,403	34,206
Next PLC	267	32,866
Old Mutual PLC	10,914	35,651
Pearson PLC	1,859	24,619
Prudential PLC	1,504	35,109
Reckitt Benckiser Group PLC	356	34,739
RELX N.V.	462	7,880
RELX PLC	1,944	34,754
Rio Tinto Ltd.	207	7,406
Rio Tinto PLC	907	32,897
Rolls–Royce Holdings PLC	2,812	29,753
Rolls–Royce Holdings PLC–Preference Shares(a)	260,672	402

	Shares	Value
United Kingdom–(continued)
Royal Bank of Scotland Group PLC(a)	6,288	$30,738
Royal Dutch Shell PLC–Class A	1,263	32,802
SABMiller PLC	688	42,377
Sky PLC	1,988	33,526
Smith & Nephew PLC	1,763	30,093
SSE PLC	1,407	32,820
Standard Chartered PLC	2,843	31,557
Standard Life PLC	5,043	32,616
Tesco PLC(a)	10,905	30,728
Unilever N.V.	177	7,979
Unilever PLC	777	34,511
Vodafone Group PLC	9,216	30,386
WPP PLC	1,531	34,318
		1,515,473

United States–23.51%
3M Co.	42	6,603
Abbott Laboratories	135	6,048
AbbVie Inc.	95	5,657
ABM Industries Inc.	422	11,985
Acadia Realty Trust	482	15,853
Accenture PLC–Class A	69	7,397
ACE Ltd.	62	7,039
Adobe Systems Inc.(a)	84	7,447
Aetna Inc.	53	6,083
Aflac, Inc.	111	7,076
Agree Realty Corp.	508	16,449
Air Products and Chemicals, Inc.	45	6,254
Albany International Corp.–Class A	360	13,525
Alexion Pharmaceuticals, Inc.(a)	36	6,336
Allergan PLC(a)	22	6,786
ALLETE, Inc.	277	13,908
Allstate Corp. (The)	110	6,807
Alphabet Inc.–Class A(a)	10	7,374
Altria Group, Inc.	119	7,196
Amazon.com, Inc.(a)	13	8,137
American Airlines Group Inc.	159	7,349
American Assets Trust Inc.	362	15,262
American Electric Power Co., Inc.	116	6,571
American Express Co.	78	5,714
American International Group, Inc.	111	7,000
American Tower Corp.	69	7,054
Ameriprise Financial, Inc.	58	6,691
AMERISAFE, Inc.	238	13,026
AmerisourceBergen Corp.	59	5,694
Amgen Inc.	41	6,485
AmSurg Corp.(a)	142	9,953
Anadarko Petroleum Corp.	92	6,153
Analog Devices, Inc.	116	6,974
Anthem, Inc.	41	5,705
Aon PLC	68	6,345
Apache Corp.	147	6,928

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Macro Long/Short Fund

	Shares	Value
United States–(continued)
Apple Inc.	55	$6,573
Applied Materials, Inc.	407	6,825
Archer-Daniels–Midland Co.	137	6,255
Astoria Financial Corp.	874	13,949
AT&T Inc.	189	6,333
Automatic Data Processing, Inc.	77	6,698
AutoZone, Inc.(a)	9	7,060
Avista Corp.	402	13,608
Baker Hughes Inc.	108	5,689
Bank Mutual Corp.	1,611	11,664
Bank of America Corp.	384	6,444
Bank of New York Mellon Corp. (The)	163	6,789
Barnes Group Inc.	290	10,901
Baxter International Inc.	175	6,543
BB&T Corp.	163	6,055
Becton, Dickinson and Co.	44	6,271
Benchmark Electronics, Inc.(a)	562	11,116
Berkshire Hathaway Inc.–Class B(a)	46	6,257
Biogen Inc.(a)	21	6,101
BlackRock, Inc.	21	7,391
Boeing Co. (The)	46	6,811
Boston Properties, Inc.	57	7,173
Boston Scientific Corp.(a)	370	6,764
Bristol-Myers Squibb Co.	101	6,661
Broadcom Corp.–Class A	123	6,322
Brookline Bancorp, Inc.	1,262	14,324
CACI International Inc.–Class A(a)	165	16,012
Capital One Financial Corp.	84	6,628
Capstead Mortgage Corp.	1,872	18,065
Cardinal Financial Corp.	545	12,388
Cardinal Health, Inc.	75	6,165
Carnival Corp.	138	7,463
Caterpillar Inc.	79	5,766
CBS Corp.–Class B	146	6,792
Cedar Realty Trust Inc.	2,017	14,099
Celgene Corp.(a)	53	6,504
CenturyLink Inc.	239	6,742
Charles Schwab Corp. (The)	202	6,165
Chemed Corp.	98	15,414
Cheniere Energy, Inc.(a)	112	5,546
Chesapeake Lodging Trust	416	11,457
Chevron Corp.	82	7,452
Chubb Corp. (The)	52	6,726
Cigna Corp.	42	5,630
Cisco Systems, Inc.	223	6,434
Citigroup Inc.	121	6,434
City Holding Co.	264	12,627
CME Group Inc.–Class A	69	6,518
Coca-Cola Co. (The)	164	6,945
Cognizant Technology Solutions Corp.– Class A(a)	101	6,879
Colgate-Palmolive Co.	95	6,303

	Shares	Value
United States–(continued)
Columbia Banking System, Inc.	380	$12,662
Comcast Corp.–Class A	116	7,264
Community Bank System, Inc.	372	15,163
CONMED Corp.	213	8,639
ConocoPhillips	133	7,096
Consolidated Edison, Inc.	105	6,904
CoreSite Realty Corp.	259	14,232
Corning Inc.	363	6,752
Costco Wholesale Corp.	47	7,432
Crown Castle International Corp.	74	6,324
CSG Systems International, Inc.	404	13,542
CSX Corp.	233	6,289
Cubic Corp.	299	13,410
Cummins Inc.	48	4,968
Curtiss-Wright Corp.	183	12,729
CVB Financial Corp.	686	11,971
CVS Health Corp.	65	6,421
Danaher Corp.	77	7,185
Deere & Co.	79	6,162
Delta Air Lines, Inc.	138	7,016
Deltic Timber Corp.	199	12,330
Devon Energy Corp.	155	6,499
DiamondRock Hospitality Co.	1,022	11,937
Dime Community Bancshares, Inc.	907	15,736
DineEquity, Inc.	138	11,516
Discover Financial Services	122	6,859
Dollar General Corp.	85	5,760
Dominion Resources, Inc.	93	6,643
Dow Chemical Co. (The)	149	7,699
Duke Energy Corp.	84	6,003
E. I. du Pont de Nemours and Co.	129	8,179
EastGroup Properties, Inc.	267	14,995
Eaton Corp. PLC(a)	114	6,374
eBay Inc.(a)	257	7,170
Ecolab Inc.	60	7,221
Edison International	113	6,839
Education Realty Trust, Inc.	427	15,334
El Paso Electric Co.	364	14,076
Eli Lilly and Co.	78	6,362
EMC Corp.	242	6,345
EMCOR Group, Inc.	265	12,794
Emerson Electric Co.	137	6,471
Encore Capital Group, Inc.(a)	293	11,925
EnPro Industries, Inc.	230	11,295
EOG Resources, Inc.	81	6,954
EPR Properties	266	15,111
Equity Residential	89	6,881
ESCO Technologies Inc.	378	14,020
Exelon Corp.	194	5,416
Exponent, Inc.	268	13,778
Express Scripts Holding Co.(a)	73	6,306

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Macro Long/Short Fund

	Shares	Value
United States–(continued)
Exxon Mobil Corp.	86	$7,116
F.N.B. Corp.	981	13,214
Facebook Inc.–Class A(a)	71	7,240
FedEx Corp.	39	6,086
First Midwest Bancorp, Inc.	682	12,153
Ford Motor Co.	425	6,294
Forrester Research, Inc.	392	12,650
Franklin Resources, Inc.	160	6,522
Franklin Street Properties Corp.	1,401	14,598
Freeport-McMoRan Inc.	453	5,332
G & K Services, Inc.–Class A	175	11,519
General Dynamics Corp.	47	6,983
General Electric Co.	250	7,230
General Mills, Inc.	117	6,799
General Motors Co.	217	7,575
Geo Group Inc. (The)	379	12,230
Getty Realty Corp.	997	16,829
Gilead Sciences, Inc.	61	6,596
Goldman Sachs Group, Inc. (The)	33	6,188
Government Properties Income Trust	971	15,808
Greatbatch, Inc.(a)	240	12,828
Halliburton Co.	170	6,525
HCA Holdings, Inc.(a)	78	5,366
HCP, Inc.	175	6,510
Healthcare Realty Trust, Inc.	645	17,002
Healthcare Services Group, Inc.	398	14,829
Hershey Co. (The)	74	6,563
Hess Corp.	111	6,239
Hewlett-Packard Co.(a)	232	6,255
Hilton Worldwide Holdings Inc.	236	5,898
Home Depot, Inc. (The)	55	6,800
Honeywell International Inc.	61	6,300
Horace Mann Educators Corp.	394	13,491
Humana Inc.	35	6,252
Illinois Tool Works Inc.	77	7,079
Illumina, Inc.(a)	32	4,585
Independent Bank Corp.	271	12,667
Infinity Property & Casualty Corp.	173	13,930
Ingersoll-Rand PLC	118	6,993
Inland Real Estate Corp.	1,684	14,903
Intel Corp.	206	6,975
Intercontinental Exchange, Inc.	27	6,815
International Business Machines Corp.	44	6,164
International Paper Co.	150	6,404
Intuit Inc.	74	7,210
Intuitive Surgical, Inc.(a)	12	5,959
Johnson & Johnson	63	6,365
Johnson Controls, Inc.	158	7,138
JPMorgan Chase & Co.	97	6,232
Kaiser Aluminum Corp.	189	15,364
Kaman Corp.	394	15,323

	Shares	Value
United States–(continued)
Kellogg Co.	101	$7,123
Kimberly-Clark Corp.	60	7,183
Kinder Morgan Inc.	203	5,552
Kite Realty Group Trust	566	14,948
Kroger Co. (The)	184	6,955
Laclede Group, Inc. (The)	306	17,922
Las Vegas Sands Corp.	132	6,535
Lexington Realty Trust	1,521	13,446
LinkedIn Corp.–Class A(a)	35	8,430
Lockheed Martin Corp.	31	6,815
Lowe’s Cos., Inc.	92	6,792
LTC Properties, Inc.	358	15,340
LyondellBasell Industries N.V.–Class A	78	7,247
Macy’s, Inc.	99	5,047
ManTech International Corp.–Class A	414	11,965
Marathon Oil Corp.	342	6,286
Marathon Petroleum Corp.	126	6,527
Marsh & McLennan Cos., Inc.	120	6,689
MasterCard, Inc.–Class A	72	7,127
Matthews International Corp.–Class A	260	15,010
McDonald’s Corp.	69	7,745
McGraw Hill Financial, Inc.	67	6,207
McKesson Corp.	29	5,185
Mead Johnson Nutrition Co.	83	6,806
Medical Properties Trust Inc.	1,145	12,938
Medtronic PLC	85	6,283
Merck & Co., Inc.	114	6,231
MetLife, Inc.	131	6,600
Micron Technology, Inc.(a)	372	6,160
Microsoft Corp.	150	7,896
MKS Instruments, Inc.	351	12,369
Mondelez International Inc.–Class A	147	6,786
Monro Muffler Brake, Inc.	188	13,944
Monsanto Co.	65	6,059
Moog Inc.–Class A(a)	193	11,920
Morgan Stanley	171	5,638
MTS Systems Corp.	183	12,083
Mueller Industries, Inc.	398	12,545
Mylan N.V.(a)	130	5,732
National Oilwell Varco Inc.	155	5,834
National Penn Bancshares, Inc.	1,237	14,893
National Presto Industries, Inc.	146	12,855
Navigators Group, Inc. (The)(a)	193	16,473
NBT Bancorp Inc.	481	13,521
Neenah Paper, Inc.	197	13,280
Netflix Inc.(a)	63	6,828
New Jersey Resources Corp.	420	13,306
NextEra Energy, Inc.	65	6,673
NIKE, Inc.–Class B	57	7,469
Noble Energy, Inc.	204	7,311
Norfolk Southern Corp.	82	6,562

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Macro Long/Short Fund

	Shares	Value
United States–(continued)
Northern Trust Corp.	85	$5,983
Northfield Bancorp, Inc.	1,094	16,760
Northrop Grumman Corp.	41	7,698
Northwest Bancshares, Inc.	1,322	17,794
Northwest Natural Gas Co.	314	15,000
NorthWestern Corp.	249	13,493
Nucor Corp.	142	6,007
O’Reilly Automotive, Inc.(a)	29	8,012
Occidental Petroleum Corp.	89	6,634
Omnicom Group Inc.	92	6,893
Oracle Corp.	172	6,680
Oritani Financial Corp.	937	14,917
OSI Systems, Inc.(a)	179	15,426
PACCAR Inc.	101	5,318
Parkway Properties, Inc.	791	13,233
PepsiCo, Inc.	69	7,051
Perrigo Co. PLC	36	5,679
Pfizer Inc.	202	6,832
PG&E Corp.	129	6,889
Philip Morris International Inc.	84	7,426
Phillips 66	81	7,213
Piedmont Natural Gas Co., Inc.	358	20,517
Pioneer Natural Resources Co.	53	7,268
PNC Financial Services Group, Inc. (The)	69	6,228
Pool Corp.	184	15,003
Post Properties, Inc.	256	15,293
PPG Industries, Inc.	67	6,985
PPL Corp.	216	7,430
Praxair, Inc.	62	6,888
Precision Castparts Corp.	27	6,232
Priceline Group Inc. (The)(a)	5	7,271
ProAssurance Corp.	344	18,218
Procter & Gamble Co. (The)	91	6,951
Progress Software Corp.(a)	430	10,440
Prologis, Inc.	168	7,179
Provident Financial Services, Inc.	741	15,057
Prudential Financial, Inc.	78	6,435
PS Business Parks, Inc.	186	15,957
Public Service Enterprise Group Inc.	155	6,400
Public Storage	31	7,113
QUALCOMM, Inc.	115	6,833
Raytheon Co.	61	7,161
Regeneron Pharmaceuticals, Inc.(a)	13	7,246
Retail Opportunity Investments Corp.	863	15,646
Reynolds American Inc.	150	7,248
RLI Corp.	218	13,265
Sabra Health Care REIT, Inc.	484	10,977
Safety Insurance Group, Inc.	260	15,067
salesforce.com, inc.(a)	95	7,382
Samsonite International S.A.	2,488	7,323
Saul Centers, Inc.	251	14,074

	Shares	Value
United States–(continued)
Schlumberger Ltd.	78	$6,096
Selective Insurance Group, Inc.	425	15,508
Sempra Energy	68	6,964
Sherwin-Williams Co. (The)	23	6,137
Simmons First National Corp.–Class A	271	13,967
Simon Property Group, Inc.	37	7,454
Simpson Manufacturing Co., Inc.	335	12,723
Snyder’s-Lance, Inc.	361	12,830
South Jersey Industries, Inc.	601	15,933
Southern Co. (The)	157	7,081
Southwest Airlines Co.	168	7,777
Southwest Gas Corp.	242	14,873
Spectra Energy Corp.	225	6,428
St. Jude Medical, Inc.	87	5,551
Standex International Corp.	155	13,907
Starbucks Corp.	115	7,196
State Street Corp.	82	5,658
Sterling Bancorp	884	13,605
Stryker Corp.	71	6,789
Summit Hotel Properties, Inc.	937	12,256
SunTrust Banks, Inc.	158	6,560
Superior Industries International, Inc.	605	11,906
Sysco Corp.	158	6,518
T. Rowe Price Group Inc.	82	6,201
Talmer Bancorp, Inc.–Class A	887	14,919
Target Corp.	84	6,483
Tetra Tech, Inc.	444	11,944
Texas Instruments Inc.	135	7,657
Texas Roadhouse, Inc.	310	10,649
Thermo Fisher Scientific, Inc.	52	6,801
Time Warner Cable Inc.	33	6,250
Time Warner Inc.	89	6,705
TJX Cos., Inc. (The)	93	6,807
Tompkins Financial Corp.	235	12,756
Travelers Cos., Inc. (The)	66	7,451
TrustCo Bank Corp NY	1,903	11,856
Twenty-First Century Fox, Inc.–Class A	236	7,243
Twitter, Inc.(a)	222	6,318
Tyco International PLC	165	6,013
U.S. Bancorp	154	6,496
UniFirst Corp.	113	11,873
Union Pacific Corp.	74	6,612
United Bankshares, Inc.	295	11,667
United Parcel Service, Inc.–Class B	64	6,593
United Technologies Corp.	69	6,790
UnitedHealth Group Inc.	54	6,360
Universal Health Realty Income Trust	266	13,218
Urstadt Biddle Properties Inc.–Class A	776	15,598
Valero Energy Corp.	105	6,922
Ventas, Inc.	117	6,285
Verizon Communications Inc.	136	6,376

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Macro Long/Short Fund

	Shares	Value
United States–(continued)
Vertex Pharmaceuticals Inc.(a)	52	$6,486
VF Corp.	94	6,347
Viacom Inc.–Class B	139	6,854
Visa Inc.–Class A	96	7,448
Vornado Realty Trust	74	7,441
Wal-Mart Stores, Inc.	91	5,209
Walgreens Boots Alliance, Inc.	73	6,182
Walt Disney Co. (The)	60	6,824
Waste Management, Inc.	125	6,720
WD-40 Co.	139	13,286
Wells Fargo & Co.	116	6,280
Welltower Inc.	96	6,228
Westamerica Bancorp.	266	11,760
Western Digital Corp.	73	4,878
Weyerhaeuser Co.	229	6,717
Williams Cos., Inc. (The)	135	5,324
Wintrust Financial Corp.	251	12,673
Xcel Energy, Inc.	192	6,841
Yahoo! Inc.(a)	198	7,053
Yum! Brands, Inc.	72	5,106
Zimmer Biomet Holdings, Inc.	62	6,483
Zoetis Inc.	131	5,634
		3,252,940
Total Common Stocks & Other Equity Interests (Cost $11,565,319)		11,406,742

	Shares	Value
Money Market Funds–12.07%
Liquid Assets Portfolio–Institutional Class, 0.16%(g)	834,965	$834,965
Premier Portfolio–Institutional Class, 0.12%(g)	834,964	834,964
Total Money Market Funds (Cost $1,669,929)		1,669,929
TOTAL INVESTMENTS–94.51% (Cost $13,235,248)		13,076,671
OTHER ASSETS LESS LIABILITIES–5.49%		759,518
NET ASSETS–100.00%		$13,836,189

Investment Abbreviations:

ADR	– American Depositary Receipt
CPO	– Certificates of Ordinary Participation
Ctfs.	– Certificates
GDR	– Global Depositary Receipt
NVDR	– Non-Voting Depositary Receipt
REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Each unit represents one common share and four preferred shares.
(c)	Each unit represents two preferred shares and one common share.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2015 was $31,124, which represented less than 1% of the Fund’s Net Assets.
(e)	Each unit represents one Series B share, two Series D-B shares and two Series D-L shares.
(f)	Each CPO represents twenty-five Series A shares, twenty-two Series B shares, thirty-five Series D shares and thirty-five Series L shares.
(g)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Macro Long/Short Fund

Statement of Assets and Liabilities

October 31, 2015

Assets:
Investments, at value (Cost $11,565,319)	$11,406,742
Investments in affiliated money market funds, at value and cost	1,669,929
Total investments, at value (Cost $13,235,248)	13,076,671
Foreign currencies, at value (Cost $60,807)	60,690
Receivable for:
Deposits with brokers for open futures contracts	735,000
Variation margin — futures	5,735
Dividends	20,893
Fund expenses absorbed	69,906
Investment for trustee deferred compensation and retirement plans	4,289
Unrealized appreciation on forward foreign currency contracts outstanding	35,083
Other assets	4,086
Total assets	14,012,353

Liabilities:
Payable for:
Fund shares reacquired	12,475
Accrued fees to affiliates	1,303
Accrued trustees’ and officers’ fees and benefits	1,589
Accrued other operating expenses	85,438
Trustee deferred compensation and retirement plans	4,289
Unrealized depreciation on forward foreign currency contracts outstanding	68,277
Unrealized depreciation on swap agreements — OTC	2,793
Total liabilities	176,164
Net assets applicable to shares outstanding	$13,836,189

Net assets consist of:
Shares of beneficial interest	$14,265,521
Undistributed net investment income	41,809
Undistributed net realized gain (loss)	(197,057)
Net unrealized appreciation (depreciation)	(274,084)
$13,836,189

Net Assets:
Class A	$6,047,502
Class C	$20,748
Class R	$9,630
Class Y	$6,399,629
Class R5	$628,800
Class R6	$729,880

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	627,077
Class C	2,159
Class R	1,001
Class Y	661,997
Class R5	65,001
Class R6	75,494
Class A:
Net asset value per share	$9.64
Maximum offering price per share
(Net asset value of $9.64 ÷ 94.50%)	$10.20
Class C:
Net asset value and offering price per share	$9.61
Class R:
Net asset value and offering price per share	$9.62
Class Y:
Net asset value and offering price per share	$9.67
Class R5:
Net asset value and offering price per share	$9.67
Class R6:
Net asset value and offering price per share	$9.67

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Macro Long/Short Fund

Statement of Operations

For the year ended October 31, 2015

Investment income:
Dividends (net of foreign withholding taxes of $23,306)	$306,735
Dividends from affiliated money market funds	1,658
Total investment income	308,393

Expenses:
Advisory fees	173,135
Administrative services fees	50,000
Custodian fees	123,079
Distribution fees:
Class A	14,957
Class C	255
Class R	49
Transfer agent fees — A, C, R and Y	3,259
Transfer agent fees — R5	60
Transfer agent fees — R6	59
Trustees’ and officers’ fees and benefits	19,214
Registration and filing fees	109,456
Licensing Fees	74,202
Professional services fees	79,271
Other	111,700
Total expenses	758,696
Less: Fees waived and expenses reimbursed	(522,342)
Net expenses	236,354
Net investment income	72,039

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $824)	(49,604)
Foreign currencies	(12,960)
Forward foreign currency contracts	558,302
Futures contracts	(486,975)
Swap agreements	(3,317)
5,446
Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes on holdings of $408)	(433,351)
Foreign currencies	799
Forward foreign currency contracts	(58,310)
Futures contracts	106,333
Swap agreements	(1,912)
(386,441)
Net realized and unrealized gain (loss)	(380,995)
Net increase (decrease) in net assets resulting from operations	$(308,956)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Macro Long/Short Fund

Statement of Changes in Net Assets

For the year ended October 31, 2015 and the period December 17, 2013 (commencement date) through October 31, 2014

	October 31, 2015	December 17, 2013 (commencement date) through October 31, 2014
Operations:
Net investment income	$72,039	$70,747
Net realized gain (loss)	5,446	(187,807)
Change in net unrealized appreciation (depreciation)	(386,441)	112,357
Net increase (decrease) in net assets resulting from operations	(308,956)	(4,703)

Distributions to shareholders from net investment income:
Class A	(61,803)	—
Class R	(82)	—
Class Y	(73,701)	—
Class R5	(15,530)	—
Class R6	(9,070)	—
Total distributions from net investment income	(160,186)	—

Share transactions–net:
Class A	323,315	5,931,843
Class C	(45,450)	67,324
Class R	—	10,010
Class Y	773,498	5,837,544
Class R5	(571,965)	1,229,957
Class R6	65,636	688,322
Net increase in net assets resulting from share transactions	545,034	13,765,000
Net increase in net assets	75,892	13,760,297

Net assets:
Beginning of year	13,760,297	—
End of year (includes undistributed net investment income of $41,809 and $137,339, respectively)	$13,836,189	$13,760,297

Notes to Financial Statements

October 31, 2015

NOTE 1—Significant Accounting Policies

Invesco Macro Long/Short Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to seek a positive absolute return over a complete economic and market cycle.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

25                         Invesco Macro Long/Short Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

26                         Invesco Macro Long/Short Fund

D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission

27                         Invesco Macro Long/Short Fund

merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

M.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
N.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $10 billion	1.25%
Over $10 billion	1.15%

For the year ended October 31, 2015, the effective advisory fees incurred by the Fund was 1.25%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.87%, 2.62%, 2.12%, 1.62%, 1.62% and 1.62% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected

28                         Invesco Macro Long/Short Fund

above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2017. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2015, the Adviser waived advisory fees and reimbursed fund level expenses of $518,965 and reimbursed class level expenses of $1,571, $6, $2, $1,679, $60 and $59 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2015, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2015, IDI advised the Fund that IDI retained $158 in front-end sales commissions from the sale of Class A shares and $543 from Class C shares, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

29                         Invesco Macro Long/Short Fund

During the year ended October 31, 2015, there were transfers from Level 1 to Level 2 of $962,023 and from Level 2 to Level 1 of $833,891, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$584,514	$233,032	$—	$817,546
Austria	7,063	7,672	—	14,735
Belgium	—	44,905	—	44,905
Brazil	60,620	—	—	60,620
Chile	82,940	—	—	82,940
China	7,762	105,118	—	112,880
Colombia	15,738	—	—	15,738
Czech Republic	—	14,085	—	14,085
Denmark	19,753	50,709	—	70,462
Egypt	7,724	—	—	7,724
Finland	—	46,382	—	46,382
France	94,453	266,737	—	361,190
Germany	246,204	21,820	—	268,024
Hong Kong	17,496	428,276	—	445,772
Hungary	13,943	—	—	13,943
India	28,960	—	—	28,960
Indonesia	—	38,918	—	38,918
Ireland	14,833	64,006	—	78,839
Italy	45,030	45,703	—	90,733
Japan	—	1,619,953	—	1,619,953
Luxembourg	—	12,164	—	12,164
Macau	—	13,962	—	13,962
Malaysia	84,753	121,154	—	205,907
Mexico	140,504	—	—	140,504
Netherlands	6,650	91,170	—	97,820
New Zealand	27,019	70,102	—	97,121
Norway	22,372	29,739	—	52,111
Philippines	8,487	75,255	—	83,742
Poland	11,021	25,697	—	36,718
Portugal	—	7,730	—	7,730
Qatar	14,872	—	—	14,872
Singapore	86,979	146,247	—	233,226
South Africa	75,126	93,311	—	168,437
South Korea	28,831	47,263	—	76,094
Spain	105,674	28,521	—	134,195
Sweden	30,898	128,568	—	159,466
Switzerland	6,895	280,318	—	287,213
Taiwan	7,056	372,542	—	379,598
Thailand	28,723	102,366	—	131,089
Turkey	56,565	15,446	—	72,011
United Kingdom	114,896	1,400,577	—	1,515,473
United States	4,915,546	7,323	—	4,922,869
	7,019,900	6,056,771	—	13,076,671
Forward Foreign Currency Contracts*	—	(33,194)	—	(33,194)
Futures Contracts*	(79,391)	—	—	(79,391)
Swap Agreements*	—	(2,793)	—	(2,793)
Total Investments	$6,940,509	$6,020,784	$—	$12,961,293

*	Unrealized appreciation (depreciation).

30                         Invesco Macro Long/Short Fund

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2015:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk:
Forward foreign currency contracts(a)	$35,083	$(68,277)
Equity risk:
Futures contracts(b)	215,185	(294,576)
Swap contracts(c)		(2,793)
Total	$250,268	$(365,646)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the captions Unrealized appreciation on forward foreign currency contracts outstanding and Unrealized depreciation on forward foreign currency contracts outstanding.
(b)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.
(c)	Values are disclosed on the Statement of Assets and Liabilities under the caption Unrealized depreciation on swap transactions — OTC.

Effect of Derivative Investments for the year ended October 31, 2015

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Futures Contracts	Forward Foreign Currency Contracts	Swap Agreements
Realized Gain (Loss):
Currency risk	$—	$558,302	$—
Equity risk	(486,975)	—	(3,317)
Change in Net Unrealized Appreciation (Depreciation):
Currency risk	—	(58,310)	—
Equity risk	106,333	—	(1,912)
Total	$(380,642)	$499,992	$(5,229)

The table below summarizes the average notional value of forward foreign currency contracts, futures contracts, and swap agreements outstanding during the period.

	Futures Contracts	Forward Foreign Currency Contracts	Swap Agreements
Average notional value	$10,971,050	$5,877,889	$186,004

31                         Invesco Macro Long/Short Fund

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
11/20/15	Canadian Imperial Bank of Commerce	AUD	1,060,000	USD	768,372	$755,106	$13,266
11/20/15	Canadian Imperial Bank of Commerce	CHF	230,000	USD	233,446	232,863	583
11/20/15	Canadian Imperial Bank of Commerce	EUR	1,080,000	USD	1,193,054	1,188,024	5,030
11/20/15	Canadian Imperial Bank of Commerce	GBP	1,050,000	USD	1,633,049	1,618,651	14,398
11/20/15	Canadian Imperial Bank of Commerce	JPY	200,500,000	USD	1,604,768	1,661,908	(57,140)
11/20/15	Canadian Imperial Bank of Commerce	NOK	420,000	USD	50,622	49,416	1,206
11/20/15	Canadian Imperial Bank of Commerce	NZD	140,000	USD	90,499	94,655	(4,156)
11/20/15	Canadian Imperial Bank of Commerce	SEK	1,360,000	USD	157,185	159,281	(2,096)
11/20/15	Canadian Imperial Bank of Commerce	SGD	370,000	USD	262,742	263,928	(1,186)
11/20/15	Canadian Imperial Bank of Commerce	USD	7,047	AUD	10,000	7,123	76
11/20/15	Canadian Imperial Bank of Commerce	USD	20,814	CHF	20,000	20,249	(565)
11/20/15	Canadian Imperial Bank of Commerce	USD	90,067	EUR	80,000	88,002	(2,065)
11/20/15	Canadian Imperial Bank of Commerce	USD	61,219	GBP	40,000	61,663	444
11/20/15	Canadian Imperial Bank of Commerce	USD	133,468	JPY	16,000,000	132,621	(847)
11/20/15	Canadian Imperial Bank of Commerce	USD	6,013	NOK	50,000	5,883	(130)
11/20/15	Canadian Imperial Bank of Commerce	USD	8,290	SEK	70,000	8,198	(92)
11/20/15	Canadian Imperial Bank of Commerce	USD	7,053	SGD	10,000	7,133	80
Total Forward Foreign Currency Contracts — Currency Risk							$(33,194)
Currency Abbreviations:

AUD	– Australian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– British Pound Sterling

JPY	– Japanese Yen
NOK	– Norwegian Krone
NZD	– New Zealand Dollar

SEK	– Swedish Krona
SGD	– Singapore Dollar
USD	– U.S. Dollar

Open Futures Contracts(a)
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Dow Jones EURO STOXX 50 Index	Short	21	December-2015	$(785,879)	$(40,227)
E-Mini S&P 500 Index	Short	9	December-2015	(933,165)	(63,333)
FTSE 100 Index	Long	6	December-2015	584,651	22,853
FTSE 100 Index	Short	9	December-2015	(876,976)	(22,792)
Hang Seng Index	Short	2	November-2015	(292,674)	5,026
Hang Seng Index	Long	4	November-2015	585,348	(8,170)
Mini MSCI Emerging Markets Asia Index	Long	25	December-2015	1,054,625	58,289
Mini MSCI Emerging Markets Asia Index	Short	22	December-2015	(928,070)	(50,645)
MSCI Singapore Index	Short	2	November-2015	(95,767)	3,048
Russell 2000 Mini Index	Long	10	December-2015	1,158,300	50,052
Russell 2000 Mini Index	Short	8	December-2015	(926,640)	(10,856)
SPI 200 Index	Short	6	December-2015	(560,069)	(20,264)
Tokyo Stock Price Index	Long	7	December-2015	904,077	75,917
Tokyo Stock Price Index	Short	7	December-2015	(904,077)	(78,289)
Total Futures Contracts – Equity Risk					$(79,391)

(a)	Futures collateralized by $735,000 cash held with Goldman, Sachs International, the futures commission merchant.

Open Over-The-Counter Total Return Swap Agreements – Equity Risk
Swap Agreements	Type of Contract	Counterparty	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Pay a return equal to Swiss Market Index Futures multiplied by the Notional Value	Short	Goldman Sachs International	2	December-2015	$(180,755)	$(2,793)

32                         Invesco Macro Long/Short Fund

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of October 31, 2015.

Counterparty	Gross amounts of Recognized Assets	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount
		Financial Instruments	Collateral Received
			Non-Cash	Cash
Canadian Imperial Bank of Commerce(a)	$35,083	$(35,083)	$—	$—	$—

Counterparty	Gross amounts of Recognized Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount
		Financial Instruments	Collateral Pledged
			Non-Cash	Cash
Canadian Imperial Bank of Commerce(a)	$68,277	$(35,083)	$—	$—	$33,194
Goldman Sachs International(b)	2,793	—	—	—	2,793
Total	$71,070	$(35,083)	$—	$—	$35,987

(a)	Forward foreign currency contracts Counterparty.
(b)	Swap agreements — OTC Counterparty.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

33                         Invesco Macro Long/Short Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Year Ended October 31, 2015 and the period December 17, 2013 (commencement date) through October 31, 2014:

	2015	2014
Ordinary income	$160,186	$—

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$228,342
Undistributed long-term gain	46,203
Net unrealized appreciation (depreciation) — investments	(192,838)
Net unrealized appreciation (depreciation) — other investments	(31,456)
Temporary book/tax differences	(479,583)
Shares of beneficial interest	14,265,521
Total net assets	$13,836,189

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits and passive foreign investment companies.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2015.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2015 was $5,534,320 and $4,905,921, respectively. In a fund’s initial year of operations, the cost of investments for tax purposes will not reflect any tax adjustments until its fiscal year end reporting period.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$905,255
Aggregate unrealized (depreciation) of investment securities	(1,098,093)
Net unrealized appreciation (depreciation) of investment securities	$(192,838)

Cost of investments for tax purposes is $13,269,509.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and passive foreign investment companies, on October 31, 2015, undistributed net investment income was decreased by $7,383, undistributed net realized gain (loss) was increased by $7,569 and shares of beneficial interest was decreased by $186. This reclassification had no effect on the net assets of the Fund.

34                         Invesco Macro Long/Short Fund

NOTE 10—Share Information

	Summary of Share Activity
	Year ended October 31, 2015(a)		December 17, 2013 (commencement date) through October 31, 2014
Sold:
Class A	43,327	$415,185	597,931	$5,981,144
Class C	1,013	10,055	6,688	67,324
Class R	—	—	1,001	10,010
Class Y	85,470	848,088	592,645	5,926,023
Class R5	—	—	123,628	1,235,815
Class R6	10,211	100,649	68,888	688,322

Issued as reinvestment of dividends:
Class A	73	710	—	—
Class R5	753	7,327	—	—
Class R6	89	866	—	—

Reacquired:
Class A	(9,415)	(92,580)	(4,839)	(49,301)
Class C	(5,542)	(55,505)	—	—
Class Y	(7,474)	(74,590)	(8,644)	(88,479)
Class R5	(58,811)	(579,292)	(569)	(5,858)
Class R6	(3,694)	(35,879)	—	—
Net increase in share activity	56,000	$545,034	1,376,729	$13,765,000

(a)	95% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/15	$9.98	$0.04	$(0.27)	$(0.23)	$(0.11)	$9.64	(2.37)%	$6,048	1.85	%(e)	5.62	%(e)	0.38	%(e)	45%
Year ended 10/31/14(d)	10.00	0.04	(0.06)	(0.02)	—	9.98	(0.20)	5,921	1.85	(f)	5.82	(f)	0.45	(f)	44
Class C
Year ended 10/31/15	9.92	(0.04)	(0.27)	(0.31)	—	9.61	(3.13)	21	2.60	(e)	6.37	(e)	(0.37	)(e)	45
Year ended 10/31/14(d)	10.00	(0.03)	(0.05)	(0.08)	—	9.92	(0.80)	66	2.60	(f)	6.57	(f)	(0.30	)(f)	44
Class R
Year ended 10/31/15	9.96	0.01	(0.27)	(0.26)	(0.08)	9.62	(2.59)	10	2.10	(e)	5.87	(e)	0.13	(e)	45
Year ended 10/31/14(d)	10.00	0.02	(0.06)	(0.04)	—	9.96	(0.40)	10	2.10	(f)	6.07	(f)	0.20	(f)	44
Class Y
Year ended 10/31/15	10.00	0.06	(0.26)	(0.20)	(0.13)	9.67	(2.05)	6,400	1.60	(e)	5.37	(e)	0.63	(e)	45
Year ended 10/31/14(d)	10.00	0.06	(0.06)	0.00	—	10.00	0.00	5,843	1.60	(f)	5.57	(f)	0.70	(f)	44
Class R5
Year ended 10/31/15	10.01	0.06	(0.27)	(0.21)	(0.13)	9.67	(2.14)	629	1.60	(e)	5.36	(e)	0.63	(e)	45
Year ended 10/31/14(d)	10.00	0.06	(0.05)	0.01	—	10.01	0.10	1,231	1.60	(f)	5.54	(f)	0.70	(f)	44
Class R6
Year ended 10/31/15	10.00	0.06	(0.26)	(0.20)	(0.13)	9.67	(2.05)	730	1.60	(e)	5.36	(e)	0.63	(e)	45
Year ended 10/31/14(d)	10.00	0.06	(0.06)	0.00	—	10.00	0.00	689	1.60	(f)	5.54	(f)	0.70	(f)	44

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Commencement date of December 17, 2013.
(e)	Ratios are based on average daily net assets (000’s omitted) of $5,983, $26, $10, $6,394, $726 and $713 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Annualized.

35                         Invesco Macro Long/Short Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Macro Long/Short Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Macro Long/Short Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period December 17, 2013 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 23, 2015

Houston, Texas

36                         Invesco Macro Long/Short Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2015 through October 31, 2015.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/15)	Expenses Paid During Period[2]
A	$1,000.00	$946.00	$9.07	$1,015.88	$9.40	1.85%
C	1,000.00	942.00	12.73	1,012.10	13.19	2.60
R	1,000.00	945.00	10.30	1,014.62	10.66	2.10
Y	1,000.00	947.10	7.85	1,017.14	8.13	1.60
R5	1,000.00	947.10	7.85	1,017.14	8.13	1.60
R6	1,000.00	947.10	7.85	1,017.14	8.13	1.60

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2015 through October 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

37                         Invesco Macro Long/Short Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Macro Long/Short Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on
June 9-10, 2015, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2015.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the performance and investment management services provided by Invesco Advisers and the Affiliated Sub-Advisers to a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports form the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Board also receives a report and this independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 10, 2015, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board did not consider Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as the Fund had only one year of performance history and no comparative data was available.

C.	Advisory and Sub-Advisory Fees

The Board considered the advisory fee schedule of the Fund and the contractual fee waivers and/or expense limitations that will be in place for the Fund through February 29, 2016. The Board had no comparative Lipper fee data because the Fund was launched in December 2013.

The Board compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The

38                         Invesco Macro Long/Short Fund

Board noted that the Fund’s rate was the same as the rate of one such mutual fund. The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board noted that Invesco Advisers and its affiliates did not make a profit from managing the Fund as a result of fee and expense waivers. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

39                         Invesco Macro Long/Short Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2015:

Federal and State Income Tax
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	33.13%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

40                         Invesco Macro Long/Short Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			145	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc..

			145	None
[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Macro Long/Short Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	145	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	145	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Chairman, Board of Governors, Western Golf Association	145	Chairman of the Board of Trustees, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			145	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			145	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	145	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	145	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	145	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	145	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	145	None

T-2                         Invesco Macro Long/Short Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	145	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Macro Long/Short Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc..	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company.

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Macro Long/Short Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338                         MLS-AR-1                                                          Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2015

Invesco MLP Fund
Nasdaq:
A: ILPAX ■ C: ILPCX ■ R: ILPRX ■ Y: ILPYX ■ R5: ILPFX ■ R6: ILPQX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    The US economy expanded and unemployment declined throughout the reporting period. Continuing low energy prices benefited consumers, but a strong US dollar crimped corporate profits. The US Federal Reserve signaled that it was increasingly likely to raise interest rates, based on generally positive economic data, but uncertainty remained about when it might act. Overseas, the story was much different. Low energy prices hurt the economies of some oil-producing nations, such as Brazil and Russia. During the reporting period, the European Central

Bank as well as central banks in China and Japan – among other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness.

Investor uncertainty, such as we saw for much of the reporting period – and market volatility, such as we saw at the end of the reporting period – are unfortunate facts of life when it comes to investing. Some investors use these things as excuses to delay saving and investing for their long-term financial goals. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco MLP Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	■	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	■	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco MLP Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2015, Class A shares of Invesco MLP Fund (the Fund), at net asset value (NAV), outperformed the Fund’s style-specific benchmark, the Alerian MLP Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/14 to 10/31/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-28.30%
Class C Shares	-28.78
Class R Shares	-28.48
Class Y Shares	-28.07
Class R5 Shares	-28.07
Class R6 Shares	-28.07
S&P 500 Index▼ (Broad Market Index)	5.20
Alerian MLP Index▼ (Style-Specific Index)	-30.08
Lipper Energy MLP Funds Index¢ (Peer Group Index)	-23.80

Source(s): ▼FactSet Research Systems Inc.; ¢Lipper Inc.

Market conditions and your Fund

While overall global growth remained positive during the fiscal year ended October 31, 2015, there was a material dispersion in growth sustainability across major economies and world regions. The US economy has been trending relatively well, with strong economic growth and lower unemployment despite the pullback in crude oil prices and volatility among equities. China, Japan and the eurozone, however, struggled to deliver a consistent growth pattern and as such, economic stimulus remained necessary. Economic rebalancing and balance sheet repair remained key themes in many world economies and were reflected in below long-term average gross domestic product growth and very modest inflationary pressures.

    In response to weak commodity prices, increased signs of vulnerability in several emerging market economies and deterioration in the high yield fixed income market, the US Federal Reserve decided to wait before raising interest rates. Rates on 10-year US Treasuries ended the reporting period essentially unchanged.

    Overall, domestic equities, as measured by the S&P 500 Index, traded in a relatively tight range for most of the fiscal year. However, in August and September of 2015 equity markets across the globe sold off due to weakness in emerging economies, in part due to persistently low commodity prices. Domestic equities recovered in the final month of the fiscal year, ending the reporting period in positive territory.

    Master limited partnership (MLP) equities experienced steep losses during the fiscal year as a result of the sharp decline in energy prices. Fracturing technology, which allows for the extraction of hydrocarbons from previously uneconomical locations, brought new life to the US energy industry and resulted in substantial growth in oil and gas production. Unexpected supply from Libya and Iraq, as well as the unwillingness by OPEC to cut production, further increased existing supply. Simultaneously, energy demand expectations were reduced as a result of the weakened outlook for global economic growth. These factors led to imbalances in supply and demand, causing energy prices to decline over 40% during the fiscal year, with crude oil falling from $81 to $47 per barrel and natural gas falling from $4.50 to $2.33/per thousand cubic feet.1

    On an absolute basis, Fund holdings in the pipelines and midstream diversified, gathering and processing MLPs and refined products pipelines and terminals sectors were the largest detractors from performance. Natural gas pipelines and storage was the only MLP sector to contribute to Fund performance during the fiscal year.

    At NAV, the Fund outperformed its style-specific benchmark, the Alerian MLP Index, as a result of security selection and market allocation during the fiscal year. In particular, security selection and an underweight position in upstream MLPs, security selection in the pipelines and midstream diversified, and the gathering and processing MLP sectors, as well as a lack of holdings in the coal MLP sector, were the largest contributors to relative Fund performance. Ancillary cash held by the Fund was also beneficial during the reporting period given the declines in MLP equities overall. Security selection in refined products pipelines and terminals and a lack of holdings in the propane MLP sector were the largest relative detractors from Fund performance for the fiscal year.

Portfolio Composition

By MLP sector	% of total net assets

Pipelines & Midstream Diversified	47.2%
Refined Products Pipelines & Terminals	27.8
Gathering & Processing MLP	15.6
Natural Gas Pipelines & Storage	4.2
Non-Traditional (MLP)	1.2
Refinery Logistics	0.6
Money Market Funds Plus Other Assets Less Liabilities	3.4

Top 10 Equity Holdings*
% of total net assets

1.	Enterprise Products Partners L.P.	18.0%
2.	Energy Transfer Partners, L.P.	11.5
3.	Magellan Midstream Partners, L.P.	7.2
4.	Plains All American Pipeline, L.P.	6.0
5.	Buckeye Partners, L.P.	4.3
6.	MarkWest Energy Partners, L.P.	4.0
7.	Williams Partners, L.P.	3.9
8.	Enbridge Energy Partners, L.P.	3.8
9.	Tesoro Logistics L.P.	3.6
10.	Sunoco Logistics Partners L.P.	3.3

Total Net Assets	$4.8 million
Total Number of Holdings*	34

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2015.

4                Invesco MLP Fund

    The Fund’s position in Energy Transfer Partners, which was slightly larger than that of the Alerian MLP Index, and the Fund’s position in Enterprise Products Partners, which was slightly smaller than that of the style-specific benchmark, were the leading detractors from absolute Fund performance given their significant weightings in the Fund. Energy Transfer Partners operates as a pipeline and midstream diversified MLP with exposure to natural gas, natural gas liquids (NGL), crude oil and refined products. Its operations include intrastate and interstate transportation and storage, gathering and processing, NGL transportation and storage, as well as retail sale of gasoline and middle distillates and the operation of convenience stores in 25 states, primarily on the East Coast and in the Midwest. Enterprise Products Partners is one of the largest MLPs. The company has grown through both acquisitions and organic growth opportunities resulting in 49,000 miles of pipelines, 24 natural gas processing plants, 22 NGL and propylene fractionators, strategically placed storage domes as well as NGL import/export terminals along the Houston Ship Channel.

    Buckeye Partners, an MLP focused on crude oil storage that we believed offered a more stable business model given the current environment, was the largest contributor to absolute performance during the fiscal year. Nustar Energy and TC Pipelines, also top contributors to Fund performance, were new holdings purchased near the end of the fiscal year around their 52-week lows.

    During the reporting period, the Fund held an average overweight position in refined products pipelines and terminals, gathering and processing MLPs, and pipelines and midstream diversified MLPs relative to its style-specific benchmark. The Fund held an average underweight position in upstream MLPs, oilfield services, marine MLPs, as well as natural gas pipelines and storage. The Fund lacked exposure to several MLP sectors in which its style-specific benchmark had minor exposure, including non-traditional, propane and coal.

    We believe that the Permian and Marcellus basins remain the strongest basins with drilling economics that are relatively attractive based on our research. Despite recent distribution cuts from upstream MLPs, our expectations for distribution growth among midstream companies remain positive given the contractual nature of existing cash flows, combined with a still-healthy project backlog. In general, the Fund remains focused on companies that exhibit a relatively high fee-based cash flow, have access to a growing asset base through both organic capital expenditures and acquisitions, and operate in what we view to be the most attractive natural resource basins in the US.

    We thank you for your investment in Invesco MLP Fund.

1	Source: Bloomberg Financial LP

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Joe Rodriguez Jr. Portfolio Manager, is lead manager of Invesco MLP Fund. He is Head of Global

Securities with Invesco Real Estate, where he oversees all phases of the unit, including securities research and administration. Mr. Rodriguez joined Invesco in 1990. He earned a BBA in economics and finance and an MBA in finance from Baylor University.

Mark Blackburn Chartered Financial Analyst, Portfolio Manager, is manager of Invesco MLP Fund.

He joined Invesco in 1998. Mr. Blackburn earned a BS in accounting from Louisiana State University and an MBA from Southern Methodist University.

James Cowen Portfolio Manager, is manager of Invesco MLP Fund. He joined Invesco in 2000.

Mr. Cowen earned a Master of Town and Country Planning degree from the University of Manchester and a Master of Philosophy degree in land economy from Cambridge University.

Paul Curbo Chartered Financial Analyst, Portfolio Manager, is manager of Invesco MLP Fund.

He joined Invesco in 1998. Mr. Curbo earned a BBA in finance from The University of Texas at Austin.

Darin Turner Portfolio Manager, is manager of Invesco MLP Fund. He joined Invesco in 2005.

Mr. Turner earned a BBA in finance from Baylor University, an MS in real estate from The University of Texas at Arlington and an MBA specializing in investments from Southern Methodist University.

Ping-Ying Wang Chartered Financial Analyst, Portfolio Manager, is manager of Invesco MLP Fund.

She joined Invesco in 1998. Ms. Wang earned a BS in international finance from the People’s University of China and a PhD in finance from the University of Texas at Dallas.

5                          Invesco MLP Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) Since Inception

Fund and index data from 8/29/14

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

MLP, could result in an MLP being treated as a corporation for US federal income tax purposes, which would result in such MLP being required to pay US federal income tax on its taxable income. The classification of an MLP as a corporation for US federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as a corporation for US federal income tax purposes, it could result in a reduction of the value of the Fund’s investment, and consequently your investment in the Fund and lower income. MLPs taxed as partnerships file a partnership tax return for US federal, state and local income tax purposes and communicate to each investor in such MLP the investor’s allocable share of the MLP’s income, gains, losses, deductions and expenses via a “Schedule K-1.” Each year, the Fund will send you an annual tax statement (Form 1099) to assist you in completing your federal, state and local tax returns. An MLP might need to amend its partnership tax return and, in turn, send amended Schedules K-1 to investors in the MLP, such as the Fund. When necessary, the Fund will send you a corrected Form 1099 to reflect Schedule K-1 information reclassified by an MLP, which could, in turn, require you to amend your federal, state or local tax returns.

■	Non-diversification risk. The Fund is non-diversified and can invest a greater portion of its assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it was a diversified fund.
■	Small- and mid-capitalization risk.
Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Alerian MLP Index is a market-cap weighted, float-adjusted index created to provide a comprehensive benchmark for investors to track the performance of the energy MLP sector. The index components are selected by Alerian, LLC.

continued on page 7

6                          Invesco MLP Fund

Average Annual Total Returns As of 10/31/15, including maximum applicable sales charges

Class A Shares
Inception (8/29/14)	-32.23%
1 Year	-32.21

Class C Shares
Inception (8/29/14)	-29.37%
1 Year	-29.47

Class R Shares
Inception (8/29/14)	-29.05%
1 Year	-28.48

Class Y Shares
Inception (8/29/14)	-28.64%
1 Year	-28.07

Class R5 Shares
Inception (8/29/14)	-28.64%
1 Year	-28.07

Class R6 Shares
Inception (8/29/14)	-28.64%
1 Year	-28.07

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns As of 9/30/15, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (8/29/14)	-38.86%
1 Year	-40.49

Class C Shares
Inception (8/29/14)	-36.08%
1 Year	38.08

Class R Shares
Inception (8/29/14)	-35.77%
1 Year	-37.21

Class Y Shares
Inception (8/29/14)	-35.46%
1 Year	-36.94

Class R5 Shares
Inception (8/29/14)	-35.46%
1 Year	-36.88

Class R6 Shares
Inception (8/29/14)	-35.46%
1 Year	-36.88

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 4.33%, 5.08%, 4.58%, 4.08%, 4.08% and 4.08%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 10.06%, 10.81%, 10.31%, 9.81%, 9.70% and 9.65%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2017. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2017. See current prospectus for more information.

continued from page 6

¢	The Lipper Energy MLP Funds Index is an unmanaged index considered representative of energy MLP funds tracked by Lipper.
¢	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
¢	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

¢	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

7                          Invesco MLP Fund

Invesco MLP Fund’s investment objective is capital appreciation and, secondarily, income.

■	Unless otherwise stated, information presented in this report is as of October 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Active trading risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Deferred tax risk. The Fund is classified for federal tax purposes as a taxable regular corporation or so-called Sub-chapter “C” corporation. As a “C” corporation, the Fund is subject to US federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%) as well as state and local income taxes. The Fund will not benefit from the current favorable federal income tax rates on long term capital gains and Fund income, losses and expenses will not be passed through to the Fund’s shareholders. An investment strategy whereby a fund is taxed as a regular corporation, or “C” corporation, rather than as a regulated investment company for US federal income tax purposes, is a relatively recent strategy for open-end registered investment companies such as the

Fund. This strategy involves complicated accounting, tax, net asset value (NAV) and share valuation aspects that would cause the Fund to differ significantly from most other open-end registered investment companies.

■	Energy infrastructure MLP risk. The Fund will concentrate its investments in the energy sector. Energy infrastructure MLPs are subject to a variety of industry specific risk factors that may adversely affect their business or operations, including a decrease in production or reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing; changes in energy commodity prices; a sustained reduced demand for crude oil, natural gas and refined petroleum products; depletion of the natural gas reserves or other commodities if not replaced; natural disasters, extreme weather and environmental hazards; rising interest rates which could result in a higher cost of capital and drive investors into other investment opportunities; and threats of attack by terrorists on energy assets. Energy infrastructure MLPs are also subject to significant federal, state and local government regulation in various aspects of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for energy infrastructure MLPs.
■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high- quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	MLP risk. An MLP is a public limited partnership or limited liability company. Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities. The risks of investing in an MLP are similar to those of investing in a partnership and include more flexible governance structures, which could result in less protection for investors than investments in a corporation. Investors in an MLP would normally not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.
■	MLP tax risk. MLPs taxed as partnerships do not pay US federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

8                 Invesco MLP Fund

Schedule of Investments

October 31, 2015

	Units	Value
Master Limited Partnerships–96.12%
Gathering & Processing MLP–15.59%
Antero Midstream Partners L.P.	1,113	$26,512
DCP Midstream Partners, L.P.	1,068	30,683
Enable Midstream Partners, L.P.	1,000	12,030
EnLink Midstream Partners L.P.	3,395	58,564
EQT Midstream Partners L.P.	1,876	138,899
MarkWest Energy Partners, L.P.	4,382	191,406
Rice Midstream Partners L.P.	3,161	43,306
Targa Resources Partners L.P.	4,520	135,600
Western Gas Partners L.P.	2,285	116,809
		753,809

Natural Gas Pipelines & Storage–3.68%
Boardwalk Pipeline Partners, L.P.	5,402	69,254
Spectra Energy Partners, L.P.	808	34,857
Tallgrass Energy Partners L.P.	847	36,692
TC Pipelines, L.P.	722	37,298
		178,101

Non-Traditional–1.19%
Calumet Specialty Products Partners, L.P.	2,156	57,522

Pipelines & Midstream Diversified–47.23%
Enbridge Energy Partners, L.P.	6,609	184,655
Energy Transfer Equity, L.P.	1,686	36,333
Energy Transfer Partners, L.P.	12,595	556,195
Enterprise Products Partners L.P.	31,491	870,096
ONEOK Partners, L.P.	4,938	157,177
Plains All American Pipeline, L.P.	9,184	291,317
Williams Partners L.P.	5,576	188,469
		2,284,242

	Units	Value
Refined Products Pipelines & Terminals–27.77%
Buckeye Partners, L.P.	3,065	$207,899
Genesis Energy, L.P.	3,415	137,659
Magellan Midstream Partners, L.P.	5,487	350,125
MPLX L.P.	559	21,684
NGL Energy Partners L.P.	4,139	76,654
NuStar Energy L.P.	1,133	57,386
Phillips 66 Partners L.P.	842	51,059
Rose Rock Midstream L.P.	842	22,810
Sunoco Logistics Partners L.P.	5,539	160,853
Tesoro Logistics L.P.	3,093	173,425
Valero Energy Partners L.P.	1,674	83,683
		1,343,237

Refinery Logistics–0.66%
Shell Midstream Partners, L.P.	940	32,176
Total Master Limited Partnerships (Cost $5,434,636)		4,649,087

	Shares
Common Stocks–0.47%
Natural Gas Pipelines & Storage–0.47%
Spectra Energy Corp. (Cost $22,077)	794	22,684

Money Market Funds–2.68%
Liquid Assets Portfolio–Institutional Class, 0.16%(a)	64,827	64,827
Premier Portfolio–Institutional Class, 0.12%(a)	64,827	64,827
Total Money Market Funds (Cost $129,654)		129,654
TOTAL INVESTMENTS–99.27% (Cost $5,586,367)		4,801,425
OTHER ASSETS LESS LIABILITIES–0.73%		35,174
NET ASSETS–100.00%		$4,836,599

Notes to Schedule of Investments:

(a)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco MLP Fund

Statement of Assets and Liabilities

October 31, 2015

Assets:
Investments, at value (Cost $5,456,713)	$4,671,771
Investments in affiliated money market funds, at value and cost	129,654
Total investments, at value (Cost $5,586,367)	4,801,425
Receivable for:
Investments sold	114,750
Fund shares sold	4,025
Dividends	48,211
Fund expenses absorbed	301,734
Deferred tax asset, net	0
Other assets	28,952
Total assets	5,299,097

Liabilities:
Payable for:
Investments purchased	126,832
Accrued fees to affiliates	1,486
Accrued trustees’ and officers’ fees and benefits	1,538
Accrued other operating expenses	332,642
Total liabilities	462,498
Net assets applicable to shares outstanding	$4,836,599

Net assets consist of:
Shares of beneficial interest	$7,060,228
Undistributed net investment income (loss), net of taxes	(259,541)
Undistributed net realized gain (loss), net of taxes	(1,179,146)
Net unrealized appreciation (depreciation), net of taxes	(784,942)
$4,836,599

Net Assets:
Class A	$2,489,154
Class C	$205,235
Class R	$34,907
Class Y	$2,094,375
Class R5	$6,464
Class R6	$6,464

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	385,676
Class C	31,836
Class R	5,409
Class Y	324,356
Class R5	1,001
Class R6	1,001
Class A:
Net asset value per share	$6.45
Maximum offering price per share
(Net asset value of $6.45 ÷ 94.50%)	$6.83
Class C:
Net asset value and offering price per share	$6.45
Class R:
Net asset value and offering price per share	$6.45
Class Y:
Net asset value and offering price per share	$6.46
Class R5:
Net asset value and offering price per share	$6.46
Class R6:
Net asset value and offering price per share	$6.46

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco MLP Fund

Statement of Operations

For the year ended October 31, 2015

Investment income:
Dividends (net of return of capital distributions of $241,380)	$16,414
Dividends from affiliated money market funds	106
Total investment income	16,520

Expenses:
Advisory fees	49,299
Administrative services fees	50,000
Custodian fees	8,652
Distribution fees:
Class A	6,130
Class C	4,373
Class R	131
Transfer agent fees — A, C, R and Y	5,639
Transfer agent fees — R5	8
Transfer agent fees — R6	8
Trustees’ and officers’ fees and benefits	19,181
Registration and filing fees	108,233
Professional services fees	35,267
Other	25,184
Total expenses, before waivers and taxes	312,105
Less: Fees waived and expenses reimbursed	(240,055)
Net expenses, before taxes	72,050
Net investment income (loss), before taxes	(55,530)
Net tax expense (benefit)	0
Net investment income (loss), net of taxes	(55,530)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(1,150,488)
Net tax expense (benefit)	0
Net realized gain (loss), net of taxes	(1,150,488)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(490,056)
Net tax expense (benefit)	0
Net change in unrealized appreciation (depreciation), net of taxes	(490,056)
Net realized and unrealized gain (loss), net of taxes	(1,640,544)
Net increase (decrease) in net assets resulting from operations	$(1,696,074)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco MLP Fund

Statement of Changes in Net Assets

For the year ended October 31, 2015 and the period August 29, 2014 (commencement date) through October 31, 2014

	October 31, 2015	August 29, 2014 (commencement date) through October 31, 2014
Operations:
Net investment income (loss), net of taxes	$(55,530)	$(4,599)
Net realized gain (loss), net of taxes	(1,150,488)	(28,658)
Change in net unrealized appreciation (depreciation), net of taxes	(490,056)	(294,886)
Net increase (decrease) in net assets resulting from operations	(1,696,074)	(328,143)

Return of capital:
Class A	(89,680)	—
Class C	(10,464)	—
Class R	(890)	—
Class Y	(82,612)	—
Class R5	(320)	—
Class R6	(320)	—
Total Return of Capital	(184,286)	—

Share transactions–net:
Class A	1,427,803	2,054,278
Class C	(1,256,392)	1,815,276
Class R	22,493	22,010
Class Y	1,210,530	1,729,084
Class R5	—	10,010
Class R6	—	10,010
Net increase in net assets resulting from share transactions	1,404,434	5,640,668
Net increase (decrease) in net assets	(475,926)	5,312,525

Net assets:
Beginning of year	5,312,525	—
End of year (includes undistributed net investment income (loss), net of taxes, of $(259,541) and $(9,540), respectively)	$4,836,599	$5,312,525

Notes to Financial Statements

October 31, 2015

NOTE 1—Significant Accounting Policies

Invesco MLP Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is capital appreciation and, secondarily, income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not

12                         Invesco MLP Fund

listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.

13                         Invesco MLP Fund

E.	Master Limited Partnerships — The Fund primarily invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund principally invests in MLPs that derive their revenue primarily from businesses involved in the gathering, transporting, processing, treating, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal (“energy infrastructure MLPs”). The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

The Fund is non-diversified and will concentrate its investments in the energy sector. Energy infrastructure MLPs are subject to a variety of industry specific risk factors that may adversely affect their business or operations, including a decrease in production or reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing; changes in energy commodity prices; a sustained reduced demand for crude oil, natural gas and refined petroleum products; depletion of natural gas reserves or other commodities if not replaced; natural disasters, extreme weather and environmental hazards; rising interest rates, how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. In addition, taxes, government regulation, international politics, price, and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for energy infrastructure MLPs.

MLPs may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.	Return of Capital — Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.
G.	Federal Income Taxes — The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code. The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes and generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations. In addition, as a regular corporation, the Fund may be subject to state and local taxes in jurisdictions in which the MLPs operate. The estimated state tax rate is based on a periodic analysis of the Fund’s holdings. The Fund may also be subject to a federal alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund’s regular federal income tax liability.

Taxes include current and deferred taxes. Current taxes reflect the estimated tax liability of the Fund as of a measurement date based on taxable income. Deferred taxes reflect estimates of (i) taxes on net unrealized gains (losses), which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for tax purposes, and (iii) the net tax benefit of accumulated net operating losses, capital loss carryforwards and other tax attributes.

The Fund’s deferred tax asset (“DTA”) and/or liability balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. A DTA is recognized for temporary book/tax differences, net of unrealized losses, and carryforwards (net operating losses, capital loss carryforward, or tax credits). To the extent the Fund has a DTA, the Fund assesses whether a valuation allowance is required to offset the value of a portion, or all, of the DTA. Prior year ordinary income or capital gains (carrybacks), unrealized net gains, future reversals of existing taxable timing differences, forecast of future profitability (based on historical evidence), potential tax planning strategies, unsettled circumstances, and other evidence is used in determining the valuation allowance. The valuation allowance is reviewed periodically and the Fund may modify its estimates or assumptions regarding the net deferred tax asset or liability balances and any applicable valuation allowance.

The Fund recognizes interest and penalties associated with underpayment of federal and state income taxes, if any, in tax expense.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

H.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
I.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
J.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

14                         Invesco MLP Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1.0 billion	1.00%
Next $1.5 billion	0.95%
Next $2.0 billion	0.93%
Next $3.5 billion	0.91%
Over $8 billion	0.90%

For the year ended October 31, 2015, the effective advisory fees incurred by the Fund was 1.00%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2017. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2015, the Adviser waived advisory fees and reimbursed fund level expenses of $234,400 and reimbursed class level expenses of $2,814, $502, $30, $2,293, $8 and $8 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2015, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2015, IDI advised the Fund that IDI retained $2,188 in front-end sales commissions from the sale of Class A shares and $155 from Class C shares, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

15                         Invesco MLP Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of October 31, 2015, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Taxes and Distributions to Shareholders

Total taxes have been computed by applying the federal statutory tax rate of 34% plus a blended state and other tax rate of 2.73%. The Fund applied this rate to net investment income (loss) and realized and unrealized gains (losses) on investments before taxes in computing its total tax expense (benefit).

The provision for taxes differs from the amount derived from applying the statutory tax rate to net investment income (loss) and realized and unrealized gains (losses) before taxes at period-end as follows:

Provision at statutory rates	$(576,665)	34.00%
State and other taxes, net of federal tax benefit	(30,502)	1.80
Permanent differences, current period	(3,463)	0.20
Valuation allowance	610,630	(36.00)
Total	$0	0.00%

16                         Invesco MLP Fund

Components of the Fund’s Net Deferred Tax Asset at Period-End:

Deferred Tax Assets:
Net operating loss carryforward	$79,795
Capital loss carryforward	248,793
Unrealized gains/losses on investment securities	401,285
Total Deferred Tax Assets	729,873
Valuation allowance	(729,873)
Deferred Tax Asset, Net	$0

The Fund has a capital loss carryforward as of October 31, 2015, of $695,267. Capital losses may be carried forward for 5 years and accordingly, would begin to expire as of October 31, 2019.

The Fund has a federal net operating loss carryforward as of October 31, 2015, of $223,154, which begins to expire in 2034. As of October 31, 2015, the Fund has state net operating losses of approximately $217,972. If not utilized, these net operating losses will expire in various years through October 31, 2035.

At October 31, 2015, based on the net unrealized losses on the Fund’s investment securities, the Fund has recorded a valuation allowance to offset the DTA as the Fund has determined at October 31, 2015 based on historical evidence it is unlikely the DTA will be realized.

Tax Character of Distributions to Shareholders Paid During the Fiscal Year Ended October 31, 2015 and the Period August 29, 2014 (commencement date) through October 31, 2014:

	2015	2014
Return of capital	$184,286	$—

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2015 was $6,559,638 and $5,205,352, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$56,727
Aggregate unrealized (depreciation) of investment securities	(1,230,891)
Net unrealized appreciation (depreciation) of investment securities	$(1,174,164)

Cost of investments for tax purposes is $5,975,589.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of dividends received deduction, on October 31, 2015, undistributed net investment income (loss) was decreased by $10,185 and shares of beneficial interest was increased by $10,185. This reclassification had no effect on the net assets of the Fund.

17                         Invesco MLP Fund

NOTE 9—Share Information

	Summary of Share Activity
	Year ended October 31, 2015(a)		August 29, 2014 (commencement date) through October 31, 2014
	Shares	Amount	Shares	Amount
Sold:
Class A	245,529	$1,973,144	211,398	$2,100,737
Class C	39,161	326,314	191,620	1,891,027
Class R	3,039	21,882	2,289	22,010
Class Y	152,367	1,224,893	174,543	1,734,597
Class R5	—	—	1,001	10,010
Class R6	—	—	1,001	10,010

Issued as reinvestment of dividends:
Class A	5,681	42,918	—	—
Class C	1,176	9,203	—	—
Class R	81	611	—	—
Class Y	2,700	20,473	—	—

Reacquired:
Class A	(72,038)	(588,259)	(4,894)	(46,459)
Class C	(192,021)	(1,591,909)	(8,100)	(75,751)
Class Y	(4,668)	(34,836)	(586)	(5,513)
Net increase in share activity	181,007	$1,404,434	568,272	$5,640,668

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 14% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 47% of the outstanding shares of the Fund are owned by the Adviser.

18                         Invesco MLP Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Year ended October 31,
	2015		2014(a)
Net asset value, beginning of period	$9.35		$10.00
Net investment income (loss)(b)	(0.09)		(0.01)
Net gains (losses) on securities (both realized and unrealized)	(2.51)		(0.64)
Total from investment operations	(2.60)		(0.65)
Less:
Return of capital	(0.30)		—
Net asset value, end of period	$6.45		$9.35
Total return(c)	(28.30)%		(6.50)%
Net assets, end of period (000’s omitted)	$2,489		$1,931
Portfolio turnover rate(d)	107%		5%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements, before taxes	1.50	%(e)	1.49	%(f)
Tax expense (benefit)(g)	0	%(e)	0	%(f)
With fee waivers and/or expense reimbursements, after taxes(g)	1.50	%(e)	1.49	%(f)
Without fee waivers and/or expense reimbursements, after taxes(g)	6.37	%(e)	72.56	%(f)
Ratio of net investment income (loss), before taxes	(1.16	)%(e)	(0.54	)%(f)
Ratio of net investment income (loss), after taxes(h)	(1.16	)%(e)	(0.54	)%(f)

(a)	Commencement date of August 29, 2014.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $2,452.
(f)	Annualized.
(g)	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gains (losses).
(h)	Ratio includes tax expense derived from net investment income (loss) only.

19                         Invesco MLP Fund

NOTE 10—Financial Highlights—(continued)

	Class C
	Year ended October 31,
	2015		2014(a)
Net asset value, beginning of period	$9.34		$10.00
Net investment income (loss)(b)	(0.16)		(0.02)
Net gains (losses) on securities (both realized and unrealized)	(2.49)		(0.64)
Total from investment operations	(2.65)		(0.66)
Less:
Return of capital	(0.24)		—
Net asset value, end of period	$6.45		$9.34
Total return(c)	(28.78)%		(6.60)%
Net assets, end of period (000’s omitted)	$205		$1,713
Portfolio turnover rate(d)	107%		5%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements, before taxes	2.25	%(e)	2.24	%(f)
Tax expense (benefit)(g)	0	%(e)	0	%(f)
With fee waivers and/or expense reimbursements, after taxes(g)	2.25	%(e)	2.24	%(f)
Without fee waivers and/or expense reimbursements, after taxes(g)	7.12	%(e)	73.31	%(f)
Ratio of net investment income (loss), before taxes	(1.91	)%(e)	(1.29	)%(f)
Ratio of net investment income (loss), after taxes(h)	(1.91	)%(e)	(1.29	)%(f)

(a)	Commencement date of August 29, 2014.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $437.
(f)	Annualized.
(g)	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gains (losses).
(h)	Ratio includes tax expense derived from net investment income (loss) only.

20                         Invesco MLP Fund

NOTE 10—Financial Highlights—(continued)

	Class R
	Year ended October 31,
	2015		2014(a)
Net asset value, beginning of period	$9.35		$10.00
Net investment income (loss)(b)	(0.11)		(0.01)
Net gains (losses) on securities (both realized and unrealized)	(2.51)		(0.64)
Total from investment operations	(2.62)		(0.65)
Less:
Return of capital	(0.28)		—
Net asset value, end of period	$6.45		$9.35
Total return(c)	(28.48)%		(6.50)%
Net assets, end of period (000’s omitted)	$35		$21
Portfolio turnover rate(d)	107%		5%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements, before taxes	1.75	%(e)	1.74	%(f)
Tax expense (benefit)(g)	0	%(e)	0	%(f)
With fee waivers and/or expense reimbursements, after taxes(g)	1.75	%(e)	1.74	%(f)
Without fee waivers and/or expense reimbursements, after taxes(g)	6.62	%(e)	72.80	%(f)
Ratio of net investment income (loss), before taxes	(1.41	)%(e)	(0.79	)%(f)
Ratio of net investment income (loss), after taxes(h)	(1.41	)%(e)	(0.79	)%(f)

(a)	Commencement date of August 29, 2014.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $26.
(f)	Annualized.
(g)	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gains (losses).
(h)	Ratio includes tax expense derived from net investment income (loss) only.

21                         Invesco MLP Fund

NOTE 10—Financial Highlights—(continued)

	Class Y
	Year ended October 31,
	2015		2014(a)
Net asset value, beginning of period	$9.36		$10.00
Net investment income (loss)(b)	(0.07)		(0.01)
Net gains (losses) on securities (both realized and unrealized)	(2.51)		(0.63)
Total from investment operations	(2.58)		(0.64)
Less:
Return of capital	(0.32)		—
Net asset value, end of period	$6.46		$9.36
Total return(c)	(28.07)%		(6.40)%
Net assets, end of period (000’s omitted)	$2,094		$1,628
Portfolio turnover rate(d)	107%		5%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements, before taxes	1.25	%(e)	1.24	%(f)
Tax expense (benefit)(g)	0	%(e)	0	%(f)
With fee waivers and/or expense reimbursements, after taxes(g)	1.25	%(e)	1.24	%(f)
Without fee waivers and/or expense reimbursements, after taxes(g)	6.12	%(e)	72.31	%(f)
Ratio of net investment income (loss), before taxes	(0.91	)%(e)	(0.29	)%(f)
Ratio of net investment income (loss), after taxes(h)	(0.91	)%(e)	(0.29	)%(f)

(a)	Commencement date of August 29, 2014.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $1,998.
(f)	Annualized.
(g)	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gains (losses).
(h)	Ratio includes tax expense derived from net investment income (loss) only.

22                         Invesco MLP Fund

NOTE 10—Financial Highlights—(continued)

	Class R5
	Year ended October 31,
	2015		2014(a)
Net asset value, beginning of period	$9.36		$10.00
Net investment income (loss)(b)	(0.07)		(0.01)
Net gains (losses) on securities (both realized and unrealized)	(2.51)		(0.63)
Total from investment operations	(2.58)		(0.64)
Less:
Return of capital	(0.32)		—
Net asset value, end of period	$6.46		$9.36
Total return(c)	(28.07)%		(6.40)%
Net assets, end of period (000’s omitted)	$6		$9
Portfolio turnover rate(d)	107%		5%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements, before taxes	1.25	%(e)	1.24	%(f)
Tax expense (benefit)(g)	0	%(e)	0	%(f)
With fee waivers and/or expense reimbursements, after taxes(g)	1.25	%(e)	1.24	%(f)
Without fee waivers and/or expense reimbursements, after taxes(g)	6.10	%(e)	72.28	%(f)
Ratio of net investment income (loss), before taxes	(0.91	)%(e)	(0.29	)%(f)
Ratio of net investment income (loss), after taxes(h)	(0.91	)%(e)	(0.29	)%(f)

(a)	Commencement date of August 29, 2014.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $8.
(f)	Annualized.
(g)	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gains (losses).
(h)	Ratio includes tax expense derived from net investment income (loss) only.

23                         Invesco MLP Fund

NOTE 10—Financial Highlights—(continued)

	Class R6
	Year ended October 31,
	2015		2014(a)
Net asset value, beginning of period	$9.36		$10.00
Net investment income (loss)(b)	(0.07)		(0.01)
Net gains (losses) on securities (both realized and unrealized)	(2.51)		(0.63)
Total from investment operations	(2.58)		(0.64)
Less:
Return of capital	(0.32)		—
Net asset value, end of period	$6.46		$9.36
Total return(c)	(28.07)%		(6.40)%
Net assets, end of period (000’s omitted)	$6		$9
Portfolio turnover rate(d)	107%		5%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements, before taxes	1.25	%(e)	1.24	%(f)
Tax expense (benefit)(g)	0	%(e)	0	%(f)
With fee waivers and/or expense reimbursements, after taxes(g)	1.25	%(e)	1.24	%(f)
Without fee waivers and/or expense reimbursements, after taxes(g)	6.10	%(e)	72.23	%(f)
Ratio of net investment income (loss), before taxes	(0.91	)%(e)	(0.29	)%(f)
Ratio of net investment income (loss), after taxes(h)	(0.91	)%(e)	(0.29	)%(f)

(a)	Commencement date of August 29, 2014.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $8.
(f)	Annualized.
(g)	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gains (losses).
(h)	Ratio includes tax expense derived from net investment income (loss) only.

24                         Invesco MLP Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco MLP Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco MLP Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period August 29, 2014 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 23, 2015

Houston, Texas

25                         Invesco MLP Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2015 through October 31, 2015.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/15)	Expenses Paid During Period[2]
A	$1,000.00	$758.30	$6.65	$1,017.64	$7.63	1.50%
C	1,000.00	756.20	9.95	1,013.88	11.41	2.25
R	1,000.00	757.30	7.74	1,016.40	8.88	1.75
Y	1,000.00	760.50	5.53	1,018.92	6.35	1.25
R5	1,000.00	760.50	5.53	1,018.92	6.35	1.25
R6	1,000.00	760.50	5.53	1,018.92	6.35	1.25

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2015 through October 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

26                         Invesco MLP Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco MLP Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 9-10, 2015, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2015.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the performance and investment management services provided by Invesco Advisers and the Affiliated Sub-Advisers to a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Board also receives a report and this independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 10, 2015, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Evaluation of Investment Advisory and Sub-Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment

process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board noted that the Fund recently began operations and that no comparative performance data was available.

C.	Advisory and Sub-Advisory Fees

The Board noted that the Fund had not been in operation long enough to become profitable and that Invesco Advisers was continuing to take entrepreneurial risk in operating the Fund.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 29, 2016 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts with investment strategies comparable to those of the Fund.

27                         Invesco MLP Fund

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board noted that although Invesco Advisers received a minimal amount of revenues from advising the Fund, Invesco Advisers and its subsidiaries did not make a profit from managing the Fund. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

28                         Invesco MLP Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			145	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc..

			145	None
[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco MLP Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	145	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	145	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Chairman, Board of Governors, Western Golf Association	145	Chairman of the Board of Trustees, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			145	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			145	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	145	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	145	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	145	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	145	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	145	None

T-2                         Invesco MLP Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	145	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco MLP Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc..	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company.

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco MLP Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	MLP-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2015

Invesco Pacific Growth Fund
Nasdaq:
A: TGRAX ■ B: TGRBX ■ C: TGRCX ■ R: TGRRX ■ Y: TGRDX ■ R5: TGRSX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    The US economy expanded and unemployment declined throughout the reporting period. Continuing low energy prices benefited consumers, but a strong US dollar crimped corporate profits. The US Federal Reserve signaled that it was increasingly likely to raise interest rates, based on generally positive economic data, but uncertainty remained about when it might act. Overseas, the story was much different. Low energy prices hurt the economies of some oil-producing nations, such as Brazil and Russia. During the reporting period, the European Central

Bank as well as central banks in China and Japan – among other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness.

    Investor uncertainty, such as we saw for much of the reporting period – and market volatility, such as we saw at the end of the reporting period – are unfortunate facts of life when it comes to investing. Some investors use these things as excuses to delay saving and investing for their long-term financial goals. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

    Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2 Invesco Pacific Growth Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Pacific Growth Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2015, Class A shares of Invesco Pacific Growth Fund (the Fund), at net asset value (NAV), outperformed the MSCI All Country Asia Pacific Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/14 to 10/31/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-1.92%
Class B Shares	-2.65
Class C Shares	-2.60
Class R Shares	-2.14
Class Y Shares	-1.67
Class R5 Shares	-1.51
MSCI EAFE Index▼ (Broad Market Index)	-0.07
MSCI All Country Asia Pacific Index▼ (Style-Specific Index)	-2.91
Lipper Pacific Region Funds Index¢ (Peer Group Index)	-3.03

Source(s): ▼FactSet Research Systems Inc.; ¢Lipper Inc.

Market conditions and your Fund

International markets experienced increased volatility during the fiscal year ended October 31, 2015, driven largely by the continued slowdown in energy markets and the economic downturn in China. Developed markets were generally able to withstand these headwinds, even as more fragile emerging markets began to falter.

    Economic growth continued to decelerate across the Asia Pacific region over the reporting period. Domestic Asian economies were not robust enough to offset weakness in commodities and exports, and both revenue and earnings expectations for many companies in the region were adjusted downward over the reporting period.

    Early in the fiscal year, monetary policy easing caused many markets to rise, including China, India, South Korea, the Philippines and Indonesia. Most of these gains were wiped out in the third quarter of 2015 as falling commodity prices, disappointing earnings and weakening currencies plagued the region.

    In the summer of 2015, Asian economies were particularly volatile as fears of a potential economic slowdown in China dominated headlines. The combination of a slowing Chinese economy, a sharp sell-off in domestic Chinese equities and the devaluation of China’s currency, the renminbi, contributed to a strong correction in global equity markets. Emerging markets, in particular, were hard hit by events in China and by continued weak commodity prices – as well as by the US Federal Reserve’s decision to delay raising interest rates, which increased investor uncertainty and market volatility.

    Despite a rough start to the reporting period amid poor domestic economic readings and concerns over negative consequences of the end of US quantitative easing, Japanese equities posted a gain for the fiscal year. While Japan was not immune to the headwinds markets faced during the reporting period, it outperformed its Asia ex-Japan peers as investors rotated from emerging to developed market assets. In the fourth quarter of 2014, markets were boosted when the Bank of Japan initiated a sizeable expansion in its monetary easing measures and decided to delay a scheduled tax hike. Equities were also helped by investors’ expectations that Japanese corporate earnings would grow faster due to significant improvement in corporate governance. The Japanese yen depreciated mildly during the reporting period while many other currencies in the region declined sharply.

    On a geographic basis, positive stock selection in South Korea was the leading contributor to both absolute and relative Fund performance. Stock selection in India and Australia contributed to relative outperformance versus the MSCI All Country Asia Pacific Index, as well. Underweight exposure versus the style-specific benchmark in Hong Kong also helped relative performance.

    In contrast, negative stock selection and minor underweight exposure to Japan were the leading detractors from relative performance versus the style-specific benchmark. Overweight exposure in the slumping Chinese and Indonesian markets also detracted from relative results.

    At the sector level, stock selection and overweight exposure in the consumer discretionary sector led relative outperformance versus the MSCI All Country Asia Pacific Index. South Korean kitchen and interior furniture manufacturer, Hanssem, was the largest contributor to Fund performance during the reporting period. The company’s stock price rose late in the reporting period as

Portfolio Composition
By sector	% of total net assets

Industrials	20.1%
Financials	18.2
Information Technology	15.3
Consumer Discretionary	14.9
Consumer Staples	9.8
Health Care	8.0
Utilities	5.6
Telecommunications Services	3.3
Materials	1.4
Energy	1.3
Money Market Funds Plus Other Assets Less Liabilities	2.1

Top 10 Equity Holdings*
% of total net assets

1.	Tencent Holdings Ltd.	4.0%
2.	AIA Group Ltd.	3.8
3.	Westpac Banking Corp.	3.1
4.	Maruti Suzuki India Ltd.	2.9
5.	APA group	2.8
6.	Taiwan Semiconductor Manufacturing Co. Ltd.	2.7
7.	Nongshim Co., Ltd.	2.5
8.	Bumrungrad Hospital PCL	2.5
9.	AMOREPACIFIC Group	2.5
10.	Bank of China ltd. - Class H	2.4

Total Net Assets	$75.6 million

Total Number of Holdings*	56

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2015.

4 Invesco Pacifc Growth Fund

the company was chosen as the official sponsor of the furniture sector for the Military World Games. We sold the holding before the reporting period ended. Bharat Forge, an Indian engineering company that manufactures safety components for automotive and non-automotive sectors, was also a leading contributor to Fund performance during the reporting period.

    Stock selection and overweight exposure in the consumer staples sector also contributed to relative performance. South Korean food manufacturer, Ottogi was the leading contributor to Fund performance within the sector. Ottogi produces more than 2,000 food and drink products, including instant noodles, cooking oil, tempura flour, canned food, mayonnaise, ketchup, vinegar and others. The company was boosted in the summer of 2015 when it began building a large processing plant in Vietnam.

    Despite being a detractor from absolute performance during the reporting period, underweight exposure to the weakened energy sector, the worst-performing sector in the style-specific index during the fiscal year, was also a contributor to relative performance. The Fund benefited from its minimal exposure in the sector as energy prices dropped sharply during the reporting period and several companies within the style-specific index declined significantly.

    Conversely, stock selection in the information technology sector was the leading detractor from Fund performance versus the style-specific index. Largan Precision, a technology company based in Tai-wan, was the leading detractor from relative performance in the sector. The company provides optical lenses and lens sets for electronic equipment. Largan Precision is a key supplier for Apple (not a Fund holding) and the company was negatively affected by a report released showing lower-than-expected July sales results and a weaker outlook for Apple. Yaskawa Electric, a manufacturer of servomotors and industrial robots in Japan, was also a detractor from Fund performance during the reporting period. We sold the holding before the reporting period ended.

    Stock selection in the telecommunication services sector was also a detractor from relative performance versus the style-specific index. Telstra, one of the leading telecommunication companies in Australia, was the largest detractor from relative performance in the sector. The company’s share price fell during the reporting period as economic concerns in Australia weighed on investors. Stock selection in the financials sector detracted from relative performance, as well.

    During the reporting period, the Fund decreased its number of holdings from roughly 150 to 61 companies that were held in high conviction. With a more cautious outlook toward emerging markets amid a stronger US dollar, we have reduced our exposure to Asia ex-Japan and rotated to Japan, where monetary policy easing and enhanced corporate governance is supporting corporate earnings.

    We continue to look for stocks that have a competitive edge to successfully expand businesses in the long term, and stocks with positive fundamentals and prospects that have not been priced across a broad range of sectors.

    We thank you for your continued investment in Invesco Pacific Growth Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Paul Chan Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Pacific Growth Fund. He joined Invesco in 2001. Mr. Chan earned a BS in economics from the University of Manitoba.
Daiji Ozawa Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Pacific Growth Fund. He joined Invesco in 2010. Mr. Ozawa earned a BA in political science from Waseda University.

5                          Invesco Pacific Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/05

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

■	The MSCI EAFE® Index is an un- managed index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which with-holds applicable taxes for non-resident investors.
■	The MSCI All Country Asia Pacific Index is an unmanaged index considered representative of Pacific region stock markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
■	The Lipper Pacific Region Funds Index is an unmanaged index considered representative of Pacific region funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6 Invesco Pacific Growth Fund

Average Annual Total Returns

As of 10/31/15, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	1.50%
10 Years	4.55
5 Years	1.38
1 Year	-7.33

Class B Shares
Inception (11/30/90)	4.52%
10 Years	4.51
5 Years	1.40
1 Year	-7.51

Class C Shares
Inception (7/28/97)	1.08%
10 Years	4.38
5 Years	1.81
1 Year	-3.57

Class R Shares
Inception (3/31/08)	0.80%
5 Years	2.27
1 Year	-2.14

Class Y Shares
Inception (7/28/97)	2.06%
10 Years	5.41
5 Years	2.79
1 Year	-1.67

Class R5 Shares
10 Years	5.33%
5 Years	2.90
1 Year	-1.51

Effective June 1, 2010, Class A, Class B, Class C, Class R, Class W and Class I shares of the predecessor fund, Morgan Stanley Pacific Growth Fund Inc., advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C, Class R, Class A and Class Y shares, respectively, of Invesco Pacific Growth Fund. Returns shown above for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Pacific Growth Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 23, 2011. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may

Average Annual Total Returns
As of 9/30/15, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	1.25%
10 Years	3.74
5 Years	0.90
1 Year	-9.50

Class B Shares
Inception (11/30/90)	4.34%
10 Years	3.70
5 Years	0.90
1 Year	-9.71

Class C Shares
Inception (7/28/97)	0.83%
10 Years	3.57
5 Years	1.32
1 Year	-5.94

Class R Shares
Inception (3/31/08)	0.20%
5 Years	1.79
1 Year	-4.49

Class Y Shares
Inception (7/28/97)	1.81%
10 Years	4.60
5 Years	2.30
1 Year	-3.98

Class R5 Shares
10 Years	4.51%
5 Years	2.40
1 Year	-3.86

be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Class R5 shares was 1.78%, 2.54%, 2.54%, 2.04%, 1.54% and 1.38%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7 Invesco Pacific Growth Fund

Invesco Pacific Growth Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of October 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.
■	Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Active trading risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.
■	Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Geographic focus risk. From time to time the Fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If the Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.
■	Growth investing risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Preferred securities risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.
■	Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

8 Invesco Pacific Growth Fund

Schedule of Investments

October 31, 2015

	Shares	Value
Common Stocks & Other Equity Interests–97.95%
Australia–8.87%
APA Group	317,310	$2,081,719
Sydney Airport	186,216	856,499
Telstra Corp. Ltd.	337,327	1,298,959
Westpac Banking Corp.	105,858	2,368,793
Westpac Banking Corp.(a)	4,603	99,949
		6,705,919

China–13.88%
Bank of China Ltd.–Class H	3,786,000	1,783,244
Beijing Capital International Airport Co. Ltd.–Class H	1,574,000	1,685,876
China Animal Healthcare Ltd.(a)	349,000	117,075
China Mobile Ltd.	102,500	1,219,354
CNOOC Ltd.	862,000	980,416
Guangdong Investment Ltd.	1,202,000	1,689,692
Tencent Holdings Ltd.	160,700	3,015,884
		10,491,541

Hong Kong–3.75%
AIA Group Ltd.	485,400	2,834,400
Henderson Land Development Co. Ltd.	101	637
		2,835,037

India–6.70%
Axis Bank Ltd.	210,854	1,530,630
Bajaj Finance Ltd.	16,848	1,344,771
Maruti Suzuki India Ltd.	32,224	2,191,335
		5,066,736

Indonesia–2.38%
PT Perusahaan Gas Negara Persero Tbk	2,014,200	438,646
PT Unilever Indonesia Tbk	502,300	1,355,697
		1,794,343

Japan–43.15%
AIDA ENGINEERING, LTD.	137,100	1,300,732
Astellas Pharma Inc.	90,600	1,309,770
Daicel Corp.	78,000	1,026,194
Daikin Industries, Ltd.	19,900	1,274,065
Daiwa House Industry Co., Ltd.	56,200	1,467,382
FUKUSHIMA INDUSTRIES CORP.	67,100	1,455,093
Gulliver International Co., Ltd.(b)	65,300	654,169
Hitachi High-Technologies Corp.	37,700	1,011,009
K’s Holdings Corp.	40,700	1,433,599
Konoike Transport Co., Ltd.	100,100	1,237,675
Maeda Road Construction Co., Ltd.	71,000	1,292,870
Mitsubishi Corp.	56,200	1,018,095
Mitsubishi UFJ Financial Group, Inc.	207,800	1,343,694
Nidec Corp.	15,500	1,164,616
Nifco Inc.	28,900	1,111,759
OMRON Corp.	38,000	1,253,429

	Shares	Value
Japan–(continued)
Otsuka Corp.	32,700	$1,578,762
Relo Holdings, Inc.	9,400	1,000,187
Resorttrust, Inc.	44,300	1,135,196
SCSK Corp.	30,900	1,183,556
Sekisui Chemical Co., Ltd.	133,000	1,562,961
Seria Co., Ltd.	11,100	470,264
Seven & i Holdings Co., Ltd.	29,300	1,324,005
Shimamura Co., Ltd.	11,100	1,242,837
Temp Holdings Co. Ltd.	67,500	1,005,548
Tsubakimoto Chain Co.	179,000	1,306,207
Yamaha Motor Co., Ltd.	64,800	1,451,919
		32,615,593

Singapore–2.11%
Singapore Post Ltd.	1,180,100	1,596,323

South Korea–9.92%
AMOREPACIFIC Group	13,299	1,861,830
Green Cross Corp.	6,067	958,661
Nongshim Co., Ltd.	5,942	1,914,739
Ottogi Corp.	1,079	987,971
Yuhan Corp.	7,188	1,775,740
		7,498,941

Taiwan–4.69%
Largan Precision Co., Ltd.	20,000	1,538,508
Taiwan Semiconductor Manufacturing Co. Ltd.	477,143	2,008,540
		3,547,048

Thailand–2.50%
Bumrungrad Hospital PCL	313,200	1,892,239
Total Common Stocks & Other Equity Interests (Cost $69,727,956)		74,043,720

Money Market Funds–1.62%
Liquid Assets Portfolio–Institutional Class, 0.16%(c)	613,598	613,598
Premier Portfolio–Institutional Class, 0.12%(c)	613,598	613,598
Total Money Market Funds (Cost $1,227,196)		1,227,196
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.57% (Cost $70,955,152)		75,270,916

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Fund–0.69%
Liquid Assets Portfolio–Institutional Class (Cost $521,274), 0.16%(c)(d)	521,274	521,274
TOTAL INVESTMENTS–100.26% (Cost $71,476,426)		75,792,190
OTHER ASSETS LESS LIABILITIES–(0.26)%		(196,892)
NET ASSETS–100.00%		$75,595,298

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Pacific Growth Fund

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2015.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Pacific Growth Fund

Statement of Assets and Liabilities

October 31, 2015

Assets:
Investments, at value (Cost $69,727,956)*	$74,043,720
Investments in affiliated money market funds, at value and cost	1,748,470
Total investments, at value (Cost $71,476,426)	75,792,190
Foreign currencies, at value (Cost $190,537)	190,724
Receivable for:
Fund shares sold	152,197
Dividends	339,538
Investment for trustee deferred compensation and retirement plans	37,727
Other assets	23,227
Total assets	76,535,603

Liabilities:
Payable for:
Fund shares reacquired	69,048
Collateral upon return of securities loaned	521,274
Accrued foreign taxes	59,004
Accrued fees to affiliates	113,551
Accrued trustees’ and officers’ fees and benefits	1,495
Accrued other operating expenses	74,868
Trustee deferred compensation and retirement plans	101,065
Total liabilities	940,305
Net assets applicable to shares outstanding	$75,595,298

Net assets consist of:
Shares of beneficial interest	$86,314,286
Undistributed net investment income	(103,879)
Undistributed net realized gain (loss)	(14,927,052)
Net unrealized appreciation	4,311,943
$75,595,298

Net Assets:
Class A	$66,599,138
Class B	$271,632
Class C	$4,879,864
Class R	$245,291
Class Y	$3,586,603
Class R5	$12,770

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	2,771,839
Class B	12,096
Class C	216,907
Class R	10,297
Class Y	146,943
Class R5	523
Class A:
Net asset value per share	$24.03
Maximum offering price per share
(Net asset value of $24.03 ÷ 94.50%)	$25.43
Class B:
Net asset value and offering price per share	$22.46
Class C:
Net asset value and offering price per share	$22.50
Class R:
Net asset value and offering price per share	$23.82
Class Y:
Net asset value and offering price per share	$24.41
Class R5:
Net asset value and offering price per share	$24.42

*	At October 31, 2015, securities with an aggregate value of $498,016 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Pacific Growth Fund

Statement of Operations

For the year ended October 31, 2015

Investment income:
Dividends (net of foreign withholding taxes of $132,015)	$1,583,961
Dividends from affiliated money market funds (includes securities lending income of $2,731)	3,481
Total investment income	1,587,442

Expenses:
Advisory fees	692,295
Administrative services fees	50,000
Custodian fees	85,024
Distribution fees:
Class A	172,576
Class B	3,551
Class C	50,686
Class R	1,535
Transfer agent fees	176,164
Transfer agent fees — R5	10
Trustees’ and officers’ fees and benefits	28,292
Other	188,908
Total expenses	1,449,041
Less: Fees waived and expense offset arrangement(s)	(1,869)
Net expenses	1,447,172
Net investment income	140,270

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $128,221)	3,033,235
Foreign currencies	(429,783)
2,603,452
Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes on holdings of $81,444)	(4,672,886)
Foreign currencies	110,600
(4,562,286)
Net realized and unrealized gain (loss)	(1,958,834)
Net increase (decrease) in net assets resulting from operations	$(1,818,564)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Pacific Growth Fund

Statement of Changes in Net Assets

For the years ended October 31, 2015 and 2014

	2015	2014
Operations:
Net investment income	$140,270	$469,064
Net realized gain	2,603,452	6,523,096
Change in net unrealized appreciation (depreciation)	(4,562,286)	(3,830,874)
Net increase (decrease) in net assets resulting from operations	(1,818,564)	3,161,286

Distributions to shareholders from net investment income:
Class A	(82,200)	(1,136,339)
Class B	—	(6,423)
Class C	—	(37,052)
Class R	—	(3,682)
Class Y	(11,222)	(57,092)
Class R5	(67)	(228)
Total distributions from net investment income	(93,489)	(1,240,816)

Share transactions–net:
Class A	(5,325,439)	(7,943,838)
Class B	(199,876)	(411,438)
Class C	440,928	(506,174)
Class R	(94,501)	44,765
Class Y	809,820	(435,625)
Net increase (decrease) in net assets resulting from share transactions	(4,369,068)	(9,252,310)
Net increase (decrease) in net assets	(6,281,121)	(7,331,840)

Net assets:
Beginning of year	81,876,419	89,208,259
End of year (includes undistributed net investment income of $(103,879) and $(381,825), respectively)	$75,595,298	$81,876,419

Notes to Financial Statements

October 31, 2015

NOTE 1—Significant Accounting Policies

Invesco Pacific Growth Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Class R5. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded.

13                         Invesco Pacific Growth Fund

Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

14                         Invesco Pacific Growth Fund

D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for

15                         Invesco Pacific Growth Fund

physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1 billion	0.87%
Next $1 billion	0.82%
Over $2 billion	0.77%

For the year ended October 31, 2015, the effective advisory fees incurred by the Fund was 0.87%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2016, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Class R5 shares to 2.25%, 3.00%, 3.00%, 2.50%, 2.00% and 2.00%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2015, the Adviser waived advisory fees of $1,644.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares; (3) Class C — up to 1.00% of the average daily net assets of Class C shares; and (4) Class R — up to 0.50% of the average daily net assets of Class R shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI, may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.

For the year ended October 31, 2015, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2015, IDI advised the Fund that IDI retained $4,917 in front-end sales commissions from the sale of Class A shares and $243 and $46 from Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

16                         Invesco Pacific Growth Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended October 31, 2015, there were transfers from Level 1 to Level 2 of $11,079,130 and from Level 2 to Level 1 of $5,264,075, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$6,705,919	$—	$—	$6,705,919
China	—	10,374,466	117,075	10,491,541
Hong Kong	—	2,835,037	—	2,835,037
India	—	5,066,736	—	5,066,736
Indonesia	—	1,794,343	—	1,794,343
Japan	—	32,615,593	—	32,615,593
Singapore	1,596,323	—	—	1,596,323
South Korea	—	7,498,941	—	7,498,941
Taiwan	—	3,547,048	—	3,547,048
Thailand	—	1,892,239	—	1,892,239
United States	1,748,470	—	—	1,748,470
Total Investments	$10,050,712	$65,624,403	$117,075	$75,792,190

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2015, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $225.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

17                         Invesco Pacific Growth Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2015 and 2014:

	2015	2014
Ordinary income	$93,489	$1,240,816

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$(4,604)
Net unrealized appreciation — investments	4,183,506
Net unrealized appreciation (depreciation) — other investments	(3,821)
Temporary book/tax differences	(99,275)
Capital loss carryforward	(14,794,794)
Shares of beneficial interest	86,314,286
Total net assets	$75,595,298

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term		Total
October 31, 2016	$295,867		$—	$295,867
October 31, 2017	14,498,927		—	14,498,927
	$14,794,794	$		$14,794,794

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2015 was $105,821,400 and $105,674,202, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$6,864,462
Aggregate unrealized (depreciation) of investment securities	(2,680,956)
Net unrealized appreciation of investment securities	$4,183,506

Cost of investments for tax purposes is $71,608,684.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, net operating loss and passive foreign investment companies, on October 31, 2015, undistributed net investment income was increased by $231,165, undistributed net realized gain (loss) was decreased by $764 and shares of beneficial interest was decreased by $230,401. This reclassification had no effect on the net assets of the Fund.

18                         Invesco Pacific Growth Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended October 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Class A	342,880	$8,510,509	133,449	$3,122,847
Class B	1,080	24,936	922	20,231
Class C	98,266	2,337,682	14,602	327,536
Class R	5,689	141,656	12,584	306,742
Class Y	161,849	4,107,733	107,353	2,570,104

Issued as reinvestment of dividends:
Class A	3,049	70,381	43,353	991,482
Class B	—	—	261	5,649
Class C	—	—	1,529	33,187
Class R	—	—	153	3,472
Class Y	450	10,535	2,362	54,770

Automatic conversion of Class B shares to Class A shares:
Class A	6,968	169,471	12,179	283,842
Class B	(7,427)	(169,471)	(12,895)	(283,842)

Reacquired:
Class A	(578,288)	(14,075,800)	(524,772)	(12,342,009)
Class B	(2,389)	(55,341)	(7,007)	(153,476)
Class C	(82,173)	(1,896,754)	(39,409)	(866,897)
Class R	(9,528)	(236,157)	(11,043)	(265,449)
Class Y	(133,611)	(3,308,448)	(126,963)	(3,060,499)
Net increase (decrease) in share activity	(193,185)	$(4,369,068)	(393,342)	$(9,252,310)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 64% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19                         Invesco Pacific Growth Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period(b)	Total return(c)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Year ended 10/31/15	$24.51	$0.05	$(0.50)	$(0.45)	$(0.03)	$24.03	(1.84)%		$66,599	1.78	%(e)	1.78	%(e)	0.21	%(e)	137%
Year ended 10/31/14	23.90	0.14	0.82	0.96	(0.35)	24.51	4.10	(f)	73,457	1.77	(f)	1.77	(f)	0.60	(f)	63
Year ended 10/31/13	20.05	0.12	3.83	3.95	(0.10)	23.90	19.76		79,672	1.81		1.81		0.56		87
Year ended 10/31/12	20.05	0.15	0.20	0.35	(0.35)	20.05	1.81		74,319	1.79		1.79		0.76		101
Year ended 10/31/11	22.21	0.23	(2.20)	(1.97)	(0.19)	20.05	(8.95)		83,779	1.68		1.68		1.03		109
Class B
Year ended 10/31/15	23.05	(0.12)	(0.47)	(0.59)	—	22.46	(2.56)		272	2.53	(e)	2.53	(e)	(0.54	)(e)	137
Year ended 10/31/14	22.49	(0.04)	0.77	0.73	(0.17)	23.05	3.28		480	2.53		2.53		(0.16)		63
Year ended 10/31/13	18.92	(0.04)	3.61	3.57	—	22.49	18.87		889	2.56		2.56		(0.19)		87
Year ended 10/31/12	18.91	(0.00)	0.20	0.20	(0.19)	18.92	1.09		1,847	2.55		2.55		(0.00)		101
Year ended 10/31/11	20.97	0.06	(2.08)	(2.02)	(0.04)	18.91	(9.68)		4,376	2.43		2.43		0.28		109
Class C
Year ended 10/31/15	23.09	(0.12)	(0.47)	(0.59)	—	22.50	(2.55)		4,880	2.53	(e)	2.53	(e)	(0.54	)(e)	137
Year ended 10/31/14	22.53	(0.03)	0.76	0.73	(0.17)	23.09	3.28	(f)	4,638	2.52	(f)	2.52	(f)	(0.15	)(f)	63
Year ended 10/31/13	18.95	(0.04)	3.62	3.58	—	22.53	18.89		5,049	2.56		2.56		(0.19)		87
Year ended 10/31/12	18.94	0.02	0.19	0.21	(0.20)	18.95	1.15	(f)	4,624	2.46	(f)	2.46	(f)	0.09	(f)	101
Year ended 10/31/11	20.99	0.07	(2.08)	(2.01)	(0.04)	18.94	(9.62	)(f)	5,572	2.39	(f)	2.39	(f)	0.32	(f)	109
Class R
Year ended 10/31/15	24.33	(0.01)	(0.50)	(0.51)	—	23.82	(2.10)		245	2.03	(e)	2.03	(e)	(0.04	)(e)	137
Year ended 10/31/14	23.74	0.08	0.80	0.88	(0.29)	24.33	3.78		344	2.03		2.03		0.34		63
Year ended 10/31/13	19.93	0.07	3.80	3.87	(0.06)	23.74	19.44		295	2.06		2.06		0.31		87
Year ended 10/31/12	19.95	0.10	0.20	0.30	(0.32)	19.93	1.59		236	2.05		2.05		0.50		101
Year ended 10/31/11	22.11	0.17	(2.19)	(2.02)	(0.14)	19.95	(9.21)		129	1.93		1.93		0.78		109
Class Y
Year ended 10/31/15	24.90	0.12	(0.52)	(0.40)	(0.09)	24.41	(1.59)		3,587	1.53	(e)	1.53	(e)	0.46	(e)	137
Year ended 10/31/14	24.28	0.20	0.82	1.02	(0.40)	24.90	4.34		2,944	1.53		1.53		0.84		63
Year ended 10/31/13	20.37	0.18	3.88	4.06	(0.15)	24.28	20.03		3,291	1.56		1.56		0.81		87
Year ended 10/31/12	20.37	0.20	0.21	0.41	(0.41)	20.37	2.10		5,240	1.55		1.55		1.00		101
Year ended 10/31/11	22.57	0.29	(2.24)	(1.95)	(0.25)	20.37	(8.77)		7,998	1.43		1.43		1.28		109
Class R5
Year ended 10/31/15	24.92	0.15	(0.52)	(0.37)	(0.13)	24.42	(1.47)		13	1.39	(e)	1.39	(e)	0.60	(e)	137
Year ended 10/31/14	24.30	0.24	0.82	1.06	(0.44)	24.92	4.48		13	1.37		1.37		1.00		63
Year ended 10/31/13	20.39	0.21	3.89	4.10	(0.19)	24.30	20.23		13	1.43		1.43		0.94		87
Year ended 10/31/12	20.39	0.24	0.20	0.44	(0.44)	20.39	2.24		11	1.37		1.37		1.18		101
Year ended 10/31/11(g)	23.52	0.35	(3.48)	(3.13)	—	20.39	(13.31)		11	1.22	(h)	1.22	(h)	1.49	(h)	109

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share for the years ended October 31, 2012 and October 31, 2011.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended October 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $5,980,249 and sold of $4,944,271 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Japan Fund into the Fund.
(e)	Ratios are based on average daily net assets (000’s omitted) of $70,105, $355, $5,069, $307, $3,725 and $13 for Class A, Class B, Class C, Class R, Class Y and Class R5 shares, respectively.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for Class A shares for the year ended October 31, 2014 and 0.99%, 0.90% and 0.95% for Class C shares for the years ended October 31, 2014, 2012 and 2011, respectively.
(g)	Commencement date of May 23, 2011 for Class R5 shares.
(h)	Annualized.

20                         Invesco Pacific Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Pacific Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Pacific Growth Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 23, 2015

Houston, Texas

21                         Invesco Pacific Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2015 through October 31, 2015.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/15)	Expenses Paid During Period[2]
A	$1,000.00	$935.70	$8.78	$1,016.13	$9.15	1.80%
B	1,000.00	932.30	12.42	1,012.35	12.93	2.55
C	1,000.00	932.40	12.42	1,012.35	12.93	2.55
R	1,000.00	934.80	10.00	1,014.87	10.41	2.05
Y	1,000.00	937.00	7.57	1,017.39	7.88	1.55
R5	1,000.00	937.80	6.94	1,018.05	7.22	1.42

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2015 through October 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22                         Invesco Pacific Growth Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Pacific Growth Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 9-10, 2015, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2015.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the performance and investment management services provided by Invesco Advisers and the Affiliated Sub-Advisers to a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Board also receives a report and this independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 10, 2015, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management (Japan) Limited and Invesco Hong Kong Limited currently manage assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Pacific Region Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period and the fifth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and

23                         Invesco Pacific Growth Fund

five year periods. Invesco Advisers noted that the portfolio management team is managing to a new index, which has slightly lower exposure to Japan, but that performance remains challenged and is under review by Invesco Hong Kong Limited. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees, but that Lipper does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although

Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

24                         Invesco Pacific Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2015:

Federal and State Income Tax
Qualified Dividend Income*	95.07%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25                         Invesco Pacific Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			145	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc..

			145	None
[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Pacific Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	145	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	145	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Chairman, Board of Governors, Western Golf Association	145	Chairman of the Board of Trustees, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			145	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			145	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	145	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	145	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	145	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	145	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	145	None

T-2                         Invesco Pacific Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	145	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Pacific Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc..	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company.

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Pacific Growth Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds.

Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338                        MS-PGRO-AR-1                                                               Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2015

Invesco Premium Income Fund
Nasdaq:
A: PIAFX ■ C: PICFX ■ R: PIRFX ■ Y: PIYFX ■ R5: IPNFX ■ R6: PIFFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    The US economy expanded and unemployment declined throughout the reporting period. Continuing low energy prices benefited consumers, but a strong US dollar crimped corporate profits. The US Federal Reserve signaled that it was increasingly likely to raise interest rates, based on generally positive economic data, but uncertainty remained about when it might act. Overseas, the story was much different. Low energy prices hurt the economies of some oil-producing nations, such as Brazil and Russia. During the reporting period, the European Central

Bank as well as central banks in China and Japan – among other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness.

    Investor uncertainty, such as we saw for much of the reporting period – and market volatility, such as we saw at the end of the reporting period – are unfortunate facts of life when it comes to investing. Some investors use these things as excuses to delay saving and investing for their long-term financial goals. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

    Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Premium Income Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Premium Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2015, Class A shares of Invesco Premium Income Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Premium Income Index, the Fund’s style-specific index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/14 to 10/31/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.02%
Class C Shares	1.26
Class R Shares	1.77
Class Y Shares	2.28
Class R5 Shares	2.28
Class R6 Shares	2.28
Barclays U.S. Aggregate Index▼ (Broad Market Index)	1.96
Custom Invesco Premium Income Index¢ (Style-Specific Index)	3.75
Lipper Mixed-Asset Target Allocation Conservative Funds Index¿ (Peer Group Index)	-0.15

Source(s): ▼FactSet Research Systems Inc.; ¢Invesco, FactSet Research Systems Inc.; ¿Lipper Inc.

Market conditions and your Fund

Among the four strategic asset classes in which the Fund invests – preferred stocks, high yield bonds, emerging market debt securities and US government obligations (including US Treasury obligations issued by the US government under the Separate Trading of Registered Interest and Principal Securities (STRIPS) program) – preferred stocks and US Treasury STRIPS contributed the most to Fund performance during the reporting period. Emerging market debt securities and high yield bonds detracted from Fund performance during the reporting period primarily due to increased market volatility and investor preferences for lower-risk securities. Tactical positioning was a contributor to overall Fund performance and was consistent with an intentionally small allocation versus the strategic allocation.

Tactical adjustments to the Fund’s portfolio are made on a monthly basis to try to take advantage of short-term market dynamics.

    At the start of the fiscal year, US Treasuries were the primary contributor to Fund performance as increasing market volatility drove demand for safe-haven assets.1 The plunge in energy prices during the quarter was the key contributor to this demand, as a late-November decision by OPEC to maintain production levels caused the decline in oil prices to accelerate. Uncertainty over the effect falling oil prices would have on global growth increased demand for safe-haven assets, such as US Treasuries, but weighed heavily on emerging market debt and high yield bonds. Preferred stocks continued to contribute to Fund performance as the US Federal Reserve (the Fed) maintained a more “patient” view toward raising interest rates, which favored the asset class.

    In the first quarter of 2015, preferred stocks were the leading contributor to Fund performance as their hybrid stock/bond characteristic benefited from good performance across financial assets during the quarter. US Treasuries benefited from large gains in January as a result of weak economic data, fears of a Greek exit from the eurozone and the Swiss breaking their euro peg. Both high yield and emerging market debt were supported by falling government bond yields, relative stability in oil prices and a more cautious tone from the Fed on interest rate increases. The Fund’s high yield investments benefited from increased exposure to energy, which experienced steep declines in 2014 due to falling oil prices and investors’ fear of defaults.

    US Treasuries were the big loser for the second quarter of 2015 as a rise in European inflation and central bank jawboning about the imminent increase in interest rates caused a spike in yields off of historically low levels. Increased demand for safe-haven assets in response to the renewed Greek financial crisis and the collapse in Chinese equity prices helped to soften the sting of higher yields but could not reverse the damage done. The combination of higher yields, renewed concerns over Greece and the drop in the Chinese stock market were too much to bear for emerging market bonds and preferred stocks. High yield debt securities also suffered late in the second quarter of 2015 but were able to finish the reporting period with a modest gain.

    Demand for safe-haven assets increased in the third quarter of 2015 due to renewed concerns over the Greek

Portfolio Composition
By security type	% of total net assets

U.S. Dollar-Denominated Bonds and Notes	40.2%
Preferred Stocks	20.7
Common Stocks and Other Equity Interests	13.0
U.S. Treasury Securities	6.3
Non-U.S. Dollar-Denominated Bonds and Notes	1.2
Money Market Funds Plus Other Assets Less Liabilities	18.6

Top 10 Debt Issuers*
% of total net assets

1.	U.S. Treasury Securities	6.3%
2.	MHP S.A.	0.6
3.	Argentina Bonar Bonds	0.6
4.	Hungary Government International Bond	0.6
5.	OCP S.A.	0.6
6.	HCA, Inc.	0.6
7.	CCO Holdings LLC / CCO Holdings Capital Corp.	0.5
8.	Kazakhstan Government International Bond	0.5
9.	Reliance Industries Ltd.	0.5
10.	Turkcell Iletisim Hizmetleri A.S.	0.5

Total Net Assets	$150.1 million

Total Number of Holdings*	489

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2015.

4 Invesco Premium Income Fund

financial crisis as well as volatility increases across key equity markets partially in response to weaker economic data from key markets. Looking at performance attribution for the third quarter of 2015, it was apparent that investors were avoiding what they perceived to be risky assets in favor of high-quality securities. Both emerging market debt securities and high yield bonds detracted from Fund performance for most of the third quarter of 2015; preferred stocks and 30-year US Treasury STRIPS also contributed to Fund performance for the third quarter of 2015 but experienced a marginally negative month in August as a result of converging correlations between the two asset classes.

    The fiscal year ended with positive performance in all four strategic asset classes in which the Fund invests for the month of October. Emerging market debt was the top contributor to Fund performance as investors returned to what they perceived to be risky assets. High yield bonds, preferred stocks and US Treasury STRIPS, all implemented through individual securities, also posted gains at the end of the reporting period.

    Please note that our strategy utilizes derivative instruments that include futures and total return swaps. Therefore, some of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued commitment to Invesco Premium Income Fund.

1	So-called “safe-haven” assets do not imply risk-free investing.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Scott Wolle Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Premium Income Fund. He joined
Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Mark Ahnrud Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Premium Income Fund. He joined Invesco in
2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Premium Income Fund. He joined Invesco in
1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Premium Income Fund. He joined Invesco in
1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Peter Hubbard Portfolio Manager, is manager of Invesco Premium Income Fund. He joined Invesco in 2005. Mr. Hubbard earned a
BA in business and economics from Wheaton College.

Darren Hughes Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Premium Income Fund. He joined Invesco in 1992. Mr. Hughes earned a BBA in finance and economics from Baylor University.

Jeff Kernagis Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Premium Income Fund. He joined Invesco in
2007. Mr. Kernagis earned a BBA from the University of Notre Dame and an MBA from DePaul University.

Richard Ose Portfolio Manager, is manager of Invesco Premium Income Fund. He joined Invesco and/or its affiliates in 2011.
Mr. Ose earned a BS with concentrations in finance and economics from Carroll University and an MBA with a concentration in finance from DePaul University.

Joseph Portera Portfolio Manager, is manager of Invesco Premium Income Fund. He joined Invesco in 2012. Mr. Portera earned
BA and MA degrees in Soviet studies and an MA in international political economy and development from Fordham University.

Rashique Rahman Portfolio Manager, is manager of Invesco Premium Income Fund. Mr. Rahman is the Head of Emerging Markets for Invesco
Fixed Income. He joined Invesco in 2014. Mr. Rahman earned a BA in economics and political science from the University of California, Los Angeles, and an MA in international affairs, as well as an MBA, from Columbia University.

Scott Roberts Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Premium Income Fund. He joined Invesco in
2000. Mr. Roberts earned a BBA in finance from the University of Houston.

Christian Ulrich Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Premium Income Fund. He joined Invesco in
2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

5 Invesco Premium Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 12/14/11

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 Invesco Premium Income Fund

Average Annual Total Returns As of 10/31/15, including maximum applicable sales charges

Class A Shares
Inception (12/14/11)	4.14%
1 Year	-3.55

Class C Shares
Inception (12/14/11)	4.87%
1 Year	0.28

Class R Shares
Inception (12/14/11)	5.38%
1 Year	1.77

Class Y Shares
Inception (12/14/11)	5.92%
1 Year	2.28

Class R5 Shares
Inception (12/14/11)	5.92%
1 Year	2.28

Class R6 Shares
Inception	5.87%
1 Year	2.28

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.05%, 1.80%, 1.30%, 0.80%, 0.80% and 0.80%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.29%, 2.04%, 1.54%, 1.04%, 0.91% and 0.91%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of

Average Annual Total Returns As of 9/30/15, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/14/11)	3.44%
1 Year	-5.07

Class C Shares
Inception (12/14/11)	4.23%
1 Year	-1.13

Class R Shares
Inception (12/14/11)	4.73%
1 Year	0.33

Class Y Shares
Inception (12/14/11)	5.27%
1 Year	0.84

Class R5 Shares
Inception (12/14/11)	5.27%
1 Year	0.84

Class R6 Shares
Inception	5.22%
1 Year	0.84

this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2017. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2017. See current prospectus for more information.

7 Invesco Premium Income Fund

Invesco Premium Income Fund’s investment objective is to provide current income.

■	Unless otherwise stated, information presented in this report is as of October 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Active trading risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.
■	Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.
■	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will rise when the FRB and central banks raise these rates. This risk is heightened due to the FRB’s quantitative easing program and the “tapering” of other similar foreign central bank actions. This eventual increase in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
■	Credit linked notes risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. In the case of a credit linked note created with credit default swaps, the structure will be “funded” such that the par amount of the security will represent the maximum loss that could be incurred on the investment and no leverage is introduced. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security.
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Currency/exchange rate risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Energy sector risk. Certain of the businesses in which the Fund invests may be adversely affected by foreign, federal or state regulations governing energy production, distribution and sale as well as supply-and-demand for energy resources. Although individual security

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8 Invesco Premium Income Fund

selection drives the performance of the Fund, short-term fluctuations in energy prices may cause price fluctuations in its shares.

■	Exchange-traded funds risk. An investment by the Fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund’s shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund’s shares; (3) the listing exchange halting trading of the exchange-traded fund’s shares; (4) failure of the exchange-traded fund’s shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Investments in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange- traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund may invest are leveraged. The more the Fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.
■	Financial institutions risk. Investments in financial institutions may be subject to certain risks, including, but not limited to, the risk of regulatory actions, changes in interest rates and concentration of loan portfolios in an industry or sector. Financial institutions are highly regulated and may suffer set-backs should regulatory rules and interpretations under which they operate change. Likewise, there is a high level of competition among financial institutions which could adversely affect the viability of an institution.
■	Floating rate risk. The Fund may invest in floating rate loans and debt securities that require collateral. There is a risk that the value of the collateral may not be sufficient to cover the amount owed, collateral securing a loan may be found invalid, and collateral may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to sell. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid.
■	Foreign currency tax risk. If the US Treasury Department were to exercise its authority to issue regulations that exclude from the definition of “qualifying income” foreign currency gains not directly related to the Fund’s business of investing in securities (which it has not done since such authority was granted to it in 1986, but has the right to do at any time), the Fund may be unable to qualify as a regulated investment company for one or more years. In this event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or other action.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high- quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.
■	MLP (master limited partnership) risk. An MLP is a public limited partnership or limited liability company. Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities. The risks of investing in an MLP are similar to those of investing in a partnership and include more flexible governance structures, which could result in less protection for investors than investments in a corporation. Investors in an MLP would normally not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

■	MLP tax risk. MLPs taxed as partnerships do not pay US federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for US federal income tax purposes, which would result in such MLP being required to pay US federal income tax on its taxable income. The classification of an MLP as a corporation for US federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as a corporation for US federal income tax purposes, it could result in a reduction of the value of the Fund’s investment, and consequently your investment in the Fund and lower income. MLPs taxed as partnerships file a partnership tax return for US federal, state and local income tax purposes and communicate to each investor in such MLP the investor’s allocable share of the MLP’s income, gains, losses, deductions and expenses via a “Schedule K-1.” Each year, the Fund will send you an annual tax statement (Form 1099)

continued on page 10

9                         Invesco Premium Income Fund

continued from page 9

to assist you in completing your federal, state and local tax returns. An MLP might need to amend its partnership tax return and, in turn, send amended Schedules K-1 to investors in the MLP, such as the Fund. When necessary, the Fund will send you a corrected Form 1099 to reflect Schedule K-1 information reclassified by an MLP, which could, in turn, require you to amend your federal, state or local tax returns.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results. Because the Fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on the Fund’s net asset value.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Mortgage- and asset-backed securities risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.
■	Non-correlation risk. The return of the Fund’s preferred equity segment may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Index. In addition, the performance of the preferred equity segment and the Index may vary due to asset valuation differences and differences between the preferred equity segment and the Index resulting from legal restrictions, cost or liquidity constraints.
■	Preferred securities risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.
■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■	REIT (real estate investment trust) risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid.
■	Sovereign debt risk. Investments in foreign sovereign debt obligations involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
■	US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

About indexes used in this report

■	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
■	The Custom Invesco Premium Income Index, created by Invesco to serve as a benchmark for Invesco Premium Income Fund, comprises the following indexes: S&P 500 (50%) and Barclays U.S. Universal (50%).
■	The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an unmanaged index considered representative of mixed-asset target allocation conservative funds tracked by Lipper.
■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Barclays U.S. Universal Index is an unmanaged index comprising US dollar-denominated, taxable bonds that are rated investment grade or below investment grade.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

10                         Invesco Premium Income Fund

Schedule of Investments(a)

October 31, 2015

	Principal Amount	Value
U.S. Dollar Denominated Bonds and Notes–40.19%
Aerospace & Defense–0.95%
Aerojet Rocketdyne Holdings, Inc., Sec. Gtd. Second Lien Global Notes, 7.13%, 03/15/21	$165,000	$174,281
Bombardier Inc. (Canada), Sr. Unsec. Notes, 7.50%, 03/15/25(b)	236,000	183,490
7.75%, 03/15/20(b)	136,000	119,680
DigitalGlobe Inc., Sr. Unsec. Gtd. Notes, 5.25%, 02/01/21(b)	85,000	76,713
KLX Inc., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/22(b)	150,000	153,563
Moog Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/22(b)	130,000	133,250
Orbital ATK Inc., Sr. Unsec. Gtd. Notes, 5.50%, 10/01/23(b)	135,000	141,581
TransDigm Inc., Sr. Unsec. Gtd. Sub. Notes, 6.50%, 05/15/25(b)	433,000	442,742
		1,425,300

Agricultural & Farm Machinery–0.09%
Titan International Inc., Sr. Sec. Gtd. First Lien Global Notes, 6.88%, 10/01/20	159,000	136,939

Airlines–0.19%
Air Canada (Canada), Sr. Unsec. Gtd. Notes, 7.75%, 04/15/21(b)	270,000	282,150

Alternative Carriers–0.57%
EarthLink Holdings Corp., Sr. Sec. Gtd. First Lien Global Notes, 7.38%, 06/01/20	255,000	265,200
Level 3 Communications, Inc., Sr. Unsec. Global Notes, 5.75%, 12/01/22	510,000	526,575
Level 3 Financing, Inc., Sr. Unsec. Gtd. Notes, 5.13%, 05/01/23(b)	60,000	60,900
		852,675

Apparel Retail–0.16%
Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/21(b)	253,000	244,778

Apparel, Accessories & Luxury Goods–0.04%
William Carter Co. (The), Sr. Unsec. Gtd. Global Notes, 5.25%, 08/15/21	59,000	61,508

Application Software–0.05%
SS&C Technologies Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 07/15/23(b)	77,000	81,235

Asset Management & Custody Banks–0.11%
DJO Finco Inc./DJO Finance LLC/Corp., Sec. Second Lien Notes, 8.13%, 06/15/21(b)	160,000	160,000

	Principal Amount	Value
Auto Parts & Equipment–0.31%
CTP Transportation Products LLC/CTP Finance Inc., Sr. Sec. Notes, 8.25%, 12/15/19(b)	$224,000	$239,680
Dana Holding Corp., Sr. Unsec. Notes,
5.38%, 09/15/21	67,000	68,843
5.50%, 12/15/24	104,000	104,260
Tenneco Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 12/15/24	46,000	47,610
		460,393

Automotive Retail–0.05%
CST Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/23	67,000	68,256

Broadcasting–0.46%
iHeartCommunications, Inc., Sr. Sec. Gtd. First Lien Global Notes, 10.63%, 03/15/23	160,000	135,200
Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/24	188,000	198,810
Sinclair Television Group Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/24(b)	180,000	177,075
TEGNA, Inc., Sr. Unsec. Gtd. Global Notes, 6.38%, 10/15/23	169,000	183,365
		694,450

Building Products–1.52%
Allegion PLC, Sr. Unsec. Gtd. Notes, 5.88%, 09/15/23	172,000	179,740
Builders FirstSource, Inc., Sr. Sec. First Lien Notes,
7.63%, 06/01/21(b)	425,000	453,156
Sr. Unsec. Gtd. Notes, 10.75%, 08/15/23(b)	141,000	146,288
Building Materials Corp. of America, Sr. Unsec. Notes,
5.38%, 11/15/24(b)	246,000	254,610
6.00%, 10/15/25(b)	109,000	116,630
Building Materials Holding Corp., Sr. Sec. Notes, 9.00%, 09/15/18(b)	400,000	424,000
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/21	310,000	320,850
Hardwoods Acquisition, Inc., Sr. Sec. Gtd. First Lien Notes, 7.50%, 08/01/21(b)	45,000	41,850
NCI Building Systems, Inc., Sr. Unsec. Gtd. Notes, 8.25%, 01/15/23(b)	30,000	31,950
Norbord Inc. (Canada), Sr. Sec. First Lien Notes, 5.38%, 12/01/20(b)	103,000	105,482
Sr. Sec. Gtd. First Lien Notes, 6.25%, 04/15/23(b)	205,000	206,753
		2,281,309

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Premium Income Fund

	Principal Amount	Value
Cable & Satellite–1.84%
Altice Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Notes,
7.75%, 05/15/22(b)	$350,000	$338,187
REGS, Sr. Unsec. Gtd. Euro Notes,
7.75%, 05/15/22(b)	200,000	193,000
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 09/30/22	50,000	50,875
Sr. Unsec. Gtd. Notes, 5.13%, 05/01/23(b)	549,000	551,745
5.38%, 05/01/25(b)	215,000	213,925
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 11/15/24	332,000	318,720
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Bonds,
5.50%, 08/01/23	255,000	213,563
6.63%, 12/15/22	99,000	78,705
Numericable-SFR S.A. (France), Sr. Sec. Gtd. First Lien Bonds, 6.00%, 05/15/22(b)	400,000	402,000
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), REGS, Sr. Sec. Gtd. First Lien Euro Bonds, 5.00%, 01/15/25(b)	200,000	199,750
VTR Finance B.V. (Chile), Sr. Sec. First Lien Notes, 6.88%, 01/15/24(b)	200,000	194,000
		2,754,470

Casinos & Gaming–0.44%
Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 05/15/23	358,000	383,060
MGM Resorts International, Sr. Unsec. Gtd. Global Notes, 6.63%, 12/15/21	45,000	48,150
Sr. Unsec. Gtd. Notes, 6.00%, 03/15/23	115,000	117,587
7.75%, 03/15/22	53,000	58,962
Mohegan Tribal Gaming Authority, Sr. Unsec. Gtd. Notes, 9.75%, 09/01/21(b)	43,000	44,613
		652,372

Commercial Printing–0.25%
Multi-Color Corp., Sr. Unsec. Gtd. Notes, 6.13%, 12/01/22(b)	364,000	375,375

Communications Equipment–0.10%
Hughes Satellite Systems Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/21	142,000	155,845

Computer & Electronics Retail–0.15%
Rent-A-Center, Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 05/01/21	271,000	225,608

Construction & Engineering–0.41%
AECOM, Sr. Unsec. Gtd. Notes, 5.75%, 10/15/22(b)	359,000	373,653

	Principal Amount	Value
Construction & Engineering–(continued)
Odebrecht Finance Ltd. (Brazil), REGS, Sr. Unsec. Gtd. Euro Notes, 5.25%, 06/27/29(b)	$400,000	$234,500
		608,153

Construction Machinery & Heavy Trucks–0.92%
Allied Specialty Vehicles, Inc., Sr. Sec. Notes, 8.50%, 11/01/19(b)	392,000	410,620
Commercial Vehicle Group Inc., Sec. Gtd. Second Lien Global Notes, 7.88%, 04/15/19	230,000	234,600
Meritor Inc., Sr. Unsec. Gtd. Notes,
6.25%, 02/15/24	13,000	12,545
6.75%, 06/15/21	110,000	109,175
Navistar International Corp., Sr. Unsec. Gtd. Notes,
8.25%, 11/01/21	149,000	116,965
Sr. Unsec. Sub. Conv. Bonds, 4.75%, 04/15/19	95,000	66,500
Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 03/01/22	239,000	244,975
5.38%, 03/01/25	180,000	182,700
		1,378,080

Construction Materials–0.46%
Cemex S.A.B. de C.V. (Mexico), REGS, Sr. Sec. Gtd. First Lien Euro Notes, 5.70%, 01/11/25(b)	490,000	454,475
CPG Merger Sub LLC, Sr. Unsec. Gtd. Notes, 8.00%, 10/01/21(b)	31,000	31,465
Unifrax I LLC/Unifrax Holding Co., Sr. Unsec. Gtd. Notes, 7.50%, 02/15/19(b)	217,000	210,490
		696,430

Consumer Finance–0.26%
Ally Financial Inc., Sr. Unsec. Global Notes, 5.13%, 09/30/24	286,000	303,518
Credit Acceptance Corp., Sr. Unsec. Gtd. Notes, 7.38%, 03/15/23(b)	78,000	81,315
		384,833

Distillers & Vintners–0.04%
Constellation Brands Inc., Sr. Unsec. Gtd. Notes, 4.75%, 11/15/24	55,000	57,750

Diversified Banks–0.94%
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander (Mexico), Unsec. Sub. Notes, 5.95%, 01/30/24(b)	300,000	310,687
BBVA Bancomer S.A. (Mexico), Unsec. Sub. Notes, 6.75%, 09/30/22(b)	150,000	168,598
Emirates NBD Tier 1 Ltd. (United Arab Emirates), Jr. Unsec. Gtd. Sub. Euro Bonds, 5.75%(c)	500,000	503,125
Global Bank Corp. (Panama), Sr. Unsec. Notes, 5.13%, 10/30/19(b)	200,000	203,375

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Premium Income Fund

	Principal Amount	Value
Diversified Banks–(continued)
Industrial & Commercial Bank of China Ltd. (China), Unsec. Sub. Notes, 4.88%, 09/21/25(b)	$220,000	$223,340
		1,409,125

Diversified Chemicals–0.65%
Chemours Co. (The), Sr. Unsec. Notes, 6.63%, 05/15/23(b)	105,000	79,275
OCP S.A. (Morocco), Sr. Unsec. Notes,
4.50%, 10/22/25(b)	476,000	460,530
REGS, Sr. Unsec. Euro Notes,
4.50%, 10/22/25(b)	450,000	432,721
		972,526

Diversified Metals & Mining–0.44%
Compass Minerals International, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 07/15/24(b)	74,000	72,705
HudBay Minerals, Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 9.50%, 10/01/20	65,000	57,363
Lundin Mining Corp. (Canada), Sr. Sec. Gtd. First Lien Notes, 7.88%, 11/01/22(b)	150,000	150,375
MMC Norilsk Nickel OJSC via MMC Finance Ltd. (Russia), Sr. Unsec. Notes, 6.63%, 10/14/22(b)	369,000	379,723
		660,166

Electric Utilities–0.60%
Hrvatska elektroprivreda d.d. (Croatia), Sr. Unsec. Notes, 5.88%, 10/23/22(b)	385,000	390,190
Majapahit Holding B.V. (Indonesia), Sr. Unsec. Gtd. Notes, 7.75%, 01/20/20(b)	100,000	113,301
PT Perusahaan Listrik Negara (Indonesia), REGS, Sr. Unsec. Euro Notes, 5.50%, 11/22/21(b)	200,000	206,836
Star Energy Geothermal Wayang Windu Ltd. (Indonesia), REGS, Sr. Sec. Gtd. First Lien Euro Notes, 6.13%, 03/27/20(b)	200,000	195,500
		905,827

Electrical Components & Equipment–0.32%
EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/23(b)	329,000	335,580
Sensata Technologies B.V. (Netherlands), Sr. Unsec. Gtd. Notes,
4.88%, 10/15/23(b)	99,000	96,525
5.00%, 10/01/25(b)	44,000	42,900
		475,005

Environmental & Facilities Services–0.21%
ADS Waste Holdings, Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 10/01/20	298,000	315,135

Fertilizers & Agricultural Chemicals–0.41%
Israel Chemicals Ltd. (Israel), Sr. Unsec. Euro Bonds, 4.50%, 12/02/24(b)	600,000	611,280

	Principal Amount	Value
Gas Utilities–0.29%
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.75%, 01/15/22	$30,000	$27,900
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 7.38%, 08/01/21	44,000	46,530
Transportadora de Gas Internacional S.A. E.S.P. (Colombia), REGS, Sr. Unsec. Euro Notes, 5.70%, 03/20/22(b)	350,000	361,375
		435,805

General Merchandise Stores–0.25%
Dollar Tree, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 03/01/23(b)	349,000	368,195

Health Care Facilities–1.71%
Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/23	266,000	269,325
Sr. Unsec. Gtd. Notes, 5.63%, 02/15/23(b)	60,000	60,750
Amsurg Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 07/15/22	290,000	286,375
Community Health Systems, Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/22	207,470	210,063
HCA, Inc., Sr. Sec. Gtd. First Lien Global Notes,
5.88%, 03/15/22	199,000	218,838
Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/25	60,000	62,400
Sr. Unsec. Gtd. Global Notes, 7.50%, 02/15/22	141,000	163,208
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/25	381,000	394,811
HealthSouth Corp., Sr. Unsec. Gtd. Notes, 5.75%, 09/15/25(b)	88,000	87,780
Surgical Care Affiliates, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 04/01/23(b)	310,000	313,875
Tenet Healthcare Corp., Sr. Unsec. Global Notes,
6.75%, 02/01/20	25,000	25,500
6.75%, 06/15/23	69,000	69,259
8.13%, 04/01/22	378,000	402,570
		2,564,754

Health Care Services–0.34%
DaVita HealthCare Partners Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/25	270,000	269,325
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 6.63%, 04/01/22(b)	235,000	242,050
		511,375

Home Improvement Retail–0.33%
Hillman Group Inc. (The), Sr. Unsec. Notes, 6.38%, 07/15/22(b)	525,000	492,187

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Premium Income Fund

	Principal Amount	Value
Homebuilding–1.31%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.88%, 02/15/21(b)	$408,000	$380,460
AV Homes, Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 07/01/19	60,000	60,225
Beazer Homes USA Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/21	394,000	387,105
CalAtlantic Group Inc., Sr. Unsec. Gtd. Notes, 5.38%, 10/01/22	281,000	288,727
K. Hovnanian Enterprises Inc., Sr. Sec. Gtd. First Lien Notes,
7.25%, 10/15/20(b)	61,000	57,493
Sr. Unsec. Gtd. Notes, 7.00%, 01/15/19(b)	109,000	88,017
8.00%, 11/01/19(b)	375,000	292,500
KB Home, Sr. Unsec. Gtd. Notes,
7.00%, 12/15/21	118,000	120,212
7.50%, 09/15/22	23,000	23,575
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 06/01/25	85,000	87,975
7.15%, 04/15/20	65,000	71,175
Shea Homes L.P./Shea Homes Funding Corp., Sr. Unsec. Gtd. Notes, 5.88%, 04/01/23(b)	30,000	31,613
Taylor Morrison Communities Inc./ Monarch Communities Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/23(b)	80,000	80,800
		1,969,877

Household Products–0.37%
Reynolds Group Issuer Inc./LLC (New Zealand), Sr. Unsec. Gtd. Global Notes, 8.25%, 02/15/21	300,000	312,750
Springs Industries, Inc., Sr. Sec. Global Notes, 6.25%, 06/01/21	241,000	241,000
		553,750

Independent Power Producers & Energy Traders–0.49%
AES Corp., Sr. Unsec. Notes, 5.50%, 04/15/25	265,000	247,112
AES Gener S.A. (Chile), Sr. Unsec. Notes, 5.00%, 07/14/25(b)	400,000	408,500
Calpine Corp., Sr. Sec. Gtd. First Lien Notes,
5.88%, 01/15/24(b)	15,000	15,900
Sr. Unsec. Global Notes, 5.50%, 02/01/24	74,000	70,763
		742,275

Industrial Machinery–0.21%
Optimas OE Solutions Holding, LLC/Optimas OE Solutions, Inc., Sr. Sec. Notes, 8.63%, 06/01/21(b)	159,000	151,845
Waterjet Holdings, Inc., Sr. Sec. Gtd. Notes, 7.63%, 02/01/20(b)	168,000	169,470
		321,315

	Principal Amount	Value
Integrated Oil & Gas–0.51%
California Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.50%, 09/15/21	$191,000	$133,223
Gazprom OAO Via Gaz Capital S.A. (Russia), Sr. Unsec. Notes, 4.30%, 11/12/15(b)	250,000	249,687
Petroleos de Venezuela S.A. (Venezuela), REGS, Sr. Unsec. Gtd. Euro Bonds, 6.00%, 05/16/24(b)	207,644	75,011
Petroleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes,
6.50%, 06/02/41	159,000	153,536
Sr. Unsec. Gtd. Notes, 4.50%, 01/23/26(b)	160,000	153,764
		765,221

Integrated Telecommunication Services–0.94%
Colombia Telecomunicaciones S.A. E.S.P. (Colombia), REGS, Sr. Unsec. Euro Notes, 5.38%, 09/27/22(b)	390,000	349,050
Frontier Communications Corp., Sr. Unsec. Notes,
8.88%, 09/15/20(b)	88,000	91,850
11.00%, 09/15/25(b)	113,000	118,791
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Bonds,
6.84%, 04/28/23	223,000	231,084
Sr. Unsec. Gtd. Global Notes, 6.38%, 03/01/25	349,000	351,181
6.63%, 04/01/23	60,000	61,650
Telecom Italia S.p.A. (Italy), Sr. Unsec. Notes, 5.30%, 05/30/24(b)	200,000	202,000
		1,405,606

Internet Software & Services–0.21%
Equinix Inc., Sr. Unsec. Notes,
5.38%, 01/01/22	172,000	180,170
5.38%, 04/01/23	135,000	141,075
		321,245

Leisure Products–0.27%
Party City Holdings Inc., Sr. Unsec. Gtd. Notes, 6.13%, 08/15/23(b)	44,000	45,650
Vista Outdoor Inc., Sr. Unsec. Gtd. Notes, 5.88%, 10/01/23(b)	350,000	366,625
		412,275

Life Sciences Tools & Services–0.03%
Quintiles Transnational Corp., Sr. Unsec. Gtd. Notes, 4.88%, 05/15/23(b)	38,000	38,950

Marine–0.29%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. First Lien Mortgage Notes, 8.13%, 11/15/21 (Acquired 10/29/13-07/16/15; Cost $452,678)(b)	455,000	437,938

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Premium Income Fund

	Principal Amount	Value
Marine Ports & Services–0.23%
PT Pelabuhan Indonesia II (Indonesia), Sr. Unsec. Notes, 4.25%, 05/05/25(b)	$380,000	$351,025

Metal & Glass Containers–0.47%
Berry Plastics Corp., Sec. Gtd. Second Lien Notes,
5.50%, 05/15/22	137,000	140,939
6.00%, 10/15/22(b)	142,000	149,277
Coveris Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.88%, 11/01/19(b)	200,000	189,000
Owens-Brockway Glass Container, Inc., Sr. Unsec. Gtd. Notes,
5.00%, 01/15/22(b)	40,000	40,800
5.88%, 08/15/23(b)	69,000	73,485
6.38%, 08/15/25(b)	104,000	110,500
		704,001

Movies & Entertainment–0.14%
LIN Television Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 01/15/21	75,000	78,656
Mediacom Broadband LLC/Corp., Sr. Unsec. Gtd. Global Notes, 5.50%, 04/15/21	130,000	127,075
		205,731

Office REIT’s–0.15%
Wanda Properties International Co., Ltd. (China), REGS, Sr. Unsec. Gtd. Euro Bonds, 7.25%, 01/29/24(b)	200,000	220,118

Oil & Gas Exploration & Production–1.14%
Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 12/01/20	92,000	88,780
Carrizo Oil & Gas, Inc., Sr. Unsec. Gtd. Notes, 7.50%, 09/15/20	22,000	22,110
Chaparral Energy, Inc., Sr. Unsec. Gtd. Global Notes, 9.88%, 10/01/20	174,000	64,380
Concho Resources Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 10/01/22	241,000	243,410
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/22	50,000	35,750
Gulfport Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.63%, 05/01/23	111,000	104,895
Halcón Resources Corp., Sec. Gtd. Second Lien Notes, 8.63%, 02/01/20(b)	60,000	52,050
Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 03/15/22	43,000	36,873
Pertamina Persero PT (Indonesia), REGS, Sr. Unsec. Medium-Term Euro Notes, 4.30%, 05/20/23(b)	500,000	474,247
QEP Resources Inc., Sr. Unsec. Global Notes, 5.25%, 05/01/23	73,000	65,152
Range Resources Corp., Sr. Unsec. Gtd. Sub. Global Notes,
5.00%, 03/15/23	195,000	174,525
Sr. Unsec. Gtd. Sub. Notes, 5.75%, 06/01/21	31,000	29,218

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
Rice Energy Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 05/01/22	$53,000	$48,495
Whiting Petroleum Corp., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/19	99,000	94,545
WPX Energy, Inc., Sr. Unsec. Notes, 7.50%, 08/01/20	183,100	173,029
		1,707,459

Oil & Gas Refining & Marketing–0.52%
Reliance Industries Ltd. (India), REGS, Sr. Unsec. Euro Notes, 4.13%, 01/28/25(b)	770,000	774,530

Oil & Gas Storage & Transportation–0.82%
Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., Sr. Unsec. Gtd. Global Bonds, 6.13%, 03/01/22	67,000	58,123
Genesis Energy L.P./Genesis Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.00%, 05/15/23	27,000	24,705
GNL Quintero S.A. (Chile), Sr. Unsec. Notes, 4.63%, 07/31/29(b)	200,000	198,634
NGL Energy Partners L.P./NGL Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 10/15/21	96,000	91,680
Sabine Pass Liquefaction, LLC, Sr. Sec. First Lien Global Notes, 5.63%, 02/01/21	250,000	249,375
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/21	132,000	133,320
Teekay Corp. (Bermuda), Sr. Unsec. Global Notes, 8.50%, 01/15/20	60,000	59,400
Teekay Offshore Partners L.P./Teekay Offshore Finance Corp. (Bermuda), Sr. Unsec. Global Notes, 6.00%, 07/30/19	104,000	83,720
Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Global Notes,
5.88%, 10/01/20	223,000	231,920
Sr. Unsec. Gtd. Notes, 6.25%, 10/15/22(b)	14,000	14,630
Williams Partners L.P./ACMP Finance Corp., Sr. Unsec. Global Notes, 4.88%, 05/15/23	101,000	91,657
		1,237,164

Other Diversified Financial Services–0.44%
Power Sector Assets & Liabilities Management Corp. (Philippines), Sr. Unsec. Gtd. Bonds,
7.39%, 12/02/24(b)	300,000	395,250
REGS, Sr. Unsec. Gtd. Euro Bond,
7.39%, 12/02/24(b)	200,000	262,000
		657,250

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Premium Income Fund

	Principal Amount	Value
Packaged Foods & Meats–1.20%
FAGE Dairy Industry S.A./FAGE USA Dairy Industry, Inc. (Greece), Sr. Unsec. Gtd. Notes, 9.88%, 02/01/20(b)	$250,000	$261,312
JBS Investments GmbH (Brazil), Sr. Unsec. Gtd. Notes, 7.25%, 04/03/24(b)	200,000	206,250
REGS, Sr. Unsec. Gtd. Euro Notes, 7.25%, 04/03/24(b)	200,000	206,500
MHP S.A. (Ukraine), REGS, Sr. Unsec. Gtd. Euro Notes, 8.25%, 04/02/20(b)	1,100,000	954,580
Smithfield Foods Inc., Sr. Unsec. Notes, 6.63%, 08/15/22	74,000	79,180
WhiteWave Foods Co. (The), Sr. Unsec. Gtd. Notes, 5.38%, 10/01/22	92,000	98,900
		1,806,722

Paper Packaging–0.12%
Graphic Packaging International Inc., Sr. Unsec. Gtd. Notes,
4.75%, 04/15/21	6,000	6,172
4.88%, 11/15/22	163,000	167,279
		173,451

Paper Products–0.24%
Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes,
4.50%, 02/01/23	156,000	152,490
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/25(b)	94,000	94,235
Mercer International Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 7.00%, 12/01/19	110,000	113,025
		359,750

Personal Products–0.23%
Alphabet Holding Co., Inc., Sr. Unsec. Global PIK Notes, 8.50%, 11/01/17(d)	352,000	346,720

Pharmaceuticals–0.67%
Concordia Healthcare Corp. (Canada), Sr. Unsec. Gtd. Notes,
7.00%, 04/15/23(b)	198,000	173,745
REGS, Sr. Unsec. Gtd. Euro Notes, 7.00%, 04/15/23(b)	120,000	105,000
Valeant Pharmaceuticals International, Inc., Sr. Unsec. Gtd. Notes,
5.50%, 03/01/23(b)	130,000	109,850
5.63%, 12/01/21(b)	140,000	121,975
5.88%, 05/15/23(b)	42,000	35,595
6.13%, 04/15/25(b)	452,000	380,810
REGS, Sr. Unsec. Gtd. Euro Notes, 6.13%, 04/15/25(b)	90,000	76,162
		1,003,137

Railroads–0.27%
Lima Metro Line 2 Finance Ltd. (Peru), Sr. Sec. First Lien Bonds, 5.88%, 07/05/34(b)	400,000	404,000

	Principal Amount	Value
Real Estate Development–0.49%
CIFI Holdings (Group) Co. Ltd. (China), Sr. Unsec. Gtd. Euro Notes, 8.88%, 01/27/19	$210,000	$222,331
Country Garden Holdings Co. Ltd. (China), REGS, Sr. Unsec. Gtd. Euro Notes, 7.50%, 01/10/23(b)	230,000	238,953
Shimao Property Holdings Ltd. (Hong Kong), REGS, Sr. Unsec. Gtd. Euro Bonds, 8.38%, 02/10/22(b)	250,000	269,820
		731,104

Regional Banks–0.69%
Banco Internacional del Perú S.A.A.—Interbank (Peru), Unsec. Sub. Notes, 6.63%, 03/19/29(b)	300,000	309,750
CIT Group Inc., Sr. Unsec. Global Notes,
5.00%, 08/15/22	359,000	379,642
5.00%, 08/01/23	175,000	184,188
Synovus Financial Corp., Sr. Unsec. Global Notes, 7.88%, 02/15/19	147,000	165,375
		1,038,955

Restaurants–0.45%
1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Gtd. Second Lien Notes, 6.00%, 04/01/22(b)	306,000	320,917
REGS, Sec. Gtd. Second Lien Euro Notes, 6.00%, 04/01/22(b)	120,000	125,700
Arcos Dorados Holdings Inc. (Brazil), REGS, Sr. Unsec. Gtd. Euro Notes, 6.63%, 09/27/23(b)	140,000	116,900
Carrols Restaurant Group, Inc., Sec. Gtd. Second Lien Global Notes, 8.00%, 05/01/22	106,000	112,625
		676,142

Security & Alarm Services–0.05%
ADT Corp. (The), Sr. Unsec. Global Notes, 6.25%, 10/15/21	75,000	81,000

Semiconductor Equipment–0.12%
Amkor Technology Inc., Sr. Unsec. Global Notes, 6.38%, 10/01/22	188,000	183,770

Sovereign Debt–5.92%
Argentina Bonar Bonds (Argentina), Series X, Sr. Unsec. Bonds, 7.00%, 04/17/17	920,000	916,320
Costa Rica Government International Bond (Costa Rica), REGS, Sr. Unsec. Euro Notes, 4.38%, 04/30/25(b)	430,000	374,100
Dominican Republic International Bond (Dominican Repubic), Sr. Unsec. Notes,
9.04%, 01/23/18(b)	136,997	146,758
REGS, Sr. Unsec. Euro Bonds,
5.50%, 01/27/25(b)	100,000	99,250
El Salvador Government International Bond (El Salvador), Unsec. Notes, 6.38%, 01/18/27(b)	172,000	154,370

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Premium Income Fund

	Principal Amount	Value
Sovereign Debt–(continued)
Guatemala Government Bond (Guatemala), Sr. Unsec. Bonds, 8.13%, 10/06/19(b)(e)	$359,000	$468,495
Honduras Government International Bond (Honduras), REGS, Sr. Unsec. Euro Notes, 7.50%, 03/15/24(b)	400,000	425,000
Hungary Government International Bond (Hungary), Sr. Unsec. Global Notes, 5.38%, 03/25/24	810,000	897,075
Ivory Coast Government International Bond (Ivory Coast), Sr. Unsec. Notes, 6.38%, 03/03/28(b)	382,000	353,827
Jamaica Government International Bond (Jamaica), Sr. Unsec. Global Notes, 7.63%, 07/09/25	500,000	547,500
Kazakhstan Government International Bond (Kazakhstan), Sr. Unsec. Notes, 5.13%, 07/21/25(b)	812,000	810,396
Magyar Export-Import Bank Zrt. (Hungary), Sr. Unsec. Gtd. Bonds, 4.00%, 01/30/20(b)	200,000	205,126
Mexico Government International Bond (Mexico), Sr. Unsec. Global Notes,
3.60%, 01/30/25	300,000	299,250
4.60%, 01/23/46	200,000	186,250
Pakistan Government International Bond (Pakistan), Unsec. Bonds, 6.75%, 12/03/19(b)	238,000	247,597
Panama Government International Bond (Panama), Sr. Unsec. Global Bonds,
3.75%, 03/16/25	200,000	198,500
4.00%, 09/22/24	530,000	537,950
Peruvian Government International Bond (Peru), Sr. Unsec. Global Bonds, 8.75%, 11/21/33	212,000	310,050
Poland Government International Bond (Poland), Sr. Unsec. Global Notes,
3.00%, 03/17/23	106,000	107,278
4.00%, 01/22/24	400,000	426,866
5.00%, 03/23/22	146,000	164,812
Romanian Government International Bond (Romania), Sr. Unsec. Notes, 4.88%, 01/22/24(b)	106,000	115,520
Russian Foreign Bond (Russia), REGS, Sr. Unsec. Euro Bonds, 4.88%, 09/16/23(b)	400,000	414,240
Ukraine Government International Bond (Ukraine), REGS, Sr. Unsec. Euro Notes,
6.75%, 11/14/17(b)	305,000	241,713
9.25%, 07/24/17(b)	300,000	237,750
		8,885,993

Specialized Consumer Services–0.17%
ServiceMaster Co., LLC (The), Sr. Unsec. Notes, 7.45%, 08/15/27	254,000	260,668

Specialized Finance–0.87%
Aircastle Ltd., Sr. Unsec. Notes, 5.50%, 02/15/22	460,000	487,600

	Principal Amount	Value
Specialized Finance–(continued)
International Lease Finance Corp., Sr. Unsec. Global Notes,
5.88%, 08/15/22	$138,000	$151,800
Sr. Unsec. Notes, 8.25%, 12/15/20	324,000	390,420
MSCI Inc., Sr. Unsec. Gtd. Notes, 5.25%, 11/15/24(b)	265,000	279,575
		1,309,395

Specialized REIT’s–0.56%
Crown Castle International Corp., Sr. Unsec. Global Notes, 5.25%, 01/15/23	440,000	475,200
Sr. Unsec. Notes, 4.88%, 04/15/22	36,000	38,250
CyrusOne L.P./CyrusOne Finance Corp.,
Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/22	241,000	248,832
Sr. Unsec. Gtd. Notes, 6.38%, 11/15/22(b)	80,000	82,600
		844,882

Specialty Chemicals–0.05%
Ashland Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 08/15/22	80,000	80,200

Steel–0.22%
FMG Resources (August 2006) Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes,
6.88%, 04/01/22(b)	116,000	84,100
8.25%, 11/01/19(b)	202,000	172,710
Steel Dynamics, Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 10/01/24	81,000	79,583
		336,393

Trading Companies & Distributors–0.50%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Sr. Unsec. Gtd. Global Notes, 4.63%, 10/30/20	150,000	156,187
Fly Leasing Ltd. (Ireland), Sr. Unsec. Global Notes, 6.75%, 12/15/20	400,000	423,000
United Rentals North America Inc., Sr. Unsec. Gtd. Notes, 6.13%, 06/15/23	170,000	177,225
		756,412

Trucking–0.12%
OPE KAG Finance Sub Inc., Sr. Unsec. Notes, 7.88%, 07/31/23(b)	170,000	176,800

Wireless Telecommunication Services–2.85%
Bharti Airtel Ltd. (India), Sr. Unsec. Notes, 4.38%, 06/10/25(b)	466,000	470,660
Comcel Trust via Comunicaciones Celulares S.A. (Guatemala), REGS, Sr. Unsec. Gtd. Euro Bonds, 6.88%, 02/06/24(b)	467,000	377,102

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Premium Income Fund

	Principal Amount	Value
Wireless Telecommunication Services–(continued)
Digicel Ltd. (Jamaica), Sr. Unsec. Gtd. Notes,
6.75%, 03/01/23(b)	$400,000	$362,000
Sr. Unsec. Notes, 6.00%, 04/15/21(b)	400,000	364,000
SBA Communications Corp., Sr. Unsec. Global Notes, 4.88%, 07/15/22	290,000	299,062
Sprint Communications Inc., Sr. Unsec. Global Notes, 11.50%, 11/15/21	70,000	73,850
Sprint Corp., Sr. Unsec. Gtd. Global Notes,
7.63%, 02/15/25	575,000	508,875
7.88%, 09/15/23	93,000	86,723
Turkcell Iletisim Hizmetleri A.S. (Turkey), Unsec. Notes, 5.75%, 10/15/25(b)	750,000	751,875
VimpelCom Holdings B.V. (Russia), REGS, Sr. Unsec. Gtd. Euro Notes,
5.95%, 02/13/23(b)	400,000	384,500
7.50%, 03/01/22(b)	280,000	295,924
Wind Acquisition Finance S.A. (Italy), Sec. Gtd. Second Lien Notes, 7.38%, 04/23/21(b)	300,000	303,750
		4,278,321
Total U.S. Dollar Denominated Bonds and Notes (Cost $60,952,323)		60,318,834

	Shares
Preferred Stocks–20.73%
Asset Management & Custody Banks–0.58%
Affiliated Managers Group Inc., 6.38% Sr. Unsec. Pfd.	3,100	80,817
Apollo Investment Corp., 6.88% Sr. Unsec. Pfd.	2,700	68,607
Bank of New York Mellon Corp. (The), 5.20% Pfd.	6,400	164,416
Northern Trust Corp., Series C, 5.85% Pfd.	4,400	115,588
State Street Corp., 6.00% Pfd.	9,000	232,650
State Street Corp., Series C, 5.25% Pfd.	4,500	115,110
State Street Corp., Series D, 5.90% Pfd.	3,600	95,832
		873,020

Cable & Satellite–0.05%
Comcast Corp., 5.00% Sr. Unsec. Gtd. Pfd.	2,600	68,536

Consumer Finance–0.57%
Capital One Financial Corp., Series B, 6.00% Pfd.	9,000	230,670
Capital One Financial Corp., Series C, 6.25% Pfd.	5,500	142,450
Capital One Financial Corp., Series D, 6.70% Pfd.	3,900	106,119
Capital One Financial Corp., Series F, 6.20% Pfd.	3,600	93,060
Discover Financial Services, Series B, 6.50% Pfd.	6,400	170,816
Navient Corp., 6.00% Sr. Unsec. Pfd.	5,600	104,440
		847,555

	Shares	Value
Diversified Banks–7.47%
Bank of America Corp., Series 3, 6.38% Pfd.	7,300	$188,121
Bank of America Corp., Series D, 6.20% Pfd.	6,400	164,288
Bank of America Corp., Series I, 6.63% Pfd.	16,951	442,251
Bank of America Corp., Series W, 6.63% Pfd.	33,200	881,128
Bank of America Corp., Series Y, 6.50% Pfd.	18,800	494,816
Barclays Bank PLC (United Kingdom), Series 4, 7.75% Pfd.	20,200	530,250
Barclays Bank PLC (United Kingdom), Series 5, 8.13% Pfd.	23,400	614,952
Citigroup Inc., Series J, 7.13% Pfd.	10,000	275,700
Citigroup Inc., Series K, 6.88% Pfd.	14,000	385,560
Citigroup Inc., Series L, 6.88% Pfd.	4,000	107,160
Countrywide Capital V, 7.00% Jr. Unsec. Gtd. Sub. Pfd.	2,700	69,336
HSBC Holdings PLC (United Kingdom), Series 2, 8.00% Jr. Unsec. Sub. Pfd.	62,100	1,614,600
JPMorgan Chase & Co., Series O, 5.50% Pfd.	6,900	170,361
JPMorgan Chase & Co., Series P, 5.45% Pfd.	9,000	222,750
JPMorgan Chase & Co., Series T, 6.70% Pfd.	1,800	48,600
JPMorgan Chase & Co., Series W, 6.30% Pfd.	4,800	125,040
JPMorgan Chase & Co., Series Y, 6.13% Pfd.	16,100	408,135
JPMorgan Chase & Co., Series AA, 6.10% Pfd.	15,800	399,898
JPMorgan Chase & Co., Series BB, 6.15% Pfd.	12,500	315,125
RBS Capital Funding Trust VII (Netherlands), Series G, 6.08% Jr. Unsec. Sub. Gtd. Pfd.	15,402	383,510
Royal Bank of Scotland Group PLC (The) (United Kingdom), Series L, 5.75% Jr. Unsec. Sub. Pfd.	15,401	380,251
Royal Bank of Scotland Group PLC (The) (United Kingdom), Series R, 6.13% Jr. Unsec. Sub. Pfd.	9,900	247,401
Royal Bank of Scotland Group PLC (The) (United Kingdom), Series S, 6.60% Jr. Unsec. Sub. Pfd.	15,400	391,006
Royal Bank of Scotland Group PLC (The) (United Kingdom), Series T, 7.25% Jr. Unsec. Sub. Pfd.	4,500	114,660
Santander Finance Preferred SAU (Spain), 6.50% Jr. Unsec. Gtd. Sub. Pfd.	1,700	44,030
US Bancorp, Series F, 6.50% Pfd.	18,900	547,722
Wells Fargo & Co., 5.20% Pfd.	16,000	400,960
Wells Fargo & Co., 5.85% Pfd.	6,300	163,737
Wells Fargo & Co., 6.63% Pfd.	7,900	222,306
Wells Fargo & Co., Series J, 8.00% Pfd.	4,500	126,225
Wells Fargo & Co., Series O, 5.13% Pfd.	14,500	361,195
Wells Fargo & Co., Series T, 6.00% Pfd.	14,500	376,420
		11,217,494

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Premium Income Fund

	Shares	Value
Diversified Capital Markets–0.72%
Deutsche Bank Contingent Capital Trust III (Germany), 7.60% Jr. Unsec. Sub. Gtd. Pfd.	13,600	$363,664
Deutsche Bank Contingent Capital Trust V (Germany), 8.05% Jr. Unsec. Sub. Gtd. Pfd.	17,700	483,918
KKR Financial Holdings LLC, 8.38% Sr. Unsec. Pfd.	4,200	114,870
KKR Financial Holdings LLC, Series A, 7.38% Pfd.	4,500	119,115
		1,081,567

Diversified REIT’s–0.15%
PS Business Parks, Inc., Series S, 6.45% Pfd.	8,700	227,592

Electric Utilities–1.07%
BGE Capital Trust II, 6.20% Jr. Unsec. Sub. Gtd. Pfd.	2,300	59,156
Duke Energy Corp., 5.13% Jr. Unsec. Sub. Pfd.	5,500	139,040
Entergy Louisiana LLC, 5.25% Sr. Sec. First Mortgage Pfd.	3,300	84,183
Entergy Mississippi Inc., 6.00% Sr. Sec. First Mortgage Pfd.	5,500	140,800
Entergy Texas Inc., 5.63% Sr. Sec. First Mortgage Pfd.	5,600	146,776
Interstate Power & Light Co., Series D, 5.10% Pfd.	1,800	46,350
NextEra Energy Capital Holdings Inc., 5.00% Jr. Unsec. Sub. Gtd. Pfd.	6,600	157,278
NextEra Energy Capital Holdings Inc., Series G, 5.70% Jr. Unsec. Sub. Gtd. Pfd.	4,800	124,032
NextEra Energy Capital Holdings Inc., Series H, 5.63% Jr. Unsec. Sub. Gtd. Pfd.	8,000	202,960
Pacific Gas & Electric Co., Series A, 6.00% Pfd.	1,000	29,240
PPL Capital Funding, Inc., Series B, 5.90% Jr. Unsec. Sub. Gtd. Pfd.	5,400	136,836
SCE Trust I, 5.63% Jr. Unsec. Sub. Pfd.	10,000	256,600
SCE Trust IV, Series J, 5.38% Jr. Unsec. Sub. Pfd.	2,900	76,357
		1,599,608

Health Care REIT’s–0.14%
Senior Housing Properties Trust, 5.63% Sr. Unsec. Pfd.	3,200	79,008
Ventas Realty L.P. / Ventas Capital Corp., 5.45% Sr. Unsec. Gtd. Pfd.	2,300	60,812
Welltower Inc., Series J, 6.50% Pfd.	2,600	69,030
		208,850

Hotel and Resort REIT’s–0.05%
Hospitality Properties Trust, Series D, 7.13% Pfd.	2,600	68,510

Industrial Conglomerates–0.34%
General Electric Capital Corp., 4.70% Sr. Unsec. Pfd.	6,600	167,640

	Shares	Value
Industrial Conglomerates–(continued)
General Electric Capital Corp., 4.88% Sr. Unsec. Pfd.	6,400	$164,032
General Electric Capital Corp., 4.88% Sr. Unsec. Pfd.	6,700	171,520
		503,192

Industrial Machinery–0.10%
Stanley Black & Decker Inc., 5.75% Jr. Unsec. Sub. Pfd.	6,000	156,540

Integrated Telecommunication Services–0.65%
Qwest Corp., 6.13% Sr. Unsec. Pfd.	5,400	134,352
Qwest Corp., 6.88% Sr. Unsec. Pfd.	4,900	126,420
Qwest Corp., 7.00% Sr. Unsec. Pfd.	4,800	125,376
Qwest Corp., 7.00% Sr. Unsec. Pfd.	6,700	176,947
Qwest Corp., 7.38% Sr. Unsec. Pfd.	5,600	144,536
Qwest Corp., 7.50% Sr. Unsec. Pfd.	4,900	128,380
Verizon Communications Inc., 5.90% Sr. Unsec. Pfd.	5,500	146,300
		982,311

Investment Banking & Brokerage–1.87%
BGC Partners Inc., 8.13% Sr. Unsec. Pfd.	1,000	27,170
Charles Schwab Corp. (The), Series B, 6.00% Pfd.	5,400	140,454
Charles Schwab Corp. (The), Series C, 6.00% Pfd.	4,800	124,368
Goldman Sachs Group, Inc. (The), 6.50% Sr. Unsec. Pfd.	2,400	63,840
Goldman Sachs Group, Inc. (The), Series I, 5.95% Pfd.	12,700	324,866
Goldman Sachs Group, Inc. (The), Series J, 5.50% Pfd.	13,600	338,504
Goldman Sachs Group, Inc. (The), Series K, 6.38% Pfd.	14,400	386,352
Morgan Stanley, Series E, 7.13% Pfd.	6,300	175,455
Morgan Stanley, Series F, 6.88% Pfd.	11,300	305,665
Morgan Stanley, Series G, 6.63% Pfd.	7,000	187,320
Morgan Stanley, Series I, 6.38% Pfd.	21,800	564,620
Raymond James Financial Inc., 6.90% Sr. Unsec. Pfd.	4,200	113,106
Stifel Financial Corp., 5.38% Sr. Unsec. Pfd.	1,900	49,134
		2,800,854

Life & Health Insurance–0.80%
Aegon N.V. (Netherlands), 6.38% Jr. Unsec. Sub. Pfd.	4,800	122,880
Aegon N.V. (Netherlands), 8.00% Unsec. Sub. Pfd.	10,100	279,568
Aflac Inc., 5.50% Jr. Unsec. Sub. Pfd.	5,500	140,470
Protective Life Corp., 6.25% Unsec. Sub. Pfd.	4,300	112,144
Prudential Financial Inc., 5.70% Jr. Unsec. Sub. Pfd.	7,200	186,840
Prudential Financial Inc., 5.75% Jr. Unsec. Sub. Pfd.	6,600	171,468
Prudential PLC (United Kingdom), 6.75% Jr. Unsec. Sub. Pfd.	6,100	160,003

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Premium Income Fund

	Shares	Value
Life & Health Insurance–(continued)
Torchmark Corp., 5.88% Jr. Unsec. Sub. Pfd.	1,100	$28,160
		1,201,533

Mortgage REIT’s–0.08%
Wells Fargo Real Estate Investment Corp., Series A, 6.38% Pfd.	4,600	121,348

Multi-Line Insurance–0.29%
American Financial Group Inc., 6.38% Sr. Unsec. Pfd.	4,100	108,732
Aviva PLC (United Kingdom), 8.25% Unsec. Sub. Pfd.	4,800	129,648
Hartford Financial Services Group Inc. (The), 7.88% Jr. Unsec. Sub. Pfd.	5,500	169,400
Kemper Corp., 7.38% Unsec. Sub. Pfd.	1,200	33,168
		440,948

Multi-Utilities–0.18%
DTE Energy Co., 6.50% Jr. Unsec. Sub. Pfd.	5,300	142,146
Integrys Holding, Inc., 6.00% Jr. Unsec. Sub. Pfd.	4,800	122,550
		264,696

Office REIT’s–0.36%
Alexandria Real Estate Equities Inc., Series E, 6.45% Pfd.	1,200	30,804
Boston Properties, Inc., 5.25% Pfd.	1,800	46,350
Equity Commonwealth, 5.75% Sr. Unsec. Pfd.	5,400	127,710
Kilroy Realty Corp., Series G, 6.88% Pfd.	900	23,112
Kilroy Realty Corp., Series H, 6.38% Pfd.	900	22,374
SL Green Realty Corp., Series I, 6.50% Pfd.	2,100	55,062
Vornado Realty Trust, Series J, 6.88% Pfd.	9,300	240,870
		546,282

Office Services & Supplies–0.09%
Pitney Bowes Inc., 5.25% Sr. Unsec. Pfd.	800	20,272
Pitney Bowes Inc., 6.70% Sr. Unsec. Pfd.	4,400	118,932
		139,204

Oil & Gas Exploration & Production–0.09%
WPX Energy Inc., Series A, $3.13% Conv. Pfd.	3,680	136,123

Oil & Gas Refining & Marketing–0.08%
NuStar Logistics L.P., 7.63% Jr. Unsec. Sub. Gtd. Pfd.	4,800	122,976

Other Diversified Financial Services–0.52%
ING Groep NV (Netherlands), 6.38% Jr. Unsec. Sub. Pfd.	30,600	783,666

Property & Casualty Insurance–0.90%
Allstate Corp. (The), 5.10% Unsec. Sub. Pfd.	4,300	110,639
Allstate Corp. (The), 5.63% Pfd.	2,800	72,772
Allstate Corp. (The), Series C, 6.75% Pfd.	3,000	81,780
Allstate Corp. (The), Series E, 6.63% Pfd.	9,000	244,710
Allstate Corp. (The), Series F, 6.25% Pfd.	3,600	95,796
Arch Capital Group Ltd., Series C, 6.75% Pfd.	3,900	104,754

	Shares	Value
Property & Casualty Insurance–(continued)
Argo Group U.S. Inc., 6.50% Sr. Unsec. Gtd. Pfd.	1,300	$33,137
Aspen Insurance Holdings Ltd. (Bermuda), 5.95% Pfd.	2,300	58,627
Aspen Insurance Holdings Ltd. (Bermuda), 7.25% Pfd.	2,900	77,314
Assured Guaranty Municipal Holdings Inc., 6.25% Sr. Unsec. Gtd. Pfd.	5,100	130,866
Axis Capital Holdings Ltd., Series C, 6.88% Pfd.	6,600	178,464
Hanover Insurance Group, Inc. (The), 6.35% Jr. Unsec. Sub. Pfd.	1,600	40,704
Selective Insurance Group, Inc., 5.88% Sr. Unsec. Pfd.	1,600	41,248
W. R. Berkley Corp., 5.63% Jr. Unsec. Sub. Pfd.	3,200	79,744
		1,350,555

Regional Banks–1.58%
BB&T Corp., 5.85% Pfd.	5,600	146,776
BB&T Corp., Series E, 5.63% Pfd.	15,400	396,704
City National Corp., Series C, 5.50% Pfd.	2,500	61,800
Commerce Bancshares Inc., Series B, 6.00% Pfd.	1,600	42,224
Cullen/Frost Bankers, Inc., 5.38% Pfd.	1,400	35,518
Fifth Third Bancorp, Series I, 6.63% Pfd.	4,100	114,390
First Horizon National Corp., Series A, 6.20% Pfd.	900	22,644
First Niagara Financial Group Inc., Series B, 8.63% Pfd.	4,200	115,668
First Republic Bank, 5.50% Pfd.	3,000	74,730
First Republic Bank, 7.00% Pfd.	1,800	49,320
First Republic Bank, Series A, 6.70% Pfd.	2,100	55,230
First Republic Bank, Series B, 6.20% Pfd.	2,200	57,464
First Republic Bank,Series F, 5.70% Pfd.	2,300	57,155
FirstMerit Corp., Series A, 5.88% Pfd.	900	22,644
FNB Corp., 7.25% Pfd.	1,000	29,200
Hancock Holding Co., 5.95% Unsec. Sub. Pfd.	1,800	44,208
PNC Financial Services Group, Inc. (The), Series P, 6.13% Pfd.	14,100	392,685
Regions Financial Corp., Series A, 6.38% Pfd.	5,500	143,000
Regions Financial Corp., Series B, 6.38% Pfd.	5,600	148,288
SunTrust Banks Inc., Series E, 5.88% Pfd.	5,400	137,322
TCF Financial Corp., 7.50% Pfd.	1,200	32,400
TCF Financial Corp., Series B, 6.45% Pfd.	1,200	30,480
Texas Capital Bancshares, Inc., Series A, 6.50% Pfd.	2,400	61,368
Webster Financial Corp., Series E, 6.40% Pfd.	1,100	28,050
Zions Bancorp., Series F, 7.90% Pfd.	2,872	76,252
		2,375,520

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Premium Income Fund

	Shares	Value
Reinsurance–0.50%
Endurance Specialty Holdings Ltd., Series A, 7.75% Pfd.	1,800	$46,404
Endurance Specialty Holdings Ltd., Series B, 7.50% Pfd.	2,100	54,705
Maiden Holdings Ltd., Series A, 8.25% Pfd.	5,600	148,624
PartnerRe Ltd. (Bermuda), Series E, 7.25% Pfd.	8,200	234,356
Reinsurance Group of America, Inc., 6.20% Unsec. Sub. Pfd.	4,800	139,104
RenaissanceRe Holdings Ltd. (Bermuda), Series E, 5.38% Pfd.	4,800	119,232
		742,425

Retail REIT’s–0.44%
DDR Corp., Class J, 6.50% Pfd.	3,200	83,584
Kimco Realty Corp., Series I, 6.00% Pfd.	8,600	221,880
National Retail Properties Inc., Series D, 6.63% Pfd.	6,400	169,344
Realty Income Corp., Series F, 6.63% Pfd.	4,900	129,997
Regency Centers Corp., Series 6, 6.63% Pfd.	2,300	59,754
		664,559

Specialized REIT’s–0.80%
Digital Realty Trust, Inc., Series F, 6.63% Pfd.	3,300	85,602
Digital Realty Trust, Inc., Series G, 5.88% Pfd.	4,500	109,305
Digital Realty Trust, Inc., Series H, 7.38% Pfd.	4,400	120,780
EPR Properties, Series F, 6.63% Pfd.	1,100	27,918
Public Storage, Series A, 5.88% Pfd.	5,600	145,936
Public Storage, Series Q, 6.50% Pfd.	15,400	394,086
Public Storage, Series Y, 6.38% Pfd.	11,800	315,650
		1,199,277

Thrifts & Mortgage Finance–0.02%
Astoria Financial Corp., Series C, 6.50% Pfd.	1,200	30,912

Wireless Telecommunication Services–0.24%
Telephone & Data Systems Inc., 7.00% Sr. Unsec. Pfd.	8,300	212,480
United States Cellular Corp., 6.95% Sr. Unsec. Pfd.	3,100	79,081
United States Cellular Corp., 7.25% Sr. Unsec. Pfd.	2,800	71,736
		363,297
Total Preferred Stocks (Cost $29,384,684)		31,118,950

Common Stocks & Other Equity Interests–8.35%
Mortgage REIT’s–8.35%
Altisource Residential Corp.	18,900	271,971
American Capital Agency Corp.	68,200	1,216,006
American Capital Mortgage Investment Corp.	16,900	245,219
Annaly Capital Management Inc.	127,500	1,268,625
Apollo Commercial Real Estate Finance, Inc.	19,300	320,573
ARMOUR Residential REIT, Inc.	14,500	297,540
Blackstone Mortgage Trust, Inc.–Class A	30,800	847,616

	Shares		Value
Mortgage REIT’s–(continued)
Capstead Mortgage Corp.		31,700	$305,905
Chimera Investment Corp.		68,000	957,440
Colony Capital, Inc.–Class A		36,900	750,546
CYS Investments, Inc.		51,900	400,668
Hannon Armstrong Sustainable Infrastructure Capital, Inc.		10,300	185,503
Hatteras Financial Corp.		32,000	457,920
MFA Financial, Inc.		122,400	847,008
New Residential Investment Corp.		76,200	924,306
New York Mortgage Trust, Inc.		36,200	205,616
PennyMac Mortgage Investment Trust		24,700	361,114
Redwood Trust, Inc.		28,000	371,840
Starwood Property Trust, Inc.		63,300	1,271,697
Two Harbors Investment Corp.		121,500	1,027,890
Total Common Stocks & Other Equity Interests (Cost $12,986,740)			12,535,003

	Principal Amount
U.S. Treasury Securities–6.34%
U.S. Treasury Bills–0.29%
0.11%, 05/26/16(f)(g)		$195,000	194,743
0.24%, 05/26/16(f)(g)		235,000	234,691
			429,434

U.S. Treasury STRIPS–6.05%
2.74%, 02/15/43(f)(h)		200,000	87,297
2.91%, 02/15/43(f)(h)		1,550,000	676,551
3.03%, 02/15/43(f)(h)		1,100,000	480,133
3.36%, 02/15/43(f)(h)		2,450,000	1,069,387
3.98%, 02/15/43(f)(h)		10,800,000	4,714,031
4.11%, 02/15/43(f)(h)		4,700,000	2,051,476
			9,078,875
Total U.S. Treasury Securities (Cost $7,927,507)			9,508,309

Exchange Traded Notes–4.60%
JPMorgan Alerian MLP Index ETN, 5.16%, 05/24/24 (Cost $6,607,292)		207,800	6,898,960

Non-U.S. Dollar Denominated Bonds & Notes–1.22%(i)
Automobile Manufacturers–0.07%
Hydra Dutch Holdings 2 B.V. (Netherlands), Sr. Sec. Gtd. First Lien Notes, 8.00%, 04/15/19(b)	EUR	100,000	112,719

Cable & Satellite–0.30%
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Gtd. First Lien Notes, 4.88%, 01/15/27(b)	GBP	100,000	147,049
REGS, Sr. Sec. Gtd. First Lien Medium-Term Euro Notes,
5.13%, 01/15/25(b)	GBP	200,000	297,568
			444,617

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Premium Income Fund

	Principal Amount		Value
Hotels, Resorts & Cruise Lines–0.14%
Thomas Cook Finance PLC (United Kingdom), Sr. Unsec. Gtd. Bonds, 6.75%, 06/15/21(b)	EUR	100,000	$117,118
Thomas Cook Group PLC (United Kingdom), Sr. Unsec. Gtd. Medium-Term Euro Notes, 7.75%, 06/22/17	GBP	57,000	93,046
			210,164

Internet Software & Services–0.08%
United Group B.V. (Serbia), REGS, Sr. Sec. Gtd. Euro Notes, 7.88%, 11/15/20(b)	EUR	100,000	118,124

Marine–0.07%
CMA CGM S.A. (France), Sr. Unsec. Notes, 7.75%, 01/15/21(b)	EUR	100,000	101,992

Multi-Sector Holdings–0.27%
Gala Electric Casinos PLC (United Kingdom), REGS, Sec. Gtd. Second Lien Euro Notes, 11.50%, 06/01/19(b)	GBP	100,000	164,606
Odeon & UCI Finco PLC (United Kingdom), REGS, Sr. Sec. Gtd. First Lien Medium-Term Euro Notes, 9.00%, 08/01/18(b)	GBP	150,000	241,673
			406,279

Other Diversified Financial Services–0.19%
Cabot Financial Luxembourg S.A. (United Kingdom), REGS, Sr. Sec. Gtd. First Lien Euro Notes, 10.38%, 10/01/19(b)	GBP	100,000	166,587

	Principal Amount		Value
Other Diversified Financial Services–(continued)
Financiere Gaillon 8 SAS (France), Sr. Sec. First Lien Notes, 7.00%, 09/30/19(b)	EUR	100,000	$114,347
			280,934

Packaged Foods & Meats–0.10%
Moy Park (Bondco) PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 6.25%, 05/29/21(b)	GBP	100,000	158,129
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $1,879,197)			1,832,958

	Shares
Money Market Funds–12.10%
Liquid Assets Portfolio–Institutional Class, 0.16%(j)		9,080,746	9,080,746
Premier Portfolio–Institutional Class, 0.12%(j)		9,080,746	9,080,746
Total Money Market Funds (Cost $18,161,492)			18,161,492
TOTAL INVESTMENTS–93.53% (Cost $137,899,235)			140,374,506
OTHER ASSETS LESS LIABILITIES–6.47%			9,712,060
NET ASSETS–100.00%			$150,086,566

Investment Abbreviations:

Conv.	– Convertible
ETN	– Exchange Traded Notes
EUR	– Euro
GBP	– British Pound Sterling
Gtd.	– Guaranteed
Jr.	– Junior
MLP	– Master Limited Partnerships
Pfd.	– Preferred

PIK	– Payment in Kind
REGS	– Regulation S
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
STRIPS	– Separately Traded Registered Interest and Principal Security
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2015 was $36,749,486, which represented 24.49% of the Fund’s Net Assets.
(c)	Perpetual bond with no specified maturity date.
(d)	All or a portion of this security is Payment-in-Kind.

Issuer	Cash Rate	PIK Rate
Alphabet Holding Co., Inc., Sr. Unsec. Global PIK Notes	7.75%	8.50%

(e)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(f)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(g)	All or a portion of the value was pledged as collateral to cover margin requirements for swap agreements. See Note 1L and Note 4.
(h)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K and Note 4.
(i)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(j)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Premium Income Fund

Statement of Assets and Liabilities

October 31, 2015

Assets:
Investments, at value (Cost $119,737,743)	$122,213,014
Investments in affiliated money market funds, at value and cost	18,161,492
Total investments, at value (Cost $137,899,235)	140,374,506
Cash	2,414
Foreign currencies, at value (Cost $4,108)	4,016
Receivable for:
Investments sold	10,353,944
Variation margin — centrally cleared swap agreements	1,278
Fund shares sold	806,248
Dividends and interest	1,074,904
Investment for trustee deferred compensation and retirement plans	22,464
Unrealized appreciation on forward foreign currency contracts outstanding	16,900
Other assets	8,663
Total assets	152,665,337

Liabilities:
Payable for:
Investments purchased	2,316,862
Fund shares reacquired	81,613
Variation margin — futures	24,675
Accrued fees to affiliates	55,780
Accrued trustees’ and officers’ fees and benefits	1,657
Accrued other operating expenses	65,634
Trustee deferred compensation and retirement plans	24,745
Unrealized depreciation on forward foreign currency contracts outstanding	7,805
Total liabilities	2,578,771
Net assets applicable to shares outstanding	$150,086,566

Net assets consist of:
Shares of beneficial interest	$157,095,933
Undistributed net investment income	(122,117)
Undistributed net realized gain (loss)	(10,072,056)
Net unrealized appreciation	3,184,806
$150,086,566

Net Assets:
Class A	$52,612,971
Class C	$17,132,883
Class R	$338,777
Class Y	$12,423,766
Class R5	$10,104
Class R6	$67,568,065

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	5,215,927
Class C	1,700,117
Class R	33,593
Class Y	1,231,073
Class R5	1,001
Class R6	6,693,709
Class A:
Net asset value per share	$10.09
Maximum offering price per share
(Net asset value of $10.09 ÷ 94.50%)	$10.68
Class C:
Net asset value and offering price per share	$10.08
Class R:
Net asset value and offering price per share	$10.08
Class Y:
Net asset value and offering price per share	$10.09
Class R5:
Net asset value and offering price per share	$10.09
Class R6:
Net asset value and offering price per share	$10.09

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Premium Income Fund

Statement of Operations

For the year ended October 31, 2015

Investment income:
Interest (net of foreign withholding taxes of $1,619)	$5,250,803
Dividends (net of foreign withholding taxes of $1,209)	2,307,948
Dividends from affiliated money market funds	7,313
Total investment income	7,566,064

Expenses:
Advisory fees	893,205
Administrative services fees	50,000
Custodian fees	27,425
Distribution fees:
Class A	120,705
Class C	163,233
Class R	865
Transfer agent fees — A, C, R and Y	101,667
Transfer agent fees — R6	184
Trustees’ and officers’ fees and benefits	20,732
Other	230,508
Total expenses	1,608,524
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(305,363)
Net expenses	1,303,161
Net investment income	6,262,903

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $1,211)	(3,117,885)
Foreign currencies	(59,473)
Forward foreign currency contracts	146,653
Futures contracts	(455,467)
Swap agreements	82,098
(3,404,074)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(1,163,866)
Foreign currencies	1,000
Forward foreign currency contracts	(46,222)
Futures contracts	663,375
Swap agreements	58,460
(487,253)
Net realized and unrealized gain (loss)	(3,891,327)
Net increase in net assets resulting from operations	$2,371,576

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Premium Income Fund

Statement of Changes in Net Assets

For the years ended October 31, 2015 and 2014

	2015	2014
Operations:
Net investment income	$6,262,903	$6,899,924
Net realized gain (loss)	(3,404,074)	1,242,323
Change in net unrealized appreciation (depreciation)	(487,253)	3,867,728
Net increase in net assets resulting from operations	2,371,576	12,009,975

Distributions to shareholders from net investment income:
Class A	(2,285,486)	(1,808,084)
Class C	(649,749)	(638,928)
Class R	(7,758)	(4,535)
Class Y	(631,870)	(339,729)
Class R5	(513)	(543)
Class R6	(2,998,898)	(4,760,854)
Total distributions from net investment income	(6,574,274)	(7,552,673)

Share transactions–net:
Class A	12,053,236	560,935
Class C	2,778,173	(2,185,049)
Class R	201,235	87,569
Class Y	6,112,094	(920,949)
Class R6	18,253,102	(122,825,649)
Net increase (decrease) in net assets resulting from share transactions	39,397,840	(125,283,143)
Net increase (decrease) in net assets	35,195,142	(120,825,841)

Net assets:
Beginning of year	114,891,424	235,717,265
End of year (includes undistributed net investment income of $(122,117) and $(112,914), respectively)	$150,086,566	$114,891,424

Notes to Financial Statements

October 31, 2015

NOTE 1—Significant Accounting Policies

Invesco Premium Income Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they

25                         Invesco Premium Income Fund

may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

26                         Invesco Premium Income Fund

D.	Distributions — Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission

27                         Invesco Premium Income Fund

merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount,

28                         Invesco Premium Income Fund

recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2015 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

M.	Other Risks — The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.
N.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
O.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.65%
Next $500 million	0.60%
Next $500 million	0.55%
Over $1.5 billion	0.54%

For the year ended October 31, 2015, the effective advisory fees incurred by the Fund was 0.65%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective March 1, 2015, the Adviser has contractually agreed, through at least February 28, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.05%, 1.80%, 1.30%, 0.80%, 0.80% and 0.80% of average daily net assets, respectively. Prior to March 1, 2015, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.89%, 1.64%, 1.14%, 0.64%, 0.64% and 0.64% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2017. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2015, the Adviser waived advisory fees of $203,512 and reimbursed class level expenses of $63,525, $21,477, $228, $16,269 and $184 of Class A, Class C, Class R, Class Y and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

29                         Invesco Premium Income Fund

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2015, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2015, IDI advised the Fund that IDI retained $20,346 in front-end sales commissions from the sale of Class A shares and $1,954 and $1,865 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$61,692,895	$122,550	$—	$61,815,445
Exchange Traded Notes	6,898,960	—	—	6,898,960
U.S. Treasury Securities	—	9,508,309	—	9,508,309
Corporate Debt Securities	—	51,432,841	—	51,432,841
Foreign Debt Securities	—	1,832,958	—	1,832,958
Foreign Sovereign Debt Securities	—	8,885,993	—	8,885,993
	68,591,855	71,782,651	—	140,374,506
Forward Foreign Currency Contracts*	—	9,095	—	9,095
Futures Contracts*	683,137	—	—	683,137
Swap Agreements*	—	17,616	—	17,616
Total Investments	$69,274,992	$71,809,362	$—	$141,084,354

*	Unrealized appreciation.

30                         Invesco Premium Income Fund

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2015:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Credit risk:
Swap agreements(a)	$17,616	$	(—)
Currency risk:
Forward foreign currency contracts(b)	16,900		(7,805)
Equity risk:
Futures contracts(c)	591,277		(30,701)
Interest rate risk:
Futures contracts(c)	214,615		(92,054)
Total	$840,408		$(130,560)

(a)	Includes cumulative appreciation of centrally cleared swap agreements. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.
(b)	Values are disclosed on the Statement of Assets and Liabilities under the captions Unrealized appreciation on forward foreign currency contracts outstanding and Unrealized depreciation on forward foreign currency contracts outstanding.
(c)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended October 31, 2015

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements
Realized Gain (Loss):
Credit risk	$—	$—	$82,098
Currency risk	146,653	—	—
Equity risk	—	(829,957)	—
Interest rate risk	—	374,490	—
Change in Net Unrealized Appreciation (Depreciation):
Credit risk	—	—	58,460
Currency risk	(46,222)	—	—
Equity risk	—	796,349	—
Interest rate risk	—	(132,974)	—
Total	$100,431	$207,908	$140,558

The table below summarizes the average notional value of forward foreign currency contracts, futures contracts and swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements
Average notional value	$2,151,002	$25,530,964	$2,075,339

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
12/04/15	Deutsche Bank Securities Inc.	EUR	589,444	USD	665,465	$648,565	$16,900
12/04/15	Goldman Sachs International	GBP	753,808	USD	1,155,692	1,161,968	(6,276)
12/04/15	Deutsche Bank Securities Inc.	USD	101,830	EUR	91,158	100,301	(1,529)
Total Open Forward Foreign Currency Contracts — Currency Risk							$9,095

Currency Abbreviations:

EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

31                         Invesco Premium Income Fund

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Australian 10 Year Bonds	Long	62	December-2015	$5,719,364	$40,331
Canada 10 Year Bonds	Long	62	December-2015	6,661,314	(92,054)
Euro Bond	Long	36	December-2015	6,223,818	88,764
Japanese 10 Year Mini Bonds	Long	50	December-2015	6,154,802	34,447
Long Gilt	Long	37	December-2015	6,717,237	6,840
U.S. Treasury Long Bonds	Long	25	December-2015	3,910,938	44,233
Subtotal — Interest Rate Risk					$122,561
Dow Jones Euro STOXX 50 Index	Short	7	December-2015	$(261,960)	$(12,799)
E-Mini S&P 500 Index	Long	19	December-2015	1,970,015	157,852
FTSE 100 Index	Long	13	December-2015	1,266,743	47,003
Hang Seng Index	Long	8	November-2015	1,170,696	(17,902)
Russell 2000 Mini Index	Long	37	December-2015	4,285,710	168,090
Tokyo Stock Price Index	Long	20	December-2015	2,583,078	218,332
Subtotal — Equity Risk					560,576
Total Futures Contracts					$683,137

Total Open Centrally Cleared Credit Default Swap Agreements — Credit Risk
Counterparty/Clearinghouse	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments	Unrealized Appreciation
Credit Suisse Securities (USA) LLC/CME	Markit CDX North America High Yield Index	Sell	5.00%	12/20/19	3.09%	$1,346,360	$81,289	$17,616

Abbreviations:

CME	– Chicago Mercantile Exchange

(a)	Implied credit spreads represent the current level as of October 31, 2015 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of October 31, 2015.

	Gross amounts of Recognized Assets	Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Financial Instruments	Collateral Received		Net Amount
Counterparty			Non-Cash	Cash
Credit Suisse Securities (USA) LLC/CME(a)	$98,905	$—	$—	$—	$98,905
Deutsche Bank Securities Inc.(b)	16,900	(1,529)	—	—	15,371
Total	$115,805	$(1,529)	$—	$—	$114,276

	Gross amounts of Recognized Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Financial Instruments	Collateral Pledged		Net Amount
Counterparty			Non-Cash	Cash
Deutsche Bank Securities Inc.(b)	$1,529	$(1,529)	$—	$—	$—
Goldman Sachs International(b)	6,276	—	—	—	6,276
Total	$7,805	$(1,529)	$—	$—	$6,276

(a)	Swap agreements — centrally cleared Counterparty. Includes cumulative appreciation (depreciation).
(b)	Forward foreign currency contracts Counterparty.

32                         Invesco Premium Income Fund

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2015, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $168.

NOTE 6—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2015, the Fund engaged in securities securities sales of $234,253, which resulted in net realized gains of $1,211.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2015 and 2014:

	2015	2014
Ordinary income	$6,574,274	$7,552,673

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$53,689
Net unrealized appreciation — investments	2,020,274
Net unrealized appreciation — other investments	192,927
Temporary book/tax differences	(24,096)
Capital loss carryforward	(9,252,161)
Shares of beneficial interest	157,095,933
Total net assets	$150,086,566

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gain and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and bond premiums.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

33                         Invesco Premium Income Fund

The Fund has a capital loss carryforward as of October 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$7,113,589	$2,138,572	$9,252,161

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2015 was $166,152,389 and $145,945,033, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $4,752,391 and $4,102,567, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$4,228,709
Aggregate unrealized (depreciation) of investment securities	(2,208,435)
Net unrealized appreciation of investment securities	$2,020,274

Cost of investments for tax purposes is $138,354,232.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of swap income, foreign currency transactions and bond premium amortization, on October 31, 2015, undistributed net investment income was increased by $302,168 and undistributed net realized gain (loss) was decreased by $302,168. This reclassification had no effect on the net assets of the Fund.

NOTE 12—Share Information

	Summary of Share Activity
	Years ended October 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Class A	3,054,961	$31,571,397	1,674,041	$17,271,491
Class C	665,576	6,862,470	395,527	4,043,695
Class R	22,519	227,585	8,385	85,861
Class Y	1,777,827	18,357,253	999,906	10,319,807
Class R6	1,558,502	16,063,482	1,318,479	13,484,561

Issued as reinvestment of dividends:
Class A	149,450	1,530,255	121,004	1,228,961
Class C	42,814	438,178	44,317	449,554
Class R	705	7,215	395	4,044
Class Y	37,371	383,770	27,683	281,703
Class R6	292,705	2,998,897	473,502	4,760,854

Reacquired:
Class A	(2,049,651)	(21,048,416)	(1,769,874)	(17,939,517)
Class C	(442,432)	(4,522,475)	(660,296)	(6,678,298)
Class R	(3,273)	(33,565)	(223)	(2,336)
Class Y	(1,232,469)	(12,628,929)	(1,116,824)	(11,522,459)
Class R6	(78,709)	(809,277)	(13,919,440)	(141,071,064)
Net increase (decrease) in share activity	3,795,896	$39,397,840	(12,403,418)	$(125,283,143)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 30% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 45% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco.

34                         Invesco Premium Income Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/15	$10.37	$0.46	$(0.25)	$0.21	$(0.49)	$—	$(0.49)	$10.09	2.02%	$52,613	0.99	%(d)	1.27	%(d)	4.52	%(d)	120%
Year ended 10/31/14	10.04	0.48	0.37	0.85	(0.52)	—	(0.52)	10.37	8.66	42,104	0.88		1.28		4.69		89
Year ended 10/31/13	10.83	0.50	(0.58)	(0.08)	(0.55)	(0.16)	(0.71)	10.04	(0.83)	40,515	0.88		1.22		4.83		86
Year ended 10/31/12(e)	10.03	0.43	0.81	1.24	(0.44)	—	(0.44)	10.83	12.64	24,388	0.88	(f)	1.18	(f)	4.54	(f)	79
Class C
Year ended 10/31/15	10.36	0.39	(0.26)	0.13	(0.41)	—	(0.41)	10.08	1.26	17,133	1.74	(d)	2.02	(d)	3.77	(d)	120
Year ended 10/31/14	10.03	0.40	0.37	0.77	(0.44)	—	(0.44)	10.36	7.85	14,854	1.63		2.03		3.94		89
Year ended 10/31/13	10.82	0.42	(0.58)	(0.16)	(0.47)	(0.16)	(0.63)	10.03	(1.58)	16,592	1.63		1.97		4.08		86
Year ended 10/31/12(e)	10.03	0.36	0.81	1.17	(0.38)	—	(0.38)	10.82	11.91	10,469	1.63	(f)	1.93	(f)	3.79	(f)	79
Class R
Year ended 10/31/15	10.36	0.44	(0.26)	0.18	(0.46)	—	(0.46)	10.08	1.77	339	1.24	(d)	1.52	(d)	4.27	(d)	120
Year ended 10/31/14	10.03	0.46	0.36	0.82	(0.49)	—	(0.49)	10.36	8.39	141	1.13		1.53		4.44		89
Year ended 10/31/13	10.83	0.47	(0.59)	(0.12)	(0.52)	(0.16)	(0.68)	10.03	(1.17)	51	1.13		1.47		4.58		86
Year ended 10/31/12(e)	10.03	0.40	0.82	1.22	(0.42)	—	(0.42)	10.83	12.43	50	1.13	(f)	1.43	(f)	4.29	(f)	79
Class Y
Year ended 10/31/15	10.37	0.49	(0.26)	0.23	(0.51)	—	(0.51)	10.09	2.28	12,424	0.74	(d)	1.02	(d)	4.77	(d)	120
Year ended 10/31/14	10.05	0.51	0.35	0.86	(0.54)	—	(0.54)	10.37	8.82	6,725	0.63		1.03		4.94		89
Year ended 10/31/13	10.84	0.53	(0.58)	(0.05)	(0.58)	(0.16)	(0.74)	10.05	(0.57)	7,409	0.63		0.97		5.08		86
Year ended 10/31/12(e)	10.03	0.45	0.82	1.27	(0.46)	—	(0.46)	10.84	12.96	4,482	0.63	(f)	0.93	(f)	4.79	(f)	79
Class R5
Year ended 10/31/15	10.37	0.49	(0.26)	0.23	(0.51)	—	(0.51)	10.09	2.28	10	0.74	(d)	0.89	(d)	4.77	(d)	120
Year ended 10/31/14	10.05	0.50	0.36	0.86	(0.54)	—	(0.54)	10.37	8.82	10	0.63		0.90		4.94		89
Year ended 10/31/13	10.84	0.54	(0.59)	(0.05)	(0.58)	(0.16)	(0.74)	10.05	(0.57)	10	0.63		0.90		5.08		86
Year ended 10/31/12(e)	10.03	0.44	0.83	1.27	(0.46)	—	(0.46)	10.84	12.96	766	0.63	(f)	0.85	(f)	4.79	(f)	79
Class R6
Year ended 10/31/15	10.37	0.49	(0.26)	0.23	(0.51)	—	(0.51)	10.09	2.28	67,568	0.74	(d)	0.89	(d)	4.77	(d)	120
Year ended 10/31/14	10.04	0.50	0.37	0.87	(0.54)	—	(0.54)	10.37	8.93	51,057	0.63		0.90		4.94		89
Year ended 10/31/13	10.84	0.53	(0.59)	(0.06)	(0.58)	(0.16)	(0.74)	10.04	(0.67)	171,140	0.63		0.85		5.08		86
Year ended 10/31/12(e)	10.75	0.05	0.09	0.14	(0.05)	—	(0.05)	10.84	1.31	138,779	0.63	(f)	0.82	(f)	4.79	(f)	79

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $48,282, $16,323, $173, $12,365, $10 and $60,262 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of December 14, 2011 for Class A, Class C, Class R, Class Y and Class R5 shares and September 24, 2012 for Class R6 shares.
(f)	Annualized.

35                         Invesco Premium Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Premium Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Premium Income Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period December 14, 2011 (commencement of operations) through October 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 23, 2015

Houston, Texas

36                         Invesco Premium Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2015 through October 31, 2015.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/15)	Expenses Paid During Period[2]
A	$1,000.00	$983.80	$5.20	$1,019.66	$5.30	1.04%
C	1,000.00	980.10	8.93	1,016.18	9.10	1.79
R	1,000.00	982.60	6.45	1,018.70	6.56	1.29
Y	1,000.00	985.10	3.95	1,021.22	4.02	0.79
R5	1,000.00	984.10	3.95	1,021.22	4.02	0.79
R6	1,000.00	984.10	3.95	1,021.22	4.02	0.79

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2015 through October 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

37                         Invesco Premium Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Premium Income Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 9-10, 2015, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2015.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the performance and investment management services provided by Invesco Advisers and the Affiliated Sub-Advisers to a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports form the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Board also receives a report and this independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 10, 2015, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco PowerShares Capital Management LLC currently manages certain assets of the Fund.

The Board noted that the Fund recently began operations and that comparative performance data for only the past three calendar years was available. The Board compared the Fund’s performance during the past three calendar years to the performance of funds in the Lipper performance universe and against the Lipper Mixed-Asset Target Allocation Conservative Funds Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year and in the fourth quintile for the three year period (the first quintile being

38                         Invesco Premium Income Fund

the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the Fund’s performance was above the performance of the Index for the one period and below the performance of the index for the three year periods. Invesco Advisers noted that performance benefited from duration and high yield exposures. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was at the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees, but that Lipper does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 29, 2016 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and its affiliates manage two other mutual funds using an investment process substantially similar to the investment process used for the Fund. The Board noted that both of the other mutual funds are fund of funds and Invesco Advisers does not charge advisory fees at the fund level. Invesco Advisors and the Affiliated Sub-Advisers do not manage other client accounts using an investment process substantially similar to the investment process used for the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management other than day-to-day portfolio management. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board noted that although Invesco Advisers received a minimal amount of revenues from advising the Fund, Invesco Advisers and its affiliates did not make a profit from managing the Fund as a result of fee and expense waivers. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transaction through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

39                         Invesco Premium Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2015:

Federal and State Income Tax
Qualified Dividend Income *	1.12%
Corporate Dividends Received Deduction *	0.98%
U.S. Treasury Obligations*	3.68%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Distribution Information

The following table sets forth on a per share basis the distribution that was paid in September 2015. Included in the table is a written statement of the sources of the distribution on a generally accepted accounting principles (“GAAP”) basis.

		Net Income	Gain from Sale of Securities	Return of Principal	Total Distribution
09/17/15	Class A	$0.0391	$0.0000	$0.0008	$0.0399
09/17/15	Class C	0.0328	0.0000	0.0008	0.0336
09/17/15	Class R	0.0370	0.0000	0.0008	0.0378
09/17/15	Class Y	0.0413	0.0000	0.0008	0.0421
09/17/15	Class R5	0.0413	0.0000	0.0008	0.0421
09/17/15	Class R6	0.0413	0.0000	0.0008	0.0421

Please note that the information in the preceding chart is for financial accounting purposes only. Shareholders should be aware that the tax treatment of distributions likely differs from GAAP treatment. Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. This Notice is sent to comply with certain Securities and Exchange Commission requirements.

40                         Invesco Premium Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			145	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc..

			145	None
[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Premium Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	145	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	145	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Chairman, Board of Governors, Western Golf Association	145	Chairman of the Board of Trustees, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			145	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			145	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	145	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	145	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	145	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	145	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	145	None

T-2                         Invesco Premium Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	145	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Premium Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc..	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company.

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Premium Income Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338                        PIN-AR-1                                                               Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2015

Invesco Select Companies Fund
Nasdaq:
A: ATIAX ■ B: ATIBX ■ C: ATICX ■ R: ATIRX ■ Y: ATIYX ■ R5: ATIIX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    The US economy expanded and unemployment declined throughout the reporting period. Continuing low energy prices benefited consumers, but a strong US dollar crimped corporate profits. The US Federal Reserve signaled that it was increasingly likely to raise interest rates, based on generally positive economic data, but uncertainty remained about when it might act. Overseas, the story was much different. Low energy prices hurt the economies of some oil-producing nations, such as Brazil and Russia. During the reporting period, the European Central

Bank as well as central banks in China and Japan – among other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness.

    Investor uncertainty, such as we saw for much of the reporting period – and market volatility, such as we saw at the end of the reporting period – are unfortunate facts of life when it comes to investing. Some investors use these things as excuses to delay saving and investing for their long-term financial goals. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

    Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2 Invesco Select Companies Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Select Companies Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2015, Class A shares of Invesco Select Companies Fund (the Fund), at net asset value (NAV), underperformed the Fund’s broad market, style-specific and peer group indexes, the S&P 500 Index, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index, respectively.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/14 to 10/31/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-10.79%
Class B Shares	-11.44
Class C Shares	-11.45
Class R Shares	-11.03
Class Y Shares	-10.56
Class R5 Shares	-10.47
S&P 500 Index▼ (Broad Market Index)	5.20
Russell 2000 Index▼ (Style-Specific Index)	0.34
Lipper Small-Cap Core Funds Index¢ (Peer Group Index)	0.69

Source(s): ▼FactSet Research Systems Inc.; ¢Lipper Inc.

Market conditions and your Fund

The US economy improved slowly, but steadily, during the fiscal year ended October 31, 2015 – although the health of individual economic sectors varied dramatically. The headline story was the continued slowdown in energy markets, as oil prices plummeted when too much supply overwhelmed slowing global demand. However, the more subtle story, which drove the economy forward during the year, was the improved position of the US consumer.

    As the reporting period began in late 2014, economic growth appeared to be stronger in the US than in the rest of the world. US equity markets were recovering from the initial crash of oil prices when OPEC added additional uncertainty by deciding to maintain high production despite low prices and slowing global growth. In this environment, commodity-

based economies and most currencies underperformed those of the US. The continued strengthening of the US consumer led US equity markets higher through the spring. Continued low interest rates, the increasing availability of credit from lenders and an improving employment picture all contributed to higher consumer confidence. This strength also helped the market overcome fears that Greece and the eurozone would fail to reach an agreement on a financial bailout plan. In the summer of 2015, however, US equity markets moved sharply lower. A significant downturn in China’s financial markets and weak global economic growth led the US Federal Reserve to delay raising interest rates, which, in turn, increased investor uncertainty and market volatility. In October, however, the US market marched higher and recovered from its earlier decline, finishing higher for the fiscal year.

    We view ourselves as business people buying businesses, and we consider the purchase of a stock as an ownership interest in a business. We strive to develop a proprietary view of a business through in-depth, fundamental research that includes careful financial statement analysis and meetings with company management. We then seek to purchase businesses whose stock prices are below what we have calculated to be the true value of the company based on its future free cash flows.

    Our investment approach focuses on individual businesses rather than market sectors. Therefore, your Fund shares little in common with sector weightings of various market indexes. However, if we were to broadly categorize businesses with which we had the most success during the fiscal year, our investments in select information technology (IT) stocks were the largest contributors to Fund performance. Select holdings in the energy and IT sectors were among the largest detractors.

    IT sector companies Global Payments, Microsemi and Booz Allen Hamilton were the largest contributors to Fund performance during the fiscal year. Global Payments is the world’s fourth-largest data processing company and one of the few merchant acquirers with a global footprint. The company’s share price rose due to strong operating results as the business has shown robust international growth. Microsemi is a designer, manufacturer and marketer of analog and mixed-signal semiconductor solutions for communications, defense and security, aerospace and industrial markets. The company reported strong financial results for the reporting period. Booz Allen Hamilton provides high-end IT consulting services to the military and has a long-standing reputation as the elite of the

Portfolio Composition
By sector	% of total net assets

Information Technology	28.2%
Health Care	13.0
Consumer Discretionary	11.8
Industrials	10.9
Financials	10.8
Energy	4.1
Materials	1.8
Telecommunication Services	1.4
Money Market Funds Plus Other Assets Less Liabilities	18.0

Top 10 Equity Holdings*
% of total net assets

1.	Encore Capital Group, Inc	7.6%
2.	Booz Allen Hamilton Holding Corp.	6.8
3.	Microsemi Corp.	6.4
4.	Alere, Inc.	5.7
5.	John Wiley & Sons, Inc.-Class A	5.1
6.	Charles River Laboratories International, Inc.	5.1
7.	Mitel Networks Corp.	4.9
8.	Cubic Corp.	4.8
9.	Regal-Beloit Corp.	4.6
10.	America’s Car-Mart, Inc.	3.8

Total Net Assets	$850.7 million

Total Number of Holdings*	24

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2015.

4 Invesco Select Companies Fund

government IT consulting industry. We were attracted to the company’s unique culture, in which every partner is paid the same regardless of his or her individual performance. This has resulted in a company run by individuals who row in the same direction, creating an environment where the whole is greater than each of its parts. Booz Allen Hamilton has a long history of double-digit organic growth as a result of its culture. We were able to purchase the company’s shares a couple of years ago at depressed levels due to investor concern about the impact of potential reductions in government spending on the military due to budget constraints. Shares of the company rose during the fiscal year after reporting strong operating results. We decreased our positions in these three companies during the reporting period on the strength of results.

    Among the largest detractors from Fund performance were energy sector companies Ultra Petroleum and ION Geophysical. Ultra Petroleum is a low-cost US natural gas producer with some exposure to oil assets. The company’s share price declined in sympathy with oil prices. Though Ultra Petroleum focuses mainly on natural gas, there is a link with oil prices because they are substitutable commodities. We have confidence in the company’s long-term fundamentals because it has over 25 years of reserves from its existing land base, giving it the flexibility to wait out low energy prices for an extended period. We added to the Fund’s position in Ultra Petroleum on price weakness. ION Geophysical’s share price declined after reporting disappointing operating results, largely due to a reduction in exploration as oil prices remained depressed. We consider this to be a cyclical issue, which eventually will turn around. We continue to believe in the long-term growth prospects of the business and that offshore oil is an asset that will eventually be required. In our view, ION Geophysical is trading at cheap valuations and has a strong balance sheet to weather the short-term headwinds.

    IT sector company Rovi was also a large detractor from Fund performance during the reporting period. Rovi is focused on delivering solutions that enable consumers to intuitively connect to new entertainment from many sources and locations. Shares of the company declined after it released updates about ongoing litigation against Netflix (not a Fund holding) for five patents. These five patents are only a handful of Rovi’s 5,000+ patents, and not necessarily the most critical ones. We believe markets overreacted to the news, and we added to our position in Rovi.

    During the fiscal year, we made some new investments and added to some of our existing holdings. We also sold several holdings based on valuations and other factors. The Fund’s large cash position was a result of existing holdings being acquired by other companies not held by the Fund over the past few years and therefore removed or sold from the portfolio as well as a lack of opportunities as markets continued to rise. We believe the cash may act as a shock absorber in the next market correction, while providing us with the ability to invest in attractive opportunities as they present themselves.

    We continued to focus on finding quality businesses trading at attractive values relative to what we believe are their long-term prospects. In contrast, the market is often driven by short-term events or outlooks in both good times and bad. Market volatility allows us to take advantage of investment opportunities we believe will benefit your Fund in the long term.

    While we can never predict future Fund performance, we pledge to you that we will adhere to our discipline of being business people who buy businesses; we will continually strive to upgrade the quality of your Fund’s portfolio.

    As always, we thank you for your investment in Invesco Select Companies Fund and for sharing our long-term investment perspective.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Robert Mikalachki Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Select Companies
Fund. He joined Invesco in 1999. Mr. Mikalachki earned a business degree from Wilfrid Laurier University.

Virginia Au Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Select Companies Fund. She joined Invesco in 2006. Ms. Au earned a Bachelor of Commerce degree in finance from The University of British Columbia.

Jason Whiting Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Select Companies Fund. He joined Invesco in 2003. Mr. Whiting earned a BBA from Wilfrid Laurier University.

5 Invesco Select Companies Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/05

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable.

Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 Invesco Select Companies Fund

Average Annual Total Returns As of 10/31/15, including maximum applicable sales charges

Class A Shares
Inception (11/4/03)	9.19%
10 Years	7.63
5 Years	9.34
1 Year	-15.69

Class B Shares
Inception (11/4/03)	9.18%
10 Years	7.61
5 Years	9.48
1 Year	-15.39

Class C Shares
Inception (11/4/03)	8.91%
10 Years	7.44
5 Years	9.77
1 Year	-12.23

Class R Shares
Inception (4/30/04)	9.36%
10 Years	7.98
5 Years	10.31
1 Year	-11.03

Class Y Shares
10 Years	8.44%
5 Years	10.87
1 Year	-10.56

Class R5 Shares
Inception (4/30/04)	10.08%
10 Years	8.70
5 Years	10.97
1 Year	-10.47

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Class R5

Average Annual Total Returns As of 9/30/15, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (11/4/03)	8.83%
10 Years	6.84
5 Years	9.39
1 Year	-16.05

Class B Shares
Inception (11/4/03)	8.81%
10 Years	6.81
5 Years	9.53
1 Year	-15.74

Class C Shares
Inception (11/4/03)	8.55%
10 Years	6.64
5 Years	9.81
1 Year	-12.61

Class R Shares
Inception (4/30/04)	8.98%
10 Years	7.18
5 Years	10.35
1 Year	-11.40

Class Y Shares
10 Years	7.64%
5 Years	10.92
1 Year	-10.96

Class R5 Shares
Inception (4/30/04)	9.69%
10 Years	7.89
5 Years	11.01
1 Year	-10.92

shares was 1.20%, 1.95%, 1.95%, 1.45%, 0.95% and 0.88%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B,
Class C, Class R, Class Y and Class R5 shares was 1.24%, 1.99%, 1.99%, 1.49%, 0.99% and 0.92%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The

CDSC on Class C shares is 1% for the first year after purchase.
Class R, Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2017. See current prospectus for more information.

7 Invesco Select Companies Fund

Invesco Select Companies Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of October 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing

in the Fund

■	Cash/cash equivalents risk. Holding cash or cash equivalents may negatively affect performance.
■	Debt securities risk. The Fund may invest in debt securities that are affected by changing interest rates and changes in their effective maturities and credit quality.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
■	US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.
■	Value investing style risk. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Russell 2000® Index is an unmanaged index considered representative of small-cap stocks. The Russell 2000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Small-Cap Core Funds Index is an unmanaged index considered representative of small-cap core funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8 Invesco Select Companies Fund

Schedule of Investments(a)

October 31, 2015

	Shares	Value
Common Stocks & Other Equity Interests–82.00%
Aerospace & Defense–4.77%
Cubic Corp.	903,682	$40,530,138

Aluminum–0.00%
Cymat Technologies Ltd. (Canada)(b)	249,750	19,098

Apparel, Accessories & Luxury Goods–0.01%
Hampshire Group, Ltd.(b)(c)	592,824	88,924

Automotive Retail–3.79%
America’s Car-Mart, Inc.(b)(c)	942,136	32,258,737

Commodity Chemicals–1.75%
Chemtrade Logistics Income Fund (Canada)	1,045,784	14,866,655

Communications Equipment–4.91%
Mitel Networks Corp.(b)	5,334,275	41,767,373

Consumer Finance–7.64%
Encore Capital Group, Inc.(b)(c)	1,597,305	65,010,313

Data Processing & Outsourced Services–6.74%
Alliance Data Systems Corp.(b)	101,995	30,324,133
Global Payments Inc.	197,755	26,975,760
		57,299,893

Diversified Support Services–1.50%
Performant Financial Corp.(b)(c)	5,527,196	12,767,823

Education Services–2.91%
American Public Education Inc.(b)(c)	1,140,072	24,773,765

Electrical Components & Equipment–4.61%
Regal-Beloit Corp.	614,559	39,202,719

Health Care Supplies–7.96%
Alere, Inc.(b)	1,043,442	48,123,545
Cooper Cos., Inc. (The)	128,239	19,538,494
		67,662,039

Integrated Telecommunication Services–1.42%
General Communication, Inc.–Class A(b)	590,716	12,029,931

	Shares	Value
IT Consulting & Other Services–6.84%
Booz Allen Hamilton Holding Corp.	1,976,094	$58,215,729

Life Sciences Tools & Services–5.08%
Charles River Laboratories International, Inc.(b)	662,655	43,231,612

Oil & Gas Equipment & Services–0.61%
ION Geophysical Corp.(b)(c)	14,077,289	5,208,597

Oil & Gas Exploration & Production–3.50%
Ultra Petroleum Corp.(b)	5,439,470	29,808,296

Other Diversified Financial Services–0.00%
Brompton Corp. (Canada)(b)	69,374	0

Publishing–5.12%
John Wiley & Sons, Inc.–Class A	831,616	43,518,465

Real Estate Services–3.12%
Colliers International Group Inc. (Canada)	535,253	26,535,484

Semiconductors–6.37%
Microsemi Corp.(b)	1,505,279	54,205,097

Systems Software–3.35%
Rovi Corp.(b)	3,115,677	28,508,444
Total Common Stocks & Other Equity Interests (Cost $687,925,182)		697,509,132

Money Market Funds–15.66%
Liquid Assets Portfolio–Institutional Class, 0.16%(d)	66,619,029	66,619,029
Premier Portfolio–Institutional Class, 0.12%(d)	66,619,030	66,619,030
Total Money Market Funds (Cost $133,238,059)		133,238,059
TOTAL INVESTMENTS–97.66% (Cost $821,163,241)		830,747,191
OTHER ASSETS LESS LIABILITIES–2.34%		19,909,895
NET ASSETS–100.00%		$850,657,086

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated company during the period. The Investment Company Act of 1940 defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of October 31, 2015 was $140,108,159, which represented 16.47% of the Fund’s Net Assets. See Note 4.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Select Companies Fund

Statement of Assets and Liabilities

October 31, 2015

Assets:
Investments, at value (Cost $412,473,060)	$557,400,973
Investments in affiliates, at value (Cost $408,690,181)	273,346,218
Total investments, at value (Cost $821,163,241)	830,747,191
Receivable for:
Investments sold	26,221,555
Fund shares sold	239,868
Dividends	83,846
Investment for trustee deferred compensation and retirement plans	139,141
Other assets	40,138
Total assets	857,471,739

Liabilities:
Payable for:
Investments purchased	836,625
Fund shares reacquired	5,073,245
Accrued fees to affiliates	664,945
Accrued trustees’ and officers’ fees and benefits	2,796
Accrued other operating expenses	78,398
Trustee deferred compensation and retirement plans	158,644
Total liabilities	6,814,653
Net assets applicable to shares outstanding	$850,657,086

Net assets consist of:
Shares of beneficial interest	$687,636,573
Undistributed net investment income (loss)	(9,250,127)
Undistributed net realized gain	162,685,716
Net unrealized appreciation	9,584,924
$850,657,086

Net Assets:
Class A	$475,536,221
Class B	$4,027,115
Class C	$125,947,457
Class R	$45,560,521
Class Y	$147,927,044
Class R5	$51,658,728

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	23,260,989
Class B	216,598
Class C	6,783,714
Class R	2,293,651
Class Y	7,143,704
Class R5	2,422,417
Class A:
Net asset value per share	$20.44
Maximum offering price per share
(Net asset value of $20.44 ÷ 94.50%)	$21.63
Class B:
Net asset value and offering price per share	$18.59
Class C:
Net asset value and offering price per share	$18.57
Class R:
Net asset value and offering price per share	$19.86
Class Y:
Net asset value and offering price per share	$20.71
Class R5:
Net asset value and offering price per share	$21.33

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Select Companies Fund

Statement of Operations

For the year ended October 31, 2015

Investment income:
Dividends (net of foreign withholding taxes of $186,973)	$3,406,941
Dividends from affiliates	156,829
Interest	7,835
Total investment income	3,571,605

Expenses:
Advisory fees	8,470,773
Administrative services fees	294,681
Custodian fees	33,502
Distribution fees:
Class A	1,602,192
Class B	69,037
Class C	1,608,700
Class R	295,040
Transfer agent fees — A, B, C, R and Y	1,879,989
Transfer agent fees — R5	62,386
Trustees’ and officers’ fees and benefits	38,689
Other	267,948
Total expenses	14,622,937
Less: Fees waived and expense offset arrangement(s)	(375,047)
Net expenses	14,247,890
Net investment income (loss)	(10,676,285)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $868,030)	163,032,981
Foreign currencies	(3,210,344)
159,822,637
Change in net unrealized appreciation (depreciation) of:
Investment securities	(272,074,353)
Foreign currencies	753,892
(271,320,461)
Net realized and unrealized gain (loss)	(111,497,824)
Net increase (decrease) in net assets resulting from operations	$(122,174,109)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Select Companies Fund

Statement of Changes in Net Assets

For the years ended October 31, 2015 and 2014

	2015	2014
Operations:
Net investment income (loss)	$(10,676,285)	$(4,716,720)
Net realized gain	159,822,637	136,727,123
Change in net unrealized appreciation (depreciation)	(271,320,461)	35,296,385
Net increase (decrease) in net assets resulting from operations	(122,174,109)	167,306,788

Distributions to shareholders from net realized gains:
Class A	(71,199,853)	(41,356,017)
Class B	(916,857)	(565,193)
Class C	(18,752,500)	(9,079,104)
Class R	(6,758,426)	(3,610,155)
Class Y	(28,688,490)	(17,699,816)
Class R5	(6,188,617)	(3,696,664)
Total distributions from net realized gains	(132,504,743)	(76,006,949)

Share transactions–net:
Class A	(140,909,514)	(180,545,095)
Class B	(3,398,328)	(2,998,780)
Class C	(17,809,047)	(10,931,159)
Class R	(11,731,066)	(10,410,262)
Class Y	(104,389,400)	(88,773,706)
Class R5	(1,476,849)	(19,977,867)
Net increase (decrease) in net assets resulting from share transactions	(279,714,204)	(313,636,869)
Net increase (decrease) in net assets	(534,393,056)	(222,337,030)

Net assets:
Beginning of year	1,385,050,142	1,607,387,172
End of year (includes undistributed net investment income (loss) of $(9,250,127) and $(4,763,959), respectively)	$850,657,086	$1,385,050,142

Notes to Financial Statements

October 31, 2015

NOTE 1—Significant Accounting Policies

Invesco Select Companies Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Class R5. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

As of the open of business on March 5, 2014, the Fund has closed to all investors, except Employer Sponsored Retirement and Benefit Plans already invested in the Fund.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based

12                         Invesco Select Companies Fund

on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

13                         Invesco Select Companies Fund

D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

14                         Invesco Select Companies Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.745%
Next $250 million	0.73%
Next $500 million	0.715%
Next $1.5 billion	0.70%
Next $2.5 billion	0.685%
Next $2.5 billion	0.67%
Next $2.5 billion	0.655%
Over $10 billion	0.64%

For the year ended October 31, 2015, the effective advisory fees incurred by the Fund was 0.72%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2016, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Class R5 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75% and 1.75% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waivers and/or expense reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2015, the Adviser waived advisory fees of $372,793.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Class R5 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2015, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2015, IDI advised the Fund that IDI retained $1,865 in front-end sales commissions from the sale of Class A shares and $18,228, $2,672 and $882 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

15                         Invesco Select Companies Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$830,658,267	$88,924	$0	$830,747,191

NOTE 4—Investments in Other Affiliates

The 1940 Act defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the year ended October 31, 2015.

	Value 10/31/14	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 10/31/15	Interest / Dividend Income
America’s Car-Mart, Inc.	$43,319,413	$—	$—	$(11,060,676)	$—	$32,258,737	$—
American Public Education Inc.	44,098,925	—	(8,567,854)	(8,695,866)	(2,061,440)	24,773,765	—
Encore Capital Group, Inc.	50,744,469	20,676,989	—	(6,411,145)	—	65,010,313	—
Hampshire Group, Ltd.	1,487,988	—	—	(1,399,064)	—	88,924	—
ION Geophysical Corp.	39,416,409	—	—	(34,207,812)	—	5,208,597	—
Performant Financial Corp.	28,744,105	14,640,846	(20,900)	(30,570,716)	(25,512)	12,767,823	—
Total	$207,811,309	$35,317,835	$(8,588,754)	$(92,345,279)	$(2,086,952)	$140,108,159	$—

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2015, the Fund engaged in securities sales of $3,107,936, which resulted in net realized gains of $868,030.

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2015, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,254.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

16                         Invesco Select Companies Fund

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2015 and 2014:

	2015	2014
Long-term capital gain	$132,504,743	$76,006,949

Tax Components of Net Assets at Period-End:

2015
Undistributed long-term gain	$162,883,270
Net unrealized appreciation — investments	9,386,396
Net unrealized appreciation — other investments	974
Temporary book/tax differences	(159,046)
Late-Year ordinary loss deferral	(9,091,081)
Shares of beneficial interest	687,636,573
Total net assets	$850,657,086

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2015.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2015 was $131,694,553 and $338,379,074, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$217,282,846
Aggregate unrealized (depreciation) of investment securities	(207,896,450)
Net unrealized appreciation of investment securities	$9,386,396

Cost of investments for tax purposes is $821,360,795.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating loss and foreign currency transactions, on October 31, 2015, undistributed net investment income (loss) was increased by $6,190,117, undistributed net realized gain was increased by $3,210,345 and shares of beneficial interest was decreased by $9,400,462. This reclassification had no effect on the net assets of the Fund.

17                         Invesco Select Companies Fund

NOTE 12—Share Information

	Summary of Share Activity
	Years ended October 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Class A	1,412,942	$31,995,201	3,644,392	$86,862,251
Class B	3,991	75,134	13,561	301,065
Class C	108,970	2,269,796	333,846	7,383,566
Class R	489,174	10,794,717	669,277	15,849,454
Class Y	754,311	17,155,525	4,809,060	116,897,383
Class R5	506,037	11,854,368	613,241	15,312,739

Issued as reinvestment of dividends:
Class A	3,010,749	66,718,192	1,721,956	38,847,334
Class B	42,091	854,027	24,878	522,441
Class C	881,605	17,861,315	411,569	8,634,710
Class R	313,180	6,758,426	163,418	3,608,270
Class Y	1,152,785	25,822,392	623,137	14,157,670
Class R5	264,206	6,089,938	133,694	3,115,068

Automatic conversion of Class B shares to Class A shares:
Class A	133,661	2,972,639	78,001	1,886,904
Class B	(146,438)	(2,972,639)	(84,013)	(1,886,904)

Reacquired:
Class A	(10,911,072)	(242,595,546)	(12,693,542)	(308,141,584)
Class B	(66,806)	(1,354,850)	(86,383)	(1,935,382)
Class C	(1,894,478)	(37,940,158)	(1,203,216)	(26,949,435)
Class R	(1,329,652)	(29,284,209)	(1,265,120)	(29,867,986)
Class Y	(6,613,315)	(147,367,317)	(9,038,247)	(219,828,759)
Class R5	(851,150)	(19,421,155)	(1,544,955)	(38,405,674)
Net increase (decrease) in share activity	(12,739,209)	$(279,714,204)	(12,675,446)	$(313,636,869)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 40% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

18                         Invesco Select Companies Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/15	$25.47	$(0.19)	$(2.37)		$(2.56)	$—	$(2.47)	$(2.47)	$20.44	(10.79)%	$475,536	1.17	%(d)	1.20	%(d)	(0.86	)%(d)	14%
Year ended 10/31/14	23.95	(0.06)	2.71		2.65	—	(1.13)	(1.13)	25.47	11.66	754,310	1.16		1.20		(0.28)		10
Year ended 10/31/13	20.57	(0.12)	4.95		4.83	(0.23)	(1.22)	(1.45)	23.95	25.11	883,072	1.16		1.20		(0.55)		19
Year ended 10/31/12	18.97	(0.07)	1.67	(e)	1.60	—	—	—	20.57	8.43	725,950	1.18		1.23		(0.34)		37
Year ended 10/31/11	15.50	(0.12)	3.59		3.47	—	—	—	18.97	22.39	485,609	1.24		1.27		(0.64)		38
Class B
Year ended 10/31/15	23.55	(0.33)	(2.16)		(2.49)	—	(2.47)	(2.47)	18.59	(11.44)	4,027	1.92	(d)	1.95	(d)	(1.61	)(d)	14
Year ended 10/31/14	22.40	(0.23)	2.51		2.28	—	(1.13)	(1.13)	23.55	10.77	9,039	1.91		1.95		(1.03)		10
Year ended 10/31/13	19.32	(0.26)	4.65		4.39	(0.09)	(1.22)	(1.31)	22.40	24.22	11,551	1.91		1.95		(1.30)		19
Year ended 10/31/12	17.95	(0.21)	1.58	(e)	1.37	—	—	—	19.32	7.63	13,251	1.93		1.98		(1.09)		37
Year ended 10/31/11	14.78	(0.24)	3.41		3.17	—	—	—	17.95	21.45	15,478	1.99		2.02		(1.39)		38
Class C
Year ended 10/31/15	23.53	(0.33)	(2.16)		(2.49)	—	(2.47)	(2.47)	18.57	(11.45)	125,947	1.92	(d)	1.95	(d)	(1.61	)(d)	14
Year ended 10/31/14	22.37	(0.23)	2.52		2.29	—	(1.13)	(1.13)	23.53	10.83	180,853	1.91		1.95		(1.03)		10
Year ended 10/31/13	19.30	(0.26)	4.64		4.38	(0.09)	(1.22)	(1.31)	22.37	24.19	182,221	1.91		1.95		(1.30)		19
Year ended 10/31/12	17.93	(0.21)	1.58	(e)	1.37	—	—	—	19.30	7.64	160,090	1.93		1.98		(1.09)		37
Year ended 10/31/11	14.76	(0.24)	3.41		3.17	—	—	—	17.93	21.48	123,286	1.99		2.02		(1.39)		38
Class R
Year ended 10/31/15	24.88	(0.24)	(2.31)		(2.55)	—	(2.47)	(2.47)	19.86	(11.03)	45,561	1.42	(d)	1.45	(d)	(1.11	)(d)	14
Year ended 10/31/14	23.48	(0.12)	2.65		2.53	—	(1.13)	(1.13)	24.88	11.37	70,177	1.41		1.45		(0.53)		10
Year ended 10/31/13	20.19	(0.17)	4.86		4.69	(0.18)	(1.22)	(1.40)	23.48	24.83	76,385	1.41		1.45		(0.80)		19
Year ended 10/31/12	18.66	(0.12)	1.65	(e)	1.53	—	—	—	20.19	8.20	71,040	1.43		1.48		(0.59)		37
Year ended 10/31/11	15.29	(0.16)	3.53		3.37	—	—	—	18.66	22.04	62,112	1.49		1.52		(0.89)		38
Class Y
Year ended 10/31/15	25.71	(0.13)	(2.40)		(2.53)	—	(2.47)	(2.47)	20.71	(10.56)	147,927	0.92	(d)	0.95	(d)	(0.61	)(d)	14
Year ended 10/31/14	24.11	(0.01)	2.74		2.73	—	(1.13)	(1.13)	25.71	11.92	304,629	0.91		0.95		(0.03)		10
Year ended 10/31/13	20.69	(0.06)	4.98		4.92	(0.28)	(1.22)	(1.50)	24.11	25.47	372,632	0.91		0.95		(0.30)		19
Year ended 10/31/12	19.03	(0.02)	1.68	(e)	1.66	—	—	—	20.69	8.72	235,268	0.93		0.98		(0.09)		37
Year ended 10/31/11	15.51	(0.07)	3.59		3.52	—	—	—	19.03	22.70	41,476	0.99		1.02		(0.39)		38
Class R5
Year ended 10/31/15	26.38	(0.12)	(2.46)		(2.58)	—	(2.47)	(2.47)	21.33	(10.47)	51,659	0.85	(d)	0.88	(d)	(0.54	)(d)	14
Year ended 10/31/14	24.69	0.01	2.81		2.82	—	(1.13)	(1.13)	26.38	12.01	66,042	0.84		0.88		0.04		10
Year ended 10/31/13	21.16	(0.05)	5.10		5.05	(0.30)	(1.22)	(1.52)	24.69	25.53	81,527	0.83		0.87		(0.22)		19
Year ended 10/31/12	19.45	(0.00)	1.71	(e)	1.71	—	—	—	21.16	8.79	71,138	0.84		0.89		(0.00)		37
Year ended 10/31/11	15.82	(0.04)	3.67		3.63	—	—	—	19.45	22.95	70,652	0.83		0.86		(0.23)		38

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $640,877, $6,904, $160,870, $59,008, $242,317 and $62,550 for Class A, Class B, Class C, Class R, Class Y and Class R5 shares, respectively.
(e)	Net gains (losses) on securities (both realized and unrealized) include capital gains realized on distributions from Booz Allen Hamilton Holding Corp. on June 7, 2012 and Generac Holdings, Inc. on July 2, 2012. Net gains (losses) on securities (both realized and unrealized) excluding the capital gains are $1.55, $1.46, $1.46, $1.53, $1.56 and $1.59 for Class A, Class B, Class C, Class R, Class Y and Class R5, respectively.

19                         Invesco Select Companies Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Select Companies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Select Companies Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 23, 2015

Houston, Texas

20                         Invesco Select Companies Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2015 through October 31, 2015.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/15)	Expenses Paid During Period[2]
A	$1,000.00	$888.30	$5.57	$1,019.31	$5.96	1.17%
B	1,000.00	885.20	9.12	1,015.53	9.75	1.92
C	1,000.00	1,114.50	10.23	1,015.53	9.75	1.92
R	1,000.00	887.40	6.76	1,018.05	7.22	1.42
Y	1,000.00	889.60	4.38	1,020.57	4.69	0.92
R5	1,000.00	890.20	4.00	1,020.97	4.28	0.84

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2015 through October 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

21                         Invesco Select Companies Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Select Companies Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 9-10, 2015, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2015.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the performance and investment management services provided by Invesco Advisers and the Affiliated Sub-Advisers to a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports form the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Board also receives a report and this independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 10, 2015, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Canada Ltd. currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Small-Cap Core Funds Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period, the fifth quintile for the three year period and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance

22                         Invesco Select Companies Fund

of the Index for the one and five year periods and below the performance of the Index for the three year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees, but that Lipper does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that the Fund’s rate was below the effective advisory fee rate of one off-shore advised by Invesco Advisers using a similar investment process. The Board also noted how the Fund’s rate compared to the effective sub-adviser fee rate of one fund sub-advised by Invesco Advisers. The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

23                         Invesco Select Companies Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2015:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$132,504,743
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24                         Invesco Select Companies Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			145	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc..

			145	None
[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Select Companies Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	145	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	145	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Chairman, Board of Governors, Western Golf Association	145	Chairman of the Board of Trustees, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			145	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			145	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	145	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	145	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	145	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	145	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	145	None

T-2                         Invesco Select Companies Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	145	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Select Companies Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc..	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company.

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Select Companies Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds.

Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338                         SCO-AR-1                                                               Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) to (d)

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2015	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2015 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2014	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2014 Pursuant to Waiver of Pre-Approval Requirement(1)

Audit Fees	$931,700	N/A	$892,000	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$376,200	0%	$298,893	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$1,307,900	0%	$1,190,893	0%

(g) PWC billed the Registrant aggregate non-audit fees of $376,200 for the fiscal year ended 2015, and $298,893 for the fiscal year ended 2014, for non-audit services rendered to the Registrant.

(1)

With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax fees for the fiscal year end 2015 include fees billed for reviewing tax returns and consultation services. Tax fees for the fiscal year end 2014 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2015 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2015 Pursuant to Waiver of Pre- Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2014 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2014 Pursuant to Waiver of Pre- Approval Requirement(1)

Audit-Related Fees	$574,000	0%	$574,000	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$3,750,000	0%	$0	0%

Total Fees(2)	$4,324,000	0%	$574,000	0%

(1)

With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)

Audit-Related fees for the year end 2015 include fees billed related to reviewing controls at a service organization. Audit-Related fees for the year end 2014 include fees billed related to reviewing controls at a service organization.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $9,083,022 for the fiscal year ended 2015, and $2,939,346 for the fiscal year ended 2014 for non-audit services rendered to Invesco and Invesco Affiliates.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

(f) Not applicable.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the Invesco Funds (the “Funds”)

Last Amended May 4, 2010

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

Delegation

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

a.

The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.

Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.

All Other Auditor Services

The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

●	Bookkeeping or other services related to the accounting records or financial statements of the audit client
●	Financial information systems design and implementation
●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
●	Actuarial services
●	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

●	Management functions
●	Human resources
●	Broker-dealer, investment adviser, or investment banking services
●	Legal services
●	Expert services unrelated to the audit
●	Any service or product provided for a contingent fee or a commission
●	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance
●	Tax services for persons in financial reporting oversight roles at the Fund
●	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of November 20, 2015, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of November 20, 2015, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Investment Funds (Invesco Investment Funds)

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	January 8, 2016

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	January 8, 2016

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	January 8, 2016

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.